(OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                       Annual
                                                                       Report



[LOGO]
The Munder Funds
Investments                                                     JUNE 30, 1998
for all seasons

                                                      THE MUNDER EQUITY FUNDS
                                                          Accelerating Growth
                                                                     Balanced
                                                              Growth & Income
                                                         International Equity
                                                             Micro-Cap Equity
                                                               Mid-Cap Growth
                                                          Multi-Season Growth
                                                Real Estate Equity Investment
                                                              Small-Cap Value
                                                         Small Company Growth
                                                                        Value

                                                 THE MUNDER FRAMLINGTON FUNDS
                                                 Framlington Emerging Markets
                                                       Framlington Healthcare
                                             Framlington International Growth

                                                (INSIDE FRONT COVER)

                                                "We are particularly
                                                happy to report that 6
                                                of the 14 Funds shown
                                                in this report achieved
                                                above-average perfor-
                                                mance as compared to
                                                similar funds..."


The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     We are pleased to present The Munder Funds 1998 annual report. In this report you will find information detailing each Fund's portfolio holdings and performance. We are particularly happy to report that 6 of the 14 Funds shown in this report achieved above-average performance as compared to similar funds for the one year period ended June 30, 1998.

     In our continuing efforts to address the investment needs and asset allocation objectives of our shareholders, we have added two new funds to the Munder Family of Funds: the Munder Framlington Global Financial Services Fund and the Munder Growth Opportunities Fund. The Global Financial Services Fund provides investors with an opportunity to gain exposure to the dynamic financial services sector by taking advantage of the continuing consolidation of financial services companies in the U.S. market as well as emergence of similar trends globally. The Growth Opportunities Fund is designed to bring our Growth at a Reasonable Price, or GARP, discipline to a fund investing in the mid-cap part of the market.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Funds.



     Very truly yours,

     /s/ Lee Munder
     --------------
     Lee Munder, President

Table of
Contents

EQUITY FUNDS OVERVIEW
            iii    Munder Accelerating Growth Fund
            iv     Munder Balanced Fund
            iv     Munder Growth & Income Fund
            iv     Munder International Equity Fund
            v      Munder Micro-Cap Equity Fund
            v      Munder Mid-Cap Growth Fund
            vi     Munder Multi-Season Growth Fund
            vi     Munder Real Estate Equity Investment Fund
            vii    Munder Small-Cap Value Fund
            vii    Munder Small Company Growth Fund
            vii    Munder Value Fund
            viii   Munder Framlington Emerging Markets Fund
            viii   Munder Framlington Healthcare Fund
            viii   Munder Framlington International Growth Fund
            ix     Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS --
            1      Munder Accelerating Growth Fund
            3      Munder Balanced Fund
            8      Munder Growth & Income Fund
            10     Munder International Equity Fund
            24     Munder Micro-Cap Equity Fund
            27     Munder Mid-Cap Growth Fund
            29     Munder Multi-Season Growth Fund
            31     Munder Real Estate Equity Investment Fund
            33     Munder Small-Cap Value Fund
            36     Munder Small Company Growth Fund
            39     Munder Value Fund
            41     Munder Framlington Emerging Markets Fund
            46     Munder Framlington Healthcare Fund
            49     Munder Framlington International Growth Fund
            54     Financial Statements
            74     Financial Highlights
            117    Notes to Financial Statements
                   Report of Ernst & Young LLP, Independent Auditors

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      The pattern of solid economic growth and low inflation that has been characteristic of the past several years continued during the Funds' fiscal year which ended June 30, 1998. Growth, however, appears to have slowed during the second quarter of 1998. The National Association of Purchasing Managers' Survey, an indicator of the pace of industrial activity, fell during the quarter. For the first time in several months, the Index, at 49.6 for June, was below a level of 50. Any reading less than 50 implies a contraction in the manufacturing sector.

      While some of the slowing in industrial activity may be due to the strike at General Motors, the primary reason for a reduction in the pace of economic growth appears to be the fall off in foreign demand stemming from weakness in Southeast Asia. First quarter economic growth was over 5%, which is surprising considering there were significant declines in U.S. exports to Korea (-82% at an annual rate) and Japan (-27% at an annual rate.) There will undoubtedly be additional reductions in exports to the troubled Southeast Asian countries, as well as some acceleration in imports from that region. However, we believe that it is unlikely that the fallout from Southeast Asia will be powerful enough to derail the U.S. expansion.

      The reason for optimism is that domestic demand is likely to continue to be more than robust enough to offset the declines in foreign demand. The U.S. consumer is still benefiting from rising wages, low inflation and relatively low interest rates. Consumer spending accounts for close to 67% of U.S. economic activity. This compares to exports, which account for a much smaller 13% of economic activity.

      Even with solid economic growth during the first half of 1998, inflation remained subdued. As of June 1998, the Consumer Price Index was up only 1.68% from year-ago levels. This continued moderation in inflation, along with the weakness in Southeast Asian economies and financial markets, reduces the probability that the Federal Reserve will feel the need to hike interest rates in the near term, despite significant public discussion of this topic by various Federal Reserve Governors.

The Stock Market

      The stock market, as measured by the S&P 500 Index, was up by 30.16% for the year ended June 30, 1998. From the first quarter of 1995 through June 30, 1998, the S&P 500 Index has registered fourteen consecutive positive quarters. Measuring from 1928, this surpasses the record of eleven sequential positive quarters that occurred from the third quarter of 1962 through the first quarter of 1965.

      The strength in the S&P 500 Index, however, conceals many of the cross-currents that were present in the stock market during the second quarter of 1998. The commonly reported S&P 500 Index is calculated on a capitalization-weighted basis. This means that the largest of the 500 companies in the Index have the greatest influence on its return. In fact, the largest 100 companies in the S&P 500 universe, with capitalizations of $21 billion or more, had a 66.6% weighting in the calculation of the Index's return for the second quarter of 1998. The smallest 100 companies in the S&P 500 universe, ranging in size from $500 million to $3.3 billion, had a 2.4% weight. In fact, in reviewing the companies that had the largest impact on the return of the S&P 500 Index, the largest 20 companies accounted for 68% of the total return of the S&P 500 Index during the second quarter of 1998.

      The narrowness of the returns in the stock market are even more apparent when one looks at some of the other indices. For example, the S&P 500 Index gained 3.30% for the quarter ended June 30, 1998, the S&P 400 Mid-Cap Index returned -2.14% for the quarter, and the S&P 600 Small-Cap Index generated an even weaker -4.45%.

      A large part of the explanation for the positive performance of equities is the continuation of large and positive money flows into equity mutual funds. These flows include foreign money that is being directed toward the U.S. equity market. This money flows first toward stocks that are believed to be most liquid and that has helped to boost the performance of the largest capitalization stocks. It is interesting to note that, at the end of the second quarter of 1998, flows into equity mutual funds in general were 27% higher than year-ago levels, while flows into small company and aggressive stock funds were 20% behind the year-ago pace.

      In addition to money flows, the overall investment environment has other favorable characteristics: relatively positive corporate earnings, continuing economic growth and low inflation. As valuations climb, however, the impact of negative news on stock prices will be amplified.
Volatility will undoubtedly be a key characteristic of the stock market during the remainder of the year.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER ACCELERATING GROWTH FUND

Fund Manager: The Munder Accelerating Fund Committee

      The Fund earned a return of 13.44% for the year ended June 30, 1998, relative to the 25.38% average one year return for the Lipper universe of growth stock mutual funds. The Fund's energy holdings were weak due to declines in oil prices and this had a negative impact on the Fund's return. The Fund's REIT holdings also performed poorly, despite continued strength in their fundamentals.

      Positive factors included the Fund's telecommunication equipment holdings, which continue to perform well and are benefiting from deregulation. Two of the Fund's telecommunication services names, CenturyTel and WorldCom, generated strong returns due to acquisitions made by the companies. Finally, several retail holdings aided returns due to continued strength in consumer spending. The Fund remains focused on holdings that are expected to generate strong earnings growth even in an environment of an overall slowdown in profits.

      In general, this Fund invests in companies that are growing at accelerating rates, and it is these companies that have been most susceptible to the weakness resulting from the Asian crisis. In fact, we have reviewed this Fund continuously over the last several years and believe that the ability to capitalize on market inefficiencies that allowed many "momentum" funds to prosper is over. The Board of Directors of The Munder Funds, Inc. has approved a proposal to reorganize this Fund into the Multi-Season Growth Fund. Shareholders of the Fund will be asked to vote on the proposal and, if approved, the reorganization will take place at the end of November.

MUNDER BALANCED FUND

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 16.23% for the year ended June 30, 1998, relative to the 17.57% average return for the Lipper universe of balanced mutual funds.

      The Fund has historically been managed with approximately 40% of the assets in the style of the Multi-Season Growth Fund, 20% in the style of the Accelerating Growth Fund, and the remaining 40% in fixed income securities. Gradually the equity portion of the fund has been shifted over toward the Multi-Season Growth Fund style. This will continue since the Accelerating Growth Fund is planned to merge into the Multi-Season Growth Fund later this year pending shareholder approval. We also expect that the equity portion of this Fund will broaden over time to include exposure to our Value and Small Cap styles.

      By shifting away from the Accelerating style and broadening the portfolio of this Fund, we seek to improve its relative and absolute performance.

MUNDER GROWTH & INCOME FUND

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 23.32% for the year ended June 30, 1998, relative to the 20.94% average return for the Lipper universe of equity income mutual funds. The Fund has earned above-average returns for the nine-month, one-year and two-year time periods ended June 30, 1998.

      This Fund differs from most equity income funds in that a part of its goal includes obtaining an income yield greater than the S&P 500 Index. As a result, this Fund tends to underperform the S&P 500 Index when growth is in favor, but performs well in more uncertain markets, as we have seen over the last year. We believe that dividend income accounts for a significant amount of the return of the S&P 500 Index. Given the Fund's yield target, the Fund tends to own a number of higher dividend-paying stocks, including utilities, REITs and financial stocks. As a result, the market's view on interest rates also tends to impact the Fund's performance.

MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of 4.48% for the year ended June 30, 1998, relative to the 2.83% return for the FT/S&P Actuaries World ex-U.S. Index and the 8.19% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the one-month time period ended June 30, 1998. It has outperformed the FT World ex-U.S. Index for the one-month, three-month, six-month, one-year, two-year, three-year and five-year time periods ended June 30, 1998.

      The Fund remains highly diversified, holding 770 stocks representing 45 countries as of June 30, 1998. The Fund invests in a broadly diversified group of foreign securities, represented primarily by American Depositary Receipts (ADR's) listed on the U.S. markets. Approximately 87% of the Fund is held in ADR's, while the remainder is in direct investments in other international companies. We believe that this gives investors the best of all worlds: quality trading on U.S. exchanges, U.S. liquidity, more demanding accounting and governmental standards that are necessary to list securities for trading in the U.S., and very broad diversification across the world, without many of the costs of international investing. We consider this Fund to be more similar to an international index fund than many of our competitors' funds. We don't make the kind of bets on countries or regions which have the tendency to increase volatility and costly turnover. The ADR portion of the portfolio gives the Fund broad exposure, while the active portion focuses on countries and companies positioned to benefit from strong economic growth.

      The strength of the dollar negatively impacted the portfolio by 0.95% in June and has reduced performance by approximately 1.5% since the beginning of 1998 and approximately 5.5% for fiscal year ended June 30, 1998. We believe that investors look for total international exposure, including currency, and therefore currency hedging is not part of our strategy, as we believe that the effect of currency fluctuations even out over time.

MUNDER MICRO-CAP EQUITY FUND

Fund Manager: The Munder Micro-Cap Fund Committee

      The Fund earned a return of 38.19% for the year ended June 30, 1998, relative to the 23.94% average return for the Lipper universe of micro cap mutual funds. The Fund, which began operation in December 1996, has earned an above-average return for the one-year period ended June 30, 1998.

      Even though the Fund's performance continues to be above the average of its peer group, and above the S&P 500 Index for the same time period, we have seen some pullback in the second quarter of 1998, which most small cap funds experienced with continued concerns about the impact of Asia on the U.S. economy. Continued low inflation and low interest rates generally are positives for these small companies, especially those in the early growth stages. We continue to monitor economic conditions and the impact of overseas markets to identify buying or selling opportunities.

MUNDER MID-CAP GROWTH FUND

Fund Manager: The Munder Mid-Cap Fund Committee

      The Fund exhibited a 5.23% average return for the year ended June 30, 1998, relative to the 22.22% average return for the Lipper universe of mid-cap mutual funds. Although the performance of the Fund lagged for the second quarter of 1998 as a whole, returns for June were slightly ahead of the S&P 400 Mid-Cap Index.

      The market continues to favor the largest capitalization stocks in the S&P 500 universe. We believe that there are very compelling values within the mid-cap universe where higher growth rates can be found at lower valuations than is the case in the larger cap universe. The flow of funds from global investors continues to be directed toward large cap S&P 500 names, however, and this has helped to boost the performance of large cap stocks.

      This Fund has been in existence for almost 3 years and its assets remain below $50 million. As a result, it is expensive to operate and difficult to obtain the economies of scale for executing trades in the market. As a result, the Board of Directors of The Munder Funds, Inc. decided in August 1998 to close this Fund effective September 15, 1998.

MUNDER MULTI-SEASON GROWTH FUND

Fund Managers: Leonard J. Barr II, CFA and Lee Munder, CFA

      The Fund generated a return of 25.28% for the year ended June 30, 1998, relative to 25.38% average return for the Lipper universe of growth stock mutual funds. The Fund has earned above- average returns for the nine-month, two-year and three-year time periods ended June 30, 1998.

      While the S&P 500 Index ("Index") returned 3.30% on a capitalization-weighted basis (as it is typically reported), the Index earned -1.11% for the second quarter of 1998 on an equal-weighted basis. This helps to illustrate that it is primarily the largest capitalization stocks in the Index (and in the stock market as a whole) that have been doing well. To outperform the Index and large-cap growth managers, a fund would have to be concentrated in the largest companies only, be significantly overweighted in technology and consumer cyclical stocks and avoid all earnings disappointments. Any disappointing news, except when it involves the very largest companies, is being dealt with severely by investors.

      This environment, with top performance concentrated in the largest cap stocks and in a handful of sectors, has been a difficult one for the Multi-Season Growth Fund, which is a diversified and equally-weighted portfolio of high quality stocks with consistent growth and reasonable valuations. The best performing sectors in the Fund during the second quarter of 1998 were telecommunications (Century Telephone up by 13% and WorldCom up by 12%) and technology (Cisco Systems up by 35% and BMC Software up by 24%). Weaker sectors included energy and services.

      As of June 30, 1998, the Fund's estimated earnings growth over the 12 month period was 16%, relative to 7% for the S&P 500 Index universe of stocks. We remain confident that the attractive characteristics of the Fund versus the S&P 500 Index will eventually be rewarded by investors, regardless of the size of the companies represented in the Fund.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Manager: Peter K. Hoglund, CFA

      The Fund generated a return of 9.24% for the year ended June 30, 1998, relative to the 8.05% return for the NAREIT Index (equity only) and the 9.04% average return for the Lipper universe of real estate mutual funds. The Fund has earned above-average returns relative to the Lipper universe for the one-month, three-month, one-year, two-year and three-year time periods ended June 30, 1998. It has outperformed the NAREIT Index for the one-year, two-year and three-year time periods ended June 30, 1998.

      While still displaying negative returns for much of 1998, the REIT market was beginning to show positive signs by the end of June 1998. A mini-rally during the last two weeks in June was led by the higher quality, larger names in the Fund. The fundamentals of the Fund's holdings continue to be strong and look especially compelling when compared to both their peers and the broad market. The over-sold condition of REITs, which occurred during the first six months of 1998, was disappointing. Nonetheless, we believe that it has positioned the Fund to perform well, on both an absolute and relative basis, as the REIT market improves.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund earned a return of 24.84% for the year ended June 30, 1998, relative to the 16.50% return for the Russell 2000 Index, the 19.89% return for the Russell 2000 Value Index and the 17.63% average return for the Lipper universe of small cap mutual funds. The Fund, which began operation in December 1996, has earned above-average returns relative to Lipper for the nine-month and one-year time periods ended June 30, 1998.

      Among the Fund's holdings, the strongest relative performance came from utilities, financials and consumer staples. Utilities were boosted by holdings that gained from anticipation of consolidation in the cable industry. Financial holdings benefited from general market strength and from good stock selection. Returns among consumer staples stocks were led by food-related holdings. Weaker sectors of the Fund included technology, materials and processing, and producer durables.

MUNDER SMALL COMPANY GROWTH FUND

Fund Managers: Carl P. Wilk and Michael Gura, CFA

      The Fund generated a return of 12.57% for the year ended June 30, 1998, compared to the 13.19% return for the Russell 2000 Growth Index and the 17.63% average return for the Lipper universe of small-cap mutual funds. The Fund has earned above-average returns for the two-year, three-year, five-year, and ten-year time periods ended June 30, 1998.

      Especially in the first half of 1998, the focus on the stock market was large-cap names. Our discipline for this Fund is truly small-cap and our median market cap is less than that of the Russell 2000. The market's focus on large-cap names and not small-cap hurt the performance of the Fund. The sectors where the biggest impact was felt were energy, healthcare, and select technology sectors. However, performance in sectors which helped the performance of the Fund were consumer cyclicals and finance. In the second half of 1997, fears of an economic slowdown because of the Asian crisis affected several of our technology securities, especially in the wireless equipment areas.

MUNDER VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund exhibited a return of 26.12% for the year ended June 30, 1998, relative to the 22.86% average return for the Lipper universe of growth & income funds. (There is no Lipper universe representing value funds. The growth & income universe is closest to the Fund in terms of investment characteristics.) The Fund has earned above-average returns for the one-year and two- year time periods ended June 30, 1998.

      In an environment where large-cap stocks have significantly outperformed smaller-cap stocks, the lower capitalization stocks held in the Fund proved to be a negative for performance. The best gains in the Fund came from healthcare and technology, two of the top performing S&P 500 sectors for the quarter. Even though the Fund was underweighted in these sectors, good stock selection coupled with robust market performance created strong gains from the Fund's holdings in both areas. Weaker performance came from two of the largest sectors in the portfolio. Financials underperformed due to the continuing weakness in REITs. Consumer cyclicals also showed relatively weak performance, largely because of weakness in the auto industry from both the General Motors strike and from reduced demand coming from Southeast Asian customers.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

      The Fund earned a return of -28.12% for the year ended June 30, 1998, relative to the -39.08% return for the MSCI Emerging Markets Free Index and the -31.87% average return for the Lipper universe of emerging markets mutual funds. The Fund, which began operation in December 1996, has earned above-average returns for the three-month and one-year time periods ended June 30, 1998.

      The Fund's goal for most of 1998 has been to seek "safe haven" markets whose economies have relatively little debt, in particular debt which is denominated in U.S. dollars. The sentiment toward emerging markets has become so poor, however, that it appears that investors are no longer distinguishing between the problem economies and those that are healthy. As a result, many of the Fund's investments have fallen in value without any deterioration in their outlook. We believe that in some stock markets, such as China and Mexico, the extent of the decline is not justified by fundamentals, creating good value for investors. The Fund continues to focus on regions with favorable economic and political climates while avoiding the stock markets of Southeast Asia.

MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated a 8.72% return for the year ended June 30, 1998, compared to the 17.97% average return for the Lipper universe of health/ biotechnology mutual funds. The small and mid-capitalization healthcare stocks held in the Fund remained out of favor with investors, again underperforming larger company drug stocks. This Fund is characterized by 80.80% of its holdings comprised of companies with a market capitalization below $2 billion rather than focusing on the giants of the healthcare industry. The growth rates of the stocks in the Fund remain strong, with little threat posed to them by a softening of the economy. In addition, their valuations remain reasonable. The restraint on many of these Fund holdings continues to be poor sentiment. We believe that the underlying earnings growth and current valuations argue for strong relative outperformance when these stocks come back into favor.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of 5.86% for the year ended June 30, 1998, relative to the 6.38% return for the Morgan Stanley EAFE Index and the 8.19% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the three- month and six-month time periods ended June 30, 1998.

      The key theme of corporate restructuring remains intact in Europe and, although valuations are high in some countries, the European economies are looking increasingly attractive. In addition, the flow of funds into European stock markets has continued to increase. The Fund is still overweighted in Europe compared to the Morgan Stanley EAFE Index. It is also underweighted in Japan where the economy and companies' earnings have been disappointing investors for an extended period of time.

Hypotheticals and Total Returns

The following graphs represent the performance of the Funds since inception, which includes a period of time when the Funds were managed by Munder Capital Management (approximately forty-one months) and a period of time when the Funds were managed by the predecessor. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class(es) of each Fund shown in the line graph as well as certain other classes of shares offered by the Fund. These classes have different sales charges and expenses than the class(es) shown in the line graph, which affect performance. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.


Accelerating Growth Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                           Lipper Growth
             Class Y         S&P 500       Funds Average
             -------         -------       -------------
 12/1/91    $10,000.00      $10,000.00       $10,000.00
12/31/91    $11,300.00      $11,141.00       $11,127.00
 1/31/92    $11,113.00      $10,934.00       $11,176.00
 2/29/92    $11,113.00      $11,075.00       $11,355.00
 3/31/92    $10,803.00      $10,860.00       $11,031.00
 4/30/92    $10,620.00      $11,179.00       $10,966.00
 5/31/92    $10,710.00      $11,233.00       $11,051.00
 6/30/92    $10,309.00      $11,066.00       $10,732.00
 7/31/92    $10,863.00      $11,518.00       $11,117.00
 8/31/92    $10,742.00      $11,283.00       $10,876.00
 9/30/92    $11,084.00      $11,415.00       $11,069.00
10/31/92    $11,309.00      $11,455.00       $11,290.00
11/30/92    $12,034.00      $11,844.00       $11,863.00
12/31/92    $12,416.00      $11,989.00       $12,085.00
 1/31/93    $12,598.00      $12,089.00       $12,260.00
 2/28/93    $12,454.00      $12,254.00       $12,085.00
 3/31/93    $13,145.00      $12,512.00       $12,437.00
 4/30/93    $12,533.00      $12,210.00       $12,073.00
 5/31/93    $13,172.00      $12,536.00       $12,525.00
 6/30/93    $13,338.00      $12,572.00       $12,565.00
 7/31/93    $13,400.00      $12,522.00       $12,531.00
 8/31/93    $14,216.00      $12,996.00       $13,070.00
 9/30/93    $14,464.00      $12,896.00       $13,198.00
10/31/93    $14,580.00      $13,163.00       $13,386.00
11/30/93    $13,878.00      $13,037.00       $13,135.00
12/31/93    $14,580.00      $13,195.00       $13,516.00
 1/31/94    $14,874.00      $13,643.00       $13,952.00
 2/28/94    $14,706.00      $13,273.00       $13,734.00
 3/31/94    $13,833.00      $12,695.00       $13,094.00
 4/30/94    $13,686.00      $12,858.00       $13,164.00
 5/31/94    $13,308.00      $13,068.00       $13,239.00
 6/30/94    $12,477.00      $12,748.00       $12,806.00
 7/31/94    $12,888.00      $13,167.00       $13,145.00
 8/31/94    $13,529.00      $13,705.00       $13,750.00
 9/30/94    $13,319.00      $13,370.00       $13,485.00
10/31/94    $13,918.00      $13,670.00       $13,687.00
11/30/94    $13,140.00      $13,173.00       $13,172.00
12/31/94    $13,402.00      $13,368.00       $13,299.00
 1/31/95    $13,251.00      $13,714.00       $13,391.00
 2/28/95    $13,791.00      $14,248.00       $13,918.00
 3/31/95    $14,255.00      $14,668.00       $14,316.00
 4/30/95    $14,342.00      $15,100.00       $14,635.00
 5/31/95    $14,828.00      $15,702.00       $15,075.00
 6/30/95    $16,070.00      $16,067.00       $15,702.00
 7/31/95    $17,279.00      $16,599.00       $16,447.00
 8/31/95    $17,452.00      $16,641.00       $16,592.00
 9/30/95    $17,862.00      $17,342.00       $17,065.00
10/31/95    $17,106.00      $17,280.00       $16,798.00
11/30/95    $17,344.00      $18,038.00       $17,398.00
12/31/95    $16,885.00      $18,386.00       $17,499.00
 1/31/96    $17,406.00      $19,011.00       $17,871.00
 2/29/96    $18,245.00      $19,188.00       $18,250.00
 3/31/96    $18,689.00      $19,372.00       $18,424.00
 4/30/96    $19,464.00      $19,658.00       $18,977.00
 5/31/96    $20,227.00      $20,164.00       $19,429.00
 6/30/96    $19,655.00      $20,241.00       $19,174.00
 7/31/96    $17,724.00      $19,347.00       $18,082.00
 8/30/96    $18,384.00      $19,756.00       $18,702.00
 9/30/96    $19,833.00      $20,867.00       $19,732.00
10/31/96    $19,337.00      $21,442.00       $19,945.00
11/30/96    $19,680.00      $23,062.00       $21,171.00
12/31/96    $19,093.00      $22,605.00       $20,903.00
 1/31/97    $20,188.00      $24,016.00       $21,975.00
 2/28/97    $19,149.00      $24,205.00       $21,723.00
 3/31/97    $17,633.00      $23,212.00       $20,781.00
 4/30/97    $17,913.00      $24,597.00       $21,539.00
 5/31/97    $19,682.00      $26,101.00       $23,084.00
 6/30/97    $20,651.00      $27,261.00       $23,992.00
 7/31/97    $22,574.23      $29,430.98       $26,009.73
 8/31/97    $21,788.64      $27,782.84       $25,146.20
 9/30/97    $23,516.48      $29,305.34       $26,546.85
10/31/97    $22,042.00      $28,326.54       $25,540.72
11/30/97    $22,000.12      $29,638.06       $25,969.81
12/31/97    $21,852.72      $30,147.84       $26,216.52
 1/31/98    $21,149.06      $30,482.48       $26,339.74
 2/28/98    $22,709.86      $32,680.26       $28,328.39
 3/31/98    $24,020.22      $34,353.49       $29,586.17
 4/30/98    $23,962.57      $34,700.46       $29,938.24
 5/31/98    $22,951.35      $34,238.95       $29,061.05
 6/30/98    $23,428.74      $35,629.05       $30,115.97

                  GROWTH OF A $10,000 INVESTMENT                                      AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------  -----------------------------------------------------------
                                                                      One     One        Five    Five       Since      Since
Class and          With         Without                Lipper Growth  Year    year       Years   Years      Inception  Inception
Inception Date     Load         Load        S&P 500    Funds Average  w/load  w/out load w/load  w/out load w/ load    w/out load
--------------     ----         ----        -------    -------------  ------  ---------- ------  ---------- ---------  ----------
Class A--11/23/92  $18,636.41*  $19,715.87  $29,958.08  $25,145.51     7.48%*   13.75%   10.54%    11.79%   11.75%*    12.88%
Class B--4/25/94   $16,402.73+  $16,582.24  $27,513.68  $22,766.41     8.08%*   12.16%     N/A       N/A    12.56%+    12.85%
Class C--9/26/95          N/A   $12,873.64  $20,459.51  $17,481.72    11.43%*   12.43%     N/A       N/A      N/A       9.58%
Class Y--12/1/91          N/A   $23,426.06  $35,488.22  $30,081.56      N/A     13.44%     N/A     11.92%     N/A      13.81%

 *Reflects the deduction of the maximum sales charge of 5.50% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining Contingent Deferred Sales Charge ("CDSC") schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load. All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends.



Balanced Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                                 60% S&P 500/        Lipper Balanced
                 Class Y        S&P 500     40% Lehman Gov't/Corp.     Funds Average
                 -------        -------     ----------------------   ---------------
 4/13/93       $10,000.00     $10,000.00          $10,000.00            $10,000.00
 4/30/93        $9,860.00      $9,758.00           $9,885.75             $9,890.00
 5/31/93       $10,000.00     $10,018.00          $10,039.84            $10,045.00
 6/30/93       $10,070.00     $10,047.00          $10,149.00            $10,158.00
 7/31/93       $10,061.00     $10,007.00          $10,151.00            $10,181.00
 8/31/93       $10,352.00     $10,386.00          $10,473.00            $10,484.00
 9/30/93       $10,403.00     $10,306.00          $10,440.00            $10,514.00
10/31/93       $10,444.00     $10,519.00          $10,586.00            $10,620.00
11/30/93       $10,192.00     $10,419.00          $10,477.00            $10,481.00
12/31/93       $10,484.00     $10,545.00          $10,571.00            $10,662.00
 1/31/94       $10,663.00     $10,903.00          $10,850.00            $10,925.00
 2/28/94       $10,481.00     $10,607.00          $10,589.00            $10,715.00
 3/31/94       $10,026.00     $10,146.00          $10,199.00            $10,321.00
 4/30/94        $9,977.00     $10,276.00          $10,243.00            $10,341.00
 5/31/94        $9,886.00     $10,444.00          $10,336.00            $10,393.00
 6/30/94        $9,571.00     $10,188.00          $10,173.00            $10,211.00
 7/31/94        $9,773.00     $10,522.00          $10,455.00            $10,441.00
 8/31/94       $10,059.00     $10,953.00          $10,715.00            $10,707.00
 9/30/94        $9,946.00     $10,685.00          $10,491.00            $10,505.00
10/31/94       $10,084.00     $10,925.00          $10,631.00            $10,556.00
11/30/94        $9,797.00     $10,528.00          $10,385.00            $10,300.00
12/31/94        $9,940.00     $10,683.00          $10,505.00            $10,399.00
 1/31/95        $9,981.00     $10,960.00          $10,750.00            $10,539.00
 2/28/95       $10,281.00     $11,387.00          $11,103.00            $10,859.00
 3/31/95       $10,473.00     $11,723.00          $11,333.00            $11,054.00
 4/30/95       $10,587.00     $12,068.00          $11,600.00            $11,250.00
 5/31/95       $10,930.00     $12,549.00          $12,072.00            $11,624.00
 6/30/95       $11,264.00     $12,840.00          $12,282.00            $11,852.00
 7/31/95       $11,609.00     $13,266.00          $12,520.00            $12,120.00
 8/31/95       $11,672.00     $13,299.00          $12,598.00            $12,225.00
 9/30/95       $11,968.00     $13,860.00          $12,982.00            $12,502.00
10/31/95       $11,926.00     $13,810.00          $13,021.00            $12,466.00
11/30/95       $12,274.00     $14,416.00          $13,462.00            $12,857.00
12/31/95       $12,280.00     $14,694.00          $13,699.00            $13,039.00
 1/31/96       $12,577.00     $15,193.00          $14,030.00            $13,278.00
 2/29/96       $12,704.00     $15,334.00          $14,010.00            $13,323.00
 3/31/96       $12,786.00     $15,482.00          $14,058.00            $13,376.00
 4/30/96       $12,956.00     $15,710.00          $14,162.00            $13,505.00
 5/31/96       $13,180.00     $16,115.00          $14,397.00            $13,668.00
 6/30/96       $13,218.00     $16,176.00          $14,497.00            $13,684.00
 7/31/96       $12,715.00     $15,462.00          $14,080.00            $13,301.00
 8/30/96       $12,940.00     $15,789.00          $14,264.00            $13,544.00
 9/30/96       $13,597.00     $16,677.00          $14,882.00            $14,038.00
10/31/96       $13,694.00     $17,137.00          $15,271.00            $14,313.00
11/30/96       $14,157.00     $18,430.00          $16,140.00            $14,979.00
12/31/96       $13,859.00     $18,066.00          $15,864.00            $14,822.00
 1/31/97       $14,179.00     $19,194.00          $16,547.00            $15,256.00
 2/28/97       $14,042.00     $19,344.00          $16,648.00            $15,284.00
 3/31/97       $13,542.00     $18,551.00          $16,112.00            $14,854.00
 4/30/97       $13,933.00     $19,658.00          $16,849.00            $15,276.00
 5/31/97       $14,623.00     $20,859.00          $17,617.00            $15,951.00
 6/30/97       $15,057.00     $21,787.00          $18,235.00            $16,430.00
 7/31/97       $15,982.85     $23,521.25          $18,812.68            $17,350.08
 8/31/97       $15,508.16     $22,204.06          $18,096.30            $16,897.24
 9/30/97       $16,223.09     $23,420.84          $18,804.95            $17,530.89
10/31/97       $16,013.81     $22,638.58          $18,548.45            $17,229.36
11/30/97       $16,177.15     $23,686.75          $19,103.05            $17,484.35
12/31/97       $16,351.87     $24,094.16          $19,380.42            $17,713.40
 1/31/98       $16,301.18     $24,361.61          $19,618.80            $17,823.22
 2/28/98       $16,954.85     $26,118.08          $20,451.82            $18,557.54
 3/31/98       $17,421.11     $27,455.32          $21,105.46            $19,079.00
 4/30/98       $17,433.31     $27,732.62          $21,275.57            $19,201.11
 5/31/98       $17,201.44     $27,363.78          $21,147.06            $19,007.18
 6/30/98       $17,502.47     $28,474.75          $21,147.06            $19,290.39


                                     GROWTH OF A $10,000 INVESTMENT
                  ----------------------------------------------------------
                                                       60% S&P     Lipper
                                                       500/40%     Balanced
Class and            With       Without                Lehman      Funds
Inception Date       Load       Load        S&P 500    Gov't/Corp. Average
--------------       ----       -------     -------    ----------- ---------
Class A--4/30/93  $16,591.44*  $17,550.58  $29,059.94  $22,778.35  $19,316.17
Class B--6/21/94  $17,023.64+  $17,223.64  $27,832.46  $22,034.21  $18,917.85
Class C--1/24/96  $13,780.60   $13,780.60  $18,664.11  $15,752.03  $14,492.91
Class Y--4/13/93         N/A   $17,501.56  $28,362.20  $22,428.67  $19,316.17

              AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------
         One             Five
One      Year    Five    Years    Since      Since
Year     w/out   Years   w/out    Inception  Inception
w/load   load    w/load  load     w/load     w/out load
------   -----   ------  -----    ---------  ----------
 9.53%*  15.93%  10.17%  11.44%   10.29%*    11.49%
10.11%*  15.11%     N/A     N/A   14.12%+    14.45%
14.00%*  15.00%     N/A     N/A      N/A     14.09%
   N/A   16.23%     N/A  11.69%      N/A     11.33%

Growth & Income Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                           Lipper Equity
             Class Y          S&P 500      Income Funds
             -------          -------      --------------
 7/5/94     $10,000.00      $10,000.00       $10,000.00
 7/31/94    $10,090.00      $10,328.00       $10,263.00
 8/31/94    $10,190.00      $10,750.00       $10,590.00
 9/30/94    $10,140.00      $10,487.00       $10,400.00
10/31/94    $10,167.00      $10,723.00       $10,459.00
11/30/94     $9,905.00      $10,333.00       $10,058.00
12/31/94     $9,951.00      $10,486.00       $10,131.00
 1/31/95    $10,246.00      $10,757.00       $10,323.00
 2/28/95    $10,602.00      $11,176.00       $10,654.00
 3/31/95    $10,809.00      $11,506.00       $10,909.00
 4/30/95    $11,066.00      $11,844.00       $11,156.00
 5/31/95    $11,456.00      $12,317.00       $11,491.00
 6/30/95    $11,523.00      $12,602.00       $11,643.00
 7/31/95    $11,678.00      $13,020.00       $11,970.00
 8/31/95    $11,740.00      $13,053.00       $12,102.00
 9/30/95    $12,251.00      $13,603.00       $12,501.00
10/31/95    $12,272.00      $13,555.00       $12,363.00
11/30/95    $12,856.00      $14,149.00       $12,890.00
12/31/95    $13,361.00      $14,422.00       $13,209.00
 1/31/96    $13,700.00      $14,912.00       $13,516.00
 2/29/96    $13,657.00      $15,051.00       $13,635.00
 3/31/96    $13,799.00      $15,195.00       $13,818.00
 4/30/96    $13,682.00      $15,419.00       $13,987.00
 5/31/96    $13,842.00      $15,816.00       $14,213.00
 6/30/96    $13,972.00      $15,877.00       $14,232.00
 7/31/96    $13,512.00      $15,176.00       $13,709.00
 8/30/96    $13,823.00      $15,497.00       $14,065.00
 9/30/96    $14,391.00      $16,368.00       $14,601.00
10/31/96    $14,822.00      $16,819.00       $14,932.00
11/30/96    $15,663.00      $18,089.00       $15,777.00
12/31/96    $15,517.00      $17,731.00       $15,693.00
 1/31/97    $16,088.00      $18,838.00       $16,285.00
 2/28/97    $16,414.00      $18,986.00       $16,464.00
 3/31/97    $15,992.00      $18,208.00       $15,954.00
 4/30/97    $16,449.00      $19,294.00       $16,421.00
 5/31/97    $17,304.00      $20,473.00       $17,372.00
 6/30/97    $17,945.00      $21,383.00       $18,016.00
 7/31/97    $19,252.83      $23,085.09       $19,169.02
 8/31/97    $18,509.67      $21,792.32       $18,618.87
 9/30/97    $19,535.11      $22,986.54       $19,555.40
10/31/97    $19,298.73      $22,218.79       $18,970.70
11/30/97    $19,808.22      $23,247.52       $19,554.99
12/31/97    $20,539.14      $23,647.38       $20,018.45
 1/31/98    $20,652.11      $23,909.86       $20,004.43
 2/28/98    $21,591.78      $25,633.77       $21,126.68
 3/31/98    $22,762.05      $26,946.21       $22,068.93
 4/30/98    $22,536.71      $27,218.37       $22,073.35
 5/31/98    $22,171.61      $26,750.21       $21,720.17
 6/30/98    $22,131.71      $27,836.27       $21,854.84


                                   GROWTH OF A $10,000 INVESTMENT                           AVERAGE ANNUAL TOTAL RETURNS
                      --------------------------------------------------------    -------------------------------------------
                                                                 Lipper Equity    One       One          Since       Since
Class and            With          Without                       Income Funds     Year      Year         Inception   Inception
Inception Date       Load          Load           S&P 500        Average          w/load    w/out load   w/load      w/out load
--------------       ----          -------        -------        -------------    ------    ----------   ---------   ----------
Class A--8/8/94      $20,502.61*   $21,700.28     $26,948.22     $21,229.48       16.23%*     23.03%      20.24%*     22.00%
Class B--8/9/94      $20,792.78+   $21,092.78     $26,948.22     $21,229.48       17.09%*     22.09%      20.69%+     21.13%
Class C--12/5/95            N/A    $16,384.84     $19,670.35     $16,930.44       21.05%*     22.05%         N/A      21.18%
Class Y--07/5/94            N/A    $22,129.06     $27,836.27     $21,854.84          N/A      23.32%         N/A      22.03%

* Reflects  the  deduction of the maximum  sales charge of 5.00% for Class A Shares,  of 5.00%
  for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load for the Balanced Fund and 3.00% for the Growth and Income Fund.

  Please refer to the preceding and following pages for additional information on performance and index description.



International Equity Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                            FT/S&P Actuaries    Lipper International
              Class Y       World Index ex U.S.    Funds Average
              -------       ------------------- --------------------
12/1/91     $10,000.00        $10,000.00             $10,000.00
12/31/91    $10,520.00        $10,468.17             $10,487.00
 1/31/92    $10,646.00        $10,212.86             $10,569.00
 2/29/92    $10,776.00         $9,847.48             $10,576.00
 3/31/92    $10,486.00         $9,185.01             $10,214.00
 4/30/92    $10,736.00         $9,164.46             $10,476.00
 5/31/92    $11,187.00         $9,776.53             $10,990.00
 6/30/92    $10,766.00         $9,303.71             $10,686.00
 7/31/92    $10,416.00         $9,048.41             $10,308.00
 8/31/92    $10,175.00         $9,673.08             $10,378.00
 9/30/92    $10,195.00         $9,434.35             $10,149.00
10/31/92    $10,365.00         $8,962.20              $9,850.00
11/30/92    $10,616.00         $9,072.94              $9,903.00
12/31/92    $10,656.00         $9,101.46             $10,033.00
 1/31/93    $10,522.00         $9,104.77             $10,071.00
 2/28/93    $10,785.00         $9,413.79             $10,302.00
 3/31/93    $11,140.00        $10,247.35             $10,882.00
 4/30/93    $11,363.00        $11,196.29             $11,441.00
 5/31/93    $11,576.00        $11,509.28             $11,679.00
 6/30/93    $11,485.00        $11,227.45             $11,443.00
 7/31/93    $11,870.00        $11,728.12             $11,786.00
 8/31/93    $12,549.00        $12,279.84             $12,540.00
 9/30/93    $12,448.00        $11,949.60             $12,497.00
10/31/93    $13,238.00        $12,269.23             $13,091.00
11/30/93    $12,833.00        $11,226.79             $12,589.00
12/31/93    $14,120.00        $12,029.84             $13,846.00
 1/31/94    $14,515.00        $13,043.10             $14,671.00
 2/28/94    $13,867.00        $13,023.21             $14,330.00
 3/31/94    $12,823.00        $12,514.59             $13,657.00
 4/30/94    $13,127.00        $13,032.49             $14,011.00
 5/31/94    $13,238.00        $12,991.38             $13,986.00
 6/30/94    $12,691.00        $13,148.54             $13,822.00
 7/31/94    $13,279.00        $13,286.47             $14,205.00
 8/31/94    $13,644.00        $13,604.77             $14,658.00
 9/30/94    $13,248.00        $13,234.08             $14,309.00
10/31/94    $13,563.00        $13,657.16             $14,578.00
11/30/94    $13,076.00        $12,980.11             $13,887.00
12/31/94    $12,942.00        $13,035.81             $13,721.00
 1/31/95    $12,328.00        $12,483.42             $13,051.00
 2/28/95    $12,574.00        $12,385.28             $13,108.00
 3/31/95    $12,921.00        $13,157.16             $13,573.00
 4/30/95    $13,361.00        $13,684.35             $14,028.00
 5/31/95    $13,555.00        $13,503.98             $14,175.00
 6/30/95    $13,749.00        $13,260.61             $14,196.00
 7/31/95    $14,403.00        $14,098.14             $14,954.00
 8/31/95    $14,097.00        $13,585.54             $14,642.00
 9/30/95    $14,475.00        $13,815.65             $14,902.00
10/31/95    $14,383.00        $13,454.91             $14,617.00
11/30/95    $14,465.00        $13,862.07             $14,778.00
12/31/95    $14,757.00        $14,397.88             $15,220.00
 1/31/96    $14,911.00        $14,533.82             $15,533.00
 2/29/96    $14,932.00        $14,523.21             $15,599.00
 3/31/96    $15,149.00        $14,822.28             $15,848.00
 4/30/96    $15,623.00        $15,295.76             $16,328.00
 5/31/96    $15,540.00        $15,043.77             $16,272.00
 6/30/96    $15,623.00        $15,122.01             $16,402.00
 7/31/96    $15,107.00        $14,637.93             $15,837.00
 8/30/96    $15,406.00        $14,723.47             $16,028.00
 9/30/96    $15,685.00        $15,120.68             $16,374.00
10/31/96    $15,695.00        $14,987.39             $16,326.00
11/30/96    $16,304.00        $15,563.65             $17,060.00
12/31/96    $16,293.00        $15,337.53             $17,168.00
 1/31/97    $16,118.00        $14,852.12             $17,073.00
 2/28/97    $16,270.00        $15,133.28             $17,667.00
 3/31/97    $16,200.00        $15,082.89             $17,393.00
 4/30/97    $16,409.00        $15,173.07             $17,453.00
 5/31/97    $17,653.00        $16,242.04             $18,458.00
 6/30/97    $18,490.00        $17,076.00             $19,324.00
 7/31/97    $18,864.42        $17,364.58             $19,851.55
 8/30/97    $17,589.19        $16,063.98             $18,410.32
 9/30/97    $18,454.58        $16,921.79             $19,546.24
10/31/97    $17,050.18        $15,598.51             $18,072.45
11/30/97    $16,710.88        $15,369.21             $17,904.38
12/31/97    $16,841.23        $15,458.35             $18,052.99
 1/31/98    $17,386.88        $16,093.69             $18,477.23
 2/28/98    $18,704.81        $17,133.34             $19,696.73
 3/31/98    $19,389.41        $17,678.18             $20,703.23
 4/30/98    $19,567.79        $17,768.34             $20,986.87
 5/31/98    $19,289.93        $17,633.30             $21,007.85
 6/30/98    $19,320.79        $17,550.43             $20,846.09


                            GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
                    ------------------------------------------------ -----------------------------------------------------------
                                          FT/S&P
                                          Actuaries                  One     One        Five    Five        Since      Since
Class and           With         Without  World Index  Lipper Int'l  Year    Year       Years   Years       Inception  Inception
Inception Date      Load         Load     ex U.S.Funds Average       w/load  w/out load w/load  w/out load  w/load     w/out load
--------------      ----         -------  ------------ ------------  ------  ---------- ------  ----------  ---------  ----------
Class A--11/30/92  $16,994.30*  $17,988.31  $19,352.96  $20,960.29   (1.46)%*   4.30%    9.46%   10.70%     9.96%*      11.09%
Class B--3/9/94    $13,420.26+  $13,620.26  $13,482.72  $14,350.38   (1.23)%*   3.54%      N/A      N/A     7.06%+       7.43%
Class C--9/29/95          N/A   $12,984.50  $12,709.59  $13,850.72    2.50 %*   3.50%      N/A      N/A       N/A        9.95%
Class Y--12/1/91          N/A   $19,319.21  $17,558.83  $20,907.11       N/A    4.48%      N/A   10.96%       N/A       10.52%

Micro-Cap Equity Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                             Wilshire               Lipper
              Class Y     Micro-Cap Index  Micro-Cap Funds Average
              -------     ---------------  -----------------------
12/26/96    $10,000.00     $10,000.00           $10,000.00
12/30/96    $10,120.00     $10,000.00           $10,000.00
 1/31/97    $10,600.00     $10,474.00           $10,421.00
 2/28/97    $10,910.00     $10,253.00           $10,107.00
 3/31/97    $10,130.00      $9,788.00            $9,494.00
 4/30/97     $9,780.00      $9,474.00            $9,204.00
 5/31/97    $11,260.00     $10,382.00           $10,343.00
 6/30/97    $12,830.00     $11,052.00           $11,146.00
 7/31/97    $14,669.95     $11,620.07           $11,936.25
 8/30/97    $16,050.39     $12,119.74           $12,585.58
 9/30/97    $18,059.90     $13,252.93           $13,784.99
10/31/97    $17,969.60     $12,791.73           $13,294.24
11/30/97    $17,700.06     $12,546.13           $13,066.91
12/31/97    $17,365.53     $12,419.41           $12,885.28
 1/31/98    $17,115.46     $12,331.23           $12,748.70
 2/28/98    $18,393.99     $13,083.44           $13,653.86
 3/31/98    $19,048.81     $13,724.53           $14,419.84
 4/30/98    $18,965.00     $14,016.86           $14,664.97
 5/31/98    $17,779.69     $13,328.63           $13,861.33
 6/30/98    $17,728.13     $13,265.99           $13,825.29

                               GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                    -----------------------------------------------------    -------------------------------------------
                                             Wilshire                        One     One         Since       Since
Class and            With        Without     Micro-Cap   Lipper Micro-Cap    Year    Year        Inception   Inception
Inception Date       Load        Load        Index       Funds Average       w/load  w/out load  w/load      w/out load
--------------       ----        -------     ---------   ----------------    ------  ----------  ---------   -----------
Class A--12/26/96  $16,709.77*  $17,678.94   $13,265.72     $13,813.77       30.38%*     38.01%     40.42%*    45.76%
Class B--2/24/97   $15,514.50+  $15,914.50   $12,938.03     $13,654.75       31.87%*     36.87%     38.52%+    41.16%
Class C--3/31/97          N/A   $17,291.14   $13,551.39     $14,575.58       35.95%*     36.95%        N/A     54.86%
Class Y--12/26/96         N/A   $17,729.66   $13,265.72     $13,813.77          N/A      38.19%        N/A     46.03%

 *Reflects the deduction of the maximum sales charge of 5.50% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load for the International Equity Fund and 4.00% for the Micro-Cap Equity Fund.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the S&P 500 Index, an unmanaged index of common stock prices, includes reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The FT/S&P Actuaries World Index ex U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends. The Wilshire Micro-Cap Index consists of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on size. The Wilshire 5000 Index contains all publicly traded U.S. stocks, but excludes REITs and limited partnerships.



Mid-Cap Growth Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                  S&P 400           Lipper Mid-Cap
               Class Y         Mid-Cap Index        Funds Average
               -------         -------------        --------------
 8/14/95     $10,000.00         $10,000.00           $10,000.00
 8/31/95     $10,370.00         $10,186.99           $10,125.00
 9/30/95     $10,620.00         $10,433.92           $10,386.00
10/31/95     $10,270.00         $10,165.46           $10,136.00
11/30/95     $10,480.00         $10,609.43           $10,483.00
12/31/95     $10,750.00         $10,583.03           $10,555.00
 1/31/96     $10,730.00         $10,736.00           $10,626.00
 2/29/96     $11,170.00         $11,100.00           $11,006.00
 3/31/96     $11,270.00         $11,234.00           $11,195.00
 4/30/96     $12,010.00         $11,577.00           $11,777.00
 5/31/96     $12,280.00         $11,734.00           $12,115.00
 6/30/96     $11,580.00         $11,558.00           $11,762.00
 7/31/96     $10,590.00         $10,776.00           $10,827.00
 8/30/96     $11,410.00         $10,398.00           $11,448.00
 9/30/96     $12,540.00         $11,895.00           $12,134.00
10/31/96     $12,060.00         $11,929.00           $11,973.00
11/30/96     $12,170.00         $12,601.00           $12,493.00
12/31/96     $12,049.00         $12,615.00           $12,431.00
 1/31/97     $12,383.00         $13,088.00           $12,827.00
 2/28/97     $11,882.00         $12,981.00           $12,423.00
 3/31/97     $10,334.00         $12,428.00           $11,768.00
 4/30/97     $10,134.00         $12,750.00           $11,953.00
 5/31/97     $11,503.00         $13,865.00           $13,126.00
 6/30/97     $11,704.00         $14,260.00           $13,624.00
 7/31/97     $12,962.41         $15,671.74           $14,720.73
 8/30/97     $12,906.68         $15,652.93           $14,666.27
 9/30/97     $13,864.35         $16,552.98           $15,600.51
10/31/97     $12,806.50         $15,832.92           $14,868.84
11/30/97     $12,751.43         $16,067.25           $14,862.90
12/31/97     $12,008.02         $16,690.66           $15,059.09
 1/31/98     $11,551.72         $16,373.54           $14,825.67
 2/28/98     $12,487.41         $17,730.90           $16,115.50
 3/31/98     $12,887.01         $18,530.57           $16,864.87
 4/30/98     $13,001.70         $18,869.68           $17,013.28
 5/31/98     $12,225.50         $18,020.54           $16,191.54
 6/30/98     $12,317.19         $18,134.07           $16,610.90


                                GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                    ------------------------------------------------------   ------------------------------------------
                                                S&P 400                      One     One         Since       Since
Class and            With          Without      Mid-Cap     Lipper Mid-Cap   Year    Year        Inception   Inception
Inception Date       Load          Load         Index       Funds Average    w/load  w/out load  w/load      w/out load
--------------       ----          -------      -------     --------------   ------  ----------  ---------   ----------
Class A--12/22/95  $10,978.74*   $11,613.53     $17,132.42   $16,536.89      (0.74)%*   5.05%      3.77%*      6.11%
Class B--1/26/96   $11,067.76+   $11,366.06     $16,887.43   $16,651.69      (0.87)%*   4.13%      4.27%+      5.42%
Class C--11/9/95          N/A    $11,543.71     $17,836.20   $16,536.89       3.13 %*   4.13%        N/A       5.59%
Class Y--8/14/95          N/A    $12,315.24     $18,204.59   $16,651.69          N/A    5.23%        N/A       7.50%

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  Please refer to the preceding and following pages for additional information on performance and index description.


Multi-Season Growth Fund

                        CLASS B & Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class B
                             [Performance Graph]

             Class B-1.0%                           Lipper Growth
             Back-end load         S&P 500          Funds Average
             -------------         -------          -------------
 4/29/93     $10,000.00          $10,000.00          $10,000.00
 4/30/93     $10,030.00          $10,000.00          $10,000.00
 5/31/93     $10,060.00          $10,266.84          $10,157.00
 6/30/93     $10,160.00          $10,296.81          $10,273.00
 7/31/93     $10,110.00          $10,255.35          $10,294.00
 8/31/93     $10,340.00          $10,643.61          $10,602.00
 9/30/93     $10,430.00          $10,561.99          $10,638.00
10/31/93     $10,390.00          $10,780.33          $10,739.00
11/30/93     $10,310.00          $10,677.58          $10,589.00
12/31/93     $10,650.00          $10,806.67          $10,774.00
 1/31/94     $10,930.00          $11,173.72          $11,033.00
 2/28/94     $10,800.00          $10,870.60          $10,822.00
 3/31/94     $10,320.00          $10,397.58          $10,422.00
 4/30/94     $10,350.00          $10,530.79          $10,440.00
 5/31/94     $10,360.00          $10,702.94          $10,483.00
 6/30/94     $10,010.00          $10,441.03          $10,291.00
 7/31/94     $10,170.00          $10,783.64          $10,522.00
 8/31/94     $10,670.00          $11,224.74          $10,794.00
 9/30/94     $10,430.00          $10,950.48          $10,593.00
10/31/94     $10,550.00          $11,196.14          $10,650.00
11/30/94     $10,140.00          $10,788.90          $10,390.00
12/31/94     $10,308.00          $10,948.63          $10,489.00
 1/31/95     $10,509.00          $11,232.36          $10,626.00
 2/28/95     $10,920.00          $11,669.67          $10,952.00
 3/31/95     $11,161.00          $12,013.47          $11,149.00
 4/30/95     $11,241.00          $12,366.96          $11,346.00
 5/31/95     $11,583.00          $12,860.50          $11,719.00
 6/30/95     $11,894.00          $13,158.69          $11,959.00
 7/31/95     $12,295.00          $13,594.87          $12,240.00
 8/31/95     $12,255.00          $13,628.81          $12,343.00
 9/30/95     $12,777.00          $14,203.65          $12,622.00
10/31/95     $12,787.00          $14,152.90          $12,585.00
11/30/95     $13,510.00          $14,773.49          $12,974.00
12/31/95     $13,523.00          $15,058.07          $13,144.00
 1/31/96     $14,082.00          $15,569.98          $13,383.00
 2/29/96     $14,279.00          $15,714.83          $13,436.00
 3/31/96     $14,361.00          $15,866.13          $13,487.00
 4/30/96     $14,579.00          $16,099.83          $13,631.00
 5/31/96     $14,848.00          $16,514.33          $13,800.00
 6/30/96     $15,065.00          $16,577.29          $13,811.00
 7/31/96     $14,444.00          $15,845.31          $13,415.00
 8/30/96     $14,827.00          $16,180.04          $13,663.00
 9/30/96     $15,851.00          $17,089.88          $14,171.00
10/31/96     $15,986.00          $17,561.04          $14,436.00
11/30/96     $16,948.00          $18,887.27          $15,098.00
12/31/96     $16,421.00          $18,513.13          $14,934.00
 1/31/97     $17,019.00          $19,669.12          $15,366.00
 2/28/97     $17,008.00          $19,823.54          $15,374.00
 3/31/97     $16,279.00          $19,010.54          $14,937.00
 4/30/97     $17,073.00          $20,144.44          $15,361.00
 5/31/97     $18,313.00          $21,376.02          $16,047.00
 6/30/97     $19,074.00          $22,326.00          $16,529.00
 7/31/97     $20,520.38          $24,103.15          $17,919.09
 8/30/97     $19,508.73          $22,753.37          $17,324.18
 9/30/97     $20,649.99          $24,000.26          $18,289.13
10/31/97     $20,127.54          $23,198.65          $17,595.97
11/30/97     $20,584.44          $24,272.75          $17,891.59
12/31/97     $21,214.32          $24,690.24          $18,061.56
 1/31/98     $20,974.60          $24,964.30          $18,146.45
 2/28/98     $22,826.66          $26,764.23          $19,516.50
 3/31/98     $23,844.73          $28,134.55          $20,383.03
 4/30/98     $23,811.34          $28,418.71          $20,625.59
 5/31/98     $23,101.77          $27,929.91          $20,021.26
 6/30/98     $23,574.28          $29,063.87          $20,748.03

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]
                                                   Lipper Growth
               Class Y             S&P 500         Funds Average
               -------             -------         -------------
 8/16/93    $10,000.00           $10,000.00          $10,000.00
 8/31/93    $10,147.00           $10,000.00          $10,000.00
 9/30/93    $10,235.00            $9,923.31          $10,094.96
10/31/93    $10,167.00           $10,128.44          $10,235.88
11/30/93    $10,098.00           $10,031.90          $10,049.54
12/31/93    $10,490.00           $10,153.18          $10,335.05
 1/31/94    $10,765.00           $10,498.03          $10,662.13
 2/28/94    $10,647.00           $10,213.24          $10,493.18
 3/31/94    $10,196.00            $9,768.82          $10,002.24
 4/30/94    $10,235.00            $9,893.97          $10,042.00
 5/31/94    $10,245.00           $10,055.71          $10,089.00
 6/30/94     $9,912.00            $9,809.64           $9,749.00
 7/31/94    $10,088.00           $10,131.53          $10,003.00
 8/31/94    $10,588.00           $10,545.96          $10,474.00
 9/30/94    $10,363.00           $10,288.28          $10,275.00
10/31/94    $10,480.00           $10,519.09          $10,443.00
11/30/94    $10,078.00           $10,136.47          $10,053.00
12/31/94    $10,263.00           $10,286.54          $10,148.00
 1/31/95    $10,469.00           $10,553.12          $10,221.00
 2/28/95    $10,883.00           $10,963.99          $10,618.00
 3/31/95    $11,138.00           $11,287.00          $10,917.00
 4/30/95    $11,227.00           $11,619.11          $11,159.00
 5/31/95    $11,581.00           $12,082.80          $11,499.00
 6/30/95    $11,906.00           $12,362.96          $11,995.00
 7/31/95    $12,309.00           $12,772.76          $12,573.00
 8/31/95    $12,290.00           $12,804.64          $12,669.00
 9/30/95    $12,821.00           $13,344.71          $13,044.00
10/31/95    $12,831.00           $13,297.03          $12,857.00
11/30/95    $13,579.00           $13,880.09          $13,309.00
12/31/95    $13,607.00           $14,147.46          $13,359.00
 1/31/96    $14,177.00           $14,628.41          $13,653.00
 2/29/96    $14,380.00           $14,764.50          $13,958.00
 3/31/96    $14,478.00           $14,906.65          $14,077.00
 4/30/96    $14,712.00           $15,126.22          $14,517.00
 5/31/96    $14,998.00           $15,515.65          $14,886.00
 6/30/96    $15,222.00           $15,574.80          $14,686.00
 7/31/96    $14,621.00           $14,887.09          $13,830.00
 8/30/96    $15,018.00           $15,201.58          $14,302.00
 9/30/96    $16,057.00           $16,056.40          $15,115.00
10/31/96    $16,210.00           $16,499.07          $15,241.00
11/30/96    $17,200.00           $17,745.10          $16,174.00
12/31/96    $16,680.00           $17,393.58          $15,930.00
 1/31/97    $17,302.00           $18,479.66          $16,756.00
 2/28/97    $17,312.00           $18,624.74          $16,533.00
 3/31/97    $16,573.00           $17,860.90          $15,787.00
 4/30/97    $17,398.00           $18,926.23          $16,395.00
 5/31/97    $18,674.00           $20,083.33          $17,569.00
 6/30/97    $19,478.00           $20,976.00          $18,257.00
 7/31/97    $20,968.07           $22,645.69          $19,792.41
 8/30/97    $19,959.50           $21,377.53          $19,135.31
 9/30/97    $21,139.11           $22,549.02          $20,201.14
10/31/97    $20,625.43           $21,795.88          $19,435.52
11/30/97    $21,097.75           $22,805.03          $19,762.04
12/31/97    $21,766.55           $23,197.28          $19,949.77
 1/31/98    $21,540.18           $23,454.77          $20,043.54
 2/28/98    $23,455.10           $25,145.86          $21,556.83
 3/31/98    $24,524.65           $26,433.32          $22,513.95
 4/30/98    $24,502.58           $26,700.30          $22,781.87
 5/31/98    $23,792.01           $26,241.06          $22,114.36
 6/30/98    $24,401.08           $27,306.44          $22,917.11

                              GROWTH OF A $10,000 INVESTMENT                         AVERAGE ANNUAL TOTAL RETURNS
                    ----------------------------------------------  ------------------------------------------------------------
                                                                    One     One         Five    Five       Since     Since
Class and            With       Without              Lipper Growth  Year    Year        Years   Years      Inception Inception
Inception Date       Load       Load        S&P 500  Funds Average  w/load  w/out load  w/load  w/out load w/load    w/out load
--------------       ----       -------     -------  -------------  ------  ----------  ------  ---------- --------- -----------
Class A--8/4/93   $22,829.50* $24,155.23  $28,336.37  $23,921.99    18.14%*    25.02%      N/A     N/A      18.32%*    19.69%
Class B--4/29/93  $23,574.28+ $23,674.28  $29,063.87  $24,485.40    19.12%*    24.12%   18.23%  18.43%      18.03%+    18.13%
Class C--9/20/93         N/A  $23,252.64  $27,513.68  $22,682.25    23.09%*    24.09%      N/A     N/A         N/A     19.32%
Class Y--8/16/93         N/A  $24,402.53  $27,306.44  $22,890.30       N/A     25.28%      N/A     N/A         N/A     20.09%

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 1.00% back-end load.

   All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The S&P 400 Midcap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. Figures for the S&P 500 index, an unmanaged index of common stock prices, includes reinvestment of dividends.

                                      xv

Real Estate Equity Investment Fund

                        CLASS B & Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class B
                             [Performance Graph]

            Class B-2.0%                           Lipper Real Estate
            Back-end Load          NAREIT            Funds Average
            -------------          ------          ------------------
10/3/94     $10,000.00          $10,000.00           $10,000.00
10/31/94     $9,710.00           $9,667.00            $9,631.38
11/30/94     $9,459.00           $9,347.02            $9,252.95
12/31/94    $10,210.00          $10,039.64            $9,994.49
 1/31/95     $9,818.00           $9,809.73            $9,628.73
 2/28/95     $9,901.00           $9,601.76            $9,766.63
 3/31/95     $9,948.00           $9,559.51            $9,771.74
 4/30/95     $9,852.00           $9,272.73            $9,694.07
 5/31/95    $10,186.00           $9,664.97           $10,116.47
 6/30/95    $10,387.00           $9,812.84           $10,334.78
 7/31/95    $10,536.00           $9,986.53           $10,573.98
 8/31/95    $10,602.00          $10,094.38           $10,692.86
 9/30/95    $10,743.00          $10,251.85           $10,918.05
10/31/95    $10,470.00          $10,011.96           $10,603.28
11/30/95    $10,564.00          $10,108.08           $10,668.23
12/31/95    $11,321.00          $10,663.01           $11,363.54
 1/31/96    $11,353.00          $10,829.35           $11,550.15
 2/29/96    $11,500.00          $10,969.05           $11,656.24
 3/31/96    $11,524.00          $10,907.62           $11,688.85
 4/30/96    $11,497.00          $11,725.70           $11,701.84
 5/31/96    $11,733.00          $12,008.28           $12,016.08
 6/30/96    $11,949.00          $12,161.99           $12,172.51
 7/31/96    $11,868.00          $12,253.00           $12,115.88
 8/30/96    $12,447.00          $12,736.00           $12,620.73
 9/30/96    $12,814.00          $12,958.00           $12,951.70
10/31/96    $13,106.00          $13,342.00           $13,235.24
11/30/96    $13,742.00          $13,951.00           $13,839.80
12/31/96    $15,068.00          $15,400.00           $15,203.76
 1/31/97    $15,219.00          $15,573.00           $15,403.54
 2/28/97    $15,133.00          $15,542.00           $15,442.94
 3/31/97    $15,218.00          $15,509.00           $15,419.87
 4/30/97    $14,662.00          $15,084.00           $14,888.99
 5/31/97    $14,967.00          $15,528.00           $15,385.79
 6/30/97    $15,835.00          $16,282.00           $16,247.00
 7/31/97    $16,536.33          $16,785.11           $16,960.24
 8/30/97    $16,478.45          $16,744.83           $16,880.53
 9/30/97    $18,124.65          $18,206.65           $18,450.42
10/31/97    $17,455.85          $17,715.07           $17,848.94
11/30/97    $17,672.31          $18,097.72           $18,063.12
12/31/97    $18,255.49          $18,524.83           $18,539.99
 1/31/98    $18,007.22          $18,426.64           $18,306.39
 2/28/98    $17,641.67          $18,113.39           $18,267.94
 3/31/98    $18,080.95          $18,437.62           $18,689.93
 4/30/98    $17,487.89          $17,836.55           $18,170.35
 5/31/98    $17,292.03          $17,711.70           $17,912.33
 6/30/98    $16,820.49          $17,591.26           $17,729.63

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                                 Lipper Real Estate
               Class Y            NAREIT            Funds Average
               -------            ------         ------------------
 9/30/94     $10,000.00         $10,000.00           $10,000.00
10/31/94      $9,718.00          $9,667.00            $9,631.38
11/30/94      $9,475.00          $9,347.02            $9,252.95
12/31/94     $10,236.00         $10,039.64            $9,994.49
 1/31/95      $9,851.00          $9,809.73            $9,628.73
 2/28/95      $9,943.00          $9,601.76            $9,766.63
 3/31/95      $9,998.00          $9,559.51            $9,771.74
 4/30/95      $9,910.00          $9,272.73            $9,694.07
 5/31/95     $10,254.00          $9,664.97           $10,116.47
 6/30/95     $10,464.00          $9,812.84           $10,334.78
 7/31/95     $10,624.00          $9,986.53           $10,573.98
 8/31/95     $10,699.00         $10,094.38           $10,692.86
 9/30/95     $10,851.00         $10,251.85           $10,918.05
10/31/95     $10,583.00         $10,011.96           $10,603.28
11/30/95     $10,676.00         $10,108.08           $10,668.23
12/31/95     $11,462.00         $10,663.01           $11,363.54
 1/31/96     $11,505.00         $10,829.35           $11,550.15
 2/29/96     $11,663.00         $10,969.05           $11,656.24
 3/31/96     $11,698.00         $10,907.62           $11,688.85
 4/30/96     $11,679.00         $11,725.70           $11,701.84
 5/31/96     $11,930.00         $12,008.28           $12,016.08
 6/30/96     $12,159.00         $12,161.99           $12,172.51
 7/31/96     $12,086.00         $12,253.00           $12,115.88
 8/30/96     $12,687.00         $12,736.00           $12,620.73
 9/30/96     $13,071.00         $12,958.00           $12,951.70
10/31/96     $13,380.00         $13,342.00           $13,235.24
11/30/96     $14,041.00         $13,951.00           $13,839.80
12/31/96     $15,408.00         $15,400.00           $15,203.76
 1/31/97     $15,575.00         $15,573.00           $15,403.54
 2/28/97     $15,497.00         $15,542.00           $15,442.94
 3/31/97     $15,595.00         $15,509.00           $15,419.87
 4/30/97     $15,049.00         $15,084.00           $14,888.99
 5/31/97     $15,374.00         $15,528.00           $15,385.79
 6/30/97     $16,268.00         $16,282.00           $16,247.00
 7/31/97     $17,013.73         $16,785.11           $16,960.24
 8/30/97     $16,957.58         $16,744.83           $16,880.53
 9/30/97     $18,677.08         $18,206.65           $18,450.42
10/31/97     $18,004.70         $17,715.07           $17,848.94
11/30/97     $18,242.37         $18,097.72           $18,063.12
12/31/97     $18,860.78         $18,524.83           $18,539.99
 1/31/98     $18,615.59         $18,426.64           $18,306.39
 2/28/98     $18,252.59         $18,113.39           $18,267.94
 3/31/98     $18,721.68         $18,437.62           $18,689.93
 4/30/98     $18,122.59         $17,836.55           $18,170.35
 5/31/98     $17,934.11         $17,711.70           $17,912.33
 6/30/98     $17,770.91         $17,591.26           $17,729.63

                              GROWTH OF A $10,000 INVESTMENT                         AVERAGE ANNUAL TOTAL RETURNS
                    -----------------------------------------------------  -------------------------------------------
                                                            Lipper         One     One          Since       Since
Class and            With         Without                   Real Estate    Year    Year         Inception   Inception
Inception Date       Load         Load           NAREIT     Funds Average  w/load  w/out load   w/load      w/out load
--------------       ----         -------        ------     -------------  ------  ----------   ---------   ----------
Class A--9/30/94  $16,642.34*   $17,607.60     $17,592.70     $17,715.51    2.92%*    8.93%      14.55%*     16.28%
Class B--10/3/94  $16,820.49+   $17,120.49     $17,592.70     $17,715.51    3.12%*    8.12%      14.91%+     15.45%
Class C--1/5/96          N/A    $15,212.08     $16,500.76     $15,296.33    7.17%*    8.17%         N/A      18.39%
Class Y--10/3/94         N/A    $17,771.22     $17,592.70     $17,715.51      N/A     9.24%         N/A      16.61%


 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

  Please refer to the preceding and following pages for additional information on performance and index description.


Small-Cap Value Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [ Performance Graph]

                                                     Lipper Small Company
                   Class Y           Russell 2000    Growth Funds Average
                   -------           ------------    -------------------
12/26/96         $10,000.00          $10,000.00           $10,000.00
12/30/96         $10,080.00          $10,000.00           $10,000.00
 1/31/97         $10,920.00          $10,200.00           $10,249.00
 2/28/97         $10,920.00           $9,952.00            $9,818.00
 3/31/97         $10,540.00           $9,483.00            $9,314.00
 4/30/97         $10,530.00           $9,509.00            $9,250.00
 5/31/97         $11,380.00          $10,567.00           $10,357.00
 6/30/97         $12,086.00          $11,020.00           $10,899.00
 7/31/97         $12,878.96          $11,532.43           $11,578.01
 8/30/97         $13,531.93          $11,796.52           $11,789.89
 9/30/97         $14,817.46          $12,660.03           $12,683.56
10/31/97         $14,344.78          $12,104.25           $12,120.41
11/30/97         $14,234.33          $12,025.58           $11,942.24
12/31/97         $14,565.99          $12,236.02           $12,042.55
 1/31/98         $14,312.54          $12,042.69           $11,835.42
 2/28/98         $15,104.02          $12,932.65           $12,756.22
 3/31/98         $15,753.50          $13,465.47           $13,349.38
 4/30/98         $15,996.10          $13,539.53           $13,458.85
 5/31/98         $15,213.89          $12,809.75           $12,699.77
 6/30/98         $15,087.61          $12,836.65           $12,800.10

                              GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                    -------------------------------------------------  ----------------------------------------------
                                                       Lipper Small    One       One          Since       Since
Class and            With        Without     Russell   Company Growth  Year      Year         Inception   Inception
Inception Date       Load        Load        2000      Funds Average   w/load    w/out load   w/load      w/out load
--------------       ----        -------     -------   --------------  -------   ----------   ---------   ----------
Class A--1/10/97  $13,896.55*   $14,698.80  $12,838.54   $12,820.89    17.52%*     24.36%      29.93%*     25.06%
Class B--2/11/97  $13,444.51+   $13,844.51  $12,587.04   $12,520.74    18.58%*     23.58%      23.85%+     26.51%
Class C--1/13/97         N/A    $14,574.77  $12,838.54   $12,820.89    22.60%*     23.60%         N/A      29.37%
Class Y--12/26/96        N/A    $15,087.34  $12,838.54   $12,820.89       N/A      24.84%         N/A      31.25%


Small Company Growth Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [ Performance Graph]

                                                Lipper Small Company
                Class Y         Russell 2000    Growth Funds Average
                -------         ------------    --------------------
12/1/91      $10,000.00         $10,000.00           $10,000.00
12/31/91     $10,970.00         $10,800.00           $11,128.00
 1/31/92     $11,261.00         $11,675.90           $11,665.00
 2/29/92     $11,501.00         $12,016.00           $11,875.00
 3/31/92     $10,951.00         $11,609.00           $11,408.00
 4/30/92     $10,755.00         $11,203.00           $10,923.00
 5/31/92     $10,715.00         $11,351.00           $10,917.00
 6/30/92     $10,333.00         $10,815.00           $10,443.00
 7/31/92     $10,959.00         $11,191.00           $10,799.00
 8/31/92     $10,969.00         $10,875.00           $10,568.00
 9/30/92     $11,341.00         $11,126.00           $10,805.00
10/31/92     $11,907.00         $11,480.00           $11,261.00
11/30/92     $12,611.00         $12,358.00           $12,183.00
12/31/92     $12,922.00         $12,789.00           $12,588.00
 1/31/93     $13,294.00         $13,222.00           $12,884.00
 2/28/93     $12,782.00         $12,916.00           $12,425.00
 3/31/93     $13,284.00         $13,335.00           $12,864.00
 4/30/93     $12,490.00         $12,969.00           $12,458.00
 5/31/93     $13,013.00         $13,543.00           $13,138.00
 6/30/93     $13,083.00         $13,628.00           $13,234.00
 7/31/93     $13,063.00         $13,816.00           $13,324.00
 8/31/93     $13,605.00         $14,413.00           $13,989.00
 9/30/93     $14,128.00         $14,819.00           $14,460.00
10/31/93     $14,249.00         $15,201.00           $14,685.00
11/30/93     $13,716.00         $14,700.00           $14,175.00
12/31/93     $14,620.00         $15,203.00           $14,781.00
 1/31/94     $14,580.00         $15,680.00           $15,179.00
 2/28/94     $14,723.00         $15,623.00           $15,173.00
 3/31/94     $13,822.00         $14,798.00           $14,350.00
 4/30/94     $13,976.00         $14,886.00           $14,355.00
 5/31/94     $13,607.00         $14,719.00           $14,097.00
 6/30/94     $12,829.00         $14,219.00           $13,596.00
 7/31/94     $13,054.00         $14,453.00           $13,830.00
 8/31/94     $14,088.00         $15,258.00           $14,662.00
 9/30/94     $14,211.00         $15,207.00           $14,743.00
10/31/94     $14,467.00         $15,147.00           $14,930.00
11/30/94     $13,710.00         $14,535.00           $14,378.00
12/31/94     $14,251.00         $14,926.00           $14,705.00
 1/31/95     $13,779.00         $14,738.00           $14,549.00
 2/28/95     $14,282.00         $15,351.00           $15,150.00
 3/31/95     $14,805.00         $15,615.00           $15,548.00
 4/30/95     $14,569.00         $15,962.00           $15,736.00
 5/31/95     $14,784.00         $16,237.00           $15,977.00
 6/30/95     $15,717.00         $17,079.00           $16,931.00
 7/31/95     $17,142.00         $18,063.00           $18,190.00
 8/31/95     $17,173.00         $18,436.00           $18,499.00
 9/30/95     $17,778.00         $18,766.00           $19,008.00
10/31/95     $17,634.00         $17,926.00           $18,432.00
11/30/95     $18,167.00         $18,680.00           $19,108.00
12/31/95     $18,528.00         $19,173.00           $19,367.00
 1/31/96     $18,671.00         $19,152.00           $19,226.00
 2/29/96     $19,398.00         $19,749.00           $20,018.00
 3/31/96     $20,621.00         $20,151.00           $20,490.00
 4/30/96     $22,538.00         $21,228.00           $21,981.00
 5/31/96     $23,772.00         $22,065.00           $22,836.00
 6/30/96     $23,364.00         $21,159.00           $21,968.00
 7/31/96     $21,007.00         $19,311.00           $20,007.00
 8/30/96     $22,318.00         $20,433.00           $21,227.00
 9/30/96     $24,047.00         $21,231.00           $22,340.00
10/31/96     $23,606.00         $20,904.00           $21,865.00
11/30/96     $24,697.00         $21,765.00           $22,524.00
12/31/96     $25,415.00         $22,336.00           $22,821.00
 1/31/97     $25,670.00         $22,782.00           $23,425.00
 2/28/97     $24,266.00         $22,230.00           $22,472.00
 3/31/97     $22,455.00         $21,181.00           $21,310.00
 4/30/97     $22,455.00         $21,240.00           $21,207.00
 5/31/97     $25,708.00         $23,603.00           $23,645.00
 6/30/97     $27,864.00         $24,614.00           $24,842.00
 7/31/97     $29,586.27         $25,758.55           $26,389.66
 8/30/97     $30,210.54         $26,348.42           $26,872.59
 9/30/97     $33,769.35         $28,277.13           $28,909.53
10/31/97     $32,009.96         $27,035.76           $27,625.95
11/30/97     $31,065.67         $26,860.03           $27,219.84
12/31/97     $31,907.55         $27,330.08           $27,448.49
 1/31/98     $30,838.65         $26,898.26           $26,976.38
 2/28/98     $32,682.80         $28,886.04           $29,075.14
 3/31/98     $34,091.43         $30,076.15           $30,427.13
 4/30/98     $34,214.15         $30,241.57           $30,676.64
 5/31/98     $31,456.49         $28,611.55           $28,946.47
 6/30/98     $31,362.12         $28,671.63           $29,175.15

                               GROWTH OF A $10,000 INVESTMENT
                    --------------------------------------------------
                                                        Lipper Small
Class and            With       Without     Russell     Company Growth
Inception Date       Load       Load        2000        Funds Average
--------------       ----       -------     -------     --------------
Class A--11/23/92  $23,690.32*  $25,074.82  $23,203.10     $23,824.39
Class B--4/28/94   $21,521.70+  $21,721.70  $24,626.18     $20,237.47
Class C--9/26/95          N/A   $17,402.89  $15,280.55     $15,577.24
Class Y--12/1/91          N/A   $31,367.03  $28,675.81     $29,221.10

                  AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
One     One         Five    Five        Since      Since
Year    Year        Years   Years       Inception  Inception
w/load  w/out load  w/load  w/out load  w/load     w/out load
------  ----------  ------  ----------  ---------  ----------
 6.22%*  12.41%      17.52%*   18.86%    16.64%*     17.83%
 6.96%*  11.51%         N/A       N/A    20.15%+     20.42%
10.59%*  11.50%         N/A       N/A       N/A      22.22%
   N/A   12.57%         N/A    19.11%       N/A      18.97%

 *Reflects the deduction of the maximum sales charge of 5.50% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 4.00% back-end load for the Small-Cap Value Fund and 2.00% for the Small Company Growth Fund.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  National Association of Real Estate Investment Trusts ("NAREIT") are equity real estate investment trusts which are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ.


Value Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]


                              S&P/BARRA         Lipper Growth & Income
               Class Y       Value Index             Funds Average
               -------       -----------        ------------------------
 8/18/95     $10,000.00      $10,000.00              $10,000.00
 8/31/95     $10,080.00      $10,000.00              $10,000.00
 9/30/95     $10,350.00      $10,347.00              $10,304.00
10/31/95     $10,450.00      $10,186.00              $10,171.00
11/30/95     $10,830.00      $10,719.00              $10,618.00
12/31/95     $10,741.00      $11,016.00              $10,796.00
 1/31/96     $11,111.00      $11,346.00              $11,089.00
 2/29/96     $11,342.00      $11,452.00              $11,243.00
 3/31/96     $11,551.00      $11,720.00              $11,395.00
 4/30/96     $11,662.00      $11,840.00              $11,584.00
 5/31/96     $11,812.00      $12,018.00              $11,802.00
 6/30/96     $11,652.00      $11,961.00              $11,767.00
 7/31/96     $11,159.00      $11,457.00              $11,263.00
 8/30/96     $11,632.00      $11,773.00              $11,583.00
 9/30/96     $12,099.00      $12,277.00              $12,117.00
10/31/96     $12,381.00      $12,693.00              $12,351.00
11/30/96     $13,299.00      $13,664.00              $13,171.00
12/31/96     $13,573.00      $13,440.00              $13,025.00
 1/31/97     $14,388.00      $14,060.00              $13,600.00
 2/28/97     $14,076.00      $14,162.00              $13,675.00
 3/31/97     $13,666.00      $13,678.00              $13,181.00
 4/30/97     $13,811.00      $14,191.00              $13,681.00
 5/31/97     $14,885.00      $15,081.00              $14,535.00
 6/30/97     $15,690.00      $15,657.00              $15,107.00
 7/31/97     $16,990.07      $16,909.56              $16,218.88
 8/30/97     $16,687.65      $16,145.25              $15,677.16
 9/30/97     $17,920.87      $17,091.36              $16,472.00
10/31/97     $17,247.04      $16,464.11              $15,893.83
11/30/97     $17,426.41      $17,091.39              $16,319.78
12/31/97     $17,978.83      $17,470.82              $16,597.22
 1/31/98     $17,723.53      $17,255.93              $16,607.18
 2/28/98     $18,987.22      $18,550.12              $17,739.79
 3/31/98     $19,841.64      $19,490.61              $18,522.11
 4/30/98     $20,048.00      $19,720.60              $18,649.92
 5/31/98     $19,584.89      $19,442.54              $18,262.00
 6/30/98     $19,786.61      $19,590.30              $18,570.63


                               GROWTH OF A $10,000 INVESTMENT                         AVERAGE ANNUAL TOTAL RETURNS
                   ----------------------------------------------------       ------------------------------------------
                                                          Lipper Growth       One     One         Since       Since
Class and            With       Without      S&P/BARRA    & Income            Year    Year        Inception   Inception
Inception Date       Load       Load         Value Index  Funds Average       w/load  w/out load  w/load      w/out load
--------------       ----       -------      -----------  -------------       ------  ----------  ----------  ----------
Class A--9/14/95  $17,851.79*   $18,883.69    $19,589.94   $18,560.10         18.65%*   25.53%    23.04%*      25.54%
Class B--9/19/95  $18,191.34+   $18,491.34    $18,931.93   $18,560.10         19.93%*   24.93%    24.01%+      24.74%
Class C--2/9/96          N/A    $16,957.07    $17,265.56   $16,734.80         23.78%*   24.78%       N/A       24.74%
Class Y--8/18/95         N/A    $19,788.98    $19,589.94   $18,560.10            N/A    26.12%       N/A       26.86%

Framlington Emerging Markets Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                              MSCI Emerging Market    Lipper Emerging Markets
              Class Y                Index                  Funds Average
              -------         --------------------    -----------------------
12/31/96     $10,000.00           $10,000.00                 $10,000.00
 1/31/97     $10,590.00            $9,650.00                 $10,803.00
 2/28/97     $10,980.00            $9,808.00                 $11,206.00
 3/31/97     $11,060.00            $9,843.00                 $10,964.00
 4/30/97     $11,340.00            $9,896.00                 $11,029.00
 5/31/97     $12,060.00           $10,540.00                 $11,463.00
 6/30/97     $12,951.00           $11,121.00                 $12,100.00
 7/31/97     $13,281.77           $11,323.40                 $12,460.58
 8/30/97     $13,071.92           $10,015.55                 $11,334.14
 9/30/97     $13,492.83           $10,091.67                 $11,787.51
10/31/97     $11,537.72            $8,435.62                  $9,991.09
11/30/97     $11,086.60            $8,127.72                  $9,631.41
12/31/97     $11,306.11            $8,323.60                  $9,777.81
 1/31/98     $10,018.34            $7,671.03                  $9,072.83
 2/28/98     $11,111.35            $8,471.89                  $9,880.31
 3/31/98     $11,533.58            $8,839.57                 $10,254.78
 4/30/98     $11,646.61            $8,743.22                 $10,345.02
 5/31/98     $10,379.46            $7,545.40                  $9,021.89
 6/30/98      $9,310.37            $6,753.88                  $8,214.43

                               GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                   -----------------------------------------------------   -------------------------------------------
                                         MSCI Emerging  Lipper             One       One         Since      Since
Class and            With       Without  Markets        Emerging Markets   Year      Year        Inception  Inception
Inception Date       Load       Load     Index          Funds Average      w/load    w/out load  w/load     w/out load
--------------       ----       -------  -------------  ----------------   ------    ----------  ---------  ----------
Class A--1/14/97   $8,612.96*  $9,112.14   $6,774.77      $8,244.00        (32.27)%*   (28.34)%   (9.72)%*   (6.17)%
Class B--2/25/97   $7,940.95+  $8,262.61   $6,487.24      $7,367.35        (32.27)%*   (28.90)%  (15.75)%+  (13.23)%
Class C--3/3/97          N/A   $8,395.16   $6,487.24      $7,367.35        (29.57)%*   (28.88)%       N/A   (12.34)%
Class Y--12/31/96        N/A   $9,309.40   $6,774.77      $8,244.00             N/A    (28.12)%       N/A    (4.66)%

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load for the Value Fund and 4.00% for the Framlington Emerging Markets Fund.

   Please refer to the preceding and following pages for additional information on performance and index description.



                                     xviii

Framlington Healthcare Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                S&P Healthcare   Lipper Health/Biotechnology
                  Class Y         Composite             Funds Average
                  -------       -------------    ---------------------------
12/31/96         $10,000.00       $10,000.00            $10,000.00
 1/31/97         $11,020.00       $11,093.00            $10,519.00
 2/28/97         $10,590.00       $11,255.00            $10,557.00
 3/31/97          $9,610.00       $10,482.00             $9,799.00
 4/30/97          $9,030.00       $11,340.00             $9,801.00
 5/31/97         $10,290.00       $12,034.00            $10,804.00
 6/30/97         $10,890.00       $13,188.00            $11,355.00
 7/31/97         $11,120.00       $13,445.17            $11,734.26
 8/30/97         $11,120.00       $12,356.11            $11,446.77
 9/30/97         $12,339.86       $13,071.53            $12,475.83
10/31/97         $11,699.42       $13,207.47            $12,087.83
11/30/97         $11,649.11       $13,767.47            $12,076.95
12/31/97         $11,638.63       $14,371.86            $12,121.64
 1/31/98         $11,848.13       $15,375.01            $12,338.62
 2/28/98         $12,598.11       $16,236.02            $13,091.27
 3/31/98         $12,948.34       $16,804.28            $13,542.92
 4/30/98         $12,937.98       $17,200.86            $13,588.97
 5/31/98         $12,138.41       $16,868.88            $13,084.82
 6/30/98         $11,838.59       $16,868.88            $13,299.41

                               GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                   -----------------------------------------------------     -------------------------------------------
                                                          Lipper Health/     One     One         Since         Since
Class and            With       Without   S&P Healthcare  Biotechnology      Year    Year        Inception     Inception
Inception Date       Load       Load      Composite       Funds Average      w/load  w/out load  w/load w/out  load
--------------       ----       -------   --------------  --------------     ------  ----------  ------------  ---------
Class A--2/14/97   $9,882.94*  $10,460.18   $16,317.65     $12,665.32        2.60%*    8.54%        (0.85)%*     3.33%
Class B--1/31/97  $10,217.06+  $10,617.06   $16,317.65     $12,665.32        2.83%*    7.83%         1.53%+      4.33%
Class C--1/13/97         N/A   $11,250.00   $18,100.53     $13,395.19        6.73%*    7.73%            N/A      8.38%
Class Y--12/31/96        N/A   $11,840.00   $18,100.53     $13,395.19          N/A*    8.72%            N/A     11.93%


Framlington International Growth Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y
                             [Performance Graph]

                                                       Lipper International
                Class Y         MSCI EAFE Index           Funds Average
                -------         ---------------        --------------------
12/31/96      $10,000.00          $10,000.00               $10,000.00
 1/31/97       $9,940.00           $9,650.00                $9,969.00
 2/28/97      $10,070.00           $9,808.00               $10,106.00
 3/31/97       $9,990.00           $9,843.00               $10,130.00
 4/30/97      $10,030.00           $9,896.00               $10,150.00
 5/31/97      $10,760.00          $10,540.00               $10,753.00
 6/30/97      $11,350.00          $11,121.00               $11,253.00
 7/31/97      $11,540.00          $11,303.38               $11,560.21
 8/30/97      $10,789.90          $10,461.28               $10,720.94
 9/30/97      $11,329.39          $11,049.21               $11,382.42
10/31/97      $10,459.30          $10,202.84               $10,524.18
11/30/97      $10,198.86          $10,100.81               $10,426.31
12/31/97      $10,221.30          $10,191.72               $10,512.85
 1/31/98      $10,764.05          $10,660.53               $10,759.90
 2/28/98      $11,468.02          $11,347.07               $11,470.05
 3/31/98      $11,870.54          $11,698.83               $12,056.17
 4/30/98      $12,031.98          $11,793.59               $12,221.34
 5/31/98      $12,112.60          $11,739.34               $12,233.56
 6/30/98      $12,014.49          $11,830.91               $12,139.36

                              GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                   --------------------------------------------------       ------------------------------------------
                                                        Lipper              One       One         Since      Since
Class and            With       Without     MSCI EAFE   International       Year      Year        Inception  Inception
Inception Date       Load       Load        Index       Funds Average       w/load    w/out load  w/load     w/out load
--------------       ----       -------     ---------   -------------       ------    ----------  ---------  ----------
Class A--2/20/97  $11,211.72*   $11,866.67  $7020.48*     $12,211.43        (0.21)%*    5.60%        8.78%*    13.42%
Class B--3/31/97  $11,653.29+   $12,053.29  $6882.58*     $12,014.62        (0.12)%*    4.88%       12.65%+    15.64%
Class C--2/13/97         N/A    $11,866.91  $7020.48*     $12,211.43         4.05 %*    5.05%          N/A     13.23%
Class Y--12/31/96        N/A    $12,015.66  $6774.77*     $12,174.23            N/A     5.86%          N/A     13.04%

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 4.00% back-end load.

   All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

   Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

   The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The S&P Healthcare Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services. Figures for the Morgan Stanley (MSCI) Emerging Market and MSCI EAFE indices, unmanaged indices used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.


Munder Accelerating Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----
COMMON STOCKS -- 88.2%
    Automobile Parts & Equipment -- 3.5%
 37,800  Lear Corporation+                         $ 1,939,613
 83,380  Tower Automotive, Inc.+                     3,574,917
                                                  ------------
                                                     5,514,530
                                                  ------------
    Banking and Finance -- 17.4%
 49,400  BankAmerica Corporation                     4,270,013
159,240  Charter One Financial, Inc.                 5,364,397
 42,800  Chase Manhattan Corporation                 3,231,400
 52,000  Fannie Mae                                  3,159,000
 81,300  Finova Group, Inc.                          4,603,612
 63,400  GreenPoint Financial
           Corporation                               2,385,425
 93,000  U.S. Bancorp                                3,999,000
                                                  ------------
                                                    27,012,847
                                                  ------------
    Chemicals -- 1.0%
 38,600  Air Products & Chemicals, Inc.              1,544,000
                                                  ------------
    Commercial Services -- 4.6%
138,773  Cendant Corporation+                        2,896,886
 42,000  Equifax, Inc.                               1,525,125
112,500  Equity Corporation
           International+                            2,700,000
                                                  ------------
                                                     7,122,011
                                                  ------------
    Communication Equipment -- 5.9%
 58,200  Lucent Technologies, Inc.                   4,841,512
 60,300  Tellabs, Inc.+                              4,318,988
                                                  ------------
                                                     9,160,500
                                                  ------------
    Computer Hardware, Software
      or Services -- 9.7%
106,250  Fiserv, Inc.+                               4,512,305
 32,975  Honeywell, Inc.                             2,755,473
 90,300  Parametric Technology
           Corporation+                              2,449,388
106,000  Saville Systems, ADR+                       5,313,250
                                                  ------------
                                                    15,030,416
                                                  ------------
    Diversified -- 5.7%
 46,600  Textron, Inc.                               3,340,637
 88,300  Tyco International Ltd.                     5,562,900
                                                  ------------
                                                     8,903,537
                                                  ------------
    Drugs -- 2.3%
 52,200  Warner-Lambert Company                      3,621,375
                                                  ------------
    Food and Beverages -- 2.6%
 73,400  Sara Lee Corporation                        4,105,813
                                                  ------------
    Home Furnishings -- 1.0%
 60,000  Leggett & Platt, Inc.                       1,500,000
                                                  ------------
    Medical Instruments, Services,
      and Supplies -- 10.0%
 38,100  Elan Corporation Plc, ADR+                  2,450,306
168,000  HBO & Company                               5,922,000
201,500  HEALTHSOUTH Corporation+                    5,377,531
 51,021  Total Renal Care Holdings,
           Inc.+                                     1,760,225
                                                  ------------
                                                    15,510,062
                                                  ------------
    Office Equipment and Supplies -- 3.0%
 97,800  Pitney Bowes, Inc.                          4,706,625
                                                  ------------
    Oil Equipment & Services -- 5.7%
 82,600  Diamond Offshore Drilling, Inc.             3,304,000
 80,000 Precision Drilling Corp+                     1,570,000
 79,900 Veritas DGC, Inc.+                           3,990,006
                                                  ------------
                                                     8,864,006
                                                  ------------
    Publishing -- 1.2%
 40,900  Applied Graphics Technologies+              1,871,175
                                                  ------------
    Real Estate -- 2.0%
 45,500  Mack-Cali Realty Corporation                1,564,063
 38,000  Spieker Properties, Inc.                    1,472,500
                                                  ------------
                                                     3,036,563
                                                  ------------
    Retail -- Store -- 6.0%
 28,800  Costco Companies, Inc.+                     1,816,200
129,400  Pier 1 Imports, Inc.                        3,089,425
 89,200  TJX Companies, Inc.                         2,151,950
 56,600  Walgreen Company                            2,338,287
                                                  ------------
                                                     9,395,862
                                                  ------------
    Telecommunications -- 5.5%
 46,500  Century Telephone
           Enterprises, Inc.                         2,133,188
 44,000  SBC Communications                          1,760,000
 97,600  WorldCom, Inc.                              4,727,500
                                                  ------------
                                                     8,620,688
                                                  ------------
    Toys -- 1.1%
 41,000  Mattel, Inc.                                1,734,813
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $95,480,578)                               137,254,823
                                                  ------------
U.S. TREASURY BILLS -- 0.1%
200,000  4.92%++ due 9/24/98**                         197,707
                                                  ------------
TOTAL U.S. TREASURY BILLS
  (Cost $197,707)                                      197,707
                                                  ------------
REPURCHASE AGREEMENT -- 14.7%
$22,891,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $22,894,688
              on 07/01/1998, collateralized
              by $22,950,000 U.S. Treasury
              Note, 6.000% maturing
              10/15/1999 (value
              $23,351,625)                        $ 22,891,000
                                                  ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $22,891,000)                                22,891,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $118,569,285*)          103.0%             160,343,530
OTHER ASSETS AND
  LIABILITIES (Net)              (3.0)              (4,715,017)
                                 -----            ------------
NET ASSETS                      100.0%            $155,628,513
                                =====             ============

---------
*  Aggregate cost for Federal tax purposes is $118,577,304.
** Securities pledged as collateral for futures contracts.
+  Non-income producing security
++ Rate represents annualized yield at date of purchase.

ABBREVIATION:
ADR -- American Depository Receipt



Number of                           Unrealized
Contracts                          Depreciation
-------                              ---------

FUTURES CONTRACTS -- LONG POSITION
    17   S&P 500 Index
           September 1998                            $(32,047)
                                                      ========

                      See Notes to Financial Statements.

 Munder Balanced Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Shares                                               Value
------                                               -----

COMMON STOCKS -- 51.5%
    Advertising -- 0.9%
14,000   Omnicom Group, Inc.                         $ 698,250
                                                  ------------
    Aerospace -- 0.7%
 4,800   Sundstrand Corporation                        274,800
 3,400   United Technologies Corporation               314,500
                                                  ------------
                                                       589,300
                                                  ------------
    Automobile Parts & Equipment -- 1.4%
11,300   Johnson Controls, Inc.                        646,219
 3,500   Lear Corporation+                             179,594
 7,000   Tower Automotive, Inc.+                       300,125
                                                  ------------
                                                     1,125,938
                                                  ------------
    Banking and Financial Services -- 8.0%
 8,700   Associates First Capital
           Corporation                                 668,813
11,700   BankAmerica Corporation                     1,011,319
22,440   Charter One Financial, Inc.                   755,947
12,600   Chase Manhattan Corporation                   951,300
10,000   Fannie Mae                                    607,500
 7,000   Finova Group, Inc.                            396,375
 4,800   GreenPoint Financial Corporation              180,600
 7,600   MGIC Investment                               433,675
14,000   Norwest Corporation                           523,250
 6,900   Summit Bancorp                                327,750
13,500   U.S. Bancorp                                  580,500
                                                  ------------
                                                     6,437,029
                                                  ------------
    Building Materials -- 0.8%
19,600   Sherwin-Williams Company                      649,250
                                                  ------------
    Business Equipment and Supplies -- 1.0%
14,700   Avery Dennison Corporation                    790,125
                                                  ------------
    Business Services -- 2.1%
 9,200   Automatic Data Processing, Inc.               670,450
 8,000   Equifax, Inc.                                 290,500
 7,100   First Data Corporation                        236,519
11,400   Fiserv, Inc.+                                 484,143
                                                  ------------
                                                     1,681,612
                                                  ------------
    Chemicals -- 0.3%
 6,200   Air Products & Chemicals, Inc.                248,000
                                                  ------------
    Commercial Services -- 1.4%
55,189   Cendant Corporation+                        1,152,070
                                                  ------------
    Computer Hardware, Software
      or Services -- 4.5%
 7,000   BMC Software, Inc.+                           363,563
12,450   CISCO Systems, Inc.+                        1,146,178
10,000   Hewlett-Packard Company                       598,750
 5,400   Honeywell, Inc.                               451,237
10,950   Oracle Corporation+                           268,959
19,400   Parametric Technology Company+                526,225
 4,800   Saville Systems Ireland Plc, ADR+             240,600
                                                  ------------
                                                     3,595,512
                                                  ------------
    Consumer Non-Durables -- 0.4%
 6,700   Newell Company                                333,744
                                                  ------------
    Diversified -- 4.8%
13,500   Textron, Inc.                                 967,781
32,100   Thermo Electron Corporation+                1,097,419
29,300   Tyco International Ltd.                     1,845,900
                                                  ------------
                                                     3,911,100
                                                  ------------
    Drugs -- 2.9%
 9,000   Amgen, Inc.                                   588,375
 5,500   Merck & Company, Inc.                         735,625
 3,400   Pfizer, Inc.                                  369,537
 3,500   Schering-Plough Corporation                   320,687
 4,500   Warner-Lambert Company                        312,188
                                                  ------------
                                                     2,326,412
                                                  ------------
    Electrical Equipment -- 1.6%
 9,500   Emerson Electric Company                      573,562
 7,600   General Electric Company                      691,600
                                                  ------------
                                                     1,265,162
                                                 ------------
    Food and Beverages -- 1.1%
15,300   Sara Lee Corporation                          855,844
                                                  ------------
    Home Furnishings -- 0.5%
15,200   Leggett & Platt, Inc.                         380,000
                                                  ------------
    Household Products -- 0.4%
 9,300   Lancaster Colony Corporation                  352,238
                                                  ------------
    Insurance -- 1.3%
 2,325   American International
           Group, Inc.                                 339,450
 9,200   MBIA, Inc.                                    688,850
                                                  ------------
                                                     1,028,300
                                                  ------------
    Manufactured Housing -- 0.7%
31,000   Clayton Homes, Inc.                           589,000
                                                  ------------
    Medical Services and Supplies -- 3.2%
11,100   Biomet, Inc.                                  366,994
 3,500   Elan Corporation Plc, ADR+                    225,094
17,200   HBO & Company                                 606,300
37,400   HEALTHSOUTH Corporation+                      998,112
 7,800   Stryker Corporation                           299,325
 3,166   Total Renal Care Holdings, Inc.+              109,227
                                                  ------------
                                                     2,605,052
                                                  ------------
    Office Equipment and Supplies -- 0.5%
 8,400   Pitney Bowes, Inc.                            404,250
                                                  ------------
    Oil Equipment and Services -- 2.1%
 4,600   Diamond Offshore Drilling, Inc.               184,000
 5,000   Precision Drilling Corporation+                98,125
 9,912   R&B Falcon Corporation+                       224,259
 4,300   Schlumberger Ltd.                             293,744
13,200   Transocean Offshore, Inc.                     587,400
 6,500   Veritas DGC, Inc.+                            324,593
                                                  ------------
                                                     1,712,121
                                                  ------------
    Publishing -- 0.2%
 3,800   Applied Graphics
           Technologies, Inc.+                         173,850
                                                  ------------
    Real Estate -- 0.6%
 7,000   Equity Corporation International+             168,000
 4,300   Mack-Cali Realty Corporation                  147,813
 3,600   Spieker Properties, Inc.                      139,500
                                                  ------------
                                                       455,313
                                                  ------------
    Recreation -- 0.9%
18,000   Carnival Corporation, Class A                 713,250
                                                  ------------
    Restaurants -- 1.1%
 4,900   Cracker Barrel Old Country
           Store, Inc.                                 155,575
29,800   Wendy's International, Inc.                   700,300
                                                  ------------
                                                       855,875
                                                  ------------
    Retail -- Specialty -- 4.3%
 8,093   Consolidated Stores Corporation+              293,371
10,000   Costco Companies, Inc.+                       630,625
 9,000   General Nutrition Companies, Inc.+            280,125
12,500   Home Depot, Inc.                            1,038,281
27,900   Pier 1 Imports, Inc.                          666,112
 6,800   TJX Companies, Inc.                           164,050
10,200   Walgreen Company                              421,388
                                                  ------------
                                                     3,493,952
                                                  ------------
    Telecommunications -- 3.3%
15,600   Century Telephone Enterprise                  715,650
 3,600   Lucent Technologies                           299,475
 6,800   SBC Communications, Inc.                      272,000
 6,000   Tellabs, Inc.+                                429,750
19,700   WorldCom, Inc.                                954,219
                                                  ------------
                                                     2,671,094
                                                  ------------
    Toys -- 0.5%
 9,250   Mattel, Inc.                                  391,391
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $26,798,662)                                41,485,034
                                                  ------------
ASSET BACKED SECURITIES -- 4.9%
 1,055,000 Advanta Mortgage Loan Trust,
             Series 1997-2, Class A-2,
             7.050% due 05/25/2021                   1,071,680
  200,000  Banc One Credit Card Master
             Trust, Series 1994-C, Class A,
             7.800% due 12/15/2000                     201,644
  500,000  Chase Manhattan Corporation,
             Series 1996-4, Class A,
             6.730% due 02/15/2003                     503,975
  500,000  Racers-Kellogg, Series 1998
             144A,
             5.750% due 02/02/2001                     498,205
  600,000  Residential Accredit Loans,
             Inc., Series 1997-QS5, Class A5,
             7.250% due 06/25/2027                     602,625
  600,000  Residential Asset Securities
             Corporation, Series 1997-KS3,
             Class AI6,
             6.900% due 08/25/2027                     612,360
  400,000  Union Acceptance Corporation,
             Series 1996-C, Class A3,
             6.630% due 10/08/2003++                   407,440
                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,890,233)                                  3,897,929
                                                  ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 1.6%
  750,000  Federal Home Mortgage
             Corporation, Series 1541,
             Class F,
             6.250% due 05/15/2019                     750,270
  550,000  Federal Home Mortgage
             Corporation, Series 1702-A,
             Class PD,
             6.500% due 04/15/2022                     558,151
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $1,280,895)                                  1,308,421
                                                  ------------
CORPORATE BONDS AND NOTES -- 15.5%
    Drugs -- 0.8%
  600,000  Eli Lilly and Company,
             8.375% due 02/07/2005                     670,125
                                                  ------------
    Finance -- 5.1%
  400,000  AT&T Capital Corporation, MTN,
             6.490% due 05/17/1999                     401,652
  500,000  Countrywide Capital III,
             8.050% due 06/15/2027                     563,475
  530,000  Federal National Mortgage
             Association, MTN,
             5.650% due 06/12/2000                     530,164
  140,000  Ford Motor Credit Corporation,
             6.500% due 02/15/2006                     142,324
  400,000  General Electric Capital
             Corporation,
             8.850% due 04/01/2005                     464,476
  500,000  GMAC,
             6.375% due 12/01/2001                     503,975
  540,000  Liberty Mutual Capital
             Corporation, MTN,
             8.100% due 01/14/2005+++                  592,693
  600,000  Pitney Bowes Credit Corporation,
             8.625% due 02/15/2008                     705,450
  150,000  Transamerica Capital III,
             7.625% due 11/15/2037                     160,194
                                                  ------------
                                                     4,064,403
                                                  ------------
    Finance -- Foreign -- 3.3%
  750,000  Abbey National Plc,
             6.700% due 06/29/2049                     755,160
  575,000  Abbey National Treasury,
             7.250% due 03/18/2002                     581,038
  500,000  Swedish Export Credit Corp.,
             6.010% due 06/19/2000                     501,250
   90,000  Union Bank of Switzerland,
             7.250% due 07/15/2006                      96,369
  700,000  Westdeutsche Landesbank,
             6.750% due 06/15/2005                     726,670
                                                  ------------
                                                     2,660,487
                                                  ------------
    Government Agency -- 0.5%
  400,000  Tennessee Valley Authority,
             6.375% due 06/15/2005                     414,976
                                                  ------------
    Government Agency -- Foreign -- 0.7%
  500,000  British Columbia Hydro,
             12.500% due 01/15/2014                    536,580
                                                  ------------
    Industrial -- 2.4%
  600,000  Anheuser Busch Companies,
             9.000% due 12/01/2009                     726,684
  600,000  Harris Corporation,
             6.350% due 02/01/2028                     600,162
  600,000  Wal-Mart Stores,
             8.625% due 04/01/2001                     640,974
                                                  ------------
                                                     1,967,820
                                                  ------------
    Industrial -- Foreign -- 1.3%
  550,000  International Telecommunications
             Satellite,
             8.375% due 10/14/2004                     612,219
  400,000  Investor A/B Group Finance,
             6.250% due 04/07/2003                     400,250
                                                  ------------
                                                     1,012,469
                                                  ------------
    Supranational -- 0.4%
  350,000  African Development Bank, Notes,
             6.750% due 07/30/1999                     353,287
                                                  ------------
    Utility -- Electric -- 1.0%
  500,000  National Rural Utilities,
             6.125% due 05/15/2005                     502,730
  300,000  Puget Sound Energy, Inc.,
             7.020% due 12/01/2027                     310,695
                                                  ------------
                                                       813,425
                                                  ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $12,350,748)                                12,493,572
                                                  ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.9%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 0.5%
           FHLMC:
  164,308  Pool #E62394, Gold,
             7.500% due 09/01/2010                     168,774
  211,226  Pool #200021,
             10.500% due 11/01/2000                    222,170
                                                  ------------
                                                       390,944
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 3.1%
           FNMA:
1,000,000  Series 1993-183 Class H,
             6.500% due 03/25/2022                   1,014,580
  500,000  Pool #380137,
             7.280% due 03/01/2008                     540,000
  342,097  Pool #303105,
             11.000% due 11/01/2020                    376,995
  545,911  Pool #100081,
             11.500% due 08/01/2016                    612,446
                                                  ------------
                                                     2,544,021
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 0.3%
           GNMA:
  205,559  Pool #780584,
             7.000% due 06/15/2027                     209,579
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $3,130,984)                                  3,144,544
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 14.2%
    U.S. Treasury Bonds -- 5.1%
 3,525,000 6.875% due 08/15/2025                     4,080,046
                                                  ------------
    U.S. Treasury Notes -- 9.1%
  500,000  6.250% due 02/15/2007                       523,375
1,795,000  7.500% due 11/15/2001                     1,900,008
4,410,000  7.875% due 11/15/2004                     4,950,798
                                                  ------------
                                                     7,374,181
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,880,056)                                11,454,227
                                                  ------------
  REPURCHASE AGREEMENT -- 8.3%
  (Cost  $6,707,000)
$6,707,000  Agreement with State Street Bank
              and Trust Company, 5.800% dated
              06/30/1998, to be repurchased at
              $6,708,081 on 07/01/1998,
              collateralized by $6,835,000
              U.S. Treasury Note, 5.625%
              maturing 12/31/1999 (value
              $6,843,544)                          $ 6,707,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $20,597,198)                     25.6%      20,597,198
                                                  ------------
TOTAL INVESTMENTS
  (Cost $85,635,776*)                    125.5%    101,087,925
OTHER ASSETS AND
  LIABILITIES (Net)                      (25.5)   (20,519,931)
                                          ----    ------------
NET ASSETS                               100.0%   $ 80,567,994
                                          ====    ============

---------

  * Aggregate cost for Federal tax purposes is $85,643,056.
 ** As of June 30, 1998, the market value of the securities on loan is $19,915,995. Collateral received for securities loaned includes $542,500 in U.S. government securities and the remaining $20,054,698 invested in Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Floating rate note. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
ADR  -- American Depository Receipt
MTN  -- Medium Term Note

                      See Notes to Financial Statements.

Munder Growth & Income Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 85.0%
    Automobile Parts & Equipment -- 2.1%
 97,000  Johnson Controls, Inc.                    $ 5,547,188
    Banking and Finance -- 16.3%
 85,500  Banc One Corporation                        4,771,969
 84,000  Federal National Mortgage
           Association                               5,103,000
172,000  First Security Corporation                  3,681,875
100,800  National City Corporation                   7,156,800
122,000  Norwest Corporation                         4,559,750
 73,400  PNC Bank Corporation                        3,949,837
 60,500  Summit Bancorp                              2,873,750
120,000  U.S. Bancorp                                5,160,000
134,000  Washington Mutual, Inc.                     5,820,625
                                                  ------------
                                                    43,077,606
                                                  ------------
    Chemicals -- 4.1%
 98,074  Avery Dennison Corporation                  5,271,477
 86,000  Imperial Chemical Industries
           Plc, ADR                                  5,547,000
                                                  ------------
                                                    10,818,477
                                                  ------------
    Computer Software -- 2.0%
143,000  Dun & Bradstreet Corporation                5,165,875
                                                  ------------
    Drugs -- 4.4%
124,000  American Home Products
           Corporation                               6,417,000
 38,300  Merck & Co., Inc.                           5,122,625
                                                 ------------
                                                    11,539,625
                                                  ------------
    Drugs & Health Care -- 2.1%
 48,000  Bristol-Myers Squibb Company                5,517,000
                                                  ------------
    Electrical Equipment -- 1.6%
 46,000  General Electric Company                    4,186,000
                                                  ------------
    Electrical Machinery -- 1.7%
 81,000  Cooper Industries, Inc.                     4,449,938
                                                  ------------
    Food and Beverages -- 5.3%
 67,000  General Mills, Inc.                         4,581,125
 80,000  Sara Lee Corporation                        4,475,000
197,000  Sysco Corporation                           5,048,125
                                                  ------------
                                                   14,104,250
                                                  ------------
    Holding Companies -- Diversified -- 1.9%
 69,300  Textron, Inc.                               4,967,944
                                                  ------------
    Hotels -- 0.8%
 44,000  Starwood Lodging Trust                      2,125,750
                                                  ------------
    Insurance -- 2.0%
 59,000  Lincoln National Corporation                5,391,125
                                                  ------------
    Machinery & Heavy Equipment -- 1.5%
 76,000  Deere & Company                             4,018,500
                                                  ------------
    Office Equipment and Supplies -- 3.4%
 76,000  Pitney Bowes, Inc.                          3,657,500
 51,000  Xerox Corporation                           5,182,875
                                                  ------------
                                                     8,840,375
                                                  ------------
    Oil and Petroleum -- 3.9%
 35,511  British Petroleum Company Plc,
           ADR                                       3,133,846
 56,000  Exxon Corporation                           3,993,500
 41,000  Mobil Corporation                           3,141,625
                                                  ------------
                                                    10,268,971
                                                  ------------
    Paper -- 3.0%
124,000  Consolidated Papers, Inc.                   3,379,000
145,000  Mead Corporation                            4,603,750
                                                  ------------
                                                     7,982,750
                                                  ------------
    Printing and Publishing -- 3.4%
 76,000  Donnelley (R.R.) & Sons
           Company                                   3,477,000
 67,000  McGraw-Hill, Inc.                           5,464,687
                                                  ------------
                                                     8,941,687
                                                  ------------
    Real Estate -- 5.2%
100,000  Brandywine Realty Trust                     2,237,500
101,300  FelCor Suite Hotels, Inc.                   3,178,288
 81,700  Health Care Property Investors,
           Inc.                                      2,946,306
135,000  Prentiss Properties Trust                   3,282,187
 56,750  Spieker Properties, Inc.                    2,199,063
                                                  ------------
                                                    13,843,344
                                                  ------------
    Retail -- Store -- 4.1%
   70,000  Penney (J.C.) Company, Inc.               5,061,875
   93,000  Sears, Roebuck & Company                  5,678,812
                                                  ------------
                                                    10,740,687
                                                  ------------
    Telecommunications -- 5.8%
   76,000  AT & T Corporation                        4,341,500
  124,000  Bell Atlantic Corporation                 5,657,500
   80,000  BellSouth Corporation                     5,370,000
                                                  ------------
                                                    15,369,000
                                                  ------------
    Utilities -- Electric -- 4.2%
128,000 Consolidated Edison   Company                5,896,000
116,300 New Century Energies, Inc.                   5,284,381
                                                  ------------
                                                    11,180,381
                                                  ------------
    Utilities -- Natural Gas -- 6.2%
  161,862  El Paso Natural Gas Company               6,191,222
  215,671  MCN Corporation Holding
              Company                                5,364,816
  116,000  Texas Utilities Company                   4,828,500
                                                  ------------
                                                    16,384,538
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $177,635,312)                              224,461,011
                                                  ------------
Principal
Amount
-----------

CONVERTIBLE BONDS AND NOTES -- 3.2%
$4,350,000 Home Depot, Inc., Conv. Sub. Note,
             3.250% due 10/01/2001                   7,993,125
  555,000  Thermo Instrument Systems, Inc.,
             Conv. Sub. Note,
             4.000% due 01/15/2005+                    549,450
                                                  ------------
TOTAL CONVERTIBLE BONDS AND NOTES
  (Cost $4,906,770)                                  8,542,575
                                                  ------------
CONVERTIBLE PREFERRED STOCKS -- 7.5%
 88,000  AirTouch Communications, Inc.,
           Series C 4.250% Conv. Pfd.                7,260,000
 63,000  Cendant Corporation
           7.50% Conv. Pfd.                          2,358,562
 96,700  El Paso Energy Capital Trust I
           4.750%, Conv. Pfd.                        5,125,100
 93,000  Wendys Financial I
           5.000%, Conv. Pfd.                        5,115,000
                                                  ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $16,470,130)                                19,858,662
                                                  ------------
Principal
Amount
-----------
REPURCHASE AGREEMENT -- 4.3%
  (Cost $11,454,000)
$11,454,000 Agreement with State Street Bank
              and Trust Company, 5.800% dated
              06/30/1998, to be repurchased at
              $11,455,845 on 07/01/1998,
              collateralized by $11,130,000
              U.S. Treasury Bond, 6.625%
              maturing 03/31/2002
              (value $11,686,500)                   11,454,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $42,018,892)                      15.9%     42,018,892
                                                  ------------
TOTAL INVESTMENTS
  (Cost $252,485,104*)                   115.9%    306,335,140

OTHER ASSETS AND
  LIABILITIES (Net)                      (15.9)    (42,092,508)
                                         ------    ------------
NET ASSETS                               100.0%   $264,242,632
                                          ====    ============

---------

*  Aggregate cost for Federal tax purposes is $210,436,644.
** As of June 30, 1998, the market value of the securities on loan is $40,621,579. Collateral received for securities loaned includes $1,026,375 in U.S government securities and the remaining $40,992,517 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder International Equity Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----
 COMMON STOCKS -- 97.6%
    Argentina -- 0.7%
   1,100 Alpargatas S.A.I.C., ADR                      $ 2,332
     400 APCO Argentina Inc., ADR                       10,400
   2,460 Banco de Galicia Bueno, ADR                    44,895
   1,656 Banco Frances del Rio
           de la Plata, SA, ADR                         37,984
   3,000 Banco Rio de La Plata SA                       31,687
   1,800 Buenos Aires
           Embotelladora SA, ADR+                        2,475
   9,800 Corporacion Mapfre, ADR                        93,559
     800 Disco SA, ADR+                                 25,600
     500 IRSA Inversiones Y
           Representaciones SA, GDR                     14,563
   2,220 Metrogas SA, ADR                               19,564
  13,565 Perez Companc SA, ADR                         136,022
   4,000 Quilmes Industrial SA, ADR                     39,000
   7,100 Telecom Argentina SA, ADR                     211,669
   8,500 Telefonica de Argentina, ADR                  275,719
   2,800 Transportadora de Gas del
           Sur SA, ADR                                  32,200
  20,800 Y.P.F. Sociedad Anonima, ADR                  625,300
                                                  ------------
                                                     1,602,969
                                                  ------------
    Australia -- 2.6%
   9,150 Amcor Ltd.                                    157,837
   2,100 Ashton Mining Ltd., ADR                         5,540
   9,850 Australia & New Zealand
           Bank, ADR                                   336,747
   7,100 Australian National
           Industries, ADR                              16,356
   5,200 Boral Ltd., ADR                                76,050
  35,340 Broken Hill
           Proprietary Ltd., ADR                       598,571
   2,800 Burns, Philip &
           Company Ltd., ADR                             1,356
   7,000 Coca-Cola Amatil Ltd., ADR                     90,882
   5,500 Coles Myer Ltd., ADR                          169,469
     900 Cortecs International Ltd., ADR+                6,638
   8,500 CSR Ltd., ADR                                  98,352
   5,000 E-mail Partners Ltd., ADR                      17,381
     500 FAI Insurances Ltd., ADR                        2,875
   1,200 FH Faulding &
           Company, ADR                                 21,945
  10,600 Goodman Fielder Ltd., ADR                      61,852
   9,050 Great Central Mines Ltd., ADR                  27,150
   6,900 James Hardie Industries, ADR                   38,634
   4,700 Kidston Gold Mines Ltd., ADR+                   2,538
     800 Lihir Gold Ltd., ADR+                          19,750
  46,400 M.I.M. Holdings Ltd., ADR                      44,932
   2,400 Mayne Nickless Ltd., ADR                       63,689
  16,100 National Australia
           Bank Ltd., ADR                            1,063,606
  26,300 News Corporation Ltd., ADR                    844,887
   4,739 Normandy Mining Ltd., ADR                      38,831
   4,900 North Ltd., ADR                                50,492
   1,300 Orbital Engineering Ltd., ADR+                  6,906
   9,600 Pacific Dunlop
           Olympic Ltd., ADR                            61,200
   1,700 Petsec Energy Ltd., ADR+                       27,519
  31,800 Pioneer International Ltd., ADR                75,814
   5,370 Rio Tinto Ltd., ADR                           256,007
   5,100 Santos Ltd., ADR                               63,113
     700 Simsmetal Ltd., ADR                            11,037
     600 Sons of Gwalia, ADR                             7,449
   4,300 Southcorp Holdings Ltd., ADR                   62,593
   8,000 St. George Bank Ltd., ADR                      51,845
   7,900 Telstra Corporation Ltd.                      400,925
  13,200 Westpac Banking Ltd., ADR                     396,825
  10,100 WMC Ltd., ADR                                 121,200
  39,300 Woodside Petroleum Ltd.                       196,627
                                                  ------------
                                                     5,595,420
                                                  ------------
    Austria -- 0.2%
   7,800 Bank Austria
           Aktiengeselschaft, ADR                      127,001
   2,240 EVN-Energie Versorgung
           Niederoesterreich AG, ADR                    67,041
   9,800 OMV AG, ADR                                   262,775
   1,000 Wolford AG, ADR                                12,690
                                                  ------------
                                                       469,507
                                                  ------------
    Belgium -- 0.2%
   8,450 Petrofina SA, ADR                             347,066
   1,200 Xeikon N.V., ADR+                              25,575
                                                  ------------
                                                       372,641
                                                  ------------
    Bermuda -- 0.2%
   1,200 Comcast UK Cable
           Partners Ltd., ADR+                          18,825
   3,900 Exel Ltd., ADR                                303,469
     400 Frontline Ltd., ADR+                            4,675
     600 LaSalle Re Holdings Ltd., ADR                  22,725
   2,000 PartnerRe Ltd., ADR                           102,000
                                                  ------------
                                                       451,694
                                                  ------------
    Brazil -- 0.8%
   5,425 Aracruz Celulose SA, ADR                       62,048
   5,996 Cemig-Companhia
           Energetica de Minas, ADR                    186,652
   1,100 Centrais Eletricas
           Brasileiras SA, ADR                          16,169
     110 Centrais Geradoras do Sul
           do Brasil SA, ADR+                              784
   5,000 Companhia Cervejaria
           Brahma, ADR                                  62,813
   2,700 Companhia Siderurgica
           Nacional, ADR                                66,150
   1,800 Continental AG, ADR                            56,592
   1,300 Copene Petroquimica, ADR                       14,387
   2,600 Panamerican Beverages Inc.,
           ADR, Class A                                 81,737
  11,200 Telecomunicacoes
           Brasileiras SA                            1,222,900
                                                  ------------
                                                     1,770,232
                                                  ------------
    Canada -- 3.3%
   4,200 Aber Resources Ltd.+                            2,625
   3,200 Abitibi-Consolidated Inc., ADR                 41,000
   1,400 Agnico Eagle Mines Ltd., ADR                    7,700
   2,950 Alberta Energy
           Company Ltd., ADR                            69,325
     500 Alliance Communications
           Corporation, ADR+                             8,625
   2,700 Arakis Energy
           Corporation, ADR+                             3,881
   2,400 Avenor, Inc.                                   41,629
   9,550 Bank of Montreal, ADR                         531,219
  23,000 BCE Inc., ADR                                 981,812
   2,600 BCE Mobile
           Communications, Inc+                         67,762
     800 Bell Canada
           International, Inc.+                         18,700
  13,300 Bema Gold Corporation+                         21,612
   3,700 BioChem Pharmaceuticals, Inc.                  98,050
   1,200 Biomira Inc., ADR+                              2,700
   1,000 Biovail Corporation
           International, ADR+                          32,000
   5,000 C Mac Industries Inc.+                         88,342
   1,500 Campbell Resource Inc., ADR+                      563
  15,900 Canadian Imperial Bank of
           Commerce                                    515,756
   1,000 Canadian Marconi Company, ADR                  12,938
   5,100 Canadian Occidental
           Petroleum, ADR                              109,650
  12,400 Canadian Pacific Ltd., ADR                    351,850
     600 Chieftain International, Inc., ADR+            14,213
   1,100 Clearnet Communications
           Inc., ADR+                                   12,100
      93 CliniChem Development, Inc.+                      532
   2,500 Cognos, Inc.+                                  66,602
   9,000 Cognos, Inc., ADR+                            237,912
   3,300 Cominco, ADR                                   49,500
   2,000 Corel, ADR+                                     4,438
   2,300 Cott Corporation, ADR                          16,675
     400 Decoma International, Inc                       3,550
   4,800 Domatar, Inc., ADR                             32,400
     548 Dreco Energy Services Ltd.+                    14,523
  14,550 EdperBrascan Corporation,
           Class A                                     246,441
   4,000 Encal Energy Ltd.+                             15,250
     600 Fahnestock Viner Holdings,
           Inc., ADR                                    11,625
   2,100 Fairfax Financial
           Holdings Ltd.+                              819,136
   1,000 Four Seasons Hotels, Inc., ADR                 35,250
   2,500 Goldcorp Inc., Class A, ADR+                   11,719
   9,406 Gulf Canada Resources, ADR                     46,442
   2,300 Hollinger, Inc., ADR                           27,196
   6,900 Imperial Oil Ltd., ADR                        120,319
     800 Intertape Polymer Group
           Inc., ADR                                    17,750
   1,400 Intrawest Corporation                          27,912
   2,200 IPL Energy Inc., ADR                           99,550
   1,650 Ipsco, Inc., ADR                               44,344
     300 Jetform Corporation, ADR+                       6,300
   8,315 Laidlaw, Inc., Class B                        101,339
   1,600 Loewen Group Inc., ADR                         43,200
   4,700 Macmillan Bloedel Ltd., ADR                    49,937
   2,200 Magna International, Class A, ADR             150,975
   5,600 Methanex Corporation, ADR+                     48,300
   1,300 Microcell
           Telecommunications, Inc.+                    11,700
   4,000 Mitel Corporation, ADR+                        54,750
   6,200 Newbridge Network, ADR+                       148,412
   2,400 Newcourt Credit Group, Inc.                   118,050
  17,600 Nova Corporation of
           Alberta, ADR                                203,500
   3,400 Numac Energy Inc., ADR+                         8,713
   1,400 Philip Services
           Corporation+                                  5,756
   1,200 PLD Telekom Inc., ADR+                          8,625
   1,700 Potash Corporation of
           Saskatchewan, ADR                           128,456
   2,600 Quebecor Inc., Class A, ADR                    51,901
   1,300 Rigel Energy Corporation, ADR+                 11,838
   1,900 Rio Algom Ltd., ADR                            28,322
   3,400 Rogers Cantel Mobil
           Communications, Class B, ADR+                42,500
   2,500 Royal Group Technologies Ltd.+                 72,500
   4,300 Royal Oak Mines, ADR+                           3,763
   2,000 Suncor Energy, Inc.                            69,500
   3,200 Supersol Ltd.                                  52,800
   1,200 Tee-Comm Electronics, Inc.+                         0
   4,200 Teleglobe, Inc.                               111,300
   5,000 Telesystem International
           Wireless, Inc.+                              96,837
   7,100 Transcanada Pipelines
           Ltd., ADR                                   157,975
  17,100 Trilon Financial
           Corporation                                 132,473
   3,900 Trizec Hahn Corporation, ADR                   83,606
   6,500 TVX Gold, Inc.+                                19,656
   3,400 West Coast Energy, Inc., ADR                   75,862
                                                  ------------
                                                     7,081,964
                                                  ------------
    Chile -- 0.3%
     600 AFP Provida, ADR                               10,013
     900 Banco BHIF, ADR                                13,444
     900 Banco de Edwards, ADR                          12,769
     400 Banco Santander Chile,
           ADR                                           5,150
     700 Banco Santiago SA, ADR                         11,725
   1,900 Compania Cervecerias
           Unidas SA, ADR                               40,137
   7,075 Compania de
           Telecomunicaciones de
           Chile SA, ADR                               143,711
     800 Cristalerias de Chile, ADR                     10,400
   2,500 Distribucion y Servicio D&S SA                 37,500
   2,200 Embotelladora Andina SA, ADR                   38,500
   7,500 Empresa Nacional
           Electricidad SA, ADR                        106,875
   2,100 Empresa Telex Chile, ADR                        3,019
   4,400 Enersis SA, ADR                               107,525
   2,200 Gener SA, ADR                                  40,150
     700 Laboratorio Chile SA, ADR                      10,062
   2,400 Linea Aerea Nacional
           Chile SA                                     19,500
   1,200 Madeco, ADR                                    10,575
   1,000 Maderas Y Sinteticos Sociedad
           (Masisa), ADR                                 8,125
     700 Quimica Minera Chile SA, ADR                   23,450
   3,500 Quinenco SA, ADR                               31,500
     600 Santa Isabel SA, ADR                            6,600
     900 Supermercados Unimarc SA, ADR                   6,975
     500 Vina Concha Y Toro SA, ADR                     14,250
                                                  ------------
                                                       711,955
                                                  ------------
    China\Hong Kong -- 3.5%
  18,100 Amoy Properties Ltd., ADR                      58,402
   2,300 Amway Asia Pacific Ltd., ADR                   30,044
   1,900 APT Satellite Holdings
           Ltd., ADR+                                   16,744
   7,200 Asia Pulp & Paper Company
           Ltd., ADR                                    81,000
     600 Asia Satellite
           Telecommunications
           Holdings Ltd., ADR                            9,825
  47,548 Bank East Asia Ltd., ADR                       51,549
     750 Beijing Yanhua
           Petrochemical Company,
           Ltd., ADR                                     4,500
   3,200 C.P. Pokphand, ADR                              2,943
  10,300 Cathay Pacific Airways, ADR                    36,225
   6,800 CDL Hotels
           International Ltd., ADR                      20,186
  19,600 Champion Technology
           Holdings, ADR                                 3,352
     700 China Eastern Airlines
           Corporation Ltd., ADR+                        6,213
     900 China Southern Airlines
           Company Ltd., ADR+                            6,413
  26,300 China Telecom (Hong Kong) Ltd.+               908,994
   5,800 Dairy Farm
           International Ltd., ADR                      31,030
     500 DSG International Ltd., ADR+                    3,438
   1,850 Egana International
           Holdings Ltd.                                 5,659
  17,000 First Pacific Company
           Ltd., ADR                                    35,654
   3,700 Glorious Sun Enterprises Ltd.+                  6,781
   1,300 Gold Peak Industries Ltd., ADR                  4,446
   3,000 Guangshen Railway Company Ltd.,
           ADR                                          20,437
   8,750 Hang Lung Development, ADR                     43,479
  27,300 Hang Seng Bank Ltd., ADR                      154,329
  58,700 Henderson Land Development
           Company Ltd., ADR                           193,571
  81,598 Hong Kong and China Gas
           Ltd., ADR                                    92,677
  74,300 Hong Kong Electric
           Holdings Ltd., ADR                          230,150
  13,100 Hong Kong Land
           Holdings, ADR                                81,875
  17,432 Hong Kong
           Telecommunications Ltd., ADR                329,029
  32,200 Hopewell Holdings Ltd., ADR                    17,247
  15,300 HSBC Holdings Plc, ADR                      3,885,603
   4,700 Huaneng Power
           International, ADR+                          63,156
  18,200 Hysan Development Ltd.,
           ADR                                          30,067
  16,900 Jardine Matheson &
           Company Ltd., ADR                            45,630
   5,800 Jardine Strategic
           Holding, ADR                                 22,040
   1,200 Johnson Electric
           Holdings, ADR                                44,450
  33,900 New World Development
           Company Ltd., ADR                           131,260
     500 Peak International Ltd.+                        6,875
   6,800 Pearl Oriental Holdings                         7,460
  10,050 Peregrine Investment
           Holdings, ADR                                     0
   2,200 Shandong Huaneng, ADR                          11,825
   3,970 Shanghai Chlor-Alkali
           Chemical Company, ADR                         5,082
   1,600 Shanghai Erfangji Co., Ltd., ADR                1,440
   2,600 Shanghai Petrochemicals Ltd., ADR              29,087
   2,900 Shanghai Tire & Rubber
           Company Ltd., ADR                             4,698
   5,500 Shuntak Holdings Ltd., ADR                      5,394
   1,800 Singer Company, ADR                            12,825
  10,850 South China Morning Post, ADR                  26,082
  87,900 Sun Hung Kai Properties Ltd., ADR             373,246
  58,400 Swire Pacific Ltd., ADR                       225,057
   7,700 Television Broadcasts Ltd.                     40,746
     800 VTech Holdings Ltd., ADR                       29,788
  10,500 Wharf Holdings Ltd., ADR                       51,831
   1,000 Yanzhou Coal Mining
           Company Ltd., ADR+                            9,750
                                                  ------------
                                                     7,549,584
                                                  ------------
    Colombia -- 0.0%#
   1,100 Banco Ganadero SA, ADR                         35,750
   1,300 Banco Industrial
           Colombiano, ADR                              14,219
                                                  ------------
                                                        49,969
                                                  ------------
    Denmark -- 0.5%
   2,300 ISS International Service
           Systems, ADR+                                66,963
   8,800 Novo Nordisk AS,
           Series B, ADR                               605,550
   9,500 Tele Danmark, Series B, ADR                   447,687
                                                  ------------
                                                     1,120,200
                                                  ------------
    Finland -- 0.6%
   1,700 American Group Ltd., ADR+                      16,438
   1,700 Instrumentarium
           Corporation, ADR                             51,000
  15,800 Nokia Oyj, ADR                              1,146,488
     700 Rauma-Repola, ADR                              14,525
   1,600 Valmet Corporation, ADR                        55,800
                                                  ------------
                                                     1,284,251
                                                  ------------
    France -- 7.7%
  12,000 Accor SA, ADR                                 335,842
  36,600 Alcatel Alsthom Cie Generale
           D'Electric, ADR                           1,489,162
     200 Alstom+                                         6,513
     700 Bouygues Offshore SA, ADR                      14,788
     800 Business Objects SA, ADR+                      13,500
   3,000 Canal Plus, ADR                               112,146
   1,800 Carrefour SA                                1,138,826
     300 Chargeurs SA                                   24,786
   1,950 Christian Dior SA                             245,455
     600 CIPE France                                    22,826
   1,977 Clarins SA, ADR                                36,560
   1,300 Coflexip SA, ADR                               79,462
   1,000 Companie Generale de
           Geophysique SA, ADR+                         29,375
     550 Credit Lyonnais                                56,131
   3,900 Dassault Systemes SA, ADR                     185,737
  24,100 Elf Aquitaine, ADR                          1,711,100
  49,200 Eurotunnel SA+                                  7,487
  36,800 France Telecom SA                           2,559,900
     800 Genset, ADR+                                   23,500
     600 Groupe AB SA, ADR+                              3,375
  12,450 Groupe Danone, ADR                            686,576
   6,600 Havas SA, ADR                                 140,009
   8,900 Lafarge SA, ADR                               306,692
   2,900 Lagardere Group, ADR                          120,735
  16,000 Louis Vuitton Moet
           Hennessy, ADR                               632,000
   3,200 LVMH
           (Moet Hennessy Louis Vuitton)               640,455
   4,750 Michelin                                      274,203
   3,800 Pechiney SA, ADR                               76,831
   8,150 Pernod Ricard, ADR                            141,210
   9,050 PSA Peugeot Citroen, ADR                      486,503
  10,900 Rhone-Poulnec SA, ADR                         612,444
   5,150 Schneider SA                                  410,675
     400 Scor SA, ADR                                   25,500
     550 SEB SA                                         76,236
  23,000 Societe Generale, ADR                         956,415
   6,400 STMicroelectronics NV+                        447,200
   1,000 Stolt Comex Seaway SA                          19,375
   4,200 Thomson CSF, ADR                              159,783
  14,800 Total SA, Class B                           1,924,144
   2,700 Valeo SA, ADR                                 275,998
   4,500 Vivendi, ADR                                  192,186
                                                  ------------
                                                    16,701,641
                                                  ------------
    Germany -- 8.0%
  25,500 Bayer AG, ADR                               1,320,635
  14,200 Commerzbank AG, ADR                           540,930
  14,300 Daimler-Benz AG, ADR                        1,391,569
  14,500 Deutsche Bank AG, ADR                       1,225,849
 102,100 Deutsche Telekom, ADR                       2,807,750
  16,100 Dresdner Bank AG, ADR                         870,415
  21,600 Hoechst AG, ADR                             1,071,900
  26,000 Mannesmann AG                               2,674,319
     300 Pfeiffer Vacuum
           Technology AG, ADR+                          21,413
     800 Puma AG, ADR                                   20,405
  12,200 RWE AG, ADR                                   722,482
  11,001 SAP AG, ADR                                 2,490,823
   2,300 SGL Carbon AG, ADR                             89,700
  18,200 VEBA AG                                     1,197,787
   5,000 Volkswagen AG, ADR                            965,632
                                                  ------------
                                                    17,411,609
                                                  ------------
    Greece -- 0.0%#
     400 Anangel -- American
           Shipholdings Ltd, ADR                         2,900
                                                  ------------
    Hungary -- 0.0%#
     600 Euronet Services, Inc., ADR+                    2,625
     600 Pannonplast Rt.                                 5,557
                                                  ------------
                                                         8,182
                                                  ------------
    Indonesia -- 0.1%
   3,300 Gulf Indonesia Resources Ltd.+                 37,950
   5,300 PT Indorayon Utama, ADR+                          597
   3,883 PT Indosat, ADR                                43,198
   1,100 PT Pasifik Satelit
           Nusantara, ADR+                              15,400
  15,200 PT Telekomunikasi
           Indonesia, ADR                               88,350
   1,100 PT Tri Polyta Indonesia, ADR+                   1,238
                                                  ------------
                                                       186,733
                                                  ------------
    Ireland -- 0.6%
   4,200 Allied Irish Banks, ADR                       360,412
   4,300 Bank of Ireland, ADR                          354,212
   1,400 CBT Group Plc, ADR+                            74,900
   2,800 CRH, ADR 202,300
   2,400 Elan Corporation Plc, ADR+                    154,350
   2,100 Jefferson Smurfit Group, ADR                   64,050
   1,400 Ryanair Holdings Plc, ADR+ 49,875
   1,300 Saville Systems Ireland, ADR+                  65,163
     500 Warner Chilcott
           Laboratories, ADR+                            4,938
   2,800 Waterford Wedgwood Plc, ADR                    39,025
                                                  ------------
                                                     1,369,225
                                                  ------------
    Israel -- 0.2%
     200 American-Israeli Paper
           Mills, ADR                                    8,163
   1,300 Blue Square-Israel Ltd., ADR                   20,069
   1,300 Check Point Software
           Technologies Ltd.+                           42,575
   2,700 ECI Telecommunications
           Ltd., ADR                                   102,262
     800 Elbit Medical Imaging Ltd., ADR                 6,650
     900 Elbit Systems Ltd., ADR                        11,644
     800 Elron Electronic
           Industries Ltd., ADR                         13,950
     800 Elscint Ltd., ADR+                              5,700
     500 ESC Medical Systems Ltd., ADR+                 16,875
     400 Gilat Satellite Network
           Ltd., ADR+                                   13,375
   2,300 Koor Industries Ltd., ADR                      53,762
     500 Matav-Cable Systems Media
           Ltd., ADR                                    11,719
     500 MEMCO Software Ltd.+                            9,500
     300 NICE-Systems Ltd., ADR+                        11,250
   1,600 Scitex Corporation, ADR+                       20,900
     700 Tadiran Ltd., ADR                              23,187
     500 Tecnomatrix Technologies
           Ltd., ADR+                                   10,000
   2,100 Teva Pharmaceutical, ADR                       73,894
                                                  ------------
                                                       455,475
                                                  ------------
    Italy -- 2.2%
   3,272 Benetton Group SpA, ADR                       136,197
   1,600 De Rigo SpA, ADR+                               9,500
  29,400 Ente Nazionale
           Idrocarburi SpA, ADR                      1,911,000
  24,230 Fiat, ADR                                     533,060
   1,000 Fila Holding SpA, ADR                          15,000
   2,100 Industrie Natuzzi, ADR                         54,600
  14,500 Instituto Nazionale delle
           Assicurazioni, ADR                          412,344
   7,200 Istituto Mobiliare
           Italiano SpA, ADR                           343,350
   8,500 Luxottica Group, ADR                          131,750
  19,542 Montedison SpA, ADR                           243,053
     500 SAES Getters SpA, ADR                           4,719
  13,900 Telecom Italia SpA                          1,021,650
                                                  ------------
                                                     4,816,223
                                                  ------------
    Japan -- 13.4%
  10,870 Amway Japan Ltd., ADR                          59,106
  25,000 Ashikaga Bank Ltd.                             31,279
   6,700 Bandai Company Ltd., ADR                       23,428
 205,495 Bank of Tokyo, ADR                          2,260,445
  30,000 Canon Inc., ADR                               686,250
   2,500 CSK Corporation, ADR                           50,000
  12,900 Dai'El, Inc., ADR                              54,825
  19,000 Daifuku Company, Ltd.                          71,042
   9,750 Eisai Company Ltd., ADR                       133,272
 105,000 Fuji Bank                                     470,059
  18,900 Fuji Photo Film
           Company Ltd., ADR                           653,231
  11,900 Hitachi Ltd., ADR                             767,550
  17,100 Honda Motor
           Company Ltd., ADR                         1,221,581
  29,000 Isetan Company                                243,292
 144,000 Ishikawajima-Harima Heavy
           Industries Company., Ltd.                   263,484
 137,000 Isuzu Motors Ltd.                             241,759
  15,600 Ito-Yokado Ltd., ADR                          741,000
 238,000 Itochu Corporation                            516,381
  32,700 Japan Airlines Company, ADR                   175,762
  30,000 Japan Storage Battery Co., Ltd.                71,599
  29,000 JGC Corporation                                71,100
  43,000 JSR Corporation                               202,141
  17,000 JUSCO Co.                                     312,902
  98,000 Kankaku Securities Company                     74,420
  12,800 Kawasaki Heavy Industries Ltd.                103,681
 290,000 Kawasaki Heavy Industries Ltd.                587,257
  11,800 Kawasaki Steel
           Corporation, ADR                            213,351
   3,800 Kirin Brewery Company, ADR                    362,900
  20,900 Kobe Steel Ltd., ADR                           79,356
   9,100 Komatsu Ltd., ADR                             177,433
   2,600 Kubota Corporation, ADR                       119,600
   3,400 Kyocera Corporation, ADR                      330,437
 120,000 Long Term Credit
           Bank of Japan                                70,297
   6,200 Makita Corporation, ADR                        70,912
   7,600 Matsushita Electric Industrial
           Company Ltd., ADR                         1,221,700
  19,000 Mercian Corporation                            68,019
  28,800 Mitsubishi Corporation, ADR                   358,256
 285,000 Mitsubishi Electric Corporation               657,518
   3,000 Mitsui & Company Ltd., ADR                    328,125
  33,000 Mitsui Engineering &
           Shipbuiding Co., Ltd.                        25,060
  64,000 Mitsukoshi Ltd.                               184,682
  11,200 NEC Corporation, ADR                          519,400
  53,000 New Japan Securities
           Company, Ltd.                                50,213
  49,000 Nikon Corporation                             353,670
 117,300 Nippon Telegraph &
           Telephone Corporation, ADR                4,926,600
  46,200 Nissan Motor
           Company Ltd., ADR                           294,525
  22,000 Okuma Corporation                             100,557
   9,600 Olympus Optical Company, ADR                   83,732
  38,000 Orient Corporation                             83,272
   6,200 Pioneer Electronics
           Corporation, ADR                            120,125
   4,900 Ricoh Company Ltd., ADR                       258,874
  14,100 Sanyo Electric
           Corporation, ADR                            209,737
     512 Sawako Corporation, ADR                         4,777
  11,600 Sega Enterprises, ADR                          50,045
  23,000 Seiyu Ltd.                                     48,239
  14,500 Shiseido Ltd., ADR                            165,271
 173,000 Showa Denko K.K.                              175,164
  13,500 Sony Corporation, ADR                       1,161,844
  11,400 Sumitomo Metal
           Industries, ADR                             183,858
   4,800 TDK Corporation, ADR                          357,600
  82,000 The Daiwa Bank, Ltd.                          124,539
 250,000 The Mitsui Trust &
           Banking Company, Ltd.                       591,234
  11,200 Tokio Marine & Fire
           Insurance Ltd., ADR                         569,800
  26,000 Tokyo Steel Manufacturing                     134,259
  76,000 Tokyu Land Corporation                        111,579
 212,000 Tomen Corporation                             188,588
   6,000 Toshiba Ceramics Co., Ltd.                     19,831
  70,000 Toshoku                                           506
  72,170 Toyota Motor Corporation, ADR               3,743,819
  99,000 Unitika Ltd.                                   74,463
   1,200 Wacoal Corporation, ADR                        61,200
 252,000 Yamaichi Securities                                 0
  43,000 Yasuda Trust & Banking                         40,428
                                                  ------------
                                                    29,162,241
                                                  ------------
    Korea -- 0.3%
  57,600 Korea Electric Power
           Corporation, ADR                            410,400
  13,600 Pohang Iron & Steel
           Company, Ltd., ADR                          163,200
  20,655 SK Telecom Company Ltd., ADR                  114,895
                                                  ------------
                                                       688,495
                                                  ------------
    Luxembourg -- 0.1%
   1,200 Espirito Santo Financial
           Holdings, ADR                                29,250
   1,700 Millicom International
           Cellular S.A.+                               74,375
   7,750 Minorco SA, ADR                                92,516
                                                  ------------
                                                       196,141
                                                  ------------
    Malaysia -- 0.0%#
  41,600 Amalgamated Steelmills
           Berhad, ADR                                   4,210
   7,900 Resorts World Berhad, ADR                      43,400
                                                  ------------
                                                        47,610
                                                  ------------
    Mexico -- 1.2%
   2,900 Altos Hornos de
           Mexico SA, ADR+                              15,134
   2,100 Apasco SA, Series A, ADR                       54,685
     800 Bufete Industries, ADR+                         5,200
  22,500 Cemex SA, ADR                                 168,772
   5,100 Coca-Cola Femsa SA, ADR                        88,612
   2,500 Consorcio G. Grupo Dina, ADR+                   6,250
   2,000 Controladora Comercial
           Mexican SA de CV, ADR                        33,875
   2,505 Desc de CV, Series C, ADR                      49,787
   4,000 Empresas Ica, ADR                              37,750
   4,400 Empresas La Moderna
           SA de CV, ADR+                              103,950
  38,500 Grupo Carso SA, ADR                           317,047
   1,100 Grupo Casa Autrey, ADR                          7,150
  13,000 Grupo Elektra, ADR                            126,750
   7,800 Grupo Financiero
           Bancomer SA de CV, ADR                       74,303
   4,400 Grupo Financiero
           Serfin SA de CV, ADR+                         5,500
   1,100 Grupo Imsa SA, ADR                             16,638
     800 Grupo Industrial
           Durango SA, ADR+                              7,150
   2,400 Grupo Industrial
           Maseca SA, ADR                               26,700
   2,100 Grupo Iusacell, Series L, ADR+                 28,875
     500 Grupo Radio Central, ADR                        5,563
   5,600 Grupo Telivisa SA, ADR+                       210,700
   2,800 Grupo Tribasa SA, ADR+                         14,525
   1,000 Industries Bachoco SA, ADR                     12,125
   5,200 Kimberly Clark Inc., ADR                       91,868
  19,300 Telefono de Mexico SA, ADR                    927,606
   3,300 Tolmex SA de CV, ADR+                         148,741
   2,000 Transport Matima Mexico,
           Class L, ADR+                                13,250
   2,700 Tubos de Acero de
           Mexico, ADR                                  34,594
   4,300 Vitro Sociedad Anomina, ADR                    27,413
                                                  ------------
                                                     2,660,513
                                                  ------------
    Netherlands -- 5.6%
  52,100 ABN AMRO Holding, ADR                       1,221,094
  18,800 AEGON Insurance, ADR                        1,626,200
   5,100 Akzo Nobel, ADR                               565,462
   5,000 ASM Lithography Holdings NV+                  145,312
   6,800 Baan Company, ADR+                            243,100
   1,200 Benckiser NV+                                  74,025
     500 Chicago Bridge & Iron
           Company NV                                    7,750
   5,200 DSM, ADR                                      133,437
  12,600 Elsevier, ADR                                 378,000
  10,525 Fortis Amev, ADR                              616,666
   3,200 Gucci Group, ADR                              169,600
  47,005 ING Groep NV                                3,072,952
   4,800 Ispat International NV,
           Class A+                                     90,000
   3,400 KLM Royal Dutch
           Airlines, ADR                               139,188
  13,060 Koninklijke Ahold, ADR                        417,920
   3,100 Koninklijke Bols
           Wessanen NV, ADR                             44,683
     500 Koninklijke Van
           Ommeren, ADR                                 21,006
   1,300 Madge Networks NV, ADR+                         6,175
   5,400 New Holland NV, ADR                           105,975
   3,200 Oce Van Der Griten, ADR                       135,600
     500 Orthofix
           International NV, ADR+                        6,500
  12,300 Philips Electronics NV, ADR                 1,045,500
   1,800 Polygram NV, ADR                               91,575
     600 QIAGEN N.V. ADR+                               37,800
   1,600 Royal Nedlloyd Group, ADR                      16,254
  16,983 Royal PTT Nederland, ADR                    1,080,543
   3,300 Toolex Alpha NV, ADR+                          60,844
     200 Velcro Industries NV, ADR                      27,850
   6,900 VNU-Verenigde Nederlandse
           Uitgeversbedrijven
           Verenigd Bezit, ADR                         250,665
   2,600 Wolters Kluwer, ADR                           356,854
                                                  ------------
                                                    12,188,530
                                                  ------------
    New Zealand -- 0.1%
   1,325 Fletcher Challenge,
           Building, ADR                                16,480
   1,325 Fletcher Challenge, Energy, ADR                32,131
   3,160 Fletcher Challenge, Forest, ADR                17,972
   2,550 Fletcher Challenge, Paper, ADR                 28,050
   4,500 Telecommunications of New
           Zealand Ltd., ADR                           147,375
     500 Tranz Rail Holdings Ltd., ADR                   3,313
                                                  ------------
                                                       245,321
                                                  ------------
    Norway -- 0.3%
   1,800 Nera ASA, ADR                                   4,163
   8,250 Norsk Hydro AS, ADR                           364,031
   2,200 Petroleum Geo -- Services, ADR+                67,100
   4,300 Saga Petroleum, Class A, ADR
   67,725 1,700 Smedvig ASA, ADR                        20,628
      700 Unitor ASA, ADR                               10,320
                                                  ------------
                                                       533,967
                                                  ------------
    Panama -- 0.0%#
     700 Banco Latinoamericano de
           Exportaciones SA                             21,525
                                                  ------------
    Peru -- 0.1%
   2,500 Banco Wiese, ADR                                8,594
     500 Compania de Minas
           Buenaventura SA, ADR                          6,562
   8,500 Telefonica del Peru SA,
           ADR                                         173,719
                                                  ------------
                                                       188,875
                                                  ------------
    Philippines -- 0.1%
   4,100 Philippine Long Distance
           Telephone Company, ADR                       92,763
   9,150 San Miguel Corporation,
           Class B, ADR                                119,821
                                                  ------------
                                                       212,584
                                                  ------------
    Portugal -- 0.5%
   4,200 Banco Comercial Portuges
           SA, ADR                                     117,075
  10,900 Electricidade de Portugal
           SA, ADR                                     502,081
   6,900 Portugal Telecom SA, ADR                      365,269
                                                  ------------
                                                       984,425
                                                  ------------
    Russia -- 0.3%
   1,200 Chernogorneft, ADR+                             3,900
   2,200 Inkombank, ADR                                  7,185
   3,500 Irkutskenergo, ADR                             17,150
   4,800 Lukoil, ADR                                   161,280
   9,300 Mosenergo, ADR                                 46,500
   4,400 Rostelecom, ADR                                58,850
  17,000 Surgutneftegaz                                 68,000
   4,400 Tatneft, ADR                                   34,100
   2,200 Trade House GUM                                 6,270
  15,100 Unified Energy Systems                        194,790
   1,700 Uralsvyazinform, ADR                            8,500
   1,000 Vimpel -- Communications, ADR+                 44,750
                                                  ------------
                                                       651,275
                                                  ------------
    Singapore -- 0.2%
   6,500 Asia Pacific Resources
           International Holdings
           Ltd., Class A+                               11,781
     500 Asia Pacific Wire & Cable
           Corporation Ltd.+                             2,625
   1,300 China Yuchai, ADR+                              3,331
   3,200 Cycle & Carriage Ltd., ADR                     15,649
   6,023 Development Bank of
           Singapore, ADR                              133,674
  14,875 Keppel Corporation Ltd.                        44,846
   6,100 Neptune Orient Lines Ltd., ADR                  8,471
   8,000 Sembawang Corporation Ltd., ADR                 9,448
  16,300 United Overseas Bank Ltd., ADR                101,303
                                                  ------------
                                                       331,128
                                                  ------------
    South Africa -- 0.4%
   5,100 Driefontein Consolidated, ADR                  26,138
   9,066 Gold Fields Ltd.                               51,980
   3,900 Gold Fields of South Africa Ltd.+              45,094
   1,600 Harmony Gold Mining
           Company Ltd., ADR+                            6,500
   6,318 Imperial Holdings Ltd., ADR                    61,797
   9,100 Iscor Ltd., ADR                                17,187
  18,000 Liberty Life Association
           of Africa Ltd., ADR                         175,447
   3,400 Pepkor Ltd., ADR                               25,170
  21,200 Sasol Ltd., ADR                               125,875
   3,100 Servgro International Ltd., ADR                30,787
  10,200 South African Breweries., ADR                 211,273
  13,100 Wooltru Ltd., ADR                              16,789
                                                  ------------
                                                       794,037
                                                  ------------
    Spain -- 3.1%
  25,500 Banco Bilbao Vizcaya, ADR                   1,300,500
  11,900 Banco Central Hispano, ADR                    371,875
  17,600 Banco Santander SA, ADR                       892,100
  22,700 Banesto Espanol de
           Credito, ADR+                               136,555
   3,100 Compania Sevillana
           Electric, ADR                                68,443
   9,100 Corporacion Bancaria
           Argentaria                                  410,638
  48,200 Endesa S.A., ADR                            1,042,325
  17,650 Repsol, ADR                                   970,750
  11,300 Telefonica de Espana SA, ADR                1,571,406
                                                  ------------
                                                     6,764,592
                                                  ------------
    Sweden -- 2.4%
   4,300 AGA AB, ADR                                  65,773
  60,400 Astra AB, ADR                             1,238,200
   6,666 Atlas Copco, ADR                            181,777
   3,800 Autoliv Inc., ADR                           120,175
     500 Biacore International AB, ADR+                4,375
   7,000 Electrolux AB, ADR                          237,125
  70,400 Ericsson (L.M.) Telephone
           Company, Class B, ADR                   2,015,200
  10,050 Sandvik AB, ADR                             275,947
   4,300 SKF AB, ADR                                  78,206
   7,100 Svenska Cellulosa AB, ADR                   183,820
   1,700 Swedish Match Company, ADR                   56,100
  22,500 Volvo AB, ADR                               665,156
                                                ------------
                                                   5,121,854
                                                ------------
    Switzerland -- 7.7%
   1,200 ABB AB, ADR                                   165,750
   2,900 ABB AG, ADR                                   428,977
   5,000 Adecco SA, ADR                                277,500
  19,100 Credit Suisse Group, ADR                    1,062,466
   2,400 Mettler Toledo
           International, Inc.+                         48,150
  29,700 Nestle, ADR                                 3,177,921
  45,766 Novartis, ADR                               3,817,107
  51,700 Roche Holdings Ltd.                         5,085,330
   7,800 Sulzer Medica, ADR                            200,850
  27,900 Swiss Bank Corporation, ADR                 1,076,039
   1,200 TAG Heuer International
           SA, ADR                                      11,250
  38,500 Union Bank of
           Switzerland, ADR                          1,433,933
                                                  ------------
                                                    16,785,273
                                                  ------------
    Taiwan -- 0.3%
   3,693 Macronix International
           Company Ltd., ADR                            32,544
  30,000 Taiwan Semiconductor
           Manufacturing Company+                      506,250
                                                  ------------
                                                       538,794
                                                  ------------
    Thailand -- 0.0%#
   3,800 Advanced Information
           Services PCL, ADR                            15,128
  10,050 Shinawatra Corporation, ADR                    18,294
                                                  ------------
                                                        33,422
                                                  ------------
    United Kingdom -- 29.8%
  24,300 Abbey National Plc, ADR                       868,277
   2,800 Albert Fisher Group Plc, ADR                   10,519
  73,650 Alexon Group Plc                              281,609
  37,900 Allied Domeq Plc, ADR                         354,122
   4,200 Amvescap Plc, ADR                             206,325
  21,200 AXA SA, ADR                                 1,204,425
  58,000 B.A.T Industries Plc, ADR                   1,170,875
  37,800 BAA Plc, ADR                                  409,004
  20,100 Barclays Plc, ADR                           2,311,500
  28,714 Bass Publishing Limited
           Company Plc, ADR                            533,004
   1,000 Bespak Plc, ADR                                16,864
  32,117 BG Plc, ADR                                   923,364
  26,800 Blue Circle
           Industries Plc, ADR                         151,472
   3,950 Bluebird Toys                                   7,552
   4,600 BOC Group Plc, ADR                            124,775
   1,600 Body Shop
           International Plc, ADR                       17,432
   2,100 Booker Plc, ADR                                34,713
   3,600 British Airways Plc, ADR                      387,225
   2,500 British Biotech Plc, ADR+                      15,938
  54,000 British Petroleum Company
           Plc, ADR                                  4,765,500
   6,200 British Sky Broadcasting
           Group Plc, ADR                              264,275
   7,300 British Steel Plc, ADR                        166,075
  22,900 British Telecommunications Plc,
           ADR                                       2,828,150
 223,050 British-Borneo Petroleum
           Syndicate Plc                             1,115,418
  27,186 BTR Plc, ADR                                  308,669
   3,800 Burmah Castrol Plc, ADR                       138,225
  12,812 Cable & Wireless
           Communications Plc+                         640,600
  26,900 Cable & Wireless Plc, ADR                     991,937
   8,950 Cadbury Schweppes Plc, ADR                    551,544
     583 Cantab Pharmaceuticals
           Plc, ADR+                                     7,470
   4,300 Carlton Communications
           Plc, ADR                                    193,500
   2,755 Christian Salvesen Plc, ADR                    51,520
     600 Christies International Plc, ADR               39,672
   8,450 Coats Viyella Plc, ADR
   31,322 1,100 COLT Telecom Group Plc, ADR+           179,850
  23,000 Compass Group Plc, ADR                        264,981
     870 Cordiant Communications
           Group                                        10,658
  14,600 Courtaulds Plc, ADR                           108,587
 204,150 Danka Business Systems                        647,652
   1,700 Danka Business Systems Plc, ADR                20,081
     500 Denison International Plc, ADR+                 9,875
  36,283 Diageo Plc, ADR                             1,748,387
     900 Dialog Corp. Plc+                               9,450
   2,000 Dixons Group Plc                               15,962
   5,000 Dixons Group Plc, ADR                         122,002
     400 Doncasters Plc, ADR+                           11,125
     700 Dr. Solomon's Group Plc, ADR+                  24,413
     600 Eidos Plc, ADR+                                 8,025
  15,725 EMI Group Plc, ADR                            275,163
   4,925 Energy Group Plc, ADR                         291,191
   4,300 English China Clays Plc, ADR                   44,586
   5,400 Enterprise Oil Plc, ADR                       149,175
   6,200 Gallaher Group Plc, ADR                       135,625
   4,300 General Cable Plc+                             83,312
     400 Gentia Software Plc+                            2,250
  58,100 Glaxo Wellcome Plc, ADR                     3,475,106
   4,825 Hanson Trust Plc, ADR                         146,258
   6,300 Hills Down Holdings Plc, ADR                   68,795
   1,000 Huntingdon Life Sciences
           Group Plc, ADR+                               1,688
   6,600 Imperial Chemical
           Industries Plc, ADR                         425,700
   9,425 Imperial Tobacco Group Plc, ADR               139,114
 373,900 Inchcape Plc, ADR                           1,179,929
   2,000 Ionica Group Plc, ADR+                          3,750
 124,850 John Mowlem & Company Plc                     302,270
  12,100 Kingfisher Plc, ADR                           389,925
  10,500 Lasmo Plc, ADR                                133,219
   1,800 Laura Ashley Holdings Plc, ADR                  4,358
  22,636 Logica Plc                                    728,694
  69,650 London Forfaiting Co. Plc                     316,321
   2,700 London International
           Group Plc, ADR                               47,587
     600 London Pacific Group Ltd. Plc, ADR              9,525
   5,400 LucasVarity Plc, ADR                          214,987
 121,750 M.L. Laboritories Plc                         158,563
 291,400 Manchester United Plc                         767,534
  16,900 Marks & Spencer Plc, ADR                      923,573
 251,300 Medeva Plc                                    713,313
   3,200 Medeva Plc, ADR                                36,400
     500 Micro Focus Group Plc, ADR+                    16,813
 628,100 Monument Oil & Gas Plc                        618,756
  10,370 National Grid Group Plc, ADR                  350,018
  11,000 National Power Plc, ADR                       405,625
  10,400 National Westminster Bank Plc,
           ADR                                       1,118,000
 195,550 Next Plc                                    1,681,526
   5,000 NFC Plc, ADR                                   65,000
     400 Novel Denim Holdings Ltd.+                     10,400
 268,065 Nycomed Amersham Plc.                       1,997,362
   9,400 Orange Plc, ADR+                              499,375
  20,300 Pearson Plc, ADR                              372,166
  10,900 Peninsular & Oriental
           Steam Plc, ADR                              314,446
  10,100 Powergen Plc, ADR                             569,387
  83,400 Powerscreen International                     125,328
   5,100 Premier Farnell Plc, ADR                       52,912
   1,600 Premier Oil Plc, ADC                           11,287
  13,800 Prudential Plc, ADR                           909,577
   5,300 Racal Electronics Plc, ADR                     60,087
   1,800 Ramco Energy Plc, ADR                          19,575
  15,400 Rank Group Plc, ADR                           171,325
  13,300 Reed International Plc, ADR                   493,762
  10,300 Rentokil Initial Plc, ADR                     741,230
   8,753 Reuters Group Plc, ADR                        599,580
  18,400 Rexam Plc, ADR                                 82,800
   9,700 Rio Tinto Plc, ADR                            458,325
     870 Saatchi & Saatchi Plc                          11,963
   1,600 Scottish Hydro-Electric Plc, ADR              140,522
   7,400 Scottish Power Plc, ADR                       259,471
   4,200 Sedgwick Group Plc, ADR                        45,937
   1,700 Select Appointments
           Holdings Plc, ADR                            50,150
     500 SELECT Software Tools Plc, ADR+                 2,313
   1,700 Senetek Plc, ADR+                               5,950
  62,300 Shell Transportation &
           Trading Plc, ADR                          2,639,962
   9,800 Siebe Plc, ADR                                391,732
1,181,500  Signet Group                                848,283
     400 Signet Group Plc+                               8,525
     300 Smallworldwide Plc, ADR+                        8,738
  64,600 Smithkline Beecham
           Group Plc, ADR                            3,908,300
  17,283 Southern Electric
           Corporation Plc, ADR                        158,427
     500 Stolt Comex Seaway SA+                          8,750
   1,300 Stolt-Nielsen SA Plc                           22,263
     850 Stolt-Nielsen SA Plc, ADR                      14,769
   3,000 Tate & Lyle Plc, ADR                           95,254
   3,200 Telewest Communications
           Plc, ADR+                                    76,000
  30,000 Tesco Plc                                     293,032
  75,700 Tesco Plc, ADR                                736,890
   3,564 Thorn EMI Plc, ADR                             57,024
   8,500 TI Group Plc, ADR                             129,151
  13,700 Tomkins Plc, ADR                              313,387
   1,400 Trinity International Plc, ADR                 22,978
 119,850 TT Group                                      591,336
  35,600 Ulster Television Plc                         104,022
  69,500 Unilever Plc, ADR                           3,010,219
  19,400 United Biscuits
           Holdings Plc, ADR                            77,846
   4,600 United News &
           Media Plc, ADR                              130,884
  11,050 Vodafone Group Plc, ADR                     1,392,991
   3,100 Waste Management
           International Plc, ADR+                      33,712
   2,500 Wembley Plc, ADR                               67,790
   7,000 Williams Holdings Ltd. Plc, ADR               135,346
   3,200 Willis Corroon Group Plc, ADR                  40,200
   2,800 WPP Group Plc, ADR                            188,300
   1,000 Xenova Group Plc, ADR+                          2,125
  34,200 Zeneca Group Plc, ADR                       1,500,525
                                                  ------------
                                                    64,741,560
                                                  ------------
    United States -- 0.0%#
     300 ESG Re Ltd.                                     6,488
     600 Fresh Del Monte Produce, Inc.+                 11,362
     500 Getty Images Inc.+                             11,125
     400 Stirling Cooke Brown
           Holdings Ltd.                                11,250
                                                  ------------
                                                        40,225
                                                  ------------
    Venezuela -- 0.0%#
     562 Banco Venezolano de
           Credito, ADR                                  4,068
   1,700 Compania Anonima Nacional
           Telefonos de Venezuela, ADR                  42,500
   2,400 Mavesa SA, ADR                                  7,650
   1,000 Sidervrgica/Venez/Sivensa, ADR                  6,143
                                                  ------------
                                                        60,361
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $165,860,692)                              212,005,122
                                                  ------------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $4,482,000)
$4,482,000  Agreement with State
              Street Bank and Trust
              Company, 5.800% dated
              06/30/1998, to be
              repurchased at $4,482,722
              on 07/01/1998,
              collateralized by
              $4,050,000 U.S. Treasury
              Bond, 7.875% maturing
              11/15/2004 (value
              $4,576,500)                          $ 4,482,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $56,005,468)                      25.8%     56,005,468
                                                  ------------
TOTAL INVESTMENTS
  (Cost $226,348,160*)                   125.4%    272,492,590
OTHER ASSETS AND
  LIABILITIES (Net)                      (25.4)    (55,199,895)
                                          ----     ------------
NET ASSETS                               100.0%   $217,292,695
                                          ====    ============

---------

*  Aggregate cost for Federal tax purposes is $227,225,593.
** As of June 30, 1998, the market value of the securities on loan is $54,329,219. Collateral received for securities loaned includes $1,087,000 in U.S. government securities and the remaining 54,918,468 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.
/TABLE

Munder International Equity Fund
   Portfolio of Investments, June 30, 1998
                  (Continued)
-----------------------------------------------------------------------------
At June 30, 1998 sector diversification of the Munder
International Equity Fund was as follows:

                                                  % of
                                                Net Assets       Value
                                                ----------       -----
COMMON STOCKS:
Banking & Financial
  Services.................                       16.0%       $34,794,639
Telecommunications.........                       10.8         23,519,717
Oil & Gas..................                        9.5         20,535,613
Drugs & Health Care........                        9.1         19,726,738
Food & Beverage............                        6.0         13,007,529
Automotive.................                        4.6         10,058,736
Utilities..................                        4.6          9,917,631
Machinery & Heavy
  Equipment................                        4.5          9,835,687
Retail.....................                        4.1          9,008,941
Chemicals..................                        2.9          6,311,108
Electric & Electrical Equipment                    2.1          4,627,704
Electronics................                        2.1          4,550,317
Business Services..........                        2.0          4,399,401
Printing & Publishing......                        1.7          3,729,908
Construction & Mining
  Equipment................                        1.7          3,625,034
Metals & Mining............                        1.5          3,365,242
Software...................                        1.4          3,032,036
Manufacturing..............                        1.2          2,699,399
Photography................                        1.0          2,171,357
Household Appliances &
  Home Furnishings.........                        1.0          2,109,644
Transportation.............                        1.0          2,108,374
Medical Products...........                        0.9          1,997,362
Tobacco....................                        0.9          1,871,744
Building & Building
  Materials................                        0.7          1,623,155
Diversified Industrial.....                        0.7          1,620,933
Apparel & Textiles.........                        0.6          1,386,440
Broadcasting & Advertising.                        0.6          1,288,232
Entertainment..............                        0.6          1,252,094
Real Estate................                        0.5            998,761
Conglomerates..............                        0.4            905,142
Office Supplies............                        0.4            768,350
Miscellaneous..............                        2.5          5,158,154
                                                  ----         ----------
TOTAL COMMON STOCKS........                       97.6        212,005,122
REPURCHASE
  AGREEMENT ...............                        2.0          4,482,000
OTHER INVESTMENTS .........                       25.8         56,005,468
                                                  ----         ----------
TOTAL INVESTMENTS .........                      125.4        272,492,590
OTHER ASSETS AND
  LIABILITIES (Net) .......                      (25.4)       (55,199,895)
                                                  ----         ----------
NET ASSETS ................                      100.0%      $217,292,695
                                                  ====         ==========

                      See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 97.8%
    Banking and Financial Services -- 7.1%
 40,900  ACE Cash Express, Inc.+                     $ 705,525
 22,250  Colorado Business
           Bankshares, Inc.+                           356,000
 25,000  First International Bancorp, Inc.             359,375
 22,000  Greater Bay Bancorp                           763,125
 40,400  Litchfield Financial
           Corporation                                 848,400
 14,700  People's Bancshares, Inc.                     340,856
 23,800  Riverview Bancorp, Inc.                       395,675
                                                  ------------
                                                     3,768,956
                                                  ------------
    Broadcasting -- 0.8%
 20,000  Medialink Worldwide, Inc.+                    420,000
                                                  ------------
    Building Materials -- 0.9%
 26,000  Dayton Superior Corporation+                  468,000
                                                  ------------
    Commercial Services -- 5.2%
 30,000  COMARCO, Inc.+                                641,250
 38,900  Compas International Services
           Corporation+                                369,550
 46,200  MPW Industrial Services
           Group, Inc.+                                623,700
 33,721  Ontrack Data
           International, Inc.+                        459,449
 24,600  SteriGenics International, Inc.+              639,600
                                                  ------------
                                                     2,733,549
                                                  ------------
    Computers & Business Equipment -- 1.5%
 40,000  ScanSource, Inc.+                             770,000
                                                  ------------
    Computer Hardware, Software
      or Services -- 9.0%
 25,000  Blue Wave Systems, Inc.+                       87,500
 50,000  Made2Manage Systems, Inc.+                    581,250
144,750  Oshap Technologies Ltd.+                      968,016
161,550  Sapiens International Corporation+          1,140,947
100,100  SQL Financials International, Inc.+           913,412
 50,000  Symix Systems, Inc.+                        1,031,250
                                                  ------------
                                                     4,722,375
                                                  ------------
    Electrical Equipment-- 3.9%
100,000  Ault, Inc.+                                   512,500
 88,000  Merrimac Industries, Inc.                   1,160,500
 29,000  Trans-Industries, Inc.                        395,125
                                                  ------------
                                                     2,068,125
                                                  ------------
    Electronics -- 6.5%
114,750  Aeroflex, Inc.+                             1,190,531
 45,500  Anaren Microwave, Inc.+                       682,500
 65,000  Herley Industries, Inc.+                      804,375
165,000  Microdyne Corporation+                        742,500
                                                  ------------
                                                     3,419,906
                                                  ------------
    Entertainment & Gaming -- 1.7%
 16,300  Brass Eagle, Inc.+                            250,613
 31,500  Equity Marketing, Inc.+                       665,437
                                                  ------------
                                                       916,050
                                                  ------------
    Food & Beverages -- 0.9%
 97,350  Sherwood Brands, Inc.+                        486,750
                                                  ------------
    Health Care Producers -- 3.4%
127,300  Apple Orthodontix, Inc.+                      763,800
 40,000  Medco Research, Inc.+                       1,020,000
                                                  ------------
                                                     1,783,800
                                                  ------------
    Health Care Products -- 2.6%
201,500  Graham-Field Health
           Products, Inc.+                           1,133,438
100,000  IVC Industries, Inc.+                         225,000
                                                  ------------
                                                     1,358,438
                                                  ------------
    Household Appliances
      & Home Furnishings -- 0.7%
 24,200  Drew Industries, Inc.+                        361,488
                                                  ------------
    Industrial Machinery -- 2.1%
23,000  Metrika Systems Corporation+                   385,250
 40,000  Park-Ohio Industries+                         740,000
                                                  ------------
                                                     1,125,250
                                                  ------------
    Lodging -- 1.7%
 21,000  Suburban Lodges of America,
           Inc.+                                       317,625
 70,350  U.S. Franchise Systems, Inc.+                 571,594
                                                  ------------
                                                       889,219
                                                  ------------
    Machinery -- 4.4%
 69,250  Gradall Industries, Inc.+                   1,012,781
200,000  InterSystems, Inc.+                           375,000
100,000  Bolt Technology Corporation+                  912,500
                                                  ------------
                                                     2,300,281
                                                  ------------
    Medical and Medical Services -- 12.8%
100,000  Air Methods Corporation+                      453,125
 69,250  Anika Therapeutics, Inc.+                   1,012,781
 12,500  Bioanalytical Systems, Inc.+                   87,500
 75,000  Castle Dental Centers, Inc.+                  731,250
132,050  IRIDEX Corporation+                         1,056,400
 20,000  Meridian Medical
           Technologies, Inc.+                         190,000
 35,100  Morrison Health Care, Inc.                    666,900
 80,000  Response Oncology, Inc.+                      525,000
 45,000  SeaMED Corporation+                           798,750
 79,100  Somnus Medical Technologies, Inc.+            647,631
 90,000  Vision Twenty-One, Inc.+                      573,750
                                                  ------------
                                                     6,743,087
                                                  ------------
    Metal Processing -- 1.6%
 40,000  EASCO, Inc.                                   402,500
 20,000  SIFCO Industries, Inc.                        422,500
                                                  ------------
                                                       825,000
                                                  ------------
    Oil & Gas -- 2.3%
 79,800  Dawson Production Services, Inc.+           1,197,000
                                                  ------------
    Photography -- 0.8%
 55,000  Seattle Filmworks, Inc.+                      424,531
                                                  ------------
    Restaurants -- 2.4%
 42,000  Il Fornaio Corporation+                       467,250
 49,000  Schlotzsky's, Inc.+                           784,000
                                                  ------------
                                                     1,251,250
                                                  ------------
    Retail -- 10.2%
 55,000  Chico's Fas, Inc.+                            852,500
 44,200  DeCrane Aircraft Holdings, Inc.+              767,975
 87,700  Gildan Activewear, Inc.+                      570,050
 20,800  Happy Kids, Inc.+                             286,000
 22,000  K & G Men's Center, Inc.+                     497,750
 19,000  Mark Bros. Jewelers, Inc.+                    370,500
 31,000  Mazel Stores, Inc.+                           496,000
 12,000  Piercing Pagoda, Inc.+                        435,000
 17,000  Schultz Save O Stores, Inc.                   276,250
223,450  Shop at Home, Inc.+                           796,041
                                                  ------------
                                                     5,348,066
                                                  ------------
    Technology -- 0.4%
 25,000  Excel Technology, Inc.+                       221,875
                                                  ------------
    Telecommunications -- 11.4%
120,000  Advanced Communication
           Systems, Inc.+                            1,492,500
 63,800  Alpha Industries, Inc.+                       953,012
 69,800  Comdial Corporation+                          846,325
 50,000  Gilat Communications Ltd.+                    431,250
149,000  International FiberCom, Inc.+               1,299,094
 50,000  ViaSat, Inc.+                                 959,375
                                                  ------------
                                                     5,981,556
                                                  ------------
    Tobacco -- 1.8%
 49,500  800-JR CIGAR, Inc.+                           977,625
                                                  ------------
    Trucking & Freight Forwarding -- 1.7%
 72,800  Dynamex, Inc.+                                882,700
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $51,794,377)                                51,444,877
                                                  ------------
WARRANTS -- 0.0%#
 48,675  Sherwood Brands, Inc. expires
           05/06/2003+                                  36,506
                                                  ------------
TOTAL WARRANTS
  (Cost $4,868)                                         36,506
                                                  ------------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $1,193,000)
$1,193,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $1,193,192
              on 07/01/1998, collateralized
              by $1,055,000 U.S. Treasury
              Bond, 6.875% maturing
              08/15/2025 (value
              $1,218,666)                          $ 1,193,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $2,747,600)                        5.2%      2,747,600
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $55,739,845*)                    105.3%   $ 55,421,983
OTHER ASSETS AND
  LIABILITIES (Net)                       (5.3)%    (2,806,844)
                                          ----    ------------
NET ASSETS                                100.0%  $ 52,615,139
                                           ====    ============

---------
* Aggregate cost for Federal tax purposes is $55,788,691.
**As of June 30, 1998, the market value of the securities on loan is $2,568,400. Collateral received for securities loaned of $2,747,600 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.

Munder Mid-Cap Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 95.8%
    Advertising -- 2.2%
22,250  HA-LO Industries, Inc.+                      $ 692,531
                                                  ------------
    Automobile Parts & Equipment -- 1.9%
14,200  Tower Automotive, Inc.+                        608,825
                                                  ------------
    Banking and Finance -- 6.6%
 9,200  Amresco, Inc.+                                 267,950
13,950  Charter One Financial, Inc.                    469,940
18,700  Mercantile Bankshares
          Corporation                                  650,994
20,156  Sovereign Bancorp, Inc.                         29,425
11,300  Westamerica Bancorporation                      63,012
                                                  ------------
                                                     2,081,321
                                                   ------------
    Basic Industries -- 2.1%
11,400  Waters Corporation+                            671,888
                                                  ------------
    Broadcasting -- 1.4%
 9,600  Meredith Corporation                           450,600
                                                  ------------
    Chemicals -- 1.6%
 9,700  Minerals Technologies, Inc.                    493,488
                                                  ------------
    Commercial Services -- 7.8%
15,800  ABR Information Services, Inc.+                375,250
 8,800  AccuStaff, Inc.+                               275,000
16,800  Equity Corporation
          International+                               403,200
21,100  Metamor Worldwide, Inc.+                       742,456
24,900  Stewart Enterprises, Inc.                       62,963
                                                  ------------
                                                     2,458,869
                                                  ------------
    Communication Equipment -- 1.2%
13,500  Aspect Telecommunications
          Corporation+                                 369,563
                                                  ------------
    Computer Hardware, Software
      or Services -- 12.1%
20,200  Affiliated Computer Services,
          Inc.+                                      $ 777,700
19,400  BA Merchant Services, Inc.+                    391,638
19,100  Cadence Design Systems, Inc.+                   96,875
14,700  Diebold, Inc.                                  424,462
16,800  Fiserv, Inc.+                                  713,475
 8,500  Network Appliance, Inc.+                       330,969
20,600  Parametric Technology
          Corporation+                                 558,775
                                                  ------------
                                                     3,793,894
                                                  ------------
    Diversified -- 1.9%
13,800  Carlisle Companies, Inc.                       594,263
                                                  ------------
    Electronics -- Semiconductors -- 3.4%
16,500  Altera Corporation+                            487,781
18,600  Maxim Integrated Products, Inc.+               589,388
                                                  ------------
                                                     1,077,169
                                                  ------------
    Financial Services -- 3.6%
12,000  FINOVA Group, Inc.                             679,500
 4,700  Heller Financial, Inc.+                        141,000
13,684  Imperial Credit Industries, Inc.+              321,574
                                                  ------------
                                                     1,142,074
                                                  ------------
    Health Care Products -- 6.3%
 7,500  Elan Corporation+                              482,344
20,800  ESC Medical Systems Ltd.+                      702,000
21,650  Patterson Dental Company+                      792,931
                                                  ------------
                                                     1,977,275
                                                  ------------
    Insurance -- 3.6%
16,000  HCC Insurance Holdings, Inc.                   352,000
15,400  Nationwide Financial Services, Inc.            785,400
                                                  ------------
                                                     1,137,400
                                                  ------------
    Investment Corporation -- 1.8%
22,100  Sirrom Capital Corporation                     574,600
                                                  ------------
    Lodging -- 3.3%
13,200  CapStar Hotel Company+                         369,600
17,600  Promus Hotel Corporation+                      677,600
                                                  ------------
                                                     1,047,200
                                                  ------------
    Machinery -- 1.1%
14,400  Donaldson Company, Inc.                        340,200
                                                  ------------
    Medical Instruments & Supplies -- 4.9%
26,000  Biomet, Inc.                                   859,625
10,700  STERIS Corporation+                            680,453
                                                  ------------
                                                     1,540,078
                                                  ------------
    Medical Services -- 5.0%
23,200  HBO & Company                                  817,800
21,800  Total Renal Care Holdings, Inc.+               752,100
                                                  ------------
                                                     1,569,900
                                                  ------------
    Oil Equipment & Services -- 5.5%
 7,500  Camco International, Inc.                      584,062
 6,700  Cooper Cameron Corporation+                    341,700
14,600  Diamond Offshore Drilling, Inc.                584,000
 6,000  Smith International, Inc.+                     208,875
                                                  ------------
                                                     1,718,637
                                                  ------------
    Paper & Forest Products -- 1.5%
11,362  Bemis Company, Inc.                            464,422
                                                  ------------
    Printing -- 2.3%
18,500  Valassis Communications, Inc.+                 713,406
                                                  ------------
    Public Service -- 1.5%
20,600  Corrections Corporation of
          America+                                     484,100
                                                  ------------
    Publishing -- 1.5%
10,100  Applied Graphics
          Technologies, Inc.+                          462,075
                                                  ------------
    Real Estate -- 3.2%
13,600  Mack-Cali Realty Corporation                   467,500
14,100  Spieker Properties, Inc.                       546,375
                                                  ------------
                                                     1,013,875
                                                  ------------
    Restaurants -- 1.0%
17,850  Landry's Seafood Restaurants, Inc.+            322,973
                                                  ------------
    Retail -- 2.4%
30,900  Pier 1 Imports, Inc.                           737,737
                                                  ------------
    Telecommunications -- 3.4%
 9,200  Century Telephone Enterprises                  422,050
18,540  Qwest Communications
          International, Inc.+                         646,582
                                                  ------------
                                                     1,068,632
                                                  ------------
    Trucking & Freight Forwarding -- 1.7%
12,000  Expeditores International, Inc.                528,000
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $27,919,942)                                30,134,995
                                                  ------------

Principal
Amount
------


REPURCHASE AGREEMENT -- 4.8%
  (Cost  $1,509,000)
$1,509,000  Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $1,509,243
              on 07/01/1998, collateralized
              by $1,175,000 U.S. Treasury
              Bond, 8.125% maturing
              08/15/2019 (value
              $1,543,459)                            1,509,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $7,700,823)       24.5%                      7,700,823
                          ----                    ------------
TOTAL INVESTMENTS
  (Cost $37,129,765*)    125.1%                     39,344,818
OTHER ASSETS AND
  LIABILITIES (Net)      (25.1)%                    (7,891,619)
                          ----                    ------------
NET ASSETS               100.0%                   $ 31,453,199
                          ====                    ============

---------
*  Aggregate cost for Federal tax purposes is $37,131,954.
** As of June 30, 1998, the market value of the securities on loan is $7,424,871. Collateral received for securities loaned of $7,700,823 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                      See Notes to Financial Statements.

Munder Multi-Season Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----
COMMON STOCKS -- 93.7%
    Advertising -- 3.3%
130,000  Interpublic Group of
           Companies, Inc.                         $ 7,889,375
346,350  Omnicom, Inc.                              17,274,206
                                                  ------------
                                                    25,163,581
                                                  ------------
    Aerospace -- 1.7%
 98,825  Sundstrand Corporation                      5,657,731
 77,950  United Technologies
           Corporation                               7,210,375
                                                  ------------
                                                    12,868,106
                                                 ------------
    Automobile Parts & Equipment -- 2.1%
281,550  Johnson Controls, Inc.                     16,101,141
                                                  ------------
    Banking and Financial Services -- 14.0%
187,500  Associates First Capital
           Corporation                              14,414,062
 82,925  BankAmerica Corporation                     7,167,830
223,914  Charter One Financial, Inc.                 7,543,103
234,250  Chase Manhattan Corporation                17,685,875
260,000  Federal National Mortgage
           Association                              15,795,000
128,125  MGIC Investment Corporation                 7,311,133
381,400  Norwest Corporation                        14,254,825
133,050  Summit Bancorp                              6,319,875
366,900  U.S. Bancorp                               15,776,700
                                                  ------------
                                                   106,268,403
                                                  ------------
    Building Materials -- 1.6%
367,675  Sherwin-Williams Company                   12,179,234
                                                  ------------
    Business Equipment and Supplies -- 2.0%
277,200  Avery Dennison Corporation                 14,899,500
                                                  ------------
    Business Services -- 5.0%
212,075  Automatic Data Processing, Inc.            15,454,966
213,225  Equifax, Inc.                               7,742,733
431,013  First Data Corporation                     14,358,120
                                                  ------------
                                                    37,555,819
                                                  ------------
    Chemicals -- 0.8%
157,000  Air Products & Chemicals, Inc.              6,280,000
                                                  ------------
    Commercial Services -- 0.4%
142,500  Cendant Corporation+                        2,974,688
                                                  ------------
    Computer Hardware, Software
      or Services -- 7.3%
165,550  BMC Software, Inc.+                         8,598,253
119,000  Cadence Design Systems, Inc.+               3,718,750
200,025  CISCO Systems, Inc.+                       18,414,802
134,600  Honeywell, Inc.                            11,247,512
235,768  Oracle Systems Corporation+                 5,791,052
267,000  Parametric Technology
           Corporation+                              7,242,375
                                                  ------------
                                                    55,012,744
                                                  ------------
    Consumer Non-Durables -- 0.9%
139,325  Newell Company                              6,940,127
                                                  ------------
    Diversified -- 8.8%
230,000  AlliedSignal Corporation                   10,206,250
249,400  Textron, Inc.                              17,878,863
506,012  Thermo Electron Corporation+               17,299,285
335,000  Tyco International Ltd.                    21,105,000
                                                  ------------
                                                    66,489,398
                                                  ------------
    Drugs -- 5.8%
203,500  Amgen, Inc.+                               13,303,812
112,600  Merck & Co., Inc.                          15,060,250
 68,200  Pfizer, Inc.                                7,412,488
 86,300  Schering-Plough Corporation                 7,907,237
                                                  ------------
                                                    43,683,787
                                                  ------------
    Electrical Equipment -- 4.6%
222,125  Emerson Electric Company                   13,410,797
184,800  General Electric Company                   16,816,800
131,700  Maxim Integrated Products, Inc.+            4,173,244
                                                  ------------
                                                    34,400,841
                                                 ------------
    Food and Beverages -- 1.8%
241,850  Sara Lee Corporation                       13,528,484
                                                  ------------
    Home Furnishings -- 1.0%
285,950  Leggett & Platt, Inc.                       7,148,750
                                                  ------------
    Household Products -- 0.9%
175,486  Lancaster Colony Corporation                6,646,532
                                                  ------------
    Insurance -- 3.1%
 58,062  American International
           Group, Inc.                               8,477,052
203,800  MBIA, Inc.                                 15,259,525
                                                  ------------
                                                    23,736,577
                                                  ------------
    Machinery -- 0.3%
100,000  Donaldson Company, Inc.                     2,362,500
                                                  ------------
    Manufactured Housing -- 2.0%
797,159  Clayton Homes, Inc.                        15,146,021
                                                  ------------
    Medical Services & Supplies -- 4.8%
220,900  Biomet, Inc.                                7,303,506
515,750  HEALTHSOUTH Corporation+                   13,764,078
110,000  Johnson & Johnson Company                   8,112,500
184,500  Stryker Corporation                         7,080,188
                                                  ------------
                                                    36,260,272
                                                   -----------
    Oil Equipment and Services -- 3.1%
240,956  R&B Falcon Corporation+                     5,451,629
 74,150  Schlumberger Ltd.                           5,065,372
296,500  Transocean Offshore, Inc.                  13,194,250
                                                  ------------
                                                    23,711,251
                                                  ------------
    Recreation -- 2.1%
400,000  Carnival Corporation, Class A              15,850,000
                                                  ------------
    Restaurants -- 2.3%
112,400  Cracker Barrel Old Country
           Store, Inc.                               3,568,700
595,775  Wendy's International, Inc.
4,000,712
                                                  ------------
                                                    17,569,412
                                                  ------------
    Retail -- Specialty -- 7.8%
181,857  Consolidated Stores Corporation+            6,592,316
190,900  Costco Companies, Inc.+                    12,038,631
259,225  General Nutrition Companies,
           Inc.+                                     8,068,378
190,700  Home Depot, Inc.                           15,840,019
300,000  Pier 1 Imports, Inc.                        7,162,500
224,050  Walgreen Company                            9,256,066
                                                  ------------
                                                    58,957,910
                                                  ------------
    Telecommunications -- 5.2%
366,975  Century Telephone Enterprises              16,834,978
169,200  SBC Communications                          6,768,000
331,275  WorldCom, Inc.                             16,046,133
                                                  ------------
                                                    39,649,111
                                                  ------------
    Toys -- 1.0%
179,125  Mattel, Inc.                                7,579,227
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $462,830,466)                              708,963,416
                                                  ------------
Principal
Amount
------


REPURCHASE AGREEMENT -- 6.6%
  (Cost $50,334,000)
$50,334,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $50,342,109
              on 07/01/1998, collateralized
              by $45,435,000 U.S. Treasury
              Note, 7.875% maturing
              11/15/2004 (value
              $51,341,550)                          50,334,000
              ------------
OTHER INVESTMENTS**
  (Cost $64,669,752)                       8.5%     64,669,752
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $577,834,218*)                   108.8%    823,967,168

OTHER ASSETS AND
  LIABILITIES (Net)                      (8.8)    (67,010,322)
                                          ----    ------------
NET ASSETS                               100.0%   $756,956,846
                                          ====    ============

---------

* Aggregate cost for Federal tax purposes.
**As of June 30, 1998, the market value of the securities on loan is $62,196,227. Collateral received for securities loaned of $64,669,752 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.

                      See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 94.9%
    Apartments -- 10.5%
 91,085  Avalon Bay Community, Inc.                $ 3,461,228
107,200  Camden Property Trust                       3,189,200
 74,300  Equity Residential Properties
           Trust                                     3,524,606
                                                  ------------
                                                    10,175,034
                                                  ------------
    Community Shopping Centers -- 14.6%
146,075  Bradley Real Estate, Inc.                   3,085,834
 76,100  Developers Diversified Realty
           Corporation                               2,982,169
206,375  IRT Property Company                        2,270,125
 87,600  Kimco Realty Corporation                    3,591,600
 57,000  Vornado Realty Trust                        2,262,188
                                                  ------------
                                                    14,191,916
                                                  ------------
    Hotels -- 9.0%
 86,600  FelCor Suite Hotels, Inc.                   2,717,075
121,751  Patriot American Hospitality, Inc.          2,914,414
 65,500  Starwood Lodging Trust                      3,164,469
                                                  ------------
                                                     8,795,958
                                                  ------------
    Office & Industrial -- 40.0%
 97,075  Arden Realty Group, Inc.                    2,511,816
 87,400  Boston Properties, Inc.                     3,015,300
132,200  Brandywine Realty Trust                     2,957,975
 85,100  Cabot Industrial Trust                      1,819,013
133,800  Corporate Office Properties
           Trust, Inc.                               1,187,475
 93,250  Crescent Real Estate Equities, Inc.         3,135,531
134,925  Duke Realty Investments, Inc.               3,187,603
111,244  Equity Office Properties Trust              3,156,548
 75,450  Highwoods Properties, Inc.                  2,437,978
118,575  Kilroy Realty Corporation                   2,964,375
 82,050  Mack-Cali Realty Corporation                2,820,469
108,600  Prentiss Properties Trust                   2,640,337
121,200  Reckson Associates Realty
           Corporation                               2,863,350
  9,696  Reckson Services Industries, Inc.+             32,118
 78,600  Spieker Properties, Inc.                    3,045,750
 50,250  Tower Realty Trust, Inc.                    1,124,344
                                                  ------------
                                                    38,899,982
                                                  ------------
    Regional Malls -- 7.9%
 80,050  CBL & Associates Properties,
           Inc.                                      1,941,213
115,500  JP Realty, Inc.                             2,721,469
 94,425  Simon DeBartolo Group, Inc.                 3,068,812
                                                  ------------
                                                     7,731,494
                                                  ------------
    Storage -- 4.1%
 99,575  Public Storage, Inc.                        2,788,100
 35,700  Storage USA                                 1,249,500
                                                  ------------
                                                     4,037,600
                                                  ------------
    Triple Net Lease -- 3.8%
 94,300  Commercial Net Lease Realty                 1,526,481
 63,075  TriNet Corporate Realty
           Trust, Inc.                               2,144,550
                                                  ------------
                                                     3,671,031
                                                  ------------
    Other -- 5.0%
 93,000  Correctional Properties Trust+              1,883,250
  6,840  Crescent Operating, Inc.+                     116,280
107,475  Glenborough Realty Trust, Inc.              2,834,653
                                                  ------------
                                                     4,834,183
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $84,810,105)                                92,337,198
                                                  ------------
WARRANTS -- 0.0%#
  2,053  Security Capital Group, Inc.
           expires 09/18/1998+                             705
                                                  ------------
TOTAL WARRANTS
  (Cost $0)                                                705
                                                  ------------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $2,265,000)
$2,265,000  Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $2,265,365
              on 07/01/1998, collateralized
              by $1,925,000 U.S. Treasury
              Bond, 7.500% maturing
              11/15/2016 (value
              $2,314,813)                          $ 2,265,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $87,075,105*)     97.2%                   $ 94,602,903

OTHER ASSETS AND
  LIABILITIES (Net)        2.8                       2,721,904
                          ----                    ------------
NET ASSETS               100.0%                   $ 97,324,807
                          ====                    ============

---------

* Aggregate cost for Federal tax purposes is $87,075,105.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.


Munder Small-Cap Value Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----
COMMON STOCKS -- 94.1%
    Airlines -- 1.6%
 73,275  Midwest Express
           Holdings, Inc.+                          $2,651,639
                                                  ------------
    Automobile Parts & Equipment -- 4.6%
207,541  Control Devices, Inc.                       2,698,033
103,200  Dura Automotive Systems, Inc.+              3,315,300
119,000  Motorcar Parts &
           Accesories, Inc.+                         1,755,250
                                                  ------------
                                                     7,768,583
                                                  ------------
    Banking and Financial Services -- 22.7%
 71,980  Carolina First Bancshares                   1,826,492
133,300  Commonwealth Bancorp, Inc.                  3,057,569
152,400  Flagstar Bancorp, Inc.                      3,714,750
138,900  Harbor Florida Bancshares, Inc.             1,658,119
 82,400  Home Bancorp of Elgin, Inc.                 1,277,200
270,600  Long Beach Financial
           Corporation+                              2,976,600
 33,100  Long Island Bancorp, Inc.                   2,010,825
118,000  McDonald & Company
           Investments                               3,871,875
 65,800  Metris Companies, Inc.                      4,194,750
 83,600  Ocean Financial Corporation                 1,598,850
 35,300  Pacific Bank, N.A.                          1,941,500
 29,300  Prime Bancshares, Inc.                        743,487
 74,970  Provident Bankshares
           Corporation                               2,211,615
 88,000  Riggs National Corporation                  2,571,250
 70,900  Rock Financial Corporation                    726,725
 55,800  SIS Bancorp, Inc.                           2,162,250
 69,600  WSFS Financial Corporation                  1,426,800
                                                  ------------
                                                    37,970,657
                                                  ------------
    Building Materials -- 6.9%
152,700  Dayton Superior Corporation+                2,748,600
 77,700  Eagle Hardware & Garden, Inc.+              1,796,812
 71,400  Genlyte Group, Inc.+                        1,892,100
 61,700  U.S. Home Corporation+                      2,545,125
156,000  Universal Forest Products, Inc.             2,554,500
                                                  ------------
                                                    11,537,137
                                                  ------------
    Chemicals -- 2.7%
 93,000 General Chemical Group, Inc.                 2,580,750
 72,100 The Carbide/Graphite Group, Inc.+            2,005,281
                                                  ------------
                                                     4,586,031
                                                  ------------
    Commercial Services -- 1.3%
141,000  First Aviation Services, Inc.+                722,625
 74,100  Tokheim Corporation+                        1,519,050
                                                  ------------
                                                     2,241,675
                                                  ------------
    Consumer Durables -- 0.3%
 46,310  Lifetime Hoan Corporation                     463,100
                                                  ------------
    Containers -- 1.1%
 81,400  Ivex Packaging Corporation+                 1,892,550
                                                  ------------
    Diversified Industrial -- 1.2%
155,750  Griffon Corporation+                        1,995,547
                                                  ------------
    Electronics -- 3.5%
175,200  inTEST Corporation+                         1,051,200
 59,100  Kuhlman Corporation                         2,338,144
 77,700  Microsemi Corporation+                        718,725
135,300  ORBIT/FR, Inc.+                               913,275
 86,000  Pioneer-Standard Electronics, Inc.            827,750
                                                  ------------
                                                     5,849,094
                                                  ------------
    Food and Beverages -- 1.5%
120,800  J&J Snack Foods Corporation+                2,521,700
                                                  ------------
    Health Care -- 1.8%
120,900  Sierra Health Services, Inc.+               3,045,169
                                                  ------------
    Home Furnishings -- 3.5%
239,000  Quaker Fabric Corporation+                  3,450,563
 70,100  Toro Company                                2,400,925
                                                  ------------
                                                     5,851,488
                                                  ------------
    Hotels -- 1.6%
180,900  Suburban Lodges of America,
           Inc.+                                     2,736,113
                                                  ------------
    Insurance -- 7.3%
 95,100  ARM Financial Group, Inc.                   2,104,088
110,300  ESG Re Ltd.                                 2,385,237
 23,400  Executive Risk, Inc.                        1,725,750
 90,500  IPC Holdings Ltd.                           2,743,281
 32,600  NAC Re Corporation                          1,740,025
 57,100  Stirling Cooke Brown Holdings
            Ltd.                                     1,605,938
                                                  ------------
                                                    12,304,319
                                                  ------------
    Medical and Medical Services -- 1.0%
249,500  Vision Twenty-One, Inc.+                    1,590,563
                                                  ------------
    Medical Supplies -- 3.0%
151,333  Bindley Western Industries, Inc.            4,994,000
                                                  ------------
    Metals and Metal Processing -- 5.3%
 85,300  Atchison Casting Corporation+               1,524,737
204,700  Novamerican Steel, Inc.+                    1,586,425
 80,400  Quanex Corporation                          2,437,125
277,200  Recycling Industries, Inc.+                 1,628,550
 68,800  TransTechnology Corporation                 1,767,300
                                                  ------------
                                                     8,944,137
                                                  ------------
    Oil and Gas -- 8.5%
 33,300  Cliffs Drilling Company+                    1,092,656
 69,700  Colonial Gas Company                        1,995,162
 62,950  Giant Industries, Inc.                      1,093,756
113,100  Houston Exploration Company+                2,594,231
 66,900  North Carolina Natural Gas
           Corporation                               1,697,588
 65,100  Southern Union Company+                     2,099,475
 81,300  Southwest Gas Corporation                   1,986,769
 34,800  Veritas DGC, Inc.+                          1,737,825
                                                  ------------
                                                    14,297,462
                                                  ------------
    Real Estate -- 6.8%
 43,500  Golf Trust America                          1,495,312
109,200  JP Realty, Inc.                             2,573,025
 97,300  Kilroy Realty Corporation                   2,432,500
 98,000  Prentiss Properties Trust                   2,382,625
104,200  Reckson Associates Realty
           Corporation                               2,461,725
  8,336  Reckson Service Industries, Inc.               27,613
                                                  ------------
                                                    11,372,800
                                                  ------------
    Restaurants -- 1.7%
 81,500  Landry's Seafood Restaurants,
           Inc.+                                     1,474,641
 86,000  Ruby Tuesday, Inc.                          1,333,000
                                                  ------------
                                                     2,807,641
                                                  ------------
    Retail -- 1.5%
105,000  Finlay Enterprises, Inc.+                   2,533,125
                                                  ------------
    Shoes -- 0.9%
 76,000  Maxwell Shoe, Inc.+                         1,510,500
                                                  ------------
    Telecommunications -- 3.8%
292,900  Century Communications
           Corporation, Class A+                     5,491,875
 24,000  L-3 Communications
           Holdings, Inc.+                             784,500
                                                  ------------
                                                     6,276,375
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $136,370,143)                              157,741,405
                                                  ------------

REPURCHASE AGREEMENT -- 7.7%
  (Cost  $12,940,000)
$12,940,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $12,942,085
              on 07/01/1998, collateralized
              by $13,005,000 U.S. Treasury
              Note, 3.625% maturing
              01/15/2008 (value
              $13,200,075)                        $ 12,940,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $11,832,150)       7.1%                     11,832,150
                                                  ------------
TOTAL INVESTMENTS
  (Cost $161,142,293*)   108.9%                   $182,513,555
OTHER ASSETS AND
  LIABILITIES (Net)       (8.9)                    (14,921,146)
                         -----                    ------------
NET ASSETS               100.0%                   $167,592,409
                         =====                    ============

---------

*  Aggregate cost for Federal tax purposes is $161,114,567.
** As of June 30, 1998, the market value of the securities on loan is $11,381,113. Collateral received for securities loaned of $11,832,150 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

                      See Notes to Financial Statements.

Munder Small Company Growth Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 92.7%
    Advertising -- 1.8%
240,780  HA-LO Industries, Inc.+                   $ 7,494,277
                                                  ------------
    Aerospace & Defense -- 7.3%
223,200  AAR Corporation                             6,598,350
650,500  Aeroflex, Inc.+                             6,748,937
155,700  Aviation Sales Company+                     6,169,613
264,090  Kellstrom Industries, Inc.+                 7,650,357
249,800  REMEC, Inc.+                                2,841,475
                                                  ------------
                                                    30,008,732
                                                  ------------
    Apparel & Textiles -- 2.4%
148,600  Kellwood Company                            5,312,450
117,800  St. John Knits, Inc.                        4,550,025
                                                  ------------
                                                     9,862,475
                                                  ------------
    Automobile Parts & Equipment -- 1.4%
129,600  Tower Automotive, Inc.+                     5,556,600
                                                  ------------
    Banking and Financial Services -- 7.6%
174,300  Amresco, Inc.+                              5,076,487
 73,860  Banknorth Group, Inc.                       2,732,820
149,740  Financial Federal Corporation+              4,014,904
131,100  First International Bancorp, Inc.           1,884,563
 27,850  Flagstar Bancorp, Inc.                        678,844
186,302  HUBCO, Inc.                                 6,671,940
160,050  Independent Bank Corporation                3,100,969
259,215  Litchfield Financial
           Corporation                               5,443,515
 55,400  Provident Bankshares
           Corporation                               1,634,300
                                                  ------------
                                                    31,238,342
                                                  ------------
    Broadcasting -- 1.2%
110,660  Metro Networks, Inc.+                       4,772,213
                                                  ------------
    Business Services -- 3.0%
208,170  Interim Services, Inc.+                     6,687,461
233,100  Wackenhut Corrections
           Corporation+                              5,448,713
                                                  ------------
                                                    12,136,174
                                                  ------------
    Commercial Services -- 8.8%
253,300  Comfort Systems USA, Inc.+                  5,920,887
115,200  Cort Business Services
           Corporation+                              3,628,800
217,900  F.Y.I., Inc.+                               6,210,150
137,100  NFO Worldwide, Inc.+                        2,442,094
269,350  Nichols Research Corporation+               7,356,622
268,860  Ontrack Data International, Inc.+           3,663,218
331,470  Tokheim Corporation+                        6,795,135
                                                  ------------
                                                    36,016,906
                                                  ------------
    Computer Hardware, Software
      or Services -- 10.0%
 65,000  Applied Voice Technology, Inc.+             1,495,000
211,680  Axent Technologies, Inc.+                   6,482,700
295,487  Boole & Babbage, Inc.+                      7,054,752
308,010  Deltek Systems, Inc.+                       7,546,245
182,400  Factset Research Systems, Inc.+             5,928,000
159,400  Gerber Scientific, Inc.                     3,626,350
103,380  Inter-Tel, Inc.                             1,654,080
108,590  Quadra Med Corp.+                           2,965,864
208,080  Tecnomatix Technologies Ltd.,
           ADR+                                      4,161,600
                                                  ------------
                                                    40,914,591
                                                  ------------
    Electronics -- 1.5%
320,460  Electromagnetic Sciences, Inc.+             6,088,740
                                                  ------------
    Energy and Natural Resources -- 1.2%
462,160  Newpark Resources, Inc.+                    5,141,530
                                                  ------------
    Health Care Products -- 4.8%
300,500  Alpharma, Inc.                              6,611,000
383,840  Helen of Troy Ltd.+                         8,444,480
 15,000  Medicis Pharmaceutical
           Corporation+                                547,500
211,550  Morrison Health Care, Inc.                  4,019,450
                                                  ------------
                                                    19,622,430
                                                  ------------
    Hotels -- 1.5%
218,650  CapStar Hotel Company+                      6,122,200
                                                  ------------
    Insurance -- 2.0%
100,710  CMAC Investment
           Corporation                               6,193,665
 26,000  Executive Risk, Inc.                        1,917,500
                                                  ------------
                                                     8,111,165
                                                  ------------
    Leisure -- 2.6%
484,460  Racing Champions Corporation+               5,662,126
167,130  Steiner Leisure Ltd.+                       5,055,683
                                                  ------------
                                                    10,717,809
                                                  ------------
    Medical Products -- 6.1%
220,300  ESC Medical Systems Ltd.+                   7,435,125
220,600  Hanger Orthopedic Group+                    4,494,725
225,350  Maxxim Medical, Inc.+                       6,535,150
126,300  Priority Healthcare
           Corporation+                              2,289,187
244,000  Thermo BioAnalysis
           Corporation+                              4,422,500
                                                  ------------
                                                    25,176,687
                                                  ------------
    Medical Services -- 4.5%
375,910  Assisted Living Concepts, Inc.+             6,484,447
571,450  Capital Senior Living
           Corporation+                              6,857,400
174,400  Curative Health Services, Inc.+             4,970,400
                                                  ------------
                                                    18,312,247
                                                  ------------
    Medical Supplies -- 5.7%
289,500 CONMED Corporation+                          6,658,500
280,860 Molecular Devices Corporation+               4,528,867
171,759 Serologicals Group, Inc.+                    5,539,228
415,600 Trex Medical Corporation+                    6,857,400
                                                  ------------
                                                    23,583,995
                                                  ------------
    Oil and Gas -- 5.5%
220,350  Hvide Marine, Inc.+                         2,988,497
373,650  Key Energy Group, Inc.+                     4,904,156
178,450  National-Oilwell, Inc.+                     4,784,691
244,900  Pool Energy Services Company+               3,612,275
318,300  Tuboscope Vetco International
           Corporation+                              6,286,425
                                                  ------------
                                                    22,576,044
                                                  ------------
    Printing & Publishing-- 1.4%
382,500  Schawk, Inc.                                5,737,500
                                                  ------------
    Restaurants -- 4.1%
114,900  Consolidated Products, Inc.+                2,427,263
345,700  Landry's Seafood Restaurants,
           Inc.+                                     6,255,009
128,800  Ruby Tuesday, Inc.                          1,996,400
389,150  Schlotzsky's, Inc.+                         6,226,400
                                                  ------------
                                                    16,905,072
                                                  ------------
    Retail -- 3.3%
342,850  Eagle Hardware & Garden, Inc.+              7,928,406
  8,000  Mark Bros. Jewelers, Inc.+                    156,000
163,350  The Men's Wearhouse, Inc.+                  5,390,550
                                                  ------------
                                                    13,474,956
                                                  ------------
    Shoes -- 0.8%
162,500  Maxwell Shoe Company, Inc.+                 3,229,688
                                                  ------------
    Telecommunications -- 2.4%
212,400  Gilat Satellite Networks Ltd., ADR+         7,102,125
310,000  P-COM, Inc.+                                2,838,437
                                                  ------------
                                                     9,940,562
                                                  ------------
    Tobacco -- 1.6%
329,800  800-JR CIGAR, Inc.+                         6,513,550
                                                  ------------
    Transporation -- Trucking -- 0.2%
 44,410  Heartland Express, Inc.+                      899,303
                                                  ------------
TOTAL COMMON STOCKS
  (Cost  $353,676,276)                             380,153,788
                                                  ------------
Principal
Amount                                              Value
---------                                           -----
REPURCHASE AGREEMENT -- 8.7%
  (Cost  $35,566,000)
$35,566,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $35,571,730
              on 07/01/1998, collateralized
              by $35,745,000 U.S. Treasury
              Note, 3.625% maturing
              01/15/2008 (value
              $36,281,175)                        $ 35,566,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $59,556,546)                      14.5%     59,556,546
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $448,798,822*)                   115.9%   $475,276,334
OTHER ASSETS AND
  LIABILITIES (Net)                      (15.9)    (65,117,649)
                                          ----    ------------
NET ASSETS                               100.0%   $410,158,685
                                          ====    ============

---------

* Aggregate cost for Federal tax purposes is $449,955,426.
**As of June 30, 1998, the market value of the securities on loan is $57,601,727. Collateral received for securities loaned of $59,556,546 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.

                     See Notes to Financial Statements.

Munder Value Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------



Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 97.5%
    Aerospace & Defense -- 4.0%
180,400 Howmet International, Inc.+                $ 2,706,000
 26,500 Northrop Grumman Corporation                 2,732,812
 35,700 Raytheon Company, Class  B                   2,110,763
                                                  ------------
                                                     7,549,575
                                                  ------------
    Airlines -- 3.8%
141,100  America West Holdings
           Corporation+                              4,030,169
 39,600  US Airways Group, Inc.+                     3,138,300
                                                  ------------
                                                      ,168,469
                                                  ------------
    Automobiles -- 3.0%
100,000  Chrysler Corporation                        5,637,500
                                                  ------------
    Automobile Parts & Equipment -- 3.6%
 49,600  Dura Automotive Systems, Inc.+              1,593,400
 40,500  Magna International,
           Class A, ADR                              2,779,312
 85,700  Standard Products Company                   2,410,313
                                                  ------------
                                                     6,783,025
                                                  ------------
    Banking and Financial Services -- 11.7%
 50,215  Banc One Corporation                        2,802,625
 64,050  First American Corporation                  3,082,406
 74,400  Green Tree Financial
           Corporation                               3,185,250
 27,500  Heller Financial, Inc.+                       825,000
 96,150  Hibernia Corporation, Class A               1,941,028
 55,850  Mercantile Bankshares
           Corporation                               1,944,278
101,700  Paine Webber Group, Inc.                    4,360,387
116,720  Sovereign Bancorp, Inc.                     1,907,643
 88,800  Staten Island Bancorp, Inc.                 2,020,200
                                                  ------------
                                                    22,068,817
                                                  ------------
    Broadcasting -- 2.3%
 99,450  MediaOne Group, Inc.                        4,369,584
                                                  ------------
    Building Materials -- 5.0%
138,700  Pulte Corporation                           4,143,662
 41,100  Southdown, Inc.                             2,933,513
 46,300  Texas Industries, Inc.                      2,453,900
                                                  ------------
                                                     9,531,075
                                                  ------------
    Chemicals -- 3.6%
183,400  Airgas, Inc.+                               2,636,375
124,700  Millennium Chemicals, Inc.                  4,224,212
                                                  ------------
                                                     6,860,587
                                                  ------------
    Commercial Services -- 1.0%
 89,300  Cendant Corporation+                        1,864,138
                                                  ------------
    Computer Hardware, Software or
      Services -- 3.1%
 66,400  Hewlett-Packard Company                     3,975,700
 78,300  Seagate Technologies, Inc.+                 1,864,519
                                                  ------------
                                                     5,840,219
                                                  ------------
    Containers -- 1.6%
 68,350  Owens-Illinois, Inc.+                       3,058,663
                                                  ------------
    Electric Utilities -- 1.5%
 33,700  CMS Energy Corporation                      1,482,800
 29,200  New Century Energies, Inc.                  1,326,775
                                                  ------------
                                                     2,809,575
                                                  ------------
    Electronics -- 8.6%
118,700  Analog Devices, Inc.+                       2,915,569
 52,300  Intel Corporation                           3,876,737
107,400  Micron Technology, Inc.+                    2,664,863
 67,600  Texas Instruments, Inc.                     3,941,925
 85,400  Xilinx, Inc.+                               2,903,600
                                                  ------------
                                                    16,302,694
                                                  ------------
    Home Furnishings and Housewares -- 4.5%
141,150  Furniture Brands
           International, Inc.+                      3,961,022
 92,350  Maytag Corporation                          4,559,781
                                                  ------------
                                                     8,520,803
                                                  ------------
    Insurance -- 6.9%
 70,050  Ace Ltd.                                    2,731,950
 19,400  Allstate Corporation                        1,776,313
 63,000  Nationwide Financial
           Services, Inc.                            3,213,000
146,100  Reliance Group Holdings, Inc.               2,556,750
 62,050  Torchmark Corporation                       2,838,787
                                                  ------------
                                                    13,116,800
                                                  ------------
    Machinery & Heavy Equipment -- 0.9%
 44,555  EVI Weatherford, Inc.+                      1,654,104
                                                  ------------
    Medical Services -- 2.5%
132,000  Trigon Healthcare, Inc.+                    4,776,750
                                                  ------------
    Oil and Gas -- 6.4%
 62,400  Burlington Resources, Inc.                  2,687,100
 81,100  McDermott International, Inc.               2,792,881
265,700  Santa Fe Energy Resources, Inc.             2,856,275
 57,100  Triton Energy Ltd.+                         2,037,756
 53,950  USX-Marathon Group                          1,851,160
                                                  ------------
                                                    12,225,172
                                                  ------------
    Real Estate -- 4.5%
116,199  Patriot American Hospitality, Inc.          2,781,514
101,450  Public Storage, Inc.                        2,840,600
 60,250  Starwood Lodging Trust                      2,910,828
                                                  ------------
                                                     8,532,942
                                                  ------------
    Restaurants -- 1.9%
150,150  Wendy's International, Inc.                 3,528,525
                                                  ------------
    Retail -- 4.5%
118,300  American Stores Company                     2,861,381
389,200  Food Lion, Inc.                             3,916,325
 73,750  Pier 1 Imports, Inc.                        1,760,781
                                                  ------------
                                                     8,538,487
                                                  ------------
    Telecommunications -- 5.5%
 77,300  Harris Corporation                          3,454,344
 88,900  ICG Communications, Inc.+                   3,250,406
 60,500  MCI Communications
           Corporation                               3,516,563
  2,716  US West, Inc.+                                127,651
                                                  ------------
                                                    10,348,964
                                                  ------------
    Tires & Rubber -- 1.5%
 43,100  Goodyear Tire & Rubber
           Company                                   2,777,256
                                                  ------------
    Transportation -- 3.8%
 29,900  Burlington Northern Santa Fe
           Corporation                               2,935,806
101,000  CNF Transportation, Inc.                    4,292,500
                                                  ------------
                                                     7,228,306
                                                  ------------
    Utilities -- 1.8%
 47,600  Edison International                        1,407,175
 66,800  Illinova Corporation                        2,004,000
                                                  ------------
                                                     3,411,175
                                                  ------------
TOTAL COMMON STOCKS
  (Cost  $159,402,559)                             184,503,205
                                                  ------------

Principal
Amount
------

REPURCHASE AGREEMENT -- 4.5%
  (Cost  $8,556,000)
$8,556,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $8,557,378
              on 07/01/1998, collateralized
              by $8,315,000 U.S. Treasury
              Note, 6.625% maturing
              03/31/2002 (value
              $8,730,750)                            8,556,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $37,965,617)                      20.1%     37,965,617
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $205,924,176*)                   122.1%    231,024,822
OTHER ASSETS AND
  LIABILITIES (Net)                      (22.1)%   (41,784,211)
                                          ----    ------------
NET ASSETS                               100.0%   $189,240,611
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $205,977,296.
** As of June 30, 1998, the market value of the securities on loan is $37,038,255. Collateral received for securities loaned includes $680,850 in U.S. government securities and the remaining $37,284,767 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

                      See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                              Value
------                                              -----
 COMMON STOCKS -- 77.1%
    Argentina -- 4.0%
   32,000 Banco Frances del Rio de La
            Plata, SA, ADR                           $ 734,000
   39,000 Telefonica de Argentina, ADR               1,162,687
                                                  ------------
                                                     1,896,687
                                                  ------------
    Brazil -- 11.2%
   15,000 Centrais Eletricas
            Brasileiras SA, ADR                        220,485
22,900,000  Centrais Eletrobras SA                     673,209
    1,500 Centrais Geradoras do Sul
            do Brasil SA+                               10,688
22,900,001  Centrais Geradoras do Sul
            do Brasil SA+                               31,284
   19,200 Companhia Brasileira de
            Distribuicao Grupo Pao de
            Acucar, ADR                                434,400
   23,741 Companhia Energetica de
            Minas Gerais, ADR                          738,990
1,000,000 Light Services de
            Eletricidade SA                            306,947
   36,800 Petroleo Brasileiro SA, ADR                  684,112
2,937,500 Saneamento Basico do Estado                  353,044
   13,300 Telecomunicacoes do Rio
            de Janeiro SA                            1,452,194
   14,000 Uniao De Bancos
            Brasileiros S.A.
            (Unibanco)                                 413,000
                                                  ------------
                                                     5,318,353
                                                  ------------
    Chile -- 2.9%
   17,300 Compania Cervecerias
            Unidas SA, ADR                             365,463
   19,100 Compania
            Telecomunicaciones de
            Chile SA, ADR                              387,969
   17,000 Enersis SA, ADR                              415,437
    6,300 Quimica Minera Chile
            SA, ADR                                    211,050
                                                  ------------
                                                     1,379,919
                                                  ------------
    China\Hong Kong -- 11.8%
2,400,000 China Resources Beijing                      774,393
  300,000 China Telecom (Hong Kong)                    520,779
2,114,000 Guangzhou Pharmaceutical                     272,845
  300,000 Huangshan Tourism
            Development Company                        116,100
   18,000 Hyundai Heavy Industries                     380,189
  830,000 Ng Fung Hong Ltd.                            573,116
  622,000 Qingling Motors Company                      172,599
  410,000 Shanghai Dazhong Taxi
            Company                                    223,860
  100,000 Shanghai Industrial
            Holdings Ltd.                              235,545
  570,000 Shanghai Zhenhua Port
            Machinery Co., Ltd.                        212,040
  350,000 Shenzhen Fangda Co. Ltd.                     258,389
5,600,000 Tingyi Holding Corporation                   343,314
5,200,000 Yanzhou Coal Mining
            Company Ltd.                               993,289
3,000,000 Zhejiang Expressway
            Company Ltd.                               503,356
                                                  ------------
                                                     5,579,814
                                                  ------------
    Czech Republic -- 0.2%
    5,460 Ceske Radiokomunikace, GDR+                  116,981
                                                  ------------
    Egypt -- 2.1%
    6,246 Egypt International
            Pharmaceuticals                            399,158
   28,000 Industrial and
            Engineering Enterprises                    455,552
    8,000 Torah Portland Cement
            Company                                    137,779
                                                  ------------
                                                       992,489
                                                  ------------
    Ghana -- 1.3%
  728,229 Ghana Commercial Bank                        533,232
   85,018 Social Security Bank                          95,296
                                                  ------------
                                                       628,528
                                                  ------------
    Greece -- 5.4%
   20,000 Intracom S.A.                                678,139
    3,910 Minoan Lines                                  96,875
   13,980 National Bank of Greece                    1,793,499
                                                  ------------
                                                     2,568,513
                                                  ------------
    India -- 2.3%
   25,400 BSES Ltd., GDR                               256,540
    3,500 EIH Ltd., GDR                                 18,638
   14,500 Gujarat Ambuja Cements
            Ltd., GDR                                   68,512
   22,200 Hindalco Industries Ltd., ADR                310,800
   31,000 Mahanagar Telephone
            Nigam, GDR+                                324,725
    9,900 State Bank of India, GDR                     117,315
    1,800 Videsh Sanchar Nigam
            Ltd., ADR+                                  19,260
                                                  ------------
                                                     1,115,790
                                                  ------------
    Indonesia -- 0.4%
  850,000 PT Hanjaya Mandala
            Sampoerna                                  117,491
  355,800 PT Indah Kiat Pulp &
            Paper Corporation                           68,610
                                                  ------------
                                                       186,101
                                                  ------------
    Jordan -- 0.5%
   80,200 Jordan Cement Factories                      233,494
                                                  ------------
    Kenya -- 0.9%
  365,388 Kenya Commercial Bank                        429,796
                                                  ------------
    Malaysia -- 0.2%
   64,000 Berjaya Sports Toto
            Berhad                                      94,838
                                                  ------------
    Mexico -- 7.0%
  100,000 ALFA, SA de CV                               408,436
  166,300 Corporacion Geo, SA de CV,
            Series B+                                  929,081
   58,000 Desc SA de CV                                288,531
   12,000 Fomento Economico
            Mexicano SA de CV, ADR+                    378,000
  272,000 Grupo Elektra SA                             284,547
   13,200 Grupo Industrial Maseca SA, ADR              146,850
   34,900 Grupo Modelo SA de CV                        296,352
   24,100 Grupo Televisa SA+                           450,593
   12,000 TV Azteca SA de CV ADR                       129,750
                                                  ------------
                                                     3,312,140
                                                  ------------
    Peru -- 1.8%
        1 Cementos Norte Pacasmayo SA                        2
   58,256 Credicorp Ltd, ADR                           855,635
       63 Ferreyros SA, ADR                              1,693
                                                  ------------
                                                       857,330
                                                  ------------
    Romania -- 0.6%
   23,165 Banca Turco Romana, GDR+                     275,663
                                                  ------------
    Russia -- 3.4%
   72,050 Irkutskenergo, ADR                           353,045
   11,000 Lukoil Holdings, ADR                         369,600
   40,050 Rostelecom, ADR                              535,669
  120,000 Trade House GUM, ADR                         342,000
                                                  ------------
                                                     1,600,314
                                                  ------------
    Senegal -- 0.9%
   11,782 Sonatel Communications
            Corporation+                               419,011
                                                  ------------
    Slovakia -- 0.1%
    2,000 Slovnaft AS, GDR                              39,278
                                                  ------------
    South Africa -- 6.9%
1,000,000 Afribrand Holdings Ltd.                      337,268
   75,000 Ellerine Holdings Ltd.                       411,046
   27,500 Liberty Life Association
            of Africa Ltd.                             536,088
  765,000 Millennium Entertainment
            Group Africa                               812,732
  128,309 Real Africa Durolink
            Holdings Ltd.+                             238,010
  145,360 Real Africa Holdings Ltd.                    504,961
  550,000 Woolworths Holdings Ltd.                     408,094
                                                  ------------
                                                     3,248,199
                                                  ------------
    South Korea -- 0.9%
   60,000 L.G. Chemical Ltd., GDR                      342,000
    2,610 Pohang Iron & Steel
            Company Ltd.                                73,757
        1 Sungmi Telecom
            Electronics Company                             16
                                                  ------------
                                                       415,773
                                                  ------------
    Taiwan -- 1.6%
   43,300 Fubon Insurance Company
            Ltd.+                                      767,925
                                                  ------------
    Thailand -- 1.4%
    7,000 Banpu Public Company Ltd.                     11,446
  159,500 Electricity Generating
            Authority                                  247,565
   34,200 PTT Exploration & Production
            Public Company Ltd.                        259,337
   25,000 Siam Cement Public
            Company Ltd.                               120,853
    5,400 The Pizza Public Company Ltd.                 15,739
                                                  ------------
                                                       654,940
                                                  ------------
    Turkey -- 7.7%
8,400,000 Aksigorta AS                                 544,123
2,530,000 Carsi Buyuk Magazacilik AS                   251,765
2,726,000 Efes Sinai Yatirim
            Holdings AS                                552,775
   87,675 Haci Omer Sabanci Holding
            SA, ADR                                  1,365,538
6,930,000 Vestel Elektronik Sanayi
            ve Ticaret AS                              923,827
                                                  ------------
                                                     3,638,028
                                                  ------------
    Venezuela -- 1.3%
   21,200 Compania Anonima Nacional
            Telefonos de Venezuela, ADR                530,000
   28,100 Mavesa SA, ADR                                89,569
                                                  ------------
                                                       619,569
                                                  ------------
    Zimbabwe -- 0.3%
  170,000 NMBZ Holdings, ADR                           131,750
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $46,765,799)                                36,521,223
                                                  ------------
INVESTMENT COMPANY SECURITIES -- 4.4%
    India -- 2.9%
<
   67,000 Bombay Fund Ltd.+                            452,585
   85,000 Is Himalayan Fund                            669,800
    8,900 The India Magnum Fund NV+                    249,200
                                                  ------------
                                                     1,371,585
                                                  ------------
    Russia -- 0.3%
   17,670 Fleming Russia Securities
            Fund+                                      147,103
                                                  ------------
    South Africa -- 1.1%
  400,000 Hosken Consolidated
            Investments Ltd.                           538,954
                                                  ------------
    South Korea -- 0.1%
   10,000 First Korea Smaller
            Companies Fund+                             25,000
    7,000 New Korea Trust                               29,785
                                                  ------------
                                                        54,785
                                                  ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $3,748,818)                                  2,112,427
                                                  ------------
PREFERRED STOCKS -- 1.9%
    Brazil -- 1.9%
6,696,359 Telecomunicacoes do Rio
            de Janeiro SA                              503,725
6,696,358 Telerj Celular SA+                           398,290
                                                  ------------
                                                       902,015
                                                  ------------
TOTAL PREFERRED STOCKS
  (Cost $932,610)                                      902,015
                                                  ------------
WARRANTS -- 0.0%#
    China -- 0.0%#
   51,200 Peking Apparel
            International Group Ltd.,
            expire 03/31/99+                             1,097
                                                  ------------
    Indonesia -- 0.0%#
   13,120 PT Indah Kiat Pulp &
            Paper Corporation expire
            07/11/02+                                    1,549
                                                  ------------
TOTAL WARRANTS
  (Cost $0)                                              2,646
                                                  ------------
Principal
Amount                                              Value
---------                                           -----

REPURCHASE AGREEMENT -- 14.1%
  (Cost $6,657,000)
$6,657,000  Agreement with State
              Street Bank and Trust
              Company, 5.800% dated
              06/30/1998, to be
              repurchased at $6,658,073
              on 07/01/1998,
              collateralized by
              $6,480,000 U.S. Treasury
              Bond, 7.125% maturing
              02/29/2000 (value
              $6,792,457)                          $ 6,657,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $9,878,515)                       20.8%      9,878,515
                                                  ------------
TOTAL INVESTMENTS
  (Cost $67,982,742*)                    118.3%     56,073,826
OTHER ASSETS AND
  LIABILITIES (Net)                      (18.3)     (8,675,517)
                                          ----     ------------
NET ASSETS                               100.0%   $ 47,398,309
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $67,982,742.
** As of June 30, 1998, the market value of the securities on loan is $9,696,328. Collateral received for securities loaned includes $1,410,640 in U.S. government securities and the remaining $8,467,875 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

                      See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, June 30, 1998
                                 (Continued)
-----------------------------------------------------------------------------

At June 30, 1998 sector diversification of the Munder
Framlington Emerging Markets Fund was as follows:

                                        % of
                                      Net Assets               Value
                                      ----------               -----
COMMON STOCKS:
Banking & Financial
  Services.................             11.9%                $5,617,196
Telecommunications.........             11.3                  5,352,311
Utilities..................              7.6                  3,607,235
Diversified Industrial.....              5.9                  2,803,011
Food & Beverage............              5.3                  2,509,591
Insurance..................              3.9                  1,848,136
Retail.....................              3.6                  1,720,807
Metals & Mining............              3.2                  1,528,277
Building & Building
  Materials................              3.1                  1,489,722
Oil & Gas..................              2.9                  1,352,327
Electronics................              2.0                    923,826
Entertainment..............              1.9                    907,570
Transportation.............              1.7                    824,091
Real Estate................              1.6                    774,393
Telecommunications
  Equipment................              1.4                    678,139
Drugs & Health Care........              1.4                    672,003
Broadcasting & Advertising.              1.2                    580,343
Food Distribution..........              1.2                    573,116
Other Utilities............              1.0                    455,551
Household Appliances &
  Home Furnishings.........              0.9                    411,046
Machinery & Heavy
  Equipment................              0.8%                 $ 380,189
Chemicals..................              0.7                    342,000
Steel......................              0.7                    332,146
Automobiles................              0.4                    172,599
Tobacco....................              0.3                    117,491
Communication Services.....              0.3                    116,980
Miscellaneous..............              0.9                    431,127
                                       ----                  ----------
TOTAL COMMON STOCKS........             77.1                 36,521,223
TOTAL PREFERRED
  STOCKS ..................              1.9                    902,015
REPURCHASE
  AGREEMENTS ..............             14.1                  6,657,000
INVESTMENT COMPANY
  SECURITIES ..............              4.4                  2,112,427
WARRANTS ..................              0.0#                     2,646
OTHER INVESTMENTS .........             20.8                  9,878,515
                                       ----                  ----------
TOTAL INVESTMENTS .........            118.3                 56,073,826
OTHER ASSETS AND
  LIABILITIES (Net) .......            (18.3)                (8,675,517)
                                       ----                  ----------
NET ASSETS ................            100.0%              $ 47,398,309
                                       ====                  ==========

---------
# Amount represents less than 0.1% of net assets.

Munder Framlington Healthcare Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                    Value
------                                                    -----

COMMON STOCKS -- DOMESTIC -- 82.9%
    Biotechnology -- 21.2%
 4,500   Agouron Pharmaceuticals, Inc.+              $ 136,406
12,500   Alexion Pharmaceuticals, Inc.+                125,000
35,000   Ariad Pharmaceuticals, Inc.+                  124,688
13,000   ArQule, Inc.+                                 168,187
 4,000   Biogen, Inc.+                                 196,000
13,125   Cell Genesys, Inc.+                           112,383
 5,000   Centocor, Inc.+                               181,250
16,700   CombiChem, Inc.+                              115,856
14,000   Corixa Corporation+                            96,250
 6,000   Coulter Pharmaceutical, Inc.+                 182,250
 2,275   CuraGen Corporation                            14,219
 9,500   Gene Logic+                                    66,500
13,000   Genzyme Transgenics Corporation+              100,750
 5,000   Gilead Sciences, Inc.+                        160,312
 8,000   Guilford Pharmaceuticals, Inc.+               141,000
12,000   ICOS Corporation+                             229,500
 3,500   Immunex Corporation+                          231,875
 5,000   Incyte Pharmacuticals, Inc.+                  170,625
25,000   La Jolla Pharmaceutical Company+               87,500
12,000   Medarex, Inc.+                                 79,500
15,000   Millennium Pharmaceuticals, Inc.+             211,875
 8,000   Neurex Corporation+                           243,000
16,000   NPS Pharmaceuticals, Inc.+                    114,000
 1,500   ONYX Pharmaceuticals, Inc.+                     9,188
15,000   OSI Pharmaceuticals, Inc.+                     84,375
 8,000   Pharmacopeia, Inc.+                           114,000
 9,000   Pharmacyclics, Inc.+                          213,750
 4,000   Protein Design Laboratories, Inc.+             96,375
10,000   Synaptic Pharmaceutical
           Corporation+                                140,000
19,000   Texas Biotechnology Corporation+               86,688
 8,000   TranskaryoticTherapies, Inc.+                 206,000
 7,000   Trimeris, Inc.+                                51,625
 6,000   Vertex Pharmaceuticals, Inc.+                 135,000
12,000   Vical, Inc.+                                  203,250
 5,000   ViroPharma, Inc.+                             116,250
12,000   Virus Research Institute, Inc.+                46,500
                                                  ------------
                                                     4,791,927
                                                  ------------
    Contract Sales & Research
      Organizations -- 4.9%
 8,000 BioReliance Corporation+                        120,500
 7,000 Boron, Lepore & Associates, Inc.+               266,000
 7,000 PAREXEL International
           Corporation+                                254,625
10,000   Pharmaceutical Product
           Development, Inc.+                          220,000
 5,000   Quintiles TransNational
           Corporation+                                245,937
                                                  ------------
                                                     1,107,062
                                                  ------------
    Distribution & Marketing Services -- 4.7%
 8,000  Advance Paradiam, Inc.+                        294,000
 5,000  Henry Schein, Inc.+                            230,625
 4,000  NCS Healthcare, Inc., Class A+                 114,000
 6,000  Omnicare, Inc.                                 228,750
14,000  PSS World Medical, Inc.+                       204,750
                                                  ------------
                                                     1,072,125
                                                  ------------
    Drugs -- 11.6%
12,000   Ascent Pediatrics, Inc.+                       18,000
20,000   Collagenex Pharmaceuticals, Inc.+             172,500
 8,000   Connetics Corporation+                         30,500
   175   Crescendo Pharmaceuticals
           Corporation+                                  2,220
10,000   GelTex Pharmaceuticals, Inc.+                 186,250
 6,000   Jones Medical Industries, Inc.                198,750
13,000   Martek Biosciences
           Corporation+                                189,313
 6,000   Medicis Pharmaceutical
           Corporation+                                219,000
 4,500   Medimmune, Inc.+                              280,687
 7,000   PathoGenesis Corporation+                     203,000
 2,500   Pfizer, Inc.                                  271,719
 7,000   SangStat Medical Corporation+                 219,625
 5,000   Sepracor, Inc.+                               207,500
 7,000   Serologicals Corporation+                     225,750
 6,000   US Bioscience, Inc.+                           49,125
 7,000   Zonagen, Inc.+                                153,563
                                                  ------------
                                                     2,627,502
                                                  ------------
    Drug Delivery -- 3.2%
13,000   Emisphere Technologies, Inc.+                 156,813
 8,000   Inhale Therapeutic Systems+                   198,000
16,000   Nastech Pharmaceuticals
           Company, Inc.+                              130,000
12,500   Penederm, Inc.+                               250,000
                                                  ------------
                                                       734,813
                                                  ------------
    Hospital/Medical Services -- 3.6%
 8,000   Amsurg Corporation Class A+                    61,000
15,000   Amsurg Corporation Class B+                   105,000
 5,000   Carematrix Corporation+                       134,688
10,000   Centennial HealthCare Corporation+            181,250
 4,500   Genesis Health  Ventures, Inc.+               112,500
 8,000   Quorum Health Group, Inc.+                    212,000
                                                  ------------
                                                       806,438
                                                  ------------
    Managed Healthcare -- 11.4%
15,000   American Oncology Resources, Inc.+            183,281
 7,000   Concentra Managed Care, Inc.+                 182,000
 7,000   Curative Health Services, Inc.+               199,500
13,000   Hanger Orthopedic Group+                      264,875
 7,000   Humana, Inc.+                                 218,312
 8,000   IMPATH, Inc.+                                 194,500
 7,000   Pediatric Services of
           America, Inc.+                              108,500
12,000   PhyCor, Inc.+                                 198,750
15,000   Physician Reliance Network, Inc.+             171,563
12,000   PMR Corporation+                              120,750
 8,000   Prime Medical Services, Inc.+                  75,000
 5,000   Renal Care Group, Inc.+                       220,312
25,000   Renex Corporation+                            146,875
12,000   Res-Care, Inc.+                               221,250
 9,750   Specialty Care Network, Inc.+                  65,813
                                                  ------------
                                                     2,571,281
                                                  ------------
    Medical Devices -- 16.3%
 6,000   Arterial Vascular
           Engineering, Inc.+                          214,500
 5,000   Bionx Implants, Inc.+                          75,937
 5,000   CardioGenesis Corporation+                     26,563
 4,000   Conceptus, Inc.+                                5,750
12,000   CryoLife, Inc.+                               189,000
15,000   Cyberonics, Inc.+                             159,375
12,000   Digene Corporation+                           117,000
18,000   Endocardial Solutions, Inc.+                  189,000
 9,000   EndoSonics Corporation                         54,000
18,000   Horizon Medical Products, Inc.+               169,875
50,000   InControl, Inc.+                              131,250
40,000   LifeCell Corporation+                         245,000
13,000   Lifecore Biomedical, Inc.                     216,125
20,000   LJL Biosystems, Inc.+                          97,500
10,000   Molecular Devices Corporation+                161,250
 8,000   Novoste Corporation+                          176,500
 6,000   Perclose, Inc.+                               169,500
 5,000   ResMed, Inc.+                                 227,812
 8,000   Rochester Medical Corporation+                116,000
12,000   SeaMED Corporation+                           213,000
 7,700   SteriGenics International, Inc.+              200,200
 8,000   Theragenics Corporation+                      208,500
10,400   Trex Medical Corporation+                     171,600
 7,000   Wesley Jessen VisionCare, Inc.+               161,875
                                                  ------------
                                                     3,697,112
                                                  ------------
    Medical Information Systems -- 6.0%
10,000   Daou Systems, Inc.+                           228,750
 4,500   Envoy Corporation+                            213,187
 8,000   HBO & Company                                 282,000
10,000   Medirisk, Inc.+                               202,500
 5,000   National Data Corporation                     218,750
 5,000   Superior Consultant Holdings
           Corporation+                                215,625
                                                  ------------
                                                     1,360,812
                                                  ------------
TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $18,535,004)                                18,769,072
                                                  ------------
COMMON STOCKS -- FOREIGN -- 11.9%
    Biotechnology -- 5.3%
   700   Cambridge Antibody Technology
           Group Plc                                     2,864
30,000   Celltech Group PLC+                           153,779
 2,689   Cerep                                         148,111
 3,700   Genset, ADR+                                  108,688
 8,650   Karo Bio AB+                                  134,478
30,400   KS Biomedix Holdings+                         144,663
 2,500   NeuroSearch A/S                               193,609
10,200   Oxford Asymmetry
           International Plc+                           76,299
22,500   Oxford GlycoSciences+                          81,147
40,000   Peptide Therapeutics Group+                   152,277
                                                  ------------
                                                     1,195,915
                                                  ------------
    Drugs -- 2.1%
64,000   AMRAD Corporation Ltd.                         77,470
 6,000   BioChem Pharma, Inc                           159,000
   150   CliniChem Development, Inc.+                      862
 3,000   Sankyo Company Ltd.                            68,562
25,000   Shire Pharmaceuticals Group
           PLC+                                        176,153
                                                  ------------
                                                       482,047
                                                  ------------
    Medical Devices -- 4.5%
15,000   Axis Biochemicals ASA                         111,553
13,828   Biocompatibles International Plc               27,245
10,000   Biora AB                                      131,645
50,000   Chemunex SA+                                  136,461
10,000   ContextVision AB                              165,699
44,224   Gyrus Group PLC+                              118,145
 5,000   Kawasumi Laboratories                          87,510
 6,000   Ortivus AB                                     94,032
 2,400   QIAGEN N.V. ADR+                              151,200
                                                  ------------
                                                     1,023,490
                                                  ------------
TOTAL COMMON STOCKS -- FOREIGN
  (Cost $2,531,928)                                  2,701,452
                                                  ------------
WARRANTS -- FOREIGN -- 0.0%#
    Medical Devices -- 0.0%#
 3,828   Biocompatibles International
           Plc , expire 4/30/99+                       $ 1,342
                                                  ------------
TOTAL WARRANTS -- FOREIGN
  (Cost $2,653)                                          1,342
                                                  ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 7.7%
  (Cost $1,735,000)
$1,735,000  Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $1,735,280
              on 07/01/1998, collateralized
              by $1,475,000 U.S. Treasury
              Note, 7.500% maturing
              11/15/2016 (value $1,775,071)          1,735,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $5,870,467)                       25.9%      5,870,467
                                                  ------------
TOTAL INVESTMENTS
  (Cost $28,675,052*)                    128.4%     29,077,333
OTHER ASSETS AND
  LIABILITIES (Net)                      (28.4)     (6,429,921)
                                          ----    ------------
NET ASSETS                               100.0%   $ 22,647,412
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $ 28,675,052.
** As of June 30, 1998, the market value of the securities on loan is $5,612,825. Collateral received for securities loaned of $5,870,467 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.01% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt

                      See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------



Shares                                              Value
------                                              -----

 COMMON STOCKS -- 95.7%
    Australia -- 1.2%
312,000  Goodman Fielder Ltd.                        $ 455,134
 45,000  St. George Bank Ltd.                          291,628
 34,800  WMC Ltd.                                      104,986
                                                  ------------
                                                       851,748
                                                  ------------
    Belgium -- 1.0%
  2,600  Barco Industries                              727,077
                                                  ------------
    Brazil -- 0.6%
 11,600  Centrais Eletricas
           Brasileiras SA, ADR                         174,522
  1,160  Centrais Geradoras do Sul
           do Brasil SA, ADR+                            8,410
  2,100  Telecomunicacoes
           Brasileiras SA, ADR                         229,294
                                                  ------------
                                                      412,226
                                                  ------------
    China\Hong Kong -- 2.4%
240,000  Cheung Kong
           Infrastructure Holdings                     453,794
500,000  China Resources Beijing                       161,332
 80,000  Hutchison Whampoa Ltd.                        422,302
1,902,000  RNA Holdings Ltd.                           144,835
1,800,000  Yanzhou Coal Mining
           Company Ltd..                               343,831
700,000  Zhehuang Expressway
           Company, Ltd.                               117,450
                                                  ------------
                                                     1,643,544
                                                  ------------
    Denmark -- 0.9%
  4,400  Novo Nordisk AS, Series B                     607,206
                                                  ------------
    Finland -- 4.3%
<
 39,000  Cultor Oyj                                    626,157
 12,000  Nokia Ab Oy                                   883,407
 41,000  Raision Tehtaat Oy                            740,552
 15,400  Sampo Insurance Company Ltd.                  730,517
                                                  ------------
                                                     2,980,633
                                                  ------------
    France -- 9.0%
  9,000  AXA Company                                 1,012,290
  9,200  Banque Nationale Paris                        751,741
  4,200  Canal Plus                                    785,021
  5,600  Elf Aquitaine SA                              787,337
 19,000  Lagardere Group                               791,025
 13,700  Rhone Poulenc                                 772,731
  9,000  SGS-Thomson
           Microelectronics NV+                        637,891
  9,600  Societe BIC SA                                682,799
                                                  ------------
                                                     6,220,835
                                                  ------------
    Germany -- 5.1%
  3,200  Adidas AG                                     558,042
    600  Bayerische Motoren Werke (BMW)                607,170
    180  Bayerische Motoren Werke (BMW)                177,659
 10,400  Bayerische Vereinsbank AG                     882,309
 12,500  Mannesmann AG                               1,285,730
                                                  ------------
                                                     3,510,910
                                                  ------------
    Italy -- 4.9%
335,000  Bco Di Roma                                   697,622
155,000  Credito Italiano SpA                          811,749
120,000  ENI                                           786,830
 33,410  SAES Getters SpA                              306,411
110,000  Telecom Italia Mobile SpA                     810,103
                                                  ------------
                                                     3,412,715
                                                  ------------
    Japan -- 18.3%
 12,000  Andor Company Ltd.                             37,318
 20,000  ANRITSU Corporation                           180,806
 21,000  Arrk Corporation                              288,566
 20,000  Chodai Company Ltd.                            66,536
 15,000  Consec Corporation                             45,021
 27,800  Credit Saison Company Ltd.                    552,904
    100  DDI Corporation                               349,316
 27,000  FCC Company Ltd.                              234,324
 36,000  Fuji Bank                                     161,163
 13,000  Fuji Machine MFG Company Ltd.                 345,990
 10,000  Futaba Corporation                            400,665
 36,000  Hankyu Department Store                       187,980
  7,000  Himiko Company, Ltd.                           50,626
 22,000  Kawasumi Laboratories                         385,044
  4,500  Keyence Corporation                           491,430
 27,900  Kitagawa Industries
           Company Ltd.                                225,993
 20,000  Kokuyo Company                                339,915
 33,000  Laox Company                                  204,057
  3,000  Lasertec Corporation                           61,835
  9,000  Meitec Corporation                            312,432
 48,000  Minebea Company Ltd.                          479,410
 76,000  Mitsubishi Heavy Industries                   288,016
 19,000  Namco                                         445,216
     30  Net One Systems Company Ltd.                   74,203
  8,900  Nichiei Company Ltd.                          607,623
 54,000  Nikko Securities Company Ltd.                 224,561
 57,000  NTN Corporation                               179,735
  9,000  Promise Company Ltd.                          371,664
 12,000  Pulstec Industrial
           Company, Ltd.                               172,706
 57,000  Ricoh Company Ltd.                            602,278
  6,400  Riso Kagaku                                   379,084
  7,000  Rohm Company                                  721,415
 17,000  Sankyo Company, Ltd.                          388,515
 28,000  Sanyo Denki                                   113,806
  6,000  Secom                                         347,581
 38,000  Sumitomo Bank Ltd.                            371,013
 32,000  Sumitomo Electric Industries                  324,698
 41,000  Sumitomo Trust & Banking                      183,843
 16,000  The Bank of
           Tokyo-Mitsubishi, Ltd.                      169,986
 16,000  Tostem Corporation                            208,057
 43,000  Ube-Nitto Kasei Company Ltd.                  129,059
 19,000  World Company, Ltd.                           452,086
 71,000  Yamato Kogyo Company, Ltd.                    523,758
                                                  ------------
                                                    12,680,234
                                                  ------------
    Netherlands -- 4.9%
 30,000  ABN AMRO Holdings                             702,497
  3,000  Akzo Nobel                                    667,372
 14,000  ING Groep                                     917,378
 13,000  Philips Electronics NV                      1,093,592
                                                  ------------
                                                     3,380,839
                                                  ------------
    New Zealand -- 0.3%
 82,125  Telecom Corporation of
           Netherlands                                 176,063
                                                  ------------
    Portugal -- 2.3%
 27,548  Banco Comercial
           Portugues, SA (BCP)                         782,715
  4,500  Telecel-Comunicacaoes
           Pessoais, SA                                799,567
                                                  ------------
                                                     1,582,282
                                                  ------------
    Russia -- 0.1%
 25,000  Trade House GUM, ADR                           71,250
                                                  ------------
    Slovakia -- 0.1%
  2,000  Slovnaft AS, GDR                               39,278
                                                  ------------
    Spain -- 4.5%
 33,000  Banco Santander SA                            844,636
 32,000  Corporacion Bancaria de
           Espana SA                                   717,835
 33,000  Cortefiel SA                                  720,900
 18,218  Telefonica de Espana SA                       842,293
                                                  ------------
                                                     3,125,664
                                                  ------------
    Sweden -- 4.5%
  4,000  Autoliv, Inc.                                 126,500
 18,000  Autoliv, Inc., ADR                            575,476
 30,000  Ericsson (L.M.) Telephone
           Company, Class B                            876,379
105,000  Nordbanken Holding AB                         770,123
 41,000  Orvitus                                       642,553
 24,000  Pricer AB                                     141,123
                                                  ------------
                                                     3,132,154
                                                  ------------
    Switzerland -- 8.4%
  1,751  Adecco SA                                     790,916
  1,200  Clariant AG                                   791,653
    210  Disetronic Holding AG                         477,052
    650  Novartis AG                                 1,083,405
    100  Roche Holdings AG                             983,623
  2,500  UBS AG+                                       931,123
  1,250  Zurich
           Versicherungs-Gesellschaft                  799,049
                                                  ------------
                                                     5,856,821
                                                  ------------
    United Kingdom -- 22.9%
148,000  BBA Group Plc                               1,116,962
 45,000  British Airways Plc                           487,260
 41,922  CGU Plc                                       782,568
120,000  Compass Group Plc                           1,380,508
 60,000  Granada Group Plc                           1,104,006
 53,000  Laporte Plc                                   632,733
105,000  Lloyds TSB Group Plc                        1,470,045
 58,900  Pearson Plc                                 1,079,832
160,000  Rentokil Initial                            1,151,425
 63,000  Royal & Sun Alliance
           Insurance Group Plc                         651,659
 15,600  Scottish Radio Holdings Plc                   142,609
 80,000  Sema Group                                    941,711
 80,000  Senior Engineering Group Plc                  263,145
118,000  Shell Transporation &
           Trading Plc                                 831,444
115,000  Smithkline Beecham                          1,404,593
105,000  Vodafone Group Plc                          1,333,297
 95,000  Williams Plc                                  610,693
 12,000  Zeneca Group Plc                              515,336
                                                  ------------
                                                    15,899,826
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $60,732,397)                                66,311,305
                                                  ------------
INVESTMENT COMPANY SECURITY -- 0.1%
  (Cost $133,380)
    Russia -- 0.1%
  5,130  Fleming Russia Securities
           Fund+                                        42,707
                                                  ------------
PREFERRED STOCKS -- 3.6%
    Germany -- 3.6%
 12,000  Fresenius Medical Care AG                     555,602
    300  Porsche AG                                    865,009
  1,600  SAP AG                                      1,086,806
                                                  ------------
                                                     2,507,417
                                                  ------------
TOTAL PREFERRED STOCKS
  (Cost $1,540,106)                                  2,507,417
                                                  ------------

Principal
Amount                                               Value
---------                                            -----

REPURCHASE AGREEMENT -- 0.1%
  (Cost $106,000)
$106,000  Agreement with State
            Street Bank and Trust
            Company, 5.800% dated
            06/30/1998, to be
            repurchased at $106,017
             on 07/01/1998,
            collaterized by $90,000
            U.S. Treasury Note, 7.50%
            maturing 11/15/2016
            (value $108,309)                         $ 106,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $6,520,234)                        9.4%      6,520,234
                                                  ------------
TOTAL INVESTMENTS
  (Cost $69,032,117*)                    108.9%     75,487,663
OTHER ASSETS AND
  LIABILITIES (Net)                       (8.9)     (6,185,548)
                                          ----     ------------
NET ASSETS                               100.0%   $ 69,302,115
                                          ====    ============

---------
* Aggregate cost for Federal tax purposes is $ 69,138,053.
**As of June 30, 1998, the market value of the securities on loan is $6,245,502. Collateral received for securities loaned includes $1,125,350 in U.S. government securities and the remaining $5,394,884 invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.

ABBREVIATIONS:
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

                      See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

                                      % of
                                    Net Assets            Value
                                    ----------            -----
COMMON STOCKS:
Banking & Financial
  Services.................             18.4%          $12,751,371
Telecommunications.........              9.1             6,299,719
Drugs & Health Care........              7.3             5,071,215
Insurance..................              5.7             3,976,083
Electric & Electrical
  Equipment................              5.1             3,531,473
Electronics................              4.9             3,399,615
Food & Beverage............              4.6             3,202,351
Chemicals..................              4.3             2,993,548
Oil & Gas..................              3.5             2,444,888
Machinery..................              3.5             2,410,113
Apparel & Textiles.........              2.5             1,743,553
Automotive.................              2.5             1,721,130
Diversified Industrial.....              2.4             1,664,862
Entertainment..............              2.2             1,549,221
Pharmeceuticals & Medical
  Supplies.................              2.1             1,416,112
Household Appliances &
  Home Furnishings.........              2.0             1,411,456
Industrial Machinery.......              1.9             1,285,730
Building & Building
  Materials................              1.8             1,269,474
Computers..................              1.8             1,265,589
Business Services..........              1.7             1,205,033
Printing & Publishing......              1.6%          $ 1,079,832
Retail.....................              1.4               980,130
Broadcasting & Advertising.              1.3               927,630
Transportation.............              0.9               604,710
Manufacturing..............              0.7               514,558
Metals and Mining..........              0.7               448,817
Conglomerates..............              0.6               422,303
Forest Paper & Products....              0.5               339,915
Utilities..................              0.3               174,522
Miscellaneous..............              0.4               206,352
                                       ----             ----------
TOTAL COMMON STOCKS........             95.7            66,311,305
TOTAL PREFERRED
  STOCKS ..................              3.6             2,507,417
REPURCHASE
  AGREEMENT ...............              0.1               106,000
INVESTMENT COMPANY
  SECURITY ................              0.1                42,707
OTHER INVESTMENTS .........              9.4             6,520,234
                                       ----             ----------
TOTAL INVESTMENTS .........            108.9            75,487,663
OTHER ASSETS AND
  LIABILITIES (Net) .......             (8.9)           (6,185,548)
                                       ----             ----------
NET ASSETS ................            100.0%         $ 69,302,115
                                       ====             ==========



                      See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    ------------    ------------    -----------     -----------
ASSETS:
Investments, at value
  See accompanying
   schedules:
    Securities  ..............   $137,452,530    $ 94,380,925    $294,881,140    $268,010,590    $54,228,983     $37,835,818
    Repurchase Agreements  ...     22,891,000       6,707,000      11,454,000       4,482,000      1,193,000       1,509,000
                                 ------------    ------------    ------------    ------------    -----------     -----------
Total Investments  ...........    160,343,530     101,087,925     306,335,140     272,492,590     55,421,983      39,344,818
Cash  ........................            351             473              27          46,683            833             321
Interest receivable  .........          3,688         466,749          47,274             722            192             243
Dividends receivable  ........         78,614          23,838         490,071         931,838          3,518          12,249
Receivable for investment
  securities sold  ...........      2,697,244         360,952          --              40,876         35,624         158,047
Receivable for Fund shares
  sold  ......................        920,703         283,518       2,119,780         238,335        574,749           3,192
Receivable from investment
  advisor  ...................         --              --              --              --             10,758          --
Unamortized organization
  costs  .....................         --              --               1,217          --             --              26,684
Prepaid expenses and other
  assets  ....................         16,710           9,805          16,888          14,639          8,845           6,541
                                 ------------    ------------    ------------    ------------    -----------     -----------
      Total Assets  ..........    164,060,840     102,233,260     309,010,397     273,765,683     56,056,502      39,552,095
                                 ------------    ------------    ------------    ------------    -----------     -----------
LIABILITIES:
Unrealized depreciation of
  forward foreign exchange
  contracts  .................         --              --              --                 366         --              --
Variation margin  ............         36,125          --              --              --             --              --
Payable for Fund shares
  redeemed  ..................      8,212,602         976,709       2,456,616         203,114        104,246          53,667
Payable for investment
  securities purchased  ......         --              --              --              20,555        503,897         311,313
Payable upon return of
  securities loaned  .........         --          20,597,198      42,018,892      56,005,468      2,747,600       7,700,823
Investment advisory fee
  payable  ...................         96,746          42,780         161,782         132,110         41,754          19,298
Administration fee payable  ..         14,078           7,162          23,460          19,169          4,533           2,852
Shareholder servicing fees
  payable  ...................          6,918           6,127          44,641          21,927            558             274
Distribution fees payable  ...         16,920             781           3,902           3,593         20,616             546
Transfer agent fee payable  ..          6,805           1,955           5,763           5,162         --               1,031
Custodian fees payable  ......          3,634           8,826          12,703          23,036          8,167           3,845
Accrued Trustees'/Directors'
  fees and expenses  .........          1,115             615           1,838           1,635            466             241
Accrued expenses and other
  payables  ..................         37,384          23,113          38,168          36,853          9,526           5,006
      Total Liabilities  .....      8,432,327      21,665,266      44,767,765      56,472,988      3,441,363       8,098,896
                                 ------------    ------------    ------------    ------------    -----------     -----------
NET ASSETS  ..................   $155,628,513    $ 80,567,994    $264,242,632    $217,292,695    $52,615,139     $31,453,199
                                 ============    ============    ============    ============    ===========     ===========
Investments, at cost  ........   $118,569,285    $ 85,635,776    $252,485,104    $226,348,160    $55,739,845     $37,129,765
                                 ============    ============    ============    ============    ===========     ===========

See Notes to Financial Statements.


    ----------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
    Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
    ------------   -----------   ------------    ------------   ------------   ------------   -----------     -----------

    $773,633,168   $92,337,903    $169,573,555   $439,710,334   $222,468,822   $49,416,826    $27,342,333    $75,381,663
      50,334,000     2,265,000      12,940,000     35,566,000      8,556,000     6,657,000      1,735,000        106,000
    ------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
     823,967,168    94,602,903     182,513,555    475,276,334    231,024,822    56,073,826     29,077,333     75,487,663
             126           901           1,823            137         15,431       572,727          1,855         87,528
           8,109           365           2,085          5,730          1,378         1,073            280             17
         409,287       722,426         187,317         18,950        177,776       332,449          1,324        147,264
          --         2,477,262         624,703      5,858,282         --           569,325         --             62,002
       3,899,403        96,012         398,223        733,265        241,105       333,282        108,175        161,910
          --            --              --             --             --            11,607         14,343          3,060
          --            18,384          --             --             26,144         4,928          4,220         20,971
          34,477        17,591           9,919         20,431          9,303         8,938          8,964          9,431
    ------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
     828,318,570    97,935,844     183,737,625    481,913,129    231,495,959    57,908,155     29,216,494     75,979,846
    ------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------

          --            --              --             --             --            --                  4            408
          --            --              --             --             --            --             --             --
       5,733,144        50,339       2,222,943      9,169,166      4,087,560        56,315         36,723         38,005
          --           445,374       1,884,300      2,576,569         --           485,863        621,963         30,497
      64,669,752        --          11,832,150     59,556,546     37,965,617     9,878,515      5,870,467      6,520,234
         456,078        57,953         103,131        251,942        115,355        50,884         17,955         57,062
          66,474         8,585          15,042         36,546         17,029         2,080            917          2,723
          55,609           422          17,022         32,010          3,005         6,404             35            446
          99,636         7,679           5,421         20,302          4,390           639         10,197            812
          12,356         1,397           1,425          8,563            771         1,780          1,102          1,804
          41,717         6,622          10,731         25,991         11,131        10,644          6,546         12,264
           6,303           795           1,393          3,464          1,547           400            170            542
         220,655        31,871          51,658         73,345         48,943        16,322          3,003         12,934
    ------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
      71,361,724       611,037      16,145,216     71,754,444     42,255,348    10,509,846      6,569,082      6,677,731
    ------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
    $756,956,846   $97,324,807    $167,592,409   $410,158,685   $189,240,611   $47,398,309    $22,647,412    $69,302,115
    ============   ===========    ============   ============   ============   ===========    ===========    ===========
    $577,834,218   $87,075,105    $161,142,293   $448,798,822   $205,924,176   $67,982,742    $28,675,052    $69,032,117
    ============   ===========    ============   ============   ============   ===========    ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    -----------     ------------    ------------    -----------     -----------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  .............   $     --        $    --         $    136,706    $     41,238    $    --         $    --
Accumulated net realized
  gain/(loss) on investments
  sold, forward foreign
  exchange contracts, futures
  contracts and currency
  transactions  ..............      6,047,205      1,558,866       28,427,157         822,932        862,849      (3,158,058)
Net unrealized
  appreciation/(depreciation)
  of investments, futures
  contracts, foreign currency
  and net other assets  ......     41,742,198     15,452,149       53,850,036      46,141,644       (317,862)      2,215,053
Par value  ...................         12,783          5,976           16,899          14,426         31,059          29,158
Paid-in capital in excess of
  par value  .................    107,826,327     63,551,003      181,811,834     170,272,455     52,039,093      32,367,046
                                 ------------    -----------     ------------    ------------    -----------     -----------
                                 $155,628,513    $80,567,994     $264,242,632    $217,292,695    $52,615,139     $31,453,199
                                 ============    ===========     ============    ============    ===========     ===========
NET ASSETS:
Class A Shares  ..............   $ 14,110,355    $   843,512     $  9,544,868    $  6,263,843    $10,820,818     $   170,065
                                 ============    ===========     ============    ============    ===========     ===========
Class B Shares  ..............   $  1,197,417    $   646,508     $  1,694,223    $  1,121,306    $15,965,092     $   499,133
                                 ============    ===========     ============    ============    ===========     ===========
Class C Shares  ..............   $    110,123    $   114,822     $  1,776,203    $  1,910,945    $ 7,441,289     $    98,178
                                 ============    ===========     ============    ============    ===========     ===========
Class K Shares  ..............   $ 67,694,743    $31,747,823     $216,387,090    $105,915,743    $ 3,050,443     $ 1,296,577
                                 ============    ===========     ============    ============    ===========     ===========
Class Y Shares  ..............   $ 72,515,875    $47,215,329     $ 34,840,248    $102,080,858    $15,337,497     $29,389,246
                                 ============    ===========     ============    ============    ===========     ===========
SHARES OUTSTANDING:
Class A Shares  ..............      1,154,776         62,585          611,082         416,735        636,575          15,849
                                 ============    ===========     ============    ============    ===========     ===========
Class B Shares  ..............        103,424         48,121          108,831          75,586        948,462          47,449
                                 ============    ===========     ============    ============    ===========     ===========
Class C Shares  ..............          9,379          8,536          114,243         127,809        441,795           9,350
Class K Shares  ..............      5,603,077      2,353,212       13,837,396       7,047,124        179,475         121,015
Class Y Shares  ..............      5,912,736      3,503,834        2,227,712       6,758,850        899,571       2,722,139
                                 ============    ===========     ============    ============    ===========     ===========
CLASS A SHARES:
Net asset value and
  redemption price per share     $      12.22    $     13.48     $      15.62    $      15.03    $     17.00     $     10.73
                                 ============    ===========     ============    ============    ===========     ===========
Maximum sales charge  ........           5.50%          5.50%            5.50%           5.50%          5.50%           5.50%
                                 ============    ===========     ============    ============    ===========     ===========
Maximum offering price per
  share  .....................   $      12.93    $     14.26     $      16.53    $      15.90    $     17.99     $     11.35
                                 ============    ===========     ============    ============    ===========     ===========
CLASS B SHARES:
Net asset value and offering
  price per share*  ..........   $      11.58    $     13.44     $      15.57    $      14.83    $     16.83     $     10.52
                                 ============    ===========     ============    ============    ===========     ===========
CLASS C SHARES:
Net asset value and offering
  price per share*  ..........   $      11.74    $     13.45     $      15.55    $      14.95    $     16.84     $     10.50
                                 ============    ===========     ============    ============    ===========     ===========
CLASS K SHARES:
Net asset value, offering
  price and redemption price
  per share  .................   $      12.08    $     13.49     $      15.64    $      15.03    $     17.00     $     10.71
                                 ============    ===========     ============    ============    ===========     ===========
CLASS Y SHARES:
Net asset value, offering
  price and redemption price
  per share  .................   $      12.26    $     13.48     $      15.64    $      15.10    $     17.05     $     10.80
                                 ============    ===========     ============    ============    ===========     ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.


    ----------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
    Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
    ------------   -----------    ------------   ------------   ------------   ------------   -----------    -------------

    $     --       $   138,196    $    126,140   $     --       $     14,983   $   (127,776)  $    (2,990)   $   (45,004)

      39,939,734     2,733,362       2,996,573     23,483,406     12,134,803     (6,321,583)      152,648       (363,987)

     246,132,950     7,527,798      21,371,262     26,477,512     25,100,638    (11,912,664)      402,291      6,455,891
         353,532        65,096         117,608         20,434        116,612         52,719        19,263         58,032
     470,530,630    86,860,355     142,980,826    360,177,333    151,873,575     65,707,613    22,076,200     63,197,183
    ------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------
    $756,956,846   $97,324,807    $167,592,409   $410,158,685   $189,240,611   $ 47,398,309   $22,647,412    $69,302,115
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $ 32,311,247   $ 4,098,947    $  6,473,525   $ 20,909,016   $  5,763,302   $    632,396   $ 4,984,406    $ 1,600,972
    ============   ===========    ============   ============   ============   ============   ===========    ===========
    $102,699,777   $ 6,956,180    $  3,237,102   $ 14,013,004   $  2,308,743   $    511,306   $ 8,664,011    $   590,815
    ============   ===========    ============   ============   ============   ============   ===========    ===========
    $ 14,411,244   $ 1,513,474    $  1,931,696   $  6,319,174   $  1,179,335   $    131,920   $ 3,377,936    $   196,279
    ============   ===========    ============   ============   ============   ============   ===========    ===========
    $275,378,271   $ 2,144,771    $ 84,699,115   $159,836,647   $ 14,754,252   $ 31,790,335   $   163,179    $ 2,270,983
    ============   ===========    ============   ============   ============   ============   ===========    ===========
    $332,156,307   $82,611,435    $ 71,250,971   $209,080,844   $165,234,979   $ 14,332,352   $ 5,457,880    $64,643,066
    ============   ===========    ============   ============   ============   ============   ===========    ===========

       1,505,545       274,411         454,645      1,047,347        356,067         70,348       421,715        134,290
    ============   ===========    ============   ============   ============   ============   ===========    ===========
       4,962,318       465,864         228,123        731,439        143,289         57,126       740,897         49,938
    ============   ===========    ============   ============   ============   ============   ===========    ===========
         695,330       101,061         136,214        324,735         73,287         14,729       288,849         16,554
    ============   ===========    ============   ============   ============   ============   ===========    ===========
      12,857,426       143,541       5,943,364      8,008,767        910,418      3,536,889        13,823        190,487
    ============   ===========    ============   ============   ============   ============   ===========    ===========
      15,332,572     5,524,754       4,998,460     10,322,143     10,178,167      1,592,849       461,022      5,411,914
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $      21.46   $     14.94    $      14.24   $      19.96   $      16.19   $       8.99   $     11.82    $     11.92
    ============   ===========    ============   ============   ============   ============   ===========    ===========
            5.50%         5.50%           5.50%          5.50%          5.50%          5.50%         5.50%          5.50%
    ============   ===========    ============   ============   ============   ============   ===========    ===========
    $      22.71   $     15.81    $      15.07   $      21.12   $      17.13   $       9.51   $     12.51    $     12.61
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $      20.70   $     14.93    $      14.19   $      19.16   $      16.11   $       8.95   $     11.69    $     11.83
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $      20.73   $     14.98    $      14.18   $      19.46   $      16.09   $       8.96   $     11.69    $     11.86
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $      21.42   $     14.94    $      14.25   $      19.96   $      16.21   $       8.99   $     11.80    $     11.92
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $      21.66   $     14.95    $      14.25   $      20.26   $      16.23   $       9.00   $     11.84    $     11.94
    ============   ===========    ============   ============   ============   ============   ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Year Ended June 30, 1998
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    -----------     -----------     -----------     ----------      -----------
INVESTMENT INCOME:
Interest  ....................   $  1,651,833    $ 2,560,806     $ 1,033,585     $   174,708     $  111,478      $   122,840
Dividends (a)  ...............      1,043,310        331,025       6,505,691       4,748,590         58,776          160,724
                                 ------------    -----------     -----------     -----------     ----------      -----------
      Total investment
        income  ..............      2,695,143      2,891,831       7,539,276       4,923,298        170,254          283,564
                                 ------------    -----------     -----------     -----------     ----------      -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
  Class A Shares  ............         28,721          1,274          14,520          15,618         14,218              304
  Class B Shares  ............          6,266          3,890          10,447          11,221         81,387            4,143
  Class C Shares  ............          1,715            880           7,781          23,594         42,988            1,018
Shareholder servicing fees:
  Class K Shares  ............        191,096         60,426         536,623         274,391          4,515            3,180
Investment advisory fee  .....      1,451,332        524,133       1,900,685       1,628,425        304,989          280,117
Administration fee  ..........        211,021         87,730         275,781         236,457         32,971           41,204
Transfer agent fee  ..........         46,425         20,332          59,606          53,237          5,853            8,996
Custodian fees  ..............         42,667         35,795          54,753         190,761         29,740           18,071
Legal and audit fees  ........         16,397          6,675          19,993          16,850          2,700            3,685
Trustees'/Directors' fees and
  expenses  ..................          7,798          3,120           9,620           8,556          1,021            1,436
Amortization of organization
  costs  .....................         --              3,472           1,821          --              --              12,748
Registration and filing fees           40,806         33,447             734          24,004         74,182           36,942
Other  .......................         18,388         29,194          69,990          --             14,458            7,167
                                 ------------    -----------     -----------     -----------     ----------      -----------
      Total Expenses  ........      2,062,632        810,368       2,962,354       2,483,114        609,022          419,011
Fees waived and/or expenses
  reimbursed by investment
  advisor  ...................         --             --              --              --            (75,264)          --
                                 ------------    -----------     -----------     -----------     ----------      -----------
      Net Expenses  ..........      2,062,632        810,368       2,962,354       2,483,114        533,758          419,011
NET INVESTMENT
  INCOME/(LOSS)  .............        632,511      2,081,463       4,576,922       2,440,184       (363,504)        (135,447)
                                 ------------    -----------     -----------     -----------     ----------      -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions  .....     40,912,735      5,703,535      47,077,678      12,322,142      2,381,269       (1,798,495)
  Forward foreign exchange
    contracts  ...............         --             --              --              57,170          --              --
  Futures contracts  .........        768,121         --              --              --              --              --
  Foreign currency
transactions  ................         --             --              --             (24,248)         --              --
Net change in unrealized
  appreciation/
  (depreciation) of:
  Securities  ................    (11,619,358)     4,433,170         306,124      (6,537,712)      (836,028)       2,273,336
  Forward foreign exchange
    contracts  ...............         --             --              --                (366)         --              --
  Futures contracts  .........        (32,047)        --              --              --              --              --
  Foreign currency and net
    other assets  ............         --             --              --             (36,758)         --              --
                                 ------------    -----------     -----------     -----------     ----------      -----------
Net realized and unrealized
  gain/(loss) on investments       30,029,451     10,136,705      47,383,802       5,780,228      1,545,241          474,841
                                 ------------    -----------     -----------     -----------     ----------      -----------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS  ................   $ 30,661,962    $12,218,168     $51,960,724     $ 8,220,412     $1,181,737      $   339,394
                                 ============    ===========     ===========     ===========     ==========      ===========

----------------
(a) Net of foreign withholding taxes of $4,878, $170, $17,771, $524,286, $547, $8,373, $59,769, $303, $102,442 for Munder Accelerating Growth
    Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder International Equity Fund, Munder Mid-Cap Growth Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

See Notes to Financial Statements.


    ----------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
    Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      -------------

    $  2,239,887   $   240,705    $   682,023    $  1,944,850   $   567,273    $    380,207   $  49,485      $  159,797
       5,749,193     4,259,723      1,825,490         600,695     2,093,032         872,177      10,294         785,443
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------
       7,989,080     4,500,428      2,507,513       2,545,545     2,660,305       1,252,384      59,779         945,240
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

          55,691         6,769         10,714          59,251        10,919           1,804       7,066           3,287
         942,437        63,758         15,054         107,506        15,819           4,169      42,842           2,170
         112,333        10,810          9,109          51,322         8,593             448      20,953           1,303

         653,866         4,803        185,810         408,472        28,712          72,455         354           4,898
       6,169,411       612,857      1,028,013       3,045,349     1,066,142         554,427     143,897         516,840
         718,057        90,009        148,876         441,430       156,491          23,218      12,564          26,065
         112,434        18,399         29,217          90,718        29,402          41,703      39,008          42,783
         128,255        22,998         38,395          95,006        37,729         118,440      29,417         120,297
          52,618         7,195         11,366          32,467        12,006           4,398       1,010           7,288
          24,872         3,066          4,960          15,386         5,249           1,568         495           1,852
          49,319        14,634         --              --            12,490           1,403       1,202           5,967
          57,419        41,469         82,420          59,600        56,968          83,303      72,252          79,089
         213,913        46,071         55,054          82,218        47,279           9,810       9,881          14,204
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------
       9,290,625       942,838      1,618,988       4,488,725     1,487,799         917,146     380,941         826,043

      (1,214,795)       --             --              --            --            (110,473)   (112,541)       (105,456)
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------
       8,075,830       942,838      1,618,988       4,488,725     1,487,799         806,673     268,400         720,587
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

         (86,750)    3,557,590        888,525      (1,943,180)    1,172,506         445,711    (208,621)        224,653
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

      57,519,549     3,087,322      8,250,295      85,835,208    16,249,019      (5,353,851)    265,847        (130,226)
          --            --             --              --            --            (256,636)     (4,811)       (206,619)
          --            --             --             437,814        --              --           --              --
          --            --             --              --            --            (180,697)       (462)       (120,453)

      88,892,683    (1,828,364)    14,588,947     (38,336,774)   13,817,760     (12,921,833)    100,039       3,758,640
          --            --             --              --            --              (6,325)         (4)            920
          --            --             --              --            --              --           --              --
          --            --             --              --                (8)            (68)         17          (1,071)
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

     146,412,232     1,258,958     22,839,242      47,936,248    30,066,771     (18,719,410)    360,626       3,301,191
    ------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

    $146,325,482   $ 4,816,548    $23,727,767    $ 45,993,068   $31,239,277    $(18,273,699)  $ 152,005      $3,525,844
    ============   ===========    ===========    ============   ===========    ============   =========      ==========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    ------------    ------------    -----------     -----------

Net investment income/(loss)     $    632,511    $  2,081,463    $  4,576,922    $  2,440,184    $  (363,504)    $  (135,447)
Net realized gain/(loss) on
  investments sold  ..........     41,680,856       5,703,535      47,077,678      12,355,064      2,381,269      (1,798,495)
Net change in unrealized
  appreciation/
  (depreciation) of
  investments  ...............    (11,651,405)      4,433,170         306,124      (6,574,836)      (836,028)      2,273,336
                                 ------------    ------------    ------------    ------------    -----------     -----------
Net increase/(decrease) in
  net assets resulting from
  operations  ................     30,661,962      12,218,168      51,960,724       8,220,412      1,181,737         339,394
Dividends to shareholders
  from net investment income:
    Class A Shares  ..........        (37,839)        (12,304)       (105,754)        (81,341)        --              --
    Class B Shares  ..........         --              (7,042)        (10,894)         (7,796)        --              --
    Class C Shares  ..........         --              (1,440)         (8,114)        (14,540)        --              --
    Class K Shares  ..........       (174,388)       (640,005)     (3,798,603)     (1,386,400)        --              --
    Class Y Shares  ..........       (400,939)     (1,397,675)       (639,004)     (1,473,592)        --              (2,147)
Distributions to shareholders
  from net realized gains:
    Class A Shares  ..........     (1,509,306)        (34,027)       (709,636)       (421,143)      (200,426)           (363)
    Class B Shares  ..........       (102,109)        (27,885)       (130,526)        (73,900)      (284,509)         (1,977)
    Class C Shares  ..........        (53,814)         (7,200)        (71,978)       (146,699)      (166,726)           (358)
    Class K Shares  ..........    (23,723,055)     (2,572,553)    (33,747,169)     (7,243,743)       (55,740)         (5,084)
    Class Y Shares  ..........    (28,991,871)     (4,287,718)     (4,561,542)     (6,435,614)      (388,128)       (159,389)
Distributions to shareholders
  in excess of realized gains:
    Class A Shares  ..........         --              --              --              --             --              (1,739)
    Class B Shares  ..........         --              --              --              --             --              (9,457)
    Class C Shares  ..........         --              --              --              --             --              (1,712)
    Class K Shares  ..........         --              --              --              --             --             (24,324)
    Class Y Shares  ..........         --              --              --              --             --            (762,616)
Net increase/(decrease) in
  net assets from Fund share
  transactions:
    Class A Shares  ..........      5,501,397         440,063       5,491,229        (176,367)    10,885,938         102,936
    Class B Shares  ..........        577,084         432,175       1,022,079          21,870     15,922,896         425,792
    Class C Shares  ..........       (142,089)         39,185       1,002,578        (393,285)     7,605,168         (20,022)
    Class K Shares  ..........     (5,346,188)     25,358,644      (2,599,559)    (24,045,346)     2,744,686         146,421
    Class Y Shares  ..........    (69,450,336)    (26,488,592)      3,990,672      (2,594,187)    12,155,073       6,576,194
                                 ------------    ------------    ------------    ------------    -----------     -----------
Net increase/(decrease) in
  net assets  ................    (93,191,491)      3,011,794      17,084,503     (36,251,671)    49,399,969       6,601,549
NET ASSETS:
Beginning of period  .........    248,820,004      77,556,200     247,158,129     253,544,366      3,215,170      24,851,650
                                 ------------    ------------    ------------    ------------    -----------     -----------
End of period  ...............   $155,628,513    $ 80,567,994    $264,242,632    $217,292,695    $52,615,139     $31,453,199
                                 ============    ============    ============    ============    ===========     ===========
Undistributed net investment
  income/(loss)  .............   $     --        $    --         $    136,706    $     41,238    $    --  $      $    --
                                 ============    ============    ============    ============    ===========     ===========

See Notes to Financial Statements.


    --------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
    Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
    ------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------

    $    (86,750)  $ 3,557,590    $    888,525   $ (1,943,180)  $  1,172,506   $    445,711   $  (208,621)   $   224,653

      57,519,549     3,087,322       8,250,295     86,273,022     16,249,019     (5,791,184)      260,574       (457,298)

      88,892,683    (1,828,364)     14,588,947    (38,336,774)    13,817,752    (12,928,226)      100,052      3,758,489
    ------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------

     146,325,482     4,816,548      23,727,767     45,993,068     31,239,277    (18,273,699)      152,005      3,525,844

         (12,065)     (108,959)        (26,178)        --            (36,542)        (2,697)       --             (2,066)
          --          (212,532)         --             --               (743)           (61)       --             --
          --           (36,424)         --             --               (382)            (4)       --             --
        (162,310)      (76,887)       (330,560)        --            (64,557)      (133,371)       --             (2,557)
        (367,945)   (2,999,226)       (414,148)        --         (1,079,848)       (92,010)       --           (122,744)

        (911,264)      (20,080)        (98,858)    (2,406,705)      (155,490)        (2,952)       --             (2,543)
      (4,381,717)      (57,106)        (46,471)    (1,802,093)      (102,547)        (1,902)       --               (423)
        (510,812)       (9,143)        (31,704)      (739,949)       (52,647)          (125)       --               (155)
     (12,258,369)      (17,626)     (3,173,416)   (29,901,527)      (709,652)      (141,436)       --             (3,147)
     (13,781,279)     (626,049)     (2,414,775)   (37,145,834)    (8,345,671)       (69,616)       --           (100,609)

          --            --              --             --             --            (11,999)       --             (1,338)
          --            --              --             --             --             (7,730)       --               (222)
          --            --              --             --             --               (510)       --                (81)
          --            --              --             --             --           (574,853)       --             (1,657)
          --            --              --             --             --           (282,947)       --            (52,964)

      11,650,530     2,724,813       4,300,790      1,838,033      2,771,389        330,315     4,350,716        420,739
       2,131,348     2,284,249       2,782,374      9,490,901      1,157,493        584,974     7,733,693        442,098
       3,287,255     1,003,579       1,717,806      4,338,208        543,586        133,643     3,228,224         83,236
      (7,678,546)      617,619      23,335,289     19,006,863      5,094,370     40,278,768        37,061        936,727
     109,458,384    33,785,992      47,491,052     76,298,503     67,989,812     15,732,843     3,049,654     37,971,159
    ------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------
     232,788,692    41,068,768      96,818,968     84,969,468     98,247,848     37,464,631    18,551,353     43,089,297

     524,168,154    56,256,039      70,773,441    325,189,217     90,992,763      9,933,678     4,096,059     26,212,818
    ------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------
    $756,956,846   $97,324,807    $167,592,409   $410,158,685   $189,240,611   $ 47,398,309   $22,647,412    $69,302,115
    ============   ===========    ============   ============   ============   ============   ===========    ===========

    $     --       $   138,196    $    126,140   $     --       $     14,983   $   (127,776)  $    (2,990)   $   (45,004)
    ============   ===========    ============   ============   ============   ============   ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -----------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund(a)         Fund
                                 ------------    -----------     -----------     -----------     --------        ---------

Net investment income/(loss)     $   (444,787)   $ 1,731,687     $ 5,067,420     $ 2,471,250     $ (4,883)       $ (92,185)
                                 ------------    -----------     -----------     -----------     --------        ---------
Net realized gain/(loss) on
  investments sold  ..........     25,529,024      4,253,299      27,808,188       6,149,347      (59,387)        (224,362)
Net change in unrealized
  appreciation/
  (depreciation) of
  investments  ...............    (15,381,711)     3,076,915      22,254,173      31,230,328      518,166          372,632
                                 ------------    -----------     -----------     -----------     --------        ---------
Net increase in net assets
  resulting from operations ..      9,702,526      9,061,901      55,129,781      39,850,925      453,896           56,085
Dividends to shareholders from
  net investment income:
  Class A Shares  ............         --             (8,318)        (52,808)        (78,899)        --              --
  Class B Shares  ............         --             (2,044)         (6,488)         (4,180)        --              --
  Class C Shares  ............         --               (697)         (4,089)         (9,762)        --              --
  Class K Shares  ............         --           (101,038)     (4,357,460)     (1,698,687)        --              --
  Class Y Shares  ............         --         (1,551,696)       (605,671)     (1,711,723)        --              --
Distributions to shareholders
  in excess of net investment
  income:
  Class A Shares  ............         --             --              --              --             --              --
  Class B Shares  ............         --             --              --              --             --              --
  Class C Shares  ............         --             --              --              --             --              --
  Class K Shares  ............         --             --              --              --             --              --
  Class Y Shares  ............         --             --              --              --             --              --

----------------
(a) The Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced operations on December 31, 1996.

See Notes to Financial Statements.


    ----------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Market         Healthcare     Growth
    Fund           Fund           Fund(a)        Fund           Fund           Fund(b)        Fund(b)        Fund(b)
    ------------   -----------    ----------     -----------    -----------    ----------     --------       -------------

    $    802,123   $ 1,386,760    $  254,012     $(1,286,136)   $   497,561    $   26,325     $ (9,612)      $   89,292
      31,693,197       524,593       502,604      46,948,801      5,806,480       207,419      (66,987)          15,908

      75,394,082     7,273,750     6,782,315       6,246,976     10.966,351     1,015,562      302,239        2,697,402
    ------------   -----------    ----------     -----------    -----------    ----------     --------       ----------

     107,899,402     9,185,103     7,538,931      51,909,641     17,270,392     1,249,306      225,640        2,802,602

          --           (26,568)       (3,816)         --             (6,002)       (1,011)        --              --
          --           (89,023)         (712)         --             --              (240)        --              --
          --            (6,949)         (478)         --             --                (9)        --              --
        (154,709)      (15,055)     (165,622)         --            (24,802)       (6,926)        --              --
        (342,031)   (1,309,637)      (65,985)         --           (494,602)      (11,088)        --              --

          --              (267)        --             --             --             --            --              --
          --            (1,176)        --             --             --             --            --              --
          --               (78)        --             --             --             --            --              --
          --              (148)        --             --             --             --            --              --
          --           (13,330)        --             --             --             --            --              --

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund(a)         Fund
                                 ------------    -----------     ------------    ------------    ----------      -----------
Distributions to shareholders
  from net realized gains:
  Class A Shares  ............       (522,917)       (20,784)        (134,569)       (546,957)        --             (24,793)
  Class B Shares  ............        (31,285)        (5,581)         (18,909)       (107,481)        --              (6,562)
  Class C Shares  ............        (20,795)        (1,603)          (5,330)       (185,029)        --             (10,643)
  Class K Shares  ............     (9,185,520)      (239,099)     (12,866,517)    (12,841,026)        --             (59,979)
  Class Y Shares  ............    (16,254,335)    (3,044,683)      (1,632,776)    (10,403,715)        --          (2,549,785)
Distributions to shareholders
  from capital:
  Class A Shares  ............         --             --               --              --             --              --
  Class B Shares  ............         --             --               --              --             --              --
  Class C Shares  ............         --             --               --              --             --              --
  Class K Shares  ............         --             --               --              --             --              --
  Class Y Shares  ............         --             --               --              --             --              --
Net increase/(decrease) in
  net assets from Fund share
  transactions:
  Class A Shares  ............        103,837        (15,751)       2,249,127       1,586,450       162,834         (123,545)
  Class B Shares  ............        247,942        113,805          350,066         128,920       393,839           56,661
  Class C Shares  ............        178,689         68,515          609,503         537,498       104,830           67,620
  Class K Shares  ............    (16,295,182)     4,613,702      (11,139,950)     13,005,712       163,478          731,577
  Class Y Shares  ............    (24,267,204)     8,881,206        5,304,744      13,224,781     1,936,293        4,537,791
                                 ------------    -----------     ------------    ------------    ----------      -----------
Net increase/(decrease) in
  net assets  ................    (56,344,244)    17,747,835       32,818,654      40,746,827     3,215,170        2,674,427
NET ASSETS:
Beginning of period  .........    305,164,248     59,808,365      214,339,475     212,797,539         --          22,177,223
                                 ------------    -----------     ------------    ------------    ----------      -----------
End of period  ...............   $248,820,004    $77,556,200     $247,158,129    $253,544,366    $3,215,170      $24,851,650
                                 ============    ===========     ============    ============    ==========      ===========
Undistributed net investment
  income  ....................   $     --        $    14,675     $    131,333    $    565,929    $   --          $   --
                                 ============    ===========     ============    ============    ==========      ===========

----------------
(a) The Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced on December 31, 1996.

See Notes to Financial Statements.

    ------------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Market         Healthcare     Growth
    Fund           Fund           Fund(a)        Fund           Fund           Fund(b)        Fund(b)        Fund(b)
    ------------   -----------    ------------   ------------   ----------     -----------    ----------     -------------
        (546,542)       --             --            (851,894)      (79,699)        --             --             --
      (3,444,755)       --             --            (148,603)      (12,823)        --             --             --
        (336,270)       --             --             (76,100)      (40,972)        --             --             --
      (8,634,692)       --             --         (16,790,412)     (105,852)        --             --             --
      (6,586,379)       --             --         (16,925,786)   (4,083,005)        --             --             --

          --            (1,392)        --              --            --             --             --             --
          --            (6,126)        --              --            --             --             --             --
          --              (408)        --              --            --             --             --             --
          --              (772)        --              --            --             --             --             --
          --           (69,426)        --              --            --             --             --             --

       4,430,458     1,049,132      1,040,188       5,574,247       908,590       463,104        642,857         978,276
       3,919,132     2,331,806        341,448       4,212,334       754,012       126,009      1,020,404         118,950
       2,174,706       507,369        181,247       1,705,453        91,401        20,318        162,935          58,068
      57,472,777     1,405,136     45,442,173      33,713,592     6,095,828     4,031,349        105,000       1,000,059
      15,585,646    22,213,807     16,466,067      37,806,434    33,396,573     4,062,866      1,939,223      21,254,863
    ------------   -----------    -----------    ------------   -----------    ----------     ----------     -----------
     171,426,743    35,151,998     70,773,441     100,128,906    53,669,039     9,933,678      4,096,059      26,212,818

     352,741,411    21,104,041         --         225,060,311    37,323,724         --             --             --
    ------------   -----------    -----------    ------------   -----------    ----------     ----------     -----------
    $524,168,154   $56,256,039    $70,773,441    $325,189,217   $90,992,763    $9,933,678     $4,096,059     $26,212,818
    ============   ===========    ===========    ============   ===========    ==========     ==========     ===========
    $    410,980   $    --        $    17,399    $     --       $    40,728    $      623     $   --         $     7,821
    ============   ===========    ===========    ============   ===========    ==========     ==========     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 --------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 -------------   ------------    ------------    ------------    -----------     ------------
Amount
Class A Shares:
Sold  ........................   $ 539,419,231   $    465,440    $ 52,339,094    $ 15,657,100    $13,663,946     $    168,580
Issued as reinvestment of
  dividends  .................       1,402,134         42,874         550,030         197,002        137,190            1,922
Redeemed  ....................    (535,319,968)       (68,251)    (47,397,895)    (16,030,469)    (2,915,198)         (67,566)
                                 -------------   ------------    ------------    ------------    -----------     ------------
Net increase/(decrease)  .....   $   5,501,397   $    440,063    $  5,491,229    $   (176,367)   $10,885,938     $    102,936
                                 =============   ============    ============    ============    ===========     ============
Class B Shares  ..............
Sold  ........................   $  14,119,271   $    509,380    $  1,136,459    $    305,470    $16,787,807     $    574,011
Issued as reinvestment of
  dividends  .................          47,704          4,555          52,424          20,842        127,415              574
Redeemed  ....................     (13,589,891)       (81,760)       (166,804)       (304,442)      (992,326)        (148,793)
                                 -------------   ------------    ------------    ------------    -----------     ------------
Net increase  ................   $     577,084   $    432,175    $  1,022,079    $     21,870    $15,922,896     $    425,792
                                 =============   ============    ============    ============    ===========     ============
Class C Shares:
Sold  ........................   $     131,853   $     67,088    $  9,979,727    $ 26,112,696    $10,789,550     $     81,236
Issued as reinvestment of
  dividends  .................           6,791          2,435          13,871           1,467         76,181              497
Redeemed  ....................        (280,733)       (30,338)     (8,991,020)    (26,507,448)    (3,260,563)        (101,755)
                                 -------------   ------------    ------------    ------------    -----------     ------------
Net increase/(decrease)  .....   $    (142,089)  $     39,185    $  1,002,578    $   (393,285)   $ 7,605,168     $    (20,022)
                                 =============   ============    ============    ============    ===========     ============
Class K Shares:
Sold  ........................   $ 244,084,125   $ 36,238,336    $ 37,934,509    $ 19,678,745    $ 3,286,508     $  1,072,484
Issued as reinvestment of
  dividends  .................          28,455         --                 791           4,812          1,933           --
Redeemed  ....................    (249,458,768)   (10,879,692)    (40,534,859)    (43,728,903)      (543,755)        (926,063)
                                 -------------   ------------    ------------    ------------    -----------     ------------
Net increase/(decrease)  .....   $  (5,346,188)  $ 25,358,644    $ (2,599,559)   $(24,045,346)   $ 2,744,686     $    146,421
                                 =============   ============    ============    ============    ===========     ============
Class Y Shares:
Sold  ........................   $ 144,252,479   $ 17,891,800    $ 41,828,650    $ 37,273,610    $13,665,453     $ 18,459,230
Issued as reinvestment of
  dividends  .................         301,458         20,638          93,667         234,936        246,160          152,033
Redeemed  ....................    (214,004,273)   (44,401,030)    (37,931,645)    (40,102,733)    (1,756,540)     (12,035,069)
                                 -------------   ------------    ------------    ------------    -----------     ------------
Net increase/(decrease)  .....   $ (69,450,336)  $(26,488,592)   $  3,990,672    $ (2,594,187)   $12,155,073     $  6,576,194
                                 =============   ============    ============    ============    ===========     ============

See Notes to Financial Statements.


    -------------------------------------------------------------------------------------------------------------------------
                    Munder                         Munder                          Munder                       Munder
    Munder          Real Estate    Munder          Small                           Framlington    Munder        Framlington
    Multi-Season    Equity         Small-Cap       Company         Munder          Emerging       Framlington   International
    Growth          Investment     Value           Growth          Value           Markets        Healthcare    Growth
    Fund            Fund           Fund            Fund            Fund            Fund           Fund          Fund
    -------------   -----------    -------------   -------------   -------------   -----------    ----------    -------------

    $ 125,767,920   $ 3,008,839    $ 141,413,374   $ 851,622,256   $ 182,928,935   $   725,997    $4,670,335    $   551,489
          658,823        79,679           94,875       1,616,927         148,415        15,685         --             5,750
     (114,776,213)     (363,705)    (137,207,459)   (851,401,150)   (180,305,961)     (411,367)     (319,619)      (136,500)
    -------------   -----------    -------------   -------------   -------------   -----------    ----------    -----------
    $  11,650,530   $ 2,724,813    $   4,300,790   $   1,838,033   $   2,771,389   $   330,315    $4,350,716    $   420,739
    =============   ===========    =============   =============   =============   ===========    ==========    ===========

    $  12,159,704   $ 3,140,780    $   2,934,233   $  12,987,682   $   1,975,392   $   731,828    $8,010,359    $   446,549
        1,685,590        74,933           21,465         384,944          19,472         3,531         --               185
      (11,713,946)     (931,464)        (173,324)     (3,881,725)       (837,371)     (150,385)     (276,666)        (4,636)
    -------------   -----------    -------------   -------------   -------------   -----------    ----------    -----------
    $   2,131,348   $ 2,284,249    $   2,782,374   $   9,490,901   $   1,157,493   $   584,974    $7,733,693    $   442,098
    =============   ===========    =============   =============   =============   ===========    ==========    ===========

    $   5,465,341   $ 1,122,807    $   2,449,191   $  19,422,073   $   3,033,439   $   357,347    $3,413,905    $ 3,196,011
           27,187        13,557           17,092         217,318          17,693           498         --                20
       (2,205,273)     (132,785)        (748,477)    (15,301,183)     (2,507,546)     (224,202)     (185,681)    (3,112,795)
    -------------   -----------    -------------   -------------   -------------   -----------    ----------    -----------
    $   3,287,255   $ 1,003,579    $   1,717,806   $   4,338,208   $     543,586   $   133,643    $3,228,224    $    83,236
    =============   ===========    =============   =============   =============   ===========    ==========    ===========

    $  50,186,632   $   699,056    $  42,055,711   $ 258,655,493   $   7,292,813   $48,204,012    $   37,061    $ 2,491,379
           89,260        --                  610         385,586             364            15         --            --
      (57,954,438)      (81,437)     (18,721,032)   (240,034,216)     (2,198,807)   (7,925,259)        --        (1,554,652)
    -------------   -----------    -------------   -------------   -------------   -----------    ----------    -----------
    $  (7,678,546)  $   617,619    $  23,335,289   $  19,006,863   $   5,094,370   $40,278,768    $   37,061    $   936,727
    =============   ===========    =============   =============   =============   ===========    ==========    ===========

    $ 192,274,534   $40,212,699    $  95,281,559   $ 182,007,606   $ 102,254,412   $19,650,219    $3,416,348    $42,572,415
        1,713,798       541,776          925,440       5,087,805       1,469,009       117,261         --            96,952
      (84,529,948)   (6,968,483)     (48,715,947)   (110,796,908)    (35,733,609)   (4,034,637)     (366,694)    (4,698,208)
    -------------   -----------    -------------   -------------   -------------   -----------    ----------    -----------
    $ 109,458,384   $33,785,992    $  47,491,052   $  76,298,503   $  67,989,812   $15,732,843    $3,049,654    $37,971,159
    =============   ===========    =============   =============   =============   ===========    ==========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 ----------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    -----------     ------------    ------------    ----------      --------
Shares
Class A Shares:
Sold  ........................    41,735,220         35,128       3,300,696       1,068,198       783,470            15,620
Issued as reinvestment of
  dividends  .................       126,701          3,375          37,128          14,938         8,580               187
Redeemed  ....................   (41,137,844)        (5,256)     (2,967,466)     (1,092,860)     (169,871)           (5,962)
                                 -----------     ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....       724,077         33,247         370,358          (9,724)      622,179             9,845
                                 ===========     ==========      ==========      ==========      ========        ==========
Class B Shares:
Sold  ........................     1,124,972         38,372          73,692          20,825       963,594            50,722
Issued as reinvestment of
  dividends  .................         4,496            356           3,590           1,610         8,014                57
Redeemed  ....................    (1,063,976)        (5,942)        (10,728)        (20,761)      (57,721)          (13,529)
                                 -----------     ----------      ----------      ----------      --------        ----------
Net increase  ................        65,492         32,786          66,554           1,674       913,887            37,250
                                 ===========     ==========      ==========      ==========      ========        ==========
Class C Shares:
Sold  ........................        10,781          5,032         645,741       1,737,363       618,833             7,517
Issued as reinvestment of
  dividends  .................           631            193             935             110         4,788                49
Redeemed  ....................       (21,679)        (2,315)       (582,962)     (1,753,702)     (190,515)           (8,985)
                                 -----------     ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....       (10,267)         2,910          63,714         (16,229)      433,106            (1,419)
                                 ===========     ==========      ==========      ==========      ========        ==========
Class K Shares:
Sold  ........................    16,772,490      2,660,260       2,399,900       1,372,285       194,137           101,810
Issued as reinvestment of
  dividends  .................         2,571          --                 53             369           121             --
Redeemed  ....................   (17,194,048)      (812,753)     (2,511,129)     (2,942,441)      (30,301)          (85,882)
                                 -----------     ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....      (418,987)     1,847,507        (111,176)     (1,569,787)      163,957            15,928
                                 ===========     ==========      ==========      ==========      ========        ==========
Class Y Shares:
Sold  ........................     9,171,627      1,351,069       2,641,745       2,573,626       810,899         1,591,682
Issued as reinvestment of
  dividends  .................        26,777          1,626           6,391          17,653        15,366            14,689
Redeemed  ....................   (13,755,141)    (3,253,921)     (2,368,783)     (2,658,666)     (104,360)       (1,116,605)
                                 -----------     ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....    (4,556,737)    (1,901,226)        279,353         (67,387)      721,905           489,766
                                 ===========     ==========      ==========      ==========      ========        ==========

See Notes to Financial Statements.


    ----------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
    Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
    ------------   -----------    ----------     -----------    -----------    -----------    -----------    -------------

     6,081,224       193,510       9,885,606      38,939,088     11,436,014       65,933      389,454           48,119
        35,825         5,166           7,030          85,371         10,894        1,497         --                576
    (5,537,783)      (23,295)     (9,534,652)    (38,516,138)   (11,204,399)     (38,259)     (28,756)         (11,602)
    ----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
       579,266       175,381         357,984         508,321        242,509       29,171      360,698           37,093
    ==========     =========      ==========     ===========    ===========    =========      =======        =========

       634,260       201,381         207,462         634,390        127,593       59,988      665,972           38,978
        94,589         4,841           1,630          21,081          1,425          333         --                 19
      (604,396)      (60,244)        (11,995)       (196,447)       (52,811)     (13,539)     (22,987)            (400)
    ----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
       124,453       145,978         197,097         459,024         76,207       46,782      642,985           38,597
    ==========     =========      ==========     ===========    ===========    =========      =======        =========

       278,253        71,494         170,434         864,580        189,854       32,857      289,644          309,736
         1,524           875           1,284          11,715          1,232           47         --                  2
      (111,422)       (8,477)        (51,868)       (658,060)      (155,615)     (20,000)     (15,939)        (298,660)
    ----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
       168,355        63,892         119,850         218,235         35,471       12,904      273,705           11,078
    ==========     =========      ==========     ===========    ===========    =========      =======        =========

     2,532,388        45,991       2,985,358      11,225,265        484,866    3,932,077        2,916          230,623
         4,859         --                 47          20,358             25            1         --              --
    (2,862,299)       (5,293)     (1,258,817)    (10,302,528)      (142,618)    (737,301)        --           (136,071)
    ----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
      (325,052)       40,698       1,726,588         943,095        342,273    3,194,777        2,916           94,552
    ==========     =========      ==========     ===========    ===========    =========      =======        =========

     9,751,713     2,604,804       6,789,601       8,089,789      6,579,214    1,600,701      300,623        3,728,279
        92,338        35,106          68,847         264,990         99,537       11,233         --              9,641
    (4,201,175)     (461,761)     (3,377,343)     (5,027,722)    (2,215,981)    (392,540)     (31,075)        (425,626)
    ----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
     5,642,876     2,178,149       3,481,105       3,327,057      4,462,770    1,219,394      269,548        3,312,294
    ==========     =========      ==========     ===========    ===========    =========      =======        =========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -------------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund(a)         Fund
                                 -------------   ------------    ------------    ------------    ----------      -----------
Amount
Class A Shares:
Sold  ........................   $ 101,714,828   $    102,364    $  3,240,200    $  7,573,689    $  176,161      $    94,969
Issued as reinvestment of
  dividends  .................         433,223         24,900         103,491         179,150         --               4,730
Redeemed  ....................    (102,044,214)      (143,015)     (1,094,564)     (6,166,389)      (13,327)        (223,244)
                                 -------------   ------------    ------------    ------------    ----------      -----------
Net increase/(decrease)  .....   $     103,837   $    (15,751)   $  2,249,127    $  1,586,450    $  162,834      $  (123,545)
                                 =============   ============    ============    ============    ==========      ===========
Class B Shares:
Sold  ........................   $   3,390,164   $    115,688    $    419,009    $    380,267    $  393,839      $    57,198
Issued as reinvestment of
  dividends  .................          16,206          2,384          12,899          21,349         --               4,952
Redeemed  ....................      (3,158,428)        (4,267)        (81,842)       (272,696)        --              (5,489)
                                 -------------   ------------    ------------    ------------    ----------      -----------
Net increase  ................   $     247,942   $    113,805    $    350,066    $    128,920    $  393,839      $    56,661
                                 =============   ============    ============    ============    ==========      ===========
Class C Shares:
Sold  ........................   $   1,851,264   $     68,415    $  3,204,162    $  2,511,095    $  104,830      $    85,141
Issued as reinvestment of
  dividends  .................              52            122           2,457              35         --                 896
Redeemed  ....................      (1,672,627)           (22)     (2,597,116)     (1,973,632)        --             (18,417)
                                 -------------   ------------    ------------    ------------    ----------      -----------
Net increase  ................   $     178,689   $     68,515    $    609,503    $    537,498    $  104,830      $    67,620
                                 =============   ============    ============    ============    ==========      ===========
Class K Shares:
Sold  ........................   $ 214,830,413   $  6,581,712    $ 39,725,691    $ 40,942,377    $  209,128      $   859,841
Issued as reinvestment of
  dividends  .................           6,756         --                 496          11,878         --              --
Redeemed  ....................    (231,132,351)    (1,968,010)    (50,866,137)    (27,948,543)      (45,650)        (128,264)
                                 -------------   ------------    ------------    ------------    ----------      -----------
Net increase/(decrease)  .....   $ (16,295,182)  $  4,613,702    $(11,139,950)   $ 13,005,712    $  163,478      $   731,577
                                 =============   ============    ============    ============    ==========      ===========
Class Y Shares:
Sold  ........................   $  34,636,181   $ 27,428,925    $ 11,770,423    $ 34,855,719    $1,979,362      $ 7,321,781
Issued as reinvestment of
  dividends  .................         398,011          2,289          14,438         845,365         --             299,113
Redeemed  ....................     (59,301,396)   (18,550,008)     (6,480,117)    (22,476,303)      (43,069)      (3,083,103)
                                 -------------   ------------    ------------    ------------    ----------      -----------
Net increase/(decrease)  .....   $ (24,267,204)  $  8,881,206    $  5,304,744    $ 13,224,781    $1,936,293      $ 4,537,791
                                 =============   ============    ============    ============    ==========      ===========

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996 and December 26, 1996 respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C shares, Class K Shares and Class Y shares commenced operations on January 10, 1997, February 11 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996 respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.


    ------------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                          Munder                        Munder
    Munder         Real Estate    Munder         Small                           Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company          Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth           Value          Markets        Healthcare     Growth
    Fund           Fund(b)        Fund(c)        Fund             Fund           Fund(d)        Fund(e)        Fund(f)
    ------------   -----------    -----------    -------------    -----------    ----------     ----------     -------------

    $  7,599,306   $ 1,175,987    $ 1,099,006    $  80,987,644    $ 1,753,575    $  469,149     $  668,481     $ 1,003,276
         294,024        17,340          3,512          600,615          6,328           955          --             --
      (3,462,872)     (144,195)       (62,330)     (76,014,012)      (851,313)       (7,000)       (25,624)        (25,000)
    ------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
    $  4,430,458   $ 1,049,132    $ 1,040,188    $   5,574,247    $   908,590    $  463,104     $  642,857     $   978,276
    ============   ===========    ===========    =============    ===========    ==========     ==========     ===========

    $ 11,008,276   $ 2,467,417    $   337,176    $   5,020,913    $   801,674    $  135,920     $1,020,479     $   220,489
       1,223,154        15,845          4,280           17,864          3,810           179          --             --
      (8,312,298)     (151,456)            (8)        (826,443)       (51,472)      (10,090)           (75)       (101,539)
    ------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
    $  3,919,132   $ 2,331,806    $   341,448    $   4,212,334    $   754,012    $  126,009     $1,020,404     $   118,950
    ============   ===========    ===========    =============    ===========    ==========     ==========     ===========

    $ 11,554,085   $   535,009    $   180,840    $  23,728,049    $   136,163    $   21,795     $  162,935     $    58,068
          13,790         1,967            407            5,764          2,223            40          --             --
      (9,393,169)      (29,607)        --          (22,028,360)       (46,985)       (1,481)         --             --
    ------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
    $  2,174,706   $   507,369    $   181,247    $   1,705,453    $    91,401    $   20,318     $  162,935     $    58,068
    ============   ===========    ===========    =============    ===========    ==========     ==========     ===========

    $ 86,220,708   $ 1,415,046    $46,367,097    $ 177,871,885    $ 6,662,501    $4,031,349     $  105,000     $ 1,108,648
          77,782        --             --               17,337            351         --             --             --
     (28,825,713)       (9,910)      (924,924)    (144,175,630)      (567,024)        --             --           (108,589)
    ------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
    $ 57,472,777   $ 1,405,136    $45,442,173    $  33,713,592    $ 6,095,828    $4,031,349     $  105,000     $ 1,000,059
    ============   ===========    ===========    =============    ===========    ==========     ==========     ===========

    $ 51,479,805   $23,238,587    $16,984,508    $  57,984,178    $34,487,168    $4,285,017     $1,941,112     $21,627,250
         886,972       100,318         22,034          822,966        331,479         1,133          --             --
     (36,781,131)   (1,125,098)      (540,475)     (21,000,710)    (1,422,074)     (223,284)        (1,889)       (372,387)
    ------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
    $ 15,585,646   $22,213,807    $16,466,067    $  37,806,434    $33,396,573    $4,062,866     $1,939,223     $21,254,863
    ============   ===========    ===========    =============    ===========    ==========     ==========     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
------------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 -----------------------------------------------------------------------------------------
                                 Munder                          Munder          Munder          Munder          Munder
                                 Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                 Growth          Balanced        Income          Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund(a)         Fund
                                 ------------    ----------      ----------      -------------   ---------       ---------
Shares
Class A Shares:
Sold  ........................     7,376,349          8,188         234,161         501,239       15,641            8,528
Issued as reinvestment of
  dividends  .................        33,248          2,066           7,787          13,029         --                450
Redeemed  ....................    (7,376,019)       (11,276)        (79,802)       (403,802)      (1,245)         (20,417)
                                 -----------     ----------      ----------      ----------      -------         --------
Net increase/(decrease)  .....        33,578         (1,022)        162,146         110,466       14,396          (11,439)
                                 ===========     ==========      ==========      ==========      =======         ========
Class B Shares:
Sold  ........................       253,156          9,389          29,848          26,727       34,575            5,698
Issued as reinvestment of
  dividends  .................         1,273            198             980           1,578         --                475
Redeemed  ....................      (235,452)          (331)         (6,076)        (18,613)        --               (542)
                                 -----------     ----------      ----------      ----------      -------         --------
Net increase  ................        18,977          9,256          24,752           9,692       34,575            5,631
                                 ===========     ==========      ==========      ==========      =======         ========
Class C Shares:
Sold  ........................       133,496          5,410         234,022         165,385        8,689            7,869
Issued as reinvestment of
  dividends  .................             4              9             161               2         --                 86
Redeemed  ....................      (121,579)            (2)       (185,999)       (126,816)        --             (1,815)
                                 -----------     ----------      ----------      ----------      -------         --------
Net increase  ................        11,921          5,417          48,184          38,571        8,689            6,140
                                 ===========     ==========      ==========      ==========      =======         ========
Class K Shares:
Sold  ........................    15,187,815        525,081       2,900,852       2,865,640       20,097           81,024
Issued as reinvestment of
  dividends  .................           518          --                 35             869         --               --
Redeemed  ....................   (16,346,825)      (158,306)     (3,708,480)     (1,945,295)      (4,579)         (12,315)
                                 -----------     ----------      ----------      ----------      -------         --------
Net increase/(decrease)  .....    (1,158,492)       366,775        (807,593)        921,214       15,518           68,709
                                 ===========     ==========      ==========      ==========      =======         ========
Class Y Shares:
Sold  ........................     2,517,095      2,239,730         847,658       2,420,567      181,860          645,678
Issued as reinvestment of
  dividends  .................        30,267            184           1,088          61,722         --             28,379
Redeemed  ....................    (4,259,374)    (1,501,310)       (468,153)     (1,561,205)      (4,194)        (294,692)
                                 -----------     ----------      ----------      ----------      -------         --------
Net increase/(decrease)  .....    (1,712,012)       738,604         380,593         921,084      177,666          379,365
                                 ===========     ==========      ==========      ==========      =======         ========

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996 and December 26, 1996 respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C shares, Class K Shares and Class Y shares commenced operations on January 10, 1997, February 11 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996 respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December
    31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.


    ----------------------------------------------------------------------------------------------------------------------
                   Munder                        Munder                        Munder                        Munder
    Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
    Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
    Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
    Fund           Fund(b)        Fund(c)        Fund           Fund           Fund(d)        Fund(e)        Fund(f)
    ------------   -----------    ---------      ----------     ---------      -----------    -----------    -------------

       483,816        84,585        102,051       4,073,044       141,937       41,734         63,699           99,737
        19,537         1,277            298          32,016           515           74           --              --
      (220,758)      (10,673)        (5,688)     (3,795,299)      (65,495)        (631)        (2,682)          (2,540)
    ----------     ---------      ---------      ----------     ---------      -------        -------        ---------
       282,595        75,189         96,661         309,761        76,957       41,177         61,017           97,197
    ==========     =========      =========      ==========     =========      =======        =======        =========

       714,134       177,899         30,619         266,694        62,109       11,246         97,919           20,407
        83,151         1,184            408             974           328           14           --              --
      (536,526)      (11,359)            (1)        (43,006)       (4,251)        (916)            (7)          (9,066)
    ----------     ---------      ---------      ----------     ---------      -------        -------        ---------
       260,759       167,724         31,026         224,662        58,186       10,344         97,912           11,341

       745,285        38,801         16,329       1,198,463        11,143        1,953         15,144            5,476
           937           145             35             310           192         --             --              --
      (603,919)       (2,165)         --         (1,095,914)       (3,665)        (128)          --              --
    ----------     ---------      ---------      ----------     ---------      -------        -------        ---------
       142,303        36,781         16,364         102,859         7,670        1,825         15,144            5,476
    ==========     =========      =========      ==========     =========      =======        =======        =========

     5,480,651       103,574      4,300,140       9,094,522       525,427      342,112         10,907          106,183
         5,174         --             --                924            30         --             --              --
    (1,802,231)         (731)       (83,364)     (7,327,720)      (45,251)        --             --            (10,248)
    ----------     ---------      ---------      ----------     ---------      -------        -------        ---------
     3,683,594       102,843      4,216,776       1,767,726       480,206      342,112         10,907           95,935
    ==========     =========      =========      ==========     =========      =======        =======        =========

     3,198,676     1,714,854      1,565,794       2,938,830     2,741,436      393,313        191,665        2,135,815
        58,502         7,437          1,870          43,474        28,172           88           --              --
    (2,276,376)      (80,307)       (50,309)     (1,054,932)     (111,678)     (19,946)          (191)         (36,195)
    ----------     ---------      ---------      ----------     ---------      -------        -------        ---------
       980,802     1,641,984      1,517,355       1,927,372     2,657,930      373,455        191,474        2,099,620
    ==========     =========      =========      ==========     =========      =======        =======        =========

See Notes to Financial Statements.

Munder Accelerating Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                  A Shares
                                      ----------------------------------------------------------------------
                                      Year           Year           Year           Period         Year
                                      Ended          Ended          Ended          Ended          Ended
                                      6/30/98(g)     6/30/97(g)     6/30/96        6/30/95(d)     2/28/95(e)
                                      ----------     ----------     -------        ----------     ----------
Net asset value, beginning of
  period  .........................   $ 14.56        $15.36         $14.82         $12.73         $13.98
                                      -------        ------         ------         ------         ------
Income from investment operations:
Net investment income/(loss)  .....      0.03         (0.04)         (0.05)         (0.01)         (0.03)
Net realized and unrealized
  gain/(loss) on investments  .....      1.64          0.62           2.92           2.10          (0.88)
                                      -------        ------         ------         ------         ------
Total from investment operations ..      1.67          0.58           2.87           2.09          (0.91)
                                      -------        ------         ------         ------         ------
Less distributions:
Dividends from net investment
  income  .........................     (0.03)          --             --             --             --
Distributions from net realized
  gains  ..........................     (3.98)        (1.38)         (2.33)           --           (0.34)
                                      -------        ------         ------         ------         ------
Total distributions  ..............     (4.01)        (1.38)         (2.33)           --           (0.34)
                                      -------        ------         ------         ------         ------
Net asset value, end of period  ...   $ 12.22        $14.56         $15.36         $14.82         $12.73
                                      =======        ======         ======         ======         ======
Total return (b)  .................     13.75%         4.83%         22.03%         16.42%         (6.45)%
                                      =======        ======         ======         ======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $14,110        $6,270         $6,098         $4,701         $4,138
Ratio of operating expenses to
  average net assets  .............      1.20%         1.20%          1.20%          1.20%(c)       1.18%
Ratio of net investment
  income/(loss) to average net
  assets  .........................      0.19%        (0.32)%        (0.42)%        (0.21)%(c)     (0.25)%
Portfolio turnover rate  ..........        76%           88%           112%            31%            90%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.20%         1.20%          1.27%          1.44%(c)       1.41%

----------------
(a) The Munder Accelerating Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 25, 1994, September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than 0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                                   B Shares                                                 C Shares
    ----------------------------------------------------------------------     -------------------------------------
    Year           Year           Year           Period         Period         Year           Year           Period
    Ended          Ended          Ended          Ended          Ended          Ended          Ended          Ended
    6/30/98(g)     6/30/97(g)     6/30/96        6/30/95(d)     2/28/95(e)     6/30/98(g)     6/30/97(g)     6/30/96
    ----------     ----------     -------        ----------     ----------     ----------     ----------     -------

    $14.17         $15.08         $14.70         $12.66         $12.88         $14.31         $15.25         $16.30
    ------         ------         ------         ------         ------         ------         ------         ------

     (0.07)         (0.15)         (0.05)         (0.02)         (0.07)         (0.07)         (0.07)         (0.05)
      1.46           0.62           2.76           2.06           0.19           1.48           0.48           1.33
    ------         ------         ------         ------         ------         ------         ------         ------
      1.39           0.47           2.71           2.04           0.12           1.41           0.44           1.28
    ------         ------         ------         ------         ------         ------         ------         ------

       --             --             --             --             --             --             --             --
     (3.98)         (1.38)         (2.33)           --           (0.34)         (3.98)         (1.38)         (2.33)
    ------         ------         ------         ------         ------         ------         ------         ------
     (3.98)         (1.38)         (2.33)           --           (0.34)         (3.98)         (1.38)         (2.33)
    ------         ------         ------         ------         ------         ------         ------         ------
    $11.58         $14.17         $15.08         $14.70         $12.66         $11.74         $14.31         $15.25
    ======         ======         ======         ======         ======         ======         ======         ======
     12.16%          4.15%         21.05%         16.11%          0.99%         12.43%          3.89%         10.22%
    ======         ======         ======         ======         ======         ======         ======         ======

    $1,197         $  538         $  286         $   67         $   39         $  110         $  281         $  118
      1.95%          1.95%          1.95%          1.95%(c)       1.88%(c)       1.95%          1.95%          1.95%(c)
     (0.56)%        (1.07)%        (1.17)%        (0.96)%(c)     (0.95)%(c)     (0.56)%        (1.07)%        (1.17)%(c)
        76%            88%           112%            31%            90%            76%            88%           112%

      1.95%          1.95%          2.02%          2.19%(c)       2.11%(c)       1.95%          1.95%          2.02%(c)

See Notes to Financial Statements.

Munder Accelerating Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period (Continued)
------------------------------------------------------------------------------

                                                                     Y Shares
                                      --------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98         6/30/97(g)      6/30/96         6/30/95(d)      2/28/95(e)
                                      -------         ----------      -------         ----------      ----------
Net asset value, beginning of
  period  .........................   $ 14.71         $  15.47        $  14.88        $  12.77        $  13.99
                                      -------         --------        --------        --------        --------
Income from investment operations:
Net investment income/(loss)  .....      0.06            (0.01)          (0.02)           0.00(f)         0.00(f)
Net realized and unrealized
  gain/(loss) on investments  .....      1.53             0.63            2.94            2.11           (0.88)
                                      -------         --------        --------        --------        --------
Total from investment operations ..      1.59             0.62            2.92            2.11           (0.88)
                                      -------         --------        --------        --------        --------
Less distributions:
Dividends from net investment
  income  .........................     (0.06)            --              --              --              --
Distributions from net realized
  gains  ..........................     (3.98)           (1.38)          (2.33)           --             (0.34)
                                      -------         --------        --------        --------        --------
Total distributions  ..............     (4.04)           (1.38)          (2.33)           --             (0.34)
                                      -------         --------        --------        --------        --------
Net asset value, end of period  ...   $ 12.26         $  14.71        $  15.47        $  14.88        $  12.77
                                      =======         ========        ========        ========        ========
Total return (b)  .................     13.44%            5.07%          22.31%          16.52%          (6.22)%
                                      =======         ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $72,516         $154,038        $188,390        $193,701        $177,584
Ratio of operating expenses to
  average net assets  .............      0.95%            0.95%           0.95%           0.95%(c)        0.93%
Ratio of net investment
  income/(loss) to average net
  assets  .........................      0.44%           (0.07)%         (0.17)%          0.04%(c)        0.00%
Portfolio turnover rate  ..........        76%              88%            112%             31%             90%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      0.95%            0.95%           1.02%           1.19%(c)        1.16%

----------------
(a) The Munder Accelerating Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 25, 1994, September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than 0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                      A Shares
                                      --------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                      -------         ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $13.01          $12.35          $10.77          $ 9.95          $10.35
                                      ------          ------          ------          ------          ------
Income from investment operations:
Net investment income  ............     0.30            0.29            0.27            0.09            0.19
Net realized and unrealized
  gain/(loss) on investments  .....     1.66            1.30            1.55            0.85           (0.41)
                                      ------          ------          ------          ------          ------
Total from investment operations ..     1.96            1.59            1.82            0.94           (0.22)
                                      ------          ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.32)          (0.27)          (0.24)          (0.12)          (0.18)
Distributions from net realized
  gains  ..........................    (1.17)          (0.66)            --              --              --
                                      ------          ------          ------          ------          ------
Total distributions  ..............    (1.49)          (0.93)          (0.24)          (0.12)          (0.18)
                                      ------          ------          ------          ------          ------
Net asset value, end of period  ...   $13.48          $13.01          $12.35          $10.77          $ 9.95
                                      ======          ======          ======          ======          ======
Total return (b)  .................    15.93%          13.63%          17.06%           9.44%          (2.07)%
                                      ======          ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $  844          $  382          $  375          $  314          $  286
Ratio of operating expenses to
  average net assets  .............     1.17%           1.22%           1.15%           1.16%(c)        1.22%
Ratio of net investment income to
  average net assets  .............     2.41%           2.30%           2.29%           2.51%(c)        1.89%
Portfolio turnover rate  ..........       79%            125%            197%             52%            116%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.17%           1.22%           1.26%           1.51%(c)        1.57%

----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on April 30, 1993, June 21, 1994, January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                               B Shares                                              C Shares
    ----------------------------------------------------------------     ------------------------------------
    Year         Year         Year          Period        Period         Year        Year          Period
    Ended        Ended        Ended         Ended         Ended          Ended       Ended         Ended
    6/30/98      6/30/97(f)   6/30/96(f)    6/30/95(d)    2/28/95(e)     6/30/98     6/30/97(f)    6/30/96(f)
    -------      ----------   ----------    ----------    ----------     -------     ----------    ----------
    $12.97       $12.33       $10.76        $ 9.93        $ 9.56         $12.99      $12.35        $11.67
    ------       ------       ------        ------        ------         ------      ------        ------

      0.21         0.19         0.18          0.06          0.07           0.22        0.18          0.05

      1.64         1.30         1.56          0.84          0.37           1.62        1.32          0.67
    ------       ------       ------        ------        ------         ------      ------        ------
      1.85         1.49         1.74          0.90          0.44           1.84        1.50          0.72
    ------       ------       ------        ------        ------         ------      ------        ------

     (0.21)       (0.19)       (0.17)        (0.07)        (0.07)         (0.21)      (0.20)        (0.04)
     (1.17)       (0.66)         --            --            --           (1.17)      (0.66)          --
    ------       ------       ------        ------        ------         ------      ------        ------
     (1.38)       (0.85)       (0.17)        (0.07)        (0.07)         (1.38)      (0.86)        (0.04)
    ------       ------       ------        ------        ------         ------      ------        ------
    $13.44       $12.97       $12.33        $10.76        $ 9.93         $13.45      $12.99        $12.35
    ======       ======       ======        ======        ======         ======      ======        ======
     15.11%       12.73%       16.24%         9.11%         4.65%         15.00%      12.84%         6.20%
    ======       ======       ======        ======        ======         ======      ======        ======

    $  647       $  199       $   75        $   15        $   19         $  115      $   73        $    3
      1.92%        1.97%        1.90%         1.91%(c)      1.85%(c)       1.92%       1.97%         1.90%(c)
      1.66%        1.55%        1.54%         1.76%(c)      1.26%(c)       1.66%       1.55%         1.54%(c)
        79%         125%         197%           52%          116%            79%        125%          197%

      1.92%        1.97%        2.01%         2.26%(c)      2.20%(c)       1.92%       1.97%         2.01%(c)

See Notes to Financial Statements.

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period (Continued)
------------------------------------------------------------------------------

                                                                     Y Shares
                                      --------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                      -------         ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $ 13.01         $ 12.35         $ 10.77         $  9.95         $ 10.36
                                      -------         -------         -------         -------         -------
Income from investment operations:
Net investment income  ............      0.37            0.31            0.30            0.10            0.21
Net realized and unrealized
  gain/(loss)
  on investments  .................      1.62            1.31            1.55            0.85           (0.42)
                                      -------         -------         -------         -------         -------
Total from investment operations ..      1.99            1.62            1.85            0.95           (0.21)
                                      -------         -------         -------         -------         -------
Less distributions:
Dividends from net investment
  income  .........................     (0.35)          (0.30)          (0.27)          (0.13)          (0.20)
Distributions from net realized
  gains  ..........................     (1.17)          (0.66)           --              --              --
                                      -------         -------         -------         -------         -------
Total distributions  ..............     (1.52)          (0.96)          (0.27)          (0.13)          (0.20)
Net asset value, end of period  ...   $ 13.48         $ 13.01         $ 12.35         $ 10.77         $  9.95
                                      =======         =======         =======         =======         =======
Total return (b)  .................     16.23%          13.91%          17.35%           9.57%          (1.91)%
                                      =======         =======         =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $47,215         $70,314         $57,637         $48,844         $45,610
Ratio of operating expenses to
  average net assets  .............      0.92%           0.97%           0.90%           0.91%(c)        0.97%
Ratio of net investment income to
  average net assets  .............      2.66%           2.55%           2.54%           2.76%(c)        2.14%
Portfolio turnover rate  ..........        79%            125%            197%             52%            116%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      0.92%           0.97%           1.01%           1.26%(c)        1.32%

----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on April 30, 1993, June 21, 1994, January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                       A Shares
                                      --------------------------------------------------------------------------
                                      Year            Year            Year            Period          Period
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98         6/30/97(g)      6/30/96(g)      6/30/95(d)      2/28/95(g)
                                      -------         ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $15.21          $13.04          $11.14          $10.42          $10.10
                                      ------          ------          ------          ------          ------
Income from investment operations:
Net investment income  ............     0.29            0.31            0.32            0.10            0.23
Net realized and unrealized gain
  on investments  .................     2.96            3.14            1.98            0.80            0.24
                                      ------          ------          ------          ------          ------
Total from investment operations ..     3.25            3.45            2.30            0.90            0.47
                                      ------          ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.28)          (0.32)          (0.31)          (0.18)          (0.15)
Distributions from net realized
  gains  ..........................    (2.56)          (0.96)          (0.09)            --            (0.00)(f)
                                      ------          ------          ------          ------          ------
Total distributions  ..............    (2.84)          (1.28)          (0.40)          (0.18)          (0.15)
                                      ------          ------          ------          ------          ------
Net asset value, end of period  ...   $15.62          $15.21          $13.04          $11.14          $10.42
                                      ======          ======          ======          ======          ======
Total return (b)  .................    23.03%          28.10%          20.90%           8.69%           4.79%
                                      ======          ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $9,545          $3,662          $1,025          $  226          $  128
Ratio of operating expenses to
  average net assets  .............     1.19%           1.20%           1.21%           1.09%(c)        0.53%(c)
Ratio of net investment income to
  average net assets  .............     1.78%           2.28%           2.56%           3.33%(c)        4.72%(c)
Portfolio turnover rate  ..........       73%             62%             37%             13%             12%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.19%           1.20%           1.28%          15.51%(c)        1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 8, 1994, August 9, 1994, December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                                 B Shares                                                     C Shares
    ----------------------------------------------------------------------     ----------------------------------------
    Year           Year           Year           Period         Period         Year           Year           Period
    Ended          Ended          Ended          Ended          Ended          Ended          Ended          Ended
    6/30/98        6/30/97(g)     6/30/96(g)     6/30/95(d)     2/28/95(e)     6/30/98        6/30/97(g)     6/30/96(g)
    -------        ----------     ----------     ----------     ----------     -------        ----------     ----------
    $15.17         $13.02         $11.13         $10.41         $10.10         $15.16         $13.01         $12.60
    ------         ------         ------         ------         ------         ------         ------         ------

      0.17           0.21           0.23           0.09           0.19           0.16           0.19           0.14
      2.95           3.13           1.99           0.77           0.25           2.95           3.15           0.55
    ------         ------         ------         ------         ------         ------         ------         ------
      3.12           3.34           2.22           0.86           0.44           3.11           3.34           0.69
    ------         ------         ------         ------         ------         ------         ------         ------

     (0.16)         (0.23)         (0.24)         (0.14)         (0.13)         (0.16)         (0.23)         (0.19)
     (2.56)         (0.96)         (0.09)           --           (0.00)(f)      (2.56)         (0.96)         (0.09)
    ------         ------         ------         ------         ------         ------         ------         ------
     (2.72)         (1.19)         (0.33)         (0.14)         (0.13)         (2.72)         (1.19)         (0.28)
    ------         ------         ------         ------         ------         ------         ------         ------
    $15.57         $15.17         $13.02         $11.13         $10.41         $15.55         $15.16         $13.01
    ======         ======         ======         ======         ======         ======         ======         ======
     22.09%         27.16%         20.09%          8.30%          4.47%         22.05%         27.17%          5.57%
    ======         ======         ======         ======         ======         ======         ======         ======

    $1,694         $  641         $  228         $   57         $   51         $1,776         $  766         $   31
      1.94%          1.95%          1.96%          1.84%(c)       1.27%(c)       1.94%          1.95%          1.96%(c)
      1.03%          1.53%          1.81%          2.58%(c)       3.96%(c)       1.03%          1.53%          1.81%(c)
        73%            62%            37%            13%            12%            73%            62%            37%
      1.94%          1.95%          2.03%          2.26%(c)       2.27%(c)       1.94%          1.95%          2.03%(c)

See Notes to Financial Statements.

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period (Continued)
------------------------------------------------------------------------------

                                                                  Y Shares
                                      --------------------------------------------------------------------
                                      Year         Year           Year           Period         Period
                                      Ended        Ended          Ended          Ended          Ended
                                      6/30/98      6/30/97(g)     6/30/96(g)     6/30/95(d)     2/28/95(e)
                                      -------      ----------     ----------     ----------     ----------
Net asset value, beginning of
  period  .........................   $ 15.23      $ 13.05        $ 11.14        $10.43         $10.00
                                      -------      -------        -------        ------         ------
Income from investment operations:
Net investment income  ............      0.32         0.35           0.35          0.11           0.25
Net realized and unrealized gain
  on investments  .................      2.97         3.14           1.98          0.79           0.34
                                      -------      -------        -------        ------         ------
Total from investment operations ..      3.29         3.49           2.33          0.90           0.59
                                      -------      -------        -------        ------         ------
Less distributions:
Dividends from net investment
  income  .........................     (0.32)       (0.35)         (0.33)        (0.19)         (0.16)
Distributions from net realized
  gains  ..........................     (2.56)       (0.96)         (0.09)          --            0.00(f)
                                      -------      -------        -------        ------         ------
Total distributions  ..............     (2.88)       (1.31)         (0.42)        (0.19)         (0.16)
                                      -------      -------        -------        ------         ------
Net asset value, end of period  ...   $ 15.64      $ 15.23        $ 13.05        $11.14         $10.43
                                      =======      =======        =======        ======         ======
Total return (b)  .................     23.32%       28.43%         21.26%         8.69%          6.02%
                                      =======      =======        =======        ======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $34,840      $29,674        $20,464        $7,860         $4,142
Ratio of operating expenses to
  average net assets  .............      0.94%        0.95%          0.96%         0.84%(c)       0.28%(c)
Ratio of net investment income to
  average net assets  .............      2.03%        2.53%          2.81%         3.58%(c)       4.97%(c)
Portfolio turnover rate  ..........        73%          62%            37%           13%            12%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      0.94%        0.95%          1.03%         1.26%(c)       1.28%(c)

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 8, 1994, August 9, 1994, December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                      A Shares
                                      ----------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e,f)
                                      -------         ----------      ----------      ----------      ------------
Net asset value, beginning of
  period  .........................   $15.73          $15.09          $13.42          $12.29          $13.68
                                      ------          ------          ------          ------          ------
Income from investment operations:
Net investment income  ............     0.15            0.14            0.15            0.12            0.17
Net realized and unrealized gain
  on investments  .................     0.34            2.30            1.64            1.01           (1.48)
                                      ------          ------          ------          ------          ------
Total from investment operations ..     0.49            2.44            1.79            1.13           (1.31)
                                      ------          ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.19)          (0.21)          (0.12)            --            (0.02)
Distributions from net realized
  gains  ..........................    (1.00)          (1.59)            --              --              --
Distributions from capital  .......      --              --              --              --            (0.06)
                                      ------          ------          ------          ------          ------
Total distributions  ..............    (1.19)          (1.80)          (0.12)            --            (0.08)
                                      ------          ------          ------          ------          ------
Net asset value, end of period  ...   $15.03          $15.73          $15.09          $13.42          $12.29
                                      ======          ======          ======          ======          ======
Total return (b)  .................     4.30%          17.98%          13.37%           9.28%          (9.67)%
                                      ======          ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $6,264          $6,710          $4,767          $1,400          $1,339
Ratio of operating expenses to
  average net assets  .............     1.25%           1.26%           1.26%           1.21%(c)        1.18%
Ratio of net investment income to
  average net
  assets  .........................     1.03%           0.98%           1.07%           2.57%(c)        1.31%
Portfolio turnover rate  ..........       41%             46%             75%             14%             20%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.25%           1.26%           1.33%           1.46%(c)        1.43%

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 30, 1992, March 9, 1994, September 29, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                              B Shares                                                C Shares
    -------------------------------------------------------------------      ----------------------------------
    Year        Year          Year          Period         Period            Year       Year         Period
    Ended       Ended         Ended         Ended          Ended             Ended      Ended        Ended
    6/30/98     6/30/97(f)    6/30/96(f)    6/30/95(d)     2/28/95(e,f)      6/30/98    6/30/97(f)   6/30/96(f)
    -------     ----------    ----------    ----------     ------------      -------    ----------   ----------

    $15.57      $14.91        $13.35        $12.26         $13.45            $15.68     $15.02       $14.13
    ------      ------        ------        ------         ------            ------     ------       ------

      0.05        0.03          0.05          0.08           0.08              0.04       0.03         0.04
      0.32        2.28          1.62          1.01          (1.21)             0.34       2.30         0.95
    ------      ------        ------        ------         ------            ------     ------       ------
      0.37        2.31          1.67          1.09          (1.13)             0.38       2.33         0.99
    ------      ------        ------        ------         ------            ------     ------       ------

     (0.11)      (0.06)        (0.11)          --           (0.00)(g)         (0.11)     (0.08)       (0.10)
     (1.00)      (1.59)          --            --             --              (1.00)     (1.59)         --
       --          --            --            --           (0.06)              --         --           --
    ------      ------        ------        ------         ------            ------     ------       ------
     (1.11)      (1.65)        (0.11)          --           (0.06)            (1.11)     (1.67)       (0.10)
    ------      ------        ------        ------         ------            ------     ------       ------
    $14.83      $15.57        $14.91        $13.35         $12.26            $14.95     $15.68       $15.02
    ======      ======        ======        ======         ======            ======     ======       ======
      3.54%      17.18%        12.53%         8.89%         (8.38)%            3.50%     17.18%        7.06%
    ======      ======        ======        ======         ======            ======     ======       ======

    $1,121      $1,151        $  957        $  128         $  118            $1,911     $2,259       $1,584
      2.00%       2.01%         2.01%         1.96%(c)       1.88%(c)          2.00%      2.01%        2.01%(c)

      0.28%       0.23%         0.32%         1.82%(c)       0.61%(c)          0.28%      0.23%        0.32%(c)
        41%         46%           75%           14%            20%               41%        46%          75%

      2.00%       2.01%         2.08%         2.21%(c)       2.13%(c)          2.00%      2.01%        2.08%(c)

See Notes to Financial Statements.

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period (Continued)
------------------------------------------------------------------------------

                                                                      Y Shares
                                      ----------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e,f)
                                      -------         ----------      ----------      ----------      ------------
Net asset value, beginning of
  period  .........................   $  15.80        $  15.15        $ 13.45         $ 12.30         $ 13.68
                                      --------        --------        -------         -------         -------
Income from investment operations:
Net investment income  ............       0.19            0.18           0.19            0.12            0.20
Net realized and unrealized gain
  on investments  .................       0.33            2.32           1.64            1.03           (1.47)
                                      --------        --------        -------         -------         -------
Total from investment operations ..       0.52            2.50           1.83            1.15           (1.27)
                                      --------        --------        -------         -------         -------
Less distributions:
Dividends from net investment
  income  .........................      (0.22)          (0.26)         (0.13)           --             (0.05)
Distributions from net realized
  gains  ..........................      (1.00)          (1.59)          --              --              --
Distributions from capital  .......       --              --             --              --             (0.06)
                                      --------        --------        -------         -------         -------
Total distributions  ..............      (1.22)          (1.85)         (0.13)           --             (0.11)
                                      --------        --------        -------         -------         -------
Net asset value, end of period  ...   $  15.10        $  15.80        $ 15.15         $ 13.45         $ 12.30
                                      ========        ========        =======         =======         =======
Total return (b)  .................       4.48%          18.35%         13.63%           9.35%          (9.33)%
                                      ========        ========        =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $102,081        $107,831        $89,435         $75,000         $68,263
Ratio of operating expenses to
  average net assets  .............       1.00%           1.01%          1.01%           0.96%(c)        0.93%
Ratio of net investment income to
  average
  net assets  .....................       1.28%           1.23%          1.32%           2.82%(c)        1.56%
Portfolio turnover rate  ..........         41%             46%            75%             14%             20%
Ratio of operating expenses to
  average net assets
  without waivers  ................       1.00%           1.01%          1.08%           1.21%(c)        1.18%

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 30, 1992, March 9, 1994, September 29, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                   A Shares                       B Shares
                                           --------------------------      --------------------------
                                           Year            Period          Year            Period
                                           Ended           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97(d)      6/30/98         6/30/97(d)
                                           ----------      ----------      -------         ----------
Net asset value, beginning of period  ..   $ 12.81         $10.00          $ 12.79         $11.00
                                           -------         ------          -------         ------
Income from investment operations:
Net investment loss  ...................     (0.17)         (0.05)           (0.29)         (0.05)
Net realized and unrealized gain on
  investments  .........................      5.00           2.86             4.97           1.84
                                           -------         ------          -------         ------
Total from investment operations  ......      4.83           2.81             4.68           1.79
                                           -------         ------          -------         ------
Less distributions:
Distributions from net realized gains ..     (0.64)           --             (0.64)           --
                                           -------         ------          -------         ------
Total distributions  ...................     (0.64)           --             (0.64)           --
                                           -------         ------          -------         ------
Net asset value, end of period  ........   $ 17.00         $12.81          $ 16.83         $12.79
                                           =======         ======          =======         ======
Total return (b)  ......................     38.01%         28.10%           36.87%         16.27%
                                           =======         ======          =======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $10,821         $  184          $15,965         $  442
Ratio of operating expenses to average
  net assets  ..........................      1.53%          1.50%(c)         2.28%          2.25%(c)
Ratio of net investment loss to average
  net assets  ..........................     (0.97)%        (0.88)%(c)       (1.72)%        (1.63)%(c)
Portfolio turnover rate  ...............       172%            68%             172%            68%
Ratio of operating expenses to average
  net assets without waivers and/or
  expenses reimbursed  .................      1.78%          7.90%(c)         2.53%          8.65%(c)

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

             C Shares                         Y Shares
    --------------------------      --------------------------
    Year            Period          Year            Period
    Ended           Ended           Ended           Ended
    6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
    ----------      ----------      ----------      ----------

    $12.79          $10.13          $ 12.83         $10.00
    ------          ------          -------         ------

     (0.29)          (0.03)           (0.13)         (0.03)
      4.98            2.69             4.99           2.86
    ------          ------          -------         ------
      4.69            2.66             4.86           2.83
    ------          ------          -------         ------

     (0.64)            --             (0.64)           --
    ------          ------          -------         ------
     (0.64)            --             (0.64)           --
    ------          ------          -------         ------
    $16.84           12.79            17.05          12.83
    ======           =====            =====          =====
     36.95%          26.26%           38.19%         28.30%
    ======           =====            =====          =====

    $7,441          $  111          $15,337         $2,279
      2.28%           2.25%(c)         1.28%          1.25%(c)
     (1.72)%         (1.63%)(c)       (0.72)%        (0.63)%(c)
       172%             68%             172%            68%

      2.53%           8.65%(c)         1.53%          7.65%(c)

See Notes to Financial Statements.

Munder Mid-Cap Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                           A Shares
                                           ----------      ----------      ----------
                                           Year            Year            Period
                                           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97(d)      6/30/96(d)
                                           ----------      ----------      ----------
Net asset value, beginning of period  ..   $10.47          $11.56          $10.55
                                           ------          ------          ------
Income from investment operations:
Net investment loss  ...................    (0.06)          (0.07)          (0.04)
Net realized and unrealized gain on
  investments  .........................     0.58            0.18            1.05
                                           ------          ------          ------
Total from investment operations  ......     0.52            0.11            1.01
                                           ------          ------          ------
Less distributions:
Distributions from net realized gains ..    (0.05)          (1.20)
Distribution in excess of net realized
  gains  ...............................    (0.21)            --              --
                                           ------          ------          ------
Total distributions  ...................    (0.26)          (1.20)            --
                                           ------          ------          ------
Net asset value, end of period  ........   $10.73          $10.47          $11.56
                                           ======          ======          ======
Total return (b)  ......................     5.05%           0.90%           9.57%
                                           ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $  170          $   63          $  202
Ratio of operating expenses to average
  net assets  ..........................     1.34%           1.24%           1.20%(c)
Ratio of net investment loss to average
  net assets  ..........................    (0.59)%         (0.61)%         (0.53)%(c)
Portfolio turnover rate  ...............      137%            162%            247%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.34%           1.46%           1.38% (c)

----------------
(a) The Munder Mid-Cap Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 22, 1995, January 26,1996, November 9, 1995 and August 14, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


See Notes to Financial Statements.

                 B Shares                               C Shares                               Y Shares
    ------------------------------------   ------------------------------------   ------------------------------------
    Year         Year         Period       Year         Year         Period       Year         Year         Period
    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
    6/30/98(d)   6/30/97(d)   6/30/96(d)   6/30/98(d)   6/30/97(d)   6/30/96(d)   6/30/98(d)   6/30/97(d)   6/30/96(d)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

    $10.35       $11.53       $10.57       $10.34       $11.51       $10.40       $ 10.51      $ 11.58      $ 10.00
    ------       ------       ------       ------       ------       ------       -------      -------      -------

     (0.14)       (0.14)       (0.08)       (0.15)       (0.14)       (0.09)        (0.04)       (0.04)       (0.03)
      0.57         0.16         1.04         0.57         0.17         1.20          0.59         0.17         1.61
    ------       ------       ------       ------       ------       ------       -------      -------      -------
      0.43         0.02         0.96         0.42         0.03         1.11          0.55         0.13         1.58
    ------       ------       ------       ------       ------       ------       -------      -------      -------

     (0.05)       (1.20)         --         (0.05)       (1.20)         --          (0.05)       (1.20)        --
     (0.21)         --           --         (0.21)         --           --          (0.21)        --           --
    ------       ------       ------       ------       ------       ------       -------      -------      -------
     (0.26)       (1.20)         --         (0.26)       (1.20)         --          (0.26)       (1.20)        --
    ------       ------       ------       ------       ------       ------       -------      -------      -------
    $10.52       $10.35       $11.53       $10.50       $10.34       $11.51       $ 10.80      $ 10.51      $ 11.58
    ======       ======       ======       ======       ======       ======       =======      =======      =======
      4.13%        0.07%        9.08%        4.13%        0.17%       10.67%         5.23%        1.07%       15.80%
    ======       ======       ======       ======       ======       ======       =======      =======      =======

    $  499       $  106       $   53       $   98       $  111       $   53       $29,389      $23,472      $21,449
      2.09%        1.99%        1.95%(c)     2.08%        1.99%        1.95% (c)     1.08%        0.99%        0.95%(c)
                                                                      (1.28)%
     (1.34)%      (1.36)%      (1.28)%(c)   (1.34)%      (1.36)%         (c)        (0.34)%      (0.36)%      (0.28)%(c)
       137%         162%         247%         137%         162%         247%          137%         162%         247%
      2.09%        2.21%        2.13%(c)     2.08%        2.21%        2.13% (c)     1.08%        1.21%        1.13%(c)

See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                      A Shares
                                     ----------------------------------------------------------------------
                                      Year           Year           Year           Period          Year
                                      Ended          Ended          Ended          Ended           Ended
                                      6/30/98(f)     6/30/97(f)     6/30/96(f)     6/30/95(d,e,h)  12/31/94
                                      ----------     ----------     ----------     --------------  ---------
Net asset value, beginning of
  period  .........................   $ 18.02        $ 14.83        $12.02         $10.38          $10.68
                                      -------        -------        ------         ------          ------
Income from investment operations:
Net investment income/(loss)  .....      0.00 (g)       0.04          0.06           0.01            0.01
Net realized and unrealized
  gain/(loss) on investments  .....      4.37           3.90          3.20           1.63           (0.27)
                                      -------        -------        ------         ------          ------
Total from investment operations ..      4.37           3.94          3.26           1.64           (0.26)
                                      -------        -------        ------         ------          ------
Dividends from net investment
  income  .........................     (0.01)          --           (0.05)           --              --
Distributions from net realized
  gains  ..........................     (0.92)         (0.75)        (0.40)           --            (0.04)
                                      -------        -------        ------         ------          ------
Total distributions  ..............     (0.93)         (0.75)        (0.45)           --            (0.04)
                                      -------        -------        ------         ------          ------
Net asset value, end of period  ...   $ 21.46        $ 18.02        $14.83         $12.02          $10.38
                                      =======        =======        ======         ======          ======
Total return (b)  .................     25.02%         27.57%        27.56%         15.80%          (2.45)%
                                      =======        =======        ======         ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $32,311        $16,693        $9,544         $9,409          $2,829
Ratio of operating expenses to
  average net assets  .............      1.21%          1.25%         1.26%          1.65%(c)        1.75%
Ratio of net investment income to
  average net assets  .............      0.00%          0.25%         0.44%          0.28%(c)        0.04%
Portfolio turnover rate  ..........        34%            33%           54%            27%             48%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.39%          1.50%         1.51%          1.97%(c)        3.05%

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than 0.01 per share.

(h) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

See Notes to Financial Statements.


                                    B Shares
    ------------------------------------------------------------------------
    Year            Year            Year            Period          Year
    Ended           Ended           Ended           Ended           Ended
    6/30/98(f)      6/30/97(f)      6/30/96(f)      6/30/95(d,e,h)  12/31/94
    ----------      ----------      ----------      --------------  --------
    $  17.54        $ 14.56         $ 11.85         $ 10.27         $ 10.65
    --------        -------         -------         -------         -------

       (0.14)         (0.08)          (0.04)          (0.03)          (0.07)
        4.22           3.81            3.15            1.61           (0.27)
    --------        -------         -------         -------         -------
        4.08           3.73            3.11            1.58           (0.34)
    --------        -------         -------         -------         -------

        --             --              --              --              --
       (0.92)         (0.75)          (0.40)           --             (0.04)
    --------        -------         -------         -------         -------
       (0.92)         (0.75)          (0.40)           --             (0.04)
    --------        -------         -------         -------         -------
    $  20.70        $ 17.54         $ 14.56         $ 11.85         $ 10.27
    ========        =======         =======         =======         =======
       24.12%         26.61%          26.66%          15.38%          (3.21)%
    ========        =======         =======         =======         =======

    $102,700        $84,865         $66,630         $54,349         $46,549
        1.96%          2.00%           2.01%           2.40%(c)        2.50%
       (0.75)%        (0.50)%         (0.31)%         (0.47)%(c)      (0.71)%
          34%            33%             54%             27%             48%

        2.14%          2.25%           2.26%           2.72%(c)        2.89%

See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                 C Shares
                                 ------------------------------------------------------------------------
                                 Year            Year            Year            Period          Year
                                 Ended           Ended           Ended           Ended           Ended
                                 6/30/98(f)      6/30/97(f)      6/30/96(f)      6/30/95(d,e,h)  12/31/94
                                 ----------      ----------      ----------      --------------  --------
Net asset value, beginning of
  period  ....................   $ 17.56         $14.57          $11.86          $10.28          $10.66
                                 -------         ------          ------          ------          ------
Income from investment
  operations:
Net investment income/(loss)       (0.14)         (0.08)          (0.04)          (0.02)          (0.07)
Net realized and unrealized
  gain/(loss) on investments        4.23           3.82            3.15            1.60           (0.27)
                                 -------         ------          ------          ------          ------
Total from investment
  operations  ................      4.09           3.74            3.11            1.58           (0.34)
                                 -------         ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  ....................      --              --              --              --              --
Distributions from net
  realized gains  ............     (0.92)         (0.75)          (0.40)            --            (0.04)
                                 -------         ------          ------          ------          ------
Total distributions  .........     (0.92)         (0.75)          (0.40)            --            (0.04)
                                 -------         ------          ------          ------          ------
Net asset value, end of
  period  ....................   $ 20.73         $17.56          $14.57          $11.86          $10.28
                                 =======         ======          ======          ======          ======
Total return (b)  ............     24.09%         26.66%          26.64%          15.37%          (3.21)%
                                 =======         ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ....................   $14,411         $9,253          $5,605          $3,207          $2,071
Ratio of operating expenses
to average net assets  .......      1.96%          2.00%           2.01%           2.40%(c)        2.50%
Ratio of net investment
  income/(loss) to average
  net assets  ................     (0.75)%        (0.50)%         (0.31)%         (0.47)%(c)      (0.65)%
Portfolio turnover rate  .....        34%            33%             54%             27%             48%
Ratio of operating expenses
  to average net assets
  without waivers  ...........      2.14%          2.25%           2.26%           2.72%(c)        4.57%

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 4, 1993, April 29, 1993, September 20, 1993, and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than 0.01 per share.

(h) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

See Notes to Financial Statements.

                                   Y Shares
    ------------------------------------------------------------------------
    Year            Year            Year            Period          Year
    Ended           Ended           Ended           Ended           Ended
    6/30/98(f)      6/30/97(f)      6/30/96(f)      6/30/95(d,e,h)  12/31/94
    ----------      ----------      ----------      --------------  --------
    $  18.17        $  14.94        $  12.10        $ 10.43         $10.70
    --------        --------        --------        -------         ------

        0.05            0.08            0.09           0.00(g)        0.04
        4.38            3.94            3.22           1.67          (0.27)
    --------        --------        --------        -------         ------
        4.43            4.02            3.31           1.67          (0.23)
    --------        --------        --------        -------         ------

       (0.02)          (0.04)          (0.07)          --              --
       (0.92)          (0.75)          (0.40)          --            (0.04)
    --------        --------        --------        -------         ------
       (0.94)          (0.79)          (0.47)          --            (0.04)
    --------        --------        --------        -------         ------
    $  21.66        $  18.17        $  14.94        $ 12.10         $10.43
    ========        ========        ========        =======         ======
       25.28%          27.96%          27.85%         16.01%         (2.17)%
    ========        ========        ========        =======         ======

    $332,156        $176,027        $130,129        $87,604         $3,244
        0.96%           1.00%           1.01%          1.40%(c)       1.50%
        0.25%           0.50%           0.69%          0.53%(c)       0.29%
          34%             33%             54%            27%            48%

        1.14%           1.25%           1.26%          1.72%(c)       2.53%

See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                              A Shares
                                      ----------------------------------------------------------
                                      Year            Year            Year            Period
                                      Ended           Ended           Ended           Ended
                                      6/30/98(e)      6/30/97         6/30/96(e)      6/30/95(d)
                                      ----------      -------         ----------      ----------
Net asset value, beginning of
  period  .........................   $14.40          $11.22          $10.09          $10.00
                                      ------          ------          ------          ------
Income from investment operations:
Net investment income  ............     0.64            0.44            0.45            0.36
Net realized and unrealized gain
  on investments  .................     0.66            3.26            1.12            0.07
                                      ------          ------          ------          ------
Total from investment operations ..     1.30            3.70            1.57            0.43
                                      ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.62)          (0.48)          (0.44)          (0.34)
Distributions in excess of net
  investment income  ..............      --            (0.01)            --              --
Distributions from net realized
  gains  ..........................    (0.14)            --              --              --
Distributions from paid-in capital       --            (0.03)            --              --
                                      ------          ------          ------          ------
Total distributions  ..............    (0.76)          (0.52)          (0.44)          (0.34)
                                      ------          ------          ------          ------
Net asset value, end of period  ...   $14.94           14.40           11.22           10.09
                                      ======           =====           =====           =====
Total return (b)  .................     8.93%          33.51%          15.92%           4.45%
                                      ======           =====           =====           =====
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $4,099          $1,426          $  267          $  223
Ratio of operating expenses to
  average net assets  .............     1.28%           1.35%           1.25%           1.50%(c)
Ratio of net investment income to
  average net assets  .............     4.15%           3.80%           4.25%           5.03%(c)
Portfolio turnover rate  ..........       15%             15%             17%              3%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.28%           1.38%           1.52%           7.23%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares, Class C and Class Y Shares commenced operations on on September 30, 1994, October 3, 1994, January 5, 1996 and October 3, 1994,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                           B Shares                                               C Shares
    -------------------------------------------------------      ----------------------------------------
    Year           Year           Year           Period          Year            Year          Period
    Ended          Ended          Ended          Ended           Ended           Ended         Ended
    6/30/98(e)     6/30/97        6/30/96(e)     6/30/95(d)      6/30/98(e)      6/30/97       6/30/96(e)
    ----------     -------        ----------     ----------      ----------      -------       ----------
    $14.40          11.22          10.09          10.00           14.44           11.25         10.76

      0.53           0.36           0.38           0.30            0.53            0.36          0.18
      0.65           3.24           1.11           0.07            0.66            3.26          0.47
      1.18           3.60           1.49           0.37            1.19            3.62          0.65

     (0.51)         (0.38)         (0.36)         (0.28)          (0.51)          (0.39)        (0.16)
       --           (0.01)           --             --              --            (0.01)          --
     (0.14)           --             --             --            (0.14)            --            --
       --           (0.03)           --             --              --            (0.03)          --
     (0.65)         (0.42)         (0.36)         (0.28)          (0.65)          (0.43)        (0.16)
    $14.93         $14.40         $11.22         $10.09          $14.98          $14.44        $11.25
      8.12%         32.52%         15.05%          3.87%           8.17%          32.57%         6.08%

    $6,956         $4,606         $1,707         $1,496          $1,513          $  537        $    4
      2.03%          2.10%          2.00%          2.25%(c)        2.03%           2.10%         2.00%(c)
      3.40%          3.05%          3.50%          4.28%(c)        3.40%           3.05%         3.50%(c)
        15%            15%            17%             3%             15%             15%           17%
      2.03%          2.13%          2.27%          7.98%(c)        2.03%           2.13%         2.27%(c)

See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                             Y Shares
                                      ----------------------------------------------------------
                                      Year            Year            Year            Period
                                      Ended           Ended           Ended           Ended
                                      6/30/98(e)      6/30/97         6/30/96(e)      6/30/95(d)
                                      ----------      -------         ----------      ----------
Net asset value, beginning of
  period  .........................   $ 14.40         $ 11.22         $ 10.09         $10.00
                                      -------         -------         -------         ------
Income from investment operations:
Net investment income  ............      0.68            0.51            0.47           0.37
Net realized and unrealized gain
  on investments  .................      0.66            3.22            1.13           0.08
                                      -------         -------         -------         ------
Total from investment operations ..      1.34            3.73            1.60           0.45
                                      -------         -------         -------         ------
Less distributions:
Dividends from net investment
  income  .........................     (0.65)          (0.51)          (0.47)         (0.36)
Distributions in excess of net
  investment income  ..............      --             (0.01)           --              --
Distributions from net realized
  gains  ..........................     (0.14)           --              --              --
Distributions from paid-in capital       --             (0.03)           --              --
Total distributions  ..............     (0.79)          (0.55)          (0.47)         (0.36)
                                      -------         -------         -------         ------
Net asset value, end of period  ...   $ 14.95         $ 14.40         $ 11.22         $10.09
                                      =======         =======         =======         ======
Total return (b)  .................      9.24%          33.79%          16.20%          4.64%
                                      =======         =======         =======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $82,611         $48,206         $19,125         $4,989
Ratio of operating expenses to
  average net assets  .............      1.03%           1.10%           1.00%          1.25%(c)
Ratio of net investment income to
  average net assets  .............      4.40%           4.05%           4.50%          5.28%(c)
Portfolio turnover rate  ..........        15%             15%             17%             3%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.03%           1.13%           1.27%          6.98%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares, Class C and Class Y Shares commenced operations on on September 30, 1994, October 3, 1994, January 5, 1996 and October 3, 1994,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                               A Shares                      B Shares
                                      --------------------------      --------------------------
                                      Year            Period          Year            Period
                                      Ended           Ended           Ended           Ended
                                      6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
                                      ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $12.04          $10.22          $12.03          $10.76
                                      ------          ------          ------          ------
Income from investment operations:
Net investment income/(loss)  .....     0.08            0.09           (0.03)           0.05
Net realized and unrealized gain
  on investments  .................     2.82            1.77            2.83            1.24
                                      ------          ------          ------          ------
Total from investment operations ..     2.90            1.86            2.80            1.29
                                      ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.06)          (0.04)            --            (0.02)
Distribution from net realized
  capital gains  ..................    (0.64)            --            (0.64)            --
                                      ------          ------          ------          ------
Total distributions  ..............    (0.70)          (0.04)          (0.64)          (0.02)
                                      ------          ------          ------          ------
Net asset value, end of period  ...   $14.24          $12.04          $14.19          $12.03
                                      ======          ======          ======          ======
Total return (b)  .................    24.36%          18.20%          23.58%          12.03%
                                      ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $6,474          $1,164          $3,237          $  373
Ratio of operating expenses to
  average net assets  .............     1.27%           1.38%(c)        2.02%           2.13%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................     0.56%           1.93%(c)       (0.19)%          1.18%(c)
Portfolio turnover rate  ..........       53%             73%             53%             73%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.27%           1.51%(c)        2.02%           2.26%(c)

----------------
(a) The Munder Small-Cap Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

              C Shares                      Y Shares
    --------------------------      --------------------------
    Year            Period          Year            Period
    Ended           Ended           Ended           Ended
    6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
    ----------      ----------      ----------      ----------
    $12.02          $10.22          $ 12.04         $ 10.00
    ------          ------          -------         -------

     (0.03)           0.05             0.11            0.12
      2.83            1.78             2.84            1.96
    ------          ------          -------         -------
      2.80            1.83             2.95            2.08
    ------          ------          -------         -------

       --            (0.03)           (0.10)          (0.04)
     (0.64)            --             (0.64)           --
    ------          ------          -------         -------
     (0.64)          (0.03)           (0.74)          (0.04)
    ------          ------          -------         -------
    $14.18          $12.02          $ 14.25         $ 12.04
    ======          ======          =======         =======
     23.60%          17.92%           24.84%          20.86%
    ======          ======          =======         =======

    $1,932          $  197          $71,251         $18,271
      2.02%           2.13%(c)         1.02%           1.13%(c)
     (0.19)%          1.18%(c)         0.81%           2.18%(c)
        53%             73%              53%             73%
      2.02%           2.26%(c)         1.02%           1.26%(c)

See Notes to Financial Statements.


Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                      A Shares
                                      --------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98(f)      6/30/97(f)      6/30/96(f)      6/30/95(e)      2/28/95(d)
                                      ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $ 21.61         $ 21.08         $15.28          $13.89          $14.37
                                      -------         -------         ------          ------          ------
Income from investment operations:
Net investment loss  ..............     (0.13)          (0.12)         (0.12)          (0.02)          (0.07)
Net realized and unrealized
  gain/(loss) on investments  .....      2.59            3.64           7.16            1.41           (0.39)
                                      -------         -------         ------          ------          ------
Total from investment operations ..      2.46            3.52           7.04            1.39           (0.46)
                                      -------         -------         ------          ------          ------
Less distributions:
Distributions from net realized
  capital gains  ..................     (4.11)          (2.99)         (1.24)            --            (0.02)
                                      -------         -------         ------          ------          ------
Total distributions  ..............     (4.11)          (2.99)         (1.24)            --            (0.02)
                                      -------         -------         ------          ------          ------
Net asset value, end of period  ...   $ 19.96         $ 21.61         $21.08          $15.28          $13.89
                                      =======         =======         ======          ======          ======
Total return (b)  .................     12.41%          18.88%         48.28%          10.01%          (3.21)%
                                      =======         =======         ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $20,909         $11,646         $4,832          $2,871          $2,697
Ratio of operating expenses to
  average net assets  .............      1.20%           1.22%          1.21%           1.21%(c)        1.23%
Ratio of net investment loss to
  average net assets  .............     (0.57)%         (0.62)%        (0.66)%         (0.41)%(c)      (0.40)%
Portfolio turnover rate  ..........       123%             98%            98%             39%             45%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.20%           1.22%          1.28%           1.46%(c)        1.48%

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 28, 1994, September 26, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                                  B Shares                                                   C Shares
    ----------------------------------------------------------------------     ----------------------------------------
    Year           Year           Year           Period         Period         Year           Year           Period
    Ended          Ended          Ended          Ended          Ended          Ended          Ended          Ended
    6/30/98(f)     6/30/97(f)     6/30/96(f)     6/30/95(e)     2/28/95(d)     6/30/98(f)     6/30/97(f)     6/30/96(f)
    ----------     ----------     ----------     ----------     ----------     ----------     ----------     ----------

    $ 21.05        $20.74         $15.15         $13.81         $13.54         $21.32         $20.93         $17.05
    -------        ------         ------         ------         ------         ------         ------         ------

      (0.28)        (0.25)         (0.26)         (0.05)         (0.05)         (0.28)         (0.25)         (0.21)
       2.50          3.55           7.09           1.39           0.34           2.53           3.63           5.33
    -------        ------         ------         ------         ------         ------         ------         ------
       2.22          3.30           6.83           1.34           0.29           2.25           3.38           5.12
    -------        ------         ------         ------         ------         ------         ------         ------

      (4.11)        (2.99)         (1.24)           --           (0.02)         (4.11)         (2.99)         (1.24)
    -------        ------         ------         ------         ------         ------         ------         ------
      (4.11)        (2.99)         (1.24)           --           (0.02)         (4.11)         (2.99)         (1.24)
    -------        ------         ------         ------         ------         ------         ------         ------
    $ 19.16        $21.05         $20.74         $15.15         $13.81         $19.46         $21.32         $20.93
    =======        ======         ======         ======         ======         ======         ======         ======
      11.51%        18.06%         47.26%          9.70%          2.13%         11.50%         18.26%         31.97%
    =======        ======         ======         ======         ======         ======         ======         ======

    $14,013        $5,735         $  990         $   46         $   39         $6,319         $2,271         $   76
       1.95%         1.97%          1.96%          1.96%(c)       1.85%(c)       1.95%          1.97%          1.96%(c)
      (1.32)%       (1.37)%        (1.41)%        (1.16)%(c)     (1.02)%(c)     (1.32)%        (1.37)%        (1.41)%(c)
        123%           98%            98%            39%            45%           123%            98%            98%
       1.95%         1.97%          2.03%          2.21%(c)       2.10%(c)       1.95%          1.97%          2.03%(c)

See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period (Continued)
------------------------------------------------------------------------------

                                                                     Y Shares
                                      --------------------------------------------------------------------------
                                      Year            Year            Year            Period          Year
                                      Ended           Ended           Ended           Ended           Ended
                                      6/30/98(f)      6/30/97(f)      6/30/96(f)      6/30/95(e)      2/28/95(d)
                                      ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $  21.84        $  21.21        $  15.33        $ 13.93         $ 14.38
                                      --------        --------        --------        -------         -------
Income from investment operations:
Net investment loss  ..............      (0.07)          (0.07)          (0.07)         (0.01)          (0.02)
Net realized and unrealized
  gain/(loss) on investments  .....       2.60            3.69            7.19           1.41           (0.41)
                                      --------        --------        --------        -------         -------
Total from investment operations ..       2.53            3.62            7.12           1.40           (0.43)
                                      --------        --------        --------        -------         -------
Less distributions:
Distributions from net realized
  capital gains  ..................      (4.11)          (2.99)          (1.24)          --             (0.02)
                                      --------        --------        --------        -------         -------
Total distributions  ..............      (4.11)          (2.99)          (1.24)          --             (0.02)
                                      --------        --------        --------        -------         -------
Net asset value, end of period  ...   $  20.26        $  21.84        $  21.21        $ 15.33         $ 13.93
                                      ========        ========        ========        =======         =======
Total return (b)  .................      12.57%          19.26%          48.65%         10.05%          (3.00)%
                                      ========        ========        ========        =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
000's)  ...........................   $209,081        $152,772        $107,492        $79,968         $72,207
Ratio of operating expenses to
  average net assets  .............       0.95%           0.97%           0.96%          0.96%(c)        0.98%
Ratio of net investment loss to
  average net assets  .............      (0.32)%         (0.37)%         (0.41)%        (0.16)%(c)      (0.15)%
Portfolio turnover rate  ..........        123%             98%             98%            39%             45%
Ratio of operating expenses to
  average net assets without
  waivers  ........................       0.95%           0.97%           1.03%          1.21%(c)        1.23%

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 28, 1994, September 26, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                           A Shares
                                           ------------------------------------------
                                           Year            Year            Period
                                           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97(d)      6/30/96(d)
                                           ----------      ----------      ----------
Net asset value, beginning of period  ..   $13.98          $11.57          $10.38
                                           ------          ------          ------
Income from investment operations:
Net investment income/(loss)  ..........     0.10            0.08            0.05
Net realized and unrealized gain on
  investments  .........................     3.35            3.64            1.19
                                           ------          ------          ------
Total from investment operations  ......     3.45            3.72            1.24
                                           ------          ------          ------
Less distributions:
Dividends from net investment income  ..    (0.09)          (0.09)          (0.05)
Distributions from net realized gains ..    (1.15)          (1.22)            --
                                           ------          ------          ------
Total distributions  ...................    (1.24)          (1.31)          (0.05)
                                           ------          ------          ------
Net asset value, end of period  ........   $16.19          $13.98          $11.57
                                           ======          ======          ======
Total return (b)  ......................    25.53%          34.38%          11.95%
                                           ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $5,763          $1,587          $  424
Ratio of operating expenses to average
  net assets  ..........................     1.24%           1.27%           1.20%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............     0.61%           0.70%           0.64%(c)
Portfolio turnover rate  ...............       92%            139%            223%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.24%           1.31%           1.30%(c)

----------------
(a) The Munder Value Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, February 9, 1996 and August 18, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                  B Shares                                 C Shares                                   Y Shares
    --------------------------------------    --------------------------------------    --------------------------------------
    Year          Year          Period        Year          Year          Period        Year          Year          Period
    Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
    6/30/98(d)    6/30/97(d)    6/30/96(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
    $13.93        $11.55        $10.41        $13.93        $11.54        $11.35        $  14.00      $ 11.59       $ 10.00
    ------        ------        ------        ------        ------        ------        --------      -------       -------

     (0.02)        (0.01)        (0.01)        (0.02)        (0.01)        (0.01)           0.13         0.12          0.09
      3.36          3.61          1.16          3.34          3.62          0.23            3.38         3.63          1.56
    ------        ------        ------        ------        ------        ------        --------      -------       -------
      3.34          3.60          1.15          3.32          3.61          0.22            3.51         3.75          1.65
    ------        ------        ------        ------        ------        ------        --------      -------       -------

     (0.01)          --          (0.01)        (0.01)          --          (0.03)          (0.13)       (0.12)        (0.06)
     (1.15)        (1.22)          --          (1.15)        (1.22)          --            (1.15)       (1.22)         --
    ------        ------        ------        ------        ------        ------        --------      -------       -------
     (1.16)        (1.22)        (0.01)        (1.16)        (1.22)        (0.03)          (1.28)       (1.34)        (0.06)
    ------        ------        ------        ------        ------        ------        --------      -------       -------
    $16.11        $13.93        $11.55        $16.09        $13.93        $11.54        $  16.23      $ 14.00       $ 11.59
    ======        ======        ======        ======        ======        ======        ========      =======       =======
     24.93%        33.24%        11.09%        24.78%        33.36%         1.90%          26.12%       34.66%        16.52%
    ======        ======        ======        ======        ======        ======        ========      =======       =======

    $2,309        $  935        $  103        $1,179        $  527        $  348        $165,235      $80,004       $35,432
      1.99%         2.02%         1.95%(c)      1.99%         2.02%         1.95%(c)        0.99%        1.02%         0.95%(c)
     (0.14)%       (0.05)%       (0.11)%(c)    (0.14)%       (0.05)%       (0.11)%(c)       0.86%        0.95%         0.89%(c)
        92%          139%          223%           92%          139%          223%             92%         139%          223%
      1.99%         2.06%         2.05%(c)      1.99%         2.06%         2.05%(c)        0.99%        1.06%         1.05%(c)

See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                     A Shares                      B Shares
                                           --------------------------      --------------------------
                                           Year            Period          Year            Period
                                           Ended           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
                                           ----------      ----------      ----------      ----------
Net asset value, beginning of period  ..   $ 12.92         $10.18          $ 12.91         $11.13
                                           -------         ------          -------         ------
Income from investment operations:
Net investment income  .................      0.11           0.05             0.02           0.01
Net realized and unrealized gain/(loss)
  on investments  ......................     (3.73)          2.71            (3.71)          1.79
                                           -------         ------          -------         ------
Total from investment operations  ......     (3.62)          2.76            (3.69)          1.80
                                           -------         ------          -------         ------
Less distributions:
Dividends from net investment income  ..     (0.04)         (0.02)           (0.00)(e)      (0.02)
Distributions from net realized gains ..     (0.05)           --             (0.05)           --
Distributions in excess of net realized
  gains  ...............................     (0.22)           --             (0.22)           --
                                           -------         ------          -------         ------
Total distributions  ...................     (0.31)         (0.02)           (0.27)         (0.02)
                                           -------         ------          -------         ------
Net asset value, end of period  ........   $  8.99         $12.92          $  8.95         $12.91
                                           =======         ======          =======         ======
Total return (b)  ......................    (28.34)%        27.16%          (28.90)%        16.21%
                                           =======         ======          =======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $   632         $  532          $   511         $  134
Ratio of operating expenses to average
  net assets  ..........................      1.89%          1.79%(c)         2.64%          2.54%(c)
Ratio of net investment income to
  average net assets  ..................      0.93%          1.14%(c)         0.18%          0.39%(c)
Portfolio turnover rate  ...............        94%            46%              94%            46%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................      2.14%          5.43%(c)         2.89%          6.18%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

              C Shares                         Y Shares
    --------------------------      --------------------------
    Year            Period          Year            Period
    Ended           Ended           Ended           Ended
    6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
    ----------      ----------      ----------      ----------

    $ 12.92         $10.95          $ 12.92         $10.00
    -------         ------          -------         ------

       0.02           0.01             0.13           0.07
      (3.71)          1.96            (3.72)          2.88
    -------         ------          -------         ------
      (3.69)          1.97            (3.59)          2.95
    -------         ------          -------         ------

      (0.00)(e)      (0.00)(e)        (0.06)         (0.03)
      (0.05)           --             (0.05)           --
      (0.22)           --             (0.22)           --
    -------         ------          -------         ------
      (0.27)          0.00(e)         (0.33)         (0.03)
    -------         ------          -------         ------
    $  8.96         $12.92          $  9.00         $12.92
    =======         ======          =======         ======
     (28.88)%        18.03%          (28.12)%        29.51%
    =======         ======          =======         ======

    $   132         $   24          $14,332         $4,826
       2.64%          2.54% (c)        1.64%          1.54% (c)
       0.18%          0.39% (c)        1.18%          1.39% (c)
         94%            46%              94%            46%

       2.89%          6.18% (c)        1.89%          5.18% (c)

See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                   A Shares                       B Shares
                                           -----------------------         -----------------------
                                           Year            Period          Year            Period
                                           Ended           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97         6/30/98(d)      6/30/97
                                           ----------      -------         ----------      -------
Net asset value, beginning of period  ..   $10.89          $11.30          $10.85          $11.02
                                           ------          ------          ------          ------
Income from investment operations:
Net investment loss  ...................    (0.15)          (0.01)          (0.23)          (0.02)
Net realized and unrealized gain/(loss)
  on investments  ......................     1.08           (0.40)           1.07           (0.15)
                                           ------          ------          ------          ------
Total from investment operations  ......     0.93           (0.41)           0.84           (0.17)
                                           ------          ------          ------          ------
Less distributions:
Dividends from net investment income  ..      --              --              --              --
Distributions from net realized gains ..      --              --              --              --
                                           ------          ------          ------          ------
Total distributions  ...................      --              --              --              --
                                           ------          ------          ------          ------
Net asset value, end of period  ........   $11.82          $10.89          $11.69          $10.85
                                           ======          ======          ======          ======
Total return (b)  ......................     8.54%          (3.63)%          7.83%          (1.54)%
                                           ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $4,984          $  664          $8,664          $1,063
Ratio of operating expenses to average
  net assets  ..........................     1.62%           1.55%(c)        2.37%           2.30%(c)
Ratio of net investment loss to average
  net assets  ..........................    (1.20)%         (0.95)%(c)      (1.95)%         (1.70)%(c)
Portfolio turnover rate  ...............       47%             14%             47%             14%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................     2.40%           7.33%(c)        3.15%           8.08%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

            C Shares                       Y Shares
    -----------------------         -----------------------
    Year            Period          Year            Period
    Ended           Ended           Ended           Ended
    6/30/98(d)      6/30/97         6/30/98(d)      6/30/97
    ----------      -------         ----------      -------
    $10.86          $10.40          $10.89          $10.00
    ------          ------          ------          ------

     (0.23)          (0.01)          (0.11)          (0.03)
      1.06            0.47            1.06            0.92
    ------          ------          ------          ------
      0.83            0.46            0.95            0.89
    ------          ------          ------          ------

       --              --              --              --
       --              --              --              --
    ------          ------          ------          ------
       --              --              --              --
    ------          ------          ------          ------
    $11.69          $10.86          $11.84          $10.89
    ======          ======          ======          ======
      7.73%           4.42%           8.72%           8.90%
    ======          ======          ======          ======

    $3,378          $  164          $5,458          $2,086
      2.37%           2.30%(c)        1.37%           1.30%(c)
     (1.95)%         (1.70)%(c)      (0.95)%         (0.70)%(c)
        47%             14%             47%             14%

      3.15%           8.08%(c)        2.15%           7.08%(c)

See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                     A Shares                     B Shares
                                           --------------------------      --------------------------
                                           Year            Period          Year            Period
                                           Ended           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
                                           ----------      ----------      ----------      ----------
Net asset value, beginning of period  ..   $11.35          $10.10          $11.32          $ 9.85
                                           ------          ------          ------          ------
Income from investment operations:
Net investment income/(loss)  ..........     0.02            0.05           (0.06)           0.01
Net realized and unrealized gain on
  investments  .........................     0.61            1.20            0.61            1.46
                                           ------          ------          ------          ------
Total from investment operations  ......     0.63            1.25            0.55            1.47
                                           ------          ------          ------          ------
Less distributions:
Dividends from net investment income  ..    (0.02)            --              --              --
Distributions from net realized gains  .    (0.03)            --            (0.03)            --
Distributions in excess of net realized
  gains  ...............................    (0.01)            --            (0.01)            --
                                           ------          ------          ------          ------
Total distributions  ...................    (0.06)            --            (0.04)            --
                                           ------          ------          ------          ------
Net asset value, end of period  ........   $11.92          $11.35          $11.83          $11.32
                                           ======          ======          ======          ======
Total return (b)  ......................     5.60%          12.38%           4.88%          14.92%
                                           ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $1,601          $1,103          $  591          $  128
Ratio of operating expenses to average
  net assets  ..........................     1.62%           1.55%(c)        2.37%           2.30%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............     0.21%           1.01%(c)       (0.54)%          0.26%(c)
Portfolio turnover rate  ...............       38%             15%             38%             15%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................     1.82%           2.56%(c)        2.57%           3.31%(c)

----------------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

             C Shares                       Y Shares
    --------------------------      --------------------------
    Year            Period          Year            Period
    Ended           Ended           Ended           Ended
    6/30/98(d)      6/30/97(d)      6/30/98(d)      6/30/97(d)
    ----------      ----------      ----------      ----------

    $11.33          $10.03          $ 11.35         $ 10.00
    ------          ------          -------         -------

     (0.06)           0.01             0.05            0.07
      0.63            1.29             0.61            1.28
    ------          ------          -------         -------
      0.57            1.30             0.66            1.35
    ------          ------          -------         -------

       --              --             (0.03)           --
     (0.03)            --             (0.03)           --
     (0.01)            --             (0.01)           --
    ------          ------          -------         -------
     (0.04)            --             (0.07)           --
    ------          ------          -------         -------
    $11.86          $11.33          $ 11.94         $ 11.35
    ======          ======          =======         =======
      5.05%          12.96%            5.86%          13.50%
    ======          ======          =======         =======

    $  196          $   62          $64,643         $23,831
      2.37%           2.30%(c)         1.37%           1.30%(c)
     (0.54)%          0.26%(c)         0.46%           1.26%(c)
        38%             15%              38%             15%

      2.58%           3.31%(c)         1.57%           2.31%(c)

See Notes to Financial Statements.

[ This Page Intentionally Left Blank ]

The Munder Funds
Notes To Financial Statements, June 30, 1998
------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.


               EQUITY FUNDS
               MFI:
               Munder Micro-Cap Equity Fund
               Munder Mid-Cap Growth Fund
               Munder Multi-Season Growth Fund
               Munder Real Estate Equity Investment Fund
               Munder Small-Cap Value Fund
               Munder Value Fund

               MFT:
               Munder Accelerating Growth Fund
               Munder Balanced Fund
               Munder Growth & Income Fund
               Munder International Equity Fund
               Munder Small Company Growth Fund

               Framlington:
               Munder Framlington Emerging Markets Fund
               Munder Framlington Healthcare Fund
               Munder Framlington International Growth Fund

      The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act.

      On February 24, 1998, the Board of Trustees of the Munder Funds Trust approved a proposal for the reorganization of the Munder Accelerating Growth Fund (the "Fund"). If the reorganization is approved by the shareholders of the Fund, the Fund's assets will be acquired by the Munder Multi-Season Growth Fund, shareholders of the Fund will become shareholders of the Munder Multi-Season Growth Fund and the Fund will be terminated. A shareholder meeting to consider the reorganization has been scheduled in the Fall of 1998, and if approved the reorganization will be completed in the Fall of 1998.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor") under supervision of the Boards of Trustees and Directors.

      Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Forward Foreign Currency Contracts: Each Fund (except Munder Real Estate Equity Investment Fund) may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Equity Fund, Munder Framlington International Growth Fund, Munder Framlington Emerging Markets Fund and Munder Framlington Healthcare Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


      Future Contracts: Each Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Options: Each Equity Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Fund's Advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Mid-Cap Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Multi-Season Growth Fund and the Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      As determined at June 30, 1998, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


2. Investment Advisor, Sub-Advisor, Custodian, and Other Related Party Transactions

      Munder Capital Management serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                 Fees on Assets         Fees on Assets
                                               up to $500 Million   Exceeding $500 Million
                                               ------------------   ----------------------
Munder Multi-Season Growth Fund ............          1.00%                  0.75%

                                                 Fees on Assets         Fees on Assets
                                               up to $250 Million   Exceeding $250 Million
                                               ------------------   ----------------------
Munder Framlington Healthcare Fund
  and Munder Framlington International
  Growth Fund ..............................         1.00%                 0.75%

                                                Fees on Average
                                                Daily Net Assets
                                                ----------------
Munder Micro-Cap Equity Fund ...............         1.00%
Munder Accelerating Growth Fund,
  Munder Growth & Income Fund, Munder
  International Equity Fund, Munder
  Small-Cap Value Fund, and Munder
  Small Company Growth Fund ................         0.75%
Munder Mid-Cap Growth Fund, Munder
  Real Estate Equity Investment Fund and
  Munder Value Fund ........................         0.74%
Munder Balanced Fund .......................         0.65%
Framlington Emerging Markets Fund ..........         1.25%

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. The Funds have received an order from the Securities and Exchange Commission allowing the Funds to escrow advisory fees payable to the Advisor until a shareholder vote for the consideration of new advisory contracts can be taken. This vote is expected to occur in November 1998.

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


      The Advisor voluntarily waived fees and reimbursed expenses for the year ended June 30, 1998, for the following Funds:

                         Fund                       Fees Waived   Expenses Reimbursed
                         ----                       -----------   -------------------
Munder Micro-Cap Equity Fund .....................       --            $ 75,264
Munder Multi-Season Growth Fund ..................   $1,214,795            --
Munder Framlington Emerging Markets Fund .........       --             110,473
Munder Framlington Healthcare Fund ...............       --             112,541
Munder Framlington International Growth Fund .....       --             105,456

      Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Prior to November 1, 1997, Comerica provided custodian services and received fees, as compensation for its services based on the aggregate average daily net assets of the Fund and certain other investment portfolios advised by the Advisor for which Comerica provided services. These fees were computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. After November 1, 1997, no compensation was paid to Comerica for its services as custodian to the Fund. Comerica earned $352,625 for its custodian and shareholder services to the Munder Funds for the year ended June 30, 1998.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee consisting of a $30,000 annual retainer per year for services in such capacity plus $2,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Shareholder Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the year ended June 30, 1998, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                  Class A      Class B      Class C       Class K
                                  Shares       Shares       Shares        Shares
                                12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                ----------   ----------   ----------   ------------
The Funds ...................      0.25%        1.00%        1.00%         0.25%

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


4. Securities Transactions

      For the year ended June 30, 1998, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                    Cost of Purchases   Proceeds from Sales
                                                    -----------------   -------------------
Munder Accelerating Growth Fund .................      $131,132,420        $258,348,206
Munder Balanced Fund ............................        37,497,127          40,500,824
Munder Growth & Income Fund .....................       176,361,019         205,261,443
Munder International Equity Fund ................        88,825,899         133,847,376
Munder Micro-Cap Equity Fund ....................        96,234,154          49,131,212
Munder Mid-Cap Growth Fund ......................        54,115,469          47,763,344
Munder Multi-Season Growth Fund .................       291,571,646         208,714,369
Munder Real Estate Equity Investment Fund .......        52,092,300          11,674,540
Munder Small-Cap Value Fund .....................       136,427,074          66,104,671
Munder Small Company Growth Fund ................       482,806,852         457,660,934
Munder Value Fund ...............................       190,356,084         124,611,279
Munder Framlington Emerging Markets Fund ........        84,062,402          34,161,099
Munder Framlington Healthcare Fund ..............        23,933,631           6,307,746
Munder Framlington International Growth Fund ....        59,952,311          18,990,349

      For the year ended June 30, 1998, purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:

                                                    Cost of Purchases   Proceeds from Sales
                                                    -----------------   -------------------
Munder Accelerating Growth Fund ..................      $ 3,131,765            --
Munder Balanced Fund .............................       19,754,842         $25,064,768

      At June 30, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                       Tax Basis      Tax Basis
                                                      Unrealized     Unrealized
                                                     Appreciation   Depreciation
                                                     ------------   ------------
Munder Accelerating Growth Fund ..................   $ 42,005,020    $   238,794
Munder Balanced Fund .............................     15,877,073        432,204
Munder Growth & Income Fund ......................     55,938,516      2,058,912
Munder International Equity Fund .................     64,835,399     19,568,402
Munder Micro-Cap Equity Fund .....................      3,706,938      4,073,646
Munder Mid-Cap Growth Fund .......................      4,285,872      2,073,008
Munder Multi-Season Growth Fund ..................    248,679,074      2,546,124
Munder Real Estate Equity Investment Fund ........      8,942,301      1,414,503
Munder Small-Cap Value Fund ......................     29,053,803      7,654,815
Munder Small Company Growth Fund .................     48,878,064     23,557,156
Munder Value Fund ................................     26,706,225      1,658,699
Munder Framlington Emerging Markets Fund .........      3,103,034     15,011,950
Munder Framlington Healthcare Fund ...............      2,673,803      2,271,526
Munder Framlington International Growth Fund .....     12,868,507      6,518,897

The Munder Funds
Notes To Financial Statements, June 30, 1998
             (Continued)
------------------------------------------------------------------------------


5. Geographic and Industry Concentration

      The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying the Funds' shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Subsequent Event

      The Board of Directors of the Munder Funds, Inc. voted on August 4, 1998 to close and liquidate the Munder Mid-Cap Growth Fund effective September 15, 1998.

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities of the Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder International Equity Fund and Munder Small Company Growth Fund (five of the portfolios constituting The Munder Funds Trust), the Munder Micro-Cap Equity Fund, Munder Mid-Cap Growth Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund and Munder Value Fund (seven of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein (except for the financial highlights of the Munder Multi-Season Growth Fund for the year ended December 31, 1994). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 of the Munder Multi-Season Growth Fund were audited by other auditors whose report dated February 14, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 1998, the results of their operations for the year then ended and changes in their net assets and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.
                                              /s/ Ernst & Young LLP
Boston, Massachusetts
August 14, 1998

                   [ This Page Intentionally Left Blank ]

The Munder Funds
Tax Information, June 30, 1998 (Unaudited)
------------------------------------------------------------------------------

The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 1998, were as follows:

Munder Balanced Fund:
  Federal Home Loan Mortgage Corporation ............   0.5%
  Federal National Mortgage Association .............   3.1%
  Government National Mortgage Association ..........   0.3%
  U.S. Treasury Bonds ...............................   5.1%
  U.S. Treasury Notes ...............................   9.1%

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Accelerating Growth Fund .....................   15.9%
Munder Balanced Fund ................................   11.1%
Munder Growth & Income Fund .........................   31.0%
Munder International Equity Fund ....................    3.2%
Munder Micro-Cap Equity Fund ........................    2.9%
Munder Mid-Cap Growth Fund ..........................   13.5%
Munder Small-Cap Value Fund .........................    9.9%
Munder Small Company Growth Fund ....................    1.9%
Munder Value Fund ...................................   10.9%
Munder Framlington Emerging Markets Fund ............    0.3%
Munder Framlington International Growth Fund ........    0.9%

The following amounts have been designated as capital gain dividends for the purpose of the dividend paid deduction:

Munder Accelerating Growth Fund .....................   $ 3,701,350
Munder Balanced Fund ................................       573,112
Munder Multi-Season Growth Fund .....................     9,188,419
Munder Small Company Growth Fund ....................    19,158,171

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

ANNEQABCY98

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                       Annual
                                                                       Report



The Munder Funds
Investments                                                     JUNE 30, 1998
for all seasons


                                                      THE MUNDER INCOME FUNDS
                                                                         Bond
                                                            Intermediate Bond
                                                           International Bond
                                                       U.S. Government Income
                                                Michigan Triple Tax-Free Bond
                                                                Tax-Free Bond
                                                   Tax-Free Intermediate Bond
                                                          Short Term Treasury

                                                THE MUNDER MONEY MARKET FUNDS
                                                              Cash Investment
                                                                 Money Market
                                                        Tax-Free Money Market
                                                   U.S. Treasury Money Market

                                                (INSIDE FRONT COVER)

                                                "In our continuing
                                                efforts to address the
                                                investment needs and
                                                asset allocation objectives
                                                of our shareholders, we
                                                have added two new
                                                funds to the Munder
                                                Family of Funds..."


The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     We are pleased to present The Munder Funds 1998 annual report. In this report you will find information detailing each Fund's portfolio holdings and performance.

     In our continuing efforts to address the investment needs and asset allocation objectives of our shareholders, we have added two new funds to the Munder Family of Funds: the Munder Framlington Global Financial Services Fund and the Munder Growth Opportunities Fund. The Global Financial Services Fund provides investors with an opportunity to gain exposure to the dynamic financial services sector by taking advantage of the continuing consolidation of financial services companies in the U.S. market, as well as emergence of similar trends globally. The Growth Opportunities Fund is designed to bring our Growth at a Reasonable Price, or GARP, discipline to a fund investing in the mid-cap part of the market.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Funds.



     Very truly yours,

     /s/ Lee Munder
     --------------
     Lee Munder, President

Table of
  Contents
-----------------------------------------------------------------------------


FIXED INCOME FUNDS OVERVIEW
            iii   Munder Bond Fund
            iii   Munder Intermediate Bond Fund
            iv    Munder International Bond Fund
            iv    Munder U.S. Government Income Fund
            v     Munder Michigan Triple Tax-Free Bond Fund
            v     Munder Tax-Free Bond Fund
            vi    Munder Tax-Free Intermediate Bond Fund
            vi    Munder Short Term Treasury Fund
            vii   Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS --
                  Income Funds:
            1     Munder Bond Fund
            4     Munder Intermediate Bond Fund
            7     Munder International Bond Fund
            10    Munder U.S. Government Income Fund
            13    Munder Michigan Triple Tax-Free Bond Fund
            18    Munder Tax-Free Bond Fund
            24    Munder Tax-Free Intermediate Bond Fund
            32    Munder Short Term Treasury Fund
                  Money Market Funds:
            33    Munder Cash Investment Fund
            35    Munder Money Market Fund
            37    Munder Tax-Free Money Market Fund
            47    Munder U.S. Treasury Money Market Fund
            48    Financial Statements
            70    Financial Highlights
            107   Notes to Financial Statements
                  Report of Ernst & Young LLP, Independent Auditors

-----------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      The pattern of solid economic growth and low inflation that has been characteristic of the past several years continued during the Funds' fiscal year which ended June 30, 1998. Growth, however, appears to have slowed during the second quarter of 1998. The National Association of Purchasing Managers' Survey, an indicator of the pace of industrial activity, fell during the second quarter of 1998. For the first time in several months, the Index, at 49.6 for June, was below a level of 50. Any reading less than 50 implies a contraction in the manufacturing sector.

      While some of the slowing in industrial activity may be due to the strike at General Motors, the primary reason for a reduction in the pace of economic growth appears to be the fall off in foreign demand stemming from weakness in Southeast Asia. Surprisingly, second quarter of 1998 economic growth was over 5% considering there were significant declines in U.S. exports to Korea (-82% at an annual rate) and Japan (-27% at an annual rate.) There will undoubtedly be additional reductions in exports to the troubled Southeast Asian countries, as well as some acceleration in imports from that region. However, we believe that it is unlikely that the fallout from Southeast Asia will be powerful enough to derail the U.S. expansion.

      The reason for optimism is that domestic demand is likely to continue to be more than robust enough to offset the declines in foreign demand. The U.S. consumer is still benefiting from rising wages, low inflation and relatively low interest rates. Consumer spending accounts for close to 67% of U.S. economic activity. This compares to exports, which account for a much smaller 13% of economic activity.

      Even with solid economic growth during the first half of 1998, inflation remained subdued. As of June 1998, the Consumer Price Index was up only 1.68% from year-ago levels. This continued moderation in inflation, along with the weakness in Southeast Asian economies and financial markets, reduces the probability that the Federal Reserve will feel the need to hike interest rates in the near term, despite significant public discussion of this topic by various Federal Reserve Governors.

The Bond Market

      Interest rates fell modestly during the second quarter of 1998 and the gap between yields on shorter-term and longer-term securities narrowed. This was due to the fact that the decline in longer-term rates was greater than the decline in shorter-term rates. At the end of June 1998, there was little difference in yield from two-year notes through ten-year notes, with most maturities providing a yield just under 5.5%. Thirty-year Treasury bonds offered a yield of just over 5.6%. The Federal Funds rate is presently at 5.5%. Investors would have to anticipate a Federal Reserve easing of monetary policy for rates to fall from these levels. In fact, the market is vulnerable to an increase in rates if economic data remains strong or if inflation begins to rise.

      For the year ended June 30, 1998, the broad bond market provided a return of 10.5% and the intermediate segment of the market provided a return of 8.5%. Government securities were the best performing asset class. Heavy corporate supply, coupled with continuing unrest in the Far East and volatility in the domestic stock market, contributed to relatively poor performance for corporate bonds. Lower interest rates and faster than expected mortgage pre-payments (a response to lower interest rates) contributed to the relatively poor performance of mortgage-related bonds.

      During the second quarter of 1998, we slightly decreased the weighting in mortgage-backed securities, as robust performance earlier in the year provided an opportunity to scale back positions at attractive prices. Going forward, we plan to maintain our mortgage weighting and to slightly increase our corporate weighting, while maintaining the focus on very high quality securities.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

      [Please note: In some of the following commentary, the Munder bond funds are compared to various indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the various indices are not actively managed funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 10.72% return for the year ended June 30, 1998, compared to the 11.28% return for the Lehman Government/Corporate Bond Index and the 10.36% average return for the Lipper universe of corporate debt A rated funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, and one-year time periods ended June 30, 1998.

      The Fund benefited from a reduction in its weighting of mortgage-related securities. The performance of these securities suffered from the renewed decline in interest rates during the second quarter of 1998 and the corresponding acceleration of mortgage pre-payments. In an environment of renewed concerns over Asian markets, the high quality of the Fund also helped to boost performance.

      A key factor in the performance of the Fund for the fourth quarter of 1997 was its focus on high quality. The turmoil in the Southeast Asian financial and currency markets led to a flight to quality. Issuers paid dearly for perceived credit risk, as previously investment grade bonds issued by countries such as Korea moved to junk bond status. In this environment, the Fund's emphasis on quality was rewarded by the markets.

MUNDER INTERMEDIATE BOND FUND

Fund Managers: Anne K. Kennedy and James C. Robinson

      The Fund generated a return of 7.99% for the year ended June 30, 1998, relative to the 8.54% return for the Lehman Intermediate Government/Corporate Bond Index and 7.20% average return for the Lipper universe of short intermediate investment grade debt funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, and two-year time periods ended June 30, 1998.

      A resurgence in concerns over Southeast Asian financial markets and currencies caused a renewed flight to quality in the fixed income markets. Given the high quality of the Fund, this was a strong positive for Fund performance. In addition, a reduction in the weighting of mortgage- related securities during the second quarter of 1998 helped to boost returns. In the unsettled fixed income environment that characterized the fourth quarter of 1997, the high quality of the portfolio was awarded a premium by investors.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of 1.12% for the year ended June 30, 1998, relative to the 0.88% return for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 3.67% average return for the Lipper universe of international income funds. The Fund has earned above-average returns for the one-month and three-month time periods ended June 30, 1998.

      The Japanese yen fell to an eight year low against the U.S. dollar amid a relentless stream of negative reports on the Japanese economy. Coordinated intervention by the U.S. Treasury and the Bank of Japan halted the yen's free fall and calmed the currency markets but did little more. The effects of the sharp decline in the yen spilled over into the other Asian markets as well as China and Russia, resulting in further declines in their respective currency and equity markets. The major western bond markets benefited from this renewed bout of global anxiety which drove long-term interest rates to historical lows in the U.S., Germany, the U.K. and Japan.

      Although Japan was the main focus for the currency and bond market for the second quarter of 1998, its bond market return of (2.26)% for the second quarter of 1998 was eclipsed by Australia with a (4.93)% return. Declining commodity prices and renewed fears of imported deflation from the Asian economies impacted both Australia and Canada, which also had a negative bond market return for the second quarter of 1998. The core European markets experienced strong positive returns, benefiting from the Asian flight to quality and the low inflation environment.

      The Fund's strong performance for the second quarter of 1998, relative to the Salomon Brothers Non-U.S. $ World Government Bond Index and its Lipper universe, was primarily due to the Fund's underweighting of the Japanese yen and the overweighing of the core European countries. The Fund continues its underweighting in the yen and its overweighting in the core European countries. In addition, the Fund is underweighting the Anglo-dollar bloc currencies.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Managers: Peter G. Root and James C. Robinson

      The Fund exhibited a return of 9.97% for the year ended June 30, 1998, relative to the 11.26% return for the Lehman Government Bond Index and the 10.17% average return for the Lipper universe of general U.S. government funds. The Fund has earned above-average returns for the three-month, two-year, three-year, and ten-year time periods ended June 30, 1998.

      The Fund's relatively heavy weighting in government guaranteed mortgage-backed securities has added yield to the Fund. This has helped the Fund to achieve its goal of generating relatively high current income and bolstered its total returns as well, relative to other managed government bond funds.

      The performance of the Fund was held back during the fourth quarter of 1997 by the weak performance of mortgage-related government securities, which had a relatively heavy weighting in the Fund for that time period. The presence of mortgage securities in the portfolio had been a positive factor during much of the previous year, however, in the fourth quarter of 1997, the significant decline in interest rates led to investors' expectations that the rate of pre-payment for mortgage-related securities would accelerate significantly. The result of faster pre-payments is shorter maturities for mortgage-related securities, making them less attractive in a strong bond market environment.

MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND
MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Michigan Triple Tax-Free Bond Fund earned a return of 9.17% for the year ended June 30, 1998, relative to the 10.19% return of the Lehman Brothers 20 Year Municipal Bond Index and the 7.97% average return for the Lipper universe of Michigan municipal debt funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ended June 30, 1998.

      The Tax-Free Bond Fund earned a return of 8.70% for the year ended June 30, 1998, relative to the 7.97% return of the Lehman Brothers 20 Year Municipal Bond Index and the 8.39% average return for the Lipper universe of general municipal debt funds. The Fund has earned above-average returns for the three-month, one-year, and five-year periods ended June 30, 1998.

      The municipal yield curve became modestly steeper during the second quarter of 1998, with a widening of the gap between shorter-term and longer-term municipal yields. This was a result of a decline in short-term rates and a marginal increase in long-term rates. This slight change in yields, however, masked the volatility which occurred during the second quarter of 1998 as the market attempted to distribute a record volume of new municipal securities issuances.

      The large supply of new issues caused municipal prices, particularly those of longer-term insured bonds, to lag the rally in the taxable bond market. General obligation bonds were among the strongest of the tax-exempt bonds during the second quarter of 1998, outpacing the returns on revenue bonds. Water and sewer bonds and hospital bonds, which had been strong performers in prior quarters, lagged nearly all tax-exempt sectors during the second quarter of 1998. Longer-term and shorter-term municipal bonds simply earned their coupon during the second quarter of 1998. This was in sharp contrast to the taxable bond market where bonds showed solid price appreciation during the second quarter of 1998.

      The performance of both Funds was held back during the second quarter of 1998 by their overweighting in insured bonds. In addition, government-backed securities, on a risk-adjusted basis, underperformed other sectors of the municipal market. The Funds' heavier weighting in these quality sectors was a negative for their performance during the second quarter of 1998.

      The Michigan Triple Tax-Free Bond Fund, however, benefited from a large exposure to education-related bonds relative to other Michigan tax-exempt bond funds. This offset the negative impact of the overweighting of insured bonds and government-backed securities.

MUNDER TAX-FREE INTERMEDIATE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 5.70% for the year ended June 30, 1998, relative to the 6.51% return of the Lehman Mutual Fund Intermediate/Short Muni Bond Index and the 6.69% average return for the Lipper universe of intermediate municipal debt funds. The Fund has earned above- average returns for the one-month time period ended June 30, 1998.

      The municipal yield curve steepened during the second quarter of 1998, with a widening of the gap between short-term and long-term tax-exempt yields. This was a result of a decline in shorter-term rates. One-year notes were strong performers on a risk-adjusted basis, followed by three-year notes. The seven-year area of the maturity spectrum underperformed other intermediate-term maturities during the second quarter of 1998 after outperforming in the first quarter of 1998. There was little difference in returns, after adjusting for maturity, for five-year to fifteen-year bonds. Quality spreads (the difference in yields between higher and lower quality maturities) were unchanged for the second quarter of 1998 in the intermediate segment of the municipal market. General obligation bonds outperformed pre-refunded bonds.

      For the year ended June 30, the Fund's performance was held back by its heavy weighting in pre-refunded securities. The Fund's relatively short average maturity and its overweighting in high quality bonds also held back returns.

MUNDER SHORT TERM TREASURY FUND

Fund Manager: Sharon E. Fayolle

      The Fund exhibited a return of 5.81% for the year ended June 30, 1998, relative to the 6.42% return for the Merrill Lynch 0-3 Year Treasury Index and a 6.57% average return for the Lipper universe of short U.S. Treasury funds.

      Interest rates fell modestly during the second quarter of 1998 and the yield curve flattened, as the decline in long-term rates outpaced the decline in short-term rates. The market is presently priced higher than the Federal Funds rate of 5.5%. Investors would have to anticipate an easing by the Federal Reserve in order for rates to fall from these levels. The market, which has benefited from the continued economic instability yin Asia, is vulnerable to an increase in rates if economic data remains strong or if inflation increases.

      The Fund is a defensive fund, with the goal of providing higher returns than money market funds with minimal price volatility. Its structure tends to be more defensive than the average fund in its Lipper universe. The more conservative positioning of the Fund was not a relative negative during the second quarter of 1998, given the small difference in yields between shorter-term and longer-term maturities.

                      [ This Page Intentionally Left Blank]

Hypotheticals and Total Returns
-----------------------------------------------------------------------------

The following graphs represent the performance of the Funds since inception, which includes a period of time when the Funds were managed by Munder Capital Management (approximately forty-one months) and a period of time when the Funds were managed by the predecessor. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class(es) of each Fund shown in the line graph as well as certain other classes of shares offered by the Fund. These classes have different sales charges and expenses than the class(es) shown in the line graph, which affect performance. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.

Bond Fund

                          CLASS Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                              Lehman Gov't/Corp     Lipper Corp. Debt A
                Class Y           Bond Index        Rated Funds Average
                -------       ----------------      -------------------
 12/1/91      $10,000.00          $10,000.00          $10,000.00
12/31/91      $10,400.00          $10,337.00          $10,359.00
 1/31/92      $10,168.00          $10,184.00          $10,195.00
 2/29/92      $10,270.00          $10,238.00          $10,246.00
 3/31/92      $10,253.00          $10,182.00          $10,194.00
 4/30/92      $10,331.00          $10,242.00          $10,251.00
 5/31/92      $10,513.00          $10,441.00          $10,460.00
 6/30/92      $10,672.00          $10,594.00          $10,613.00
 7/31/92      $10,892.00          $10,865.00          $10,895.00
 8/31/92      $10,925.00          $10,962.00          $10,986.00
 9/30/92      $10,576.00          $11,112.00          $11,128.00
10/31/92      $10,381.00          $10,942.00          $10,944.00
11/30/92      $10,373.00          $10,933.00          $10,944.00
12/31/92      $10,518.00          $11,121.00          $11,128.00
 1/31/93      $10,727.00          $11,362.00          $11,365.00
 2/28/93      $10,962.00          $11,598.00          $11,621.00
 3/31/93      $11,049.00          $11,638.00          $11,663.00
 4/30/93      $11,135.00          $11,727.00          $11,739.00
 5/31/93      $11,099.00          $11,721.00          $11,745.00
 6/30/93      $11,343.00          $11,987.00          $12,007.00
 7/31/93      $11,404.00          $12,064.00          $12,102.00
 8/31/93      $11,671.00          $12,341.00          $12,381.00
 9/30/93      $11,730.00          $12,384.00          $12,418.00
10/31/93      $11,801.00          $12,434.00          $12,476.00
11/30/93      $11,659.00          $12,294.00          $12,310.00
12/31/93      $11,693.00          $12,347.00          $12,376.00
 1/31/94      $11,870.00          $12,533.00          $12,562.00
 2/28/94      $11,580.00          $12,261.00          $12,287.00
 3/31/94      $11,306.00          $11,961.00          $11,962.00
 4/30/94      $11,200.00          $11,862.00          $11,837.00
 5/31/94      $11,190.00          $11,840.00          $11,801.00
 6/30/94      $11,184.00          $11,812.00          $11,760.00
 7/31/94      $11,353.00          $12,048.00          $11,971.00
 8/31/94      $11,364.00          $12,053.00          $11,972.00
 9/30/94      $11,212.00          $11,870.00          $11,788.00
10/31/94      $11,179.00          $11,857.00          $11,758.00
11/30/94      $11,151.00          $11,836.00          $11,737.00
12/31/94      $11,224.00          $11,914.00          $11,823.00
 1/31/95      $11,416.00          $12,143.00          $12,027.00
 2/28/95      $11,661.00          $12,424.00          $12,299.00
 3/31/95      $11,727.00          $12,508.00          $12,389.00
 4/30/95      $11,880.00          $12,682.00          $12,560.00
 5/31/95      $12,329.00          $13,214.00          $13,069.00
 6/30/95      $12,416.00          $13,319.00          $13,156.00
 7/31/95      $12,395.00          $13,268.00          $13,102.00
 8/31/95      $12,539.00          $13,438.00          $13,287.00
 9/30/95      $12,667.00          $13,574.00          $13,429.00
10/31/95      $12,836.00          $13,774.00          $13,620.00
11/30/95      $13,019.00          $14,000.00          $13,832.00
12/31/95      $13,218.00          $14,207.00          $14,044.00
 1/31/96      $13,297.00          $14,295.00          $14,112.00
 2/29/96      $13,032.00          $13,992.00          $13,807.00
 3/31/96      $12,951.00          $13,874.00          $13,701.00
 4/30/96      $12,856.00          $13,779.00          $13,597.00
 5/31/96      $12,828.00          $13,756.00          $13,576.00
 6/30/96      $12,976.00          $13,940.00          $13,745.00
 7/31/96      $13,004.00          $13,973.00          $13,771.00
 8/30/96      $12,963.00          $13,938.00          $13,742.00
 9/30/96      $13,184.00          $14,186.00          $13,988.00
10/31/96      $13,461.00          $14,517.00          $14,309.00
11/30/96      $13,713.00          $14,784.00          $14,586.00
12/31/96      $13,577.00          $14,620.00          $14,430.00
 1/31/97      $13,583.00          $14,637.00          $14,458.00
 2/28/97      $13,608.00          $14,668.00          $14,504.00
 3/31/97      $13,449.00          $14,494.00          $14,313.00
 4/30/97      $13,636.00          $14,706.00          $14,508.00
 5/31/97      $13,738.00          $14,843.00          $14,637.00
 6/30/97      $13,882.00          $15,021.00          $14,827.00
 7/31/97      $14,272.64          $15,480.64          $15,283.67
 8/30/97      $14,125.63          $15,307.26          $15,101.80
 9/30/97      $14,329.04          $15,547.58          $15,338.89
10/31/97      $14,565.47          $15,796.34          $15,538.30
11/30/97      $14,628.10          $15,880.07          $15,605.11
12/31/97      $14,762.68          $16,046.81          $15,754.92
 1/31/98      $14,988.55          $16,273.07          $15,955.01
 2/28/98      $14,946.58          $16,240.52          $15,923.10
 3/31/98      $14,980.96          $16,290.87          $15,974.05
 4/30/98      $15,060.36          $16,372.32          $16,042.74
 5/31/98      $15,230.54          $16,547.50          $16,209.59
 6/30/98      $15,370.66          $16,716.29          $16,345.75



                              GROWTH OF A $10,000 INVESTMENT
                     ----------------------------------------------------

                                                    Lehman       Lipper Corp
Class and               With          Without   Gov't/Corp      Debt A Rated
Inception Date          Load             Load   Bond Index        Funds Avg.
--------------          ----         --------   ----------      ------------
Class A-- 12/9/92      $14,008.51*  $14,591.59   $16,715.26     $16,363.28
Class B-- 3/13/96      $11,355.97+  $11,655.97   $12,047.15     $11,825.82
Class C-- 3/25/96             N/A   $11,607.39   $12,047.15     $11,825.82
Class Y-- 12/1/91             N/A   $15,371.45   $16,715.26     $16,363.28

                     AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
   One           One     Five         Five       Since         Since
  Year          Year    Years        Years   Inception     Inception
w/load    w/out load   w/load   w/out load      w/load    w/out load
------    ----------   ------   ----------   ---------    ----------
6.02%*        10.45%    5.17%*        6.04%       6.25%*       7.03%
4.75%*         9.75%      N/A          N/A        5.68%+       6.89%
8.84%*         9.84%      N/A          N/A         N/A         6.79%
N/A           10.72%      N/A         6.27%        N/A         6.75%


------------------------------------------------------------------------------

 *Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining Contingent Deferred Sales Charge ("CDSC") schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

/TABLE

Intermediate Bond Fund

                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y



                            Lehman Int.Gov/Corp    Lipper Short Invst. Grade
              Class Y                Bond Index    Debt Funds Average
              -------       -------------------    -------------------------
 12/1/91     $10,000.00         $10,000.00             $10,000.00
12/31/91     $10,180.00         $10,244.00             $10,139.00
 1/31/92     $10,130.00         $10,151.00             $10,124.00
 2/29/92     $10,172.00         $10,191.00             $10,162.00
 3/31/92     $10,158.00         $10,151.00             $10,159.00
 4/30/92     $10,237.00         $10,240.00             $10,232.00
 5/31/92     $10,356.00         $10,399.00             $10,327.00
 6/30/92     $10,498.00         $10,553.00             $10,427.00
 7/31/92     $10,679.00         $10,763.00             $10,547.00
 8/31/92     $10,781.00         $10,870.00             $10,623.00
 9/30/92     $10,935.00         $11,018.00             $10,710.00
10/31/92     $10,814.00         $10,875.00             $10,650.00
11/30/92     $10,755.00         $10,837.00             $10,643.00
12/31/92     $10,871.00         $10,979.00             $10,725.00
 1/31/93     $11,058.00         $11,192.00             $10,847.00
 2/28/93     $11,246.00         $11,369.00             $10,952.00
 3/31/93     $11,295.00         $11,414.00             $10,996.00
 4/30/93     $11,377.00         $11,506.00             $11,058.00
 5/31/93     $11,339.00         $11,480.00             $11,060.00
 6/30/93     $11,510.00         $11,661.00             $11,149.00
 7/31/93     $11,547.00         $11,689.00             $11,189.00
 8/31/93     $11,730.00         $11,874.00             $11,287.00
 9/30/93     $11,780.00         $11,924.00             $11,323.00
10/31/93     $11,807.00         $11,956.00             $11,359.00
11/30/93     $11,699.00         $11,889.00             $11,357.00
12/31/93     $11,747.00         $11,943.00             $11,410.00
 1/31/94     $11,893.00         $12,076.00             $11,485.00
 2/28/94     $11,670.00         $11,897.00             $11,417.00
 3/31/94     $11,444.00         $11,701.00             $11,333.00
 4/30/94     $11,338.00         $11,621.00             $11,289.00
 5/31/94     $11,340.00         $11,629.00             $11,299.00
 6/30/94     $11,332.00         $11,631.00             $11,309.00
 7/31/94     $11,453.00         $11,798.00             $11,397.00
 8/31/94     $11,492.00         $11,835.00             $11,437.00
 9/30/94     $11,378.00         $11,726.00             $11,422.00
10/31/94     $11,368.00         $11,725.00             $11,441.00
11/30/94     $11,337.00         $11,672.00             $11,427.00
12/31/94     $11,393.00         $11,713.00             $11,408.00
 1/31/95     $11,554.00         $11,910.00             $11,515.00
 2/28/95     $11,761.00         $12,157.00             $11,647.00
 3/31/95     $11,824.00         $12,227.00             $11,709.00
 4/30/95     $11,948.00         $12,378.00             $11,814.00
 5/31/95     $12,304.00         $12,752.00             $12,014.00
 6/30/95     $12,363.00         $12,838.00             $12,081.00
 7/31/95     $12,358.00         $12,839.00             $12,119.00
 8/31/95     $12,470.00         $12,956.00             $12,199.00
 9/30/95     $12,563.00         $13,050.00             $12,266.00
10/31/95     $12,697.00         $13,195.00             $12,365.00
11/30/95     $12,852.00         $13,369.00             $12,470.00
12/31/95     $12,994.00         $13,509.00             $12,565.00
 1/31/96     $13,084.00         $13,626.00             $12,661.00
 2/29/96     $12,930.00         $13,466.00             $12,612.00
 3/31/96     $12,845.00         $13,396.00             $12,602.00
 4/30/96     $12,787.00         $13,349.00             $12,612.00
 5/31/96     $12,759.00         $13,339.00             $12,636.00
 6/30/96     $12,893.00         $13,480.00             $12,722.00
 7/31/96     $12,920.00         $13,521.00             $12,776.00
 8/30/96     $12,933.00         $13,532.00             $12,822.00
 9/30/96     $13,098.00         $13,720.00             $12,941.00
10/31/96     $13,308.00         $13,963.00             $13,077.00
11/30/96     $13,475.00         $14,147.00             $13,188.00
12/31/96     $13,401.00         $14,056.00             $13,191.00
 1/31/97     $13,455.00         $14,111.00             $13,254.00
 2/28/97     $13,476.00         $14,138.00             $13,298.00
 3/31/97     $13,372.00         $14,040.00             $13,285.00
 4/30/97     $13,529.00         $14,205.00             $13,388.00
 5/31/97     $13,630.00         $14,323.00             $13,476.00
 6/30/97     $13,744.00         $14,454.00             $13,570.00
 7/31/97     $13,992.08         $14,747.42             $13,787.12
 8/30/97     $13,944.51         $14,673.68             $13,747.14
 9/30/97     $14,086.74         $14,843.89             $13,883.23
10/31/97     $14,230.42         $15,008.66             $13,987.36
11/30/97     $14,258.89         $15,041.68             $14,015.33
12/31/97     $14,365.83         $15,162.01             $14,106.43
 1/31/98     $14,523.85         $15,360.64             $14,261.60
 2/28/98     $14,519.49         $15,348.35             $14,260.18
 3/31/98     $14,573.22         $15,397.46             $14,314.37
 4/30/98     $14,649.00         $15,474.45             $14,377.35
 5/31/98     $14,751.54         $15,587.41             $14,467.93
 6/30/98     $14,840.05         $15,687.17             $14,538.82







                                  GROWTH OF A $10,000 INVESTMENT
                       ----------------------------------------------------------

                                                   Lehman Int.      Lipper Short
Class and              With             Without    Gov't/Corp       Invst. Grade
Inception Date         Load                Load    Bond Index     Debt Funds Avg.
--------------         ----------    ----------    ----------     ---------------
Class A-- 11/24/92     $13,045.91*   $13,592.67    $14,841.19     $13,642.58
Class B-- 10/25/94     $12,321.56+   $12,621.56    $13,717.61     $12,673.16
Class C-- 4/19/96             N/A    $11,329.64    $12,048.65     $11,492.69
Class Y-- 12/1/91             N/A    $14,840.05    $15,687.17     $14,538.82



                     AVERAGE ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------

     One     One           Five   Five             Since          Since
     Year    Year         Years   Years        Inception      Inception
   w/load    w/out load  w/load   w/out load      w/load     w/out load
   ------    ----------  ------   ----------   ---------     ----------
   3.51%*      7.84%     4.12%*       4.98%       4.86%*        5.63%
   1.94%*      6.94%      N/A          N/A        5.83%+        6.53%
   5.69%*      6.69%      N/A          N/A         N/A          5.84%
    N/A        7.99%      N/A         5.19%        N/A          6.17%




International Bond Fund


                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                 Salomon Bros Non-US $   Lipper International
                    Class Y      World Gov't Bond        Income Funds Average
                    -------      ---------------------   --------------------
  10/2/96         $10,000.00          $10,000.00          $10,000.00
 10/31/96         $10,150.00          $10,169.00          $10,194.00
 11/30/96         $10,300.00          $10,285.00          $10,361.00
 12/31/96         $10,243.00          $10,212.00          $10,351.00
  1/31/97          $9,860.00           $9,797.00          $10,091.00
  2/28/97          $9,800.00           $9,683.00          $10,049.00
  3/31/97          $9,679.00           $9,622.00           $9,963.00
  4/30/97          $9,517.00           $9,426.00           $9,876.00
  5/31/97          $9,779.00           $9,773.00          $10,090.00
  6/30/97          $9,910.00           $9,894.00          $10,254.00
  7/31/97          $9,728.55           $9,635.77          $10,142.23
  8/30/97          $9,718.82           $9,679.13          $10,153.39
  9/30/97          $9,959.85           $9,914.33          $10,412.30
 10/31/97         $10,121.20          $10,136.41          $10,484.14
 11/30/97          $9,859.06           $9,876.92          $10,376.16
 12/31/97          $9,744.69           $9,777.16          $10,349.18
  1/31/98          $9,806.08           $9,843.65          $10,405.06
  2/28/98          $9,960.04           $9,982.44          $10,534.09
  3/31/98          $9,826.57           $9,817.73          $10,485.63
  4/30/98         $10,011.31          $10,033.72          $10,641.87
  5/31/98         $10,052.36          $10,017.67          $10,670.60
  6/30/98         $10,021.20           $9,981.60          $10,635.39


                              GROWTH OF A $10,000 INVESTMENT
                     ----------------------------------------------------

                                                                          Lipper
                                                   Salomon Bros.   International
Class and               With        Without              Non-US $   Income Funds
Inception Date          Load        Load       World Gov't Bond         Average
--------------          ----        ----       ----------------         -------
Class A-- 10/17/96     $9,597.04*    $10,000.92    $ 9,815.12        $10,408.85
Class B-- 6/9/97       $9,613.05+    $10,005.33    $10,520.32        $10,487.81
Class Y-- 10/2/96            N/A     $10,021.94    $ 9,980.68        $10,630.22



                     AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------

   One            One        Since        Since
  Year           Year    Inception    Inception
w/load     w/out load       w/load   w/out load
------     ----------       ------   ----------
(3.19)%*     0.86%       (2.38)%*    0.01%
(4.66)%*     0.26%       (3.65)%+    0.05%
  N/A        1.12%         N/A       0.13%

-------------------------------------------------------------------------
 *Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load for the Intermediate Bond Fund and 4.00% for the International Bond Fund.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-Federal corporations and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) Lehman Brothers Corporate Bond Index. The Salomon Brothers Non-U.S. World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (exluding the United States) and have a total market capitalization of at least $20 billion, Dm30 billion and Y2.5 trillion.


/TABLE

U.S. Government Income Fund


                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                           Lehman Gov't/Corp       Lipper U.S. Gov't Debt
               Class Y         Bond Index                  Funds Average
               -------     -----------------       ----------------------
   7/5/94      $10,000.00     $10,000.00               $10,000.00
  7/31/94      $10,130.00     $10,199.00               $10,168.00
  8/31/94      $10,128.00     $10,204.00               $10,165.00
  9/30/94       $9,978.00     $10,049.00               $10,009.00
 10/31/94       $9,957.00     $10,038.00                $9,982.00
 11/30/94       $9,935.00     $10,020.00                $9,962.00
 12/31/94      $10,002.00     $10,086.00               $10,034.00
  1/31/95      $10,161.00     $10,280.00               $10,213.00
  2/28/95      $10,385.00     $10,518.00               $10,442.00
  3/31/95      $10,451.00     $10,589.00               $10,494.00
  4/30/95      $10,577.00     $10,736.00               $10,623.00
  5/31/95      $10,991.00     $11,186.00               $11,033.00
  6/30/95      $11,075.00     $11,276.00               $11,103.00
  7/31/95      $11,035.00     $11,232.00               $11,048.00
  8/31/95      $11,167.00     $11,376.00               $11,185.00
  9/30/95      $11,276.00     $11,491.00               $11,301.00
 10/31/95      $11,430.00     $11,660.00               $11,462.00
 11/30/95      $11,607.00     $11,852.00               $11,636.00
 12/31/95      $11,751.00     $12,027.00               $11,807.00
  1/31/96      $11,795.00     $12,102.00               $11,860.00
  2/29/96      $11,578.00     $11,845.00               $11,582.00
  3/31/96      $11,507.00     $11,746.00               $11,475.00
  4/30/96      $11,444.00     $11,665.00               $11,385.00
  5/31/96      $11,426.00     $11,645.00               $11,344.00
  6/30/96      $11,582.00     $11,801.00               $11,477.00
  7/31/96      $11,600.00     $11,829.00               $11,496.00
  8/30/96      $11,593.00     $11,800.00               $11,455.00
  9/30/96      $11,783.00     $12,009.00               $11,650.00
 10/31/96      $12,059.00     $12,290.00               $11,909.00
 11/30/96      $12,240.00     $12,516.00               $12,128.00
 12/31/96      $12,119.00     $12,377.00               $11,987.00
  1/31/97      $12,136.00     $12,391.00               $12,001.00
  2/28/97      $12,185.00     $12,417.00               $12,015.00
  3/31/97      $12,042.00     $12,270.00               $11,860.00
  4/30/97      $12,229.00     $12,449.00               $12,038.00
  5/31/97      $12,330.00     $12,565.00               $12,138.00
  6/30/97      $12,480.00     $12,716.00               $12,281.00
  7/31/97      $12,816.84     $13,105.11               $12,622.41
  8/30/97      $12,695.08     $12,958.33               $12,487.35
  9/30/97      $12,884.23     $13,161.78               $12,674.66
 10/31/97      $13,077.50     $13,372.37               $12,871.12
 11/30/97      $13,081.42     $13,443.24               $12,923.89
 12/31/97      $13,209.62     $13,584.39               $13,057.01
  1/31/98      $13,373.42     $13,775.93               $13,224.14
  2/28/98      $13,352.02     $13,748.38               $13,192.40
  3/31/98      $13,409.43     $13,791.00               $13,225.38
  4/30/98      $13,455.02     $13,859.96               $13,278.28
  5/31/98      $13,615.14     $14,008.26               $13,408.41
  6/30/98      $13,724.06     $14,151.14               $13,530.43


                       GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------    -------------------------------------------

                                                     Lehman  Lipper U.S.       One         One       Since        Since
Class and            With             Without    Gov't/Corp   Gov't Debt      Year        Year   Inception    Inception
Inception Date       Load                Load    Bond Index   Funds Avg.    w/load   w/outload      w/load   w/out load
--------------       ----             -------    ----------   ----------    ------   ---------   ---------   ----------
Class A-- 7/28/94    $13,012.52*   $13,557.41   $15,438.20    $13,302.94    5.32%*     9.71%     6.94%*      8.06%
Class B-- 9/6/95     $11,607.64+   $11,907.64   $13,841.55    $12,114.86    3.89%*     8.89%     5.44%+      6.40%
Class C-- 8/12/96           N/A    $11,412.61   $13,312.27    $11,768.08    7.82%*     8.82%      N/A        7.26%
Class Y-- 7/5/94            N/A    $13,724.56   $15,746.79    $13,529.67      N/A      9.97%      N/A        8.26%


Michigan Triple Tax-Free Bond Fund
                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class A

           Class A-4.0%       Lehman Muni Bond   Lipper Michigan Muni
           Front-end Load       20 Yr. Index       Debt Funds Average
           --------------     ----------------   --------------------
 2/15/94    $9,600.00            $10,000.00        $10,000.00
 2/28/94    $9,407.00            $10,000.00        $10,000.00
 3/31/94    $8,940.00             $9,473.00         $9,854.00
 4/30/94    $9,010.00             $9,550.00         $9,636.00
 5/31/94    $9,075.00             $9,664.00         $9,723.00
 6/30/94    $9,012.00             $9,567.00         $9,661.00
 7/31/94    $9,181.00             $9,786.00         $9,834.00
 8/31/94    $9,206.00             $9,813.00         $9,861.00
 9/30/94    $9,060.00             $9,617.00         $9,696.00
10/31/94    $8,889.00             $9,363.00         $9,492.00
11/30/94    $8,721.00             $9,140.00         $9,291.00
12/31/94    $8,883.00             $9,431.00         $9,535.00
 1/31/95    $9,148.00             $9,800.00         $9,840.00
 2/28/95    $9,392.00            $10,155.00        $10,123.00
 3/31/95    $9,485.00            $10,272.00        $10,198.00
 4/30/95    $9,484.00            $10,270.00        $10,195.00
 5/31/95    $9,772.00            $10,657.00        $10,518.00
 6/30/95    $9,658.00            $10,493.00        $10,380.00
 7/31/95    $9,712.00            $10,548.00        $10,440.00
 8/31/95    $9,838.00            $10,693.00        $10,563.00
 9/30/95    $9,930.00            $10,778.00        $10,635.00
10/31/95   $10,086.00            $11,007.00        $10,816.00
11/30/95   $10,254.00            $11,251.00        $11,018.00
12/31/95   $10,362.00            $11,409.00        $11,140.00
 1/31/96   $10,426.00            $11,467.00        $11,201.00
 2/29/96   $10,298.00            $11,336.00        $11,103.00
 3/31/96   $10,114.00            $11,156.00        $10,913.00
 4/30/96   $10,048.00            $11,111.00        $10,865.00
 5/31/96   $10,036.00            $11,125.00        $10,859.00
 6/30/96   $10,166.00            $11,282.00        $10,979.00
 7/31/96   $10,274.00            $11,393.00        $11,084.00
 8/30/96   $10,262.00            $11,375.00        $11,081.00
 9/30/96   $10,425.00            $11,605.00        $11,244.00
10/31/96   $10,533.00            $11,744.00        $11,358.00
11/30/96   $10,747.00            $11,989.00        $11,557.00
12/31/96   $10,686.00            $11,918.00        $11,505.00
 1/31/97   $10,680.00            $11,905.00        $11,499.00
 2/28/97   $10,786.00            $12,033.00        $11,600.00
 3/31/97   $10,599.00            $11,843.00        $11,449.00
 4/30/97   $10,684.00            $11,975.00        $11,542.00
 5/31/97   $10,848.00            $12,190.00        $11,708.00
 6/30/97   $10,967.00            $12,344.00        $11,827.00
 7/31/97   $11,339.66            $12,758.76        $12,159.34
 8/30/97   $11,177.50            $12,601.83        $12,021.94
 9/30/97   $11,323.93            $12,775.73        $12,157.79
10/31/97   $11,412.25            $12,868.99        $12,229.52
11/30/97   $11,484.15            $12,973.23        $12,299.23
12/31/97   $11,703.50            $13,209.35        $12,492.32
 1/31/98   $11,812.34            $13,357.29        $12,598.51
 2/28/98   $11,785.17            $13,347.94        $12,597.25
 3/31/98   $11,782.82            $13,366.63        $12,603.55
 4/30/98   $11,721.54            $13,298.46        $12,530.45
 5/31/98   $11,930.19            $13,539.16        $12,728.43
 6/30/98   $11,973.14            $13,600.09        $12,772.98


                      GROWTH OF A $10,000 INVESTMENT                               AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------    --------------------------------------------

                                                             Lipper U.S.       One          One       Since        Since
Class and                With       Without     Lehman Muni    Muni Debt      Year         Year   Inception    Inception
Inception Date           Load          Load   20-Year Index   Funds Avg.    w/load   w/out load      w/load   w/out load
--------------     ----------    ----------   -------------  -----------    ------   ----------   ---------   ----------
Class A-- 2/15/94  $11,959.67*   $12,453.47   $13,649.47     $12,769.81     4.67%*    9.01%       4.18%*      5.15%
Class B-- 7/5/94   $12,593.07+   $12,893.07   $14,130.11     $13,218.69     3.23%*    8.23%       5.95%+      6.58%
Class C-- 10/4/96         N/A    $11,209.92   $11,767.44     $11,349.10     7.24%*    8.24%        N/A        6.79%
Class Y-- 1/3/94          N/A    $12,529.69   $13,412.75     $12,535.06       N/A     9.17%        N/A        5.15%

-------------------------------------------------------------------------
 *Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.


  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. Aggregate total returns are derived by dividing the initial investment into the value of shares held at the end of a period and subtracting one from the result.

  The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Brothers 20-year Municipal Bond Index is a performance benchmark for the long-term investment grade tax-exempt bond market.

Tax-Free Bond Fund
                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                   Lehman Muni        Lipper Muni
                  Class Y         20 Yr. Index      Debt Funds Average
                  -------         ------------      ------------------
 7/21/94        $10,000.00         $10,000.00        $10,000.00
 7/31/94        $10,070.00         $10,000.00        $10,000.00
 8/31/94        $10,110.00         $10,028.00        $10,025.00
 9/30/94         $9,992.00          $9,827.00         $9,860.00
10/31/94         $9,893.00          $9,568.00         $9,670.00
11/30/94         $9,717.00          $9,344.00         $9,465.00
12/31/94         $9,918.00          $9,637.00         $9,698.00
 1/31/95        $10,145.00         $10,014.00         $9,988.00
 2/28/95        $10,408.00         $10,377.00        $10,282.00
 3/31/95        $10,522.00         $10,496.00        $10,377.00
 4/30/95        $10,542.00         $10,494.00        $10,376.00
 5/31/95        $10,852.00         $10,890.00        $10,697.00
 6/30/95        $10,738.00         $10,723.00        $10,579.00
 7/31/95        $10,824.00         $10,779.00        $10,646.00
 8/31/95        $10,953.00         $10,927.00        $10,762.00
 9/30/95        $11,015.00         $11,013.00        $10,825.00
10/31/95        $11,162.00         $11,248.00        $10,991.00
11/30/95        $11,386.00         $11,497.00        $11,205.00
12/31/95        $11,512.00         $11,658.00        $11,332.00
 1/31/96        $11,577.00         $11,718.00        $11,389.00
 2/29/96        $11,482.00         $11,584.00        $11,299.00
 3/31/96        $11,289.00         $11,399.00        $11,120.00
 4/30/96        $11,204.00         $11,354.00        $11,070.00
 5/31/96        $11,194.00         $11,368.00        $11,077.00
 6/30/96        $11,317.00         $11,529.00        $11,178.00
 7/31/96        $11,417.00         $11,642.00        $11,278.00
 8/30/96        $11,396.00         $11,623.00        $11,272.00
 9/30/96        $11,529.00         $11,859.00        $11,433.00
10/31/96        $11,651.00         $12,001.00        $11,558.00
11/30/96        $11,876.00         $12,251.00        $11,761.00
12/31/96        $11,786.00         $12,178.00        $11,712.00
 1/31/97        $11,799.00         $12,166.00        $11,713.00
 2/28/97        $11,925.00         $12,296.00        $11,816.00
 3/31/97        $11,699.00         $12,102.00        $11,665.00
 4/30/97        $11,804.00         $12,236.00        $11,759.00
 5/31/97        $12,025.00         $12,457.00        $11,927.00
 6/30/97        $12,154.00         $12,613.00        $12,063.00
 7/31/97        $12,596.53         $13,036.80        $12,424.89
 8/30/97        $12,389.94         $12,876.44        $12,278.28
 9/30/97        $12,567.12         $13,054.14        $12,429.30
10/31/97        $12,651.32         $13,149.43        $12,506.36
11/30/97        $12,722.17         $13,255.94        $12,577.65
12/31/97        $12,980.43         $13,497.20        $12,777.63
 1/31/98        $13,121.91         $13,648.37        $12,897.74
 2/28/98        $13,073.36         $13,638.82        $12,890.00
 3/31/98        $13,038.06         $13,657.91        $12,892.58
 4/30/98        $12,906.38         $13,588.26        $12,812.65
 5/31/98        $13,187.74         $13,834.20        $13,020.21
 6/30/98        $13,211.48         $13,896.46        $13,063.18




                              GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------   ---------------------------------------------------
                                                            Lipper Muni       One          One       Since       Since
Class and            With        Without      Lehman Muni    Debt Funds      Year          Year   Inception   Inception
Inception Date       Load           Load    20-Year Index          Avg.    w/load    w/out load      w/load  w/out load
--------------       ----        -------    -------------   -----------    ------    ----------      ------  ----------
Class A-- 10/9/95  $11,368.73*  $11,845.58     $13,707.64      $12,067.19  4.17%*        8.54%        4.82%*     6.41%
Class B-- 12/6/94  $12,652.63+  $12,952.63     $14,875.10      $13,806.10  2.65%*        7.65%        6.82%+     7.52%
Class Y-- 7/21/94         N/A   $13,210.83     $13,898.70      $13,075.47   N/A          8.70%         N/A       7.31%

Tax-Free Intermediate Bond Fund

                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                   Lehman Muni         Lipper Intermediate Muni
              Class Y            5 Yr. G/O Index        Debt Funds Average
              -------            ---------------        -----------------------
12/17/92      $10,000.00           $10,000.00            $10,000.00
12/31/92      $10,038.00           $10,070.00            $10,000.00
 1/31/93      $10,115.00           $10,178.76            $10,115.00
 2/28/93      $10,368.00           $10,444.42            $10,421.00
 3/31/93      $10,266.00           $10,326.40            $10,306.00
 4/30/93      $10,311.00           $10,392.49            $10,391.00
 5/31/93      $10,334.00           $10,428.86            $10,431.00
 6/30/93      $10,447.00           $10,569.65            $10,579.00
 7/31/93      $10,451.00           $10,577.05            $10,578.00
 8/31/93      $10,581.00           $10,720.90            $10,768.00
 9/30/93      $10,647.00           $10,798.09            $10,890.00
10/31/93      $10,661.00           $10,814.29            $10,911.00
11/30/93      $10,624.00           $10,782.92            $10,842.00
12/31/93      $10,747.00           $10,930.65            $11,026.00
 1/31/94      $10,840.00           $11,033.40            $11,138.00
 2/28/94      $10,642.00           $10,827.07            $10,903.00
 3/31/94      $10,402.00           $10,585.63            $10,599.00
 4/30/94      $10,488.00           $10,692.55            $10,654.00
 5/31/94      $10,548.00           $10,752.42            $10,737.00
 6/30/94      $10,505.00           $10,727.69            $10,701.00
 7/31/94      $10,609.00           $10,844.62            $10,838.00
 8/31/94      $10,657.00           $10,896.68            $10,882.00
 9/30/94      $10,572.00           $10,814.95            $10,771.00
10/31/94      $10,476.00           $10,754.39            $10,650.00
11/30/94      $10,339.00           $10,685.56            $10,494.00
12/31/94      $10,494.00           $10,779.60            $10,661.00
 1/31/95      $10,664.00           $10,883.08            $10,874.00
 2/28/95      $10,891.00           $11,040.88            $11,112.00
 3/31/95      $10,985.00           $11,216.43            $11,210.00
 4/30/95      $11,013.00           $11,246.72            $11,232.00
 5/31/95      $11,268.00           $11,493.02            $11,498.00
 6/30/95      $11,265.00           $11,502.22            $11,450.00
 7/31/95      $11,382.00           $11,663.25            $11,562.00
 8/31/95      $11,478.00           $11,781.05            $11,676.00
 9/30/95      $11,482.00           $11,816.39            $11,729.00
10/31/95      $11,553.00           $11,866.02            $11,847.00
11/30/95      $11,660.00           $11,966.88            $11,983.00
12/31/95      $11,723.00           $12,032.70            $12,061.00
 1/31/96      $11,830.00           $12,175.89            $12,160.00
 2/29/96      $11,781.00           $12,134.49            $12,122.00
 3/31/96      $11,676.00           $12,070.17            $11,991.00
 4/30/96      $11,661.00           $12,052.07            $11,970.00
 5/31/96      $11,645.00           $12,037.61            $11,969.00
 6/30/96      $11,709.00           $12,123.07            $12,042.00
 7/31/96      $11,795.00           $12,203.09            $12,151.00
 8/30/96      $11,791.00           $12,228.71            $12,152.00
 9/30/96      $11,879.00           $12,320.43            $12,259.00
10/31/96      $11,967.00           $12,435.01            $12,377.00
11/30/96      $12,124.00           $12,607.85            $12,562.00
12/31/96      $12,094.00           $12,588.94            $12,526.00
 1/31/97      $12,125.00           $12,622.93            $12,555.00
 2/28/97      $12,215.00           $12,712.56            $12,647.00
 3/31/97      $12,058.00           $12,568.90            $12,515.00
 4/30/97      $12,101.00           $12,631.75            $12,582.00
 5/31/97      $12,251.00           $12,769.43            $12,735.00
 6/30/97      $12,341.00           $12,792.00            $12,850.00
 7/31/97      $12,573.50           $13,017.14            $13,130.13
 8/30/97      $12,496.81           $12,950.75            $13,022.46
 9/30/97      $12,599.28           $13,066.01            $13,156.59
10/31/97      $12,653.46           $13,133.96            $13,217.11
11/30/97      $12,683.83           $13,174.67            $13,266.02
12/31/97      $12,804.32           $13,287.97            $13,431.84
 1/31/98      $12,919.56           $13,408.89            $13,544.67
 2/28/98      $12,924.73           $13,430.35            $13,550.09
 3/31/98      $12,918.27           $13,442.44            $13,551.44
 4/30/98      $12,860.13           $13,385.98            $13,479.62
 5/31/98      $13,000.31           $13,546.61            $13,669.68
 6/30/98      $13,043.21           $13,592.67            $13,707.96




                              GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------

                                                                  Lipper
                                             Lehman Muni    Intermediate
Class and                With      Without        5 Year       Muni Debt
Inception Date           Load         Load     G/O Index      Funds Avg.
--------------           ----         ----     ---------      ----------
Class A-- 11/30/92  $12,392.41*  $12,905.28    $13,688.21      $13,880.58
Class B-- 5/16/96   $10,654.65+  $10,954.65    $11,357.56      $11,436.47
Class Y-- 12/17/92         N/A   $13,043.21    $13,593.06      $13,709.92




                         AVERAGE ANNUAL TOTAL RETURNS
      ----------------------------------------------------------------
      One         One      Five          Five      Since        Since
     Year        Year     Years         Years  Inception    Inception
   w/load   w/out load    w/load   w/out load     w/load   w/out load
   ------   ----------    ------   ----------     ------   ----------
   1.26%*      5.44%      3.43%*     4.27%       3.92%*       4.67%
  (0.32)%*     4.68%       N/A        N/A        3.03%+       4.38%
    N/A        5.70%       N/A       4.51%        N/A         4.89%

-------------------------------------------------------------------------
 *Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares, of 5.00% for Class B Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The Lehman Brothers 20-year Municipal Bond Index is a performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Brothers Municipal Bond 5-year Government/Obligation Index is an unmanaged index that includes state and local government bonds secured by the taxing power of the issuer with four to six-year maturities.


Short Term Treasury Fund
                          CLASS Y SHARE HYPOTHETICAL
     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                          Merrill Lynch    Lipper Short
                          0-3 Year Tsy.       U.S. Tsy.
                Class Y           Index      Funds Avg.
                -------   -------------    ------------
 1/29/97      $10,000.00     $10,000.00     $10,000.00
 1/31/97      $10,010.00     $10,000.00     $10,039.00
 2/28/97      $10,040.53     $10,028.00     $10,056.07
 3/31/97      $10,045.05     $10,038.03     $10,026.90
 4/30/97      $10,111.55     $10,109.30     $10,110.13
 5/31/97      $10,164.73     $10,170.96     $10,173.82
 6/30/97      $10,229.79     $10,233.01     $10,240.97
 7/31/97      $10,304.57     $10,323.06     $10,374.10
 8/30/97      $10,330.54     $10,344.74     $10,357.50
 9/30/97      $10,399.34     $10,414.05     $10,437.25
10/31/97      $10,454.45     $10,480.70     $10,517.62
11/30/97      $10,489.58     $10,512.14     $10,539.71
12/31/97      $10,540.14     $10,577.31     $10,607.16
 1/31/98      $10,616.66     $10,665.11     $10,708.99
 2/28/98      $10,631.63     $10,683.24     $10,702.57
 3/31/98      $10,671.29     $10,729.17     $10,736.81
 4/30/98      $10,730.62     $10,779.60     $10,789.42
 5/31/98      $10,773.65     $10,833.50     $10,844.45
 6/30/98      $10,824.14     $10,887.67     $10,897.59



                      GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------    --------------------------------------------
                                         Merrill Lynch    Lipper Short       One          One       Since        Since
Class and          With      Without     0-3 Year Tsy.       U.S. Tsy.      Year         Year   Inception    Inception
Inception Date     Load         Load             Index      Funds Avg.    w/load   w/out load      w/load   w/out load
--------------     ----   ----------     -------------    ------------    ------   ----------   ---------   ----------
Class Y--1/29/97   N/A    $10,824.14     $10,887.67        $10,897.59     N/A      5.81%         N/A        5.74%

-------------------------------------------------------------------------
  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The Merrill Lynch 0-3 Year Treasury Index is a weighted composite of the Merrill Lynch 0-12 Month Treasury Index, which is made up of all Treasury notes and bonds with maturities of less than one year, and the Merrill Lynch 1-3 Year Treasury Index, which consists of all Treasury securities with maturities of one to three years.


Munder Bond Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                                 Value
------                                                 -----

ASSET BACKED SECURITIES -- 9.4%
$1,900,000  Advanta Mortgage Loan Trust,
            Series 1997-2, Class A2,
            7.050% due 05/25/2021                  $ 1,930,039
2,500,000 Banc One Credit Card Master
            Trust, Series 1994-C, Series A,
            7.800% due 12/15/2000                    2,520,550
          Merrill Lynch Mortgage
            Investors, Inc., Class A:
  396,000   Series 87-C,
            10.100% due 11/15/2007                     403,053
   17,697   Series 89-B,
            10.800% due 04/15/2009                      17,917
5,500,000 Residential Accredit Loans,
            Inc., Series 1997 QS5 Class A 5,
            7.250% due 06/25/2027                    5,524,063
          Standard Credit Card Master
            Trust, Class A,
6,000,000   Series 1995-10,
            5.900% due 02/07/2001                    6,006,540
5,940,000   Series 1994-2,
            7.250% due 04/07/2008                    6,413,477
2,300,000   Union Acceptance Corporation,
            Class A3, Series 1996-C, 6.630% due
            10/08/2003+                              2,342,780
                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $24,839,952)                                25,158,419
                                                  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) -- 4.1%
  754,457 CMO Trust, Class F, Series 60,
            9.000% due 08/01/2016                      757,234
5,000,000 Federal Home Mortgage
            Corporation, Series #1541,
            Class F,
            6.250% due 05/15/2019                    5,001,800
1,925,000 Federal Home Mortgage
            Corporation, Series 1702-A,
            Class PD,
            6.500% due 04/15/2022                    1,953,528
$3,066,000  Federal Home Mortgage
            Corporation, Series 1752
            Class K,
            8.000% due 07/15/2007                  $ 3,162,426
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO)
  (Cost $10,795,962)                                10,874,988
                                                  ------------
CORPORATE BONDS AND NOTES -- 46.7%
    Drugs -- 2.5%
6,000,000 Eli Lilly and Company,
            8.375% due 02/07/2005                    6,701,250
                                                  ------------
    Finance -- 17.3%
5,072,000 ACC Consumer Finance
            Corporation,
            10.250% due 12/01/2003                   5,534,820
4,000,000 AT&T Capital Corporation, MTN,
            6.490% due 05/17/1999                    4,016,520
   20,593 Bank of America National Trust,
            9.000% due 03/01/2008                       21,200
3,830,000 Block Financial Corporation,
            6.750% due 11/01/2004                    3,912,652
4,500,000 Countrywide Capital III,
            Subordinated Capital Income,
            Secs Series B,
            8.050% due 06/15/2027++                  5,071,275
2,500,000 Ford Motor Credit Company,
            6.500% due 02/28/2002                    2,538,500
4,600,000 General Electric Capital
            Corporation,
            8.850% due 04/01/2005++                  5,341,474
5,500,000 GMAC, Senior Note,
            6.375% due 12/01/2001                    5,543,725
3,540,000 Liberty Mutual Capital
            Corporation, MTN,
            8.100% due 01/14/2005++                  3,885,433
4,520,000 Pitney Bowes Credit Corporation,
            8.625% due 02/15/2008                    5,314,390
4,850,000 Transamerica Capital III,
            7.625% due 11/15/2037                    5,179,606
                                                  ------------
                                                    46,359,595
                                                  ------------
    Finance -- Foreign -- 7.4%
$5,250,000  Abbey National Plc,
            6.700% due 06/29/2049                  $ 5,286,120
4,800,000 Abbey National Treasury,
            6.375% due 03/18/2002+                   4,850,400
4,500,000 Swedish Export Credit Corp.,
            6.010% due 06/19/2000                    4,511,250
5,000,000 Westdeutsche Landesbank,
            6.750% due 06/15/2005                    5,190,500
                                                  ------------
                                                    19,838,270
                                                  ------------
    Government Agency -- Foreign -- 2.2%
5,015,000   British Columbia Hydro Power
            Corporation,
            12.500% due 01/15/2014                   5,381,898
  401,000   Manitoba Province Canada,
            9.500% due 09/15/1998                      403,895
                                                  ------------
                                                     5,785,793
                                                  ------------
    Industrial -- 7.7%
3,895,000 Anheuser Busch Companies,
            9.000% due 12/01/2009                    4,717,390
6,725,000 Harris Corporation Delaware,
            6.350% due 02/01/2028                    6,726,816
4,500,000 Racers-Kellogg, Series 1998 144A,
            5.750% due 02/02/2001++                  4,483,845
4,400,000 Wal-Mart Stores,
            8.625% due 04/01/2001                    4,700,476
                                                  ------------
                                                    20,628,527
                                                  ------------
    Industrial -- Foreign -- 1.7%
4,600,000 Investor A/B,
            6.250% due 04/07/2003                    4,602,875
                                                  ------------
    Supranational -- 1.5%
3,950,000 African Development Bank,
            6.750% due 07/30/1999                    3,987,090
                                                  ------------
    Transportation -- 0.4%
1,000,000 Consolidated Rail Corporation,
            MTN,
            7.000% due 07/01/1999                    1,010,670
                                                  ------------
    Utility -- Electric --  6.0%
$2,500,000  Montana Power Company,
            Series A, MTN,
            8.680% due 02/07/2022                  $ 2,811,475
4,100,000 National Rural Utilities
            Cooperative Finance, Note,
            6.125% due 05/15/2005                    4,122,386
8,700,000 Puget Sound Energy, Inc.,
            7.020% due 12/01/2027                    9,010,155
                                                  ------------
                                                    15,944,016
                                                  ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $124,181,786)                              124,858,086
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  --  16.4%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 0.7%
          FHLMC:
1,473,201 Pool #E62394, Gold,
            7.500% due 09/01/2010                    1,513,243
  422,453 Pool #200021,
            10.500% due 11/01/2000                     444,340
                                                  ------------
                                                     1,957,583
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 9.9%
          FNMA:
6,150,000 Remic Trust 1993 183 Class H,
            6.500% due 03/25/2022                    6,239,667
2,510,000   Remic Trust 1997 G1 Class K,
            6.750% due 02/18/2004                    2,580,380
4,400,000 Pool #380137,
            7.280% due 03/01/2008                    4,752,000
5,816,000 Remic Trust 1990-41 Class D,
            9.500% due 04/25/2020                    6,219,049
2,955,342 Pool #303105,
            11.000% due 11/01/2020                   3,256,817
2,983,105 Pool #100081,
            11.500% due 08/01/2016                   3,346,685
                                                  ------------
                                                    26,394,598
                                                  ------------
    Government Agency -- Debentures -- 1.8%
$4,600,000 Tennessee Valley Authority:
            6.375% due 06/15/2005                  $ 4,772,224
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 4.0%
          GNMA:
4,222,364 Pool #371438,
            6.500% due 01/15/2024                    4,215,145
1,887,403 Pool #780584,
            7.000% due 06/15/2027                    1,924,321
4,402,692 Pool #780799,
            8.000% due 05/15/2028                    4,562,289
                                                  ------------
                                                    10,701,755
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $43,404,512)                                43,826,160
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 20.6%
    U.S. Treasury Bonds -- 10.7%
24,725,000  6.875% due 08/15/2025                   28,618,198
                                                  ------------
    U.S. Treasury Notes -- 9.9%
5,000,000  5.500% due 02/28/2003                     4,996,100
6,500,000  6.250% due 02/15/2007                     6,803,875
1,450,000  7.500% due 11/15/2001                     1,534,825
11,590,000 7.875% due 11/15/2004                    13,011,282
                                                  ------------
                                                    26,346,082
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $53,865,833)                                54,964,280
                                                  ------------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $3,389,000)
$3,389,000  Agreement with State Street Bank
            and Trust Company, 5.800% dated
            06/30/1998, to be repurchased at
            $3,389,546 on 07/01/1998,
            collateralized by $2,130,000
            U.S. Treasury Note, 13.250%
            maturing 05/15/2014
            (value $3,458,722)                     $ 3,389,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $45,996,125)                 17.2%          45,996,125
                                     ----         ------------
TOTAL INVESTMENTS
  (Cost $306,473,170*)              115.7%         309,067,058
OTHER ASSETS AND
  LIABILITIES (Net)                 (15.7)        (42,081,470)
                                     ----         ------------
NET ASSETS                          100.0%        $266,985,588
                                     ====         ============

---------
*  Aggregate cost for Federal tax purposes is $306,649,861.
** As of June 30, 1998, the market value of the securities on loan is $45,194,983. Collateral received for securities loaned includes $7,052,500 in U.S. government securities and the remaining $38,943,625 invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Floating rate note. The interest shown reflects the rate currently in effect. ++ Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                          See Notes to Financial Statements.
/TABLE

Munder Intermediate Bond Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                             Value
------                                             -----

ASSET BACKED SECURITIES -- 15.8%
$ 5,000,000 American Express Credit Account
              Master, Series 96 Class A,
              6.800% due 12/15/2003                $ 5,121,500
 6,147,000  Banc One Credit Card Master
              Trust, Series 1994-C, Class A,
              7.800% due 12/15/2000                  6,197,528
 7,924,966  California Infrastructure SCE-1,
              Series 1997-1, Class A1,
              5.980% due 12/26/2000                  7,934,873
 5,500,000  Charming Shoppes Master Trust,
              Series 1194-1, Class A, 7.000%
              due 04/15/1999                         5,551,700
10,000,000  Chemical Master Credit Card,
              Trust 1,
              6.230% due 06/15/2003                 10,105,800
 5,405,000  Contimortgage Home Equity
              Loan, 1997 2 Passthru
              Certificate Class A 9,
              7.090% due 04/15/2028                  5,573,636
 9,405,000  CWMBS, Mortgage Passthru
              Series 1996 I Class A 6,
              7.750% due 09/25/2026                  9,501,871
 5,000,000  Dayton Hudson Credit Card,
              Series 1995-1A, 6.100% due
              02/25/2002                             5,005,550
10,000,000  Discover Card Trust, Series
              1991-DA,
              8.000% due 10/16/2000                 10,034,800
10,000,000  Racers-Kellogg, Series 1998-1
              144A,
              5.750% due 02/02/2001                  9,964,100
 6,666,670  Sears Credit Company, Master
              Trust, Series 1995-4A,
              6.250% due 01/15/2003++                6,680,270
11,320,000  Standard Credit Card and Trust,
              Series 1990-6A, 7.850% due
              02/07/2002                            11,668,430
                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $93,779,886)                                93,340,058
                                                  ------------
CORPORATE BONDS AND NOTES -- 29.6%
    Banking and Financial Services -- 14.6%
$ 5,000,000 Abbey National Plc,
              6.700% due 06/29/2049                $ 5,034,400
 10,000,000 America Express Bank, Ltd.,
              5.725% due 02/10/2004+                 9,841,520
10,000,000  American General Finance
              Corporation, MTN,
              6.180% due 05/12/2003                  9,978,100
            Associates Corporation of
              North America:
 5,000,000    6.000% due 03/15/2000                  5,005,800
 2,570,000    MTN,
              8.250% due 10/15/2004                  2,837,845
11,500,000  AT&T Capital Corporation,
              MTN, 6.180% due
              12/03/1999                            11,512,880
 5,897,000  BankAmerica Corporation,
              MTN, 5.741% due
              08/15/2003+                            5,895,526
            Ford Motor Credit Corporation:
 9,425,000    6.250% due 11/08/2000                  9,476,743
 2,260,000    6.500% due 02/15/2006                  2,297,516
 2,750,000  International Lease Finance
              Corporation,
              5.500% due 01/15/1999                  2,747,003
 6,420,000  Liberty Mutual Capital
              Corporation, MTN,
              8.100% due 01/14/2005                  7,046,464
 6,433,000  Midland American Capital,
              12.750% due 11/15/2003                 6,580,959
 3,505,232  Textron Financial Corporation
              Receivables,
              6.050% due 03/16/2009                  3,508,807
 4,000,000  U.S. Leasing International,
              MTN, 9.880% due
              03/06/2001                             4,373,520
                                                  ------------
                                                    86,137,083
                                                  ------------
    Foreign -- 5.7%
$10,000,000 Halifax Building Society,
              6.000% due 02/26/2008                $ 9,925,000
10,140,000  Tyco International Group,
              6.375% due 06/15/2005                 10,156,325
 3,270,000  Union Bank Switzerland,
              7.250% due 07/15/2006                  3,501,418
10,000,000  Westdeutsche Landesbank,
              6.750% due 06/15/2005                 10,381,000
                                                  ------------
                                                    33,963,743
                                                  ------------
    Industrial -- 6.7%
 4,178,000  Anheuser-Busch Companies,
              9.000% due 12/01/2009                  5,060,143
 4,950,000  General Motors Corporation,
              6.600% due 01/17/2001                  5,015,142
10,000,000  Merck & Co,
              5.760% due 05/03/2037                 10,147,700
 4,500,000  Montana Power Company,
              MTN, 8.680% due
              02/07/2022                             5,060,655
 4,000,000  Pitney Bowes Inc.,
              5.950% due 02/01/2005                  4,033,040
 7,125,000  Thermolase Corporation,
              4.375% due 08/05/2004                  6,056,250
 4,100,000  Times Mirror Co.,
              6.610% due 09/15/2027                  4,249,199
                                                  ------------
                                                    39,622,129
                                                  ------------
    Utility -- Electric -- 1.0%
 5,625,000  National Rural Utilities,
              6.300% due 11/19/2001                  5,653,181
                                                  ------------
    Utility -- Telephone -- 1.6%
 9,500,000  Michigan Bell Telephone,
              5.875% due 09/15/1999                  9,514,630
                                                  ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $173,989,116)                              174,890,766
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --  33.5%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 2.8%
            FHLMC:
$3,839,944  8.000% due 03/01/2028                  $ 3,971,923
 4,612,952  Pool #A00813,
              9.000% due 10/01/2020                  4,858,823
 1,172,877  Pool #E61740,
              9.000% due 04/01/2010                  1,223,381
 3,303,989  Pool #F70013, Gold,
              7.000% due 12/01/2011                  3,365,509
 3,145,744  Pool #G50249, REMIC,
              8.500% due 03/01/2000                  3,214,730
                                                  ------------
                                                    16,634,366
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 9.6%
            FNMA:
11,677,248  6.000% due 02/01/2013                   11,549,499
12,108,268  6.000% due 05/01/2013                   11,975,803
13,327,046  6.000% due 04/01/2018                   13,085,427
 9,609,203  6.000% due 03/01/2028                    9,353,887
 2,822,696  Pool #070225,
              7.500% due 08/01/2018                  2,890,441
 7,885,645  Pool #250550,
              6.500% due 05/01/2026                  7,854,024
                                                  ------------
                                                    56,709,081
                                                  ------------
    Government Agency Debentures -- 18.5%
50,000,000  AID-Israel,
              0.000% due 02/15/2004                 36,679,000
 8,250,000  Federal Farm Credit Bank,
              5.950% due 05/18/2005                  8,314,101
17,675,000  Federal Home Loan Bank,
              5.285% due 02/21/2001                 17,500,548
 4,250,000  Federal Home Loan Mortgage
             Corporation,
              6.000% due 04/25/2000                  4,266,448
10,020,000  Medium Term Note,
              5.650% due 06/12/2000                 10,023,106
11,000,000  Benchmark Note,
              5.750% due 06/15/2005                 10,988,010
10,950,000  SallieMae Student Loan Trust,
              5.692% due 01/25/2010                 10,860,210
10,000,000  Tennessee Valley Authority,
              6.375% due 06/15/2005                 10,374,400
                                                  ------------
                                                   109,005,823
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 2.1%
            GNMA:
 9,487,628  8.000% due 05/15/2028                    9,831,555
 2,605,094  Pool #780077,
              8.000% due 03/15/2025                  2,705,338
                                                  ------------
                                                    12,536,893
                                                  ------------
    Small Business Administration (SBA) --
      0.5%
 2,871,623  SBA, Pool #502796,
              6.500% due 11/25/2019                  2,914,698
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
  (Cost $194,533,592)                              197,800,861
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 17.1%
    U.S. Treasury Notes -- 17.1%
 5,000,000  6.000% due 08/15/1999                    5,026,450
14,500,000  7.750% due 01/31/2000                   14,980,530
14,800,000  6.625% due 07/31/2001                   15,240,004
47,975,000  7.500% due 11/15/2001                   50,781,537
10,000,000  5.500% due 02/28/2003                    9,992,200
 4,800,000  6.875% due 05/15/2006                    5,197,488
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $101,348,381)                              101,218,209
                                                  ------------
REPURCHASE AGREEMENT -- 3.1%
  (Cost $18,285,000)
$18,285,000 Agreement with State Street
              Bank and Trust Company, 5.800%
              dated 06/30/1998, to be
              repurchased at $18,287,946 on
              07/01/1998, collateralized by
              $18,380,000 U.S. Treasury
              Note, 3.625% maturing
              01/15/2008
              (value $18,655,700)                 $ 18,285,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $81,818,275)                      13.8%     81,818,275
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $663,754,250*)                   112.9%    667,353,169
OTHER ASSETS AND
  LIABILITIES (Net)                      (12.9)    (76,602,755)
                                          ----    ------------
NET ASSETS                               100.0%   $590,750,414
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $664,044,394.
** As of June 30, 1998, the market value of the securities on loan is $80,249,154. Collateral received for securities loaned of $81,818,275 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATION:
MTN -- Medium Term Note

                      See Notes to Financial Statements.

Munder International Bond Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                                                               Value
------                                                                               -----

FOREIGN BONDS AND NOTES -- 88.0%
Australia -- 2.6%
    Government -- 2.6%
 AUD    2,000,000 Queensland Treasury Corporation, Government Bond, Series 5,
                    6.500% due 06/14/2005                                            $ 1,296,697
                                                                                    ------------
Belgium -- 3.8%
    Government -- 3.8%
 BEF   61,000,000 Kingdom of Belgium, Series 10,
                    8.750% due 06/25/2002                                              1,894,461
                                                                                    ------------
Canada -- 4.5%
    Government -- 4.5%
 CAD    3,000,000 Government of Canada,
                    7.500% due 12/01/2003                                              2,242,697
                                                                                    ------------
Denmark -- 5.2%
    Government -- 5.2%
 DKK   15,750,000 Kingdom of Denmark,
                    8.000% due 05/15/2003                                              2,622,211
                                                                                    ------------
Finland -- 1.3%
    Government -- 1.3%
 FIM    3,000,000 Republic of Finland,
                    9.500% due 03/15/2004                                                678,834
                                                                                    ------------
France -- 17.5%
    Finance -- 4.1%
 FRF   12,000,000 Caisse Refinance Hypo,
                    8.500% due 03/05/1999                                              2,045,024
    Government    -- 9.4% Government of France:
       22,500,000   5.500% due 04/25/2007                                              3,916,668
        3,600,000   8.500% due 12/26/2012                                                805,842
                                                                                    ------------
                                                                                       4,722,510
                                                                                    ------------
    Supranational -- 4.0%
       12,000,000 Eurofima,
                    5.625% due 11/25/1999                                              2,031,620
                                                                                    ------------
                                                                                       8,799,154
                                                                                    ------------
Germany -- 20.3%
    Finance -- 4.8%
 DEM    2,600,000 Bayerische Vereinsbank New York, Global Bond,
                    4.500% due 06/24/2002                                              1,445,862
        1,700,000 Sudwest LB Capital Markets,
                    5.000% due 02/08/1999                                                951,487
    Government -- 13.5%
 DEM    7,500,000 Federal Republic of Germany,
                    5.625% due 01/04/2028                                            $ 4,316,726
        4,000,000 Federal Republic of Germany, Series 95,
                    6.500% due 10/14/2005                                              2,463,944
    Supranational -- 2.0%
        1,750,000 International Bank of Reconstruction & Development,
                    7.250% due 10/13/1999                                              1,008,498
                                                                                    ------------
                                                                                      10,186,517
                                                                                    ------------
Italy -- 3.3%
    Government -- 3.3%
 ITL    2,500,000,000 Government of Italy,
                      8.500% due 04/01/2004                                            1,664,837
                                                                                    ------------
Japan -- 16.7%
    Government -- 9.1%
 JPY  580,000,000 Government of Japan,
                    2.600% due 09/20/2007                                              4,568,019
    Supranational -- 7.6%
      230,000,000 Asian Development Bank,
                    5.000% due 02/05/2003                                              1,954,752
      220,000,000 Interamerican Development Bank,
                    6.000% due 10/30/2001                                              1,853,260
                                                                                    ------------
                                                                                       8,376,031
                                                                                    ------------
Netherlands -- 4.8%
    Government -- 4.8%
 NLG    4,300,000 Government of Netherlands, Series 2,
                    8.250% due 06/15/2002                                              2,408,338
                                                                                    ------------
Sweden -- 2.9%
    Government -- 2.9%
 SEK   10,500,000 Government of Sweden, Series 1038,
                    6.500% due 10/25/2006                                              1,456,559
                                                                                    ------------
United Kingdom -- 5.1%
    Finance -- 2.5%
 GBP     750,000  General Electric Capital Corporation,
                    7.500% due 12/01/1998                                              1,248,065
    Supranational -- 2.6%
         750,000  European Investment Bank,
                    8.500% due 11/06/2001                                              1,307,516
                                                                                    ------------
                                                                                       2,555,581
                                                                                    ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $45,793,828)                                                                $ 44,181,917
GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
 GBP     600,000  Federal National Mortgage Association, Global Bond,
                    6.875% due 06/07/2002                                              1,003,323
 DEM    3,700,000 Tennessee Valley Authority, Global Bond,
                    6.375% due 09/18/2006                                              2,249,605
                                                                                    ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,314,071)                                                                    3,252,928
                                                                                    ------------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $1,453,000)
 U.S.   1,453,000 Agreement with State Street Bank and Trust Company, 5.800% dated
                    6/30/98, to be repurchased at $1,453,234 on 7/1/1998,
                    collateralized by $1,070,000 U.S. Treasury Bond, 8.875%
                    maturing 8/15/2017
                    (value $1,486,601)                                                 1,453,000
                                                                                    ------------
OTHER INVESTMENTS** (Cost $846,000)                                    1.7%              846,000
                                                                     -----          ------------
TOTAL INVESTMENTS (Cost $51,406,899*)                                 99.1%           49,733,845
OTHER ASSETS AND LIABILITIES (Net)                                      .9               476,309
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $ 50,210,154
                                                                     =====          ============

---------
*  Aggregate cost for Federal tax purposes is $51,520,487.
** As of June 30, 1998, the market value of the securities on loan is $829,825. Collateral received for securities loaned of $846,000 is invested in Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATIONS:
AUD -- Australian Dollar
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

                      See Notes to Financial Statements.

Munder U.S. Government Income Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                             Value
------                                             -----
ASSET BACKED SECURITY -- 1.7%
  (Cost $4,954,336)
$ 5,000,000  Residential Accreditation Loans,
             Inc., Class A4, Series 1997-QS3,
             7.750% due 04/25/2027                 $ 5,063,100
                                                  ------------
CORPORATE BONDS AND NOTES -- 0.0% (DELTA)
  (Cost $20,084)
Finance -- 0.0% (DELTA)
    20,585 BankAmerica National Trust,
             9.000% due 03/01/2008                      21,192
                                                  ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 83.7%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 42.5%
           FHLMC:
 7,000,000 6.500% due 04/15/2007                     7,063,420
 2,553,196 Pool #A01048, Gold,
             8.500% due 02/01/2020                   2,655,860
 7,280,984 Pool #E00160, Gold,
             7.000% due 11/01/2007                   7,408,838
 1,852,783 Pool #G00479, Gold,
             9.000% due 04/01/2025                   1,955,409
 5,500,000 Series 1399, Class Q,
             7.000% due 02/15/2021                   5,714,830
 1,000,000 Series 1452, Class PH,
             6.500% due 06/15/2006                   1,016,360
 5,800,000 Series 1503, Class PK,
             7.000% due 03/15/2022                   6,024,750
   203,833 Series 1542, Class E,
             5.650% due 01/15/2015                     203,418
 5,000,000 Series 1574, Class G,
             6.500% due 04/15/2021                   5,096,850
 9,150,000 Series 1574, Class PG,
             6.500% due 02/15/2021                   9,276,910
 3,000,000 Series 16, Class PM,
             6.500% due 04/25/2021                   3,020,370
 5,000,000 Series 1603, Class J,
             6.500% due 07/15/2023                   5,093,750
 3,375,000 Series 1610, Class PM,
             6.250% due 04/15/2022                   3,405,577
$ 4,300,000  Series 1617, Class C,
             6.500% due 02/15/2023                 $ 4,353,750
 4,845,000 Series 1619, Class B,
             6.400% due 01/15/2023                   4,929,787
 3,720,000 Series 1633, Class PL,
             6.500% due 03/15/2023                   3,804,853
 2,000,000 Series 1650, Class H,
             6.250% due 10/15/2022                   2,018,740
 3,000,000 Series 1671, Class F,
             6.250% due 03/15/2022                   2,998,500
 3,800,000 Series 1674, Class VC,
             6.300% due 06/15/2006                   3,808,854
   460,103 Series 168, Class E,
             8.000% due 12/15/2020                     459,284
 4,811,145 Series 1685, Class G,
             6.000% due 09/15/2023                   4,793,392
 8,560,000 Series 1702A, Class PD,
             6.500% due 04/15/2022                   8,686,859
 1,030,000 Series 1706, Class K,
             7.000% due 03/15/2024                   1,069,604
 2,000,000 Series 1848, Class PE,
             7.000% due 09/15/2025                   2,074,180
 8,943,000 Series 1865, Class PD,
             7.000% due 12/15/2025                   9,276,306
 4,156,000 Series 1866, Class E,
             7.000% due 01/15/2026                   4,310,520
 1,045,078 Series 1999, Class PN,
             6.650% due 11/15/2022                   1,060,096
 5,000,000 Series 43, Class D,
             10.000% due 06/15/2020                  5,686,200
 7,500,000 Series T-7, Class A6,
             7.030% due 08/25/2028                   7,707,225
                                                  ------------
                                                   124,974,492
                                                  ------------
    Federal Housing Authority/Veterans
      Administration (FHA/VA) -- 0.3%
   985,720 FHA, Azalea Garden,
             8.500% due 09/01/2030                   1,037,470
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 35.9%
           FNMA:
 $ 173,818 Pool #040305,
             11.500% due 02/01/2014                  $ 193,006
    52,261 Pool #058255,
             11.500% due 11/01/2010                     58,034
    79,677 Pool #081585,
             11.500% due 07/01/2012                     88,482
 1,824,014 Pool #100081,
             11.500% due 08/01/2016                  2,046,325
   176,641 Pool #210448,
             11.500% due 11/01/2015                    196,232
 2,784,065 Pool #250323,
             7.000% due 07/01/2002                   2,821,539
 1,979,562 Pool #303105,
             11.000% due 11/01/2020                  2,181,497
   164,814 Pool #336457,
             10.500% due 11/01/2020                    179,402
 1,224,749 Series 1989-98, Class D,
             9.200% due 04/25/2019                   1,242,667
 4,745,093 Series 1990-117, Class E,
             8.950% due 10/25/2020                   5,089,160
 3,442,236 Series 1990-120, Class G,
             9.000% due 11/25/2019                   3,492,252
 5,000,000 Series 1990-45, Class J,
             9.500% due 05/25/2020                   5,645,700
 5,000,000 Series 1993-120, Class HA,
             6.500% due 01/25/2021                   5,065,600
 6,000,000 Series 1993-139 Class H,
             6.750% due 12/25/2021                   6,116,100
 7,500,000 Series 1993-144, Class C,
             7.000% due 07/25/2019                   7,616,175
 2,000,000 Series 1993-160, Class BC,
             6.500% due 09/25/2022                   2,028,240
 5,100,000 Series 1993-163, Class BJ,
             7.000% due 07/25/2006                   5,285,079
 2,000,000 Series 1993-168, Class PG,
             6.250% due 01/25/2020                   1,997,520
 3,000,000 Series 1993-198, Class T,
             6.500% due 10/25/2023                   2,913,120
$10,319,600  Series 1993-226, Class PN,
             9.000% due 05/25/2022                  11,757,843
 3,500,000 Series 1993-240, Class PD,
             6.250% due 12/25/2013                   3,524,045
 2,000,000 Series 1993-83, Class VE,
             6.600% due 12/25/2005                   2,027,740
 1,500,000 Series 1994-37, Class N,
             6.500% due 03/25/2024                   1,465,020
 1,500,000 Series 1994-44, Class H,
             6.500% due 08/25/2022                   1,529,055
 1,600,000 Series 1994-60, Class PJ,
             7.000% due 04/25/2024                   1,657,568
 7,634,900 Series 1996-28, Class PJ,
             6.500% due 12/25/2024                   7,764,846
 5,150,000 Series 1996-70, Class PJ,
             6.500% due 02/25/2026                   5,285,806
 9,500,000 Series 1997-60, Class PD,
             6.500% due 01/18/2024                   9,569,445
 6,705,000 Series G97-1, Class J,
             6.750% due 02/18/2004                   6,767,021
                                                  ------------
                                                   105,604,519
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 4.8%
           GNMA:
 3,519,208 Pool #780799,
             8.000% due 05/15/2028                   3,646,780
10,100,000 Series 1996-11, Class PD,
             7.000% due 06/20/2025                  10,448,854
                                                  ------------
                                                    14,095,634
                                                  ------------
    Small Business Administration (SBA) -- 0.2%
   509,027 SBA, Pool # 503548,
             6.125% due 11/25/2021+++                  517,299
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $240,723,317)                              246,229,414
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 11.3%
    U.S. Treasury Bonds -- 9.4%
           U.S. Treasury Bonds:
$ 1,800,000  8.750% due 11/15/2008                 $ 2,054,142
  4,000,000  8.125% due 08/15/2019                   5,156,120
 15,860,000  8.000% due 11/15/2021                  20,429,107
                                                  ------------
                                                    27,639,369
                                                  ------------
    U.S. Treasury Notes -- 1.9%
 1,000,000 7.875% due 11/15/2004                     1,122,630
 4,250,000 6.875% due 05/15/2006                     4,599,350
                                                  ------------
                                                     5,721,980
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $30,944,023)                                33,361,349
                                                  ------------
REPURCHASE AGREEMENT -- 2.7%
  (Cost $7,854,000)
$7,854,000  Agreement with State Street
            Bank and Trust Company, 5.800%
            dated 06/30/1988, to be
            repurchased at $7,855,265 on
            07/01/1998, collateralized by
            $7,645,000 U.S. Treasury Note,
            7.125% maturing 02/29/2000
            (value $8,013,642)                       7,854,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $284,495,760*)                    99.4%   $292,529,055
OTHER ASSETS AND
  LIABILITIES (Net)                        0.6       1,704,562
                                         -----    ------------
NET ASSETS                               100.0%   $294,233,617
                                         =====    ============

---------
  * Aggregate cost for Federal tax purposes is $284,543,815.
+++ Variable rate security. The interest rate shown reflects the rate currently in effect.
(DELTA) Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.


Munder Michigan Triple Tax-Free Bond Fund
   Portfolio of Investment, June 30, 1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----

MUNICIPAL BONDS AND NOTES -- 97.8%
    Michigan -- 97.8%
 $ 750,000  Allegen, Michigan, Public School District,
              5.000% due 05/01/2022                              AAA        Aaa         $732,660
 1,000,000  Bay City, Michigan, Electric Utility Revenue
              Refunding, (AMBAC Insured),
              5.300% due 01/01/2010                              AAA        Aaa        1,049,220
            Birmingham, Michigan, City School District:
 1,000,000    5.000% due 11/01/2018                              AA+        Aa2          983,620
 1,000,000    7.000% due 11/01/2008                              AA+        Aa2        1,185,580
 1,500,000  Cedar Springs, Michigan, Public School District,
              5.000% due 05/01/2024                              AAA        Aaa        1,459,800
 1,000,000  Central Michigan University Revenue,
              (FGIC Insured),
              5.500% due 10/01/2026                              AAA        Aaa        1,030,610
 1,250,000  Chippewa Valley, Michigan, Schools Refunding,
              4.750% due 05/01/2023                              AAA        Aaa        1,177,075
   600,000  Clintondale Community Schools, Michigan, GO,
              5.250% due 05/01/2015                              AA+        Aa2          609,978
 1,055,000  De Witt, Michigan, Public Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.500% due 05/01/2011                              AAA        Aaa        1,110,852
   700,000  Dearborn School District, Michigan, GO,
              (MBIA Insured),
              5.000% due 05/01/2014                              AAA        Aaa          699,475
 1,000,000  Detroit, Michigan, Sewer Disposal Revenue,
            Series A, (MBIA Insured),
               5.000% due 07/01/2027                             AAA        Aaa          968,960
 1,055,000  Detroit, Michigan, Water Supply System,
              (MBIA Insured), Series B,
              5.400% due 07/01/2011                              AAA        Aaa        1,120,621
   500,000  Detroit, Michigan, Water Supply Systems, Revenue,
              Series A,
              5.000% due 07/01/2027                              AAA        Aaa          484,480
 1,000,000  Dexter Community Schools, Michigan, GO,
              5.100% due 05/01/2018                              AAA        Aaa        1,008,640
 1,000,000  Eastern Michigan University Revenue, GO,
              (FGIC Insured),
              5.500% due 06/01/2017                              AAA        Aaa        1,046,980
 1,000,000  Ferris State University, Michigan, Revenue
              General,
              5.000% due 10/01/2023                              AAA        Aaa          981,770
 1,000,000  Ferris State University, Michigan, Revenue
              Refunding, (MBIA Insured),
              5.250% due 10/01/2015                              AAA        Aaa        1,022,830
            Grand Rapids, Michigan:
 $ 750,000    Building Authority, Refunding, and Improvement
              Revenue,
              5.500% due 04/01/2013                              A+         A1           775,852
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2016                              AAA        Aaa        1,022,810
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2019                              AAA        Aaa        1,015,840
   635,000  Grand Valley, Michigan State University Revenue,
              5.500% due 02/01/2018                              AAA        NR           677,634
   500,000  Holland, Michigan, Water Supply Systems,
              5.375% due 07/01/2017                              A+         A1           513,245
            Hudsonville Public Schools, Michigan:
 1,000,000    Refunding,
              5.150% due 05/01/2027                              AAA        Aaa          994,200
   950,000    Series B, GO, (FGIC Insured), Pre-refunded,
              6.000% due 05/01/2004                              AAA        Aaa        1,052,324
 1,000,000  Kalamazoo, Michigan, City School District, GO,
              (FGIC Insured),
              5.700% due 05/01/2016                              AAA        Aaa        1,056,300
 1,500,000  Kalamazoo, Michigan, Hospital Finance Authority
              Revenue, Series A,
              6.250% due 06/01/2014                              AAA        Aaa        1,710,945
   500,000  Kenowa Hills, Michigan, Public Schools, GO,
              (MBIA Insured),
              5.625% due 05/01/2010                              AAA        Aaa          529,645
 1,000,000  Livonia Public School District, Michigan, GO,
              (FGIC Insured),
              5.125% due 05/01/2022                              AAA        Aaa          989,840
            Michigan Municipal Bond Authority Revenue:
   550,000    Local Government Loan
              (AMBAC Insured),
              4.550% due 05/01/2008                              AAA        NR           550,572
 1,250,000    State Revolving Fund,
              5.125% due 10/01/2020                              AA+        Aa1        1,245,862
 1,100,000  Michigan Public Power Agency Revenue,
              (Belle River Project), Series A,
              5.250% due 01/01/2018                              AA-        A1         1,099,208
$ 1,000,000 Michigan State Building Authority Revenue,
              Facilities Project, Series II,
              5.000% due 10/15/2014                              AA         Aa3        1,002,090
            Michigan State Comprehensive Transportation
              Revenue Series A, (MBIA Insured):
 1,000,000    5.250% due 08/01/2012                              AAA        Aaa        1,027,070
   500,000    5.250% due 08/01/2014                              AAA        Aaa          509,545
   500,000  Michigan State Environmental Protection Program,
              5.000% due 11/01/2011                              AA+        Aa1          510,670
            Michigan State Hospital Finance Authority Revenue:
   500,000    (Hackley Hospital), Series A,
              4.800% due 05/01/2005                              NR         A3           501,070
 1,000,000    (Henry Ford Continuing Care), Series A,
              5.250% due 11/15/2025                              AA         Aa2        1,000,200
 1,000,000    (Mercy Health Services), Series S,
              5.500% due 08/15/2020                              AA-        Aa3        1,028,010
 1,000,000    (Mercy Health Services), Series W,
              5.250% due 08/15/2027                              AAA        Aaa          997,210
 1,500,000    Hospital, Henry Ford Health, Series A,
              5.250% due 11/15/2020                              AA         Aa2        1,500,300
            Michigan State Housing Development Authority,
               Series A:
              (AMBAC Insured):
   500,000    6.050% due 12/01/2027                              AAA        Aaa          529,895
 1,000,000    6.450% due 12/01/2014                              AA+        NR         1,072,400
 1,000,000  Michigan State Trunk Line Highway Revenue,
              Series A,
              (FGIC Insured),
              5.500% due 11/01/2016                              AAA        Aaa        1,045,250
 1,500,000  Michigan State University Revenues, General
              Series A,
              5.125% due 02/15/2016                              AAA        Aaa        1,504,245
 1,500,000  Montrose, Michigan, School District, GO,
              (MBIA Insured, Q-SBLF),
              6.200% due 05/01/2017                              AAA        Aaa        1,717,860
   500,000  Oakland Community College, Michigan, Refunding and
              Improvement, GO, (MBIA Insured),
              5.250% due 05/01/2018                              AAA        Aaa          502,750
 1,000,000  Oakland County Michigan, Novi Wastewater Control
              Systems,
              5.000% due 05/01/2007                              AA+        Aa3        1,040,670
 1,500,000  Redford, Michigan Union School District, Refunding,
              5.000% due 05/01/2022                              AAA        Aaa        1,487,685
$ 1,000,000 Redford, Michigan, Unified School District, GO,
              (FGIC Insured, Q-SBLF),
              5.750% due 05/01/2011                              AAA        Aaa        1,102,520
 1,750,000  Rochester Community School District, Michigan, GO,
              5.000% due 05/01/2019                              AAA        Aaa        1,738,713
   750,000  Rockford Michigan Public Schools,
              6.500% due 05/01/2009                              AAA        Aaa          873,570
   600,000  Royal Oak, Michigan, Hospital Finance Authority,
              Hospital Revenue, (William Beaumont Hospital),
              Series G,
              5.500% due 11/15/2013                              AA         Aa3          617,484
 1,000,000  Saint Johns, Michigan, Public Schools District, GO,
              (FGIC Insured, Q-SBLF),
              5.625% due 05/01/2020                              AAA        Aaa        1,088,100
 1,000,000  South Lake, Michigan, Public Schools System,
              5.125% due 05/01/2014                              AAA        Aaa        1,025,460
 1,500,000  South Lyon, Michigan, Community Schools,
              4.750% due 05/01/2023                              AAA        Aaa        1,412,490
 1,000,000  South Redford, Michigan, School District, GO,
              (FGIC Insured, Q-SBLF),
              5.350% due 05/01/2010                              AAA        Aaa        1,045,900
   750,000  Three Rivers, Michigan, Community Schools,
              5.600% due 05/01/2010                              AAA        Aaa          819,488
   600,000  University of Michigan, Hospital Revenue, Series A,
              5.500% due 12/01/2021                              AA         Aa2          609,240
 1,000,000  West Bloomfield School District, Michigan, GO,
              (MBIA Insured),
              5.125% due 05/01/2014                              AAA        Aaa        1,007,320
 1,000,000  Williamston, Michigan, Community School District,
              5.500% due 05/01/2025                              AAA        Aaa        1,061,330
   500,000  Willow Run, Michigan, Community Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.000% due 05/01/2016                              AAA        Aaa          495,840
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $57,792,288)                                                                  59,781,803
                                                                                    ------------
SHORT-TERM INVESTMENT -- 1.1%
  (Cost $673,079)
   673,079  Valiant Fund Tax Exempt Money Market                                       $ 673,079
                                                                                    ------------
TOTAL INVESTMENTS (Cost $58,465,367*)                                 98.9%           60,454,882
OTHER ASSETS AND LIABILITIES (Net)                                     1.1               691,664
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $ 61,146,546
                                                                     =====          ============

---------
*Aggregate cost for Federal tax purposes is  $58,472,809.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.

Munder Tax-Free Bond Fund
   Portfolio of Investments, June 30, 1998

                                                              Rating (Unaudited)
Principal                                                     ------------------
Amount                                                           S&P     Moody's     Value
------                                                           ---     -------     -----
MUNICIPAL BONDS AND NOTES -- 97.8%
    Arizona -- 0.9%
$ 1,600,000 Phoenix, Arizona Water Systems Revenue, ETM,
              8.000% due 06/01/2003                              AAA        Aaa      $ 1,870,640
                                                                                    ------------
    California -- 2.1%
 2,905,000  Perris, California Community Facilities Revenue,
              ETM,
              8.750% due 10/01/2021                              AAA        Aaa        4,313,838
                                                                                    ------------
    Delaware -- 0.9%
 1,555,000  Delaware State Economic Development Authority,
              Osteopathic Hospital Associates Delaware,
              Series A,
              6.500% due 01/01/2008                              NR         Aaa        1,766,433
                                                                                    ------------
    District of Columbia  2.4%
 5,000,000  District of Columbia, Washington, Revenue,
              Smithsonian Institution,
              5.000% due 02/01/2028                              AAA        Aaa        4,850,700
                                                                                    ------------
    Florida -- 12.1%
 2,000,000  Florida State, Board of Education, Administrative
              Capital Revenue,
              8.400% due 06/01/2007                              AA+        Aa2        2,560,960
 3,000,000  Gainesville, Florida, Utility Systems Revenue,
              Series A,
              6.500% due 10/01/2012                              AA         Aa3        3,511,020
 5,000,000  Orlando, Florida, Utilities Commission, Water and
              Electric Revenue Refunding, Series D,
              6.750% due 10/01/2017                              AA-        Aa2        6,045,700
            Palm Beach County, Florida:
 2,285,000    Criminal Justice,
              5.750% due 06/01/2013                              AAA        Aaa        2,524,194
 3,050,000    GO,
              6.750% due 07/01/2011                              AA         Aa2        3,665,307
 5,000,000  Port Everglades, Florida, Port Authority Revenue,
              ETM,
              7.125% due 11/01/2016                              AAA        Aaa        6,059,850
                                                                                    ------------
                                                                                      24,367,031
                                                                                    ------------
    Georgia -- 6.8% Georgia State, GO:
  4,500,000   7.400% due 08/01/2007                              AAA        Aaa        5,490,990
 2,000,000    Series B,
              6.250% due 03/01/2011                              AAA        Aaa        2,296,680
 5,100,000  Metro Atlanta Rapid Transit Authority, Series K,
              6.250% due 07/01/2018                              AA-        A1         5,865,153
                                                                                    ------------
                                                                                      13,652,823
                                                                                    ------------
    Hawaii -- 1.2%
 2,000,000  Honolulu, Hawaii, GO,
              7.350% due 07/01/2008                              AA         Aa2        2,437,500
                                                                                    ------------
    Illinois -- 9.8%
 1,000,000  Addison, Illinois, Single-family Mortgage Revenue,
              ETM,
              7.500% due 04/01/2011                              AAA        NR         1,191,240
 2,500,000  Chicago, Illinois, Wastewater Transmission Revenue,
              (FGIC Insured),
              5.375% due 01/01/2013                              AAA        Aaa        2,643,000
 2,000,000  Du Page County, Illinois, Stormwater Project,
              5.600% due 01/01/2021                              AAA        Aaa        2,169,780
 5,000,000  Illinois Educational Facilities Authority Revenue,
              Northwestern University, Mandatory Put 11/01/2015,
              5.250% due 11/01/2032                              AA+        Aa1        5,107,900
            Illinois State, Sales Tax Revenue:
 5,000,000    Series P,
              6.500% due 06/15/2022                              AAA        Aa2        5,978,450
 2,500,000    Series Y,
              5.250% due 06/15/2009                              NR         Aa2        2,644,100
                                                                                    ------------
                                                                                      19,734,470
                                                                                    ------------
    Indiana -- 2.8%
 3,000,000  Indiana State Office Building Capital Revenue,
              7.400% due 07/01/2015                              AAA        Aaa        3,829,920
 1,525,000  Indiana Transportation Finance Airport Lease,
              Refunding Series A,
              6.000% due 11/01/2010                              AAA        Aaa        1,708,305
                                                                                    ------------
                                                                                       5,538,225
                                                                                    ------------
    Maryland -- 3.6%
  3,000,000 Baltimore, Maryland, (Water Projects), Series A,
              (FGIC Insured),
              5.000% due 07/01/2024                              AAA        Aaa        2,996,220
 3,725,000  Baltimore, Maryland, Series A, (FGIC Insured),
              5.900% due 07/01/2010                              AAA        Aaa        4,166,338
                                                                                    ------------
                                                                                       7,162,558
                                                                                    ------------
    Massachusetts -- 5.4%
 3,500,000  Massachusetts Bay Transport Authority, General
              Transportation Systems, Series A,
              5.500% due 03/01/2011                              AAA        Aaa        3,767,085
 1,000,000  Massachusetts State Port Authority Revenue,
              Refunding Series A,
              5.750% due 07/01/2012                              AA-        Aa3        1,089,370
 3,000,000  Massachusetts State, Grant Anticipation Notes,
              Series A,
              5.250% due 12/15/2012                              AAA        Aa3        3,126,060
 3,000,000  Massachusetts State, Turnpike Authority Revenue,
              Department of Transportation, Senior Series A,
              5.125% due 01/01/2023                              AAA        Aaa        2,981,700
                                                                                    ------------
                                                                                      10,964,215
                                                                                    ------------
    Michigan -- 20.3%
 1,500,000  Birmingham, Michigan City School District,
              5.000% due 11/01/2018                              AA+        Aa2        1,475,430
 3,000,000  Detroit, Michigan, Sewer Disposal Revenue, Series A,
              (MBIA Insured),
              5.000% due 07/01/2027                              AAA        Aaa        2,906,880
 2,000,000  Grand Valley, Michigan State University Revenue,
              5.500% due 02/01/2018                              AAA        NR         2,134,280
 3,000,000  Michigan State, Building Authority Revenue, Series I,
              6.500% due 10/01/2004                              AA         Aa3        3,372,840
 3,000,000  Michigan State, Comprehensive Transportation,
              Series A,
              (MBIA Insured),
              5.250% due 08/01/2014                              AAA        Aaa        3,057,270
 7,000,000  Michigan State, Enviromental Protection Program,
              GO,
              6.250% due 11/01/2012                              AA+        Aa1        8,104,250
 2,000,000  Michigan State, Environmental Protection Program,
              5.000% due 11/01/2011                              AA+        Aa1        2,042,680
            Michigan State, Hospital Finance Authority
              Revenue:
$ 2,250,000   (Henry Ford Health System), (AMBAC Insured),
              6.000% due 09/01/2011                              AAA        Aaa        2,522,137
 1,000,000    (McLaren Health Care Corporation) Series A,
              5.250% due 06/01/2009                              NR         A1         1,035,690
 3,000,000    (Mercy Health Services), Series S,
              5.250% due 08/15/2027                              AAA        Aaa        2,991,630
 2,500,000  Michigan State, Trunk Line, Series A,
              (FGIC Insured),
              5.625% due 11/01/2020                              AAA        Aaa        2,616,775
 4,500,000  Rochester Community School District, Michigan, GO,
              Pre-refunded, (Q-SBLF),
              5.000% due 05/01/2019                              AAA        Aaa        4,470,975
 2,500,000  Rockford, Michigan, Public School System,
              5.250% due 05/01/2022                              AAA        Aaa        2,512,450
 1,500,000  South Lake, Michigan, Public Schools System,
              5.125% due 05/01/2014                              AAA        Aaa        1,538,190
                                                                                    ------------
                                                                                      40,781,477
                                                                                    ------------
    Minnesota -- 5.1%
 2,865,000  St. Paul Minnesota, Tax Increment Block 39
              Project, Series A,
              4.750% due 02/01/2016                              AA+        Aa2        2,758,737
 7,000,000  University of Minnesota, Series A,
              5.500% due 07/01/2021                              AA         Aa3        7,476,140
                                                                                    ------------
                                                                                      10,234,877
                                                                                    ------------
    Nevada -- 2.9%
 2,500,000  Nevada State, Refunding Series A1,
              6.000% due 05/15/2009                              AA         Aa2        2,800,025
 3,000,000  Nevada State, Colorado River Community, GO,
              5.250% due 07/01/2020                              AA         Aa         3,014,040
                                                                                    ------------
                                                                                       5,814,065
                                                                                    ------------
    New Mexico -- 0.5%
 1,000,000  Bernalillo County, New Mexico, Gross Receipts,
              5.750% due 10/01/2017                              AA         Aa3        1,101,130
                                                                                    ------------
    New York -- 0.7%
  1,500,000 New York City, New York, Municipal Water Finance
              Authority, Water & Sewer System Revenue, Series A,
              5.125% due 06/15/2021                              NR         A2         1,473,225
                                                                                    ------------
    North Carolina -- 1.3%
 2,500,000  North Carolina, Municipal Power Agency, Catawba
              Electric Revenue, (AMBAC Insured), ETM,
              5.500% due 01/01/2013                              AAA        Aaa        2,683,450
                                                                                    ------------
    Ohio -- 3.5%
 2,500,000  Columbus, Ohio, Series 2,
              5.000% due 06/15/2015                              AAA        Aaa        2,509,350
 2,000,000  Ohio State, GO,
              6.650% due 09/01/2009                              AA+        Aa1        2,380,880
            University Cincinnati, Ohio, General Receipts:
   585,000    Series AA,
              5.500% due 06/01/2012                              A-1        Aa           616,140
 1,450,000    Series T,
              5.500% due 06/01/2013                              A-1        Aa         1,539,363
                                                                                    ------------
                                                                                       7,045,733
                                                                                    ------------
    Oklahoma -- 0.6%
 1,000,000  Blackwell, Oklahoma, Hospital and Trust Authority,
              First Mortgage Revenue, (Blackwell Regional
              Hospital), ETM,
              8.350% due 05/01/2009                              AAA        NR         1,248,270
                                                                                    ------------
    Pennsylvania -- 1.0%
 2,000,000  Pennsylvania State, GO,
              5.000% due 10/15/2015                              AA-        Aa3        1,988,180
                                                                                    ------------
    South Carolina -- 1.2%
 2,215,000  South Carolina, State Highway, Series B,
              5.650% due 07/01/2021                              AAA        Aaa        2,334,987
                                                                                    ------------
    Texas -- 7.0%
 4,000,000  Houston, Texas, Airport Systems Revenue, ETM,
              9.500% due 07/01/2010                              AAA        Aaa        5,357,560
 2,435,000  San Antonio, Texas, Electric & Gas Revenue,
              Series A,
              5.000% due 02/01/2012                              AA         Aa1        2,492,247
 2,000,000  Spring, Texas, Independent School District
              Authority, GO,
              (PSFG),
              6.875% due 08/15/2009                              AAA        Aaa        2,356,560
  2,000,000 Texas State, Refunding Water Financial Assistance,
              Series C,
              5.000% due 08/01/2018                              AAA        Aaa        1,965,080
 2,000,000  University Texas Permanent University Fund,
              4.750% due 07/01/2018                              AAA        Aaa        1,929,840
                                                                                    ------------
                                                                                      14,101,287
                                                                                    ------------
    Virginia -- 3.2%
 4,000,000  Fairfax County, Virginia, Water Authority Revenue,
              Refunding,
              5.000% due 04/01/2021                              AA         Aa2        3,994,680
 2,500,000  Richmond, Virginia, Series B,
              5.000% due 01/15/2021                              AAA        Aaa        2,450,450
                                                                                    ------------
                                                                                       6,445,130
                                                                                    ------------
    Washington -- 2.5%
 1,815,000  Douglas County, Washington, Public Utility
              District No.1, GO, (Wells Hydroelectric Project),
              Pre-refunded,
              8.750% due 09/01/2006                               A          A         2,434,732
 2,500,000  Seattle, Washington, Drain & Wastewater Utility
              Revenue, (MBIA Insured),
              5.250% due 12/01/2025                              AAA        Aaa        2,511,475
                                                                                    ------------
                                                                                       4,946,207
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $186,274,013)                                                                196,856,451
                                                                                    ------------
Shares
---------

SHORT-TERM INVESTMENT -- 0.6%
  (Cost $1,105,449)
 1,105,449  Valiant Fund Tax Exempt Money Market                                       1,105,449
                                                                                    ------------
TOTAL INVESTMENTS (Cost $187,379,462*)                                98.4%          197,961,900
OTHER ASSETS AND LIABILITIES (Net)                                     1.6             3,278,953
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $201,240,853
                                                                     =====          ============

---------
*Aggregate cost for Federal tax purposes is  $187,379,462.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- Government Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                     See Notes to Financial Statements.

Munder Tax-Free Intermediate Bond Fund
   Portfolio of Investments, June 30,1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----
MUNICIPAL BONDS AND NOTES -- 98.2%
    Alabama -- 1.2%
$ 3,500,000 Alabama State Public School and College Authority
              Revenue, Series A,
              5.750% due 08/01/2003                              AA-        Aa       $ 3,749,130
                                                                                    ------------
    California -- 3.4%
 3,000,000  Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax Revenue,
              Series B, (AMBAC Insured),
              8.000% due 07/01/2003                              AAA        Aaa        3,496,920
 6,070,000  Sacramento County, California, Sanitation District
              Financing Authority Revenue,
              9.000% due 12/01/2002                              AA         Aa         7,230,159
                                                                                    ------------
                                                                                      10,727,079
                                                                                    ------------
    Colorado -- 1.7%
 5,000,000  Arapahoe County, Colorado, School District, Cherry
              Creek Referendum, 5.500% due 12/15/2006            AA         Aa2        5,385,200
                                                                                    ------------
    Delaware -- 0.8%
 2,500,000  Delaware State, GO, Series A,
              5.000% due 01/01/2007                              AA+        Aa1        2,598,525
                                                                                    ------------
    Florida -- 7.8%
 4,000,000  Dade County, Florida, School District,
              (MBIA Insured),
              6.000% due 07/15/2005                              AAA        Aaa        4,403,880
 6,500,000  Florida State, Board of Education, Capital Outlay,
              Series D,
              6.000% due 06/01/2005                              AA+        Aa2        7,137,325
            Jacksonville, Florida, Electric Authority Revenue:
 5,000,000    Bulk Power Supply System Sherer, Series 4-1-A,
              Pre-refunded,
              6.750% due 10/01/2000                              AAA        Aaa        5,365,100
 3,650,000    St. John's River Power Park System, Series 10,
              6.500% due 10/01/2003                              AA         Aa2        4,042,776
 3,000,000  Orlando, Florida, Utilities Commission, Water and
              Electric Revenue, Series A, Pre-refunded,
              6.500% due 10/01/2001                              AA-        Aa2        3,278,070
                                                                                    ------------
                                                                                      24,227,151
                                                                                    ------------
    Hawaii -- 2.3%
  3,000,000 Hawaii State, GO, Series BZ,
              6.250% due 10/01/2002                              A+         A1         3,229,980
 3,650,000  Honolulu, Hawaii, City and County, GO, Series A,
              ETM,
              10.000% due 08/01/2000                             AA         Aaa        4,088,329
                                                                                    ------------
                                                                                       7,318,309
                                                                                    ------------
    Illinois -- 7.1%
 4,500,000  Chicago, Illinois, Metropolitan Water District,
              Capital Improvement,
              6.700% due 01/01/2003                              AA         Aa         4,948,020
 6,000,000  Illinois Educational Facilities Authority
              Revenues, Mandatory Put 11/01/2007,
              4.850% due 11/01/2032                              AA+        Aa1        6,150,540
 2,000,000  Illinois Health Facilities Authority Revenue,
              Pre-refunded,
              5.500% due 05/15/2003                              AAA        Aaa        2,150,340
 4,000,000  Illinois State Sales Tax Revenue, Series Y,
              5.250% due 06/15/2007                              NR         Aa2        4,231,840
 4,525,000  Lake County, Illinois, Adalai E. Stevenson School
              District, No. 125,
              5.500% due 01/01/2003                              NR         Aa1        4,768,898
                                                                                    ------------
                                                                                      22,249,638
                                                                                    ------------
    Maryland -- 6.5%
 1,750,000  Baltimore Maryland Convention Center Revenue,
              Refunding, 4.150% due 09/01/2001                   AAA        Aaa        1,755,040
            Maryland State:
 2,000,000    4.850% due 10/15/2002                              AAA        Aaa        2,061,980
 3,000,000    5.250% due 06/15/2006                              AAA        Aaa        3,186,180
 5,000,000    State & Local Facilities Series 2, GO,
              5.000% due 08/01/2004                              AAA        Aaa        5,205,900
 2,275,000    State & Local Facilities Series 3, GO,
              5.000% due 10/15/2005                              AAA        Aaa        2,377,807
 5,000,000  Prince George's County, Maryland, Consolidated
              Public Improvement, GO,
              (MBIA Insured),
              6.250% due 01/01/2005                              AAA        Aaa        5,558,400
                                                                                    ------------
                                                                                      20,145,307
                                                                                    ------------
    Massachusetts -- 0.7%
  2,000,000 Massachusetts Water Resource Authority Revenue,
              Series A, Pre-refunded,
              6.750% due 07/15/2002                              AAA        Aaa        2,231,120
                                                                                    ------------
    Michigan -- 25.1%
 1,415,000  Birmingham, Michigan, City School District,
              7.000% due 11/01/2007                              AA+        Aa2        1,683,539
 2,500,000  Caledonia, Michigan, Community Schools,
              (AMBAC Insured), Pre-refunded,
              6.700% due 05/01/2002                              AAA        Aaa        2,773,075
 4,200,000  Chippewa Valley, Michigan, Schools, GO,
              (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        4,519,494
 1,000,000  Detroit, Michigan, Sewage Disposal Revenue,
              Series A,
              4.600% due 07/01/2004                              AAA        Aaa        1,012,840
 2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
              Senior Lien, Series A,
              5.250% due 07/01/2006                              AAA        Aaa        2,099,920
 2,350,000  Gaylord, Michigan, Community Schools, GO,
              Pre-refunded,
              6.600% due 05/01/2002                              AA         Aa2        2,594,071
 2,000,000  Livonia, Michigan, Public Schools, (FGIC Insured),
              Series II, Pre-refunded, 6.300% due 05/01/2002     AAA        Aaa        2,190,440
            Michigan State, Building Authority Revenue,
              Series I:
 5,000,000    6.500% due 10/01/2004
              (AMBAC Insured):                                   AA         Aa3        5,621,400
 5,600,000    6.000% due 10/01/2006                              AAA        Aaa        6,193,712
 2,500,000    6.250% due 10/01/2003                              AAA        Aaa        2,739,000
            Michigan State, Hospital Finance Authority
              Revenue:
 1,000,000    McLaren Health Care Corporation, Series A,
              5.250% due 06/01/2008                              NR         A1         1,041,040
 3,370,000    Oakwood Hospital Obligated Group, Pre-refunded,
              7.100% due 07/01/2000                              AAA        Aaa        3,636,567
            Michigan State, Hospital Finance Authority Revenue,
              Pre-refunded:
 5,250,000    McLaren Obligated Group, Series A,
              7.500% due 09/15/2001                              NR         Aaa        5,887,507
 2,900,000    Oakwood Hospital Obligated Group, (FGIC Insured),
              7.000% due 07/01/2000                              AAA        Aaa        3,123,909
  1,450,000 Michigan State, Housing Development Authority,
              Series A, Rental Housing Revenue,
              5.000% due 10/01/2003                              AAA        Aaa        1,494,791
 1,095,000  Michigan State, Housing Single Family Mortgage,
              Series A,
              5.300% due 12/01/2006                              AAA        Aaa        1,145,129
 3,160,000  Michigan State, Trunk Line Highway Revenue, Series A,
              5.625% due 10/01/2003                              AA-        A1         3,371,625
 3,500,000  Michigan State, Underground Storage Tank Financial
              Assurance Authority,
              Series I, (AMBAC Insured),
              6.000% due 05/01/2006                              AAA        Aaa        3,855,180
 4,000,000  Plymouth-Canton, Michigan, Community School
              District, Series B, (Q-SBLF), GO, Pre-refunded,
              6.800% due 05/01/2001                              AA+        Aa2        4,325,720
 2,000,000  Redford, Michigan, Union School District,
              Pre-refunded,
              5.950% due 05/01/2006                              AAA        Aaa        2,231,360
            Rochester Community School District, Michigan, GO:
 3,350,000    6.000% due 05/01/2002                              AA         Aa2        3,567,783
 2,000,000    Pre-refunded,
              6.500% due 05/01/2002                              AA         NR         2,166,480
 3,000,000  University of Michigan, Hospital Revenue, Series A,
              7.500% due 12/01/2001                              AA         Aa2        3,310,680
 5,000,000  Western Michigan University Revenue, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 07/15/2001                              AAA        Aaa        5,441,450
 2,000,000  Western Michigan University Revenues,
              6.125% due 11/15/2022                              AAA        Aaa        2,191,840
                                                                                    ------------
                                                                                      78,218,552
                                                                                    ------------
    Minnesota -- 1.7%
 1,500,000  Minnesota State,
              5.000% due 05/01/2002                              AAA        Aaa        1,548,255
 3,500,000  Minnesota State, GO, Pre-refunded,
              6.250% due 08/01/2002                              AAA        Aaa        3,783,360
                                                                                    ------------
                                                                                       5,331,615
                                                                                    ------------
    Missouri -- 1.3%
  3,500,000 Missouri State Regional Convention and Sport,
              Series A, Pre-refunded,
              6.900% due 08/15/2003                              AAA        Aaa        3,938,760
                                                                                    ------------
    New Jersey -- 1.3%
 3,500,000  New Jersey State,
              6.500% due 07/15/2005                              AA+        Aa1        3,962,700
                                                                                    ------------
    New Mexico -- 1.3%
 4,000,000  New Mexico State,
              4.625% due 09/01/2006                              AA+        Aa1        4,039,200
                                                                                    ------------
    New York -- 6.9%
            Municipal Assistance Corporation, City of New York:
 3,600,000    Series G,
              5.000% due 07/01/2003                              AA         Aa2        3,728,736
 5,000,000    Series J,
              5.500% due 07/01/2002                              AA         Aa2        5,243,700
 2,000,000  New York City Transport Finance Authority,
              5.500% due 08/15/2007                              NR         Aa3        2,153,360
 5,000,000  New York State Thruway Authority Highway & Bridges,
              Series A,
              5.250% due 04/01/2001                              AAA        Aaa        5,157,500
 5,000,000  Triborough, New York, Bridge & Tunnel Authority,
              General Purpose Series A,
              5.000% due 01/01/2001                              A+         Aa3        5,102,900
                                                                                    ------------
                                                                                      21,386,196
                                                                                    ------------
    Ohio -- 1.8%
 2,420,000  Columbus Ohio, Series 1,
              6.100% due 09/15/2007                              NR         Aaa        2,563,240
 2,500,000  Warren Ohio Hospital Revenue, Warren General
              Hospital Project, Series B, Pre-refunded,
              7.300% due 11/15/2003                              AAA        NR         2,914,800
                                                                                    ------------
                                                                                       5,478,040
                                                                                    ------------
    Oklahoma -- 1.2%
 3,250,000  Tulsa Oklahoma Industrial Authority Hospital
              Revenue, Tulsa Regional Medical Center,
              Pre-refunded,
              7.200% due 06/01/2003                              AAA        NR         3,738,605
                                                                                    ------------
    Oregon -- 0.7%
  2,000,000 Washington County Or Unified Sewer Agency,
              Agency Sewer Revenue, Pre-refunded,
              6.125% due 10/01/2004                              AAA        Aaa        2,214,920
                                                                                    ------------
    Pennsylvania -- 1.7%
 5,000,000  Pennsylvania State, GO, Series 3,
              6.000% due 11/15/2003                              AA-        Aa3        5,431,250
                                                                                    ------------
    Rhode Island -- 1.8%
 5,100,000  Rhode Island Depositors Economic Protection
              Corporation, Special Obligation, Series A,
              Pre-refunded, 6.950% due 08/01/2002                AAA        Aaa        5,721,843
                                                                                    ------------
    South Carolina -- 3.0%
            South Carolina State Public Service Authority
              Revenue, Pre-refunded:
 2,455,000    Santee Cooper, Series D, (AMBAC Insured),
              6.500% due 07/01/2002                              AAA        Aaa        2,714,248
 2,940,000    Santee Cooper, Series D, (AMBAC Insured),
              6.625% due 07/01/2002                              AAA        Aaa        3,263,870
 3,000,000  York County, South Carolina, Public Facilities
              Corporation, COP, Pre-refunded,
              7.500% due 06/01/2001                              NR         Aaa        3,338,370
                                                                                    ------------
                                                                                       9,316,488
                                                                                    ------------
    Tennessee -- 1.0%
 3,000,000  Tennessee State, Series B, GO, Pre-refunded,
              6.850% due 06/01/2001                              AAA        Aaa        3,272,070
                                                                                    ------------
    Texas -- 12.5%
 3,500,000  Austin, Texas, Independent School District,
              (PSFG),
              7.000% due 08/01/2006                              AAA        Aaa        4,089,820
 2,480,000  Austin, Texas, Utility System Revenue, Series A,
              5.000% due 05/15/2001                               A         A2         2,532,105
            Dallas, Texas, GO, ETM:
 2,750,000    6.000% due 02/15/2005                              AAA        Aaa        3,024,477
 2,100,000    7.000% due 05/01/2004                              AAA        Aaa        2,407,314
 5,070,000  Dallas, Texas, Waterworks and Sewer Authority
              Revenue, 7.750% due 04/01/2003                     AA         Aa2        5,828,878
 4,085,000  Harris County, Texas, Toll Road, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 08/15/2002                              AAA        Aaa        4,517,847
  2,175,000 Plano, Texas, Independent School District, GO,
              (PSFG), 8.500% due 02/15/2003                      AAA        Aaa        2,551,318
 3,500,000  Tarrant County, Texas, Water Control Revenue,
              Pre-refunded,
              6.000% due 03/01/2001                              AAA        Aaa        3,669,785
            Texas State, GO:
 4,500,000    Series A, ETM,
              6.100% due 08/01/2001                              AAA        Aaa        4,767,570
 2,000,000    Series B,
              5.000% due 10/01/2003                              AA         Aa2        2,076,640
 3,250,000  University of Texas, Permanent University Funding,
              (PSFG),
              5.000% due 07/01/2004                              AAA        Aaa        3,383,997
                                                                                    ------------
                                                                                      38,849,751
                                                                                    ------------
    Virginia -- 2.4%
 4,870,000  Hampton, Virginia, Public Improvement Revenue,
              Series C,
              6.000% due 08/01/2003                              AA-        Aa3        5,264,860
 2,190,000  Virginia State, Transportation Board Contract
              Revenue, Series B, (U.S. Route 58 Corridor),
              5.200% due 05/15/2002                              AA         Aa2        2,273,461
                                                                                    ------------
                                                                                       7,538,321
                                                                                    ------------
    Wisconsin -- 3.0%
            Wisconsin State:
 2,000,000    6.000% due 05/01/2003                              AA         Aa2        2,152,040
 4,000,000    Series C, Pre-refunded, 6.250% due 05/01/2003      AA         Aaa        4,354,080
 2,640,000  Wisconsin State, Clean Water Revenue, Series I,
              5.250% due 06/01/2005                              AA+        Aa2        2,786,626
                                                                                    ------------
                                                                                       9,292,746
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $297,961,376)                                                                306,362,516
                                                                                    ------------
SHORT-TERM INVESTMENTS -- 0.2%
  (Cost $686,833)
   686,833  Valiant Fund Tax Exempt Money Market                                       $ 686,833
                                                                                    ------------
TOTAL INVESTMENTS (Cost $298,648,209*)                                98.4%          307,049,349
OTHER ASSETS AND LIABILITIES (Net)                                     1.6             4,989,116
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $312,038,465
                                                                     =====          ============

---------
* Aggregate cost for Federal tax purposes is  $298,648,209.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- Government Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund

                     See Notes to Financial Statements.

Munder Short Term Treasury Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                                                              Value
------                                                                              -----

U.S. TREASURY OBLIGATIONS -- 95.5%
    U.S. Treasury Notes -- 95.5%
$1,000,000      5.750% due 12/31/1998                                                 $ 1,002,090
 5,000,000      6.250% due 05/31/1999                                                   5,031,900
 5,000,000      5.875% due 07/31/1999                                                   5,017,600
 4,000,000      5.875% due 11/15/1999                                                   4,018,200
 3,000,000      7.875% due 11/15/1999                                                   3,091,830
 3,000,000      5.625% due 11/30/1999                                                   3,004,050
 1,000,000      5.625% due 12/31/1999                                                   1,001,490
 4,000,000      6.875% due 03/31/2000                                                   4,088,760
 3,000,000      5.875% due 06/30/2000                                                   3,021,000
 3,000,000      6.250% due 08/31/2000                                                   3,044,070
 4,000,000      5.750% due 11/15/2000                                                   4,018,120
 1,000,000      5.625% due 05/15/2001                                                   1,003,590
                                                                                     ------------
    TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $37,256,918)                                                              37,342,700
                                                                                    ------------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $1,131,528)
1,131,528      Agreement with Lehman Brothers Holdings Inc., 5.750%
                 dated 06/30/1998, to be repurchased at $1,131,709 on
                 07/01/1998, collateralized by $3,350,000 U.S. Treasury
                 Strip principal due 02/15/2017 (value $1,154,845)                     1,131,528
                                                                                    ------------
OTHER INVESTMENTS** (Cost $9,998,555)                                 25.6%            9,998,555
                                                                      ----          ------------
TOTAL INVESTMENTS (Cost $48,387,001*)                                124.0%           48,472,783
OTHER ASSETS AND LIABILITIES (Net)                                   (24.0)           (9,358,971)
                                                                      ----          ------------
NET ASSETS                                                           100.0%         $ 39,113,812
                                                                      ====          ============

---------
*  Aggregate cost for Federal tax purposes is $48,390,269.
** As of June 30, 1998, the market value of the securities on loan is $9,814,489. Collateral received for securities loaned includes $957,484 in U.S. government securities and the remaining $9,041,071 invested in Navigator Securities Lending Trust-Prime Portfolio.

                     See Notes to Financial Statements.

Munder Cash Investment Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----

CERTIFICATES OF DEPOSIT -- 14.5%
$50,000,000  Bank of Nova Scotia,
               5.570% due 09/02/1998                           A1+/AA-    P1/Aa3    $ 50,000,000
 50,000,000   Canadian Imperial Bank of Commerce, NY,
               5.570% due 09/23/1998                           A1+/AA-    P1/Aa3      50,000,000
 20,000,000   National Westminster Bank,
               5.790% due 07/30/1998                           A1+/AA     P1/Aa2      20,000,000
 44,000,000   Rabobank Nederland N. V.,
               5.580% due 10/20/1998+                          A1+/AAA    P1/Aaa      44,000,000
                                                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $164,000,000)                                                                164,000,000
                                                                                   -------------
COMMERCIAL PAPER -- 60.6%
50,000,000   B.A.T. Capital Corporation,
               5.620% due 07/08/1998+,+++                       A2/A-      P1/A2      49,945,361
50,000,000   Banc One Funding Corporation,
               5.510% due 08/26/1998+                           A1/NR      P1/NR      49,571,445
50,000,000   Corporate Asset Funding,
               5.510% due 08/06/1998+                          A1+/NR      P1/NR      49,724,500
50,000,000   CXC, Inc.,
               5.480% due 07/07/1998+                          A1+/NR      P1/NR      49,954,333
30,000,000   Finova Capital Corporation,
               5.530% due 07/13/1998+,+++                       A2/A-     P2/Baa      29,944,700
50,000,000   First Chicago Financial Corporation,
               5.530% due 10/01/1998+                           A1/NR      P1/NR      49,293,389
50,000,000   Golden Managers Acceptance Corporation,
               5.540% due 07/16/1998+,+++                      A1+/NR      NR/NR      49,884,583
25,000,000   Greenwich Asset Funding, Inc.,
               5.530% due 08/26/1998+                          A1+/NR      P1/NR      24,784,945
42,000,000   National Bank of Canada New York,
               5.450% due 11/30/1998+                           A1/A       P1/A1      41,033,533
50,000,000   New Center Asset Trust,
               6.500% due 07/01/1998+                           A1/NR      P1/NR      50,000,000
50,000,000   Preferred Receivables Funding Corporation,
               6.250% due 07/01/1998+                           A1/NR      P1/NR      50,000,000
25,000,000   Sanwa Business Credit Company,
               5.700% due 07/20/1998+,+++                       A2/A-     P1/Aa3      24,924,792
30,000,000   Sheffield Receivables Corporation,
               5.510% due 08/28/1998+                          A1+/NR      P1/NR      29,733,683
50,000,000   Societe Generale North America, Inc.,
               5.480% due 07/07/1998+                          A1/AA-     P1/Aa3      49,954,333
50,000,000   Swedish Expt Cr Corporation,
               5.380% due 10/05/1998+                          A1+/AA+    P1/Aa3      49,282,667
 40,000,000  Tribune Company,
               5.510% due 08/12/1998+                           A1/A       P1/A2      39,742,867
                                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $687,775,131)                                                                687,775,131
                                                                                   -------------
CORPORATE NOTES -- 6.6%
25,000,000   Allstate Funding Agreement,
               5.741% due 05/17/1999+                          NR/AA+       AA2       25,000,000
25,000,000   Jackson National Life Insurance,
               5.760% due 09/22/1998++                          NR/AA     NR/Aa3      25,000,000
25,000,000   Transamerica Life Annuity,
               5.721% due 02/17/1999++                          A1/AA     P1/Aa3      25,000,000
                                                                                   -------------
TOTAL CORPORATE NOTES
  (Cost $75,000,000)                                                                  75,000,000
                                                                                   -------------
REPURCHASE AGREEMENTS -- 13.2%
49,239,788   Agreement with Lehman Brothers Holdings Inc.,
               5.750% dated 06/30/1998, to be repurchased at
               $49,247,653 on 07/01/1998, collaterized by
               $122,004,000 U.S. Treasury Strips, 5.500-5.750%
               having maturities ranging from 02/15/2003 through
               08/15/2025 (value $50,226,275)                                         49,239,788
50,000,000   Agreement with Sanwa BGK Securities Company L.P.,
               5.800% dated 06/30/1998, to be repurchased at
               $50,008,056 on 07/01/1998, collaterized by
               $33,422,000 U.S. Treasury Bonds, 12.000% maturing
               08/15/2013 (value $51,000,635)                                         50,000,000
50,000,000   Agreement with State Street Bank and Trust
               Company, 5.800% dated 06/30/1998, to be
               repurchased at $50,008,056 on 07/01/1998,
               collaterized by $42,440,000 U.S. Treasury Bonds,
               7.125% maturing 02/15/2023 (value $51,001,294)                         50,000,000
                                                                                   -------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $149,239,788)                                                                149,239,788
                                                                                   -------------
TOTAL INVESTMENTS (Cost $1,076,014,919*)                              94.9%        1,076,014,919
OTHER ASSETS AND LIABILITIES (Net)                                     5.1            57,907,518
                                                                      ----         -------------
NET ASSETS                                                           100.0%       $1,133,922,437
                                                                     =====         =============

---------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ B.A.T. Capital Corporation, rated F-1 by Fitch, Finova Capital
    Corporation, rated F-1 by Fitch and D-1 by Duff and Phelps, Golden Managers Acceptance Corporation rated D-1+ by Duff and Phelps and Sanwa Business Credit Company rated D-1 by Duff and Phelps, are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.

Munder Money Market Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----
CERTIFICATE OF DEPOSIT -- 14.3%
$3,000,000   Canadian Imperial Bank of Commerce, NY,
               5.570% due 09/23/1998                           A1+/AA-    P1/Aa3     $ 3,000,000
5,000,000    National Westminster Bank,
               5.790% due 07/30/1998                           A1+/AA     P1/Aa2       5,000,000
4,000,000    Rabobank Nederland N. V.,
               5.580% due 10/20/1998                           A1+/AAA    P1/Aaa       4,000,000
                                                                                    ------------
  TOTAL CERTIFICATE OF DEPOSIT
    (Cost $12,000,000)                                                                12,000,000
                                                                                    ------------
COMMERCIAL PAPER -- DISCOUNT -- 54.3%
5,000,000    B.A.T. Capital Corporation,
               5.630% due 07/28/1998+,+++                       A2/A-      P1/A2       4,978,887
4,000,000    Banc One Funding Corporation,
               5.550% due 08/17/1998+                           A1/NR      P1/NR       3,971,017
4,000,000    Bank of Nova Scotia,
               5.570% due 09/02/1998+                          A1+/AA-    P1/Aa3       4,000,000
5,000,000    CXC Inc.,
               5.530% due 07/23/1998+                          A1+/NR      P1/NR       4,983,103
4,000,000    General Electric Capital Corporation,
               5.520% due 09/18/1998+                          A1+/AAA    P1/Aaa       3,951,547
4,000,000    Golden Managers Acceptance Corporation,
               5.540% due 07/16/1998+,+++                      A1+/NR      NR/NR       3,990,767
5,000,000    National Bank of Canada New York,
               5.450% due 11/30/1998+                           A1/A       P1/A1       4,884,944
3,000,000    National Rural Utilities Cooperative Finance,
               5.500% due 09/28/1998+                          A1+/AA      P1/A1       2,959,208
4,000,000    Preferred Receivables Funding Corporation,
               5.600% due 08/05/1998+                           A1/NR      P1/NR       3,978,222
4,000,000    Sanwa Business Credit Corporation,
               5.700% due 07/24/1998+,+++                      A2/BBB+     P1/A1       3,985,433
4,000,000    Toyota Motor Credit Company,
               5.500% due 09/02/1998+                          A1+/AAA    P1/Aaa       3,961,500
                                                                                    ------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $45,644,628)                                                                  45,644,628
                                                                                    ------------
CORPORATE NOTES -- 4.1% (Cost $3,481,000)
3,481,000    Capital One Funding Corporation,
               5.630% due 04/01/2009++                         A1+/AA-     P1/NR       3,481,000
                                                                                    ------------
REPURCHASE AGREEMENT -- 22.0%
  (Cost $18,487,060)
$18,487,060  Agreement with Lehman Brothers Holdings Inc.,
               5.750% dated 06/30/1998, to be repurchased at
               $18,490,013 on 07/01/1998, collateralized by
               $22,014,000 U.S. Treasury Strip Principal due
               02/15/2007 (value $13,635,693) and $13,320,000
               U.S. Treasury Strip, principal due 11/15/2014
               (value $5,222,772).                                                  $ 18,487,060
                                                                                    ------------
TOTAL INVESTMENTS (Cost $79,612,688*)                                 94.7%           79,612,688
OTHER ASSETS AND LIABILITIES (Net)                                     5.3             4,484,151
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $ 84,096,839
                                                                     =====          ============

---------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ B.A.T. Capital Corporation, rated F-1 by Fitch, and Golden Managers
    Acceptance Corporation and Sanwa Business Credit Corporation, rated D1+ by Duff and Phelps, are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.



Munder Tax-Free Money Market Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----

MUNICIPAL BONDS AND NOTES  99.9%
    Alabama -- 2.0%
$ 5,900,000 Birmingham Alabama, Series A,
              3.500% due 10/01/2015+                            A-1+       VMIG1     $ 5,900,000
                                                                                    ------------
    Arizona -- 6.4%
 3,200,000  Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue (Tucson
              Electric Power), (Barclays Bank, LOC),
              3.600% due 12/01/2020+                            A-1+       VMIG1       3,200,000
 3,400,000  Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue,
              (Tucson Electric - 83C), (Bankers Trust
              Corporation, NY, LOC),
              3.650% due 12/15/2018+                            A-1+       VMIG1       3,400,000
 3,000,000  Maricopa County Arizona Pollution Control,
              3.550% due 12/01/2014+                             NR         Aa2        3,000,000
 6,400,000  Maricopa County, Arizona, Pollution Control, El
              Paso A, Pre-refunded,
              3.550% due 08/01/2015+                             NR        VMIG1       6,400,000
 3,000,000  Pima County Arizona Industrial Development
              Authority, (Tucson Electric),
              3.550% due 12/01/2022+                             AA        VMIG1       3,000,000
                                                                                    ------------
                                                                                      19,000,000
                                                                                    ------------
    Arkansas -- 1.3%
 4,000,000  Fayetteville Arkansas Public Facilities Board,
              Butterfield Trail Village,
              4.000% due 09/01/2027+                             NR        VMIG1       4,000,000
                                                                                    ------------
    California -- 3.4%
10,000,000  California School Cash Reserve, Pool Series A,
              4.500% due 07/02/1999                             SP-1+      MIG1       10,073,200
                                                                                    ------------
    Colorado -- 3.5%
 4,000,000  Colorado Health Facilities Authority Revenue,
              Variable Catholic Health Series B,
              3.400% due 12/01/2025+                            A-1+       VMIG1       4,000,000
 6,500,000  Smith Creek Metropolitan District Company Revenue,
              3.600% due 10/01/2035+                            A-1+        NR         6,500,000
                                                                                    ------------
                                                                                      10,500,000
                                                                                    ------------
    Delaware -- 0.8%
  2,510,000 New Castle County, Delaware, Economic, Refunding
              Henderson Mcguire,
              3.550% due 08/15/2020+                            A-1+        NR         2,510,000
                                                                                    ------------
    Florida -- 4.9%
2,500,000  Broward County, Florida, Mulit-family Housing,
              Southern Pointe Project,
              3.550% due 05/15/2027+                            A-1+        NR         2,500,000
 1,900,000  Dade County, Florida, Aviation Revenue, Series C,
              5.000% due 10/01/1998                              AAA        Aaa        1,907,267
 4,000,000  Palm Beach County Florida Revenue, Jewish
              Community Campus Corporation,
              3.450% due 03/01/2027+                            A-1+        NR         4,000,000
 6,300,000  University of North Florida, Foundation, Inc.,
              Capital Improvement Revenue, Series 1994, (First
              Union National Bank of North Carolina, LOC),
              3.550% due 11/01/2024+                             NR        VMIG1       6,300,000
                                                                                    ------------
                                                                                      14,707,267
                                                                                    ------------
    Georgia -- 8.0%
 1,500,000  Clayton County, Georgia, Housing Authority,
              Floating Rate Rivers Edge Development,
              3.600% due 08/01/2006+                             NR        VMIG1       1,500,000
 5,700,000  DeKalb County, Georgia, Private Hospital, Hospital
              Authority, Revenue Anticipation Certificates,
              (Egleston Children's Health) Series A, (Suntrust
              Bank, Atlanta, GA, LOC),
              3.450% due 12/01/2017+                            A-1+       VMIG1       5,700,000
 2,800,000  Fulco Georgia Hospital Authority Anticipation
              Certificates, Shepherd Center Incorporated
              Project,
              3.500% due 09/01/2017+                            A-1+        NR         2,800,000
 3,200,000  Fulton County Georgia Residntial Care, Lenbrook
              Square Foundation,
              4.000% due 01/01/2018+                            A-1+        NR         3,200,000
 2,400,000  Glynn - Brunswick, Georgia, Memorial Hospital
              Authority, Revenue Anticipation Certificates,
              (Southeast Georgia Project), (MBIA Insured),
              (Suntrust Bank, Atlanta, GA, LOC),
              3.400% due 08/01/2016+                             AAA        Aaa        2,400,000
            Metro Atlanta Rapid Transit Georgia Tax:
  1,000,000   Series J, Pre-refunded,
              7.600% due 07/01/1998                              AAA        Aaa        1,020,000
 2,500,000    Series J, Pre-refunded,
              8.000% due 07/01/1998                              AAA        Aaa        2,550,000
 4,600,000  Municipal Electric Authority Georgia, Variable
              Project One B,
              3.350% due 01/01/2016+                             NR         A3         4,600,000
                                                                                    ------------
                                                                                      23,770,000
                                                                                    ------------
    Hawaii -- 0.3%
 1,000,000  Honolulu Hawaii City & County, Series D,
              6.300% due 12/01/1998                              AA         Aaa        1,010,398
                                                                                    ------------
    Illinois -- 12.9%
            Chicago Illinois Multifamily Housing Revenue:
 2,700,000    Waveland Associates,
              3.550% due 11/01/2010+                             NR         Aaa        2,700,000
 2,000,000    Waveland Association,
              3.550% due 11/01/2010+                             NR         Aaa        2,000,000
            Illinois Development Finance Authority Revenue:
 2,000,000    Chicago Symphony,
              3.450% due 06/01/2031+                            A-1+       VMIG1       2,000,000
 4,000,000    Loyola Academy, Series A,
              3.500% due 10/01/2027+                            A-1+        NR         4,000,000
            Illinois Educational Facilities Authority
              Revenues:
 2,200,000    Art Institute of Chicago,
              3.550% due 03/01/2027+                            A-1+       VMIG1       2,200,000
 3,850,000    Pooled Financing Program,
              3.500% due 12/01/2005+                             AAA        Aaa        3,850,000
 1,000,000    The Adler Planetarium,
              3.500% due 04/01/2031+                            A-1+        NR         1,000,000
            Illinois Health Facilities Authority:
11,500,000    (Advocate Health Care) Series B,
              3.550% due 08/15/2022+                             A-1       VMIG1      11,500,000
 3,000,000    (Gottlieb Health Resources Inc.),
              3.500% due 11/15/2024+                             NR        VMIG1       3,000,000
  4,000,000 Illinois State Development Finance Authority,
              Industrial Development Authority Revenue,
              (Lake Forest Academy Project),
              (Northern Trust Company, LOC),
              3.550% due 12/01/2024+                            A-1+        NR         4,000,000
 2,000,000  Springfield, Illinois, Water Revenue,
              6.500% due 03/01/2015+                             AA         Aa2        2,078,157
                                                                                    ------------
                                                                                      38,328,157
                                                                                    ------------
    Indiana -- 0.9%
 1,100,000  Indiana State Development Finance Authority
             Revenue, (Educational Facility -- Indiana
             Historical Society),
             (NBD Bank, Detroit, LOC),
             3.500% due 08/01/2031+                             A-1+        NR         1,100,000
 1,500,000  Indianapolis Public Improvement Bond Bank,
              Series B,
              5.000% due 02/01/1999                              AAA        Aaa        1,511,434
                                                                                    ------------
                                                                                       2,611,434
                                                                                    ------------
    Iowa -- 1.3%
 4,000,000  Woodbury County Iowa Educational Facility Revenue,
              Siouxland Med Education Foundation,
              3.600% due 11/01/2016+                              A         NR         4,000,000
                                                                                    ------------
    Louisiana -- 0.9%
 2,600,000  Louisiana State Offshore Term, Deepwater Port
              Revenue,
              3.700% due 09/01/2008+                            A-1+       VMIG1       2,600,000
                                                                                    ------------
    Maryland -- 2.1%
 3,200,000  Baltimore County, Maryland, Revenue Bonds,
              (Sheppard & Enoch Pratt Hospital),
              (Societe Generale, LOC),
              3.600% due 07/01/2022+                             NR        VMIG1       3,200,000
 1,000,000  Charles County, Maryland,
              5.000% due 02/01/1999                              AA-        Aa3        1,008,600
            Maryland State:
 1,000,000    First Series,
              6.500% due 03/01/1999                              AAA        Aaa        1,019,535
 1,000,000    First Series,
              6.700% due 03/01/1999                              AAA        Aaa        1,020,853
                                                                                    ------------
                                                                                       6,248,988
                                                                                    ------------
    Michigan -- 1.4%
  1,250,000 Michigan Municipal Bond Authority Revenue,
              Series B,
              4.500% due 07/02/1998                             SP-1+       NR         1,250,026
 2,000,000  Michigan State, GO,
              4.500% due 09/30/1998                             SP-1+      MIG1        2,003,782
 1,000,000  Saline, Michigan, Economic Development,
              Obligation
              Brecon Village Project,
              3.500% due 11/01/2025+                            A-1+        NR         1,000,000
                                                                                    ------------
                                                                                       4,253,808
                                                                                    ------------
    Minnesota -- 4.7%
 7,000,000  Minneapolis Minnesota, Variable Series B,
              3.400% due 12/01/2016+                            A-1+        Aaa        7,000,000
 1,000,000  Minnesota School Districts, Tax & Aid Anticipation
              Certificates Indebteness, Series B,
              3.850% due 09/03/1998                              NR        MIG1        1,000,000
 4,000,000  Rochester, Minnesota, Health Care Facilities,
              Facilities Revenue,
              3.650% due 11/15/2017+                             AA+        NR         4,000,000
 1,000,000  Southern Minnesota Municipal Power Agency Supply,
              Pre-refunded,
              7.000% due 01/01/1999                              AAA        Aaa        1,036,666
 1,000,000  Washington County, Minnesota, Housing,
              6.300% due 02/01/1999                              AAA        Aaa        1,015,772
                                                                                    ------------
                                                                                      14,052,438
                                                                                    ------------
    Missouri -- 2.9%
 1,000,000  Branson Missouri Reorganized School District,
              Improvement & Refunding, Pre-refunded,
              6.200% due 03/01/1999                              AAA        Aaa        1,015,527
 2,000,000  Columbia, Missouri, Special Obligation Reserve,
              Series A,
              (Toronto Dominion Bank, LOC),
              3.500% due 06/01/2008+                             AA        VMIG1       2,000,000
 2,500,000  Missouri State Environment Improvement Energy,
              3.750% due 06/01/2014+                            A-1+        P1         2,500,000
 3,000,000  Missouri State Health & Educational Facilities,
              Authority,
              3.500% due 06/01/2019+                            A-1+       VMIG1       3,000,000
                                                                                    ------------
                                                                                       8,515,527
                                                                                    ------------
    Nebraska -- 1.7%
  5,000,000 Nebraska Educational Facilities Authority Revenue,
              Educational Equipment & Improvement,
              (FGIC Insured),
              (SBPA -- Mitsubishi Bank of New York,
              exp. 04/15/1998),
              3.800% due 12/01/2000+                             AAA        Aaa        5,000,000
                                                                                    ------------
    Nevada -- 2.3%
 6,822,000  Clark County, Nevada, Airport Improvement Revenue,
              Series A-1, (MBIA Insured), (SBPA -- National
              Westminster Bank, exp. 02/19/1999),
              3.400% due 07/01/2012+                             AAA        Aaa        6,822,000
                                                                                    ------------
    New Mexico -- 1.7%
 5,000,000  Farmington, New Mexico, Pollution Control Revenue,
              (El Paso Electric Co.), Series A,
              3.550% due 11/01/2013+                             NR         Aa3        5,000,000
                                                                                    ------------
    North Carolina -- 5.5%
 3,800,000  Mecklenburg County Industrial Facilities, Edgcomb
              Metals Company Project,
              3.500% due 12/01/2009+                             NR         Aa3        3,800,000
 3,000,000  North Carolina Educational Finance Facilities,
              3.450% due 09/01/2027+                             NR         NR         3,000,000
 3,000,000  North Carolina Medical Care Commission, Hospital
              Revenue, Series B,
              3.400% due 06/01/2022+                            A-1+       VMIG1       3,000,000
            North Carolina State, (Union Bank of
              Switzerland/Morgan Guaranty, LOC):
 4,500,000    3.450% due 08/10/1998                              A1+        NR         4,500,000
 2,000,000    3.600% due 07/23/1998                              A1+        P1         2,000,000
                                                                                    ------------
                                                                                      16,300,000
                                                                                    ------------
    Ohio -- 3.3%
 1,980,000  Franklin County, Ohio, Hospital Revenue, Us Health
              Corporation, Series A,
              3.550% due 12/01/2021                              NR        VMIG1       1,980,000
 3,000,000  Ohio State Public Facilities Commission, Higher
              Education, Series Ii B,
              5.000% due 11/01/1998                              AA-        Aa3        3,013,479
  2,500,000 Ohio State Special Obligation, Elementary &
              Secondary Education Capital Facilities B,
              4.500% due 12/01/1998                              AA-        Aa3        2,507,104
 2,215,000  Summit County, Ohio, Bond Anticipation Notes,
              4.875% due 11/19/1998                              NR        MIG1        2,223,856
                                                                                    ------------
                                                                                       9,724,439
                                                                                    ------------
    Pennsylvania -- 4.4%
 1,500,000  Allegheny County, Pennsylvania, Hospital
              Development Revenue, Children Hospital
              Pittsburgh B,
              3.450% due 12/01/2015+                             AAA        Aaa        1,500,000
 2,000,000  Delaware Valley, Pennsylvania, Registered
              Finance,
              Series A,
              3.450% due 12/01/2017+                            A-1+       VMIG1       2,000,000
 5,000,000  Philadelphia, Pennsylvania, Water & Wastewater,
              Variable Series B,
              3.820% due 08/01/2027+                            A-1+       VMIG1       4,999,786
 4,765,000  York County, Pennsylvania, Industrial Development
              Authority,
              Industrial Development Revenue,
              (New Edgecomb Corporation Project),
              (Banque Nationale Paris, LOC),
              3.500% due 07/01/2009+                             NR         Aa3        4,765,000
                                                                                    ------------
                                                                                      13,264,786
                                                                                    ------------
    South Carolina -- 1.5%
 2,000,000  South Carolina Educational Facilities Authority,
              (Variable Furman University Project), Series B,
              3.350% due 10/01/2026+                             AAA        Aaa        2,000,000
 1,475,000  South Carolina State, State Highway Series A,
              6.100% due 02/01/1999                              AAA        Aaa        1,496,994
 1,015,000  Sumter County, South Carolina, School District
              Number, Series B,
              5.500% due 03/01/1999                              AA         Aa1        1,028,215
                                                                                    ------------
                                                                                       4,525,209
                                                                                    ------------
    Tennessee -- 4.4%
 6,700,000  Chattanooga, Tennessee, Industrial Development
              Authority Revenue, (Market Street Ltd. Project),
              (ABN -- Amro, LOC),
              3.600% due 12/15/2012+                            A-1+        NR         6,700,000
  2,400,000 Clarksville, Tennessee, Public Building Authority,
              (NationsBank, TN, LOC),
              3.600% due 06/01/2024+                            A-1+        NR         2,400,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Industrial Development Board
              Revenue, Multi-family Housing, (Arbor Crest
              Apartments), Series B,
              3.550% due 12/01/2007+                             NR        VMIG1       2,000,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Health and Facilities Board,
              (West Mead Place Project), (NationsBank, GA, LOC),
              3.600% due 10/01/2015+                            A-1+        NR         2,000,000
                                                                                    ------------
                                                                                      13,100,000
                                                                                    ------------
    Texas -- 9.5%
 5,625,000  Bexar County, Texas, Health Facilities Development
              Company, Retirement Community, Air Force,
              Series B,
              3.500% due 03/01/2012+                            A-1+        NR         5,625,000
 2,100,000  Dallas County, Texas, Utility & Reclaim,
              7.000% due 02/15/1999                              AAA        Aaa        2,144,920
 2,000,000  Joshua, Texas, Independent School District,
              Series B,
              Pre-refunded,
              6.125% due 02/15/2006+                             NR         Aaa        2,032,072
 7,000,000  Lower Colorado River Authority Texas Revenue,
              Refunding Junior Lien, 3rd Supplement Series,
              (MBIA Insured), (SBPA-Baverische Vereinbank),
              3.400% due 01/01/2013+                            A-1+       VMIG1       7,000,000
 1,000,000  North East Independent School District Texas,
              6.500% due 02/01/1999                              AAA        Aaa        1,017,206
 1,000,000  Texas A & M University Revenues, Comb Fee
              Refunding & Improvement Series B, Pre-refunded,
              7.500% due 08/15/1998                              AA         Aa2        1,004,884
 2,000,000  Texas State, Refunding Bonds, Veterans Housing
              Assistance Fund I,
              3.400% due 12/01/2016+                            A-1+       VMIG1       2,000,000
 7,500,000  Texas State, Tax & Revenue Anticipation Notes,
              4.750% due 08/31/1998                             SP-1+      MIG1        7,513,003
                                                                                    ------------
                                                                                      28,337,085
                                                                                    ------------
    Utah -- 3.5%
  4,900,000 Salt Lake County Utah Housing Authority, Revenue,
              3.500% due 01/01/2009+                             NR         Aa1        4,900,000
 1,000,000  State Of Utah, General Obligation Highway, Series A,
              3.750% due 09/30/1998                              A-1        P-1        1,000,000
 4,400,000  Utah State Board Regents Student Loan, Loan
              Revenue Series B,
              3.400% due 11/01/2000+                             AAA        Aaa        4,400,000
                                                                                    ------------
                                                                                      10,300,000
                                                                                    ------------
    Virginia -- 1.0%
 1,700,000  Richmond, Virginia, Redevelopment & Housing
              Authority, Stony Point Project,
              3.550% due 04/01/2029+                             A-1        NR         1,700,000
 1,445,000  Rockingham County, Virginia, Industrial
              Development, Higher Education Facilities,
              3.550% due 01/03/2017+                             A-1        NR         1,445,000
                                                                                    ------------
                                                                                       3,145,000
                                                                                    ------------
    Wisconsin -- 3.4%
 3,200,000  Milwaukee Wisconsin Revenue, School Order
              Notes, Series B,
              4.250% due 08/27/1998                             SP-1+      MIG1        3,202,181
 5,000,000  Wisconsin State, Series G,
              6.750% due 05/01/2011+                             AA         Aaa        5,170,880
 1,650,000  Wisconsin State Health & Educational Facilities,
              Authority Revenue,
              5.000% due 08/15/1998                              AA-        NR         1,652,320
                                                                                    ------------
                                                                                      10,025,381
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $297,625,117)                                  297,625,117
                                                                                    ------------


SHORT-TERM INVESTMENTS -- 1.1%
 1,999,705  Dreyfus Tax-Exempt Cash Management                                       $ 1,999,705
 1,493,269  Valiant Fund Tax Exempt Money Market                                       1,493,269
                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,492,974)                                         3,492,974
                                                                                    ------------
TOTAL INVESTMENTS (Cost $301,118,091*)                               101.0%          301,118,091
OTHER ASSETS AND LIABILITIES (Net)                                    (1.0)           (3,113,854)
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $298,004,237
                                                                     =====          ============

---------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
FGIC -- Federal Guaranty Insurance Corporation
GO -- General Obligation Bonds
LOC -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement




                     See Notes to Financial Statements.
/TABLE

Munder U.S. Treasury Money Market Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Principal
Amount                                                                                Value
------                                                                                -----
U.S. TREASURY OBLIGATIONS -- 51.5%
    U.S. Treasury Bills -- 28.6%
$25,000,000 due 07/09/1998                                                          $ 24,974,667
                                                                                    ------------
    U.S. Treasury Notes -- 22.9%
20,000,000  5.125% due 12/31/1998                                                     19,975,894
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $44,950,561)                                                                  44,950,561
                                                                                    ------------

REPURCHASE AGREEMENTS -- 48.2%
20,119,796  Agreement with Lehman Brothers Holdings Inc., 5.750%
              dated 06/30/1998 to be repurchased at $20,123,011 on
              07/01/1998, collateralized by $10,095,000 U.S. Treasury
              Note, 6.000% maturing 08/15/1999 (value $10,365,100),
              $5,322,000 U.S. Treasury Note, 5.875% maturing
              11/15/1999 (value $5,382,690) and $6,974,000
              U.S. Treasury Bonds, 12.000% maturing 05/15/2005
              (value $4,770,634)                                                      20,119,796
 4,000,000  Agreement with Merrill Lynch and Company, Inc., 5.700%
              dated 06/30/1998, to be repurchased at $4,000,633 on
              07/01/1998,  collateralized by $4,060,000 U.S. Treasury
              Note, 5.625% maturing 11/30/1999 (value $4,080,300)                      4,000,000
 4,000,000  Agreement with Morgan (J.P.) and Company, 5.500% dated
              06/30/1998, to be repurchased at $4,000,611 on
              07/01/1998, collateralized by $3,060,000 U.S. Treasury
              Bonds, 11.625% maturing 11/15/2004 (value $4,081,275)                    4,000,000
 4,000,000  Agreement with Sanwa BGK Securities Company L.P.,
              5.800% dated 06/30/1998, to be repurchased at $4,000,644 on
              07/01/1998, collaterized by $2,674,000 U.S. Treasury Bonds,
              12.000% maturing 08/15/2013 (value
              $4,080,417)                                                              4,000,000
10,000,000  Agreement with State Street Bank and Trust Company,
              5.800% dated 06/30/1998, to be repurchased at $10,001,611 on
              07/01/1998, collaterized by $7,770,000 U.S. Treasury Note,
              8.125% maturing 08/15/2019 (value
              $10,206,532)                                                            10,000,000
                                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $42,119,796)                                                                  42,119,796
                                                                                    ------------
TOTAL INVESTMENTS (Cost $87,070,357*)                                 99.7%           87,070,357
OTHER ASSETS AND LIABILITIES (Net)                                     0.3               259,100
                                                                      ----          ------------
NET ASSETS                                                           100.0%         $ 87,329,457
                                                                      ====          ============

---------
* Aggregate cost for Federal tax purposes.

                     See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
-----------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    ----------------------------------------------------------------------------
                                                                   Munder         Munder          Munder U.S.    Munder
                                                    Munder         Intermediate   International   Government     Michigan
                                                    Bond           Bond           Bond            Income         Triple Tax-Free
                                                    Fund           Fund           Fund            Fund           Bond Fund
                                                    ------------   ------------   -----------     ------------   ---------------
ASSETS:
Investments, at value See accompanying schedules:
    Securities  .................................   $305,678,058   $649,068,169   $48,280,845     $284,675,055   $ 60,454,882
    Repurchase Agreements  ......................      3,389,000     18,285,000     1,453,000        7,854,000        --
                                                    ------------   ------------   -----------     ------------   ------------
Total Investments  ..............................    309,067,058    667,353,169    49,733,845      292,529,055     60,454,882
Cash  ...........................................         13,394            981           610              886        --
Interest receivable  ............................      3,975,628      6,760,802     1,312,282        1,860,211        752,180
Receivable for investment securities sold  ......         34,990         10,332        --               22,561        --
Receivable for Fund shares sold  ................        541,252        642,329        --              378,696         44,020
Unamortized organization costs  .................         --             --            21,777            2,330          3,007
Prepaid expenses and other assets  ..............         12,898         25,504        20,308           17,172          5,742
Receivable from advisor  ........................         --             --            --               --            --
                                                    ------------   ------------   -----------     ------------   ------------
    Total Assets  ...............................    313,645,220    674,793,117    51,088,822      294,810,911     61,259,831
                                                    ------------   ------------   -----------     ------------   ------------
LIABILITIES:
Payable for Fund shares redeemed  ...............        339,952      1,730,552            10          319,126         41,000
Payable for investment securities purchased  ....        109,825         --            --               --            --
Payable upon return of securities loaned  .......     45,996,125     81,818,275       846,000           --            --
Dividends payable  ..............................         --             --            --               --            --
Investment advisory fee payable  ................        109,105        241,804        21,084          120,344         24,982
Administration fee payable  .....................         23,693         52,453         4,597           26,170          5,427
Shareholder servicing fees payable  .............          8,820         18,731            41           44,878         11,674
Distribution fees payable  ......................          1,007         75,167           120            1,615            957
Transfer agent fee payable  .....................          2,548         13,614         1,325            6,940        --
Custodian fees payable  .........................         13,976         12,872        --               16,552          5,896
Accrued Trustees'/Directors' fees and expenses  .          2,408          4,567           374            2,214            453
Accrued expenses and other payables  ............         52,173         74,668         5,117           39,455         22,896
                                                    ------------   ------------   -----------     ------------   ------------
    Total Liabilities  ..........................     46,659,632     84,042,703       878,668          577,294        113,285
                                                    ------------   ------------   -----------     ------------   ------------
NET ASSETS  .....................................   $266,985,588   $590,750,414   $50,210,154     $294,233,617   $ 61,146,546
                                                    ============   ============   ===========     ============   ============
Investments, at cost  ...........................   $306,473,170   $663,754,250   $51,406,899     $284,495,760   $ 58,465,367
                                                    ============   ============   ===========     ============   ============

See Notes to Financial Statements.

                                                 MONEY MARKET FUNDS
--------------------------------------------     --------------------------------------------------------------
Munder          Munder           Munder          Munder          Munder           Munder          Munder
Tax-Free        Tax-Free         Short Term      Cash            Money            Tax-Free        U.S. Treasury
Bond            Intermediate     Treasury        Investment      Market           Money Market    Money Market
Fund            Bond Fund        Fund            Fund            Fund             Fund            Fund
------------    ------------     -----------     --------------  -----------      ------------    -------------
$197,961,900    $307,049,349     $47,341,255     $  926,775,131  $61,125,628      $301,118,091    $44,950,561
      --              --           1,131,528        149,239,788   18,487,060            --         42,119,796
------------    ------------     -----------     --------------  -----------      ------------    -----------
 197,961,900     307,049,349      48,472,783      1,076,014,919   79,612,688       301,118,091     87,070,357
      --              --               5,541            --            --                 3,145              1
   3,433,890       5,158,395         392,803          2,526,801      337,852         2,509,783          9,499
      --              --              --                --            --             3,995,312         --
     110,510         210,262         222,000         60,172,070   14,485,160         2,802,494      2,142,922
       5,485          --              30,496            --             6,168            --             --
      14,020          17,743           9,655             42,976       13,148            14,394         12,686
      --              --               4,398            --            --                --             --
------------    ------------     -----------     --------------  -----------      ------------    -----------
 201,525,805     312,435,749      49,137,676      1,138,756,766   94,455,016       310,443,219     89,235,465
------------    ------------     -----------     --------------  -----------      ------------    -----------

      97,499          94,166          --                 34,513   10,210,330         1,618,818      1,569,356
      --              --              --                --            --            10,073,200         --
      --              --           9,998,555            --            --                --             --
      --              --              --              4,052,852       60,781           522,866        269,362
      82,882         128,449           8,539            321,662       29,518            87,237         23,728
      18,039          27,947           3,742             99,943        7,818            27,125          7,437
      39,909          60,763             174             83,441       --                24,527          5,008
         954           1,747             304             25,600        7,002            15,786          1,986
       5,899          10,804           1,652             26,376        4,137             8,174          6,736
      13,115          19,117           5,886             59,668       11,460            19,294         11,216
       1,527           2,376             388              8,869          763             2,533            292
      25,128          51,915           4,624            121,405       26,368            39,422         10,887
------------    ------------     -----------     --------------  -----------      ------------    -----------
     284,952         397,284      10,023,864          4,834,329   10,358,177        12,438,982      1,906,008
------------    ------------     -----------     --------------  -----------      ------------    -----------
$201,240,853    $312,038,465     $39,113,812     $1,133,922,437  $84,096,839      $298,004,237    $87,329,457
============    ============     ===========     ==============  ===========      ============    ===========
$187,379,462    $298,648,209     $48,387,001     $1,076,014,919  $79,612,688      $301,118,091    $87,070,357
============    ============     ===========     ==============  ===========      ============    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    ----------------------------------------------------------------------------
                                                                   Munder         Munder          Munder U.S.    Munder
                                                    Munder         Intermediate   International   Government     Michigan
                                                    Bond           Bond           Bond            Income         Triple Tax-Free
                                                    Fund           Fund           Fund            Fund           Bond Fund
                                                    ------------   ------------   -----------     ------------   ---------------
NET ASSETS consist of:
Undistributed (distributed in excess of) net
  investment income  ............................   $     43,986   $    669,522   $    --         $   (231,084)  $    48,865
Accumulated net realized gain/(loss) on
  investments sold  .............................       (945,129)   (20,088,601)      626,771          330,239       738,982
Net unrealized appreciation/(depreciation) of
  investments and foreign currency transactions        2,593,888      3,598,919    (1,686,664)       8,033,295     1,989,515
Par value  ......................................         26,719         62,190        51,852           28,341         6,080
Paid-in capital in excess of par value  .........    265,266,124    606,508,384    51,218,195      286,072,826    58,363,104
                                                    ============   ============   ===========     ============   ===========
                                                    $266,985,588   $590,750,414   $50,210,154     $294,233,617   $61,146,546
                                                    ============   ============   ===========     ============   ===========
NET ASSETS:
Class A Shares  .................................   $  1,529,337   $  7,386,786   $   160,057     $  2,597,621   $ 1,855,033
                                                    ============   ============   ===========     ============   ===========
Class B Shares  .................................   $    684,589   $    598,412   $   106,897     $    969,764   $   629,096
                                                    ============   ============   ===========     ============   ===========
Class C Shares  .................................   $     63,447   $     69,582   $    31,467     $    100,736   $    77,689
                                                    ============   ============   ===========     ============   ===========
Class K Shares  .................................   $ 43,280,884   $355,839,841   $    77,402     $219,723,572   $57,574,006
                                                    ============   ============   ===========     ============   ===========
Class Y Shares  .................................   $221,427,331   $226,855,793   $49,834,331     $ 70,841,924   $ 1,010,722
                                                    ============   ============   ===========     ============   ===========
SHARES OUTSTANDING:
Class A Shares  .................................        153,091        776,851        16,563          250,317       184,476
                                                    ============   ============   ===========     ============   ===========
Class B Shares  .................................         68,560         63,062        11,067           93,434        62,547
                                                    ============   ============   ===========     ============   ===========
Class C Shares  .................................          6,326          7,325         3,235            9,710         7,732
                                                    ============   ============   ===========     ============   ===========
Class K Shares  .................................      4,332,244     37,464,099         8,003       21,162,675     5,724,749
                                                    ============   ============   ===========     ============   ===========
Class Y Shares  .................................     22,159,244     23,878,728     5,146,333        6,824,386       100,435
                                                    ============   ============   ===========     ============   ===========
CLASS A SHARES:
Net asset value and redemption price per share  .         $ 9.99          $9.51        $ 9.66           $10.38        $10.06
                                                          ======          =====        ======           ======        ======
Maximum sales charge  ...........................           4.00%          4.00%         4.00%            4.00%         4.00%
Maximum offering price per share  ...............         $10.41          $9.91        $10.06           $10.81        $10.48
                                                          ======          =====        ======           ======        ======
CLASS B SHARES:
Net asset value and offering price per share*  ..         $ 9.99          $9.49        $ 9.66           $10.38        $10.06
                                                          ======          =====        ======           ======        ======
CLASS C SHARES:
Net asset value and offering price per share*  ..         $10.03          $9.50        $ 9.73           $10.37        $10.05
                                                          ======          =====        ======           ======        ======
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share  ..............................         $ 9.99          $9.50        $ 9.67           $10.38        $10.06
                                                          ======          =====        ======           ======        ======
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share  ..............................         $ 9.99          $9.50        $ 9.68           $10.38        $10.06
                                                          ======          =====        ======           ======        ======

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.

                                                 MONEY MARKET FUNDS
--------------------------------------------     ----------------------------------------------------------------
Munder          Munder           Munder          Munder             Munder         Munder           Munder
Tax-Free        Tax-Free         Short Term      Cash               Money          Tax-Free         U.S. Treasury
Bond            Intermediate     Treasury        Investment         Market         Money Market     Money Market
Fund            Bond Fund        Fund            Fund               Fund           Fund             Fund
------------    ------------     -----------     --------------     -----------    ------------     -------------
$    167,194    $    226,528     $    53,493     $         --       $      --      $       --       $      --

   4,296,663       1,249,900         151,822             (4,951)            303        (135,332)         41,582

  10,582,438       8,401,140          85,782               --              --              --              --
      18,735          29,822          38,923          1,133,925         840,975         298,096          87,288
 186,175,823     302,131,075      38,783,792      1,132,793,463      83,255,561     297,841,473      87,200,587
============    ============     ===========     ==============     ===========    ============     ===========
$201,240,853    $312,038,465     $39,113,812     $1,133,922,437     $84,096,839    $298,004,237     $87,329,457
============    ============     ===========     ==============     ===========    ============     ===========

$  2,510,495    $  6,554,210            --       $  133,662,953     $14,749,493    $ 72,007,055     $ 8,645,520
============    ============     ===========     ==============     ===========    ============     ===========
$    489,511    $    464,813            --                 --       $   657,773            --              --
============    ============     ===========     ==============     ===========    ============     ===========
$     41,320            --              --                 --       $       854            --              --
============    ============     ===========     ==============     ===========    ============     ===========
$194,076,570    $295,600,697     $   647,937     $  672,841,992            --      $205,599,869     $41,247,001
============    ============     ===========     ==============     ===========    ============     ===========
$  4,122,957    $  9,418,745     $38,465,875     $  327,417,492     $68,688,719    $ 20,397,313     $37,436,936
============    ============     ===========     ==============     ===========    ============     ===========

     234,030         626,441            --          133,658,920      14,748,826      71,992,417       8,643,842
============    ============     ===========     ==============     ===========    ============     ===========
      45,580          44,481            --                 --           657,783            --              --
============    ============     ===========     ==============     ===========    ============     ===========
       3,850            --              --                 --               853            --              --
============    ============     ===========     ==============     ===========    ============     ===========
  18,067,230      28,251,666          64,506        672,846,039            --       205,694,954      41,230,416
============    ============     ===========     ==============     ===========    ============     ===========
     384,081         899,798       3,827,776        327,419,991      68,690,026      20,408,608      37,413,617
============    ============     ===========     ==============     ===========    ============     ===========

      $10.73          $10.46             N/A              $1.00           $1.00           $1.00           $1.00
      ======          ======          ======              =====           =====           =====           =====
        4.00%           4.00%           --                 --              --              --              --
      $11.18          $10.90             N/A              $1.00           $1.00           $1.00           $1.00
      ======          ======          ======              =====           =====           =====           =====

      $10.74          $10.45             N/A                N/A           $1.00             N/A             N/A
      ======          ======          ======              =====           =====           =====           =====

      $10.73             N/A             N/A                N/A           $1.00             N/A             N/A
      ======          ======          ======              =====           =====           =====           =====

      $10.74          $10.46          $10.04              $1.00             N/A           $1.00           $1.00
      ======          ======          ======              =====           =====           =====           =====

      $10.73          $10.47          $10.05              $1.00           $1.00           $1.00           $1.00
      ======          ======          ======              =====           =====           =====           =====

See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    --------------------------------------------------------------------------
                                                                  Munder         Munder          Munder U.S.   Munder
                                                    Munder        Intermediate   International   Government    Michigan
                                                    Bond          Bond           Bond            Income        Triple Tax-Free
                                                    Fund          Fund           Fund            Fund          Bond Fund
                                                    -----------   -----------    -----------     -----------   ---------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of
  $4,051 for the Munder International Bond Fund)    $15,400,968   $37,139,149    $ 2,352,045     $19,247,109   $2,758,750
                                                    -----------   -----------    -----------     -----------   ----------
         Total investment income  ...............    15,400,968    37,139,149      2,352,045      19,247,109    2,758,750
                                                    -----------   -----------    -----------     -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
   Class A Shares  ..............................         2,735        17,654            400           6,581        2,067
   Class B Shares  ..............................         6,329         5,683            401          12,408        4,234
   Class C Shares  ..............................         1,545         1,584              2             268          747
Shareholder servicing fees:
   Class K Shares  ..............................       100,081       872,005            213         529,016      125,750
Investment advisory fee  ........................     1,116,093     2,770,357        253,258       1,386,132      261,589
Administration fee  .............................       242,096       602,338         55,142         301,528       56,871
Transfer agent fee  .............................        49,285       126,482         11,595          63,022       14,123
Custodian fees  .................................        57,308       115,672         32,676          63,432       22,431
Legal and audit fees  ...........................        18,828        46,313          4,363          22,503        4,561
Trustees'/Directors' fees and expenses  .........         8,266        21,139          1,963          10,605        1,977
Amortization of organization costs  .............        --            --              6,506           2,323        4,480
Registration and filing fees  ...................        51,810        53,024         35,335          41,218        3,221
Other  ..........................................        52,466        59,458         36,305          18,540       11,835
                                                    -----------   -----------    -----------     -----------   ----------
         Total Expenses  ........................     1,706,842     4,691,709        438,159       2,457,576      513,886
Expenses reimbursed by investment advisor  ......        --            --             --              --            --
                                                    -----------   -----------    -----------     -----------   ----------
         Net Expenses  ..........................     1,706,842     4,691,709        438,159       2,457,576      513,886
                                                    -----------   -----------    -----------     -----------   ----------
NET INVESTMENT INCOME  ..........................    13,694,126    32,447,440      1,913,886      16,789,533    2,244,864
                                                    -----------   -----------    -----------     -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions  .......................     4,728,659     3,685,329        392,077       1,108,248      863,725
   Forward foreign exchange contracts  ..........        --            --           (412,479)         --            --
   Foreign currency transactions  ...............        --            --           (105,031)         --            --
Net change in unrealized
  appreciation/(depreciation) of:
   Securities  ..................................     3,308,753     5,213,246     (1,177,137)      7,657,342    1,255,741
   Foreign currency and net other assets  .......        --            --            (10,006)         --            --
                                                    -----------   -----------    -----------     -----------   ----------
Net realized and unrealized gain/(loss) on
  investments  ..................................     8,037,412     8,898,575     (1,312,576)      8,765,590    2,119,466
                                                    -----------   -----------    -----------     -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS  ...................................   $21,731,538   $41,346,015    $   601,310     $25,555,123   $4,364,330
                                                    ===========   ===========    ===========     ===========   ==========

See Notes to Financial Statements.

                                                 MONEY MARKET FUNDS
-------------------------------------------      --------------------------------------------------------------
Munder          Munder           Munder          Munder          Munder           Munder          Munder
Tax-Free        Tax-Free         Short Term      Cash            Money            Tax-Free        U.S. Treasury
Bond            Intermediate     Treasury        Investment      Market           Money Market    Money Market
Fund            Bond Fund        Fund            Fund            Fund             Fund            Fund
-----------     -----------      ----------      -----------     ----------       -----------     -------------
$11,245,567     $15,453,185      $3,126,237      $60,933,702     $6,447,256       $11,109,505     $7,363,710
-----------     -----------      ----------      -----------     ----------       -----------     ----------
 11,245,567      15,453,185       3,126,237       60,933,702      6,447,256        11,109,505      7,363,710
-----------     -----------      ----------      -----------     ----------       -----------     ----------

      7,966          17,556              11          269,773         31,560           154,996         18,269
      3,552           3,575           1,848           --              7,386            --              --
        396          --                 159           --             13,170            --              --

    489,719         732,249             822          986,832          --              322,637         71,106
  1,017,292       1,542,255         135,827        3,750,786        454,600         1,075,987        470,094
    221,395         335,604          59,153        1,165,241        124,307           334,308        147,118
     48,341          70,842          13,219          202,712         26,733            69,924         34,685
     49,737          71,364          16,613          175,061         31,744            61,253         48,135
     16,982          26,034           3,517           90,485          8,635            26,085         11,842
      7,869          11,906           2,129           41,029          4,613            11,750          5,874
      5,474          --               8,295           --             35,832            --              --
     18,651          38,749          67,298           42,570         24,007            32,482         25,245
     --              22,515          37,565           37,202         20,728            38,750         16,233
-----------     -----------      ----------      -----------     ----------       -----------     ----------
  1,887,374       2,872,649         346,456        6,761,691        783,315         2,128,172        848,601
     --              --             (62,711)          --              --               --              --
-----------     -----------      ----------      -----------     ----------       -----------     ----------
  1,887,374       2,872,649         283,745        6,761,691        783,315         2,128,172        848,601
-----------     -----------      ----------      -----------     ----------       -----------     ----------
  9,358,193      12,580,536       2,842,492       54,172,011      5,663,941         8,981,333      6,515,109
-----------     -----------      ----------      -----------     ----------       -----------     ----------

  5,702,590       1,939,378         201,568           --              --               20,202            350
     --              --               --              --              --               --              --
     --              --               --              --              --               --              --

  1,457,881       1,683,215          38,061           --              --               --              --
     --              --               --              --              --               --              --
-----------     -----------      ----------      -----------     ----------       -----------     ----------
  7,160,471       3,622,593         239,629           --              --               20,202            350
-----------     -----------      ----------      -----------     ----------       -----------     ----------

$16,518,664     $16,203,129      $3,082,121      $54,172,011     $5,663,941       $ 9,001,535     $6,515,459
===========     ===========      ==========      ===========     ==========       ===========     ==========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    ----------------------------------------------------------------------------
                                                                   Munder         Munder          Munder U.S.    Munder
                                                    Munder         Intermediate   International   Government     Michigan
                                                    Bond           Bond           Bond            Income         Triple Tax-Free
                                                    Fund           Fund           Fund            Fund           Bond Fund
                                                    ------------   ------------   -----------     ------------   -----------
Net investment income  ..........................   $ 13,694,126   $ 32,447,440   $ 1,913,886     $ 16,789,533   $ 2,244,864
Net realized gain/(loss) on investments  ........      4,728,659      3,685,329      (125,433)       1,108,248       863,725
Net change in unrealized
  appreciation/(depreciation) of investments  ...      3,308,753      5,213,246    (1,187,143)       7,657,342     1,255,741
                                                    ------------   ------------   -----------     ------------   -----------
Net increase in net assets resulting from
  operations  ...................................     21,731,538     41,346,015       601,310       25,555,123     4,364,330
Dividends to shareholders from net
  investment income:
  Class A Shares  ...............................        (64,993)      (392,003)       (3,591)        (153,757)      (36,612)
  Class B Shares  ...............................        (32,649)       (27,600)         (460)         (63,433)      (14,966)
  Class C Shares  ...............................         (9,081)        (7,222)          (25)          (1,531)       (2,693)
  Class K Shares  ...............................     (2,309,105)   (19,688,059)       (1,948)     (12,468,287)   (2,120,313)
  Class Y Shares  ...............................    (10,967,327)   (11,705,695)   (1,217,193)      (3,797,610)      (30,979)
Distributions to shareholders from net
  realized gains:
  Class A Shares  ...............................         --             --              (260)         (18,534)         (923)
  Class B Shares  ...............................         --             --               (36)          (6,556)         (661)
  Class C Shares  ...............................         --             --            --                 (120)         (164)
  Class K Shares  ...............................         --             --              (147)      (1,148,408)      (87,429)
  Class Y Shares  ...............................         --             --           (82,339)        (329,997)       (1,099)
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares  ...............................        674,212      1,201,962        (5,296)       1,322,725     1,288,395
  Class B Shares  ...............................        100,737        125,196        86,442         (667,713)      301,399
  Class C Shares  ...............................         15,087           (872)       31,759           90,138       (16,409)
  Class K Shares  ...............................      6,660,251     24,345,882       (23,235)      19,461,225    12,267,002
  Class Y Shares  ...............................    101,272,269     61,989,285    (1,144,971)      14,050,826       332,242
                                                    ------------   ------------   -----------     ------------   -----------
Net increase/(decrease) in net assets  ..........    117,070,939     97,186,889    (1,759,990)      41,824,091    16,241,120
NET ASSETS:
Beginning of period  ............................    149,914,649    493,563,525    51,970,144      252,409,526    44,905,426
                                                    ------------   ------------   -----------     ------------   -----------
End of period  ..................................   $266,985,588   $590,750,414   $50,210,154     $294,233,617   $61,146,546
                                                    ============   ============   ===========     ============   ===========
Undistributed (distribution in excess of) net
  investment income  ............................   $     43,986   $    669,522   $    --         $   (231,084)  $    48,865
                                                    ============   ============   ===========     ============   ===========

See Notes to Financial Statements.

                                             MONEY MARKET FUNDS
------------------------------------------   -----------------------------------------------------------
Munder         Munder         Munder         Munder           Munder         Munder         Munder
Tax-Free       Tax-Free       Short Term     Cash             Money          Tax-Free       U.S. Treasury
Bond           Intermediate   Treasury       Investment       Market         Money Market   Money Market
Fund           Bond Fund      Fund           Fund             Fund           Fund           Fund
------------   ------------   ------------   --------------   ------------   ------------   -------------
$  9,358,193   $ 12,580,536   $  2,842,492   $   54,172,011   $  5,663,941   $  8,981,333   $   6,515,109
   5,702,590      1,939,378        201,568             --             --           20,202             350

   1,457,881      1,683,215         38,061             --             --             --              --
------------   ------------   ------------   --------------   ------------   ------------   -------------
  16,518,664     16,203,129      3,082,121       54,172,011      5,663,941      9,001,535       6,515,459

    (144,258)      (281,249)          (257)      (5,145,981)      (451,160)    (1,749,355)       (338,938)
     (13,876)       (11,775)        (8,373)            --          (27,058)          --              --
      (1,537)          --             (644)            --          (52,154)          --              --
  (8,900,093)   (11,750,608)       (16,037)     (33,090,514)          --       (6,299,298)     (2,253,812)
    (190,299)      (343,586)    (2,785,706)     (15,935,516)    (5,133,569)      (932,680)     (3,922,359)

     (62,615)       (62,353)          --               --             --             --              --
      (5,007)        (3,013)           (44)            --             --             --              --
        (599)          --               (4)            --             --             --              --
  (2,947,365)    (2,377,413)          --               --             --             --              --
     (59,887)       (61,867)       (16,152)            --             --             --              --

     (51,267)       309,819             58       37,467,530     11,093,345     66,785,667       3,325,188
     245,213        191,703        (33,215)            --          206,444           --              --
      40,861           --              (95)            --       (1,754,337)          --              --
    (202,350)    10,713,073       (780,314)      72,985,200           --      (21,186,744)       (640,511)
      96,749      1,874,706    (10,842,113)      47,992,725    (55,930,785)    (2,552,382)   (196,101,274)
------------   ------------   ------------   --------------   ------------   ------------   -------------
   4,322,334     14,400,566    (11,400,775)     158,445,455    (46,385,333)    43,066,743    (193,416,247)

 196,918,519    297,637,899     50,514,587      975,476,982    130,482,172    254,937,494     280,745,704
------------   ------------   ------------   --------------   ------------   ------------   -------------
$201,240,853   $312,038,465   $ 39,113,812   $1,133,922,437   $ 84,096,839   $298,004,237   $  87,329,457
============   ============   ============   ==============   ============   ============   =============

$    167,194   $    226,528   $     53,493   $         --     $       --     $       --     $        --
============   ============   ============   ==============   ============   ============   =============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
-----------------------------------------------------------------------------

                                    INCOME FUNDS
                                    ------------------------------------------------------------------------------------------
                                                       Munder            Munder             Munder U.S.        Munder
                                    Munder             Intermediate      International      Government         Michigan
                                    Bond               Bond              Bond               Income             Triple Tax-Free
                                    Fund               Fund              Fund(a)            Fund               Bond Fund
                                    ------------       ------------      -----------        ------------       ---------------
Net investment income ...........   $  9,817,973       $ 30,588,226      $ 1,106,189        $ 15,419,474       $ 1,682,905
Net realized gain/(loss) on
  investments sold ..............     (1,273,300)        (2,962,876)        (725,777)             92,451            23,364
Net change in unrealized
  appreciation/(depreciation) of
  investments ...................      1,614,599          4,183,462         (499,521)          1,487,143         1,067,899
                                    ------------       ------------      -----------        ------------       -----------
Net increase/(decrease) in net
  assets resulting from
  operations ....................     10,159,272         31,808,812         (119,109)         16,999,068         2,774,168
Dividends to shareholders from
  net investment income:
  Class A Shares ................        (54,483)          (329,669)            (111)            (31,453)          (21,787)
  Class B Shares ................        (29,919)           (13,634)          --                 (75,633)          (10,562)
  Class C Shares ................         (3,606)            (5,423)          --                    (485)           (2,210)
  Class K Shares ................     (2,194,881)       (20,149,211)          --             (11,212,087)       (1,624,310)
  Class Y Shares ................     (7,136,218)       (10,089,041)        (237,229)         (3,165,621)          (22,751)
Distributions to shareholders from
  net realized gains:
  Class A Shares ................         --                 --               --                    (160)              (54)
  Class B Shares ................         --                 --               --                    (722)              (32)
  Class C Shares ................         --                 --               --                      (3)              (10)
  Class K Shares ................         --                 --               --                 (72,543)           (4,034)
  Class Y Shares ................         --                 --               --                 (19,022)              (55)
Distributions in excess of
  net realized capital gains:
  Class A Shares ................         --                 --               --                     (30)           --
  Class B Shares ................         --                 --               --                     (81)           --
  Class C Shares ................         --                 --               --                      (1)           --
  Class K Shares ................         --                 --               --                 (11,014)           --
  Class Y Shares ................         --                 --               --                  (2,999)           --
Net increase/(decrease) in net
  assets from Fund share
  transactions:
  Class A Shares ................        (79,168)           744,889          168,043             960,997            73,547
  Class B Shares ................        260,017            360,152           20,740           1,099,256            52,035
  Class C Shares ................         (6,847)            (2,000)          --                   9,738            89,022
  Class K Shares ................      2,646,572        (45,876,064)          99,343          33,672,565        12,789,812
  Class Y Shares ................       (117,790)       (21,825,653)      52,038,467           7,860,468           435,535
                                    ------------       ------------      -----------        ------------       -----------
Net increase/(decrease) in net
  assets ........................      3,442,949        (65,376,842)      51,970,144          46,010,238        14,528,314
NET ASSETS:
Beginning of period .............    146,471,700        558,940,367           --             206,399,288        30,377,112
                                    ------------       ------------      -----------        ------------       -----------
End of period ...................   $149,914,649       $493,563,525      $51,970,144        $252,409,526       $44,905,426
                                    ============       ============      ===========        ============       ===========
Undistributed net investment
  income ........................   $     --           $     19,585      $   100,354        $     27,555       $     9,564
                                    ============       ============      ===========        ============       ===========

----------------
(a) The Munder International Bond Fund commenced operations on October 2,
    1996.

(b) The Munder Short Term Treasury Fund commenced operations on January 29,
    1997.

See Notes to Financial Statements.

                                                 MONEY MARKET FUNDS
--------------------------------------------     --------------------------------------------------------------
Munder          Munder           Munder          Munder          Munder           Munder          Munder
Tax-Free        Tax-Free         Short Term      Cash            Money            Tax-Free        U.S. Treasury
Bond            Intermediate     Treasury        Investment      Market           Money Market    Money Market
Fund            Bond Fund        Fund(b)         Fund            Fund             Fund            Fund
------------    ------------     -----------     ------------    ------------     ------------    -------------
$  9,107,338    $ 12,573,026     $ 1,090,404     $ 47,793,512    $  7,265,513     $  7,227,770    $ 15,008,675
   1,883,192       1,919,657         (33,546)             260             (10)          17,604          19,327

   2,794,934       1,306,532          47,721           --              --               --              --
------------    ------------     -----------     ------------    ------------     ------------    ------------

  13,785,464      15,799,215       1,104,579       47,793,772       7,265,503        7,245,374      15,028,002

     (90,026)       (234,435)         --           (3,996,094)        (15,771)        (184,129)       (126,065)
      (2,157)         (6,230)           (534)          --              (6,198)          --              --
      --              --              --               --             (14,812)          --              --
  (8,895,270)    (12,106,823)        (18,093)     (28,603,926)         --           (6,145,280)     (1,992,551)
    (108,734)       (232,532)     (1,061,825)     (15,193,492)     (7,228,732)        (898,361)    (12,890,059)

     (11,640)        (13,709)         --               --              --               --              --
        (361)           (447)         --               --              --               --              --
      --              --              --               --              --               --              --
  (1,496,506)       (798,558)         --               --              --               --              --
     (15,776)        (14,053)         --               --              --               --              --

      --              --              --               --              --               --              --
      --              --              --               --              --               --              --
      --              --              --               --              --               --              --
      --              --              --               --              --               --              --
      --              --              --               --              --               --              --

   1,312,356       1,165,835          --          (20,429,813)      3,631,506       (5,381,208)      3,698,908
     235,233         221,595          33,542           --             326,972           --              --
      --              --              --               --           1,755,190           --              --
  (9,483,602)    (52,431,479)      1,419,541       52,334,583          --           34,181,594     (20,258,836)
   1,969,365       2,175,949      49,037,377      (38,398,886)    (98,775,028)      (2,647,522)    (76,339,867)
------------    ------------     -----------     ------------    ------------     ------------    ------------
  (2,801,654)    (46,475,672)     50,514,587       (6,493,856)    (93,061,370)      26,170,468     (92,880,468)

 199,720,173     344,113,571          --          981,970,838     223,543,542      228,767,026     373,626,172
------------    ------------     -----------     ------------    ------------     ------------    ------------
$196,918,519    $297,637,899     $50,514,587     $975,476,982    $130,482,172     $254,937,494    $280,745,704
============    ============     ===========     ============    ============     ============    ============
$     54,477    $     33,210     $    13,723     $     --        $     --         $     --        $     --
============    ============     ===========     ============    ============     ============    ============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                                     INCOME FUNDS
                                     -------------------------------------------------------------------------------
                                                     Munder          Munder          Munder U.S.     Munder
                                     Munder          Intermediate    International   Government      Michigan
                                     Bond            Bond            Bond            Income          Triple Tax-Free
                                     Fund            Fund            Fund            Fund            Bond Fund
                                     ------------    ------------    ------------    ------------    ---------------
Amount
Class A Shares:
Sold ..............................  $    954,099    $ 35,518,363    $     20,223    $  4,536,840    $  1,586,012
Issued as reinvestment of dividends        44,875         306,750           3,852         101,920          17,093
Redeemed ..........................      (324,762)    (34,623,151)        (29,371)     (3,316,035)       (314,710)
                                     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...........  $    674,212    $  1,201,962    $     (5,296)   $  1,322,725    $  1,288,395
                                     ============    ============    ============    ============    ============
Class B Shares:
Sold ..............................  $    929,598    $    635,955    $     91,959    $  3,178,214    $    292,659
Issued as reinvestment of dividends         2,530           8,823             111           1,375          11,786
Redeemed ..........................      (831,391)       (519,582)         (5,628)     (3,847,302)         (3,046)
                                     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...........  $    100,737    $    125,196    $     86,442    $   (667,713)   $    301,399
                                     ============    ============    ============    ============    ============
Class C Shares:
Sold ..............................  $    646,994    $  2,201,476    $     31,759    $    197,028    $     24,993
Issued as reinvestment of dividends           218           4,450            --               964            --
Redeemed ..........................      (632,125)     (2,206,798)           --          (107,854)        (41,402)
                                     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...........  $     15,087    $       (872)   $     31,759    $     90,138    $    (16,409)
                                     ============    ============    ============    ============    ============
Class K Shares:
Sold ..............................  $ 14,348,224    $ 80,068,663    $     43,020    $ 47,245,732    $ 16,968,229
Issued as reinvestment of dividends          --            24,387            --             2,615            --
Redeemed ..........................    (7,687,973)    (55,747,168)        (66,255)    (27,787,122)     (4,701,227)
                                     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...........  $  6,660,251    $ 24,345,882    $    (23,235)   $ 19,461,225    $ 12,267,002
                                     ============    ============    ============    ============    ============
Class Y Shares:
Sold ..............................  $135,969,213    $100,224,429    $  4,116,120    $ 16,769,629    $    576,221
Issued as reinvestment of dividends        81,944         146,626         491,207          46,332           9,477
Redeemed ..........................   (34,778,888)    (38,381,770)     (5,752,298)     (2,765,135)       (253,456)
                                     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...........  $101,272,269    $ 61,989,285    $ (1,144,971)   $ 14,050,826    $    332,242
                                     ============    ============    ============    ============    ============

----------------
(a) The Munder Tax-Free Bond Fund Class C Shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class A Shares and Class C Shares commenced operations on February 12, 1998 and July 2, 1997, respectively.

See Notes to Financial Statements.

---------------------------------------------
Munder          Munder           Munder
Tax-Free        Tax-Free         Short Term
Bond            Intermediate     Treasury
Fund(a)         Bond Fund        Fund(b)
------------    ------------     ------------
$  3,614,014    $  4,811,740     $     32,905
      46,628         166,779               92
  (3,711,909)     (4,668,700)         (32,939)
------------    ------------     ------------
$    (51,267)   $    309,819     $         58
============    ============     ============

$    246,154    $    191,439     $    443,632
          59             264              137
      (1,000)         --             (476,984)
------------    ------------     ------------
$    245,213    $    191,703     $    (33,215)
============    ============     ============

$     40,861          --         $     59,968
      --              --                   23
      --              --              (60,086)
------------    ------------     ------------
$     40,861          --         $        (95)
============    ============     ============

$ 23,208,945    $ 45,773,724     $  1,700,010
         821          11,065           --
 (23,412,116)    (35,071,716)      (2,480,324)
------------    ------------     ------------
$   (202,350)   $ 10,713,073     $   (780,314)
============    ============     ============

$    837,177    $  3,988,232     $ 36,472,976
       3,985           1,632        2,439,897
    (744,413)     (2,115,158)     (49,754,986)
------------    ------------     ------------
$     96,749    $  1,874,706     $(10,842,113)
============    ============     ============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                               INCOME FUNDS
                                               -------------------------------------------------------------------------
                                                            Munder         Munder          Munder U.S.   Munder
                                               Munder       Intermediate   International   Government    Michigan
                                               Bond         Bond           Bond            Income        Triple Tax-Free
                                               Fund         Fund           Fund            Fund          Bond Fund
                                               ----------   ----------     --------        ----------    ---------------
Shares
Class A Shares:
Sold .......................................       96,300    3,750,114        2,097           440,195      159,016
Issued as reinvestment of dividends ........        4,562       32,465          401             9,916        1,718
Redeemed ...................................      (33,162)  (3,659,805)      (3,049)         (321,399)     (31,820)
                                               ----------   ----------     --------        ----------    ---------
Net increase/(decrease) ....................       67,700      122,774         (551)          128,712      128,914
                                               ==========   ==========     ========        ==========    =========
Class B Shares:
Sold .......................................       93,817       67,247        9,526           308,147       29,315
Issued as reinvestment of dividends ........          257          935           12               134        1,185
Redeemed ...................................      (83,938)     (54,915)        (579)         (373,051)        (307)
                                               ----------   ----------     --------        ----------    ---------
Net increase/(decrease) ....................       10,136       13,267        8,959           (64,770)      30,193
                                               ==========   ==========     ========        ==========    =========
Class C Shares:
Sold .......................................       65,083      233,511        3,235            19,096        2,500
Issued as reinvestment of dividends ........           22          470         --                  94        --
Redeemed ...................................      (63,450)    (232,883)        --             (10,463)      (4,067)
                                               ----------   ----------     --------        ----------    ---------
Net increase/(decrease) ....................        1,655        1,098        3,235             8,727       (1,567)
                                               ==========   ==========     ========        ==========    =========
Class K Shares:
Sold .......................................    1,456,896    8,464,953        4,445         4,581,485    1,705,070
Issued as reinvestment of dividends ........        --           2,585         --                 254        --
Redeemed ...................................     (779,936)  (5,887,836)      (6,880)       (2,691,211)    (473,464)
                                               ----------   ----------     --------        ----------    ---------
Net increase/(decrease) ....................      676,960    2,579,702       (2,435)        1,890,528    1,231,606
                                               ==========   ==========     ========        ==========    =========
Class Y Shares
Sold .......................................   13,821,217   10,591,114      423,302         1,627,028       57,300
Issued as reinvestment of dividends ........        8,318       15,507       50,974             4,506          952
Redeemed ...................................   (3,523,204)  (4,056,301)    (584,840)         (268,382)     (25,401)
                                               ----------   ----------     --------        ----------    ---------
Net increase/(decrease) ....................   10,306,331    6,550,320     (110,564)        1,363,152       32,851
                                               ==========   ==========     ========        ==========    =========

----------------
(a) The Munder Tax Free Bond Fund Class C Shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class A Shares and Class C Shares commenced operations on February 12, 1998 and July 2, 1997, respectively.

See Notes to Financial Statements.

-------------------------------------------
Munder          Munder           Munder
Tax-Free        Tax-Free         Short Term
Bond            Intermediate     Treasury
Fund(a)         Bond Fund        Fund(b)
-------------------------------------------
   336,093         457,922            3,251
     4,348          15,922                9
  (343,395)       (443,962)          (3,260)
----------      ----------       ----------
    (2,954)         29,882            --
==========      ==========       ==========

    22,812          18,270           44,062
         5              25               14
       (93)          --             (47,456)
----------      ----------       ----------
    22,724          18,295           (3,380)
==========      ==========       ==========

     3,850           --               5,947
     --              --                   2
     --              --              (5,949)
----------      ----------       ----------
     3,850           --               --
==========      ==========       ==========

 2,156,931       4,356,995          169,058
        76           1,056            --
(2,177,117)     (3,340,840)        (247,078)
----------      ----------       ----------
   (20,110)      1,017,211          (78,020)
==========      ==========       ==========

    78,211         380,413        3,629,044
       372             156          243,183
   (69,922)       (201,750)      (4,947,479)
----------      ----------       ----------
     8,661         178,819       (1,075,252)
==========      ==========       ==========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------
Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                               MONEY MARKET FUNDS
                                               ---------------------------------------------------------------
                                               Munder            Munder          Munder          Munder
                                               Cash              Money           Tax-Free        U.S. Treasury
                                               Investment        Market          Money Market    Money Market
                                               Fund              Fund            Fund            Fund
                                               ---------------   -------------   -------------   -------------
Class A Shares:
Sold .......................................   $ 1,529,521,817   $ 632,100,591   $ 177,864,977   $  38,374,572
Issued as reinvestment of dividends ........         4,882,857         321,576       1,747,092         329,790
Redeemed ...................................    (1,496,937,144)   (621,328,822)   (112,826,402)    (35,379,174)
                                               ---------------   -------------   -------------   -------------
Net increase ...............................   $    37,467,530   $  11,093,345   $  66,785,667   $   3,325,188
                                               ===============   =============   =============   =============
Class B Shares:
Sold .......................................                     $  16,765,810
Issued as reinvestment of dividends ........                            16,857
Redeemed ...................................                       (16,576,223)
                                                                 -------------
Net increase ...............................                     $     206,444
                                                                 =============
Class C Shares:
Sold .......................................                     $  54,403,515
Issued as reinvestment of dividends ........                            46,154
Redeemed ...................................                       (56,204,006)
                                                                 -------------
Net (decrease) .............................                     $  (1,754,337)
                                                                 =============
Class K Shares:
Sold .......................................   $ 1,296,422,618                   $ 398,274,187   $ 157,006,524
Issued as reinvestment of dividends ........           165,621                           6,260           3,336
Redeemed ...................................    (1,223,603,039)                   (419,467,191)   (157,650,371)
                                               ---------------                   -------------   -------------
Net increase/(decrease) ....................   $    72,985,200                   $ (21,186,744)  $    (640,511)
                                               ===============                   =============   =============
Class Y Shares:
Sold .......................................   $   659,461,802   $ 481,224,890   $ 119,848,786   $ 112,737,894
Issued as reinvestment of dividends ........           131,983       4,772,056           4,192          15,454
Redeemed ...................................      (611,601,060)   (541,927,731)   (122,405,360)   (308,854,622)
                                               ---------------   -------------   -------------   -------------
Net increase/(decrease) ....................   $    47,992,725   $ (55,930,785)  $  (2,552,382)  $(196,101,274)
                                               ===============   =============   =============   =============

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
-----------------------------------------------------------------------------

                                               INCOME FUNDS
                                               ----------------------------------------------------------------------------
                                                              Munder         Munder          Munder U.S.    Munder
                                               Munder         Intermediate   International   Government     Michigan
                                               Bond           Bond           Bond            Income         Triple Tax-Free
                                               Fund           Fund           Fund(a)         Fund(b)        Bond Fund(c)
                                               ------------   ------------   -----------     ------------   ---------------
Amount
Class A Shares:
Sold .......................................   $    722,605   $  3,845,090   $   172,931     $  1,484,727   $   253,986
Issued as reinvestment of dividends ........         32,466        247,408           112           20,649        13,052
Redeemed ...................................       (834,239)    (3,347,609)       (5,000)        (544,379)     (193,491)
                                               ------------   ------------   -----------     ------------   -----------
Net increase/(decrease) ....................   $    (79,168)  $    744,889   $   168,043     $    960,997   $    73,547
                                               ============   ============   ===========     ============   ===========
Class B Shares:
Sold .......................................   $    505,619   $    356,872   $    20,740     $  1,934,087   $    70,290
Issued as reinvestment of dividends ........          5,598          5,729        --                7,163         6,877
Redeemed ...................................       (251,200)        (2,449)       --             (841,994)      (25,132)
                                               ------------   ------------   -----------     ------------   -----------
Net increase ...............................   $    260,017   $    360,152   $    20,740     $  1,099,256   $    52,035
                                               ============   ============   ===========     ============   ===========
Class C Shares:
Sold .......................................   $    650,966   $  2,475,363        --         $     16,574   $    89,041
Issued as reinvestment of dividends ........            437          3,113        --                   20        --
Redeemed ...................................       (658,250)    (2,480,476)       --               (6,856)          (19)
                                               ------------   ------------   -----------     ------------   -----------
Net increase/(decrease) ....................   $     (6,847)  $     (2,000)       --         $      9,738   $    89,022
                                               ============   ============   ===========     ============   ===========
Class K Shares:
Sold .......................................   $ 13,725,771   $ 41,376,179   $   115,302     $ 61,223,031   $20,579,426
Issued as reinvestment of dividends ........         --             38,309        --                3,554           301
Redeemed ...................................    (11,079,199)   (87,290,552)      (15,959)     (27,554,020)   (7,789,915)
                                               ------------   ------------   -----------     ------------   -----------
Net increase/(decrease) ....................   $  2,646,572   $(45,876,064)  $    99,343     $ 33,672,565   $12,789,812
                                               ============   ============   ===========     ============   ===========
Class Y Shares:
Sold .......................................   $ 20,310,569   $ 32,107,963   $52,163,268     $  8,849,219   $   471,521
Issued as reinvestment of dividends ........         33,206         41,666         5,749           18,056         6,295
Redeemed ...................................    (20,461,565)   (53,975,282)     (130,550)      (1,006,807)      (42,281)
                                               ------------   ------------   -----------     ------------   -----------
Net increase/(decrease) ....................   $   (117,790)  $(21,825,653)  $52,038,467     $  7,860,468   $   435,535
                                               ============   ============   ===========     ============   ===========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.

See Notes to Financial Statements.

-------------------------------------------
Munder          Munder           Munder
Tax-Free        Tax-Free         Short Term
Bond            Intermediate     Treasury
Fund            Bond Fund        Fund(d)
------------    ------------     -----------
$  2,651,583    $  4,542,574          --
      30,725         114,181          --
  (1,369,952)     (3,490,920)         --
------------    ------------     -----------
$  1,312,356    $  1,165,835          --
============    ============     ===========

$    485,874    $    221,204     $    68,495
         300             391          --
    (250,941)         --             (34,953)
------------    ------------     -----------
$    235,233    $    221,595     $    33,542
============    ============     ===========

      --              --              --
      --              --              --
      --              --              --
------------    ------------     -----------
      --              --              --
============    ============     ===========

$ 26,287,176    $ 21,354,645     $ 1,425,010
         976          10,316              22
 (35,771,754)    (73,796,440)         (5,491)
------------    ------------     -----------
$ (9,483,602)   $(52,431,479)    $ 1,419,541
============    ============     ===========

$  2,323,433    $  3,244,759     $52,806,009
         799             574         812,987
    (354,867)     (1,069,384)     (4,581,619)
------------    ------------     -----------
$  1,969,365    $  2,175,949     $49,037,377
============    ============     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
     (Continued)
-----------------------------------------------------------------------------

                                               INCOME FUNDS
                                               -------------------------------------------------------------------------
                                                            Munder         Munder          Munder U.S.   Munder
                                               Munder       Intermediate   International   Government    Michigan
                                               Bond         Bond           Bond            Income        Triple Tax-Free
                                               Fund         Fund           Fund(a)         Fund(b)       Bond Fund(c)
                                               ----------   ----------     ---------       ----------    ---------
Shares
Class A Shares:
Sold .......................................       74,757      411,150        17,619          147,994       26,624
Issued as reinvestment of dividends ........        3,396       26,780            11            2,054        1,371
Redeemed ...................................      (86,692)    (359,206)         (516)         (54,343)     (20,187)
                                               ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ....................       (8,539)      78,724        17,114           95,705        7,808
                                               ==========   ==========     =========       ==========    =========
Class B Shares:
Sold .......................................       53,020       38,333         2,108          191,518        7,428
Issued as reinvestment of dividends ........          580          683         --                 701          726
Redeemed ...................................      (26,060)        (276)        --             (83,881)      (2,621)
                                               ----------   ----------     ---------       ----------    ---------
Net increase ...............................       27,540       38,740         2,108          108,338        5,533
                                               ==========   ==========     =========       ==========    =========
Class C Shares:
Sold .......................................       67,270      264,896         --               1,648        9,301
Issued as reinvestment of dividends ........           45          357         --                   2        --
Redeemed ...................................      (68,024)    (264,567)        --                (667)          (2)
                                               ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ....................         (709)         686         --                 983        9,299
                                               ==========   ==========     =========       ==========    =========
Class K Shares:
Sold .......................................    1,434,648    4,430,395        12,057        6,094,852    2,153,255
Issued as reinvestment of dividends ........        --           4,108         --                 353           32
Redeemed ...................................   (1,159,269)  (9,358,156)       (1,619)      (2,742,562)    (814,695)
                                               ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ....................      275,379   (4,923,653)       10,438        3,352,643    1,338,592
                                               ==========   ==========     =========       ==========    =========
Class Y Shares:
Sold .......................................    2,124,698    3,444,548     5,269,912          881,230       49,599
Issued as reinvestment of dividends ........        3,471        4,471           569            1,794          660
Redeemed ...................................   (2,135,075)  (5,777,546)      (13,584)        (100,133)      (4,466)
                                               ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ....................       (6,906)  (2,328,527)    5,256,897          782,891       45,793
                                               ==========   ==========     =========       ==========    =========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.

See Notes to Financial Statements.

-------------------------------------------
Munder          Munder           Munder
Tax-Free        Tax-Free         Short Term
Bond            Intermediate     Treasury
Fund            Bond Fund        Fund(d)
----------      ----------       ----------
   254,403         435,557           --
     2,955          10,985           --
  (130,788)       (334,666)          --
----------      ----------       ---------
   126,570         111,876           --
==========      ==========       =========

    46,477          21,323           6,865
        27              36           --
   (24,129)          --             (3,485)
----------      ----------       ---------
    22,375          21,359           3,380
==========      ==========       =========

     --              --              --
     --              --              --
     --              --              --
     --              --              --

 2,514,364       2,052,808         143,073
        94             993               2
(3,433,740)     (7,097,180)           (549)
----------      ----------       ---------
  (919,282)     (5,043,379)        142,526
==========      ==========       =========

   222,652         313,064       5,280,326
        77              55          81,447
   (33,925)       (103,099)       (458,745)
----------      ----------       ---------
   188,804         210,020       4,903,028
==========      ==========       =========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
     (Continued)
-----------------------------------------------------------------------------
Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                               MONEY MARKET FUNDS
                                               -------------------------------------------------------------
                                               Munder          Munder          Munder          Munder
                                               Cash            Money           Tax-Free        U.S. Treasury
                                               Investment      Market          Money Market    Money Market
                                               Fund            Fund (a)        Fund            Fund
                                               -------------   -------------   -------------   -------------
Class A Shares:
Sold .......................................   $ 265,542,230   $  28,917,566   $  11,521,703   $  23,806,876
Issued as reinvestment of dividends ........       3,974,343          10,575         182,115         126,067
Redeemed ...................................    (289,946,386)    (25,296,635)    (17,085,026)    (20,234,035)
                                               -------------   -------------   -------------   -------------
Net increase/(decrease) ....................   $ (20,429,813)  $   3,631,506   $  (5,381,208)  $   3,698,908
                                               =============   =============   =============   =============
Class B Shares:
Sold .......................................                   $   3,601,653
Issued as reinvestment of dividends ........                           5,117
Redeemed ...................................                      (3,279,798)
                                                               -------------
Net increase ...............................                   $     326,972
                                                               =============
Class C Shares:
Sold .......................................                   $  36,045,428
Issued as reinvestment of dividends ........                          12,362
Redeemed ...................................                     (34,302,600)
                                                               -------------
Net increase ...............................                   $   1,755,190
                                                               =============
Class K Shares:
Sold .......................................   $ 977,051,641                   $ 319,774,325   $ 119,384,579
Issued as reinvestment of dividends ........         102,409                           7,415              77
Redeemed ...................................    (924,819,467)                   (285,600,146)   (139,643,492)
                                               -------------                   -------------   -------------
Net increase/(decrease) ....................   $  52,334,583                   $  34,181,594   $ (20,258,836)
                                               =============                   =============   =============
Class Y Shares:
Sold .......................................   $ 455,034,404   $ 301,972,601   $ 147,408,752   $ 675,428,907
Issued as reinvestment of dividends ........           5,498       7,034,959           2,621              10
Redeemed ...................................    (493,438,788)   (407,782,588)   (150,058,895)   (751,768,784)
                                               -------------   -------------   -------------   -------------
Net (decrease) .............................   $ (38,398,886)  $ (98,775,028)  $  (2,647,522)  $ (76,339,867)
                                               =============   =============   =============   =============

----------------
(a) The Munder Money Market Fund Class C Shares commenced operations on October 17, 1996.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                             A Shares
                                                    ----------------------------------------------------------
                                                    Year         Year      Year      Period       Year
                                                    Ended        Ended     Ended     Ended        Ended
                                                    6/30/98(e)   6/30/97   6/30/96   6/30/95(d)   2/28/95(e,f)
                                                    ----------   -------   -------   ---------    ------------
Net asset value, beginning of period  ...........   $ 9.58       $ 9.53    $ 9.70    $ 9.31       $ 9.91
                                                    -------      ------    ------    ------       ------
Income from investment operations:
Net investment income  ..........................     0.59         0.60      0.61      0.21         0.61
Net realized and unrealized gain/(loss) on
  investments  ..................................     0.39         0.03     (0.20)     0.38        (0.63)
                                                    -------      ------    ------    ------       ------
Total from investment operations  ...............     0.98         0.63      0.41      0.59        (0.02)
                                                    -------      ------    ------    ------       ------
Less distributions:
Dividends from net investment income  ...........    (0.57)       (0.58)    (0.58)    (0.20)       (0.58)
                                                    -------      ------    ------    ------       ------
Total distributions  ............................    (0.57)       (0.58)    (0.58)    (0.20)       (0.58)
                                                    -------      ------    ------    ------       ------
Net asset value, end of period  .................   $ 9.99       $ 9.58    $ 9.53    $ 9.70       $ 9.31
                                                    =======      ======    ======    ======       ======
Total return (b)  ...............................    10.45%        6.84%     4.24%     6.39%        0.45%
                                                    =======      ======    ======    ======       ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $1,529       $  818    $  895    $  919       $  880
Ratio of operating expenses to average net
  assets  .......................................     0.96%        0.96%     0.95%     0.95%(c)     0.92%
Ratio of net investment income to average net
  assets  .......................................     5.93%        6.34%     6.26%     6.47%(c)     6.57%
Portfolio turnover rate.  .......................      222%         279%      507%       99%         165%
Ratio of operating expenses to average net
  assets without waivers  .......................     0.96%        0.96%     1.04%     1.19%(c)     1.16%

----------------
(a) The Munder Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 9, 1992, March 13, 1996, March 25, 1996, and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                   B Shares                                        C Shares
    ----------------------------------------         ----------------------------------------
    Year            Year             Period          Year            Year             Period
    Ended           Ended            Ended           Ended           Ended            Ended
    6/30/98(e)      6/30/97          6/30/96         6/30/98(e)      6/30/97          6/30/96
    ----------      -------          -------         ----------      -------          -------

    $ 9.57          $ 9.53           $ 9.68          $ 9.60         $  9.52          $  9.74
    ------          ------           ------          ------         -------          -------

      0.51            0.54             0.16            0.52            0.66             0.16
      0.40            0.02            (0.14)           0.40           (0.08)           (0.21)
    ------          ------           ------          ------         -------          -------
      0.91            0.56             0.02            0.92            0.58            (0.05)
    ------          ------           ------          ------         -------          -------

     (0.49)          (0.52)           (0.17)          (0.49)          (0.50)           (0.17)
    ------          ------           ------          ------         -------          -------
     (0.49)          (0.52)           (0.17)          (0.49)          (0.50)           (0.17)
    ------          ------           ------          ------         -------          -------
    $ 9.99          $ 9.57           $ 9.53          $10.03         $  9.60          $  9.52
    ======          ======           ======          ======         =======          =======
      9.75%           5.97%            0.22%           9.84%           6.19%           (0.49)%
    ======          ======           ======          ======         =======          =======

    $  685          $  559           $  294          $   63         $    45          $    51
      1.72%           1.71%            1.70%(c)        1.72%           1.71%            1.70% (c)
      5.18%           5.59%            5.51%(c)        5.18%           5.59%            5.51% (c)
       222%            279%             507%            222%            279%             507%

      1.72%           1.71%            1.79%(c)        1.72%           1.71%            1.79% (c)

See Notes to Financial Statements.

Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
  (Continued)
-----------------------------------------------------------------------------

                                                                             Y Shares
                                               ---------------------------------------------------------------------------
                                               Year             Year           Year           Period          Year
                                               Ended            Ended          Ended          Ended           Ended
                                               6/30/98(e)       6/30/97        6/30/96        6/30/95(d)      2/28/95(e,f)
                                               ----------       -------        -------        ----------      ------------

Net asset value, beginning of period .......   $   9.58        $   9.53       $   9.70       $   9.31        $   9.91
                                               --------        --------       --------       --------        --------
Income from investment operations:
Net investment income ......................       0.61            0.63           0.64           0.21            0.64
Net realized and unrealized gain/(loss) on
  investments ..............................       0.39            0.03          (0.21)          0.39           (0.64)
                                               --------        --------       --------       --------        --------
Total from investment operations ...........       1.00            0.66           0.43           0.60            --
                                               --------        --------       --------       --------        --------
Less distributions:
Dividends from net investment income .......      (0.59)          (0.61)         (0.60)         (0.21)          (0.60)
                                               --------        --------       --------       --------        --------
Total distributions ........................      (0.59)          (0.61)         (0.60)         (0.21)          (0.60)
                                               --------        --------       --------       --------        --------
Net asset value, end of period .............   $   9.99        $   9.58       $   9.53       $   9.70        $   9.31
                                               ========        ========       ========       ========        ========
Total return (b) ...........................      10.72%           7.09%          4.50%          6.48%           0.70%
                                               ========        ========       ========       ========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)........   $221,427        $113,493       $113,020       $146,741        $141,704
Ratio of operating expenses to average net
  assets ...................................       0.72%           0.71%          0.70%          0.70%(c)        0.67%
Ratio of net investment income to average
  net assets ...............................       6.18%           6.59%          6.51%          6.72%(c)        6.82%
Portfolio turnover rate. ...................        222%            279%           507%            99%            165%
Ratio of operating expenses to average net
  assets without waivers ...................       0.72%           0.71%          0.79%          0.94%(c)        0.91%

----------------
(a) The Munder Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 9, 1992, March 13, 1996, March 25, 1996, and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              A Shares
                                               ---------------------------------------------------------------------------
                                               Year             Year           Year            Period           Year
                                               Ended            Ended          Ended           Ended            Ended
                                               6/30/98(f)       6/30/97(f)     6/30/96         6/30/95(d)       2/28/95(e)
                                               ----------       ----------     -------         ----------       ----------
Net asset value, beginning of period .......   $ 9.33           $ 9.31         $  9.52         $ 9.27           $ 9.91
                                               ------           ------          ------         ------           ------
Income from investment operations:
Net investment income ......................     0.55             0.55            0.58           0.22             0.59
Net realized and unrealized gain/(loss) on
  investments ..............................     0.16             0.02           (0.21)          0.25            (0.61)
                                               ------           ------          ------         ------           ------
Total from investment operations ...........     0.71             0.57            0.37           0.47            (0.02)
                                               ------           ------          ------         ------           ------
Less distributions:
Dividends from net investment income .......    (0.53)           (0.55)          (0.58)         (0.22)           (0.61)
Distributions from net realized gains ......      --               --              --             --             (0.01)
                                               ------           ------          ------         ------           ------
Total distributions ........................    (0.53)           (0.55)          (0.58)         (0.22)           (0.62)
                                               ------           ------          ------         ------           ------
Net asset value, end of period .............   $ 9.51           $ 9.33          $ 9.31         $ 9.52           $ 9.27
                                               ======           ======          ======         ======           ======
Total return (b) ...........................     7.84%            6.34%           3.92%          5.15%            0.54%
                                               ======           ======          ======         ======           ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $7,387           $6,104          $5,356         $5,470           $5,472
Ratio of operating expenses to average net
  assets ...................................     0.93%            0.93%           0.94%          0.95%(c)         0.93%
Ratio of net investment income to average
  net assets ...............................     5.77%            5.91%           6.08%          7.12%(c)         6.71%
Portfolio turnover rate ....................      194%             325%            494%            84%              80%
Ratio of operating expenses to average net
  assets without waivers ...................     0.93%            0.93%           1.02%          1.19%(c)         1.18%

----------------
(a) The Munder Intermediate Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 24, 1992, October 25, 1994, April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                                    B Shares                                                   C Shares
    ------------------------------------------------------------------------      -------------------------------------
    Year            Year            Year           Period         Period          Year           Year           Period
    Ended           Ended           Ended          Ended          Ended           Ended          Ended          Ended
    6/30/98(f)      6/30/98(f)      6/30/96        6/30/95(d)     2/28/95(e)      6/30/98(f)     6/30/97(f)     6/30/96
    ----------      ----------      -------        ----------     ----------      ----------     ----------     --------
    $ 9.32          $ 9.30          $ 9.51         $ 9.27         $ 9.22          $ 9.35         $ 9.31         $ 9.40
    ------          ------          ------         ------         ------          ------         ------         ------

      0.47            0.48            0.49           0.20           0.19            0.48           0.45           0.10
      0.16            0.03           (0.19)          0.24           0.11            0.13           0.08          (0.06)
    ------          ------          ------         ------         ------          ------         ------         ------
      0.63            0.51            0.30           0.44           0.30            0.61           0.53           0.04
    ------          ------          ------         ------         ------          ------         ------         ------

     (0.46)          (0.49)          (0.51)         (0.20)         (0.24)          (0.46)         (0.49)         (0.13)
       --              --              --             --           (0.01)            --             --             --
    ------          ------          ------         ------         ------          ------         ------         ------
     (0.46)          (0.49)          (0.51)         (0.20)         (0.25)          (0.46)         (0.49)         (0.13)
    ------          ------          ------         ------         ------          ------         ------         ------
    $ 9.49          $ 9.32          $ 9.30         $ 9.51         $ 9.27          $ 9.50         $ 9.35         $ 9.31
    ======          ======          ======         ======         ======          ======         ======         ======
      6.94%           5.60%           3.22%          4.78%          3.33%           6.69%          5.77%          0.39%
    ======          ======          ======         ======         ======          ======         ======         ======

    $  598          $  464          $  103         $    9         $    7          $   70         $   58         $   52
      1.68%           1.68%           1.69%          1.70%(c)       1.67%(c)        1.68%          1.68%          1.69%(c)
      5.02%           5.16%           5.33%          6.37%(c)       5.97%(c)        5.02%          5.16%          5.33%(c)
       194%            325%            494%            84%            80%            194%           325%           494%

      1.68%           1.68%           1.77%          1.94%(c)       1.92%(c)        1.68%          1.68%          1.77%(c)

See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
  (Continued)
-----------------------------------------------------------------------------

                                                                           Y Shares
                                               ------------------------------------------------------------------------
                                               Year            Year           Year           Period          Year
                                               Ended           Ended          Ended          Ended           Ended
                                               6/30/98(f)      6/30/97(f)     6/30/96        6/30/95(d)      2/28/95(e)
                                               ----------      ----------     --------       ----------      ----------

Net asset value, beginning of period .......   $   9.33        $   9.31       $   9.51       $   9.27        $   9.91
                                               --------        --------       --------       --------        --------
Income from investment operations:
Net investment income ......................       0.57            0.57           0.60           0.23            0.60
Net realized and unrealized gain/(loss) on
  investments ..............................       0.16            0.03          (0.20)          0.24           (0.59)
                                               --------        --------       --------       --------        --------
Total from investment operations ...........       0.73            0.60           0.40           0.47            0.01
                                               --------        --------       --------       --------        --------
Less distributions:
Dividends from net investment income .......      (0.56)          (0.58)         (0.60)         (0.23)          (0.64)
Distributions from net realized gains ......       --              --             --             --             (0.01)
                                               --------        --------       --------       --------        --------
Total distributions ........................      (0.56)          (0.58)         (0.60)         (0.23)          (0.65)
                                               --------        --------       --------       --------        --------
Net asset value, end of period .............   $   9.50        $   9.33       $   9.31       $   9.51        $   9.27
                                               ========        ========       ========       ========        ========
Total return (b) ...........................       7.99%           6.60%          4.29%          5.12%           0.78%
                                               ========        ========       ========       ========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $226,856        $161,606       $182,937       $157,484        $162,185
Ratio of operating expenses to average net
  assets ...................................       0.68%           0.68%          0.69%          0.70%(c)        0.68%
Ratio of net investment income to average
  net assets ...............................       6.02%           6.16%          6.33%          7.37%(c)        6.96%
Portfolio turnover rate ....................        194%            825%           494%            84%             80%
Ratio of operating expenses to average net
  assets without waivers ...................       0.68%           0.68%          0.77%          0.94%(c)        0.93%

----------------
(a) The Munder Intermediate Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 24, 1992, October 25, 1994, April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                         A Shares                  B Shares
                                                    -------------------       -------------------
                                                    Year         Period       Year         Period
                                                    Ended        Ended        Ended        Ended
                                                    6/30/98      6/30/97      6/30/98      6/30/97
                                                    -------      -------      -------      -------

Net asset value, beginning of period  ...........   $ 9.82       $ 9.98       $ 9.83       $ 9.85
                                                    ------       ------       ------       ------
Income from investment operations:
Net investment income  ..........................     0.20         0.10         0.18         0.01
Net realized and unrealized (loss) on
  investments  ..................................    (0.11)       (0.18)       (0.15)       (0.03)
                                                    ------       ------       ------       ------
Total from investment operations  ...............     0.09        (0.08)        0.03        (0.02)
                                                    ------       ------       ------       ------
Less distributions:
Dividends from net investment income  ...........    (0.23)       (0.08)       (0.18)         --
                                                    ------       ------       ------       ------
Distributions from net realized gains  ..........    (0.02)         --         (0.02)         --
                                                    ------       ------       ------       ------
Total distributions  ............................    (0.25)       (0.08)       (0.20)         --
Net asset value, end of period  .................   $ 9.66       $ 9.82       $ 9.66       $ 9.83
                                                    ======       ======       ======       ======
Total return (b)  ...............................     0.86%       (0.84)%       0.26%       (0.20)%
                                                    ======       ======       ======       ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $  160       $  168       $  107       $   21
Ratio of operating expenses to average net
  assets  .......................................     1.11%        1.14%(c)     1.86%        1.89%(c)
Ratio of net investment income to average net
  assets  .......................................     3.53%        3.61%(c)     2.78%        2.86%(c)
Portfolio turnover rate  ........................       81%          75%          81%          75%
Ratio of operating expenses to average net
  assets without waivers  .......................     1.11%        1.18%(c)    1.86%        1.93%(c)

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class C Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, June 4, 1998, and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

See Notes to Financial Statements.

    C Shares              Y Shares
    --------       ------------------------
    Period         Year            Period
    Ended          Ended           Ended
    6/30/98        6/30/98         6/30/97
    -------        -------         --------

    $ 9.84         $  9.83         $ 10.00
    ------         -------         -------

      0.01            0.22            0.25
     (0.11)          (0.11)          (0.34)
    ------         -------         -------
     (0.10)           0.11           (0.09)
    ------         -------         -------

     (0.01)          (0.24)          (0.08)
       --            (0.02)           --
    ------         -------         -------
     (0.01)          (0.26)          (0.08)
    ------         -------         -------
    $ 9.73         $  9.68         $  9.83
    ======         =======         =======
     (0.84)%          1.12%          (0.90)%
    ======         =======         =======

    $   31         $49,834         $51,679
      1.87%(c)        0.86%           0.89% (c)
      2.79%(c)        3.78%           3.86% (c)
        81%             81%             75%
      1.87%(c)        0.86%           0.93% (c)

See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                             A Shares
                                               ------------------------------------------------------------------------
                                               Year            Year           Year           Period          Period
                                               Ended           Ended          Ended          Ended           Ended
                                               6/30/98         6/30/97        6/30/96(f)     6/30/95(d)      2/28/95(e)
                                               -------         -------        ----------     ----------      ----------

Net asset value, beginning of period .......   $10.09          $ 9.98         $10.30         $ 9.88          $ 10.03
                                               ------          ------         ------         ------          -------
Income from investment operations:
Net investment income ......................     0.61            0.65           0.71           0.24             0.42
Net realized and unrealized gain/(loss) on
  investments ..............................     0.35            0.07          (0.27)          0.41            (0.10)
                                               ------          ------         ------         ------          -------
Total from investment operations ...........     0.96            0.72           0.44           0.65             0.32
                                               ------          ------         ------         ------          -------
Less distributions:
Dividends from net investment income .......    (0.61)          (0.61)         (0.68)         (0.23)           (0.47)
Distributions from net realized gains ......    (0.06)          (0.00)(g)      (0.08)           --               --
                                               ------          ------         ------         ------          -------
Total distributions ........................    (0.67)          (0.61)         (0.76)         (0.23)           (0.47)
                                               ------          ------         ------         ------          -------
Net asset value, end of period .............   $10.38          $10.09         $ 9.98         $10.30          $  9.88
                                               ======          ======         ======         ======          =======
Total return (b) ...........................     9.71%           7.50%          4.34%          6.66%            3.30%
                                               ======          ======         ======         ======          =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $2,598          $1,226         $  259         $   97          $    69
Ratio of operating expenses to average net
  assets ...................................     0.94%           0.96%          0.97%          0.97%(c)         0.95%(c)
Ratio of net investment income to average
  net assets ...............................     6.00%           6.51%          6.92%          6.96%(c)         7.02%(c)
Portfolio turnover rate ....................       85%            130%           133%            42%             143%
Ratio of operating expenses to average net
  assets without waivers ...................     0.94%           0.96%          1.04%          1.21%(c)         1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 28, 1994, September 6, 1995, August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                  B Shares                             C Shares
    ----------------------------------------     ---------------------
    Year           Year           Period         Year           Period
    Ended          Ended          Ended          Ended          Ended
    6/30/98        6/30/97        6/30/96(f)     6/30/98        6/30/97
    -------        -------        ----------     -------        -------

    $10.09         $ 9.98         $10.31         $10.09         $10.11
    ------         ------         ------         ------         ------

      0.50           0.58           0.49           0.50           0.54
      0.38           0.07          (0.24)          0.37          (0.06)
    ------         ------         ------         ------         ------
      0.88           0.65           0.25           0.87           0.48
    ------         ------         ------         ------         ------

     (0.53)         (0.54)         (0.50)         (0.53)         (0.50)
     (0.06)         (0.00)(g)      (0.08)         (0.06)         (0.00)(g)
    ------         ------         ------         ------         ------
     (0.59)         (0.54)         (0.58)         (0.59)         (0.50)
    ------         ------         ------         ------         ------
    $10.38         $10.09         $ 9.98         $10.37         $10.09
    ======         ======         ======         ======         ======
      8.89%          6.77%          2.42%          8.82%          4.87%
    ======         ======         ======         ======         ======

    $  970         $1,596         $  498         $  101         $   10
      1.69%          1.71%          1.72%(c)       1.69%          1.71%(c)
      5.25%          5.76%          6.17%(c)       5.25%          5.76%(c)
        85%           130%           133%            85%           130%

      1.69%          1.71%          1.79%(c)       1.69%          1.71%(c)

See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
  (Continued)
-----------------------------------------------------------------------------

                                                                             Y Shares
                                               -----------------------------------------------------------------------
                                               Year            Year           Year           Period         Period
                                               Ended           Ended          Ended          Ended          Ended
                                               6/30/98         6/30/97        6/30/96(f)     6/30/95(d)     2/28/95(e)
                                               -------         -------        ----------     ----------     ----------

Net asset value, beginning of period .......   $ 10.09         $  9.98        $ 10.30        $  9.89        $ 10.00
                                               -------         -------        -------        -------        -------
Income from investment operations:
Net investment income ......................      0.62            0.68           0.74           0.24           0.44
Net realized and unrealized gain/(loss) on
  investments ..............................      0.36            0.07          (0.27)          0.41          (0.07)
                                               -------         -------        -------        -------        -------
Total from investment operations ...........      0.98            0.75           0.47           0.65           0.37
                                               -------         -------        -------        -------        -------
Less distributions:
Dividends from net investment income .......     (0.63)          (0.64)         (0.71)         (0.24)         (0.48)
Distributions from net realized gains ......     (0.06)          (0.00)(g)      (0.08)          --             --
                                               -------         -------        -------        -------        -------
Total distributions ........................     (0.69)          (0.64)         (0.79)         (0.24)         (0.48)
                                               -------         -------        -------        -------        -------
Net asset value, end of period .............   $ 10.38         $ 10.09        $  9.98        $ 10.30        $  9.89
                                               =======         =======        =======        =======        =======
Total return (b) ...........................      9.97%           7.75%          4.58%          6.64%          3.85%
                                               =======         =======        =======        =======        =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $70,842         $55,098        $46,695        $12,862        $11,647
Ratio of operating expenses to average net
  assets ...................................      0.69%           0.71%          0.72%          0.72%(c)       0.70%(c)
Ratio of net investment income to average
  net assets ...............................      6.25%           6.76%          7.17%          7.21%(c)       7.27%(c)
Portfolio turnover rate ....................        85%            130%           133%            42%           143%
Ratio of operating expenses to average net
  assets without waivers ...................      0.69%           0.71%          0.79%          0.96%(c)       0.94%(c)

----------------
(a) The Munder U.S. Government Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 28, 1994, September 6, 1995, August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Michigan Triple Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                             A Shares
                                               --------------------------------------------------------------------------
                                               Year            Year           Year           Period          Year
                                               Ended           Ended          Ended          Ended           Ended
                                               6/30/98         6/30/97(e)     6/30/96(e)     6/30/95(d,e)    2/28/95(e,f)
                                               -------         ----------     ----------     ------------    ------------

Net asset value, beginning of period .......   $ 9.64          $ 9.35         $ 9.34         $ 9.24          $ 9.73
                                               ------          ------         ------         ------          ------
Income from investment operations:
Net investment income ......................     0.41            0.44           0.48           0.16            0.44
Net realized and unrealized gain/(loss) on
  investments ..............................     0.45            0.28           0.01           0.10           (0.50)
                                               ------          ------         ------         ------          ------
Total from investment operations ...........     0.86            0.72           0.49           0.26           (0.06)
                                               ------          ------         ------         ------          ------
Less distributions:
Dividends from net investment income .......    (0.42)          (0.43)         (0.48)         (0.16)          (0.43)
Distributions from net realized gains ......    (0.02)          (0.00)(g)        --             --              --
                                               ------          ------         ------         ------          ------
Total distributions ........................    (0.44)          (0.43)         (0.48)         (0.16)          (0.43)
                                               ------          ------         ------         ------          ------
Net asset value, end of period .............   $10.06          $ 9.64         $ 9.35         $ 9.34          $ 9.24
                                               ======          ======         ======         ======          ======
Total return (b) ...........................     9.01%           7.88%          5.25%          2.84%          (0.16)%
                                               ======          ======         ======         ======          ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $1,855          $  536         $  446         $  417          $  444
Ratio of operating expenses to average net
  assets ...................................     0.98%           0.88%          0.51%          0.52%(c)        0.56%
Ratio of net investment income to average
  net assets ...............................     4.29%           4.57%          5.01%          5.06%(c)        4.81%
Portfolio turnover rate ....................       34%             19%            31%             8%             53%
Ratio of operating expenses to average net
  assets without waivers ...................     0.98%           1.02%          1.09%          1.26%(c)        1.30%

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 15, 1994, July 5, 1994, October 4, 1996, and January 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                                   B Shares                                            C Shares
    -------------------------------------------------------------------------    -------------------------
    Year           Year            Year           Period         Period          Year           Period
    Ended          Ended           Ended          Ended          Ended           Ended          Ended
    6/30/98        6/30/97(e)      6/30/96(e)     6/30/95(d,e)   2/28/95(e,f)    6/30/98        6/30/97(e)
    -------        ----------      ----------     ------------   ------------    -------        ----------

    $ 9.64         $ 9.35          $ 9.34         $ 9.24         $ 9.17          $ 9.63         $ 9.56
    ------         ------          ------         ------         ------          ------         ------

      0.35           0.36            0.41           0.14           0.24            0.34           0.26
      0.44           0.29           (0.00)(g)       0.10           0.10            0.44           0.07
    ------         ------          ------         ------         ------          ------         ------
      0.79           0.65            0.41           0.24           0.34            0.78           0.33
    ------         ------          ------         ------         ------          ------         ------

     (0.35)         (0.36)          (0.40)         (0.14)         (0.27)          (0.34)         (0.26)
     (0.02)         (0.00)(g)         --             --             --            (0.02)         (0.00)(g)
    ------         ------          ------         ------         ------          ------         ------
     (0.37)         (0.36)          (0.40)         (0.14)         (0.27)          (0.36)         (0.26)
    ------         ------          ------         ------         ------          ------         ------
    $10.06         $ 9.64          $ 9.35         $ 9.34         $ 9.24          $10.05         $ 9.63
    ======         ======          ======         ======         ======          ======         ======
      8.23%          7.09%           4.46%          2.58%          3.81%           8.24%          3.57%
    ======         ======          ======         ======         ======          ======         ======

    $  629         $  312          $  251         $  254         $  227          $   78         $   90
      1.73%          1.63%           1.26%          1.27%(c)       1.29%(c)        1.73%          1.63%(c)
      3.54%          3.82%           4.26%          4.31%(c)       4.08%(c)        3.54%          3.82%(c)
        34%            19%             31%             8%            53%             34%            19%
      1.73%          1.77%           1.84%          2.01%(c)       2.03%(c)        1.73%          1.77%(c)

See Notes to Financial Statements.

Munder Michigan Triple Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
  (Continued)
-----------------------------------------------------------------------------

                                                                             Y Shares
                                               --------------------------------------------------------------------------
                                               Year            Year           Year           Period          Year
                                               Ended           Ended          Ended          Ended           Ended
                                               6/30/98         6/30/97(e)     6/30/96(e)     6/30/95(d)      2/28/95(e,f)
                                               -------         ----------     ----------     ----------      ------------

Net asset value, beginning of period .......   $ 9.65          $ 9.35         $ 9.34         $ 9.24          $ 9.73
                                               ------          ------         ------         ------          ------
Income from investment operations:
Net investment income ......................     0.40            0.46           0.44           0.17            0.50
Net realized and unrealized gain/(loss) on
  investments ..............................     0.47            0.29           0.07           0.10           (0.54)
                                               ------          ------         ------         ------          ------
Total from investment operations ...........     0.87            0.75           0.51           0.27           (0.04)
                                               ------          ------         ------         ------          ------
Less distributions:
Dividends from net investment income .......    (0.44)          (0.45)         (0.50)         (0.17)          (0.45)
Distributions from net realized gains ......    (0.02)          (0.00)(g)        --             --              --
                                               ------          ------         ------         ------          ------
Total distributions ........................    (0.46)          (0.45)         (0.50)         (0.17)          (0.45)
                                               ------          ------         ------         ------          ------
Net asset value, end of period .............   $10.06          $ 9.65         $ 9.35         $ 9.34          $ 9.24
                                               ======          ======         ======         ======          ======
Total return (b) ...........................     9.17%           8.26%          5.51%          2.92%           0.10%
                                               ======          ======         ======         ======          ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $1,011          $  652         $  204         $  771          $  604
Ratio of operating expenses to average net
  assets ...................................     0.73%           0.63%          0.26%          0.27%(c)        0.31%
Ratio of net investment income to average
  net assets ...............................     4.54%           4.82%          5.26%          5.31%(c)        5.06%
Portfolio turnover rate ....................       34%             19%            31%             8%             53%
Ratio of operating expenses to average net
  assets without waivers ...................     0.73%           0.77%          0.84%          1.01%(c)        1.05%

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 15, 1994, July 5, 1994, October 4, 1996, and January 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                  A Shares
                                                    -----------------------------------------
                                                    Year           Year            Period
                                                    Ended          Ended           Ended
                                                    6/30/98        6/30/97(e)      6/30/96(e)
                                                    -------        ----------      ----------

Net asset value, beginning of period  ...........   $10.50         $10.33          $10.49
                                                    ------         ------          ------
Income from investment operations:
Net investment income  ..........................     0.50           0.47            0.34
Net realized and unrealized gain/(loss) on
  investments  ..................................     0.38           0.25           (0.14)
                                                    ------         ------          ------
Total from investment operations  ...............     0.88           0.72            0.20
                                                    ------         ------          ------
Less distributions:
Dividends from net investment income  ...........    (0.49)         (0.47)          (0.35)
Distributions from net realized gains  ..........    (0.16)         (0.08)          (0.01)
                                                    ------         ------          ------
Total distributions  ............................    (0.65)         (0.55)          (0.36)
                                                    ------         ------          ------
Net asset value, end of period  .................   $10.73         $10.50          $10.33
                                                    ======         ======          ======
Total return (b)  ...............................     8.54%          7.13%           1.87%
                                                    ======         ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $2,510         $2,490          $1,141
Ratio of operating expenses to average net
  assets  .......................................     0.93%          0.95%           0.98% (c)
Ratio of net investment income to average net
  assets  .......................................     4.60%          4.52%           4.42% (c)
Portfolio turnover rate.  .......................       61%            45%             15%
Ratio of operating expenses to average net
  assets without waivers  .......................     0.93%          0.95%           1.06% (c)

----------------
(a) The Munder Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on October 9, 1995, December 6, 1994, July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Total net assets for Class B Shares were $164 at February 28, 1995.

See Notes to Financial Statements.

                                  B Shares                                       C Shares
    -----------------------------------------------------------------------      --------
    Year           Year            Year           Period         Period          Period
    Ended          Ended           Ended          Ended          Ended           Ended
    6/30/98        6/30/97(e)      6/30/96(e)     6/30/95(d,e)   2/28/95(f)      6/30/98
    -------        ----------      ----------     ------------   ----------      -------

    $10.52         $10.34          $10.29         $10.14         $ 9.72          $10.64
    ------         ------          ------         ------         ------          ------

      0.41           0.32            0.40           0.13           0.10            0.41
      0.38           0.33            0.05           0.15           0.42            0.25
    ------         ------          ------         ------         ------          ------
      0.79           0.65            0.45           0.28           0.52            0.66
    ------         ------          ------         ------         ------          ------

     (0.41)         (0.39)          (0.39)         (0.13)         (0.10)          (0.41)
     (0.16)         (0.08)          (0.01)           --             --            (0.16)
    ------         ------          ------         ------         ------          ------
     (0.57)         (0.47)          (0.40)         (0.13)         (0.10)          (0.57)
    ------         ------          ------         ------         ------          ------
    $10.74         $10.52          $10.34         $10.29         $10.14          $10.73
    ======         ======          ======         ======         ======          ======
      7.65%          6.43%           4.36%          2.80%          5.39%           6.34%
    ======         ======          ======         ======         ======          ======

    $  490         $  240          $    5         $    1            --  (g)      $   41
      1.68%          1.70%           1.73%          1.77%(c)       1.67%(c)        1.68%(c)
      3.85%          3.77%           3.67%          3.63%(c)       3.95%(c)        3.85%(c)
        61%            45%             15%            12%            50%             61%
      1.68%          1.70%           1.81%          2.01%(c)       1.91%(c)        1.68%(c)

See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
  (Continued)
-----------------------------------------------------------------------------

                                                                               Y Shares
                                               ------------------------------------------------------------------------
                                               Year            Year           Year           Period          Period
                                               Ended           Ended          Ended          Ended           Ended
                                               6/30/98         6/30/97(e)     6/30/96(e)     6/30/95(d,e)    2/28/95(f)
                                               -------         ----------     ----------     ------------    ----------

Net asset value, beginning of period .......   $10.51          $10.34         $10.29         $10.13          $10.06
                                               ------          ------         ------         ------          ------
Income from investment operations:
Net investment income ......................     0.52            0.50           0.49           0.16            0.30
Net realized and unrealized gain on
  investments ..............................     0.37            0.25           0.06           0.16            0.10
                                               ------          ------         ------         ------          ------
Total from investment operations ...........     0.89            0.75           0.55           0.32            0.40
                                               ------          ------         ------         ------          ------
Less distributions:
Dividends from net investment income .......    (0.51)          (0.50)         (0.49)         (0.16)          (0.33)
Distributions from net realized gains ......    (0.16)          (0.08)         (0.01)           --              --
                                               ------          ------         ------         ------          ------
Total distributions ........................    (0.67)          (0.58)         (0.50)         (0.16)          (0.33)
                                               ------          ------         ------         ------          ------
Net asset value, end of period .............   $10.73          $10.51         $10.34         $10.29          $10.13
                                               ======          ======         ======         ======          ======
Total return (b) ...........................     8.70%           7.40%          5.38%          3.17%           4.08%
                                               ======          ======         ======         ======          ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $4,123          $3,946         $1,929         $1,498          $  953
Ratio of operating expenses to average net
  assets ...................................     0.68%           0.70%          0.73%          0.77%(c)        0.68%(c)
Ratio of net investment income to average
  net assets ...............................     4.85%           4.77%          4.67%          4.63%(c)        4.94%(c)
Portfolio turnover rate ....................       61%             45%            15%            12%             50%
Ratio of operating expenses to average net
  assets without waivers ...................     0.68%           0.70%          0.81%          1.01%(c)        0.92%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on October 9, 1995, December 6, 1994, July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              A Shares
                                               ------------------------------------------------------------------------
                                               Year            Year           Year           Period          Year
                                               Ended           Ended          Ended          Ended           Ended
                                               6/30/98         6/30/97(f)     6/30/96(f)     6/30/95(d)      2/28/95(e)
                                               -------         ----------     ----------     ----------      ----------

Net asset value, beginning of period .......   $10.41          $10.34         $10.36         $10.17          $10.44
                                               ------          ------         ------         ------          ------
Income from investment operations:
Net investment income ......................     0.43            0.41           0.41           0.14            0.40
Net realized and unrealized gain/(loss) on
  investments ..............................     0.13            0.10          (0.02)          0.19           (0.23)
                                               ------          ------         ------         ------          ------
Total from investment operations ...........     0.56            0.51           0.39           0.33            0.17
                                               ------          ------         ------         ------          ------
Less distributions:
Dividends from net investment income .......    (0.42)          (0.41)         (0.41)         (0.14)          (0.42)
Distributions from net realized gains ......    (0.09)          (0.03)           --             --            (0.02)
                                               ------          ------         ------         ------          ------
Total distributions ........................    (0.51)          (0.44)         (0.41)         (0.14)          (0.44)
                                               ------          ------         ------         ------          ------
Net asset value, end of period .............   $10.46          $10.41         $10.34         $10.36          $10.17
                                               ======          ======         ======         ======          ======
Total return (b) ...........................     5.44%           5.04%          3.79%          3.25%           2.05%
                                               ======          ======         ======         ======          ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $6,554          $6,213         $5,012         $4,138          $4,551
Ratio of operating expenses to average net
assets .....................................     0.94%           0.93%          0.96%          0.98%(c)        0.95%
Ratio of net investment income to average
net assets .................................     4.07%           3.96%          3.91%          4.02%(c)        4.19%
Portfolio turnover rate ....................       27%             31%            20%             5%             52%
Ratio of operating expenses to average net
  assets without waivers ...................     0.94%           0.93%          1.04%          1.22%(c)        1.19%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class A Shares, Class B Shares, and Class Y Shares commenced operations on November 30, 1992, May 16, 1996 and December 17, 1992, respectively. The Fund is authorized to issue Class C Shares. As of June 30, 1998, the Fund had not commenced selling Class C shares.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                       B Shares                                           Y Shares
    ----------------------------------------------       -------------------------------------------------
    Year         Year         Period       Year          Year         Year         Period       Year
    Ended        Ended        Ended        Ended         Ended        Ended        Ended        Ended
    6/30/98      6/30/97(f)   6/30/96(f)   6/30/98       6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
    -------      ----------   ----------   -------       ----------   ----------   ----------   ----------

    $10.40       $10.34       $10.36       $10.42        $10.34       $10.37       $ 10.17      $ 10.44
    ------       ------       ------       ------        ------       ------       -------      -------

      0.37         0.33         0.04         0.45          0.44         0.45          0.15         0.42
      0.11         0.10         0.00         0.14          0.11        (0.04)         0.20        (0.23)
    ------       ------       ------       ------        ------       ------       -------      -------
      0.48         0.43         0.04         0.59          0.55         0.41          0.35         0.19
    ------       ------       ------       ------        ------       ------       -------      -------

     (0.34)       (0.34)       (0.06)       (0.45)        (0.44)       (0.44)        (0.15)       (0.44)
     (0.09)       (0.03)         --         (0.09)        (0.03)         --           --          (0.02)
    ------       ------       ------       ------        ------       ------       -------      -------
     (0.43)       (0.37)       (0.06)       (0.54)        (0.47)       (0.44)        (0.15)       (0.46)
    ------       ------       ------       ------        ------       ------       -------      -------
    $10.45       $10.40       $10.34       $10.47        $10.42       $10.34       $ 10.37      $ 10.17
    ======       ======       ======       ======        ======       ======       =======      =======
      4.68%        4.24%        0.39%        5.70%         5.40%        3.95%         3.43%        2.34%
    ======       ======       ======       ======        ======       ======       =======      =======

    $  465       $  272       $   50       $9,419        $7,511       $5,285       $11,100      $10,709
      1.69%        1.68%        1.71%(c)     0.69%         0.68%        0.71%         0.73%(c)     0.70%
      3.32%        3.21%        3.16%(c)     4.32%         4.21%        4.16%         4.27%(c)     4.44%
        27%          31%          20%          27%           31%          20%            5%          52%
      1.69%        1.68%        1.79%(c)     0.69%         0.68%        0.79%         0.97%(c)     0.94%

See Notes to Financial Statements.

Munder Short Term Treasury Fund(a)
Financial Highlights, For a Share Outstanding Throughout The Period
-----------------------------------------------------------------------------

                                                           Y Shares
                                                    -------------------------
                                                    Year           Period
                                                    Ended          Ended
                                                    6/30/98(d)     6/30/97(d)
                                                    ----------     ----------

Net asset value, beginning of period  ...........   $ 10.01        $ 10.00
                                                    -------        -------
Income from investment operations:
Net investment income  ..........................      0.53           0.22
Net realized and unrealized gain on investments        0.04           0.01
                                                    -------        -------
Total from investment operations  ...............      0.57           0.23
                                                    -------        -------
Less distributions:
Dividends from net investment income  ...........     (0.53)         (0.22)
                                                    -------        -------
Total distributions  ............................     (0.53)         (0.22)
                                                    -------        -------
Net asset value, end of period  .................   $ 10.05        $ 10.01
                                                    =======        =======
Total return (b)  ...............................      5.81%          2.30%
                                                    =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $38,466        $49,055
Ratio of operating expenses to average net
  assets  .......................................      0.52%          0.52%(c)
Ratio of net investment income to average net
  assets  .......................................      5.24%          5.26%(c)
Portfolio turnover rate  ........................       104%            40%
Ratio of operating expenses to average net
  assets without expenses advisor  ..............      0.63%          0.55%(c)

----------------
(a) The Munder Short Term Treasury Fund Class Y Shares commenced operations on January 29,1997.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                             A Shares
                                               -----------------------------------------------------------------------
                                               Year            Year           Year           Period         Year
                                               Ended           Ended          Ended          Ended          Ended
                                               6/30/98         6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                               -------         -------        -------        ----------     ----------

Net asset value, beginning of period .......   $   1.00        $  1.00        $   1.00       $  1.00        $  1.00
                                               --------        -------        --------       -------        -------
Income from investment operations:
Net investment income ......................      0.049          0.047           0.049         0.018          0.039
                                               --------        -------        --------       -------        -------
Total from investment operations ...........      0.049          0.047           0.049         0.018          0.039
                                               --------        -------        --------       -------        -------
Less distributions:
Dividends from net investment income .......     (0.049)        (0.047)         (0.049)       (0.018)        (0.039)
                                               --------        -------        --------       -------        -------
Total distributions ........................     (0.049)        (0.047)         (0.049)       (0.018)        (0.039)
                                               --------        -------        --------       -------        -------
Net asset value, end of period .............   $   1.00        $  1.00        $   1.00       $  1.00        $  1.00
                                               ========        =======        ========       =======        =======
Total return (b) ...........................       5.04%          4.80%           5.02%         1.78%          3.97%
                                               ========        =======        ========       =======        =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $133,663        $96,192        $116,622       $52,530        $40,239
Ratio of operating expenses to average net
  assets ...................................       0.76%          0.80%           0.78%         0.77%(c)       0.80%
Ratio of net investment income to average
  net assets ...............................       4.92%          4.71%           4.88%         5.39%(c)       4.02%
Ratio of operating expenses to average net
  assets without waivers ...................       0.76%          0.80%           0.78%         0.79%(c)       0.83%

----------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                                 Y Shares
    -----------------------------------------------------------------------
    Year           Year            Year           Period         Year
    Ended          Ended           Ended          Ended          Ended
    6/30/98        6/30/97         6/30/96        6/30/95(d)     2/28/95(e)
    --------       -------         -------        ----------     ----------

    $   1.00       $   1.00        $   1.00       $   1.00       $   1.00
    --------       --------        --------       --------       --------

       0.051          0.050           0.051          0.019          0.042
    --------       --------        --------       --------       --------
       0.051          0.050           0.051          0.019          0.042
    --------       --------        --------       --------       --------

      (0.051)        (0.050)         (0.051)        (0.019)        (0.042)
    --------       --------        --------       --------       --------
      (0.051)        (0.050)         (0.051)        (0.019)        (0.042)
    --------       --------        --------       --------       --------
    $   1.00       $   1.00        $   1.00       $   1.00       $   1.00
    ========       ========        ========       ========       ========
        5.30%          5.07%           5.27%          1.87%          4.23%
    ========       ========        ========       ========       ========

    $327,417       $279,427        $317,825       $340,394       $324,793
        0.51%          0.55%           0.53%          0.52%(c)       0.55%
        5.17%          4.96%           5.13%          5.64%(c)       4.27%

        0.51%          0.55%           0.53%          0.54%(c)       0.58%

See Notes to Financial Statements.

Munder Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                 A Shares
                                                    ------------------------------------
                                                    Year          Year           Period
                                                    Ended         Ended          Ended
                                                    6/30/98       6/30/97        6/30/96
                                                    -------       -------        -------

Net asset value, beginning of period  ...........   $  1.00       $  1.00        $  1.00
                                                    -------       -------        -------
Income from investment operations:
Net investment income  ..........................     0.048         0.046          0.048
                                                    -------       -------        -------
Total from investment operations  ...............     0.048         0.046          0.048
                                                    -------       -------        -------
Less distributions:
Dividends from net investment income  ...........    (0.048)       (0.046)        (0.048)
                                                    -------       -------        -------
Total distributions  ............................    (0.048)       (0.046)        (0.048)
                                                    -------       -------        -------
Net asset value, end of period  .................   $  1.00       $  1.00        $  1.00
                                                    =======       =======        =======
Total return (b)  ...............................      4.89%         4.72%          4.83%
                                                    =======       =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $14,749       $ 3,655        $    23
Ratio of operating expenses to average net
  assets  .......................................      0.89%         0.89%          0.87%(c)
Ratio of net investment income to average net
  assets  .......................................      4.78%         4.61%          4.84%(c)
Ratio of operating expenses to average net
  assets without waivers  .......................      0.89%         0.89%          0.87%(c)

----------------
(a) The Munder Money Market Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 3, 1995, February 16, 1994, October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                                  B Shares                                             C Shares
    ----------------------------------------------------------    --------        -------     -------
    Year           Year            Year           Period          Period          Year        Period
    Ended          Ended           Ended          Ended           Ended           Ended       Ended
    6/30/98        6/30/97         6/30/96        6/30/95(d,e)    12/31/94        6/30/98     6/30/97
    -------        -------         -------        ------------    --------        -------     -------

    $  1.00        $  1.00         $  1.00        $  1.00         $  1.00         $  1.00     $  1.00
    -------        -------         -------        -------         -------         -------     -------

      0.040          0.039           0.041          0.020           0.030           0.040       0.027
    -------        -------         -------        -------         -------         -------     -------
      0.040          0.039           0.041          0.020           0.030           0.040       0.027
    -------        -------         -------        -------         -------         -------     -------

     (0.040)        (0.039)         (0.041)        (0.020)         (0.030)         (0.040)     (0.027)
    -------        -------         -------        -------         -------         -------     -------
     (0.040)        (0.039)         (0.041)        (0.020)         (0.030)         (0.040)     (0.027)
    -------        -------         -------        -------         -------         -------     -------
    $  1.00        $  1.00         $  1.00        $  1.00         $  1.00         $  1.00     $  1.00
    =======        =======         =======        =======         =======         =======     =======
       4.09%          3.92%           4.13%          1.99%           2.97%           4.10%       2.75%
    =======        =======         =======        =======         =======         =======     =======

    $   658        $   451         $   124        $   371         $   501         $     1     $ 1,755
       1.64%          1.64%           1.62%          1.60% (c)       1.60%(c)        1.64%       1.64%(c)
       4.04%          3.86%           4.09%          4.46% (c)       3.36%(c)        4.03%       3.86%(c)
       1.64%          1.64%           1.62%          1.66% (c)       3.34%(c)        1.64%       1.64%(c)

See Notes to Financial Statements.

Munder Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
  (Continued)
-----------------------------------------------------------------------------

                                                                                 Y Shares
                                                    ----------------------------------------------------------------------
                                                    Year           Year            Year           Period          Year
                                                    Ended          Ended           Ended          Ended           Ended
                                                    6/30/98        6/30/97         6/30/96        6/30/95(d,e)    12/31/94
                                                    -------        -------         -------        ------------    --------

Net asset value, beginning of period  ...........   $  1.00        $   1.00        $   1.00       $   1.00        $   1.00
                                                    -------        --------        --------       --------        --------
Income from investment operations:
Net investment income  ..........................     0.050           0.049           0.051          0.024           0.040
                                                    -------        --------        --------       --------        --------
Total from investment operations  ...............     0.050           0.049           0.051          0.024           0.040
                                                    -------        --------        --------       --------        --------
Less distributions:
Dividends from net investment income  ...........    (0.050)         (0.049)         (0.051)        (0.024)         (0.040)
                                                    -------        --------        --------       --------        --------
Total distributions  ............................    (0.050)         (0.049)         (0.051)        (0.024)         (0.040)
                                                    -------        --------        --------       --------        --------
Net asset value, end of period  .................   $  1.00        $   1.00        $   1.00       $   1.00        $   1.00
                                                    =======        ========        ========       ========        ========
Total return (b)  ...............................      5.14%           4.97%           5.17%          2.44%           3.88%
                                                    =======        ========        ========       ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $68,689        $124,621        $223,396       $263,513        $145,685
Ratio of operating expenses to average net
  assets  .......................................      0.64%           0.64%           0.62%          0.60%(c)        0.60%
Ratio of net investment income to average net
  assets  .......................................      5.03%           4.86%           5.09%          5.46%(c)        3.81%
Ratio of operating expenses to average net
  assets without waivers  .......................      0.64%           0.64%           0.62%          0.66%(c)        0.74%

----------------
(a) The Munder Money Market Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 3, 1995, February 16, 1994, October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                             A Shares
                                                    ---------------------------------------------------------------
                                                    Year         Year         Year         Period        Year
                                                    Ended        Ended        Ended        Ended         Ended
                                                    6/30/98      6/30/97      6/30/96      6/30/95(d)    2/28/95(e)
                                                    -------      -------      -------      ----------    ----------

Net asset value, beginning of period  ...........   $  1.00      $  1.00      $  1.00      $  1.00       $  1.00
                                                    -------      -------      -------      -------       -------
Income from investment operations:
Net investment income  ..........................     0.028        0.028        0.029        0.011         0.023
                                                    -------      -------      -------      -------       -------
Total from investment operations  ...............     0.028        0.028        0.029        0.011         0.023
                                                    -------      -------      -------      -------       -------
Less distributions:
Dividends from net investment income  ...........    (0.028)      (0.028)      (0.029)      (0.011)       (0.023)
                                                    -------      -------      -------      -------       -------
Total distributions  ............................    (0.028)      (0.028)      (0.029)      (0.011)       (0.023)
                                                    -------      -------      -------      -------       -------
Net asset value, end of period  .................   $  1.00      $  1.00      $  1.00      $  1.00       $  1.00
                                                    =======      =======      =======      =======       =======
Total return (b)  ...............................      2.87%        2.78%        2.89%        1.09%        2.33%
                                                    =======      =======      =======      =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $72,007      $ 5,205      $10,582      $ 8,530       $ 4,539
Ratio of operating expenses to average net
  assets  .......................................      0.79%        0.78%        0.78%        0.79%(c)      0.80%
Ratio of net investment income to average net
  assets  .......................................      2.83%        2.76%        2.89%        3.26%(c)      2.29%
Ratio of operating expenses to average net
  assets without waivers  .......................      0.79%        0.78%        0.80%        0.84%(c)      0.85%

----------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                                 Y Shares
    -----------------------------------------------------------------------
    Year           Year            Year           Period         Year
    Ended          Ended           Ended          Ended          Ended
    6/30/98        6/30/97         6/30/96        6/30/95(d)     2/28/95(e)
    -------        -------         -------        ----------     ----------

    $  1.00        $  1.00         $  1.00        $  1.00        $  1.00
    -------        -------         -------        -------        -------

      0.031          0.030           0.031          0.012          0.026
    -------        -------         -------        -------        -------
      0.031          0.030           0.031          0.012          0.026
    -------        -------         -------        -------        -------

     (0.031)        (0.030)         (0.031)        (0.012)        (0.026)
    -------        -------         -------        -------        -------
     (0.031)        (0.030)         (0.031)        (0.012)        (0.026)
    -------        -------         -------        -------        -------
    $  1.00        $  1.00         $  1.00        $  1.00        $  1.00
    =======        =======         =======        =======        =======
       3.13%          3.04%           3.16%          1.19%          2.59%
    =======        =======         =======        =======        =======

    $20,397        $22,951         $25,594        $23,430        $30,884
       0.54%          0.53%           0.53%          0.54%(c)       0.55%
       3.08%          3.01%           3.14%          3.51%(c)       2.54%

       0.54%          0.53%           0.55%          0.59%(c)       0.60%

See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                                  A Shares
                                                    -----------------------------------------------------------------------
                                                    Year           Year            Year           Period         Year
                                                    Ended          Ended           Ended          Ended          Ended
                                                    6/30/98        6/30/97         6/30/96        6/30/95(d)     2/28/95(e)
                                                    -------        -------         -------        ----------     ----------

Net asset value, beginning of period  ...........   $  1.00        $  1.00         $  1.00        $  1.00        $  1.00
                                                    -------        -------         -------        -------        -------
Income from investment operations:
Net investment income  ..........................     0.047          0.046           0.047          0.017          0.037
                                                    -------        -------         -------        -------        -------
Total from investment operations  ...............     0.047          0.046           0.047          0.017          0.037
                                                    -------        -------         -------        -------        -------
Less distributions:
Dividends from net investment income  ...........    (0.047)        (0.046)         (0.047)        (0.017)        (0.037)
                                                    -------        -------         -------        -------        -------
Total distributions  ............................    (0.047)        (0.046)         (0.047)        (0.017)        (0.037)
                                                    -------        -------         -------        -------        -------
Net asset value, end of period  .................   $  1.00        $  1.00         $  1.00        $  1.00        $  1.00
                                                    =======        =======         =======        =======        =======
Total return (b)  ...............................      4.76%          4.66%           4.77%          1.72%          3.72%
                                                    =======        =======         =======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $ 8,646        $ 5,319         $ 1,620        $ 1,117        $ 3,815
Ratio of operating expenses to average net
  assets  .......................................      0.82%          0.79%           0.79%          0.80%(c)       0.80%
Ratio of net investment income to average net
  assets  .......................................      4.67%          4.54%           4.64%          5.13%(c)       3.63%
Ratio of operating expenses to average net
  assets without waivers  .......................      0.82%          0.79%           0.81%          0.85%(c)       0.85%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

                                  Y Shares
    -----------------------------------------------------------------------
    Year           Year            Year           Period         Year
    Ended          Ended           Ended          Ended          Ended
    6/30/98        6/30/97         6/30/96        6/30/95(d)     2/28/95(e)
    -------        -------         -------        ----------     ----------

    $  1.00        $   1.00        $   1.00       $   1.00       $   1.00
    -------        --------        --------       --------       --------

      0.049           0.048           0.049          0.018          0.039
    -------        --------        --------       --------       --------
      0.049           0.048           0.049          0.018          0.039
    -------        --------        --------       --------       --------

     (0.049)         (0.048)         (0.049)        (0.018)        (0.039)
    -------        --------        --------       --------       --------
     (0.049)         (0.048)         (0.049)        (0.018)        (0.039)
    -------        --------        --------       --------       --------
    $  1.00        $   1.00        $   1.00       $   1.00       $   1.00
    =======        ========        ========       ========       ========
       5.00%           4.91%           5.02%          1.80%          4.01%
    =======        ========        ========       ========       ========

    $37,437        $233,549        $309,873       $231,055       $240,590
       0.57%           0.54%           0.54%          0.55%(c)       0.55%
       4.92%           4.79%           4.89%          5.38%(c)       3.88%

       0.57%           0.54%           0.56%          0.60%(c)       0.60%

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

The Munder Funds
Notes To Financial Statements, June 30, 1998
-----------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end investment company and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 26 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund," and collectively, the "Munder Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.


                  MFI:
                  Income Funds
                  Munder International Bond Fund
                  Munder Short Term Treasury Fund

                  Money Market Fund
                  Munder Money Market Fund

                  MFT:
                  Income Funds
                  Munder Bond Fund
                  Munder Intermediate Bond Fund
                  Munder U.S. Government Income Fund
                  Munder Michigan Triple Tax-Free Bond Fund
                  Munder Tax-Free Bond Fund
                  Munder Tax-Free Intermediate Bond Fund

                  Money Market Funds
                  Munder Cash Investment Fund
                  Munder Tax-Free Money Market Fund
                  Munder U.S. Treasury Money Market Fund



      The Income Funds (with the exception of the Munder Short Term Treasury Fund and the Munder Tax-Free Intermediate Bond Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Short Term Treasury Fund offers two classes of shares -- Class K and Class Y Shares. The Munder Tax-Free Intermediate Bond Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of Shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Munder Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, except for the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Triple Tax-Free Bond Fund and Munder International Bond Fund, which are classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the advisor, under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Debt securities in the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: The Munder International Bond Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Bond Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to the fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Options: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to purchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Munder Funds' investment advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% (33-1/3% for Munder Money Market Fund) of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received, or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly) and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      As determined at June 30, 1998, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Administrator, Custodian, and Other Related Party Transactions

      Munder Capital Management (the "Advisor"), serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                        Fees on Average
                                                        Daily Net Assets
                                                        ----------------
The Income Funds (excluding Munder Short Term
  Treasury Fund) ....................................         0.50%
Munder Short Term Treasury Fund .....................         0.25%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................         0.35%
Munder Money Market Fund ............................         0.40%

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. The Funds have received an order from the Securities and Exchange Commission allowing the Funds to escrow advisory fees payable to the Advisor until a shareholder vote for the consideration of new advisory contracts can be taken. This vote is expected to occur in November 1998.

      The Advisor voluntarily reimbursed expenses for the year ended June 30, 1998, for the following Fund:

                         Fund                           Expenses Reimbursed
                         ----                           -------------------
Munder Short Term Treasury Fund .....................         $62,711


      Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Prior to November 1, 1997, Comerica provided custodian services and received fees, as compensation for its services, based on the aggregate average daily net assets of the Fund and certain other investment portfolios advised by the Advisor for which Comerica provided services. These fees were computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. After November 1, 1997, no compensation was paid to Comerica for its services as custodian to the Fund. Comerica earned $359,952 for its custodian and shareholder services to the Funds for the year ended June 30, 1998.

      Each Trustee of MFT and each Director of MFI is paid an aggregate fee consisting of a $30,000 annual retainer per year for services in such capacity plus $2,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor or Comerica, received any compensation from MFI or MFT.

3. Shareholder Distribution and Service Plans

      The Munder Funds have adopted Services and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing

Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the year ended June 30, 1998, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans were as follows:

                                                          Class A      Class B      Class C       Class K
                                                          Shares       Shares       Shares        Shares
                                                        12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                                        ----------   ----------   ----------   ------------
The Income Funds ....................................      0.25%        1.00%        1.00%         0.25%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................      0.25%         N/A          N/A          0.15%
Munder Money Market Fund ............................      0.25%        1.00%        1.00%          N/A


4. Securities Transactions

      For the year ended June 30, 1998, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Bond Fund ....................................      $ 276,319,788        $192,833,454
Munder Intermediate Bond Fund .......................       546,932,776          388,771,650
Munder International Bond Fund ......................        40,217,175           38,453,893
Munder U.S. Government Income Fund ..................         4,500,000           21,588,069
Munder Michigan Triple Tax-Free Bond Fund ...........        30,570,617           17,505,859
Munder Tax-Free Bond Fund ...........................       121,967,928          125,370,285
Munder Tax-Free Intermediate Bond Fund ..............        95,480,657           81,980,836


      For the year ended June 30, 1998, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Bond Fund ....................................      $ 304,447,310        $ 277,523,009
Munder Intermediate Bond Fund .......................        597,386,476          650,980,628
Munder U.S. Government Income Fund ..................        269,409,602          205,062,119
Munder Short Term Treasury Fund .....................         52,540,390           64,325,899

      At June 30, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                     Tax Basis      Tax Basis
                                                    Unrealized     Unrealized
                                                   Appreciation   Depreciation
                                                   ------------   ------------
Munder Bond Fund ...............................    $ 2,417,197        --
Munder Intermediate Bond Fund ..................      5,115,906    $1,807,131
Munder International Bond Fund .................        295,901     2,082,543
Munder U.S. Government Income Fund .............      8,396,271       411,031
Munder Michigan Triple Tax-Free Bond Fund ......      2,037,603        55,530
Munder Tax-Free Bond Fund ......................     10,820,313       237,875
Munder Tax-Free Intermediate Bond Fund .........      8,416,258        15,118
Munder Short Term Treasury .....................         98,656        16,142


5. Geographic Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Triple Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying the Funds' shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Capital Loss Carryforwards

      As determined at June 30, 1998, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                           Expiring   Expiring   Expiring   Expiring    Expiring      Expiring
                  Fund                       1999       2000       2001       2002        2003          2005
                  ----                     --------   --------   --------   --------    --------      ---------
Munder Bond Fund  ......................       --         --         --         --          --      $   768,438
Munder Intermediate Bond Fund  .........       --         --         --         --     $8,558,139    11,240,318
Munder Cash Investment Fund  ...........    $ 3,301    $ 1,650       --         --          --           --
Munder Tax-Free Money Market Fund  .....     11,012     57,257    $39,684    $15,088       12,291        --

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund (nine of the portfolios constituting The Munder Funds Trust), and the Munder International Bond Fund, Munder Short Term Treasury Fund and Munder Money Market Fund (three of the portfolios constituting The Munder Funds, Inc.) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein (except for the financial highlights of the Munder Money Market Fund for the year ended December 31, 1994). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 of the Munder Money Market Fund were audited by other auditors whose report dated February 14, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust and The Munder Funds, Inc. at June 30, 1998, the results of their operations for the year then ended, and changes in their net assets and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
August 14, 1998

The Munder Funds
Tax Information, June 30, 1998 (Unaudited)

The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 1998, were as follows:

Munder Bond Fund:
  Federal Home Loan Mortgage Corporation ............    0.7%
  Federal National Mortgage Association .............    9.9%
  Government Agency Debentures ......................    1.8%
  Government National Mortgage Association ..........    4.0%
  U.S. Treasury Bond ................................   10.7%
  U.S. Treasury Notes ...............................    9.9%

Munder Intermediate Bond Fund:
  Federal Home Loan Mortgage Corporation ............    2.8%
  Federal National Mortgage Association .............    9.6%
  Government Agency Debentures ......................   18.5%
  Government National Mortgage Association ..........    2.1%
  Small Business Administration .....................    0.5%
  U.S. Treasury Notes ...............................   17.1%

Munder U.S. Government Income Fund:
  Federal Home Loan Mortgage Corporation ............   42.5%
  Federal Housing Authority/Veterans Administration .    0.3%
  Federal National Mortgage Association .............   35.9%
  Government National Mortgage Association ..........    4.8%
  Small Business Administration .....................    0.2%
  U.S. Treasury Bonds ...............................    9.4%
  U.S. Treasury Notes ...............................    1.9%

Munder Short Term Treasury:
  U.S. Treasury Notes ...............................   95.5%

Munder U.S. Treasury Money Market Fund:
  U.S. Treasury Bills ...............................   28.6%
  U.S. Treasury Notes ...............................   22.9%


Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Triple Tax-Free Bond Fund ...........    98.8%
Munder Tax-Free Bond Fund ...........................    99.3%
Munder Tax-Free Intermediate Bond Fund ..............   100.0%
Munder Tax-Free Money Market Fund ...................   100.0%

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

ANNINCABCY98

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                            (OUTSIDE FRONT COVER)

                                                   CLASS K SHARES

                                                           Annual
                                                           Report


[ LOGO ]

                                                    JUNE 30, 1998
Investments
  for all seasons


                                          THE MUNDER EQUITY FUNDS
                                              Accelerating Growth
                                                         Balanced
                                                  Growth & Income
                                                        Index 500
                                             International Equity
                                                 Micro-Cap Equity
                                                   Mid-Cap Growth
                                              Multi-Season Growth
                                    Real Estate Equity Investment
                                                  Small-Cap Value
                                             Small Company Growth
                                                            Value

                                     THE MUNDER FRAMLINGTON FUNDS
                                     Framlington Emerging Markets
                                           Framlington Healthcare
                                 Framlington International Growth

                                          THE MUNDER INCOME FUNDS
                                                             Bond
                                                Intermediate Bond
                                               International Bond
                                           U.S. Government Income
                                    Michigan Triple Tax-Free Bond
                                                    Tax-Free Bond
                                       Tax-Free Intermediate Bond
                                              Short Term Treasury

                                    THE MUNDER MONEY MARKET FUNDS
                                                  Cash Investment
                                            Tax-Free Money Market
                                       U.S. Treasury Money Market

                                                (INSIDE FRONT COVER)

                                                "In our continuing
                                                efforts to address the
                                                investment needs and
                                                asset allocation objectives
                                                of our shareholders, we
                                                have added two new
                                                funds to the Munder
                                                Family of Funds..."


The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     We are pleased to present The Munder Funds 1998 annual report. In this report you will find information detailing each Fund's portfolio holdings and performance.

     In our continuing efforts to address the investment needs and asset allocation objectives of our shareholders, we have added two new funds to the Munder Family of Funds: the Munder Framlington Global Financial Services Fund and the Munder Growth Opportunities Fund. The Global Financial Services Fund provides investors with an opportunity to gain exposure to the dynamic financial services sector by taking advantage of the continuing consolidation of financial services companies in the U.S. market, as well as emergence of similar trends globally. The Growth Opportunities Fund is designed to bring our Growth at a Reasonable Price, or GARP, discipline to a fund investing in the mid-cap part of the market.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Funds.



     Very truly yours,

     /s/ Lee Munder
     --------------
     Lee Munder, President

Table of
  Contents
------------------------------------------------------------------------------

EQUITY FUNDS OVERVIEW
            iv     Munder Accelerating Growth Fund
            v      Munder Balanced Fund
            v      Munder Growth & Income Fund
            v      Munder Index 500 Fund
            vi     Munder International Equity Fund
            vi     Munder Micro-Cap Equity Fund
            vi     Munder Mid-Cap Growth Fund
            vii    Munder Multi-Season Growth Fund
            vii    Munder Real Estate Equity Investment Fund
            viii   Munder Small-Cap Value Fund
            viii   Munder Small Company Growth Fund
            viii   Munder Value Fund
            ix     Munder Framlington Emerging Markets Fund
            ix     Munder Framlington Healthcare Fund
            ix     Munder Framlington International Growth Fund
FIXED INCOME FUNDS OVERVIEW
            x      Munder Bond Fund
            xi     Munder Intermediate Bond Fund
            xi     Munder International Bond Fund
            xi     Munder U.S. Government Income Fund
            xii    Munder Michigan Triple Tax-Free Bond Fund
            xii    Munder Tax-Free Bond Fund
            xiii   Munder Tax-Free Intermediate Bond Fund
            xiii   Munder Short Term Treasury Fund
            xv     Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS --
                   Equity Funds:
            1      Munder Accelerating Growth Fund
            3      Munder Balanced Fund
            8      Munder Growth & Income Fund
            10     Munder Index 500 Fund
            20     Munder International Equity Fund
            34     Munder Micro-Cap Equity Fund
            37     Munder Mid-Cap Growth Fund
            39     Munder Multi-Season Growth Fund
            41     Munder Real Estate Equity Investment Fund
            43     Munder Small-Cap Value Fund
            46     Munder Small Company Growth Fund
            49     Munder Value Fund
            51     Munder Framlington Emerging Markets Fund
            56     Munder Framlington Healthcare Fund
            59     Munder Framlington International Growth Fund

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

                  Income Funds:
            63    Munder Bond Fund
            66    Munder Intermediate Bond Fund
            69    Munder International Bond Fund
            72    Munder U.S. Government Income Fund
            75    Munder Michigan Triple Tax-Free Bond Fund
            80    Munder Tax-Free Bond Fund
            86    Munder Tax-Free Intermediate Bond Fund
            94    Munder Short Term Treasury Fund
                  Money Market Funds:
            95    Munder Cash Investment Fund
            97    Munder Money Market Fund
            99    Munder Tax-Free Money Market Fund
            109   Munder U.S. Treasury Money Market Fund
            110   Financial Statements
            151   Financial Highlights
            177   Notes to Financial Statements
                  Report of Ernst & Young LLP, Independent Auditors


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Management's Discussion of
  Fund Performance
---------------------------------------------------------------------------

The Investment Environment

      The pattern of solid economic growth and low inflation that has been characteristic of the past several years continued during the Funds' fiscal year which ended June 30, 1998. Growth, however, appears to have slowed during the second quarter of 1998. The National Association of Purchasing Managers' Survey, an indicator of the pace of industrial activity, fell during the quarter. For the first time in several months, the Index, at 49.6 for June, was below a level of 50. Any reading less than 50 implies a contraction in the manufacturing sector.

      While some of the slowing in industrial activity may be due to the strike at General Motors, the primary reason for a reduction in the pace of economic growth appears to be the fall off in foreign demand stemming from the weakness in Southeast Asia. Surprisingly, first quarter economic growth was over 5% considering there were significant declines in U.S. exports to Korea (-82% at an annual rate) and Japan (-27% at an annual rate.) There will undoubtedly be additional reductions in exports to the troubled Southeast Asian countries, as well as some acceleration in imports from that region. However, we believe that it is unlikely that the fallout from Southeast Asia will be powerful enough to derail the U.S. expansion.

      The reason for optimism is that domestic demand is likely to continue to be more than robust enough to offset the declines in foreign demand. The U.S. consumer is still benefiting from rising wages, low inflation and relatively low interest rates. Consumer spending accounts for close to 67% of U.S. economic activity. This compares to exports, which account for a much smaller 13% of economic activity.

      Even with solid economic growth during the first half of 1998, inflation remained subdued. As of June 1998, the Consumer Price Index was up only 1.68% from year-ago levels. This continued moderation in inflation, along with the weakness in Southeast Asian economies and financial markets, reduces the probability that the Federal Reserve will feel the need to hike interest rates in the near term, despite significant public discussion of this topic by various Federal Reserve Governors.

The Stock Market

      The stock market, as measured by the S&P 500 Index, was up by 30.16% for the year ended June 30, 1998. From the first quarter of 1995 through June 30, 1998, the S&P 500 Index has registered fourteen consecutive positive quarters. Measuring from 1928, this surpasses the record of eleven sequential positive quarters that occurred from the third quarter of 1962 through the first quarter of 1965.

      The strength in the S&P 500 Index, however, conceals many of the cross-currents that were present in the stock market during the second quarter. The commonly reported S&P 500 Index is calculated on a capitalization-weighted basis. This means that the largest of the 500 companies in the Index have the greatest influence on its return. In fact, the largest 100 companies in the S&P 500 universe, with capitalizations of $21 billion or more, had a 66.6% weighting in the calculation of the Index's return for the second quarter of 1998. The smallest 100 companies in the S&P 500 universe, ranging in size from $500 million to $3.3 billion, had a 2.4% weight. In fact, in reviewing the companies that had the largest impact on the return of the S&P 500 Index, the largest 20 companies accounted for 68% of the total return of the S&P 500 Index during the second quarter.

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      The narrowness of the returns in the stock market are even more apparent when one looks at some of the other indices. For example, the S&P 500 Index gained 3.30% for the quarter ended June 30, 1998, the S&P 400 Mid-Cap Index returned -2.14% for the quarter, and the S&P 600 Small-Cap Index generated an even weaker -4.45%.

      A large part of the explanation for the positive performance of equities is the continuation of large and positive money flows into equity mutual funds. These flows include foreign money that is being directed toward the U.S. equity market. This money flows first toward stocks that are believed to be most liquid and that has helped to boost the performance of the largest capitalization stocks. It is interesting to note that, at the end of the second quarter of 1998, flows into equity mutual funds in general were 27% higher than year-ago levels, while flows into small company and aggressive stock funds were 20% behind the year-ago pace.

      In addition to money flows, the overall investment environment has other favorable characteristics: relatively positive corporate earnings, continuing economic growth and low inflation. As valuations climb, however, the impact of negative news on stock prices will be amplified. Volatility will undoubtedly be a key characteristic of the stock market during the remainder of the year.

      [The performance data contained in the following commentary are based on the K class of shares.]

MUNDER ACCELERATING GROWTH FUND

Fund Manager: The Munder Accelerating Fund Committee

      The Fund earned a return of 13.16% for the year ended June 30, 1998, relative to the 25.38% average return for the Lipper universe of growth stock mutual funds. The Fund's energy holdings were weak due to declines in oil prices and this had a negative impact on the Fund's return. The Fund's REIT holdings also performed poorly, despite continued strength in their fundamentals.

      Positive factors included the Fund's telecommunication equipment holdings, which continue to perform well and are benefiting from deregulation. Two of the Fund's telecommunication services names, CenturyTel and WorldCom, generated strong returns due to acquisitions made by the companies. Finally, several retail holdings aided returns due to continued strength in consumer spending. The Fund remains focused on holdings that are expected to generate strong earnings growth even in an environment of an overall slowdown in profits.

      In general, the Fund invests in companies that are growing at accelerating rates, and it is these companies that have been most susceptible to the weakness resulting from the Asian crisis. In fact, we have reviewed this Fund continuously over the last several years and believe that the ability to capitalize on market inefficiencies that allowed many "momentum" funds to prosper is over. The Board of Directors of The Munder Funds has approved a proposal to reorganize this Fund into the Multi-Season Growth Fund. Shareholder's of this fund will be asked to vote on the proposal and if approved the reorganization will take place at the end of November.


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
MUNDER BALANCED FUND

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 15.86% for the year ended 1998, relative to the 17.57% average return for the Lipper universe of balanced mutual funds.

      The Fund has historically been managed with approximately 40% of the assets in the style of the Multi-Season Growth Fund, 20% in the style of the Accelerating Growth Fund, and the remaining 40% in fixed income securities. Gradually the equity portion of the fund has been shifted toward the Multi-Season Growth Fund style. This will continue since the Accelerating Growth Fund is planned to reorganize into the Multi-Season Growth Fund later this year pending shareholder approval. We also expect that the equity portion of this Fund will broaden over time to include exposure to our Value and Small-Cap styles.

      By shifting away from the Accelerating style and the broadening of the portfolio of this Fund will improve its relative and absolute performance.

MUNDER GROWTH & INCOME FUND

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 23.00% for the year ended June 30, 1998, relative to the 20.94% average return for the Lipper universe of equity income mutual funds.

      This Fund differs from most equity income funds in that a part of its goal includes obtaining an income yield greater than the S&P 500 Index. As a result, this Fund tends to underperform the S&P 500 Index when growth is in favor, but performs well in more uncertain markets as we have seen over the last year. We believe that dividend income accounts for a significant amount of the return of the S&P 500 Index. Given the Fund's yield target, the Fund tends to own a number of higher dividend-paying stocks, including utilities, REITs and financial stocks. As a result, the market's view on interest rates also tends to impact the Fund's performance.

MUNDER INDEX 500 FUND

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 29.42% for the year ended 1998, compared to the 29.39% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. The Fund has earned average or above-average returns for the three-month, six-month, and one-year time periods ended June 30, 1998.

      The S&P 500 Index earned an average return of 30.16% for the year ended June 30, 1998. This far outpaced the smaller-cap segment of the stock market, with the S&P 400 Mid-Cap Index earning a return of 27.15% and the S&P 600 Small-Cap Index earning a return of 19.46%. The best performing sectors of the S&P 500 universe for the quarter included technology, healthcare, and consumer cyclicals.

      The Fund continues to pay careful attention to the weight of each of its 500 holdings relative to the weights of the 500 stocks in the S&P 500 universe. This helps the Fund to meet its objective of tracking the total return of the S&P 500 Index. Cash flows are invested promptly to minimize their impact on the overall return of the Fund.

MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of 4.24% for the year ended June 30, 1998, relative to the 2.83% return for the FT/S&P Actuaries World ex-U.S. Index and the 8.19% average return for the Lipper universe of international equity mutual funds. The Fund also earned above-average returns for the one-month time period ended June 30, 1998. It has outperformed the FT World ex-U.S. Index for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ended June 30, 1998.

      The Fund remains highly diversified, holding 770 stocks representing 45 countries as of June 30, 1998. The Fund invests in a broadly diversified group of foreign securities, represented primarily by American Depositary Receipts (ADR's) listed on the U.S. markets. Approximately 87% of the Fund is held in ADR's, while the remainder is in direct investments in other international companies. We believe that this gives investors the best of the all worlds: quality trading on U.S. exchanges, U.S. liquidity, more demanding accounting and governmental standards that are necessary to list securities for trading in the U.S., and very broad diversification across the world, without many of the costs of international investing. We consider this Fund to be more similar to an international index fund than many of our competitors' funds. We don't make the kind of bets on countries or regions which have the tendency to increase volatility and costly turnover. The ADR portion of the portfolio gives the Fund broad exposure, while the active portion focuses on countries and companies positioned to benefit from strong economic growth.

      The strength of the dollar negatively impacted the portfolio by 0.95% in June and has reduced performance by approximately 1.5% since the beginning of 1998 and approximately 5.5% for fiscal year ended June 30, 1998. We believe that investors look for total international exposure, including currency, therefore currency hedging is not part of our strategy, as we believe that the effect currency fluctuations evens out over time.

MUNDER MICRO-CAP EQUITY FUND

Fund Manager: The Munder Micro-Cap Fund Committee

      The Fund earned a return of 37.90% for the year ended June 30, 1998, relative to the 23.94% average return for the Lipper universe of micro-cap mutual funds. The Fund, which began operation in December, 1996, has earned an above-average return for the one-year period ended June 30, 1998.

      Even though the Fund's performance continues to be above the average of its peer group, and above the S&P 500 Index for the same time period, we have seen some pullback in the second quarter of 1998, as most small-cap funds experienced with continued concerns about the impact of Asia on the U.S. economy. Continued low inflation and low interest rates generally are positives for these small companies, especially those in the early growth stages. We continue to monitor economic conditions and the impact of overseas markets to identify buying or selling opportunities.

MUNDER MID-CAP GROWTH FUND

Fund Manager: The Munder Mid-Cap Fund Committee

      The Fund exhibited a 4.85% return for the year ended June 30, 1998, relative to the 22.22% average return for the Lipper universe of mid-cap mutual funds. Although the performance of the Fund lagged for the year as a whole, returns for June were slightly ahead of the S&P 400 Mid- Cap Index.


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
      The market continues to favor the largest capitalization stocks in the S&P 500 universe. We believe that there are very compelling values within the mid-cap universe where higher growth rates can be found at lower valuations than is the case in the larger-cap universes. The flow of funds from global investors continues to be directed toward large-cap S&P 500 names, however, and this has helped to boost the performance of large-cap stocks.

      This Fund has been in existence for almost 3 years and its assets remain below $50 million. As a result, it is expensive to operate and difficult to obtain the economies of scale for executing trades in the market. As a result, the Board of Directors of The Munder Funds decided in August, 1998 to close this Fund effective September 15, 1998.

MUNDER MULTI-SEASON GROWTH FUND

Fund Managers: Leonard J. Barr II, CFA and Lee Munder, CFA

      The Fund generated a return of 25.05% for the year ended June 30, 1998, relative to 25.38% average return for the Lipper universe of growth stock mutual funds. The Fund has earned above- average returns for the nine-month, two-year and three-year time periods ended June 30, 1998.

      While the S&P 500 Index returned 3.30% on a capitalization-weighted basis (as it is typically reported), the S&P 500 earned -1.11% for the second quarter of 1998 on an equal-weighted basis. This helps to illustrate that it is primarily the largest capitalization stocks in the S&P 500 (and in the stock market as a whole) that have been doing well. To outperform the S&P 500 and large-cap growth managers, a fund would have to be concentrated in the largest companies only, be significantly overweighted in technology and consumer cyclical stocks and avoid all earnings disappointments. Any disappointing news, except when it involves the very largest companies, is being dealt with severely by investors.

      This environment, with top performance concentrated in the largest cap stocks and in a handful of sectors, has been a difficult one for the Multi-Season Growth Fund, which is a diversified and equally-weighted portfolio of high quality stocks with consistent growth and reasonable valuations. The best performing sectors in the Fund during the second quarter of 1998 were telecommunications (Century Telephone up by 13% and WorldCom up by 12%) and technology (Cisco Systems up by 35% and BMC Software up by 24%). Weaker sectors included energy and services.

      As of June 30, 1998, the Fund's estimated earnings growth over the 12 month period was 16% relative to 7% for the S&P 500 Index universe of stocks. We remain confident that the attractive characteristics of the Fund versus the S&P 500 Index will eventually be rewarded by investors, regardless of the size of the companies represented in the Fund.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Manager: Peter K. Hoglund, CFA

      The Fund generated a return of 8.92% for the year ended June 30, 1998, relative to the 8.05% return for the NAREIT Index (equity only) and the 9.04% average return for the Lipper universe of real estate mutual funds. The Fund has earned above-average returns relative to the Lipper universe for the one-month, three-month, and two-year time periods ended June 30, 1998. It has outperformed the NAREIT Index for the one-year period.

      While still displaying negative returns for much of 1998, the REIT market was beginning to show positive signs by the end of June 1998. A mini-rally during the last two weeks in June was led by the higher quality, larger names in the Fund. The fundamentals of the Fund's holdings continue


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

to be strong and look especially compelling when compared to both their peers and the broad market. The over-sold condition of REITs, which occurred during the first six months of 1998, was disappointing. Nonetheless, we believe that it has positioned the Fund to perform well, on both an absolute and relative basis, as the REIT market improves.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund earned a return of 24.53% for the year ended June 30, 1998, relative to the 16.50% return for the Russell 2000 Index, the 19.89% return for the Russell 2000 Value Index and the 17.63% average return for the Lipper universe of small-cap mutual funds. The Fund, which began operation in December 1996, has earned above-average returns for the one-month and one-year time periods ended June 30, 1998.

      Among the Fund's holdings, the strongest relative performance came from utilities, financials and consumer staples. Utilities were boosted by holdings that gained from anticipation of consolidation in the cable industry. Financial holdings benefited from general market strength and from good stock selection. Returns among consumer staples stocks were led by food-related holdings. Weaker sectors of the Fund included technology, materials and processing, and producer durables.

MUNDER SMALL COMPANY GROWTH FUND

Fund Managers: Carl P. Wilk and Michael Gura, CFA

      The Fund generated a return of 12.36% for the year ended June 30, 1998, compared to the 13.19% return for the Russell 2000 Growth Index and the 17.63% average return for the Lipper universe of small cap mutual funds. The Fund has earned above-average returns for the two-year, three-year, five-year and ten-year time periods ended June 30, 1998.

      Especially in the first half of 1998, the focus on the stock market was large-cap names. Our discipline for this Fund is truly small-cap and our median market cap is less than that of the Russell 2000. This focus on large-cap names and not small-cap hurt the performance of the Fund. The sectors where the biggest impact was felt were energy, healthcare, and select technology sectors. However, performance in sectors which helped the performance of the Fund were consumer cyclicals and finance. In the second half of 1997, fears of an economic slowdown because of the Asian crisis affected several of our technology securities, especially in the wireless equipment areas.

MUNDER VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund exhibited a return of 25.84% for the year ended June 30, 1998, relative to the 22.86% return for the Lipper universe of growth & income funds. (There is no Lipper universe representing value funds. The growth & income universe is the closest universe to the Fund in terms of investment characteristics.) The Fund has earned above-average returns for the one-year and two-year time periods ended June 30, 1998.

      In an environment where large-cap stocks have significantly outperformed smaller cap stocks, the lower capitalization stocks held in the Fund proved to be a negative for performance. The best gains in the Fund came from healthcare and technology, two of the top performing S&P 500 sectors for the quarter. Even though the Fund was underweighted in these sectors, good stock selection coupled with robust market performance created strong gains from the Fund's holdings in both areas. Weaker performance came from two of the largest sectors in the portfolio. Financials


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

underperformed due to the continuing weakness in REITs. Consumer cyclicals also showed relatively weak performance, largely because of weakness in the auto industry from both the General Motors strike and from reduced demand coming from Southeast Asian customers.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

      The Fund earned a return of -28.34% for the year ended June 30, 1998, relative to the -39.08% return for the MSCI Emerging Markets Free Index and the -31.87% return for the Lipper universe of emerging markets mutual funds. The Fund, which began operation in December 1996, has earned above-average returns for the three-month and one-year time periods ended June 30, 1998.

      The Fund's goal for most of 1998 has been to seek "safe haven" markets whose economies have relatively little debt, in particular debt which is denominated in U.S. dollars. The sentiment toward emerging markets has become so poor, however, that it appears that investors are no longer distinguishing between the problem economies and those that are healthy. As a result, many of the Fund's investments have fallen in value without any deterioration in their outlook. We believe that in some stock markets, such as China and Mexico, the extent of the decline is not justified by fundamentals, creating good value for investors. The Fund continues to focus on regions with favorable economic and political climates while avoiding the stock markets of Southeast Asia.

MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated a 8.45% return for the year ended June 30, 1998, compared to the 17.97% average return for the Lipper universe of health/ biotechnology mutual funds. The small and mid capitalization healthcare stocks held in the Fund remained out of favor with investors, again underperforming larger company drug stocks. This fund is characterized by 80.80% of its holdings comprised of companies with a market capitalization below $2 billion rather than on the giants of the healthcare industry. The growth rates of the stocks in the Fund remain strong, with little threat posed to them by a softening of the economy. In addition, their valuations remain reasonable. The restraint on many of these Fund holdings continues to be poor sentiment. We believe that the underlying earnings growth and current valuations argue for strong relative outperformance when these stocks come back into favor.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of 5.60% for the year ended June 30, 1998, relative to the 6.38% return for the Morgan Stanley EAFE Index and the 8.19% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the one-month, three-month and six-month time periods ended June 30, 1998.

      The key theme of corporate restructuring remains intact in Europe and, although valuations are high in some countries, the European economies are looking increasingly attractive. In addition, the flow of funds into European stock markets has continued to increase. The Fund is still overweighted in Europe compared to the Morgan Stanley EAFE Index. It is also underweighted in Japan where the economy and companies' earnings have been disappointing for an extended period of time.

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The Bond Market

      Interest rates fell modestly during the second quarter and the gap between yields on shorter- term and longer-term securities narrowed. This was due to the fact that the decline in longer-term rates was greater than the decline in shorter-term rates. At the end of June 1998, there was little difference in yield from two-year notes through ten-year notes, with most maturities providing a yield just under 5.5%. Thirty-year Treasury bonds offered a yield of just over 5.6%. The Federal Funds rate is presently at 5.5%. Investors would have to anticipate a Federal Reserve easing of monetary policy for rates to fall from these levels. In fact, the market is vulnerable to an increase in rates if economic data remains strong or if inflation begins to rise.

      For the year ended June 30, 1998, the broad bond market provided a return of 10.5% and the intermediate segment of the market provided a return of 8.5%. Government securities were the best performing asset class. Heavy corporate supply, coupled with continuing unrest in the Far East and volatility in the domestic stock market, contributed to relatively poor performance for corporate bonds. Lower interest rates and faster than expected mortgage pre-payments (a response to lower interest rates) contributed to the relatively poor performance of mortgage-related bonds.

      During the second quarter of 1998, we slightly decreased the weighting in mortgage-backed securities, as robust performance earlier in the year provided an opportunity to scale back positions at attractive prices. Going forward, we plan to maintain our mortgage weighting and to slightly increase our corporate weighting, while maintaining the focus on very high quality securities.

      [Please note: In some of the following commentary, the Munder bond funds are compared to various indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the various indices are not actively managed funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 10.57% return for the year ended June 30, 1998, compared to the 11.28% return for the Lehman Government/Corporate Bond Index and the 10.36% average return for the Lipper universe of corporate debt A rated funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, and one-year time periods ended June 30, 1998.

      The Fund benefited from a reduction in its weighting of mortgage-related securities. The performance of these securities suffered from the renewed decline in interest rates during the second quarter of 1998 and the corresponding acceleration of mortgage pre-payments. In an environment of renewed concerns over Asian markets, the high quality of the Fund also helped to boost performance.

      A key factor in the performance of the Fund for the fourth quarter of 1997 was its focus on high quality. The turmoil in the Southeast Asian financial and currency markets led to a flight to quality. Issuers paid dearly for perceived credit risk, as previously investment grade bonds issued by countries such as Korea moved to junk bond status. In this environment, the Fund's emphasis on quality was rewarded by the markets.

MUNDER INTERMEDIATE BOND FUND

Fund Managers: Anne K. Kennedy and James C. Robinson

      The Fund generated a return of 7.73% for the year ended June 30, 1998, relative to the 8.54% return for the Lehman Intermediate Government/Corporate Bond Index and a 7.20% average return for the Lipper universe of short intermediate investment grade debt funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, and two- year time periods ended June 30, 1998.

      A resurgence in concerns over Southeast Asian financial markets and currencies caused a renewed flight to quality in the fixed income markets. Given the high quality of the Fund, this was a strong positive for Fund performance. In addition, a reduction in the weighting of mortgage- related securities during the second quarter helped to boost returns.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of 0.80% for the year ended June 30, 1998, relative to the 0.88% for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 3.67% average return for the Lipper universe of international income funds. The Fund has earned above-average returns for the one-month and three-month time periods ended June 30, 1998.

      The Japanese yen fell to an eight year low against the U.S. dollar amid a relentless stream of negative reports on the Japanese economy. Coordinated intervention by the U.S. Treasury and the Bank of Japan halted the yen's free fall and calmed the currency markets but did little more. The effects of the sharp decline in the yen spilled over into the other Asian markets as well as China and Russia, resulting in further declines in their respective currency and equity markets. The major western bond markets benefited from this renewed bout of global anxiety which drove long-term interest rates to historical lows in the U.S., Germany, the U.K. and Japan.

      Although Japan was the main focus for the currency and bond market for the second quarter of 1998, its bond market return of (2.26)% for the second quarter of 1998 was eclipsed by Australia with a (4.93)% return. Declining commodity prices and renewed fears of imported deflation from the Asian economies impacted both Australia and Canada, which also had a negative bond market return for the quarter. The core European markets experienced strong positive returns, benefiting from the Asian flight to quality and the low inflation environment.

      The Fund's strong performance for the second quarter of 1998, relative to the Salomon Brothers Non-U.S. $ World Government Bond Index and its Lipper universe, was primarily due to the Fund's underweighting of the Japanese yen and the overweighting of the core European countries. The Fund continues its underweighting in the yen and its overweighting in the core European countries. In addition, the Fund is underweighting the Anglo-dollar bloc currencies.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Managers: Peter G. Root and James C. Robinson

      The Fund exhibited a return of 9.70% for the year ended June 30, 1998, relative to the 11.26% return for the Lehman Government Bond Index and the 10.17% average return for the Lipper universe of general U.S. government funds. The Fund has earned above-average returns for the six-month and two-year time periods ended June 30, 1998.


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
      The Fund's relatively heavy weighting in government guaranteed mortgage-backed securities has added yield to the Fund. This has helped the Fund to achieve its goal of generating relatively high current income and bolstered its total returns as well, relative to other managed government bond funds.

      The performance of the Fund was held back during the fourth quarter of 1997 by the weak performance of mortgage-related government securities, which had a relatively heavy weighting in the Fund for that time period. The presence of mortgage securities in the portfolio had been a positive factor during much of the previous year; however, in the fourth quarter of 1997, the significant decline in interest rates led to investors' expectations that the rate of pre-payment for mortgage-related securities would accelerate significantly. The result of faster pre-payments shortens maturities for mortgage-related securities, making them less attractive in a strong bond market environment.

MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND
MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Michigan Triple Tax-Free Bond Fund earned a return of 9.02% for the year ended June 30, 1998, relative to the 10.19% return of the Lehman Brothers 20 Year Municipal Index and the 7.97% average return for the Lipper universe of Michigan municipal debt funds. The Fund has earned above-average returns for the three-month, nine-month, one-year, two-year, and three-year time periods ended June 30, 1998.

      The Tax-Free Bond Fund earned a return of 8.43% for the year ended June 30, 1998, relative to the 7.97% return of the Lehman Brothers 20 Year Municipal Index and the 8.39% average return for the Lipper universe of general municipal debt funds. The Fund has earned an above-average return for the one-year time period ended June 30, 1998.

      The municipal yield curve became modestly steeper during the second quarter of 1998, with a widening of the gap between shorter-term and longer-term municipal yields. This was a result of a decline in short-term rates and a marginal increase in long-term rates. This slight change in yields, however, masked the volatility which occurred during the second quarter of 1998 as the market attempted to distribute a record volume of new municipal securities issuances.

      The large supply of new issues caused municipal prices, particularly those of longer-term insured bonds, to lag the rally in the taxable bond market. General obligation bonds were among the strongest of the tax-exempt bonds during the second quarter of 1998, outpacing the returns on revenue bonds. Water and sewer bonds and hospital bonds, which had been strong performers in prior quarters, lagged nearly all tax-exempt sectors during the second quarter of 1998. Longer-term and shorter-term municipal bonds simply earned their coupon during the second quarter of 1998. This was in sharp contrast to the taxable bond market where bonds showed solid price appreciation during the second quarter of 1998.

      The performance of both Funds was held back during the second quarter of 1998 by their overweighting in insured bonds. In addition, government-backed securities, on a risk-adjusted basis, underperformed other sectors of the municipal market. The Funds' heavier weighting in these quality sectors was a negative for their performance during the second quarter of 1998.

      The Michigan Triple Tax-Free Bond Fund, however, benefited from a large exposure to education-related bonds relative to other Michigan tax-exempt bond funds. This offset the negative impact of the overweighting of insured bonds and government-backed securities.

MUNDER TAX-FREE INTERMEDIATE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 5.44% for the year ended June 30, 1998, relative to the 6.51% return of the Lehman Mutual Fund Intermediate/Short Muni Index and the 6.69% average return for the Lipper universe of intermediate municipal debt funds.

      The municipal yield curve steepened during the second quarter of 1998, with a widening of the gap between short-term and long-term tax-exempt yields. This was a result of a decline in shorter-term rates. One-year notes were strong performers on a risk-adjusted basis, followed by three-year notes. The seven-year area of the maturity spectrum underperformed other intermediate- term maturities during the second quarter of 1998 after outperforming in the first quarter. There was little difference in returns, after adjusting for maturity, for five-year to fifteen-year bonds. Quality spreads (the difference in yields between higher and lower quality maturities) were unchanged for the second quarter of 1998 in the intermediate segment of the municipal market. General obligation bonds outperformed pre-refunded bonds.

      For the year ended June 30, the Fund's performance was held back by its heavy weighting in pre-refunded securities. The Fund's relatively short average maturity and its overweighting in high quality bonds also held back returns.

MUNDER SHORT TERM TREASURY FUND

Fund Manager: Sharon E. Fayolle

      The Fund exhibited a return of 5.47% for the year ended June 30, 1998, relative to the 6.42% return for the Merrill Lynch 0-3 Year Treasury Index and a 6.57% average return for the Lipper universe of short U.S. Treasury funds.

      Interest rates fell modestly during the second quarter of 1998 and the yield curve flattened, as the decline in long-term rates outpaced the decline in short-term rates. The market is presently priced higher than the Federal Funds rate of 5.5%. Investors would have to anticipate an easing by the Federal Reserve in order for rates to fall from these levels. The market, which has benefited from the continued economic instability in Asia, is vulnerable to an increase in rates if economic data remains strong or if inflation increases.

      The Fund is a defensive fund, with the goal of providing higher returns than money market funds with minimal price volatility. Its structure tends to be more defensive than the average fund in its Lipper universe. The more conservative positioning of the Fund was not a relative negative during the second quarter of 1998, given the small difference in yields between shorter-term and longer-term maturities.

             [ This Page Intentionally Left Blank ]

Hypotheticals and Total Returns
-----------------------------------------------------------------------------

The following graphs represent the performance of the Funds since inception, which includes a period of time when the Funds were managed by Munder Capital Management (approximately forty-one months) and a period of time when the Funds were managed by the predecessor. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.


Accelerating Growth Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment
                            [ Performance Chart ]


                Class K       S&P 500        Lipper Growth Funds Average
                -------       -------        ---------------------------
 11/23/92      $10,000.00         $10,000.00           $10,000.00
 11/30/92      $10,187.00         $10,000.00           $10,000.00
 12/31/92      $10,511.00         $10,123.00           $10,177.93
  1/31/93      $10,665.00         $10,207.00           $10,310.25
  2/28/93      $10,543.00         $10,346.00           $10,154.64
  3/31/93      $11,128.00         $10,564.00           $10,444.00
  4/30/93      $10,610.00         $10,309.00           $10,125.00
  5/31/93      $11,151.00         $10,584.00           $10,502.00
  6/30/93      $11,291.00         $10,615.00           $10,533.00
  7/31/93      $11,344.00         $10,572.00           $10,498.00
  8/31/93      $12,035.00         $10,973.00           $10,948.00
  9/30/93      $12,244.00         $10,888.00           $10,055.00
 10/31/93      $12,343.00         $11,114.00           $11,203.00
 11/30/93      $11,749.00         $11,008.00           $10,996.00
 12/31/93      $12,343.00         $11,141.00           $11,303.00
  1/31/94      $12,592.00         $11,519.00           $11,667.00
  2/28/94      $12,440.00         $11,207.00           $11,477.00
  3/31/94      $11,702.00         $10,719.00           $10,939.00
  4/30/94      $11,577.00         $10,856.00           $10,989.00
  5/31/94      $11,257.00         $11,034.00           $11,045.00
  6/30/94      $10,545.00         $10,764.00           $10,679.00
  7/31/94      $10,901.00         $11,117.00           $10,962.00
  8/31/94      $11,435.00         $11,572.00           $11,468.00
  9/30/94      $11,257.00         $11,289.00           $11,246.00
 10/31/94      $11,755.00         $11,542.00           $11,428.00
 11/30/94      $11,097.00         $11,122.00           $11,002.00
 12/31/94      $11,309.00         $11,287.00           $11,105.00
  1/31/95      $11,190.00         $11,580.00           $11,183.00
  2/28/95      $11,638.00         $12,030.00           $11,620.00
  3/31/95      $12,031.00         $12,385.00           $11,948.00
  4/30/95      $12,095.00         $12,749.00           $12,212.00
  5/31/95      $12,507.00         $13,258.00           $12,590.00
  6/30/95      $13,549.00         $13,565.00           $13,122.00
  7/31/95      $14,564.00         $14,015.00           $13,747.00
  8/31/95      $14,710.00         $14,050.00           $13,856.00
  9/30/95      $15,048.00         $14,643.00           $14,264.00
 10/31/95      $14,408.00         $14,590.00           $14,055.00
 11/30/95      $14,609.00         $15,230.00           $14,556.00
 12/31/95      $14,219.00         $15,523.00           $14,626.00
  1/31/96      $14,661.00         $16,051.00           $14,947.00
  2/29/96      $15,360.00         $16,201.00           $15,273.00
  3/31/96      $15,726.00         $16,356.00           $15,411.00
  4/30/96      $16,383.00         $16,597.00           $15,881.00
  5/31/96      $17,018.00         $17,023.00           $16,279.00
  6/30/96      $16,534.00         $17,090.00           $16,065.00
  7/31/96      $14,908.00         $16,335.00           $15,136.00
  8/30/96      $15,468.00         $16,680.00           $15,644.00
  9/30/96      $16,674.00         $17,618.00           $16,523.00
 10/31/96      $16,254.00         $18,104.00           $16,688.00
 11/30/96      $16,545.00         $19,471.00           $17,714.00
 12/31/96      $16,047.00         $19,085.00           $17,465.00
  1/31/97      $16,952.00         $20,277.00           $18,371.00
  2/28/97      $16,083.00         $20,436.00           $18,145.00
  3/31/97      $14,809.00         $19,598.00           $17,344.00
  4/30/97      $15,035.00         $20,767.00           $18,010.00
  5/31/97      $16,511.00         $22,037.00           $19,296.00
  6/30/97      $17,333.00         $23,016.00           $20,055.00
  7/31/97      $18,940.12         $24,848.07           $21,741.63
  8/30/97      $18,273.42         $23,456.58           $21,019.80
  9/30/97      $19,713.37         $24,742.00           $22,190.61
 10/31/97      $18,475.37         $23,915.62           $21,349.58
 11/30/97      $18,440.27         $25,022.91           $21,708.26
 12/31/97      $18,316.72         $25,453.31           $21,914.48
  1/31/98      $17,717.76         $25,735.84           $22,017.48
  2/28/98      $19,012.93         $27,591.39           $23,679.80
  3/31/98      $20,113.78         $29,004.07           $24,731.19
  4/30/98      $20,081.60         $29,297.01           $25,025.49
  5/31/98      $19,238.17         $28,793.10           $24,292.24
  6/30/98      $19,615.24         $29,962.10           $25,174.05




                    GROWTH OF A $10,000 INVESTMENT             AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------------------------      ------------------------------
           Accelerating                     Lipper Growth      One         Five     Since
           Growth Fund       S&P 500        Funds Average      Year        Years    Inception
           ------------       -------       -------------      ----        -----    ---------
Class K   $19,613.79         $29,962.10     $25,174.05         13.16%      11.68%    12.78%

---------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends.

Balanced Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                            [ Performance Chart ]


                                           60% S&P 500/40%      Lipper Balanced
            Class K       S&P 500          Lehman Gov't/Corp    Funds Average
            -------       -------          -----------------    -------------
 4/16/93   $10,000.00    $10,000.00         $10,000.00          $10,000.00
 4/30/93    $9,890.00    $10,000.00         $10,000.00          $10,157.00
 5/31/93   $10,030.00    $10,267.00         $10,158.00          $10,273.00
 6/30/93   $10,100.00    $10,297.00         $10,267.00          $10,294.00
 7/31/93   $10,092.00    $10,255.00         $10,268.00          $10,602.00
 8/31/93   $10,384.00    $10,644.00         $10,595.00          $10,638.00
 9/30/93   $10,434.00    $10,562.00         $10,561.00          $10,739.00
10/31/93   $10,475.00    $10,780.00         $10,709.00          $10,589.00
11/30/93   $10,222.00    $10,678.00         $10,600.00          $10,774.00
12/31/93   $10,516.00    $10,807.00         $10,696.00          $11,033.00
 1/31/94   $10,685.00    $11,174.00         $10,979.00          $10,822.00
 2/28/94   $10,503.00    $10,871.00         $10,704.00          $10,422.00
 3/31/94   $10,046.00    $10,398.00         $10,318.00          $10,440.00
 4/30/94    $9,990.00    $10,531.00         $10,364.00          $10,483.00
 5/31/94    $9,909.00    $10,703.00         $10,460.00          $10,291.00
 6/30/94    $9,593.00    $10,441.00         $10,294.00          $10,522.00
 7/31/94    $9,781.00    $10,784.00         $10,580.00          $10,794.00
 8/31/94   $10,067.00    $11,225.00         $10,846.00          $10,593.00
 9/30/94    $9,954.00    $10,950.00         $10,619.00          $10,650.00
10/31/94   $10,097.00    $11,196.00         $10,762.00          $10,390.00
11/30/94    $9,809.00    $10,789.00         $10,510.00          $10,489.00
12/31/94    $9,947.00    $10,949.00         $10,633.00          $10,626.00
 1/31/95    $9,999.00    $11,232.00         $10,881.00          $10,952.00
 2/28/95   $10,298.00    $11,670.00         $11,240.00          $11,149.00
 3/31/95   $10,486.00    $12,013.00         $11,474.00          $11,346.00
 4/30/95   $10,590.00    $12,367.00         $11,746.00          $11,719.00
 5/31/95   $10,932.00    $12,861.00         $12,223.00          $11,959.00
 6/30/95   $11,259.00    $13,159.00         $12,438.00          $12,240.00
 7/31/95   $11,604.00    $13,595.00         $12,682.00          $12,343.00
 8/31/95   $11,667.00    $13,629.00         $12,761.00          $12,622.00
 9/30/95   $11,968.00    $14,204.00         $13,152.00          $12,585.00
10/31/95   $11,915.00    $14,153.00         $13,190.00          $12,974.00
11/30/95   $12,262.00    $14,773.00         $13,639.00          $13,144.00
12/31/95   $12,272.00    $15,058.00         $13,881.00          $13,383.00
 1/31/96   $12,558.00    $15,570.00         $14,218.00          $13,436.00
 2/29/96   $12,695.00    $15,715.00         $14,201.00          $13,487.00
 3/31/96   $12,759.00    $15,866.00         $14,252.00          $13,631.00
 4/30/96   $12,939.00    $16,100.00         $14,360.00          $13,800.00
 5/31/96   $13,152.00    $16,514.00         $14,601.00          $13,811.00
 6/30/96   $13,193.00    $16,577.00         $14,701.00          $13,415.00
 7/31/96   $12,681.00    $15,845.00         $14,273.00          $13,663.00
 8/30/96   $12,905.00    $16,180.00         $14,462.00          $14,171.00
 9/30/96   $13,553.00    $17,090.00         $15,092.00          $14,436.00
10/31/96   $13,650.00    $17,561.00         $15,488.00          $15,098.00
11/30/96   $14,121.00    $18,887.00         $16,375.00          $14,934.00
12/31/96   $13,817.00    $18,513.00         $16,094.00          $15,366.00
 1/31/97   $14,135.00    $19,669.00         $16,794.00          $15,374.00
 2/28/97   $13,999.00    $19,824.00         $16,897.00          $14,937.00
 3/31/97   $13,493.00    $19,011.00         $16,350.00          $15,361.00
 4/30/97   $13,882.00    $20,144.00         $17,102.00          $16,047.00
 5/31/97   $14,569.00    $21,376.00         $17,888.00          $16,529.00
 6/30/97   $14,992.00    $22,326.00         $18,519.00          $16,430.00
 7/31/97   $15,912.51    $24,103.15         $19,105.68          $17,350.08
 8/30/97   $15,428.77    $22,753.37         $18,378.14          $16,897.24
 9/30/97   $16,143.12    $24,000.26         $19,097.83          $17,530.89
10/31/97   $15,923.57    $23,198.65         $18,837.33          $17,229.36
11/30/97   $16,085.99    $24,272.75         $19,400.57          $17,484.35
12/31/97   $16,250.07    $24,690.24         $19,682.26          $17,713.40
 1/31/98   $16,199.70    $24,964.30         $19,924.36          $17,823.22
 2/28/98   $16,849.30    $26,764.23         $20,770.34          $18,557.54
 3/31/98   $17,299.18    $28,134.55         $21,434.16          $19,079.00
 4/30/98   $17,311.29    $28,418.71         $21,606.92          $19,201.11
 5/31/98   $17,081.05    $27,929.91         $21,476.42          $19,007.18
 6/30/98   $17,369.72    $29,063.87         $22,087.21          $19,290.39

                    GROWTH OF A $10,000 INVESTMENT                AVERAGE ANNUAL TOTAL RETURNS
          -----------------------------------------       --------------------------------------------

                                        60% S&P 500/
                                         40% Lehman    Lipper Balanced     One     Five          Since
             Balanced Fund    S&P 500    Gov't/Corp.    Funds Average     Year    Years      Inception
             -------------    -------    -----------    -------------     ----    -----      ---------
Class K       $17,368.80   $29,063.87     $22,087.21      $19,290.39     15.86%   11.45%         11.18%



Growth & Income Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                            [ Performance Chart ]

                                            Lipper Equity Income
                  Class K         S&P 500          Funds Average
                  -------         -------   --------------------
      7/5/94   $10,000.00      $10,000.00         $10,000.00
     7/31/94   $10,090.00      $10,328.00         $10,263.00
     8/31/94   $10,190.00      $10,750.00         $10,591.00
     9/30/94   $10,130.00      $10,487.00         $10,400.00
    10/31/94   $10,154.00      $10,723.00         $10,459.00
    11/30/94    $9,902.00      $10,333.00         $10,058.00
    12/31/94    $9,944.00      $10,486.00         $10,131.00
     1/31/95   $10,239.00      $10,757.00         $10,323.00
     2/28/95   $10,594.00      $11,176.00         $10,654.00
     3/31/95   $10,796.00      $11,506.00         $10,909.00
     4/30/95   $11,052.00      $11,844.00         $11,156.00
     5/31/95   $11,442.00      $12,317.00         $11,491.00
     6/30/95   $11,502.00      $12,602.00         $11,643.00
     7/31/95   $11,657.00      $13,020.00         $11,970.00
     8/31/95   $11,709.00      $13,053.00         $12,102.00
     9/30/95   $12,221.00      $13,603.00         $12,501.00
    10/31/95   $12,242.00      $13,555.00         $12,363.00
    11/30/95   $12,825.00      $14,149.00         $12,890.00
    12/31/95   $13,321.00      $14,422.00         $13,209.00
     1/31/96   $13,648.00      $14,912.00         $13,516.00
     2/29/96   $13,606.00      $15,051.00         $13,635.00
     3/31/96   $13,750.00      $15,195.00         $13,818.00
     4/30/96   $13,633.00      $15,419.00         $13,987.00
     5/31/96   $13,782.00      $15,816.00         $14,213.00
     6/30/96   $13,914.00      $15,877.00         $14,232.00
     7/31/96   $13,445.00      $15,176.00         $13,709.00
     8/30/96   $13,765.00      $15,497.00         $14,065.00
     9/30/96   $14,322.00      $16,368.00         $14,601.00
    10/31/96   $14,740.00      $16,819.00         $14,932.00
    11/30/96   $15,577.00      $18,089.00         $15,777.00
    12/31/96   $15,433.00      $17,731.00         $15,693.00
     1/31/97   $16,000.00      $18,838.00         $16,285.00
     2/28/97   $16,325.00      $18,986.00         $16,464.00
     3/31/97   $15,884.00      $18,208.00         $15,954.00
     4/30/97   $16,350.00      $19,294.00         $16,421.00
     5/31/97   $17,188.00      $20,473.00         $17,372.00
     6/30/97   $17,826.00      $21,383.00         $18,016.00
     7/31/97   $19,113.57      $23,085.09         $19,169.02
     8/30/97   $18,375.79      $21,792.32         $18,618.87
     9/30/97   $19,393.81      $22,986.54         $19,555.40
    10/31/97   $19,147.51      $22,218.79         $18,970.70
    11/30/97   $19,653.00      $23,247.52         $19,554.99
    12/31/97   $20,376.23      $23,647.38         $20,018.45
     1/31/98   $20,488.30      $23,909.86         $20,004.43
     2/28/98   $21,420.52      $25,633.77         $21,126.68
     3/31/98   $22,564.37      $26,946.21         $22,068.93
     4/30/98   $22,340.99      $27,218.37         $22,073.35
     5/31/98   $21,963.42      $26,750.21         $21,720.17
     6/30/98   $21,923.89      $27,836.27         $21,854.84



                    GROWTH OF A $10,000 INVESTMENT          AVERAGE ANNUAL TOTAL RETURNS
          -----------------------------------------       ------------------------------

                                            Lipper Equity
                Growth &                     Income Funds      One       Since
             Income Fund       S&P 500            Average     Year   Inception
             -----------       -------      -------------     ----   ---------
Class K       $21,925.96     $27,836.27       $21,854.84     23.00%    21.75%

---------
    Please refer to the preceding and following pages for additional information on performance and index description.


                                     xvi



Index 500 Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                            [ Performance Chart ]

                                            Lipper S&P 500
              Class K           S&P 500      Funds Average
              -------           -------     --------------
 12/7/92   $10,000.00        $10,000.00         $10,000.00
12/31/92   $10,017.00        $10,122.00         $10,120.00
 1/31/93   $10,109.00        $10,207.00         $10,198.00
 2/28/93   $10,243.00        $10,346.00         $10,335.00
 3/31/93   $10,457.00        $10,564.00         $10,550.00
 4/30/93   $10,201.00        $10,309.00         $10,288.00
 5/31/93   $10,470.00        $10,584.00         $10,557.00
 6/30/93   $10,497.00        $10,615.00         $10,582.00
 7/31/93   $10,450.00        $10,572.00         $10,535.00
 8/31/93   $10,839.00        $10,972.00         $10,927.00
 9/30/93   $10,757.00        $10,888.00         $10,843.00
10/31/93   $10,980.00        $11,113.00         $11,063.00
11/30/93   $10,870.00        $11,007.00         $10,953.00
12/31/93   $10,998.00        $11,140.00         $11,082.00
 1/31/94   $11,371.00        $11,519.00         $11,451.00
 2/28/94   $11,050.00        $11,206.00         $11,132.00
 3/31/94   $10,574.00        $10,718.00         $10,646.00
 4/30/94   $10,698.00        $10,856.00         $10,782.00
 5/31/94   $10,864.00        $11,033.00         $10,953.00
 6/30/94   $10,597.00        $10,763.00         $10,682.00
 7/31/94   $10,936.00        $11,116.00         $11,028.00
 8/31/94   $11,372.00        $11,571.00         $11,472.00
 9/30/94   $11,084.00        $11,288.00         $11,189.00
10/31/94   $11,338.00        $11,542.00         $11,438.00
11/30/94   $10,928.00        $11,122.00         $11,021.00
12/31/94   $11,089.00        $11,287.00         $11,181.00
 1/31/95   $11,365.00        $11,579.00         $11,468.00
 2/28/95   $11,813.00        $12,030.00         $11,909.00
 3/31/95   $12,154.00        $12,384.00         $12,254.00
 4/30/95   $12,508.00        $12,749.00         $12,609.00
 5/31/95   $12,997.00        $13,257.00         $13,104.00
 6/30/95   $13,288.00        $13,565.00         $13,402.00
 7/31/95   $13,731.00        $14,015.00         $13,839.00
 8/31/95   $13,760.00        $14,050.00         $13,871.00
 9/30/95   $14,331.00        $14,642.00         $14,448.00
10/31/95   $14,283.00        $14,590.00         $14,396.00
11/30/95   $14,902.00        $15,230.00         $15,021.00
12/31/95   $15,187.00        $15,523.00         $15,303.00
 1/31/96   $15,697.00        $16,051.00         $15,816.00
 2/29/96   $15,809.00        $16,200.00         $15,955.00
 3/31/96   $15,961.00        $16,356.00         $16,110.00
 4/30/96   $16,197.00        $16,597.00         $16,343.00
 5/31/96   $16,597.00        $17,024.00         $16,759.00
 6/30/96   $16,660.00        $17,089.00         $16,822.00
 7/31/96   $15,928.00        $16,335.00         $16,076.00
 8/30/96   $16,248.00        $16,680.00         $16,407.00
 9/30/96   $17,154.00        $17,618.00         $17,323.00
10/31/96   $17,630.00        $18,104.00         $17,798.00
11/30/96   $18,935.00        $19,471.00         $19,130.00
12/31/96   $18,550.00        $19,085.00         $18,747.00
 1/31/97   $19,681.00        $20,277.00         $19,906.00
 2/28/97   $19,828.00        $20,436.00         $20,057.00
 3/31/97   $18,993.00        $19,598.00         $19,226.00
 4/30/97   $20,117.00        $20,767.00         $20,364.00
 5/31/97   $21,337.00        $22,037.00         $21,594.00
 6/30/97   $22,290.00        $23,016.00         $22,555.00
 7/31/97   $24,046.45        $24,848.07         $24,330.08
 8/30/97   $22,695.04        $23,456.58         $22,970.03
 9/30/97   $23,918.30        $24,742.00         $24,210.41
10/31/97   $23,117.04        $23,915.62         $23,399.36
11/30/97   $24,164.24        $25,022.91         $24,459.35
12/31/97   $24,582.28        $25,453.31         $24,865.38
 1/31/98   $24,840.40        $25,735.84         $25,136.41
 2/28/98   $26,601.58        $27,591.39         $26,928.63
 3/31/98   $27,947.62        $29,004.07         $28,288.53
 4/30/98   $28,229.89        $29,297.01         $28,560.10
 5/31/98   $27,735.87        $28,907.36         $28,057.44
 6/30/98   $28,848.08        $30,081.00         $29,185.35

                    GROWTH OF A $10,000 INVESTMENT          AVERAGE ANNUAL TOTAL RETURNS
          -----------------------------------------       ------------------------------

                                                 Lipper
             Index 500                          S&P 500      One      Five          Since
                  Fund        S&P 500     Funds Average     Year     Years      Inception
                  ----        -------     -------------     ----     -----      ---------
Class K     $28,848.08     $29,958.09        $29,183.91   29.42%    22.39%         20.96%

International Equity Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                            [ Performance Chart ]


                              FT/S&P Actuaries    Lipper International
                 Class K   World Index ex U.S.           Funds Average
                 -------   -------------------    --------------------
11/23/92      $10,000.00         $10,000.00              $10,000.00
11/30/92      $10,134.00         $10,000.00              $10,000.00
12/31/92      $10,172.00         $10,031.43              $10,132.00
 1/31/93      $10,044.00         $10,035.08              $10,172.00
 2/28/93      $10,296.00         $10,375.68              $10,412.00
 3/31/93      $10,634.00         $11,294.40              $11,013.00
 4/30/93      $10,847.00         $12,340.30              $10,571.00
 5/31/93      $11,050.00         $12,685.28              $11,819.00
 6/30/93      $10,963.00         $12,374.65              $11,576.00
 7/31/93      $11,331.00         $12,926.47              $11,929.00
 8/31/93      $11,979.00         $13,534.57              $12,658.00
 9/30/93      $11,882.00         $13,170.59              $12,575.00
10/31/93      $12,637.00         $13,522.88              $13,144.00
11/30/93      $12,250.00         $12,373.92              $12,644.00
12/31/93      $13,479.00         $13,259.03              $13,857.00
 1/31/94      $13,856.00         $14,375.82              $14,699.00
 2/28/94      $13,237.00         $14,353.90              $14,369.00
 3/31/94      $12,231.00         $13,793.31              $13,721.00
 4/30/94      $12,521.00         $14,364.13              $14,078.00
 5/31/94      $12,628.00         $14,318.81              $14,052.00
 6/30/94      $12,095.00         $14,492.03              $13,880.00
 7/31/94      $12,657.00         $14,644.06              $14,283.00
 8/31/94      $13,005.00         $14,994.88              $14,716.00
 9/30/94      $12,618.00         $14,586.32              $14,345.00
10/31/94      $12,918.00         $15,052.62              $14,616.00
11/30/94      $12,453.00         $14,306.39              $13,923.00
12/31/94      $12,325.00         $14,367.78              $13,771.00
 1/31/95      $11,741.00         $13,758.95              $13,113.00
 2/28/95      $11,965.00         $13,650.78              $13,154.00
 3/31/95      $12,296.00         $14,501.53              $13,589.00
 4/30/95      $12,705.00         $15,082.59              $14,039.00
 5/31/95      $12,891.00         $14,883.79              $14,171.00
 6/30/95      $13,076.00         $14,615.55              $14,181.00
 7/31/95      $13,690.00         $15,538.66              $14,956.00
 8/31/95      $13,397.00         $14,973.69              $14,672.00
 9/30/95      $13,758.00         $15,227.31              $14,911.00
10/31/95      $13,670.00         $14,829.70              $14,616.00
11/30/95      $13,738.00         $15,278.47              $14,791.00
12/31/95      $14,018.00         $15,869.02              $15,231.00
 1/31/96      $14,156.00         $16,018.86              $15,566.00
 2/29/96      $14,175.00         $16,007.16              $15,629.00
 3/31/96      $14,372.00         $16,336.79              $15,892.00
 4/30/96      $14,824.00         $16,858.65              $16,396.00
 5/31/96      $14,745.00         $16,580.91              $16,348.00
 6/30/96      $14,814.00         $16,662.04              $16,459.00
 7/31/96      $14,333.00         $16,128.66              $15,862.00
 8/30/96      $14,608.00         $16,222.91              $16,065.00
 9/30/96      $14,873.00         $16,660.58              $16,412.00
10/31/96      $14,873.00         $16,513.72              $16,362.00
11/30/96      $15,452.00         $17,148.66              $17,095.00
12/31/96      $15,424.00         $16,899.51              $17,195.00
 1/31/97      $15,258.00         $16,364.66              $17,122.00
 2/28/97      $15,402.00         $16,674.46              $17,363.00
 3/31/97      $15,336.00         $16,618.93              $17,420.00
 4/30/97      $15,535.00         $16,718.30              $17,478.00
 5/31/97      $16,707.00         $17,896.13              $18,509.00
 6/30/97      $17,494.00         $18,814.57              $19,374.00
 7/31/97      $17,849.65         $19,132.54              $19,902.91
 8/30/97      $16,626.95         $17,699.51              $18,457.96
 9/30/97      $17,449.99         $18,644.66              $19,596.81
10/31/97      $16,116.81         $17,186.65              $18,119.22
11/30/97      $15,794.47         $16,934.01              $17,950.71
12/31/97      $15,908.19         $17,032.22              $18,099.70
 1/31/98      $16,425.21         $17,732.25              $18,525.04
 2/28/98      $17,665.31         $18,877.75              $19,747.69
 3/31/98      $18,315.39         $19,478.06              $20,756.80
 4/30/98      $18,471.07         $19,577.40              $21,041.17
 5/31/98      $18,206.94         $19,428.61              $21,062.21
 6/30/98      $18,236.07         $19,337.30              $20,900.03


                    GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
          ---------------------------------------------------     ------------------------------
                                     FT/S&P
               International      Actuaries            Lipper
                      Equity    World Index     International      One      Five          Since
                        Fund        ex U.S.     Funds Average     Year     Years      Inception
               -------------    -----------     -------------     ----     -----      ---------
Class K          $18,234.75     $19,347.02        $20,656.12     4.24%    10.71%         11.32%

---------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends. The Lehman Brothers Government/ Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The FT/S&P Actuaries World Index ex U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

Micro-Cap Equity Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                Wilshire Micro-Cap       Lipper Micro-Cap
              Class K                Index                 Fund Average
              -------           ----------------           ------------
12/31/96    $10,000.00            $10,000.00                $10,000.00
 1/31/97    $10,464.00            $10,474.00                $10,421.00
 2/28/97    $10,781.00            $10,253.00                $10,107.00
 3/31/97    $10,010.00             $9,788.00                 $9,494.00
 4/30/97     $9,664.00             $9,474.00                 $9,204.00
 5/31/97    $11,117.00            $10,382.00                $10,343.00
 6/30/97    $12,681.00            $11,052.00                $11,146.00
 7/31/97    $14,491.21            $11,620.07                $11,936.25
 8/30/97    $15,856.28            $12,119.74                $12,585.58
 9/30/97    $17,844.66            $13,252.93                $13,784.99
10/31/97    $17,746.52            $12,791.73                $13,294.24
11/30/97    $17,478.55            $12,546.13                $13,066.91
12/31/97    $17,148.20            $12,419.41                $12,885.28
 1/31/98    $16,890.98            $12,331.23                $12,748.70
 2/28/98    $18,145.98            $13,083.44                $13,653.86
 3/31/98    $18,793.79            $13,724.53                $14,419.84
 4/30/98    $18,711.10            $14,016.86                $14,664.97
 5/31/98    $17,537.91            $13,328.63                $13,861.33
 6/30/98    $17,487.05            $13,265.99                $13,825.29



                  GROWTH OF A $10,000 INVESTMENT           AVERAGE ANNUAL TOTAL RETURNS
          -----------------------------------------       ------------------------------

                              Wilshire            Lipper
              Micro-Cap      Micro-Cap         Micro-Cap          One       Since
            Equity Fund          Index     Funds Average         Year   Inception
            -----------          -----     -------------         ----   ---------
Class K      $17,487.05     $13,265.71        $13,813.52       37.90%      45.10%

Mid-Cap Growth Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                         S&P 400          Lipper Mid-Cap
             Class K                 Mid-Cap Index        Funds Average
             -------                 -------------        -------------
10/2/95    $10,000.00                  $10,000.00         $10,000.00
10/31/95    $9,753.00                   $9,742.70          $9,756.00
11/30/95    $9,953.00                  $10,168.21         $10,101.00
12/31/95   $10,209.00                  $10,142.00         $10,178.00
 1/31/96   $10,180.00                  $10,290.00         $10,251.00
 2/29/96   $10,598.00                  $10,639.00         $10,611.00
 3/31/96   $10,693.00                  $10,767.00         $10,798.00
 4/30/96   $11,396.00                  $11,096.00         $11,352.00
 5/31/96   $11,643.00                  $11,246.00         $11,678.00
 6/30/96   $10,978.00                  $11,077.00         $11,344.00
 7/31/96   $10,038.00                  $10,328.00         $10,457.00
 8/30/96   $10,817.00                  $10,924.00         $11,054.00
 9/30/96   $11,880.00                  $11,400.00         $11,707.00
10/31/96   $11,425.00                  $11,433.00         $11,563.00
11/30/96   $11,519.00                  $12,077.00         $12,076.00
12/31/96   $11,405.00                  $12,090.00         $12,031.00
 1/31/97   $11,722.00                  $12,544.00         $12,412.00
 2/28/97   $11,246.00                  $12,441.00         $12,046.00
 3/31/97    $9,786.00                  $11,911.00         $11,420.00
 4/30/97    $9,585.00                  $12,220.00         $11,595.00
 5/31/97   $10,886.00                  $13,288.00         $12,733.00
 6/30/97   $11,077.00                  $13,667.00         $13,216.00
 7/31/97   $12,251.38                  $15,020.03         $14,279.89
 8/30/97   $12,198.70                  $15,002.01         $14,227.05
 9/30/97   $13,097.75                  $15,864.62         $15,133.32
10/31/97   $12,103.63                  $15,174.51         $14,423.56
11/30/97   $12,040.69                  $15,399.10         $14,417.79
12/31/97   $11,344.74                  $15,996.58         $14,608.11
 1/31/98   $10,900.02                  $15,692.65         $14,381.68
 2/28/98   $11,789.47                  $16,993.57         $15,632.89
 3/31/98   $12,158.48                  $17,759.98         $16,359.82
 4/30/98   $12,266.69                  $18,084.98         $16,503.79
 5/31/98   $11,529.46                  $17,271.16         $15,706.65
 6/30/98   $11,615.93                  $17,379.97         $16,113.45




                          GROWTH OF A $10,000 INVESTMENT            AVERAGE ANNUAL TOTAL RETURNS
                 -----------------------------------------------    ----------------------------

                                                       Lipper
                     Mid-Cap        S&P 400           Mid-Cap              One         Since
                 Growth Fund  Mid-Cap Index     Funds Average             Year     Inception
                 -----------  -------------     -------------             ----     ---------
Class K           $11,614.17     $17,377.22        $16,152.39             4.85%      5.60%

---------
    Please refer to the preceding and following pages for additional information on performance and index description.

                                     xviii

Multi-Season Growth Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                                 Lipper Growth
                 Class K         S&P 500          Funds Average
                 -------         -------          -------------
 6/23/95        $10,000.00       $10,000.00         $10,000.00
 6/30/95         $9,852.00       $10,000.00         $10,000.00
 7/31/95        $10,189.00       $10,331.00         $10,484.71
 8/31/95        $10,164.00       $10,357.00         $10,565.00
 9/30/95        $10,598.00       $10,794.00         $10,869.00
10/31/98        $10,607.00       $10,755.00         $10,703.00
11/30/95        $11,221.00       $11,227.00         $11,075.00
12/31/95        $11,240.00       $11,443.00         $11,105.00
 1/31/95        $11,714.00       $11,832.00         $11,348.00
 2/29/96        $11,883.00       $11,942.00         $11,604.00
 3/31/96        $11,958.00       $12,057.00         $11,702.00
 4/30/96        $12,144.00       $12,235.00         $12,081.00
 5/31/96        $12,382.00       $12,550.00         $12,398.00
 6/30/96        $12,568.00       $12,598.00         $12,227.00
 7/31/96        $12,059.00       $12,042.00         $11,500.00
 8/31/96        $12,390.00       $12,296.00         $11,901.00
 9/30/96        $13,250.00       $12,988.00         $12,585.00
10/31/96        $13,369.00       $13,346.00         $12,675.00
11/30/96        $14,182.00       $14,353.00         $13,438.00
12/31/96        $13,750.00       $14,069.00         $13,234.00
 1/31/97        $14,258.00       $14,948.00         $13,918.00
 2/28/97        $14,267.00       $15,065.00         $13,706.00
 3/31/97        $13,652.00       $14,447.00         $13,070.00
 4/30/97        $14,329.00       $15,309.00         $13,570.00
 5/31/97        $15,380.00       $16,245.00         $14,563.00
 6/30/97        $16,030.00       $16,967.00         $15,130.00
 7/31/97        $17,259.02       $18,317.57         $16,402.43
 8/30/97        $16,421.96       $17,291.79         $15,857.87
 9/30/97        $17,392.50       $18,239.38         $16,741.16
10/31/97        $16,964.64       $17,630.18         $16,106.67
11/30/97        $17,356.52       $18,446.46         $16,377.26
12/31/97        $17,901.52       $18,763.74         $16,532.84
 1/31/98        $17,704.60       $18,972.02         $16,610.55
 2/28/98        $19,276.77       $20,339.90         $17,864.64
 3/31/98        $20,155.79       $21,381.30         $18,657.83
 4/30/98        $20,137.65       $21,597.25         $18,879.86
 5/31/98        $19,547.62       $21,225.78         $18,326.68
 6/30/98        $20,044.13       $22,087.55         $18,991.94



                   GROWTH OF A $10,000 INVESTMENT             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------------------         ----------------------------
                Multi-Season                    Lipper Growth        One        Since
                 Growth Fund        S&P 500     Funds Average       Year    Inception
                 -----------        -------     -------------       ----    ---------
Class K           $20,044.96     $22,087.55        $18,991.94     25.05%       25.87%




Real Estate Equity Investment Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                             Lipper Real Estate
              Class K           NAREIT         Funds Average
              -------           ------         -------------
 10/3/96    $10,000.00       $10,000.00         $10,000.00
 10/31/96   $10,149.00       $10,297.00         $10,191.00
 11/30/96   $10,640.00       $10,767.00         $10,641.00
 12/31/96   $11,674.00       $11,885.00         $11,602.00
  1/31/97   $11,798.00       $12,018.00         $11,798.00
  2/28/97   $11,737.00       $11,994.00         $11,832.00
  3/31/97   $11,809.00       $11,969.00         $11,797.00
  4/30/97   $11,385.00       $11,641.00         $11,383.00
  5/31/97   $11,629.00       $11,983.00         $11,786.00
  6/30/97   $12,311.00       $12,566.00         $12,429.00
  7/31/97   $12,864.13       $12,954.29         $12,974.63
  8/30/97   $12,826.83       $12,923.20         $12,913.65
  9/30/97   $14,115.92       $14,051.39         $14,114.62
 10/31/97   $13,604.93       $13,672.01         $13,654.49
 11/30/97   $13,781.79       $13,967.32         $13,818.34
 12/31/97   $14,246.24       $14,296.95         $14,183.14
  1/31/98   $14,061.04       $14,221.18         $14,004.44
  2/28/98   $13,784.03       $13,979.42         $13,975.03
  3/31/98   $14,135.53       $14,229.65         $14,297.85
  4/30/98   $13,680.36       $13,765.76         $13,900.37
  5/31/98   $13,535.35       $13,669.40         $13,702.98
  6/30/98   $13,408.12       $13,576.45         $13,563.21






                            GROWTH OF A $10,000 INVESTMENT   AVERAGE ANNUAL TOTAL RETURNS
          ------------------------------------------------   ----------------------------
              Real Estate                           Lipper
                   Equity                      Real Estate          One            Since
          Investment Fund        NAREIT      Funds Average         Year        Inception
          ---------------        ------      -------------         ----        ---------
Class K      $13,409.69      $13,577.56         $13,552.58        8.92%           18.34%

---------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Wilshire Micro-Cap Index consists of all issues in the Wilshire 5000 index that rank below the 2,501st company based on size. The Wilshire 5000 index contains all publicly traded U.S. stocks, but excludes REITs and limited partnerships. The S&P 400 MidCap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends. National Association of Real Estate Investment Trusts ("NAREIT") are equity real estate investment trusts which are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System.

Small-Cap Value Fund

                         CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                            Lipper Small Company
              Class K     Russell 2000      Growth Funds Average
              -------     ------------      --------------------
12/31/96   $10,000.00      $10,000.00         $10,000.00
 1/31/97   $10,833.00      $10,200.00         $10,249.00
 2/28/97   $10,833.00       $9,952.00          $9,818.00
 3/31/97   $10,456.00       $9,483.00          $9,314.00
 4/30/97   $10,446.00       $9,509.00          $9,250.00
 5/31/97   $11,280.00      $10,567.00         $10,357.00
 6/30/97   $11,985.00      $11,020.00         $10,899.00
 7/31/97   $12,771.34      $11,532.43         $11,578.01
 8/30/97   $13,418.84      $11,796.52         $11,789.89
 9/30/97   $14,685.58      $12,660.03         $12,683.56
10/31/97   $14,206.83      $12,104.25         $12,120.41
11/30/97   $14,097.44      $12,025.58         $11,942.24
12/31/97   $14,417.45      $12,236.02         $12,042.55
 1/31/98   $14,166.59      $12,042.69         $11,835.42
 2/28/98   $14,951.42      $12,932.65         $12,756.22
 3/31/98   $15,594.33      $13,465.47         $13,349.38
 4/30/98   $15,834.48      $13,539.53         $13,458.85
 5/31/98   $15,049.09      $12,809.75         $12,699.77
 6/30/98   $14,925.69      $12,836.65         $12,800.10


                 GROWTH OF A $10,000 INVESTMENT           AVERAGE ANNUAL TOTAL RETURNS
          ------------------------------------------    ------------------------------
                                          Lipper Small
             Small-Cap                   Company Growth         One          Since
            Value Fund   Russell 2000     Funds Average        Year      Inception
            ----------   ------------     -------------        ----      ---------
Class K     $14,924.62     $12,838.30        $13,665.59      24.53%         30.63%

Small Company Growth Fund


                          CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                                   Lipper Small Company
                 Class K          Russell 2000      Growth Funds Average
                 -------          ------------      --------------------
  11/23/92      $10,000.00          $10,000.00         $10,000.00
  11/30/92      $10,187.00          $10,000.00         $10,000.00
  12/31/92      $10,438.00          $10,348.00         $10,333.00
   1/31/93      $10,739.00          $10,698.00         $10,574.00
   2/28/93      $10,325.00          $10,451.00         $10,210.00
   3/31/93      $10,731.00          $10,790.00         $10,570.00
   4/30/93      $10,089.00          $10,494.00         $10,234.00
   5/31/93      $10,511.00          $10,958.00         $10,775.00
   6/30/93      $10,568.00          $11,027.00         $10,857.00
   7/31/93      $10,552.00          $11,179.00         $10,926.00
   8/31/93      $10,990.00          $11,662.00         $11,463.00
   9/30/93      $11,412.00          $11,991.00         $11,828.00
  10/31/93      $11,510.00          $12,300.00         $12,013.00
  11/30/93      $11,080.00          $11,895.00         $11,623.00
  12/31/93      $11,810.00          $12,302.00         $12,108.00
   1/31/94      $11,777.00          $12,687.00         $12,432.00
   2/28/94      $11,885.00          $12,641.00         $12,421.00
   3/31/94      $11,157.00          $11,974.00         $11,765.00
   4/30/94      $11,281.00          $12,045.00         $11,762.00
   5/31/94      $10,983.00          $11,910.00         $11,557.00
   6/30/94      $10,355.00          $11,505.00         $11,130.00
   7/31/94      $10,529.00          $11,694.00         $11,332.00
   8/31/94      $11,364.00          $12,346.00         $12,013.00
   9/30/94      $11,455.00          $12,305.00         $12,061.00
  10/31/94      $11,662.00          $12,256.00         $12,208.00
  11/30/94      $11,050.00          $11,761.00         $11,759.00
  12/31/94      $11,487.00          $12,077.00         $12,020.00
   1/31/95      $11,098.00          $11,925.00         $11,891.00
   2/28/95      $11,503.00          $12,421.00         $12,394.00
   3/31/95      $11,926.00          $12,635.00         $12,717.00
   4/30/95      $11,735.00          $12,916.00         $12,877.00
   5/31/95      $11,909.00          $13,138.00         $13,077.00
   6/30/95      $12,655.00          $13,819.00         $13,842.00
   7/31/95      $13,789.00          $14,615.00         $14,865.00
   8/31/95      $13,822.00          $14,918.00         $15,107.00
   9/30/95      $14,303.00          $15,184.00         $15,514.00
  10/31/95      $14,187.00          $14,505.00         $15,028.00
  11/30/95      $14,609.00          $15,115.00         $15,580.00
  12/31/95      $14,892.00          $15,513.00         $15,769.00
   1/31/96      $15,007.00          $15,497.00         $15,669.00
   2/29/96      $15,595.00          $15,980.00         $16,316.00
   3/31/96      $16,574.00          $16,305.00         $16,709.00
   4/30/96      $18,105.00          $17,177.00         $17,896.00
   5/31/96      $19,093.00          $17,854.00         $18,582.00
   6/30/96      $18,764.00          $17,121.00         $17,860.00
   7/31/96      $16,859.00          $15,626.00         $16,298.00
   8/30/96      $17,909.00          $16,533.00         $17,293.00
   9/30/96      $19,298.00          $17,179.00         $18,194.00
  10/31/96      $18,942.00          $16,914.00         $17,816.00
  11/30/96      $19,805.00          $17,611.00         $18,378.00
  12/31/96      $20,385.00          $18,073.00         $18,599.00
   1/31/97      $20,581.00          $18,434.00         $19,074.00
   2/28/97      $19,456.00          $17,987.00         $18,302.00
   3/31/97      $17,990.00          $17,138.00         $17,342.00
   4/30/97      $17,990.00          $17,186.00         $17,278.00
   5/31/97      $20,591.00          $19,098.00         $19,293.00
   6/30/97      $22,315.00          $19,917.00         $20,254.00
   7/31/97      $23,687.82          $20,843.14         $21,515.82
   8/30/97      $24,194.74          $21,320.45         $21,909.56
   9/30/97      $27,032.78          $22,881.11         $23,570.31
  10/31/97      $25,618.97          $21,876.62         $22,523.79
  11/30/97      $24,855.52          $21,734.43         $22,192.69
  12/31/97      $25,539.05          $22,114.78         $22,379.11
   1/31/98      $24,673.27          $21,765.37         $21,994.19
   2/28/98      $26,143.80          $23,373.83         $23,705.33
   3/31/98      $27,262.76          $24,336.83         $24,807.63
   4/30/98      $27,350.00          $24,470.68         $25,011.05
   5/31/98      $25,151.06          $23,151.71         $23,600.43
   6/30/98      $25,075.60          $23,200.33         $23,786.87



                        GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
           ---------------------------------------------------           ----------------------------
                                                 Lipper Small
               Small Company                   Company Growth         One          Five          Since
                 Growth Fund   Russell 2000     Funds Average        Year         Years      Inception
                 -----------   ------------     -------------        ----         -----      ---------
Class K           $25,072.98     $23,203.09        $25,394.05      12.36%        18.86%         17.83%

---------
    Please refer to the preceding and following pages for additional information on performance and index description.

Value Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                                             Lipper Growth &
                 Class K        S&P/BARRA Value Index     Income Funds Average
                 -------        ---------------------     --------------------
11/30/95       $10,000.00            $10,000.00                 $10,000.00
12/31/95        $9,906.00            $10,277.00                 $10,165.00
 1/31/96       $10,258.00            $10,584.00                 $10,440.00
 2/29/96       $10,461.00            $10,683.00                 $10,584.00
 3/31/96       $10,649.00            $10,933.00                 $10,728.00
 4/30/96       $10,751.00            $11,045.00                 $10,910.00
 5/31/96       $10,881.00            $11,211.00                 $11,118.00
 6/30/96       $10,733.00            $11,158.00                 $11,079.00
 7/31/96       $10,288.00            $10,687.00                 $10,604.00
 8/30/96       $10,714.00            $10,982.00                 $10,906.00
 9/30/96       $11,143.00            $11,452.00                 $11,409.00
10/31/96       $11,394.00            $11,841.00                 $11,629.00
11/30/96       $12,240.00            $12,746.00                 $12,398.00
12/31/96       $12,484.00            $12,537.00                 $12,264.00
 1/31/97       $13,235.00            $13,115.00                 $12,806.00
 2/28/97       $12,947.00            $13,211.00                 $12,872.00
 3/31/97       $12,565.00            $12,759.00                 $12,405.00
 4/30/97       $12,699.00            $13,238.00                 $12,870.00
 5/31/97       $13,688.00            $14,068.00                 $13,675.00
 6/30/97       $14,422.00            $14,605.00                 $14,214.00
 7/31/97       $15,608.35            $15,773.40                 $15,260.15
 8/30/97       $15,330.53            $15,060.44                 $14,750.46
 9/30/97       $16,455.79            $15,942.98                 $15,498.31
10/31/97       $15,837.05            $15,357.88                 $14,954.32
11/30/97       $16,001.75            $15,943.01                 $15,355.09
12/31/97       $16,497.81            $16,296.95                 $15,616.13
 1/31/98       $16,275.09            $16,096.49                 $15,625.50
 2/28/98       $17,425.74            $17,303.73                 $16,691.16
 3/31/98       $18,199.44            $18,181.03                 $17,427.24
 4/30/98       $18,388.71            $18,395.57                 $17,547.49
 5/31/98       $17,963.93            $18,136.19                 $17,182.50
 6/30/98       $18,150.76            $18,274.02                 $17,472.88

                GROWTH OF A $10,000 INVESTMENT        AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------------------   ----------------------------
                                     Lipper Growth
                        S&P/BARRA        & Income          One          Since
           Value Fund   Value Index   Funds Average        Year     Inception
           ----------   -----------   -------------        ----     ---------
Class K   $18,148.60    $18,274.02       $17,472.88        25.84%      25.95%

Framlington Emerging Markets Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                     MSCI Emerging     Lipper Emerging Markets
                 Class K             Markets Index          Funds Average
                 -------             -------------     -----------------------
 1/10/97       $10,000.00             $10,000.00             $10,000.00
 1/31/97       $10,526.80             $10,651.00             $10,798.00
 2/28/97       $10,914.50             $11,081.30             $11,191.05
 3/31/97       $10,984.14             $10,809.81             $10,957.15
 4/30/97       $11,262.47             $10,886.56             $11,025.09
 5/31/97       $11,988.12             $11,155.46             $11,471.60
 6/30/97       $12,869.48             $11,800.24             $12,107.13
 7/31/97       $13,188.26             $12,015.01             $12,467.92
 8/30/97       $12,978.57             $10,627.27             $11,340.82
 9/30/97       $13,387.39             $10,708.04             $11,794.46
10/31/97       $11,444.88              $8,950.85              $9,996.98
11/30/97       $10,996.24              $8,624.14              $9,637.09
12/31/97       $11,217.27              $8,831.99              $9,783.57
 1/31/98        $9,927.28              $8,139.56              $9,078.18
 2/28/98       $11,012.33              $8,989.33              $9,886.14
 3/31/98       $11,431.90              $9,379.47             $10,260.82
 4/30/98       $11,534.79              $9,277.23             $10,351.12
 5/31/98       $10,276.34              $8,006.25              $9,027.21
 6/30/98        $9,223.02              $7,166.39              $8,219.27

                     GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------------------------------       ----------------------------
          Framlington                        Lipper Emerging
            Emerging     MSCI Emerging            Markets               One          Since
          Markets Fund    Markets Index        Funds Average            Year         Inception
          ------------    -------------       ----------------          ----         ---------
Class K    $9,222.21        $7,166.39             $8,219.27            (28.34)%      (5.35)%

---------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ. The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. Figures for the Morgan Stanley (MSCI) Emerging Markets Index, an unmanaged index used to protray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.

Framlington Healthcare Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                  S&P Healthcare    Lipper Health/Biotechnology
                 Class K             Composite             Funds Average
                 -------          --------------    ---------------------------
 4/1/97        $10,000.00            $10,000.00             $10,000.00
 4/30/97        $9,555.60            $10,819.00              $9,989.00
 5/31/97       $10,888.89            $11,481.12             $11,028.85
 6/30/97       $11,523.82            $12,582.16             $11,597.94
 7/31/97       $11,767.21            $12,827.51             $11,985.32
 8/30/97       $11,756.62            $11,788.49             $11,691.67
 9/30/97       $13,047.49            $12,471.04             $12,742.76
10/31/97       $12,370.33            $12,600.74             $12,346.46
11/30/97       $12,317.14            $13,135.01             $12,335.34
12/31/97       $12,296.20            $13,711.64             $12,380.99
 1/31/98       $12,507.69            $14,668.71             $12,602.61
 2/28/98       $13,311.94            $15,490.16             $13,371.36
 3/31/98       $13,682.01            $16,032.31             $13,832.68
 4/30/98       $13,650.54            $16,410.67             $13,879.71
 5/31/98       $12,815.13            $16,093.95             $13,364.77
 6/30/98       $12,497.31            $17,270.42             $13,583.95

                    GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
          ---------------------------------------------------       ----------------------------
           Framlington                         Lipper Health/
            Healthcare   S&P Healthcare        Biotechnology            One          Since
              Fund          Composite          Funds Average            Year         Inception
           -----------   ---------------       --------------           ----         ----------
Class K     $12,497.35      $17,270.42            $13,583.95            8.45%          19.54%


Framlington International Growth Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                                       Lipper International
                Class K             MSCI EAFE Index        Funds Average
                -------             ---------------    --------------------
 1/10/97       $10,000.00             $10,000.00             $10,000.00
 1/31/97       $10,070.90              $9,650.00              $9,967.00
 2/28/97       $10,202.63              $9,814.05             $10,107.53
 3/31/97       $10,121.62              $9,852.32             $10,129.77
 4/30/97       $10,162.10              $9,906.51             $10,150.03
 5/31/97       $10,901.70             $10,553.41             $10,750.91
 6/30/97       $11,499.44             $11,138.07             $11,248.68
 7/31/97       $11,681.82             $11,320.73             $11,555.77
 8/30/97       $10,922.51             $10,477.34             $10,716.82
 9/30/97       $11,469.72             $11,066.16             $11,378.05
10/31/97       $10,587.70             $10,218.49             $10,520.14
11/30/97       $10,324.07             $10,116.31             $10,422.31
12/31/97       $10,339.55             $10,207.36             $10,508.81
 1/31/98       $10,889.62             $10,676.89             $10,755.77
 2/28/98       $11,602.89             $11,364.49             $11,465.65
 3/31/98       $12,010.15             $11,716.79             $12,051.54
 4/30/98       $12,162.68             $11,811.69             $12,216.65
 5/31/98       $12,234.44             $11,757.36             $12,228.87
 6/30/98       $12,142.68             $11,849.07             $12,134.70

                        GROWTH OF A $10,000 INVESTMENT                 AVERAGE ANNUAL TOTAL RETURNS
              --------------------------------------------------       ----------------------------
               Framlington                            Lipper
              International        MSCI EAFE       International           One            Since
               Growth Fund           Index         Funds Average           Year         Inception
              -------------        ---------       -------------           ----         ---------
Class K        $12,143.19         $11,849.07         $12,134.70            5.60%          14.11%

---------
Please refer to the preceding and following pages for additional information on performance and index description.

Bond Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart]

                                                         Lipper Corp Debt A
                Class K   Lehman Gov't/Corp Bond Index   Rated Funds Average
                -------   ---------------------------    -------------------
11/23/92       $10,000.00         $10,000.00                 $10,000.00
11/30/92        $9,959.00         $10,000.00                 $10,000.00
12/31/92       $10,098.00         $10,171.13                 $10,168.00
 1/31/93       $10,298.00         $10,392.00                 $10,389.00
 2/28/93       $10,524.00         $10,608.00                 $10,625.00
 3/31/93       $10,608.00         $10,644.00                 $10,662.00
 4/30/93       $10,690.00         $10,725.00                 $10,731.00
 5/31/93       $10,656.00         $10,720.00                 $10,733.00
 6/30/93       $10,890.00         $10,963.00                 $10,977.00
 7/31/93       $10,948.00         $11,033.00                 $11,063.00
 8/31/93       $11,204.00         $11,286.00                 $11,324.00
 9/30/93       $11,261.00         $11,326.00                 $11,358.00
10/31/93       $11,329.00         $11,372.00                 $11,412.00
11/30/93       $11,193.00         $11,244.00                 $11,257.00
12/31/93       $11,226.00         $11,293.00                 $11,315.00
 1/31/94       $11,395.00         $11,463.00                 $11,489.00
 2/28/94       $11,115.00         $11,213.00                 $11,231.00
 3/31/94       $10,850.00         $10,939.00                 $10,928.00
 4/30/94       $10,761.00         $10,848.00                 $10,812.00
 5/31/94       $10,761.00         $10,828.00                 $10,776.00
 6/30/94       $10,726.00         $10,803.00                 $10,739.00
 7/31/94       $10,886.00         $11,019.00                 $10,933.00
 8/31/94       $10,895.00         $11,023.00                 $10,934.00
 9/30/94       $10,747.00         $10,856.00                 $10,763.00
10/31/94       $10,713.00         $10,844.00                 $10,735.00
11/30/94       $10,684.00         $10,825.00                 $10,713.00
12/31/94       $10,749.00         $10,896.00                 $10,795.00
 1/31/95       $10,932.00         $11,106.00                 $10,985.00
 2/28/95       $11,163.00         $11,363.00                 $11,237.00
 3/31/95       $11,225.00         $11,439.00                 $11,318.00
 4/30/95       $11,369.00         $11,599.00                 $11,475.00
 5/31/95       $11,784.00         $12,085.00                 $11,953.00
 6/30/95       $11,865.00         $12,182.00                 $12,031.00
 7/31/95       $11,854.00         $12,135.00                 $11,979.00
 8/31/95       $11,990.00         $12,290.00                 $12,144.00
 9/30/95       $12,097.00         $12,415.00                 $12,274.00
10/31/95       $12,269.00         $12,597.00                 $12,451.00
11/30/95       $12,440.00         $12,805.00                 $12,646.00
12/31/95       $12,628.00         $12,993.00                 $12,844.00
 1/31/96       $12,701.00         $13,074.00                 $12,902.00
 2/29/96       $12,445.00         $12,797.00                 $12,613.00
 3/31/96       $12,365.00         $12,689.00                 $12,513.00
 4/30/96       $12,272.00         $12,602.00                 $12,417.00
 5/31/96       $12,243.00         $12,581.00                 $12,394.00
 6/30/96       $12,381.00         $12,749.00                 $12,549.00
 7/31/96       $12,406.00         $12,779.00                 $12,601.00
 8/30/96       $12,364.00         $12,748.00                 $12,570.00
 9/30/96       $12,572.00         $12,974.00                 $12,798.00
10/31/96       $12,834.00         $13,277.00                 $13,098.00
11/30/96       $13,072.00         $13,522.00                 $13,357.00
12/31/96       $12,939.00         $13,371.00                 $13,210.00
 1/31/97       $12,941.00         $13,387.00                 $13,232.00
 2/28/97       $12,963.00         $13,415.00                 $13,274.00
 3/31/97       $12,809.00         $13,256.00                 $13,096.00
 4/30/97       $12,985.00         $13,449.00                 $13,277.00
 5/31/97       $13,079.00         $13,575.00                 $13,395.00
 6/30/97       $13,214.00         $13,738.00                 $13,571.00
 7/31/97       $13,597.21         $14,158.38                 $13,988.99
 8/30/97       $13,454.44         $13,999.81                 $13,822.52
 9/30/97       $13,632.03         $14,219.61                 $14,039.53
10/31/97       $13,867.87         $14,447.12                 $14,222.05
11/30/97       $13,924.73         $14,523.69                 $14,283.20
12/31/97       $14,050.05         $14,676.19                 $14,420.32
 1/31/98       $14,248.15         $14,883.12                 $14,603.46
 2/28/98       $14,219.66         $14,853.36                 $14,574.25
 3/31/98       $14,249.52         $14,899.40                 $14,620.89
 4/30/98       $14,322.19         $14,973.90                 $14,683.76
 5/31/98       $14,481.17         $15,134.12                 $14,836.47
 6/30/98       $14,610.05         $15,288.49                 $14,961.09

                   GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------------------------          ----------------------------
                               Lehman         Lipper Corp
                              Gov't/Corp      Debt A Rated          One      Five      Since
             Bond Fund        Bond Index      Funds Average         Year     Years     Inception
             ---------        ----------      -------------         ----     -----     ---------
Class K     $14,610.05        $15,288.49      $14,961.09            10.57%    6.03%       6.98%


Intermediate Bond Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment

                             [Performance Chart]

                                 Lehman Int. Gov't/Corp  Lipper Short Invt. Grade Debt
                  Class K             Bond Index                Funds Average
                  -------        ---------------------   -----------------------------
11/20/92       $10,000.00             $10,000.00                $10,000.00
11/30/92        $9,961.00             $10,000.00                $10,000.00
12/31/92       $10,069.00             $10,130.00                $10,075.00
 1/31/93       $10,241.00             $10,327.00                $10,182.00
 2/28/93       $10,415.00             $10,490.00                $10,277.00
 3/31/93       $10,461.00             $10,532.00                $10,314.00
 4/30/93       $10,537.00             $10,617.00                $10,371.00
 5/31/93       $10,502.00             $10,593.00                $10,375.00
 6/30/93       $10,660.00             $10,759.00                $10,452.00
 7/31/93       $10,695.00             $10,786.00                $10,490.00
 8/31/93       $10,864.00             $10,957.00                $10,578.00
 9/30/93       $10,910.00             $11,002.00                $10,611.00
10/31/93       $10,935.00             $11,032.00                $10,644.00
11/30/93       $10,835.00             $10,970.00                $10,642.00
12/31/93       $10,879.00             $11,020.00                $10,688.00
 1/31/94       $11,004.00             $11,143.00                $10,761.00
 2/28/94       $10,805.00             $10,978.00                $10,697.00
 3/31/94       $10,594.00             $10,797.00                $10,623.00
 4/30/94       $10,495.00             $10,723.00                $10,583.00
 5/31/94       $10,495.00             $10,731.00                $10,595.00
 6/30/94       $10,483.00             $10,732.00                $10,605.00
 7/31/94       $10,595.00             $10,887.00                $10,684.00
 8/31/94       $10,628.00             $10,921.00                $10,722.00
 9/30/94       $10,520.00             $10,820.00                $10,711.00
10/31/94       $10,512.00             $10,819.00                $10,731.00
11/30/94       $10,481.00             $10,769.00                $10,713.00
12/31/94       $10,528.00             $10,808.00                $10,707.00
 1/31/95       $10,675.00             $10,990.00                $10,807.00
 2/28/95       $10,864.00             $11,218.00                $10,932.00
 3/31/95       $10,920.00             $11,282.00                $10,989.00
 4/30/95       $11,034.00             $11,421.00                $11,088.00
 5/31/95       $11,359.00             $11,766.00                $11,272.00
 6/30/95       $11,411.00             $11,845.00                $11,338.00
 7/31/95       $11,405.00             $11,847.00                $11,373.00
 8/31/95       $11,506.00             $11,955.00                $11,445.00
 9/30/95       $11,590.00             $12,041.00                $11,507.00
10/31/95       $11,710.00             $12,176.00                $11,597.00
11/30/95       $11,863.00             $12,336.00                $11,690.00
12/31/95       $11,980.00             $12,465.00                $11,778.00
 1/31/96       $12,060.00             $12,573.00                $11,869.00
 2/29/96       $11,916.00             $12,425.00                $11,827.00
 3/31/96       $11,835.00             $12,361.00                $11,820.00
 4/30/96       $11,779.00             $12,317.00                $11,830.00
 5/31/96       $11,751.00             $12,308.00                $11,852.00
 6/30/96       $11,872.00             $12,439.00                $11,934.00
 7/31/96       $11,895.00             $12,476.00                $11,990.00
 8/30/96       $11,904.00             $12,486.00                $12,033.00
 9/30/96       $12,053.00             $12,660.00                $12,143.00
10/31/96       $12,244.00             $12,884.00                $12,270.00
11/30/96       $12,395.00             $13,054.00                $12,372.00
12/31/96       $12,324.00             $12,970.00                $12,377.00
 1/31/97       $12,371.00             $13,020.00                $12,437.00
 2/28/97       $12,389.00             $13,045.00                $12,475.00
 3/31/97       $12,290.00             $12,955.00                $12,464.00
 4/30/97       $12,432.00             $13,107.00                $12,559.00
 5/31/97       $12,522.00             $13,216.00                $12,642.00
 6/30/97       $12,624.00             $13,337.00                $12,726.00
 7/31/97       $12,849.09             $13,607.74                $12,929.62
 8/30/97       $12,802.83             $13,539.70                $12,892.12
 9/30/97       $12,916.77             $13,696.76                $13,019.75
10/31/97       $13,060.15             $13,848.80                $13,117.40
11/30/97       $13,083.66             $13,879.26                $13,143.64
12/31/97       $13,179.17             $13,990.30                $13,229.07
 1/31/98       $13,322.82             $14,173.57                $13,374.59
 2/28/98       $13,316.16             $14,162.23                $13,373.25
 3/31/98       $13,349.45             $14,207.55                $13,424.07
 4/30/98       $13,430.88             $14,278.59                $13,483.14
 5/31/98       $13,522.21             $14,382.82                $13,568.08
 6/30/98       $13,599.29             $14,474.87                $13,634.56

                 GROWTH OF A $10,000 INVESTMENT                AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------------------------      ----------------------------
                          Lehman Int.      Lipper Short
          Intermediate    Gov't/Corp     Invt. Grade Debt       One      Five       Since
            Bond Fund     Bond Index       Funds Average        Year     Years    Inception
          ------------    ----------     ----------------       ----     -----    ---------
Class K    $13,599.29     $14,474.87        $13,634.56          7.73%    4.97%      5.61%

---------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The S&P Healthcare Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services. Figures for the Morgan Stanley (MSCI) EAFE Index, an unmanaged index used to protray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends. The Lehman Brothers Government/ Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-Federal corporations and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) Lehman Brothers Corporate Bond Index.

                                     xxiii

International Bond Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment

                             [Performance Chart]

                                  Salomon Bros Non-US $    Lipper International Income
                Class K             World Gov't Bond             Funds Average
                -------           --------------------     ---------------------------
 3/25/97       $10,000.00              $10,000.00                 $10,000.00
 3/31/97       $10,062.90               $9,884.00                  $9,909.00
 4/30/97        $9,895.15               $9,683.35                  $9,826.76
 5/31/97       $10,167.66              $10,039.70                 $10,034.10
 6/30/97       $10,303.91              $10,163.19                 $10,151.50
 7/31/97       $10,104.74               $9,897.93                 $10,040.85
 8/30/97       $10,104.74               $9,942.47                 $10,051.89
 9/30/97       $10,349.27              $10,184.07                 $10,308.22
10/31/97       $10,506.58              $10,412.20                 $10,379.34
11/30/97       $10,233.41              $10,145.65                 $10,272.44
12/31/97       $10,112.65              $10,043.17                 $10,245.73
 1/31/98       $10,166.25              $10,111.47                 $10,301.05
 2/28/98       $10,337.04              $10,254.04                 $10,428.79
 3/31/98       $10,187.16              $10,084.85                 $10,380.81
 4/30/98       $10,379.69              $10,306.71                 $10,535.49
 5/31/98       $10,411.87              $10,290.22                 $10,563.93
 6/30/98       $10,386.99              $10,253.18                 $10,529.07

                 GROWTH OF A $10,000 INVESTMENT                 AVERAGE ANNUAL TOTAL RETURNS
           ------------------------------------------------     ----------------------------
                            Solomon Bros.         Lipper
           International   Non-US $ World     International         One          Since
             Bond Fund       Gov't Bond        Income Funds         Year       Inception
           -------------   --------------     -------------         ----       ---------
Class K     $10,386.81       $10,253.18        $10,529.07           0.80%        3.03%

U.S. Government Income Fund


                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment

                             [Performance Chart]

                                                           Lipper U.S. Gov't Grade
               Class K      Lehman Gov't/Corp Bond Index     Debt Funds Average
               -------      ---------------------------    -----------------------
  7/5/94       $10,000.00            $10,000.00                 $10,000.00
 7/31/94       $10,130.00            $10,199.00                 $10,168.00
 8/31/94       $10,126.00            $10,204.00                 $10,165.00
 9/30/94        $9,974.00            $10,049.00                 $10,005.00
10/31/94        $9,951.00            $10,038.00                  $9,977.00
11/30/94        $9,927.00            $10,020.00                  $9,957.00
12/31/94        $9,989.00            $10,086.00                 $10,030.00
 1/31/95       $10,146.00            $10,280.00                 $10,210.00
 2/28/95       $10,368.00            $10,518.00                 $10,440.00
 3/31/95       $10,431.00            $10,589.00                 $10,492.00
 4/30/95       $10,555.00            $10,736.00                 $10,621.00
 5/31/95       $10,966.00            $11,186.00                 $11,028.00
 6/30/95       $11,047.00            $11,276.00                 $11,095.00
 7/31/95       $11,005.00            $11,232.00                 $11,041.00
 8/31/95       $11,135.00            $11,376.00                 $11,178.00
 9/30/95       $11,241.00            $11,491.00                 $11,292.00
10/31/95       $11,391.00            $11,660.00                 $11,453.00
11/30/95       $11,566.00            $11,852.00                 $11,624.00
12/31/95       $11,707.00            $12,027.00                 $11,795.00
 1/31/96       $11,748.00            $12,102.00                 $11,848.00
 2/29/96       $11,541.00            $11,845.00                 $11,582.00
 3/31/96       $11,469.00            $11,746.00                 $11,475.00
 4/30/96       $11,392.00            $11,665.00                 $11,385.00
 5/31/96       $11,383.00            $11,645.00                 $11,344.00
 6/30/96       $11,525.00            $11,801.00                 $11,477.00
 7/31/96       $11,551.00            $11,829.00                 $11,496.00
 8/30/96       $11,542.00            $11,800.00                 $11,455.00
 9/30/96       $11,729.00            $12,009.00                 $11,650.00
10/31/96       $12,001.00            $12,290.00                 $11,909.00
11/30/96       $12,167.00            $12,516.00                 $12,128.00
12/31/96       $12,044.00            $12,377.00                 $11,987.00
 1/31/97       $12,058.00            $12,391.00                 $12,001.00
 2/28/97       $12,105.00            $12,417.00                 $12,015.00
 3/31/97       $11,973.00            $12,270.00                 $11,860.00
 4/30/97       $12,155.00            $12,449.00                 $12,038.00
 5/31/97       $12,253.00            $12,565.00                 $12,138.00
 6/30/97       $12,388.00            $12,716.00                 $12,281.00
 7/31/97       $12,719.63            $13,105.11                 $12,622.41
 8/30/97       $12,594.97            $12,958.33                 $12,487.35
 9/30/97       $12,780.12            $13,161.78                 $12,674.66
10/31/97       $12,969.27            $13,372.37                 $12,871.12
11/30/97       $12,970.56            $13,443.24                 $12,923.89
12/31/97       $13,095.08            $13,584.39                 $13,057.01
 1/31/98       $13,256.15            $13,775.93                 $13,224.14
 2/28/98       $13,232.29            $13,748.38                 $13,192.40
 3/31/98       $13,299.77            $13,791.00                 $13,225.38
 4/30/98       $13,329.03            $13,859.96                 $13,278.28
 5/31/98       $13,484.98            $14,008.26                 $13,408.41
 6/30/98       $13,590.17            $14,151.14                 $13,530.43

                        GROWTH OF A $10,000 INVESTMENT             AVERAGE ANNUAL TOTAL RETURNS
           ---------------------------------------------------     ----------------------------
                              Lehman         Lipper U.S. Gov't
           U.S. Gov't        Gov't/Corp          Grade Debt             One          Since
           Income Fund       Bond Index         Funds Average           Year       Inception
           -----------       ----------      ----------------           ----       ---------
Class K     $13,590.04      $14,151.14          $13,530.43              9.70%        7.99%

---------
Please refer to the preceding and following pages for additional information on performance and index description.

Michigan Triple Tax-Free Bond Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment

                             [Performance Chart ]

                                                              Lipper Michigan
                                      Lehman Muni Bond           Muni Debt
                Class K                 20 Year Index          Funds Average
                -------               ----------------        ---------------
 1/3/94        $10,000.00                $10,000.00             $10,000.00
 1/31/94       $10,050.00                $10,125.76             $10,123.00
 2/28/94        $9,752.00                 $9,824.74              $9,856.00
 3/31/94        $9,268.00                 $9,306.80              $9,451.00
 4/30/94        $9,341.00                 $9,383.06              $9,490.00
 5/31/94        $9,408.00                 $9,494.17              $9,575.00
 6/30/94        $9,343.00                 $9,399.00              $9,517.00
 7/31/94        $9,518.00                 $9,615.00              $9,687.00
 8/31/94        $9,534.00                 $9,641.00              $9,711.00
 9/30/94        $9,382.00                 $9,448.00              $9,561.00
10/31/94        $9,215.00                 $9,199.00              $9,364.00
11/30/94        $9,040.00                 $8,984.00              $9,176.00
12/31/94        $9,209.00                 $9,266.00              $9,412.00
 1/31/95        $9,483.00                 $9,628.00              $9,698.00
 2/28/95        $9,736.00                 $9,978.00              $9,975.00
 3/31/95        $9,833.00                $10,092.00             $10,043.00
 4/30/95        $9,832.00                $10,090.00             $10,040.00
 5/31/95       $10,130.00                $10,471.00             $10,343.00
 6/30/95       $10,013.00                $10,310.00             $10,201.00
 7/31/95       $10,068.00                $10,363.00             $10,265.00
 8/31/95       $10,199.00                $10,506.00             $10,384.00
 9/30/95       $10,295.00                $10,589.00             $10,447.00
10/31/95       $10,445.00                $10,814.00             $10,626.00
11/30/95       $10,630.00                $11,054.00             $10,827.00
12/31/95       $10,742.00                $11,209.00             $10,948.00
 1/31/96       $10,809.00                $11,266.00             $11,004.00
 2/29/96       $10,676.00                $11,138.00             $10,912.00
 3/31/96       $10,474.00                $10,960.00             $10,739.00
 4/30/96       $10,416.00                $10,917.00             $10,695.00
 5/31/96       $10,393.00                $10,930.00             $10,696.00
 6/30/96       $10,527.00                $11,084.00             $10,804.00
 7/31/96       $10,651.00                $11,193.00             $10,904.00
 8/30/96       $10,627.00                $11,176.00             $10,904.00
 9/30/96       $10,808.00                $11,402.00             $11,052.00
10/31/96       $10,919.00                $11,538.00             $11,159.00
11/30/96       $11,141.00                $11,779.00             $11,349.00
12/31/96       $11,067.00                $11,709.00             $11,301.00
 1/31/97       $11,072.00                $11,697.00             $11,296.00
 2/28/97       $11,170.00                $11,822.00             $11,395.00
 3/31/97       $10,988.00                $11,636.00             $11,251.00
 4/30/97       $11,077.00                $11,765.00             $11,341.00
 5/31/97       $11,246.00                $11,977.00             $11,498.00
 6/30/97       $11,370.00                $12,127.00             $11,610.00
 7/31/97       $11,754.31                $12,534.47             $11,936.24
 8/30/97       $11,582.69                $12,380.29             $11,801.36
 9/30/97       $11,732.11                $12,551.14             $11,934.72
10/31/97       $11,821.27                $12,642.76             $12,005.13
11/30/97       $11,893.38                $12,745.17             $12,073.56
12/31/97       $12,130.06                $12,977.13             $12,263.12
 1/31/98       $12,241.66                $13,122.48             $12,367.35
 2/28/98       $12,211.05                $13,113.29             $12,366.12
 3/31/98       $12,206.17                $13,131.65             $12,372.30
 4/30/98       $12,128.05                $13,064.68             $12,300.54
 5/31/98       $12,353.63                $13,301.15             $12,494.89
 6/30/98       $12,395.63                $13,361.00             $12,538.62


                           GROWTH OF A $10,000 INVESTMENT                AVERAGE ANNUAL TOTAL RETURNS
             ------------------------------------------------------      ----------------------------
                Michigan                           Lipper Michigan
             Triple Tax-Free   Lehman Muni Bond       Muni Debt               One        Since
                Bond Fund       20 Year Index        Funds Average            Year     Inception
             ---------------    ---------------    ----------------           ----     ---------
Class K        $12,394.94         $13,361.00          $12,538.62              9.02%      4.90%

Tax-Free Bond Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment

                             [Performance Chart ]

                                                          Lipper
                                 Lehman Muni Bond        Muni Debt
                  Class K          20 Year Index       Funds Average
                  -------        ----------------      -------------
 7/5/94        $10,000.00            $10,000.00         $10,000.00
 7/31/94       $10,130.00            $10,229.00         $10,177.00
 8/31/94       $10,168.00            $10,257.00         $10,202.00
 9/30/94       $10,048.00            $10,052.00         $10,032.00
10/31/94        $9,946.00             $9,787.00          $9,838.00
11/30/94        $9,778.00             $9,558.00          $9,630.00
12/31/94        $9,965.00             $9,858.00          $9,868.00
 1/31/95       $10,201.00            $10,244.00         $10,164.00
 2/28/95       $10,464.00            $10,615.00         $10,466.00
 3/31/95       $10,577.00            $10,737.00         $10,561.00
 4/30/95       $10,583.00            $10,735.00         $10,561.00
 5/31/95       $10,903.00            $11,140.00         $10,892.00
 6/30/95       $10,787.00            $10,969.00         $10,769.00
 7/31/95       $10,871.00            $11,026.00         $10,839.00
 8/31/95       $10,997.00            $11,177.00         $10,957.00
 9/30/95       $11,057.00            $11,266.00         $11,022.00
10/31/95       $11,203.00            $11,506.00         $11,192.00
11/30/95       $11,425.00            $11,760.00         $11,409.00
12/31/95       $11,548.00            $11,925.00         $11,539.00
 1/31/96       $11,611.00            $11,986.00         $11,596.00
 2/29/96       $11,513.00            $11,850.00         $11,506.00
 3/31/96       $11,318.00            $11,660.00         $11,324.00
 4/30/96       $11,230.00            $11,614.00         $11,274.00
 5/31/96       $11,219.00            $11,629.00         $11,282.00
 6/30/96       $11,339.00            $11,793.00         $11,386.00
 7/31/96       $11,437.00            $11,909.00         $11,484.00
 8/30/96       $11,413.00            $11,890.00         $11,478.00
 9/30/96       $11,544.00            $12,131.00         $11,643.00
10/31/96       $11,664.00            $12,276.00         $11,770.00
11/30/96       $11,886.00            $12,531.00         $11,977.00
12/31/96       $11,794.00            $12,457.00         $11,927.00
 1/31/97       $11,804.00            $12,444.00         $11,928.00
 2/28/97       $11,917.00            $12,578.00         $12,033.00
 3/31/97       $11,700.00            $12,380.00         $11,880.00
 4/30/97       $11,803.00            $12,517.00         $11,975.00
 5/31/97       $12,009.00            $12,742.00         $12,147.00
 6/30/97       $12,147.00            $12,902.00         $12,286.00
 7/31/97       $12,574.57            $13,335.51         $12,654.58
 8/30/97       $12,377.15            $13,171.48         $12,505.26
 9/30/97       $12,551.67            $13,353.25         $12,659.07
10/31/97       $12,633.26            $13,450.73         $12,737.56
11/30/97       $12,700.21            $13,559.68         $12,810.16
12/31/97       $12,955.49            $13,806.46         $13,013.84
 1/31/98       $13,095.41            $13,961.09         $13,136.17
 2/28/98       $13,032.55            $13,951.32         $13,128.29
 3/31/98       $13,007.79            $13,970.85         $13,130.92
 4/30/98       $12,873.81            $13,899.60         $13,049.50
 5/31/98       $13,151.88            $14,151.19         $13,260.91
 6/30/98       $13,172.92            $14,214.87         $13,304.67

                          GROWTH OF A $10,000 INVESTMENT    AVERAGE ANNUAL TOTAL RETURNS
              ------------------------------------------    ----------------------------
                            Lehman Muni       Lipper
              Tax-Free        Bond 20        Muni Debt            One        Since
              Bond Fund     Year Index    Funds Average           Year      Inception
              ---------     -----------    -------------          ----      ---------
Class K      $13,170.54     $14,214.87      $13,304.67            8.43%      7.15%

---------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Salomon Brothers Non-U.S. World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm30 billion and Y2.5 trillion. The Lehman Brothers Government/ Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Brothers 20-year Municipal Bond Index is a performance benchmark for the long-term investment grade tax-exempt bond market.

Tax-Free Intermediate Bond Fund

                          CLASS K SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment
                             [Performance Chart ]

                                   Lehman Muni Bond        Lipper Intermediate Muni
                Class K             5 Yr. G/O Index           Debt Funds Average
                -------            -----------------       ------------------------
 2/29/88       $10,580.00                 $10,461.76             $10,310.00
 3/31/88       $10,473.00                 $10,422.01             $10,204.00
 4/30/88       $10,539.00                 $10,517.89             $10,255.00
 5/31/88       $10,550.00                 $10,390.62             $10,246.00
 6/30/88       $10,630.00                 $10,466.48             $10,346.00
 7/31/88       $10,641.00                 $10,514.62             $10,401.00
 8/31/88       $10,641.00                 $10,484.13             $10,414.00
 9/30/88       $10,730.00                 $10,585.83             $10,551.00
10/31/88       $10,798.00                 $10,677.92             $10,694.00
11/30/88       $10,769.00                 $10,621.33             $10,624.00
12/31/88       $10,849.00                 $10,651.07             $10,727.00
 1/31/89       $10,919.00                 $10,803.38             $10,864.00
 2/28/89       $10,904.00                 $10,688.86             $10,792.00
 3/31/89       $10,839.00                 $10,620.45             $10,772.00
 4/30/89       $10,945.00                 $10,803.13             $10,964.00
 5/31/89       $11,035.00                 $10,999.74             $11,134.00
 6/30/89       $11,116.00                 $11,120.74             $11,257.00
 7/31/89       $11,229.00                 $11,283.10             $11,383.00
 8/31/89       $11,209.00                 $11,239.10             $11,321.00
 9/30/89       $11,205.00                 $11,244.72             $11,303.00
10/31/89       $11,304.00                 $11,343.67             $11,409.00
11/30/89       $11,408.00                 $11,487.74             $11,561.00
12/31/89       $11,475.00                 $11,580.79             $11,654.00
 1/31/90       $11,467.00                 $11,586.58             $11,602.00
 2/28/90       $11,560.00                 $11,673.48             $11,701.00
 3/31/90       $11,628.00                 $11,637.29             $11,701.00
 4/30/90       $11,522.00                 $11,598.89             $11,619.00
 5/31/90       $11,688.00                 $11,811.15             $11,840.00
 6/30/90       $11,774.00                 $11,897.37             $11,936.00
 7/31/90       $11,894.00                 $12,038.95             $12,093.00
 8/31/90       $11,824.00                 $11,998.01             $11,957.00
 9/30/90       $11,898.00                 $12,023.21             $11,993.00
10/31/90       $12,055.00                 $12,199.95             $12,155.00
11/30/90       $12,252.00                 $12,375.63             $12,363.00
12/31/90       $12,325.00                 $12,421.42             $12,413.00
 1/31/91       $12,461.00                 $12,604.01             $12,564.00
 2/28/91       $12,570.00                 $12,718.71             $12,661.00
 3/31/91       $12,585.00                 $12,689.46             $12,679.00
 4/30/91       $12,694.00                 $12,848.08             $12,834.00
 5/31/91       $12,787.00                 $12,913.60             $12,931.00
 6/30/91       $12,756.00                 $12,909.73             $12,916.00
 7/31/91       $12,761.00                 $13,038.82             $13,059.00
 8/31/91       $12,982.00                 $13,207.03             $13,202.00
 9/30/91       $13,091.00                 $13,369.47             $13,361.00
10/31/91       $13,199.00                 $13,471.08             $13,475.00
11/30/91       $13,269.00                 $13,514.19             $13,507.00
12/31/91       $13,527.00                 $13,818.26             $13,782.00
 1/31/92       $13,610.00                 $13,844.51             $13,807.00
 2/29/92       $13,586.00                 $13,852.82             $13,812.00
 3/31/92       $13,543.00                 $13,807.10             $13,790.00
 4/30/92       $13,625.00                 $13,928.61             $13,905.00
 5/31/92       $13,746.00                 $14,053.96             $14,069.00
 6/30/92       $13,896.00                 $14,256.34             $14,287.00
 7/31/92       $14,169.00                 $14,629.86             $14,729.00
 8/31/92       $14,104.00                 $14,520.13             $14,561.00
 9/30/92       $14,186.00                 $14,611.61             $14,647.00
10/31/92       $14,155.00                 $14,564.85             $14,489.00
11/30/92       $14,360.00                 $14,741.09             $14,765.00
12/31/92       $14,446.00                 $14,844.27             $14,901.00
 1/31/93       $14,581.00                 $15,004.59             $15,082.00
 2/28/93       $14,920.00                 $15,396.21             $15,577.00
 3/31/93       $14,774.00                 $15,222.24             $15,382.00
 4/30/93       $14,838.00                 $15,319.66             $15,518.00
 5/31/93       $14,871.00                 $15,373.28             $15,580.00
 6/30/93       $15,033.00                 $15,580.82             $15,811.00
 7/31/93       $15,039.00                 $15,591.72             $15,808.00
 8/31/93       $15,227.00                 $15,803.77             $16,113.00
 9/30/93       $15,321.00                 $15,917.56             $16,312.00
10/31/93       $15,342.00                 $15,941.43             $16,344.00
11/30/93       $15,288.00                 $15,895.20             $16,220.00
12/31/93       $15,465.00                 $16,112.97             $16,512.00
 1/31/94       $15,585.00                 $16,264.43             $16,686.00
 2/28/94       $15,310.00                 $15,960.28             $16,303.00
 3/31/94       $14,963.00                 $15,604.37             $15,810.00
 4/30/94       $15,084.00                 $15,761.97             $15,884.00
 5/31/94       $15,163.00                 $15,850.24             $16,017.00
 6/30/94       $15,096.00                 $15,813.79             $15,966.00
 7/31/94       $15,245.00                 $15,986.16             $16,171.00
 8/31/94       $15,311.00                 $16,062.89             $16,232.00
 9/30/94       $15,185.00                 $15,942.42             $16,057.00
10/31/94       $15,045.00                 $15,853.14             $15,866.00
11/30/94       $14,845.00                 $15,751.68             $15,616.00
12/31/94       $15,062.00                 $15,890.29             $15,863.00
 1/31/95       $15,302.00                 $16,042.84             $16,178.00
 2/28/95       $15,625.00                 $16,275.46             $16,541.00
 3/31/95       $15,757.00                 $16,534.24             $16,691.00
 4/30/95       $15,793.00                 $16,578.89             $16,730.00
 5/31/95       $16,140.00                 $16,941.96             $17,133.00
 6/30/95       $16,148.00                 $16,955.52             $17,077.00
 7/31/95       $16,312.00                 $17,192.89             $17,240.00
 8/31/95       $16,446.00                 $17,366.54             $17,413.00
 9/30/95       $16,449.00                 $17,418.64             $17,501.00
10/31/95       $16,547.00                 $17,491.80             $17,680.00
11/30/95       $16,697.00                 $17,640.48             $17,877.00
12/31/95       $16,767.00                 $17,737.50             $18,002.00
 1/31/96       $16,917.00                 $17,948.58             $18,163.00
 2/29/96       $16,860.00                 $17,887.55             $18,107.00
 3/31/96       $16,691.00                 $17,792.75             $17,895.00
 4/30/96       $16,681.00                 $17,766.06             $17,857.00
 5/31/96       $16,655.00                 $17,744.74             $17,849.00
 6/30/96       $16,744.00                 $17,870.73             $17,957.00
 7/31/96       $16,864.00                 $17,988.68             $18,134.00
 8/30/96       $16,854.00                 $18,026.45             $18,167.00
 9/30/96       $16,976.00                 $18,161.65             $18,295.00
10/31/96       $17,099.00                 $18,330.55             $18,482.00
11/30/96       $17,320.00                 $18,585.35             $18,767.00
12/31/96       $17,274.00                 $18,557.47             $18,722.00
 1/31/97       $17,314.00                 $18,607.58             $18,560.00
 2/28/97       $17,439.00                 $18,739.69             $18,902.00
 3/31/97       $17,212.00                 $18,527.93             $18,702.00
 4/30/97       $17,270.00                 $18,620.57             $18,796.00
 5/31/97       $17,463.00                 $18,823.53             $19,040.00
 6/30/97       $17,588.00                 $18,989.00             $19,224.00
 7/31/97       $17,915.84                 $19,323.21             $19,643.08
 8/30/97       $17,802.97                 $19,224.66             $19,482.01
 9/30/97       $17,963.20                 $19,395.76             $19,682.67
10/31/97       $18,036.85                 $19,496.62             $19,773.21
11/30/97       $18,076.53                 $19,557.05             $19,846.38
12/31/97       $18,244.64                 $19,725.25             $20,094.46
 1/31/98       $18,407.02                 $19,904.75             $20,263.25
 2/28/98       $18,412.54                 $19,936.59             $20,271.35
 3/31/98       $18,399.65                 $19,954.54             $20,273.38
 4/30/98       $18,294.77                 $19,870.73             $20,165.93
 5/31/98       $18,508.82                 $20,109.18             $20,450.27
 6/30/98       $18,547.32                 $20,177.55             $20,507.53

                      GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
           ---------------------------------------------------       ------------------------------
              Tax-Free      Lehman Muni    Lipper Intermediate
           Intermediate   Bond 5 Yr. G/O         Muni Debt           One    Five   Ten      Since
             Bond Fund         Index           Funds Average         Year   Years  Years  Inception
           -----------    ---------------   -------------------      ------ -----  -----  ---------
Class K     $18,547.32     $20,177.55           $20,507.53           5.44%   4.27% 5.72%    5.57%


Short Term Treasury Fund

                          CLASS K SHARE HYPOTHETICAL

         A Hypothetical Illustration of a $10,000 Initial Investment

                             [Performance Chart]

                                 Merrill Lynch        Lipper Short
                                 0-3 Year Tsy.          U.S. Tsy.
                 Class K             Index              Funds Avg.
                 -------         -------------        ------------
 4/2/97        $10,000.00         $10,000.00           $10,000.00
 4/30/97       $10,064.10         $10,071.00           $10,083.00
 5/31/97       $10,114.92         $10,132.43           $10,146.52
 6/30/97       $10,177.64         $10,194.24           $10,213.49
 7/31/97       $10,250.00          $9,928.17           $10,346.27
 8/30/97       $10,273.78          $9,949.02           $10,329.71
 9/30/97       $10,342.20         $10,015.68           $10,409.25
10/31/97       $10,394.95         $10,079.78           $10,489.40
11/30/97       $10,427.69         $10,110.02           $10,511.43
12/31/97       $10,475.76         $10,172.70           $10,578.70
 1/31/98       $10,549.83         $10,257.13           $10,680.26
 2/28/98       $10,562.59         $10,274.57           $10,673.85
 3/31/98       $10,589.32         $10,318.75           $10,708.01
 4/30/98       $10,646.07         $10,367.25           $10,760.48
 5/31/98       $10,697.39         $10,350.66           $10,815.35
 6/30/98       $10,734.51         $10,402.42           $10,868.35


                      GROWTH OF A $10,000 INVESTMENT               AVERAGE ANNUAL TOTAL RETURNS
           ---------------------------------------------------     ----------------------------
                              Merrill Lynch      Lipper  Short
               Short Term     0-3 Year Tsy.         U.S. Tsy.           One          Since
             Treasury Fund        Index          Funds Average          Year       Inception
             -------------    --------------     --------------         ----       ---------
Class K       $10,734.30       $10,402.42          $10,868.35           2.50%        2.41%

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Lehman Brothers Municipal Bond 5-year Government/Obligation Index is an unmanaged index that includes state and local government bonds secured by the taxing power of the issuer with four to six year maturities.The Merrill Lynch 0-3 Year Treasury Index is a weighted composite of the Merrill Lynch 0-12 Month Treasury Index, which is made up of all Treasury notes and bonds with maturities of less than one year, and the Merrill Lynch 1-3 Year Treasury Index, which consists of all Treasury securities with m aturities of one to three years.

Munder Accelerating Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----
COMMON STOCKS -- 88.2%
    Automobile Parts & Equipment -- 3.5%
 37,800  Lear Corporation+                         $ 1,939,613
 83,380  Tower Automotive, Inc.+                     3,574,917
                                                  ------------
                                                     5,514,530
                                                  ------------
    Banking and Finance -- 17.4%
 49,400  BankAmerica Corporation                     4,270,013
159,240  Charter One Financial, Inc.                 5,364,397
 42,800  Chase Manhattan Corporation                 3,231,400
 52,000  Fannie Mae                                  3,159,000
 81,300  Finova Group, Inc.                          4,603,612
 63,400  GreenPoint Financial
           Corporation                               2,385,425
 93,000  U.S. Bancorp                                3,999,000
                                                  ------------
                                                    27,012,847
                                                  ------------
    Chemicals -- 1.0%
 38,600  Air Products & Chemicals, Inc.              1,544,000
                                                  ------------
    Commercial Services -- 4.6%
138,773  Cendant Corporation+                        2,896,886
 42,000  Equifax, Inc.                               1,525,125
112,500  Equity Corporation
           International+                            2,700,000
                                                  ------------
                                                     7,122,011
                                                  ------------
    Communication Equipment -- 5.9%
 58,200  Lucent Technologies, Inc.                   4,841,512
 60,300  Tellabs, Inc.+                              4,318,988
                                                  ------------
                                                     9,160,500
                                                  ------------
    Computer Hardware, Software
      or Services -- 9.7%
106,250  Fiserv, Inc.+                               4,512,305
 32,975  Honeywell, Inc.                             2,755,473
 90,300  Parametric Technology
           Corporation+                              2,449,388
106,000  Saville Systems, ADR+                       5,313,250
                                                  ------------
                                                    15,030,416
                                                  ------------
    Diversified -- 5.7%
 46,600  Textron, Inc.                               3,340,637
 88,300  Tyco International Ltd.                     5,562,900
                                                  ------------
                                                     8,903,537
                                                  ------------
    Drugs -- 2.3%
 52,200  Warner-Lambert Company                      3,621,375
                                                  ------------
    Food and Beverages -- 2.6%
 73,400  Sara Lee Corporation                        4,105,813
                                                  ------------
    Home Furnishings -- 1.0%
 60,000  Leggett & Platt, Inc.                       1,500,000
                                                  ------------
    Medical Instruments, Services,
      and Supplies -- 10.0%
 38,100  Elan Corporation Plc, ADR+                  2,450,306
168,000  HBO & Company                               5,922,000
201,500  HEALTHSOUTH Corporation+                    5,377,531
 51,021  Total Renal Care Holdings,
           Inc.+                                     1,760,225
                                                  ------------
                                                    15,510,062
                                                  ------------
    Office Equipment and Supplies -- 3.0%
 97,800  Pitney Bowes, Inc.                          4,706,625
                                                  ------------
    Oil Equipment & Services -- 5.7%
 82,600  Diamond Offshore Drilling, Inc.             3,304,000
 80,000  Precision Drilling Corp+                    1,570,000
 79,900  Veritas DGC, Inc.+                          3,990,006
                                                  ------------
                                                     8,864,006
                                                  ------------
    Publishing -- 1.2%
 40,900  Applied Graphics Technologies+              1,871,175
                                                  ------------
    Real Estate -- 2.0%
 45,500  Mack-Cali Realty Corporation                1,564,063
 38,000  Spieker Properties, Inc.                    1,472,500
                                                  ------------
                                                     3,036,563
                                                  ------------
    Retail -- Store -- 6.0%
 28,800  Costco Companies, Inc.+                     1,816,200
129,400  Pier 1 Imports, Inc.                        3,089,425
 89,200  TJX Companies, Inc.                         2,151,950
 56,600  Walgreen Company                            2,338,287
                                                  ------------
                                                     9,395,862
                                                  ------------
    Telecommunications -- 5.5%
 46,500  Century Telephone
           Enterprises, Inc.                         2,133,188
 44,000  SBC Communications                          1,760,000
 97,600  WorldCom, Inc.                              4,727,500
                                                  ------------
                                                     8,620,688
                                                  ------------
    Toys -- 1.1%
 41,000  Mattel, Inc.                                1,734,813
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $95,480,578)                               137,254,823
                                                  ------------
U.S. TREASURY BILLS -- 0.1%
200,000  4.92%++ due 9/24/98**                         197,707
                                                  ------------
TOTAL U.S. TREASURY BILLS
  (Cost $197,707)                                      197,707
                                                  ------------
REPURCHASE AGREEMENT -- 14.7%
$22,891,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $22,894,688
              on 07/01/1998, collateralized
              by $22,950,000 U.S. Treasury
              Note, 6.000% maturing
              10/15/1999 (value
              $23,351,625)                        $ 22,891,000
                                                  ------------





TOTAL REPURCHASE AGREEMENT
  (Cost $22,891,000)                                22,891,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $118,569,285*)          103.0%             160,343,530
OTHER ASSETS AND
  LIABILITIES (Net)              (3.0)              (4,715,017)
                                 -----            ------------
NET ASSETS                      100.0%            $155,628,513
                                =====             ============

---------
*  Aggregate cost for Federal tax purposes is $118,577,304.
** Securities pledged as collateral for futures contracts.
+  Non-income producing security
++ Rate represents annualized yield at date of purchase.

ABBREVIATION:
ADR -- American Depository Receipt



Number of                           Unrealized
Contracts                          Depreciation
-------                              ---------

FUTURES CONTRACTS -- LONG POSITION
    17   S&P 500 Index
           September 1998                            $(32,047)
                                                      ========

                      See Notes to Financial Statements.

 Munder Balanced Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Shares                                               Value
------                                               -----

COMMON STOCKS -- 51.5%
    Advertising -- 0.9%
14,000   Omnicom Group, Inc.                         $ 698,250
                                                  ------------
    Aerospace -- 0.7%
 4,800   Sundstrand Corporation                        274,800
 3,400   United Technologies Corporation               314,500
                                                  ------------
                                                       589,300
                                                  ------------
    Automobile Parts & Equipment -- 1.4%
11,300   Johnson Controls, Inc.                        646,219
 3,500   Lear Corporation+                             179,594
 7,000   Tower Automotive, Inc.+                       300,125
                                                  ------------
                                                     1,125,938
                                                  ------------
    Banking and Financial Services -- 8.0%
 8,700   Associates First Capital
           Corporation                                 668,813
11,700   BankAmerica Corporation                     1,011,319
22,440   Charter One Financial, Inc.                   755,947
12,600   Chase Manhattan Corporation                   951,300
10,000   Fannie Mae                                    607,500
 7,000   Finova Group, Inc.                            396,375
 4,800   GreenPoint Financial Corporation              180,600
 7,600   MGIC Investment                               433,675
14,000   Norwest Corporation                           523,250
 6,900   Summit Bancorp                                327,750
13,500   U.S. Bancorp                                  580,500
                                                  ------------
                                                     6,437,029
                                                  ------------
    Building Materials -- 0.8%
19,600   Sherwin-Williams Company                      649,250
                                                  ------------
    Business Equipment and Supplies -- 1.0%
14,700   Avery Dennison Corporation                    790,125
                                                  ------------
    Business Services -- 2.1%
 9,200   Automatic Data Processing, Inc.               670,450
 8,000   Equifax, Inc.                                 290,500
 7,100   First Data Corporation                        236,519
11,400   Fiserv, Inc.+                                 484,143
                                                  ------------
                                                     1,681,612
                                                  ------------
    Chemicals -- 0.3%
 6,200   Air Products & Chemicals, Inc.                248,000
                                                  ------------
    Commercial Services -- 1.4%
55,189   Cendant Corporation+                        1,152,070
                                                  ------------
    Computer Hardware, Software
      or Services -- 4.5%
 7,000   BMC Software, Inc.+                           363,563
12,450   CISCO Systems, Inc.+                        1,146,178
10,000   Hewlett-Packard Company                       598,750
 5,400   Honeywell, Inc.                               451,237
10,950   Oracle Corporation+                           268,959
19,400   Parametric Technology Company+                526,225
 4,800   Saville Systems Ireland Plc, ADR+             240,600

                                                  ------------
                                                     3,595,512
                                                  ------------
    Consumer Non-Durables -- 0.4%
 6,700   Newell Company                                333,744
                                                  ------------
    Diversified -- 4.8%
13,500   Textron, Inc.                                 967,781
32,100   Thermo Electron Corporation+                1,097,419
29,300   Tyco International Ltd.                     1,845,900
                                                  ------------
                                                     3,911,100
                                                  ------------
    Drugs -- 2.9%
 9,000   Amgen, Inc.                                   588,375
 5,500   Merck & Company, Inc.                         735,625
 3,400   Pfizer, Inc.                                  369,537
 3,500   Schering-Plough Corporation                   320,687
 4,500   Warner-Lambert Company                        312,188
                                                  ------------
                                                     2,326,412
                                                  ------------
    Electrical Equipment -- 1.6%
 9,500   Emerson Electric Company                      573,562
 7,600   General Electric Company                      691,600
                                                  ------------
                                                     1,265,162
                                                 ------------
    Food and Beverages -- 1.1%
15,300   Sara Lee Corporation                          855,844
                                                  ------------
    Home Furnishings -- 0.5%
15,200   Leggett & Platt, Inc.                         380,000
                                                  ------------
    Household Products -- 0.4%
 9,300   Lancaster Colony Corporation                  352,238
                                                  ------------
    Insurance -- 1.3%
 2,325   American International
           Group, Inc.                                 339,450
 9,200   MBIA, Inc.                                    688,850
                                                  ------------
                                                     1,028,300
                                                  ------------
    Manufactured Housing -- 0.7%
31,000   Clayton Homes, Inc.                           589,000
                                                  ------------
    Medical Services and Supplies -- 3.2%
11,100   Biomet, Inc.                                  366,994
 3,500   Elan Corporation Plc, ADR+                    225,094
17,200   HBO & Company                                 606,300
37,400   HEALTHSOUTH Corporation+                      998,112
 7,800   Stryker Corporation                           299,325
 3,166   Total Renal Care Holdings, Inc.+              109,227
                                                  ------------
                                                     2,605,052
                                                  ------------
    Office Equipment and Supplies -- 0.5%
 8,400   Pitney Bowes, Inc.                            404,250
                                                  ------------
    Oil Equipment and Services -- 2.1%
 4,600   Diamond Offshore Drilling, Inc.               184,000
 5,000   Precision Drilling Corporation+                98,125
 9,912   R&B Falcon Corporation+                       224,259
 4,300   Schlumberger Ltd.                             293,744
13,200   Transocean Offshore, Inc.                     587,400
 6,500   Veritas DGC, Inc.+                            324,593

                                                  ------------
                                                     1,712,121
                                                  ------------
    Publishing -- 0.2%
 3,800   Applied Graphics
           Technologies, Inc.+                         173,850
                                                  ------------
    Real Estate -- 0.6%
 7,000   Equity Corporation International+             168,000
 4,300   Mack-Cali Realty Corporation                  147,813
 3,600   Spieker Properties, Inc.                      139,500
                                                  ------------
                                                       455,313
                                                  ------------
    Recreation -- 0.9%
18,000   Carnival Corporation, Class A                 713,250
                                                  ------------
    Restaurants -- 1.1%
 4,900   Cracker Barrel Old Country
           Store, Inc.                                 155,575
29,800   Wendy's International, Inc.                   700,300
                                                  ------------
                                                       855,875
                                                  ------------
    Retail -- Specialty -- 4.3%
 8,093   Consolidated Stores Corporation+              293,371
10,000   Costco Companies, Inc.+                       630,625
 9,000   General Nutrition Companies, Inc.+            280,125
12,500   Home Depot, Inc.                            1,038,281
27,900   Pier 1 Imports, Inc.                          666,112
 6,800   TJX Companies, Inc.                           164,050
10,200   Walgreen Company                              421,388
                                                  ------------
                                                     3,493,952
                                                  ------------
    Telecommunications -- 3.3%
15,600   Century Telephone Enterprise                  715,650
 3,600   Lucent Technologies                           299,475
 6,800   SBC Communications, Inc.                      272,000
 6,000   Tellabs, Inc.+                                429,750
19,700   WorldCom, Inc.                                954,219
                                                  ------------
                                                     2,671,094
                                                  ------------
    Toys -- 0.5%
 9,250   Mattel, Inc.                                  391,391
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $26,798,662)                                41,485,034
                                                  ------------
ASSET BACKED SECURITIES -- 4.9%
 1,055,000 Advanta Mortgage Loan Trust,
             Series 1997-2, Class A-2,
             7.050% due 05/25/2021                   1,071,680
  200,000  Banc One Credit Card Master
             Trust, Series 1994-C, Class A,
             7.800% due 12/15/2000                     201,644
  500,000  Chase Manhattan Corporation,
             Series 1996-4, Class A,
             6.730% due 02/15/2003                     503,975
  500,000  Racers-Kellogg, Series 1998
             144A,
             5.750% due 02/02/2001                     498,205
  600,000  Residential Accredit Loans,
             Inc., Series 1997-QS5, Class A5,
             7.250% due 06/25/2027                     602,625
  600,000  Residential Asset Securities
             Corporation, Series 1997-KS3,
             Class AI6,
             6.900% due 08/25/2027                     612,360
  400,000  Union Acceptance Corporation,
             Series 1996-C, Class A3,
             6.630% due 10/08/2003++                   407,440
                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,890,233)                                  3,897,929
                                                  ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 1.6%
  750,000  Federal Home Mortgage
             Corporation, Series 1541,
             Class F,
             6.250% due 05/15/2019                     750,270
  550,000  Federal Home Mortgage
             Corporation, Series 1702-A,
             Class PD,
             6.500% due 04/15/2022                     558,151
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $1,280,895)                                  1,308,421
                                                  ------------
CORPORATE BONDS AND NOTES -- 15.5%
    Drugs -- 0.8%
  600,000  Eli Lilly and Company,
             8.375% due 02/07/2005                     670,125
                                                  ------------
    Finance -- 5.1%
  400,000  AT&T Capital Corporation, MTN,
             6.490% due 05/17/1999                     401,652
  500,000  Countrywide Capital III,
             8.050% due 06/15/2027                     563,475
  530,000  Federal National Mortgage
             Association, MTN,
             5.650% due 06/12/2000                     530,164
  140,000  Ford Motor Credit Corporation,
             6.500% due 02/15/2006                     142,324
  400,000  General Electric Capital
             Corporation,
             8.850% due 04/01/2005                     464,476
  500,000  GMAC,
             6.375% due 12/01/2001                     503,975
  540,000  Liberty Mutual Capital
             Corporation, MTN,
             8.100% due 01/14/2005+++                  592,693
  600,000  Pitney Bowes Credit Corporation,
             8.625% due 02/15/2008                     705,450
  150,000  Transamerica Capital III,
             7.625% due 11/15/2037                     160,194
                                                  ------------
                                                     4,064,403
                                                  ------------
    Finance -- Foreign -- 3.3%
  750,000  Abbey National Plc,
             6.700% due 06/29/2049                     755,160
  575,000  Abbey National Treasury,
             7.250% due 03/18/2002                     581,038
  500,000  Swedish Export Credit Corp.,
             6.010% due 06/19/2000                     501,250
   90,000  Union Bank of Switzerland,
             7.250% due 07/15/2006                      96,369
  700,000  Westdeutsche Landesbank,
             6.750% due 06/15/2005                     726,670
                                                  ------------
                                                     2,660,487
                                                  ------------
    Government Agency -- 0.5%
  400,000  Tennessee Valley Authority,
             6.375% due 06/15/2005                     414,976
                                                  ------------
    Government Agency -- Foreign -- 0.7%
  500,000  British Columbia Hydro,
             12.500% due 01/15/2014                    536,580
                                                  ------------
    Industrial -- 2.4%
  600,000  Anheuser Busch Companies,
             9.000% due 12/01/2009                     726,684
  600,000  Harris Corporation,
             6.350% due 02/01/2028                     600,162
  600,000  Wal-Mart Stores,
             8.625% due 04/01/2001                     640,974
                                                  ------------
                                                     1,967,820
                                                  ------------
    Industrial -- Foreign -- 1.3%
  550,000  International Telecommunications
             Satellite,
             8.375% due 10/14/2004                     612,219
  400,000  Investor A/B Group Finance,
             6.250% due 04/07/2003                     400,250
                                                  ------------
                                                     1,012,469
                                                  ------------
    Supranational -- 0.4%
  350,000  African Development Bank, Notes,
             6.750% due 07/30/1999                     353,287
                                                  ------------
    Utility -- Electric -- 1.0%
  500,000  National Rural Utilities,
             6.125% due 05/15/2005                     502,730
  300,000  Puget Sound Energy, Inc.,
             7.020% due 12/01/2027                     310,695
                                                  ------------
                                                       813,425
                                                  ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $12,350,748)                                12,493,572
                                                  ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.9%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 0.5%
           FHLMC:
  164,308  Pool #E62394, Gold,
             7.500% due 09/01/2010                     168,774
  211,226  Pool #200021,
             10.500% due 11/01/2000                    222,170
                                                  ------------
                                                       390,944
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 3.1%
           FNMA:
1,000,000  Series 1993-183 Class H,
             6.500% due 03/25/2022                   1,014,580
  500,000  Pool #380137,
             7.280% due 03/01/2008                     540,000
  342,097  Pool #303105,
             11.000% due 11/01/2020                    376,995
  545,911  Pool #100081,
             11.500% due 08/01/2016                    612,446
                                                  ------------
                                                     2,544,021
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 0.3%
           GNMA:
  205,559  Pool #780584,
             7.000% due 06/15/2027                     209,579
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $3,130,984)                                  3,144,544
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 14.2%
    U.S. Treasury Bonds -- 5.1%
 3,525,000 6.875% due 08/15/2025                     4,080,046
                                                  ------------
    U.S. Treasury Notes -- 9.1%
  500,000  6.250% due 02/15/2007                       523,375
1,795,000  7.500% due 11/15/2001                     1,900,008
4,410,000  7.875% due 11/15/2004                     4,950,798
                                                  ------------
                                                     7,374,181
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,880,056)                                11,454,227
                                                  ------------
  REPURCHASE AGREEMENT -- 8.3%
  (Cost  $6,707,000)
$6,707,000  Agreement with State Street Bank
              and Trust Company, 5.800% dated
              06/30/1998, to be repurchased at
              $6,708,081 on 07/01/1998,
              collateralized by $6,835,000
              U.S. Treasury Note, 5.625%
              maturing 12/31/1999 (value
              $6,843,544)                          $ 6,707,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $20,597,198)                     25.6%      20,597,198
                                                  ------------
TOTAL INVESTMENTS
  (Cost $85,635,776*)                    125.5%    101,087,925
OTHER ASSETS AND
  LIABILITIES (Net)                      (25.5)   (20,519,931)
                                          ----    ------------
NET ASSETS                               100.0%   $ 80,567,994
                                          ====    ============

---------

  * Aggregate cost for Federal tax purposes is $85,643,056.
 ** As of June 30, 1998, the market value of the securities on loan is $19,915,995. Collateral received for securities loaned includes $542,500 in U.S. government securities and the remaining $20,054,698 invested in Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Floating rate note. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
ADR  -- American Depository Receipt
MTN  -- Medium Term Note

                      See Notes to Financial Statements.

Munder Growth & Income Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 85.0%
    Automobile Parts & Equipment -- 2.1%
 97,000  Johnson Controls, Inc.                    $ 5,547,188
    Banking and Finance -- 16.3%
 85,500  Banc One Corporation                        4,771,969
 84,000  Federal National Mortgage
           Association                               5,103,000
172,000  First Security Corporation                  3,681,875
100,800  National City Corporation                   7,156,800
122,000  Norwest Corporation                         4,559,750
 73,400  PNC Bank Corporation                        3,949,837
 60,500  Summit Bancorp                              2,873,750
120,000  U.S. Bancorp                                5,160,000
134,000  Washington Mutual, Inc.                     5,820,625
                                                  ------------
                                                    43,077,606
                                                  ------------
    Chemicals -- 4.1%
 98,074  Avery Dennison Corporation                  5,271,477
 86,000  Imperial Chemical Industries
           Plc, ADR                                  5,547,000
                                                  ------------
                                                    10,818,477
                                                  ------------
    Computer Software -- 2.0%
143,000  Dun & Bradstreet Corporation                5,165,875
                                                  ------------
    Drugs -- 4.4%
124,000  American Home Products
           Corporation                               6,417,000
 38,300  Merck & Co., Inc.                           5,122,625
                                                 ------------
                                                    11,539,625
                                                  ------------
    Drugs & Health Care -- 2.1%
 48,000  Bristol-Myers Squibb Company                5,517,000
                                                  ------------
    Electrical Equipment -- 1.6%
 46,000  General Electric Company                    4,186,000
                                                  ------------
    Electrical Machinery -- 1.7%
 81,000  Cooper Industries, Inc.                     4,449,938
                                                  ------------
    Food and Beverages -- 5.3%
 67,000  General Mills, Inc.                         4,581,125
 80,000  Sara Lee Corporation                        4,475,000
197,000  Sysco Corporation                           5,048,125
                                                  ------------
                                                   14,104,250
                                                  ------------
    Holding Companies -- Diversified -- 1.9%
 69,300  Textron, Inc.                               4,967,944
                                                  ------------
    Hotels -- 0.8%
 44,000  Starwood Lodging Trust                      2,125,750
                                                  ------------
    Insurance -- 2.0%
 59,000  Lincoln National Corporation                5,391,125
                                                  ------------
    Machinery & Heavy Equipment -- 1.5%
 76,000  Deere & Company                             4,018,500
                                                  ------------
    Office Equipment and Supplies -- 3.4%
 76,000  Pitney Bowes, Inc.                          3,657,500
 51,000  Xerox Corporation                           5,182,875
                                                  ------------
                                                     8,840,375
                                                  ------------
    Oil and Petroleum -- 3.9%
 35,511  British Petroleum Company Plc,
           ADR                                       3,133,846
 56,000  Exxon Corporation                           3,993,500
 41,000  Mobil Corporation                           3,141,625
                                                  ------------
                                                    10,268,971
                                                  ------------
    Paper -- 3.0%
124,000  Consolidated Papers, Inc.                   3,379,000
145,000  Mead Corporation                            4,603,750
                                                  ------------
                                                     7,982,750
                                                  ------------
    Printing and Publishing -- 3.4%
 76,000  Donnelley (R.R.) & Sons
           Company                                   3,477,000
 67,000  McGraw-Hill, Inc.                           5,464,687
                                                  ------------
                                                     8,941,687
                                                  ------------
    Real Estate -- 5.2%
100,000  Brandywine Realty Trust                     2,237,500
101,300  FelCor Suite Hotels, Inc.                   3,178,288
 81,700  Health Care Property Investors,
           Inc.                                      2,946,306
135,000  Prentiss Properties Trust                   3,282,187
 56,750  Spieker Properties, Inc.                    2,199,063
                                                  ------------
                                                    13,843,344
                                                  ------------
    Retail -- Store -- 4.1%
   70,000  Penney (J.C.) Company, Inc.               5,061,875
   93,000  Sears, Roebuck & Company                  5,678,812
                                                  ------------
                                                    10,740,687
                                                  ------------
    Telecommunications -- 5.8%
   76,000  AT & T Corporation                        4,341,500
  124,000  Bell Atlantic Corporation                 5,657,500
   80,000  BellSouth Corporation                     5,370,000
                                                  ------------
                                                    15,369,000
                                                  ------------
    Utilities -- Electric -- 4.2%
128,000 Consolidated Edison   Company                5,896,000
116,300 New Century Energies, Inc.                   5,284,381
                                                  ------------
                                                    11,180,381
                                                  ------------
    Utilities -- Natural Gas -- 6.2%
  161,862  El Paso Natural Gas Company               6,191,222
  215,671  MCN Corporation Holding
              Company                                5,364,816
  116,000  Texas Utilities Company                   4,828,500
                                                  ------------
                                                    16,384,538
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $177,635,312)                              224,461,011
                                                  ------------
Principal
Amount
-----------

CONVERTIBLE BONDS AND NOTES -- 3.2%
$4,350,000 Home Depot, Inc., Conv. Sub. Note,
             3.250% due 10/01/2001                   7,993,125
  555,000  Thermo Instrument Systems, Inc.,
             Conv. Sub. Note,
             4.000% due 01/15/2005+                    549,450
                                                  ------------
TOTAL CONVERTIBLE BONDS AND NOTES
  (Cost $4,906,770)                                  8,542,575
                                                  ------------
CONVERTIBLE PREFERRED STOCKS -- 7.5%
 88,000  AirTouch Communications, Inc.,
           Series C 4.250% Conv. Pfd.                7,260,000
 63,000  Cendant Corporation
           7.50% Conv. Pfd.                          2,358,562
 96,700  El Paso Energy Capital Trust I
           4.750%, Conv. Pfd.                        5,125,100
 93,000  Wendys Financial I
           5.000%, Conv. Pfd.                        5,115,000
                                                  ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $16,470,130)                                19,858,662
                                                  ------------
Principal
Amount
-----------
REPURCHASE AGREEMENT -- 4.3%
  (Cost $11,454,000)
$11,454,000 Agreement with State Street Bank
              and Trust Company, 5.800% dated
              06/30/1998, to be repurchased at
              $11,455,845 on 07/01/1998,
              collateralized by $11,130,000
              U.S. Treasury Bond, 6.625%
              maturing 03/31/2002
              (value $11,686,500)                   11,454,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $42,018,892)                      15.9%     42,018,892
                                                  ------------
TOTAL INVESTMENTS
  (Cost $252,485,104*)                   115.9%    306,335,140

OTHER ASSETS AND
  LIABILITIES (Net)                      (15.9)    (42,092,508)
                                         ------    ------------
NET ASSETS                               100.0%   $264,242,632
                                          ====    ============

---------

*  Aggregate cost for Federal tax purposes is $210,436,644.
** As of June 30, 1998, the market value of the securities on loan is $40,621,579. Collateral received for securities loaned includes $1,026,375 in U.S government securities and the remaining $40,992,517 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Index 500 Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 97.4%
    Advertising -- 0.2%
12,250   Interpublic Group of
           Companies, Inc.                           $ 743,422
15,300   Omnicom Group, Inc.                           763,087
                                                  ------------
                                                     1,506,509
                                                  ------------
    Aerospace -- 1.1%
90,898   Boeing Company                              4,050,642
11,400   General Dynamics Corporation                  530,100
17,571   Lockheed Martin Corporation                 1,860,330
 5,800   Northrop Grumman Corporation                  598,125
20,500   United Technologies
           Corporation                               1,896,250
                                                  ------------
                                                     8,935,447
                                                  ------------
    Airlines -- 0.4%
16,400   AMR Corporation+                            1,365,300
 6,800   Delta Air Lines, Inc.                         878,900
20,050   Southwest Airlines Company                    593,981
 9,100   US Airways Group, Inc.+                       721,175
                                                  ------------
                                                     3,559,356
                                                  ------------
    Apparel -- 0.3%
 6,300   Fruit Of The Loom, Inc.+                      209,081
 6,000   Liz Claiborne, Inc.                           313,500
25,600   NIKE, Inc., Class B                         1,246,400
 4,800   Reebok International Ltd.+                    132,900
10,800   V.F. Corporation                              556,200
                                                  ------------
                                                     2,458,081
                                                  ------------
    Automobiles -- 1.7%
58,100   Chrysler Corporation                        3,275,388
109,100  Ford Motor Company                          6,436,900
62,200   General Motors Corporation                  4,155,737
 6,280   Navistar International
           Corporation+                                181,335
                                                  ------------
                                                    14,049,360
                                                  ------------
    Automobile Parts & Equipment -- 0.4%
13,700   AutoZone, Inc.+                               437,544
 3,300   Cummins Engine, Inc.                          169,125
 9,300   Dana Corporation                              497,550
 5,400   Echlin, Inc.                                  264,937
16,125   Genuine Parts Company                         557,320
 7,600   Johnson Controls, Inc.                        434,625
 5,400   Pep Boys -- Manny, Moe & Jack                 102,263
11,000   TRW, Inc.                                     600,875
                                                  ------------
                                                     3,064,239
                                                  ------------
    Banks -- 9.3%
63,125   Banc One Corporation                        3,523,164
33,800   Bank of New York, Inc.                      2,051,237
61,432   BankAmerica Corporation                     5,310,028
26,400   BankBoston                                  1,468,500
 8,477   Bankers Trust New York
           Corporation                                 983,862
12,500   BB&T Corporation                              845,313
76,768   Chase Manhattan Corporation                 5,795,984
40,600   Citicorp                                    6,059,550
14,050   Comerica, Inc.                                930,813
20,925   Fifth Third Bancorporation                  1,318,275
25,831   First Chicago Corporation                   2,289,272
87,134   First Union Corporation                     5,075,555
25,590   Fleet Financial Group, Inc.                 2,136,765
17,300   Huntington Bancshares, Inc.                   579,550
39,600   KeyCorp                                     1,410,750
45,068   MBNA Corporation                            1,487,244
23,400   Mellon Bank Corporation                     1,629,225
12,000   Mercantile Bancorporation, Inc.               604,500
16,000   Morgan (J.P.) & Company, Inc.               1,874,000
53,989   Morgan Stanley, Dean Witter,
           Discover and Company                      4,933,245
29,200   National City Corporation                   2,073,200
86,159   NationsBank Corporation                     6,591,163
10,000   Northern Trust Corporation                    762,500
68,100   Norwest Corporation                         2,545,237
26,800   PNC Bank Corporation                        1,442,175
 9,400   Republic New York Corporation                 591,613
14,500   State Street Corporation                    1,007,750
16,000   Summit Bancorp                                760,000
19,000   SunTrust Banks, Inc.                        1,544,938
23,700   Synovus Financial Corporation                 562,875
66,779   U.S. Bancorp                                2,871,497
18,535   Wachovia Corporation                        1,566,208
34,860   Washington Mutual, Inc.                     1,514,231
 7,566   Wells Fargo & Company                       2,791,854
                                                  ------------
                                                    76,932,073
                                                  ------------
    Broadcasting -- 0.7%
64,600   CBS Corporation                             2,051,050
10,900   Clear Channel Communications+               1,189,462
54,800   MediaOne Group, Inc.                        2,407,775
 4,600   Meredith Corporation                          215,913
                                                  ------------
                                                     5,864,200
                                                  ------------
    Building Materials -- 0.9%
 5,200   Centex Corporation                            196,300
 4,050   Crane Company                                 196,678
 3,000   Fleetwood Enterprises                         120,000
66,123   Home Depot, Inc.                            5,492,342
 3,300   Kaufman & Broad Home
           Corporation                                 104,775
15,300   Masco Corporation                             925,650
10,933   Pall Corporation                              224,126
 3,800   Pulte Corporation                             113,525
                                                  ------------
                                                     7,373,396
                                                  ------------
    Business Equipment and Supplies -- 1.8%
10,500   Avery Dennison Corporation                    564,375
11,900   Ikon Office Solutions                         173,294
85,400   International Business
           Machines Corporation                      9,804,987
25,500   Pitney Bowes, Inc.                          1,227,188
29,500   Xerox Corporation                           2,997,937
                                                  ------------
                                                    14,767,781
                                                  ------------
    Business Services -- 0.2%
76,513   Cendant Corporation+                        1,597,209
 7,000   Deluxe Corporation                            250,687
 7,700   Moore Corporation Ltd.                        102,025
                                                  ------------
                                                     1,949,921
                                                  ------------
    Chemicals and Plastics -- 2.8%
21,100   Air Products & Chemicals, Inc.                844,000
19,950   Dow Chemical Company                        1,928,916
101,500  dupont (E.I.) de Nemours &
           Company                                   7,574,437
 7,075   Eastman Chemical Company                      440,419
11,600   Ecolab, Inc.                                  359,600
12,950   Engelhard Corporation                         262,238
 3,100   FMC Corporation+                              211,381
 5,100   Great Lakes Chemical
           Corporation                                 201,131
 8,500   Hercules, Inc.                                349,562
 4,000   Kerr-McGee Corporation                        231,500
 6,300   Mallinckrodt Group, Inc.                      187,031
36,400   Minnesota Mining &
           Manufacturing Company                     2,991,625
53,900   Monsanto Company                            3,011,662
11,900   Morton International, Inc.                    297,500
 5,800   Nalco Chemical Company                        203,725
 1,275   Octel Corporation+                             25,341
14,200   Praxair, Inc.                                 664,737
 7,400   Raychem Corporation                           218,763
17,900   Rockwell International
           Corporation                                 860,319
 5,200   Rohm & Haas Company                           540,475
 9,012   Sigma-Aldrich Corporation                     316,547
 6,000   Union Camp Corporation                        297,750
12,200   Union Carbide Corporation                     651,175
 6,800   W R Grace & Company+                          116,025
                                                  ------------
                                                    22,785,859
                                                  ------------
    Coal -- 0.2%
19,700   CSX Corporation                               896,350
 1,800   Eastern Enterprises                            77,175
 7,200   Fluor Corporation                             367,200
                                                  ------------
                                                     1,340,725
                                                  ------------
    Communication Equipment -- 1.2%
13,900   Cabletron Systems, Inc.+                      186,781
86,600   GTE Corporation                             4,817,125
 7,200   Harris Corporation                            321,750
53,800   Motorola, Inc.                              2,827,862
14,500   National Semiconductor
           Corporation+                                191,219
 7,000   Scientific-Atlanta, Inc.                      177,625
16,400   Tellabs, Inc.+                              1,174,650
                                                  ------------
                                                     9,697,012
                                                  ------------
    Computer Hardware, Software
      or Services -- 7.8%
32,000   3COM Corporation+                             982,000
 6,300   Adobe Systems, Inc.                           267,356
12,900   Advanced Micro Devices, Inc.+                 220,106
19,424   AMP, Inc.                                     667,700
11,700   Apple Computer, Inc.+                         335,644
 4,200   Autodesk, Inc.                                162,225
27,100   Automatic Data Processing, Inc.             1,974,912
20,000   Bay Networks, Inc.+                           645,000
 6,800   Ceridian Corporation+                         399,500
92,050   CISCO Systems, Inc.+                        8,474,353
148,624  Compaq Computer Corporation                 4,217,192
49,075   Computer Associates
           International, Inc.                       2,726,730
13,700   Computer Sciences Corporation                 876,800
 4,200   Data General Corporation+                      62,738
57,900   Dell Computer Corporation+                  5,373,844
14,000   Gateway 2000, Inc.+                           708,750
93,200   Hewlett Packard Company                     5,580,350
11,000   Honeywell, Inc.                               919,187
221,600  Microsoft Corporation+                     24,015,900
31,600   Novell, Inc.+                                 402,900
87,550   Oracle Systems Corporation+                 2,150,447
24,300   Parametric Technology
           Corporation+                                659,137
21,900   Seagate Technologies, Inc.+                   521,494
17,000   Silicon Graphics, Inc.+                       206,125
34,100   Sun Microsystems, Inc.+                     1,481,219
22,600   Unisys Corporation+                           638,450
                                                  ------------
                                                    64,670,059
                                                  ------------
    Computer -- Semiconductors -- 1.8%
32,900   Applied Materials+                            970,550
44,800   EMC Corporation+                            2,007,600
152,500  Intel Corporation                          11,304,062
12,500   LSI Logic Corporation+                        288,281
19,100   Micron Technology, Inc.+                      473,919
                                                  ------------
                                                    15,044,412
                                                  ------------
    Consumer Non-Durables -- 3.6%
20,900   Corning, Inc.                                 726,275
293,000  General Electric Company                   26,663,000
 8,800   Grainger (W.W.), Inc.                         438,350
30,800   Lowe's Companies, Inc.                      1,249,325
14,300   Newell Company                                712,319
                                                  ------------
                                                    29,789,269
                                                  ------------
    Consumer Services-- 0.2%
 9,300   Block (H & R), Inc.                           391,763
 5,450   Manor Care, Inc.                              209,484
23,000   Service Corporation
           International                               986,125
                                                  ------------
                                                     1,587,372
                                                  ------------
    Consumer Staples -- 0.1%
22,000   Pioneer Hi-Bred
           International, Inc.                         910,250
                                                  ------------
    Containers -- 0.2%
 2,400   Ball Corporation                               96,450
11,000   Crown Cork & Seal Company, Inc.               522,500
13,900   Owens-Illinois, Inc,+                         622,025
 7,369   Sealed Air Corporation+                       270,811
                                                  ------------
                                                     1,511,786
                                                  ------------
    Cosmetics -- Toiletry -- 0.1%
 4,800   Alberto-Culver Company, Class                 139,200
11,700   Avon Products, Inc.                           906,750
                                                  ------------
                                                     1,045,950
                                                  ------------
    Diversified -- 1.9%
 2,300   Aeroquip-Vickers, Inc.                        134,263
50,800   AlliedSignal Corporation                    2,254,250
14,640   Cognizant Corporation                         922,320
15,600   Fortune Brands, Inc.                          599,625
10,300   Loews Corporation                             897,387
30,500   Raytheon Company, Class B                   1,803,312
14,500   Textron, Inc.                               1,039,469
14,300   Thermo Electron Corporation+                  488,881
52,431   Tyco International Ltd.                     3,303,153
57,600   Unilever NV                                 4,546,800
                                                  ------------
                                                    15,989,460
                                                  ------------
    Electrical Equipment -- 0.4%
10,900   Cooper Industries, Inc.                       598,819
 3,600   Foster Wheeler Corporation                     77,175
 4,400   General Signal Corporation                    158,400
 4,350   Tektronix, Inc.                               153,881
35,100   Texas Instruments, Inc.                     2,046,769
 4,700   Thomas & Betts Corporation                    231,475
                                                  ------------
                                                     3,266,519
                                                  ------------
    Electronics -- 0.4%
 6,600   Eaton Corporation                             513,150
 4,000   EG & G, Inc.                                  120,000
39,800   Emerson Electric Company                    2,402,925
 7,800   KLA-Tencor Corporation+                       215,962
 9,200   Tandy Corporation                             488,175
                                                  ------------
                                                     3,740,212
                                                  ------------
    Energy and Resources -- 0.2%
15,965   Burlington Resources, Inc.                    687,493
15,800   Dresser Industries, Inc.                      696,187
21,278   Sempra Energy+                                590,465
                                                  ------------
                                                     1,974,145
                                                  ------------
    Entertainment -- 1.6%
 8,900   Brunswick Corporation                         220,275
61,336   Disney (Walt) Company                       6,444,114
 6,100   Harcourt General Corporation                  362,950
11,900   Hasbro, Inc.                                  467,819
 6,400   King World Productions, Inc.                  163,200
26,411   Mattel, Inc.                                1,117,515
53,100   Time Warner, Inc.                           4,536,731
                                                  ------------
                                                    13,312,604
                                                  ------------
    Financial Services -- 4.3%
41,500   American Express Company                    4,731,000
22,828   American General Corporation                1,625,068
31,175   Associates First Capital
           Corporation                               2,396,577
 4,600   Beneficial Corporation                        704,662
 5,900   Capital One Financial
           Corporation                                 732,765
 9,600   Countrywide Credit Industries                 487,200
 8,200   Dow Jones & Company, Inc.                     457,150
13,000   Equifax, Inc.                                 472,063
93,200   Fannie Mae                                  5,661,900
61,100   Federal Home Loan Mortgage
           Corporation                               2,875,519
40,192   First Data Corporation                      1,338,896
12,000   Green Tree Financial
           Corporation                                 513,750
29,000   Household International, Inc.               1,442,750
10,700   Lehman Brothers Holdings, Inc.                829,919
31,100   Merrill Lynch & Company, Inc.               2,868,975
24,000   Schwab (Charles) Corporation                  780,000
15,300   SLM Holding Corporation                       749,853
 4,900   Temple-Inland, Inc.                           263,988
103,412  Travelers Group, Inc.                       6,269,352
                                                  ------------
                                                    35,201,387
                                                  ------------
    Food and Beverages -- 6.3%
 22,100  Albertson's, Inc.                           1,145,056
 43,700  Anheuser-Busch Companies, Inc.              2,062,094
 26,000  Bestfoods                                   1,509,625
 40,800  Campbell Soup Company                       2,167,500
222,100  Coca-Cola Company                          18,989,550
 43,250  ConAgra, Inc.                               1,370,484
  3,100  Coors (Adolph) Company, Class B               105,400
 32,900  Heinz (H.J.) Company                        1,846,512
 12,900  Hershey Foods Corporation                     890,100
 36,800  Kellogg Company                             1,382,300
 34,100  PepsiCo, Inc.                               5,523,244
218,500  Philip Morris Cos, Inc.                     8,603,437
 12,200  Quaker Oats Company                           670,238
  9,500  Ralston-Purina Company                      1,109,719
 42,000  Sara Lee Corporation                        2,349,375
 31,300  Seagram Company Ltd.                        1,281,344
 16,700  UST, Inc.                                     450,900
 10,500  Wrigley (Wm) Jr. Company                    1,029,000
                                                  ------------
                                                    52,485,878
                                                  ------------
    Food Distribution -- 0.6%
51,314   Archer-Daniels-Midland
           Company                                     994,209
14,200   General Mills, Inc.                           970,925
 3,300   Great Atlantic & Pacific Tea
           Company, Inc.                               109,106
23,000   Kroger Company+                               986,125
 5,300   Supervalu, Inc.                               235,188
30,200   Sysco Corporation                             773,875
13,100   Winn Dixie Stores, Inc.                       670,556
                                                  ------------
                                                     4,739,984
                                                  ------------
    Glass Products -- 0.2%
 4,600   Owens Corning Fiberglass
           Corporation                                 187,738
16,000   PPG Industries, Inc.                        1,113,000
                                                  ------------
                                                     1,300,738
                                                  ------------
    Health Care Facilities -- 0.4%
57,877   Columbia/HCA Healthcare
           Corporation                               1,685,668
15,000   Humana, Inc.+                                 467,812
27,700   Tenet Healthcare Corporation+                 865,625
                                                  ------------
                                                     3,019,105
                                                  ------------
    Health Care Products -- 4.1%
138,800  Abbott Laboratories                         5,673,450
 5,600   Allergan, Inc.                                259,700
 4,800   Bausch & Lomb, Inc.                           240,600
11,100   Becton, Dickinson & Company                   861,638
107,500  Merck & Co., Inc.                          14,378,125
117,400  Pfizer, Inc.                               12,759,912
                                                  ------------
                                                    34,173,425
                                                  ------------
    Holding Companies-- 0.2%
 8,600   Providian, LLC                                675,637
20,900   Public Service Enterprise                     719,744
                                                  ------------
                                                     1,395,381
                                                  ------------
    Home Appliances -- 0.4%
 8,500   Black & Decker Corporation                    518,500
22,500   Illinois Tool Works, Inc.                   1,500,469
 8,400   Maytag Corporation                            414,750
 5,150   Snap-On, Inc.                                 186,688
 7,700   Stanley Works                                 320,031
 6,500   Whirlpool Corporation                         446,875
                                                  ------------
                                                     3,387,313
                                                  ------------
    Home Furnishings and Housewares -- 0.8%
118,000  American Home Products
           Corporation                               6,106,500
 3,600   Armstrong World                               242,550
13,200   Rubbermaid, Inc.                              438,075
 1,800   Springs Industries, Inc.                       83,025
 5,400   Tupperware Corporation                        151,875
                                                  ------------
                                                     7,022,025
                                                  ------------
    Hotels and Restaurants -- 0.9%
13,100   Darden Restaurants, Inc.                      207,963
 9,100   Harrah's Entertainment
           Corporation+                                211,575
22,000   Hilton Hotels Corporation                     627,000
23,000   Marriott International, Inc.                  744,625
61,800   McDonald's Corporation                      4,264,200
15,800   Mirage Resorts, Inc.+                         336,737
13,740   Tricon Global Restaurants, Inc.+              435,386
11,700   Wendy's International, Inc.                   274,950
                                                  ------------
                                                     7,102,436
                                                  ------------
    Insurance -- 3.8%
12,914   Aetna Life & Casualty Company                 983,078
37,760   Allstate Corporation                        3,457,400
62,914   American International
           Group, Inc.                               9,185,444
15,150   AON Corporation                             1,064,288
14,900   Chubb Corporation                           1,197,587
19,500   CIGNA Corporation                           1,345,500
15,000   Cincinnati Financial
           Corporation                                 575,625
16,500   Conseco, Inc.                                 771,375
 6,800   General Re Corporation                      1,723,800
10,600   Hartford Financial Services
           Group, Inc.                               1,212,375
 9,250   Jefferson-Pilot Corporation                   535,922
 8,700   Lincoln National Corporation                  794,963
23,100   Marsh & McLennan
           Companies, Inc.                           1,396,106
 8,800   MBIA, Inc.                                    658,900
10,300   MGIC Investment Corporation                   587,744
 6,200   Progressive Corporation                       874,200
12,400   SAFECO Corporation                            563,425
21,058   St. Paul Companies, Inc.                      885,752
17,600   SunAmerica, Inc.                            1,010,900
12,300   Torchmark, Inc.                               562,725
 5,400   Transamerica Corporation                      621,675
17,300   United Healthcare Corporation               1,098,550
12,400   UNUM Corporation                              688,200
                                                  ------------
                                                    31,795,534
                                                  ------------
    Investment Companies -- 0.2%
10,200   Bear Stearns Companies, Inc.                  580,227
22,800   Franklin Resources, Inc.                    1,231,200
                                                  ------------
                                                     1,811,427
                                                  ------------
    Machinery and Heavy Equipment -- 0.6%
32,800   Caterpillar, Inc.                           1,734,300
 3,500   Cincinnati Milacron, Inc.                      85,094
22,000   Deere & Company                             1,163,250
20,100   Dover Corporation                             688,425
14,550   Ingersoll-Rand Company                        641,109
 9,950   Parker-Hannifin Corporation                   379,344
                                                  ------------
                                                     4,691,522
                                                  ------------
    Manufacturing -- 0.6%
20,450   Alcan Aluminum Ltd.                           564,931
15,000   Aluminum Company of America                   989,063
17,500   Boston Scientific Corporation+              1,253,437
 2,200   Briggs & Stratton Corporation                  82,363
 6,000   Brown-Forman Corporation, Class B             385,500
 6,500   Case Corporation                              313,625
 7,040   PACCAR, Inc.                                  367,840
 6,400   Reynolds Metals Company                       358,000
15,600   Sherwin-Williams Company                      516,750
                                                  ------------
                                                     4,831,509
                                                  ------------
    Medical Instruments, Services,
      and Supplies -- 2.2%
 4,900   Bard (C.R.), Inc.                             186,506
25,300   Baxter International, Inc.                  1,361,456
10,100   Biomet, Inc.                                  333,931
 9,700   Cardinal Health, Inc.                         909,375
13,600   Guidant Corporation                           969,850
38,600   HBO & Company                               1,360,650
35,989   HEALTHSOUTH Corporation+                      960,456
120,900  Johnson & Johnson Company                   8,916,375
42,200   Medtronic, Inc.                             2,690,250
 2,100   Shared Medical Systems
           Corporation                                 154,219
 8,050   St. Jude Medical, Inc.+                       296,341
 6,700   United States Surgical
           Corporation                                 305,688
                                                  ------------
                                                    18,445,097
                                                  ------------
    Metals and Mining -- 0.4%
17,727   Allegheny Teldyne, Inc.                       405,505
 3,600   ASARCO, Inc.                                   80,100
33,500   Barrick Gold Corporation                      642,781
20,700   Battle Mountain Gold Company                  122,906
 8,100   Cyprus Amax Minerals Company                  107,325
17,000   Freeport McMoRan Copper &
           Gold, Class B                               258,188
19,000   Homestake Mining Company                      197,125
14,700   Inco Ltd.                                     200,288
   900   NACCO Industries Inc., Class A                116,325
13,755   Newmont Mining Corporation                    324,962
 5,100   Phelps Dodge Corporation                      291,656
22,500   Placer Dome, Inc.                             264,375
                                                  ------------
                                                     3,011,536
                                                  ------------
    Natural Gas -- 0.4%
 7,200   Columbia Gas System, Inc.                     400,500
 8,600   Consolidated Natural Gas
           Company                                     506,325
29,565   Enron Corporation                           1,598,358
 4,200   NICOR, Inc.                                   168,525
 2,700   ONOEK, Inc.                                   107,663
 9,900   Sonat, Inc.                                   382,387
                                                  ------------
                                                     3,163,758
                                                  ------------
    News and Publishing -- 0.8%
25,600   Gannett Company, Inc.                       1,819,200
50,094   Kimberly-Clark Corporation                  2,298,062
 7,300   Knight-Ridder, Inc.                           401,956
 8,600   New York Times Company, Class A               681,550
 8,100   Times Mirror Company (New),
           Class A                                     509,288
11,000   Tribune Company                               756,937
                                                  ------------
                                                     6,466,993
                                                  ------------
    Oil -- 6.6%
 8,000   Amerada Hess Corporation                      434,500
86,300   Amoco Corporation                           3,592,237
 8,900   Apache Corporation                            280,350
 6,500   Ashland, Inc.                                 335,563
28,900   Atlantic Richfield Company                  2,257,812
15,300   Baker Hughes, Inc.                            528,806
58,800   Chevron Corporation                         4,884,075
 9,400   Coastal Corporation                           656,237
220,000  Exxon Corporation                          15,688,750
23,700   Halliburton Company                         1,056,131
 9,700   Louisiana Land & Exploration
           Company                                     177,025
 5,400   McDermott International, Inc.                 185,963
70,300   Mobil Corporation                           5,386,737
33,000   Occidental Petroleum
           Corporation                                 891,000
 9,500   Oryx Energy Company+                          210,188
 4,100   Pennzoil Company                              207,563
23,500   Phillips Petroleum Company                  1,132,406
192,800  Royal Dutch Petroleum
           Company                                  10,567,850
15,000   Tenneco, Inc.                                 570,938
48,700   Texaco, Inc.                                2,906,781
22,200   Union Pacific Corporation                     979,575
22,355   Union Pacific Resources Group                 392,610
21,600   Unocal Corporation                            772,200
26,000   USX-Marathon Group                            892,125
                                                  ------------
                                                    54,987,422
                                                  ------------
    Oil Equipment and Services -- 0.4%
 4,400   Helmerich & Payne, Inc.                        97,900
44,900   Schlumberger Ltd.                           3,067,231
 4,600   Western Atlas, Inc.                           390,425
                                                  ------------
                                                     3,555,556
                                                  ------------
    Paper and Forest Products -- 0.6%
 4,600   Bemis Company, Inc.                           188,025
 4,800   Boise Cascade Corporation                     157,200
 8,700   Champion International
           Corporation                                 427,931
19,825   Fort James Corporation                        882,212
 8,000   Georgia-Pacific Corporation                   471,500
 4,300   Harnischfeger Industries, Inc.                121,744
27,619   International Paper Company                 1,187,617
 9,300   Mead Corporation                              295,275
 2,300   Potlatch Corporation                           96,600
 8,981   Stone Container Corporation                   140,328
17,550   Weyerhaeuser Company                          810,591
10,000   Willamette Indutries, Inc.                    320,000
                                                  ------------
                                                     5,099,023
                                                  ------------
    Personal Items -- 3.0%
 26,600  Colgate-Palmolive Company                   2,340,800
101,020  Gillette Company                            5,726,571
  9,400  International Flavors &
           Fragrances, Inc.                            408,313
  3,400  Jostens, Inc.                                  81,175
120,600  Procter & Gamble Company                   10,982,137
 73,700  Warner-Lambert Company                      5,112,938
                                                  ------------
                                                    24,651,934
                                                  ------------
    Petroleum Refining -- 0.3%
 5,100   Anadarko Petroleum
           Corporation                                 342,656
 7,800   Rowan Companies+                              151,613
 8,400   Sun Company                                   326,025
38,100   Williams Companies, Inc.                    1,285,875
                                                  ------------
                                                     2,106,169
                                                  ------------
    Pharmaceuticals -- 3.1%
 7,800   ALZA Corporation                              337,350
89,520   Bristol-Myers Squibb Company               10,289,205
99,600   Lilly (Eli) & Company                       6,579,825
45,720   Pharmacia & Upjohn, Inc.                    2,108,835
66,000   Schering-Plough Corporation                 6,047,250
                                                  ------------
                                                    25,362,465
                                                  ------------
    Photographic Equipment and Supplies -- 0.3%
29,000   Eastman Kodak Company                       2,118,812
 3,950   Polaroid Corporation                          140,472
                                                  ------------
                                                     2,259,284
                                                  ------------
    Printing and Publishing -- 0.3%
 6,500   American Greetings
           Corporation, Class A                        331,094
12,600   Donnelley (R.R.) & Sons
           Company                                     576,450
15,440   Dun & Bradstreet Corporation+                 557,770
 8,900   McGraw-Hill, Inc.                             725,906
 9,150   Westvaco Corporation                          258,488
                                                  ------------
                                                     2,449,708
                                                  ------------
    Railroads -- 0.1%
34,100   Norfolk Southern Corporation                1,016,606
                                                  ------------
    Research and Development -- 0.2%
22,900   Amgen, Inc.                                 1,497,088
                                                  ------------
    Retail -- Store -- 4.0%
   271   Abercrombie and Fitch
           Company+                                     11,924
24,600   American Stores Company                       595,012
 8,900   Circuit City Stores --
           Circuit City Group                          417,187
 9,480   Consolidated Stores
           Corporation+                                343,650
19,417   Costco Companies, Inc.+                     1,224,485
34,582   CVS Corporation                             1,346,537
39,300   Dayton Hudson Corporation                   1,906,050
 9,800   Dillard's, Inc.                               406,088
18,900   Federated Department Store+                 1,017,056
35,350   Gap, Inc.                                   2,178,444
43,900   K mart Corporation+                           845,075
20,464   Limited, Inc.                                 677,870
 3,400   Longs Drug Stores Company                      98,175
20,800   May Department Stores Company               1,362,400
 6,800   Nordstrom, Inc.                               525,300
22,600   Penney (J.C.) Company, Inc.                 1,634,262
23,200   Rite Aid Corporation                          871,450
 3,200   Russell Corporation                            96,600
35,200   Sears, Roebuck & Company                    2,149,400
28,800   TJX Companies, Inc.                           694,800
24,950   Toys R Us, Inc.+                              587,884
11,900   Venator Group, Inc.+                          227,588
202,000  Wal-Mart Stores, Inc.                      12,271,500
44,700   Walgreen Company                            1,846,669
                                                  ------------
                                                    33,335,406
                                                  ------------
    Savings and Loan Associations -- 0.1%
 9,912   Ahmanson (H.F.) Company                       703,752
 4,900   Golden West Financial
           Corporation                                 520,931
                                                  ------------
                                                     1,224,683
                                                  ------------
    Soaps and Detergents -- 0.1%
 9,300   Clorox Company                                886,988
                                                  ------------
    Steel -- 0.1%
 9,500   Armco, Inc.+                                   60,563
11,500   Bethlehem Steel Corporation+                  143,031
 7,900   Nucor Corporation                             363,400
 5,400   Timken Company                                166,388
 7,840   USX-U.S.Steel Group, Inc.                     258,720
 8,725   Worthington Industries, Inc.                  131,420
                                                  ------------
                                                     1,123,522
                                                  ------------
    Technology -- 0.6%
99,000   Ameritech Corporation                       4,442,625
10,700   ITT Industries                                399,913
 3,700   Millipore Corporation                         100,825
 4,300   Perkin-Elmer Corporation                      267,406
                                                  ------------
                                                     5,210,769
                                                  ------------
    Telecommunications -- 7.8%
10,900   360 Communications Company                    348,909
51,500   AirTouch Communications, Inc.+              3,009,531
16,600   ALLTEL Corporation                            771,900
 7,737   Andrew Corporation+                           139,750
17,300   Ascend Communications, Inc.+                  857,431
146,106  AT & T Corporation                          8,346,305
139,562  Bell Atlantic Corporation                   6,367,516
89,000   BellSouth Corporation                       5,974,125
33,200   Comcast Corporation Special,
           Class A (non -- voting)                   1,347,713
10,700   DSC Communications
           Corporation+                                321,000
15,400   Frontier Corporation                          485,100
13,500   General Instrument
           Corporation+                                367,031
117,974  Lucent Technologies, Inc.                   9,813,962
65,100   MCI Communications
           Corporation                               3,783,938
24,600   NEXTEL Communications, Inc.+                  611,925
46,800   Northern
           Telecommunications Ltd.                   2,655,900
165,400  SBC Communications                          6,616,000
38,700   Sprint Corporation                          2,728,350
45,586   Tele-Communications Inc.,
           Class A+                                  1,752,212
46,558   US West, Inc.+                              2,188,226
32,100   Viacom Inc., Class B+                       1,869,825
92,800   WorldCom, Inc.                              4,495,000
                                                  ------------
                                                    64,851,649
                                                  ------------
    Tire and Rubber -- 0.2%
 7,000   Cooper Tire & Rubber Company                  144,375
 6,600   Goodrich (B.F.) Company                       327,525
14,100   Goodyear Tire & Rubber Company                908,569
                                                  ------------
                                                     1,380,469
                                                  ------------
    Transportation -- 0.3%
14,163   Burlington Northern Santa Fe                1,390,629
13,280   FDX Corporation+                              833,320
 6,700   Ryder System, Inc.                            211,469
                                                  ------------
                                                     2,435,418
                                                  ------------
    Utilities -- 2.3%
12,100   Ameren Corporation                            480,975
17,100   American Electric Power
           Company, Inc.                               775,912
13,250   Baltimore Gas & Electric
           Company                                     411,578
13,600   Carolina Power & Light Company                589,900
19,100   Central & Southwest Corporation               513,313
14,234   Cinergy Corporation                           498,190
21,200   Consolidated Edison Company                   976,525
17,600   Dominion Resources, Inc.                      717,200
13,000   DTE Energy Company                            524,875
32,370   Duke Energy Company                         1,917,922
34,100   Edison International                        1,008,081
22,200   Entergy Corporation                           638,250
20,727   FirstEnergy Corporation                       637,355
16,000   FPL Group, Inc.                             1,008,000
11,500   GPU, Inc.                                     434,844
26,595   Houston Industries, Inc.                      821,121
 3,800   National Service Indutries, Inc.              193,325
16,000   Niagara Mohawk Power
           Corporation+                                239,000
13,600   Northern States Power Company                 389,300
26,700   PacifiCorp                                    604,088
20,000   PECO Energy Company                           583,750
 2,900   People's Energy Corporation                   112,013
34,300   PG & E Corporation                          1,082,594
15,100   PP & L Resources, Inc.                        342,581
62,700   Southern Company                            1,736,006
22,015   Texas Utilities Company                       916,374
19,500   Unicom Corporation                            683,719
                                                  ------------
                                                    18,836,791
                                                  ------------
    Waste Management -- 0.3%
  17,100  Browning-Ferris Industries, Inc.             594,225
  29,600  Laidlaw Inc., Class B
            (non-voting)                               360,750
  42,791  Waste Management, Inc.                     1,497,685
                                                  ------------
                                                     2,452,660
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $550,379,213)                              805,894,655
                                                  ------------
U.S. TREASURY BILLS -- 0.2%
2,000,000 3.31%++ due 10/15/98**                     1,969,967
                                                  ------------
TOTAL U.S. TREASURY BILLS
  (Cost $1,969,967)                                  1,969,967
                                                  ------------

REPURCHASE AGREEMENT -- 2.9%
  (Cost $23,921,000)
$23,921,000 Agreement with State Street
               Bank and Trust Company,
               5.800% dated 06/30/1998, to
               be repurchased at $23,924,854
               on 07/01/1998, collateralized
               by $24,040,000 U.S. Treasury
               Note, 3.625% maturing
               01/15/2008 (value
               $24,400,600)                       $ 23,921,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $576,270,180*)                   100.5%    831,785,622
OTHER ASSETS AND
  LIABILITIES (Net)                       (0.5)     (3,947,488)
                                          ----    ------------
NET ASSETS                               100.0%   $827,838,134
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $576,907,561.
** Securities pledged as collateral for futures contracts.
+  Non-income producing security.
++ Rate represents annualized yield at date of purchase.


Number of                           Unrealized
Contracts                          Appreciation
---------                          ------------

FUTURES CONTRACTS -- LONG POSITION
    97   S&P 500 Index
           September 1998                             $975,202
                                                      ========

---------
                     See Notes to Financial Statements.

Munder International Equity Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----
 COMMON STOCKS -- 97.6%
    Argentina -- 0.7%
   1,100 Alpargatas S.A.I.C., ADR                      $ 2,332
     400 APCO Argentina Inc., ADR                       10,400
   2,460 Banco de Galicia Bueno, ADR                    44,895
   1,656 Banco Frances del Rio
           de la Plata, SA, ADR                         37,984
   3,000 Banco Rio de La Plata SA                       31,687
   1,800 Buenos Aires
           Embotelladora SA, ADR+                        2,475
   9,800 Corporacion Mapfre, ADR                        93,559
     800 Disco SA, ADR+                                 25,600
     500 IRSA Inversiones Y
           Representaciones SA, GDR                     14,563
   2,220 Metrogas SA, ADR                               19,564
  13,565 Perez Companc SA, ADR                         136,022
   4,000 Quilmes Industrial SA, ADR                     39,000
   7,100 Telecom Argentina SA, ADR                     211,669
   8,500 Telefonica de Argentina, ADR                  275,719
   2,800 Transportadora de Gas del
           Sur SA, ADR                                  32,200
  20,800 Y.P.F. Sociedad Anonima, ADR                  625,300
                                                  ------------
                                                     1,602,969
                                                  ------------
    Australia -- 2.6%
   9,150 Amcor Ltd.                                    157,837
   2,100 Ashton Mining Ltd., ADR                         5,540
   9,850 Australia & New Zealand
           Bank, ADR                                   336,747
   7,100 Australian National
           Industries, ADR                              16,356
   5,200 Boral Ltd., ADR                                76,050
  35,340 Broken Hill
           Proprietary Ltd., ADR                       598,571
   2,800 Burns, Philip &
           Company Ltd., ADR                             1,356
   7,000 Coca-Cola Amatil Ltd., ADR                     90,882
   5,500 Coles Myer Ltd., ADR                          169,469
     900 Cortecs International Ltd., ADR+                6,638
   8,500 CSR Ltd., ADR                                  98,352
   5,000 E-mail Partners Ltd., ADR                      17,381
     500 FAI Insurances Ltd., ADR                        2,875
   1,200 FH Faulding &
           Company, ADR                                 21,945
  10,600 Goodman Fielder Ltd., ADR                      61,852
   9,050 Great Central Mines Ltd., ADR                  27,150
   6,900 James Hardie Industries, ADR                   38,634
   4,700 Kidston Gold Mines Ltd., ADR+                   2,538
     800 Lihir Gold Ltd., ADR+                          19,750
  46,400 M.I.M. Holdings Ltd., ADR                      44,932
   2,400 Mayne Nickless Ltd., ADR                       63,689
  16,100 National Australia
           Bank Ltd., ADR                            1,063,606
  26,300 News Corporation Ltd., ADR                    844,887
   4,739 Normandy Mining Ltd., ADR                      38,831
   4,900 North Ltd., ADR                                50,492
   1,300 Orbital Engineering Ltd., ADR+                  6,906
   9,600 Pacific Dunlop
           Olympic Ltd., ADR                            61,200
   1,700 Petsec Energy Ltd., ADR+                       27,519
  31,800 Pioneer International Ltd., ADR                75,814
   5,370 Rio Tinto Ltd., ADR                           256,007
   5,100 Santos Ltd., ADR                               63,113
     700 Simsmetal Ltd., ADR                            11,037
     600 Sons of Gwalia, ADR                             7,449
   4,300 Southcorp Holdings Ltd., ADR                   62,593
   8,000 St. George Bank Ltd., ADR                      51,845
   7,900 Telstra Corporation Ltd.                      400,925
  13,200 Westpac Banking Ltd., ADR                     396,825
  10,100 WMC Ltd., ADR                                 121,200
  39,300 Woodside Petroleum Ltd.                       196,627
                                                  ------------
                                                     5,595,420
                                                  ------------
    Austria -- 0.2%
   7,800 Bank Austria
           Aktiengeselschaft, ADR                      127,001
   2,240 EVN-Energie Versorgung
           Niederoesterreich AG, ADR                    67,041
   9,800 OMV AG, ADR                                   262,775
   1,000 Wolford AG, ADR                                12,690
                                                  ------------
                                                       469,507
                                                  ------------
    Belgium -- 0.2%
   8,450 Petrofina SA, ADR                             347,066
   1,200 Xeikon N.V., ADR+                              25,575
                                                  ------------
                                                       372,641
                                                  ------------
    Bermuda -- 0.2%
   1,200 Comcast UK Cable
           Partners Ltd., ADR+                          18,825
   3,900 Exel Ltd., ADR                                303,469
     400 Frontline Ltd., ADR+                            4,675
     600 LaSalle Re Holdings Ltd., ADR                  22,725
   2,000 PartnerRe Ltd., ADR                           102,000
                                                  ------------
                                                       451,694
                                                  ------------
    Brazil -- 0.8%
   5,425 Aracruz Celulose SA, ADR                       62,048
   5,996 Cemig-Companhia
           Energetica de Minas, ADR                    186,652
   1,100 Centrais Eletricas
           Brasileiras SA, ADR                          16,169
     110 Centrais Geradoras do Sul
           do Brasil SA, ADR+                              784
   5,000 Companhia Cervejaria
           Brahma, ADR                                  62,813
   2,700 Companhia Siderurgica
           Nacional, ADR                                66,150
   1,800 Continental AG, ADR                            56,592
   1,300 Copene Petroquimica, ADR                       14,387
   2,600 Panamerican Beverages Inc.,
           ADR, Class A                                 81,737
  11,200 Telecomunicacoes
           Brasileiras SA                            1,222,900
                                                  ------------
                                                     1,770,232
                                                  ------------
    Canada -- 3.3%
   4,200 Aber Resources Ltd.+                            2,625
   3,200 Abitibi-Consolidated Inc., ADR                 41,000
   1,400 Agnico Eagle Mines Ltd., ADR                    7,700
   2,950 Alberta Energy
           Company Ltd., ADR                            69,325
     500 Alliance Communications
           Corporation, ADR+                             8,625
   2,700 Arakis Energy
           Corporation, ADR+                             3,881
   2,400 Avenor, Inc.                                   41,629
   9,550 Bank of Montreal, ADR                         531,219
  23,000 BCE Inc., ADR                                 981,812
   2,600 BCE Mobile
           Communications, Inc+                         67,762
     800 Bell Canada
           International, Inc.+                         18,700
  13,300 Bema Gold Corporation+                         21,612
   3,700 BioChem Pharmaceuticals, Inc.                  98,050
   1,200 Biomira Inc., ADR+                              2,700
   1,000 Biovail Corporation
           International, ADR+                          32,000
   5,000 C Mac Industries Inc.+                         88,342
   1,500 Campbell Resource Inc., ADR+                      563
  15,900 Canadian Imperial Bank of
           Commerce                                    515,756
   1,000 Canadian Marconi Company, ADR                  12,938
   5,100 Canadian Occidental
           Petroleum, ADR                              109,650
  12,400 Canadian Pacific Ltd., ADR                    351,850
     600 Chieftain International, Inc., ADR+            14,213
   1,100 Clearnet Communications
           Inc., ADR+                                   12,100
      93 CliniChem Development, Inc.+                      532
   2,500 Cognos, Inc.+                                  66,602
   9,000 Cognos, Inc., ADR+                            237,912
   3,300 Cominco, ADR                                   49,500
   2,000 Corel, ADR+                                     4,438
   2,300 Cott Corporation, ADR                          16,675
     400 Decoma International, Inc                       3,550
   4,800 Domatar, Inc., ADR                             32,400
     548 Dreco Energy Services Ltd.+                    14,523
  14,550 EdperBrascan Corporation,
           Class A                                     246,441
   4,000 Encal Energy Ltd.+                             15,250
     600 Fahnestock Viner Holdings,
           Inc., ADR                                    11,625
   2,100 Fairfax Financial
           Holdings Ltd.+                              819,136
   1,000 Four Seasons Hotels, Inc., ADR                 35,250
   2,500 Goldcorp Inc., Class A, ADR+                   11,719
   9,406 Gulf Canada Resources, ADR                     46,442
   2,300 Hollinger, Inc., ADR                           27,196
   6,900 Imperial Oil Ltd., ADR                        120,319
     800 Intertape Polymer Group
           Inc., ADR                                    17,750
   1,400 Intrawest Corporation                          27,912
   2,200 IPL Energy Inc., ADR                           99,550
   1,650 Ipsco, Inc., ADR                               44,344
     300 Jetform Corporation, ADR+                       6,300
   8,315 Laidlaw, Inc., Class B                        101,339
   1,600 Loewen Group Inc., ADR                         43,200
   4,700 Macmillan Bloedel Ltd., ADR                    49,937
   2,200 Magna International, Class A, ADR             150,975
   5,600 Methanex Corporation, ADR+                     48,300
   1,300 Microcell
           Telecommunications, Inc.+                    11,700
   4,000 Mitel Corporation, ADR+                        54,750
   6,200 Newbridge Network, ADR+                       148,412
   2,400 Newcourt Credit Group, Inc.                   118,050
  17,600 Nova Corporation of
           Alberta, ADR                                203,500
   3,400 Numac Energy Inc., ADR+                         8,713
   1,400 Philip Services
           Corporation+                                  5,756
   1,200 PLD Telekom Inc., ADR+                          8,625
   1,700 Potash Corporation of
           Saskatchewan, ADR                           128,456
   2,600 Quebecor Inc., Class A, ADR                    51,901
   1,300 Rigel Energy Corporation, ADR+                 11,838
   1,900 Rio Algom Ltd., ADR                            28,322
   3,400 Rogers Cantel Mobil
           Communications, Class B, ADR+                42,500
   2,500 Royal Group Technologies Ltd.+                 72,500
   4,300 Royal Oak Mines, ADR+                           3,763
   2,000 Suncor Energy, Inc.                            69,500
   3,200 Supersol Ltd.                                  52,800
   1,200 Tee-Comm Electronics, Inc.+                         0
   4,200 Teleglobe, Inc.                               111,300
   5,000 Telesystem International
           Wireless, Inc.+                              96,837
   7,100 Transcanada Pipelines
           Ltd., ADR                                   157,975
  17,100 Trilon Financial
           Corporation                                 132,473
   3,900 Trizec Hahn Corporation, ADR                   83,606
   6,500 TVX Gold, Inc.+                                19,656
   3,400 West Coast Energy, Inc., ADR                   75,862
                                                  ------------
                                                     7,081,964
                                                  ------------
    Chile -- 0.3%
     600 AFP Provida, ADR                               10,013
     900 Banco BHIF, ADR                                13,444
     900 Banco de Edwards, ADR                          12,769
     400 Banco Santander Chile,
           ADR                                           5,150
     700 Banco Santiago SA, ADR                         11,725
   1,900 Compania Cervecerias
           Unidas SA, ADR                               40,137
   7,075 Compania de
           Telecomunicaciones de
           Chile SA, ADR                               143,711
     800 Cristalerias de Chile, ADR                     10,400
   2,500 Distribucion y Servicio D&S SA                 37,500
   2,200 Embotelladora Andina SA, ADR                   38,500
   7,500 Empresa Nacional
           Electricidad SA, ADR                        106,875
   2,100 Empresa Telex Chile, ADR                        3,019
   4,400 Enersis SA, ADR                               107,525
   2,200 Gener SA, ADR                                  40,150
     700 Laboratorio Chile SA, ADR                      10,062
   2,400 Linea Aerea Nacional
           Chile SA                                     19,500
   1,200 Madeco, ADR                                    10,575
   1,000 Maderas Y Sinteticos Sociedad
           (Masisa), ADR                                 8,125
     700 Quimica Minera Chile SA, ADR                   23,450
   3,500 Quinenco SA, ADR                               31,500
     600 Santa Isabel SA, ADR                            6,600
     900 Supermercados Unimarc SA, ADR                   6,975
     500 Vina Concha Y Toro SA, ADR                     14,250
                                                  ------------
                                                       711,955
                                                  ------------
    China\Hong Kong -- 3.5%
  18,100 Amoy Properties Ltd., ADR                      58,402
   2,300 Amway Asia Pacific Ltd., ADR                   30,044
   1,900 APT Satellite Holdings
           Ltd., ADR+                                   16,744
   7,200 Asia Pulp & Paper Company
           Ltd., ADR                                    81,000
     600 Asia Satellite
           Telecommunications
           Holdings Ltd., ADR                            9,825
  47,548 Bank East Asia Ltd., ADR                       51,549
     750 Beijing Yanhua
           Petrochemical Company,
           Ltd., ADR                                     4,500
   3,200 C.P. Pokphand, ADR                              2,943
  10,300 Cathay Pacific Airways, ADR                    36,225
   6,800 CDL Hotels
           International Ltd., ADR                      20,186
  19,600 Champion Technology
           Holdings, ADR                                 3,352
     700 China Eastern Airlines
           Corporation Ltd., ADR+                        6,213
     900 China Southern Airlines
           Company Ltd., ADR+                            6,413
  26,300 China Telecom (Hong Kong) Ltd.+               908,994
   5,800 Dairy Farm
           International Ltd., ADR                      31,030
     500 DSG International Ltd., ADR+                    3,438
   1,850 Egana International
           Holdings Ltd.                                 5,659
  17,000 First Pacific Company
           Ltd., ADR                                    35,654
   3,700 Glorious Sun Enterprises Ltd.+                  6,781
   1,300 Gold Peak Industries Ltd., ADR                  4,446
   3,000 Guangshen Railway Company Ltd.,
           ADR                                          20,437
   8,750 Hang Lung Development, ADR                     43,479
  27,300 Hang Seng Bank Ltd., ADR                      154,329
  58,700 Henderson Land Development
           Company Ltd., ADR                           193,571
  81,598 Hong Kong and China Gas
           Ltd., ADR                                    92,677
  74,300 Hong Kong Electric
           Holdings Ltd., ADR                          230,150
  13,100 Hong Kong Land
           Holdings, ADR                                81,875
  17,432 Hong Kong
           Telecommunications Ltd., ADR                329,029
  32,200 Hopewell Holdings Ltd., ADR                    17,247
  15,300 HSBC Holdings Plc, ADR                      3,885,603
   4,700 Huaneng Power
           International, ADR+                          63,156
  18,200 Hysan Development Ltd.,
           ADR                                          30,067
  16,900 Jardine Matheson &
           Company Ltd., ADR                            45,630
   5,800 Jardine Strategic
           Holding, ADR                                 22,040
   1,200 Johnson Electric
           Holdings, ADR                                44,450
  33,900 New World Development
           Company Ltd., ADR                           131,260
     500 Peak International Ltd.+                        6,875
   6,800 Pearl Oriental Holdings                         7,460
  10,050 Peregrine Investment
           Holdings, ADR                                     0
   2,200 Shandong Huaneng, ADR                          11,825
   3,970 Shanghai Chlor-Alkali
           Chemical Company, ADR                         5,082
   1,600 Shanghai Erfangji Co., Ltd., ADR                1,440
   2,600 Shanghai Petrochemicals Ltd., ADR              29,087
   2,900 Shanghai Tire & Rubber
           Company Ltd., ADR                             4,698
   5,500 Shuntak Holdings Ltd., ADR                      5,394
   1,800 Singer Company, ADR                            12,825
  10,850 South China Morning Post, ADR                  26,082
  87,900 Sun Hung Kai Properties Ltd., ADR             373,246
  58,400 Swire Pacific Ltd., ADR                       225,057
   7,700 Television Broadcasts Ltd.                     40,746
     800 VTech Holdings Ltd., ADR                       29,788
  10,500 Wharf Holdings Ltd., ADR                       51,831
   1,000 Yanzhou Coal Mining
           Company Ltd., ADR+                            9,750
                                                  ------------
                                                     7,549,584
                                                  ------------
    Colombia -- 0.0%#
   1,100 Banco Ganadero SA, ADR                         35,750
   1,300 Banco Industrial
           Colombiano, ADR                              14,219
                                                  ------------
                                                        49,969
                                                  ------------
    Denmark -- 0.5%
   2,300 ISS International Service
           Systems, ADR+                                66,963
   8,800 Novo Nordisk AS,
           Series B, ADR                               605,550
   9,500 Tele Danmark, Series B, ADR                   447,687
                                                  ------------
                                                     1,120,200
                                                  ------------
    Finland -- 0.6%
   1,700 American Group Ltd., ADR+                      16,438
   1,700 Instrumentarium
           Corporation, ADR                             51,000
  15,800 Nokia Oyj, ADR                              1,146,488
     700 Rauma-Repola, ADR                              14,525
   1,600 Valmet Corporation, ADR                        55,800
                                                  ------------
                                                     1,284,251
                                                  ------------
    France -- 7.7%
  12,000 Accor SA, ADR                                 335,842
  36,600 Alcatel Alsthom Cie Generale
           D'Electric, ADR                           1,489,162
     200 Alstom+                                         6,513
     700 Bouygues Offshore SA, ADR                      14,788
     800 Business Objects SA, ADR+                      13,500
   3,000 Canal Plus, ADR                               112,146
   1,800 Carrefour SA                                1,138,826
     300 Chargeurs SA                                   24,786
   1,950 Christian Dior SA                             245,455
     600 CIPE France                                    22,826
   1,977 Clarins SA, ADR                                36,560
   1,300 Coflexip SA, ADR                               79,462
   1,000 Companie Generale de
           Geophysique SA, ADR+                         29,375
     550 Credit Lyonnais                                56,131
   3,900 Dassault Systemes SA, ADR                     185,737
  24,100 Elf Aquitaine, ADR                          1,711,100
  49,200 Eurotunnel SA+                                  7,487
  36,800 France Telecom SA                           2,559,900
     800 Genset, ADR+                                   23,500
     600 Groupe AB SA, ADR+                              3,375
  12,450 Groupe Danone, ADR                            686,576
   6,600 Havas SA, ADR                                 140,009
   8,900 Lafarge SA, ADR                               306,692
   2,900 Lagardere Group, ADR                          120,735
  16,000 Louis Vuitton Moet
           Hennessy, ADR                               632,000
   3,200 LVMH
           (Moet Hennessy Louis Vuitton)               640,455
   4,750 Michelin                                      274,203
   3,800 Pechiney SA, ADR                               76,831
   8,150 Pernod Ricard, ADR                            141,210
   9,050 PSA Peugeot Citroen, ADR                      486,503
  10,900 Rhone-Poulnec SA, ADR                         612,444
   5,150 Schneider SA                                  410,675
     400 Scor SA, ADR                                   25,500
     550 SEB SA                                         76,236
  23,000 Societe Generale, ADR                         956,415
   6,400 STMicroelectronics NV+                        447,200
   1,000 Stolt Comex Seaway SA                          19,375
   4,200 Thomson CSF, ADR                              159,783
  14,800 Total SA, Class B                           1,924,144
   2,700 Valeo SA, ADR                                 275,998
   4,500 Vivendi, ADR                                  192,186
                                                  ------------
                                                    16,701,641
                                                  ------------
    Germany -- 8.0%
  25,500 Bayer AG, ADR                               1,320,635
  14,200 Commerzbank AG, ADR                           540,930
  14,300 Daimler-Benz AG, ADR                        1,391,569
  14,500 Deutsche Bank AG, ADR                       1,225,849
 102,100 Deutsche Telekom, ADR                       2,807,750
  16,100 Dresdner Bank AG, ADR                         870,415
  21,600 Hoechst AG, ADR                             1,071,900
  26,000 Mannesmann AG                               2,674,319
     300 Pfeiffer Vacuum
           Technology AG, ADR+                          21,413
     800 Puma AG, ADR                                   20,405
  12,200 RWE AG, ADR                                   722,482
  11,001 SAP AG, ADR                                 2,490,823
   2,300 SGL Carbon AG, ADR                             89,700
  18,200 VEBA AG                                     1,197,787
   5,000 Volkswagen AG, ADR                            965,632
                                                  ------------
                                                    17,411,609
                                                  ------------
    Greece -- 0.0%#
     400 Anangel -- American
           Shipholdings Ltd, ADR                         2,900
                                                  ------------
    Hungary -- 0.0%#
     600 Euronet Services, Inc., ADR+                    2,625
     600 Pannonplast Rt.                                 5,557
                                                  ------------
                                                         8,182
                                                  ------------
    Indonesia -- 0.1%
   3,300 Gulf Indonesia Resources Ltd.+                 37,950
   5,300 PT Indorayon Utama, ADR+                          597
   3,883 PT Indosat, ADR                                43,198
   1,100 PT Pasifik Satelit
           Nusantara, ADR+                              15,400
  15,200 PT Telekomunikasi
           Indonesia, ADR                               88,350
   1,100 PT Tri Polyta Indonesia, ADR+                   1,238
                                                  ------------
                                                       186,733
                                                  ------------
    Ireland -- 0.6%
   4,200 Allied Irish Banks, ADR                       360,412
   4,300 Bank of Ireland, ADR                          354,212
   1,400 CBT Group Plc, ADR+                            74,900
   2,800 CRH, ADR 202,300
   2,400 Elan Corporation Plc, ADR+                    154,350
   2,100 Jefferson Smurfit Group, ADR                   64,050
   1,400 Ryanair Holdings Plc, ADR+ 49,875
   1,300 Saville Systems Ireland, ADR+                  65,163
     500 Warner Chilcott
           Laboratories, ADR+                            4,938
   2,800 Waterford Wedgwood Plc, ADR                    39,025
                                                  ------------
                                                     1,369,225
                                                  ------------
    Israel -- 0.2%
     200 American-Israeli Paper
           Mills, ADR                                    8,163
   1,300 Blue Square-Israel Ltd., ADR                   20,069
   1,300 Check Point Software
           Technologies Ltd.+                           42,575
   2,700 ECI Telecommunications
           Ltd., ADR                                   102,262
     800 Elbit Medical Imaging Ltd., ADR                 6,650
     900 Elbit Systems Ltd., ADR                        11,644
     800 Elron Electronic
           Industries Ltd., ADR                         13,950
     800 Elscint Ltd., ADR+                              5,700
     500 ESC Medical Systems Ltd., ADR+                 16,875
     400 Gilat Satellite Network
           Ltd., ADR+                                   13,375
   2,300 Koor Industries Ltd., ADR                      53,762
     500 Matav-Cable Systems Media
           Ltd., ADR                                    11,719
     500 MEMCO Software Ltd.+                            9,500
     300 NICE-Systems Ltd., ADR+                        11,250
   1,600 Scitex Corporation, ADR+                       20,900
     700 Tadiran Ltd., ADR                              23,187
     500 Tecnomatrix Technologies
           Ltd., ADR+                                   10,000
   2,100 Teva Pharmaceutical, ADR                       73,894
                                                  ------------
                                                       455,475
                                                  ------------
    Italy -- 2.2%
   3,272 Benetton Group SpA, ADR                       136,197
   1,600 De Rigo SpA, ADR+                               9,500
  29,400 Ente Nazionale
           Idrocarburi SpA, ADR                      1,911,000
  24,230 Fiat, ADR                                     533,060
   1,000 Fila Holding SpA, ADR                          15,000
   2,100 Industrie Natuzzi, ADR                         54,600
  14,500 Instituto Nazionale delle
           Assicurazioni, ADR                          412,344
   7,200 Istituto Mobiliare
           Italiano SpA, ADR                           343,350
   8,500 Luxottica Group, ADR                          131,750
  19,542 Montedison SpA, ADR                           243,053
     500 SAES Getters SpA, ADR                           4,719
  13,900 Telecom Italia SpA                          1,021,650
                                                  ------------
                                                     4,816,223
                                                  ------------
    Japan -- 13.4%
  10,870 Amway Japan Ltd., ADR                          59,106
  25,000 Ashikaga Bank Ltd.                             31,279
   6,700 Bandai Company Ltd., ADR                       23,428
 205,495 Bank of Tokyo, ADR                          2,260,445
  30,000 Canon Inc., ADR                               686,250
   2,500 CSK Corporation, ADR                           50,000
  12,900 Dai'El, Inc., ADR                              54,825
  19,000 Daifuku Company, Ltd.                          71,042
   9,750 Eisai Company Ltd., ADR                       133,272
 105,000 Fuji Bank                                     470,059
  18,900 Fuji Photo Film
           Company Ltd., ADR                           653,231
  11,900 Hitachi Ltd., ADR                             767,550
  17,100 Honda Motor
           Company Ltd., ADR                         1,221,581
  29,000 Isetan Company                                243,292
 144,000 Ishikawajima-Harima Heavy
           Industries Company., Ltd.                   263,484
 137,000 Isuzu Motors Ltd.                             241,759
  15,600 Ito-Yokado Ltd., ADR                          741,000
 238,000 Itochu Corporation                            516,381
  32,700 Japan Airlines Company, ADR                   175,762
  30,000 Japan Storage Battery Co., Ltd.                71,599
  29,000 JGC Corporation                                71,100
  43,000 JSR Corporation                               202,141
  17,000 JUSCO Co.                                     312,902
  98,000 Kankaku Securities Company                     74,420
  12,800 Kawasaki Heavy Industries Ltd.                103,681
 290,000 Kawasaki Heavy Industries Ltd.                587,257
  11,800 Kawasaki Steel
           Corporation, ADR                            213,351
   3,800 Kirin Brewery Company, ADR                    362,900
  20,900 Kobe Steel Ltd., ADR                           79,356
   9,100 Komatsu Ltd., ADR                             177,433
   2,600 Kubota Corporation, ADR                       119,600
   3,400 Kyocera Corporation, ADR                      330,437
 120,000 Long Term Credit
           Bank of Japan                                70,297
   6,200 Makita Corporation, ADR                        70,912
   7,600 Matsushita Electric Industrial
           Company Ltd., ADR                         1,221,700
  19,000 Mercian Corporation                            68,019
  28,800 Mitsubishi Corporation, ADR                   358,256
 285,000 Mitsubishi Electric Corporation               657,518
   3,000 Mitsui & Company Ltd., ADR                    328,125
  33,000 Mitsui Engineering &
           Shipbuiding Co., Ltd.                        25,060
  64,000 Mitsukoshi Ltd.                               184,682
  11,200 NEC Corporation, ADR                          519,400
  53,000 New Japan Securities
           Company, Ltd.                                50,213
  49,000 Nikon Corporation                             353,670
 117,300 Nippon Telegraph &
           Telephone Corporation, ADR                4,926,600
  46,200 Nissan Motor
           Company Ltd., ADR                           294,525
  22,000 Okuma Corporation                             100,557
   9,600 Olympus Optical Company, ADR                   83,732
  38,000 Orient Corporation                             83,272
   6,200 Pioneer Electronics
           Corporation, ADR                            120,125
   4,900 Ricoh Company Ltd., ADR                       258,874
  14,100 Sanyo Electric
           Corporation, ADR                            209,737
     512 Sawako Corporation, ADR                         4,777
  11,600 Sega Enterprises, ADR                          50,045
  23,000 Seiyu Ltd.                                     48,239
  14,500 Shiseido Ltd., ADR                            165,271
 173,000 Showa Denko K.K.                              175,164
  13,500 Sony Corporation, ADR                       1,161,844
  11,400 Sumitomo Metal
           Industries, ADR                             183,858
   4,800 TDK Corporation, ADR                          357,600
  82,000 The Daiwa Bank, Ltd.                          124,539
 250,000 The Mitsui Trust &
           Banking Company, Ltd.                       591,234
  11,200 Tokio Marine & Fire
           Insurance Ltd., ADR                         569,800
  26,000 Tokyo Steel Manufacturing                     134,259
  76,000 Tokyu Land Corporation                        111,579
 212,000 Tomen Corporation                             188,588
   6,000 Toshiba Ceramics Co., Ltd.                     19,831
  70,000 Toshoku                                           506
  72,170 Toyota Motor Corporation, ADR               3,743,819
  99,000 Unitika Ltd.                                   74,463
   1,200 Wacoal Corporation, ADR                        61,200
 252,000 Yamaichi Securities                                 0
  43,000 Yasuda Trust & Banking                         40,428
                                                  ------------
                                                    29,162,241
                                                  ------------
    Korea -- 0.3%
  57,600 Korea Electric Power
           Corporation, ADR                            410,400
  13,600 Pohang Iron & Steel
           Company, Ltd., ADR                          163,200
  20,655 SK Telecom Company Ltd., ADR                  114,895
                                                  ------------
                                                       688,495
                                                  ------------
    Luxembourg -- 0.1%
   1,200 Espirito Santo Financial
           Holdings, ADR                                29,250
   1,700 Millicom International
           Cellular S.A.+                               74,375
   7,750 Minorco SA, ADR                                92,516
                                                  ------------
                                                       196,141
                                                  ------------
    Malaysia -- 0.0%#
  41,600 Amalgamated Steelmills
           Berhad, ADR                                   4,210
   7,900 Resorts World Berhad, ADR                      43,400
                                                  ------------
                                                        47,610
                                                  ------------
    Mexico -- 1.2%
   2,900 Altos Hornos de
           Mexico SA, ADR+                              15,134
   2,100 Apasco SA, Series A, ADR                       54,685
     800 Bufete Industries, ADR+                         5,200
  22,500 Cemex SA, ADR                                 168,772
   5,100 Coca-Cola Femsa SA, ADR                        88,612
   2,500 Consorcio G. Grupo Dina, ADR+                   6,250
   2,000 Controladora Comercial
           Mexican SA de CV, ADR                        33,875
   2,505 Desc de CV, Series C, ADR                      49,787
   4,000 Empresas Ica, ADR                              37,750
   4,400 Empresas La Moderna
           SA de CV, ADR+                              103,950
  38,500 Grupo Carso SA, ADR                           317,047
   1,100 Grupo Casa Autrey, ADR                          7,150
  13,000 Grupo Elektra, ADR                            126,750
   7,800 Grupo Financiero
           Bancomer SA de CV, ADR                       74,303
   4,400 Grupo Financiero
           Serfin SA de CV, ADR+                         5,500
   1,100 Grupo Imsa SA, ADR                             16,638
     800 Grupo Industrial
           Durango SA, ADR+                              7,150
   2,400 Grupo Industrial
           Maseca SA, ADR                               26,700
   2,100 Grupo Iusacell, Series L, ADR+                 28,875
     500 Grupo Radio Central, ADR                        5,563
   5,600 Grupo Telivisa SA, ADR+                       210,700
   2,800 Grupo Tribasa SA, ADR+                         14,525
   1,000 Industries Bachoco SA, ADR                     12,125
   5,200 Kimberly Clark Inc., ADR                       91,868
  19,300 Telefono de Mexico SA, ADR                    927,606
   3,300 Tolmex SA de CV, ADR+                         148,741
   2,000 Transport Matima Mexico,
           Class L, ADR+                                13,250
   2,700 Tubos de Acero de
           Mexico, ADR                                  34,594
   4,300 Vitro Sociedad Anomina, ADR                    27,413
                                                  ------------
                                                     2,660,513
                                                  ------------
    Netherlands -- 5.6%
  52,100 ABN AMRO Holding, ADR                       1,221,094
  18,800 AEGON Insurance, ADR                        1,626,200
   5,100 Akzo Nobel, ADR                               565,462
   5,000 ASM Lithography Holdings NV+                  145,312
   6,800 Baan Company, ADR+                            243,100
   1,200 Benckiser NV+                                  74,025
     500 Chicago Bridge & Iron
           Company NV                                    7,750
   5,200 DSM, ADR                                      133,437
  12,600 Elsevier, ADR                                 378,000
  10,525 Fortis Amev, ADR                              616,666
   3,200 Gucci Group, ADR                              169,600
  47,005 ING Groep NV                                3,072,952
   4,800 Ispat International NV,
           Class A+                                     90,000
   3,400 KLM Royal Dutch
           Airlines, ADR                               139,188
  13,060 Koninklijke Ahold, ADR                        417,920
   3,100 Koninklijke Bols
           Wessanen NV, ADR                             44,683
     500 Koninklijke Van
           Ommeren, ADR                                 21,006
   1,300 Madge Networks NV, ADR+                         6,175
   5,400 New Holland NV, ADR                           105,975
   3,200 Oce Van Der Griten, ADR                       135,600
     500 Orthofix
           International NV, ADR+                        6,500
  12,300 Philips Electronics NV, ADR                 1,045,500
   1,800 Polygram NV, ADR                               91,575
     600 QIAGEN N.V. ADR+                               37,800
   1,600 Royal Nedlloyd Group, ADR                      16,254
  16,983 Royal PTT Nederland, ADR                    1,080,543
   3,300 Toolex Alpha NV, ADR+                          60,844
     200 Velcro Industries NV, ADR                      27,850
   6,900 VNU-Verenigde Nederlandse
           Uitgeversbedrijven
           Verenigd Bezit, ADR                         250,665
   2,600 Wolters Kluwer, ADR                           356,854
                                                  ------------
                                                    12,188,530
                                                  ------------
    New Zealand -- 0.1%
   1,325 Fletcher Challenge,
           Building, ADR                                16,480
   1,325 Fletcher Challenge, Energy, ADR                32,131
   3,160 Fletcher Challenge, Forest, ADR                17,972
   2,550 Fletcher Challenge, Paper, ADR                 28,050
   4,500 Telecommunications of New
           Zealand Ltd., ADR                           147,375
     500 Tranz Rail Holdings Ltd., ADR                   3,313
                                                  ------------
                                                       245,321
                                                  ------------
    Norway -- 0.3%
   1,800 Nera ASA, ADR                                   4,163
   8,250 Norsk Hydro AS, ADR                           364,031
   2,200 Petroleum Geo -- Services, ADR+                67,100
   4,300 Saga Petroleum, Class A, ADR
   67,725 1,700 Smedvig ASA, ADR                        20,628
      700 Unitor ASA, ADR                               10,320
                                                  ------------
                                                       533,967
                                                  ------------
    Panama -- 0.0%#
     700 Banco Latinoamericano de
           Exportaciones SA                             21,525
                                                  ------------
    Peru -- 0.1%
   2,500 Banco Wiese, ADR                                8,594
     500 Compania de Minas
           Buenaventura SA, ADR                          6,562
   8,500 Telefonica del Peru SA,
           ADR                                         173,719
                                                  ------------
                                                       188,875
                                                  ------------
    Philippines -- 0.1%
   4,100 Philippine Long Distance
           Telephone Company, ADR                       92,763
   9,150 San Miguel Corporation,
           Class B, ADR                                119,821
                                                  ------------
                                                       212,584
                                                  ------------
    Portugal -- 0.5%
   4,200 Banco Comercial Portuges
           SA, ADR                                     117,075
  10,900 Electricidade de Portugal
           SA, ADR                                     502,081
   6,900 Portugal Telecom SA, ADR                      365,269
                                                  ------------
                                                       984,425
                                                  ------------
    Russia -- 0.3%
   1,200 Chernogorneft, ADR+                             3,900
   2,200 Inkombank, ADR                                  7,185
   3,500 Irkutskenergo, ADR                             17,150
   4,800 Lukoil, ADR                                   161,280
   9,300 Mosenergo, ADR                                 46,500
   4,400 Rostelecom, ADR                                58,850
  17,000 Surgutneftegaz                                 68,000
   4,400 Tatneft, ADR                                   34,100
   2,200 Trade House GUM                                 6,270
  15,100 Unified Energy Systems                        194,790
   1,700 Uralsvyazinform, ADR                            8,500
   1,000 Vimpel -- Communications, ADR+                 44,750
                                                  ------------
                                                       651,275
                                                  ------------
    Singapore -- 0.2%
   6,500 Asia Pacific Resources
           International Holdings
           Ltd., Class A+                               11,781
     500 Asia Pacific Wire & Cable
           Corporation Ltd.+                             2,625
   1,300 China Yuchai, ADR+                              3,331
   3,200 Cycle & Carriage Ltd., ADR                     15,649
   6,023 Development Bank of
           Singapore, ADR                              133,674
  14,875 Keppel Corporation Ltd.                        44,846
   6,100 Neptune Orient Lines Ltd., ADR                  8,471
   8,000 Sembawang Corporation Ltd., ADR                 9,448
  16,300 United Overseas Bank Ltd., ADR                101,303
                                                  ------------
                                                       331,128
                                                  ------------
    South Africa -- 0.4%
   5,100 Driefontein Consolidated, ADR                  26,138
   9,066 Gold Fields Ltd.                               51,980
   3,900 Gold Fields of South Africa Ltd.+              45,094
   1,600 Harmony Gold Mining
           Company Ltd., ADR+                            6,500
   6,318 Imperial Holdings Ltd., ADR                    61,797
   9,100 Iscor Ltd., ADR                                17,187
  18,000 Liberty Life Association
           of Africa Ltd., ADR                         175,447
   3,400 Pepkor Ltd., ADR                               25,170
  21,200 Sasol Ltd., ADR                               125,875
   3,100 Servgro International Ltd., ADR                30,787
  10,200 South African Breweries., ADR                 211,273
  13,100 Wooltru Ltd., ADR                              16,789
                                                  ------------
                                                       794,037
                                                  ------------
    Spain -- 3.1%
  25,500 Banco Bilbao Vizcaya, ADR                   1,300,500
  11,900 Banco Central Hispano, ADR                    371,875
  17,600 Banco Santander SA, ADR                       892,100
  22,700 Banesto Espanol de
           Credito, ADR+                               136,555
   3,100 Compania Sevillana
           Electric, ADR                                68,443
   9,100 Corporacion Bancaria
           Argentaria                                  410,638
  48,200 Endesa S.A., ADR                            1,042,325
  17,650 Repsol, ADR                                   970,750
  11,300 Telefonica de Espana SA, ADR                1,571,406
                                                  ------------
                                                     6,764,592
                                                  ------------
    Sweden -- 2.4%
   4,300 AGA AB, ADR                                  65,773
  60,400 Astra AB, ADR                             1,238,200
   6,666 Atlas Copco, ADR                            181,777
   3,800 Autoliv Inc., ADR                           120,175
     500 Biacore International AB, ADR+                4,375
   7,000 Electrolux AB, ADR                          237,125
  70,400 Ericsson (L.M.) Telephone
           Company, Class B, ADR                   2,015,200
  10,050 Sandvik AB, ADR                             275,947
   4,300 SKF AB, ADR                                  78,206
   7,100 Svenska Cellulosa AB, ADR                   183,820
   1,700 Swedish Match Company, ADR                   56,100
  22,500 Volvo AB, ADR                               665,156
                                                ------------
                                                   5,121,854
                                                ------------
    Switzerland -- 7.7%
   1,200 ABB AB, ADR                                   165,750
   2,900 ABB AG, ADR                                   428,977
   5,000 Adecco SA, ADR                                277,500
  19,100 Credit Suisse Group, ADR                    1,062,466
   2,400 Mettler Toledo
           International, Inc.+                         48,150
  29,700 Nestle, ADR                                 3,177,921
  45,766 Novartis, ADR                               3,817,107
  51,700 Roche Holdings Ltd.                         5,085,330
   7,800 Sulzer Medica, ADR                            200,850
  27,900 Swiss Bank Corporation, ADR                 1,076,039
   1,200 TAG Heuer International
           SA, ADR                                      11,250
  38,500 Union Bank of
           Switzerland, ADR                          1,433,933
                                                  ------------
                                                    16,785,273
                                                  ------------
    Taiwan -- 0.3%
   3,693 Macronix International
           Company Ltd., ADR                            32,544
  30,000 Taiwan Semiconductor
           Manufacturing Company+                      506,250
                                                  ------------
                                                       538,794
                                                  ------------
    Thailand -- 0.0%#
   3,800 Advanced Information
           Services PCL, ADR                            15,128
  10,050 Shinawatra Corporation, ADR                    18,294
                                                  ------------
                                                        33,422
                                                  ------------
    United Kingdom -- 29.8%
  24,300 Abbey National Plc, ADR                       868,277
   2,800 Albert Fisher Group Plc, ADR                   10,519
  73,650 Alexon Group Plc                              281,609
  37,900 Allied Domeq Plc, ADR                         354,122
   4,200 Amvescap Plc, ADR                             206,325
  21,200 AXA SA, ADR                                 1,204,425
  58,000 B.A.T Industries Plc, ADR                   1,170,875
  37,800 BAA Plc, ADR                                  409,004
  20,100 Barclays Plc, ADR                           2,311,500
  28,714 Bass Publishing Limited
           Company Plc, ADR                            533,004
   1,000 Bespak Plc, ADR                                16,864
  32,117 BG Plc, ADR                                   923,364
  26,800 Blue Circle
           Industries Plc, ADR                         151,472
   3,950 Bluebird Toys                                   7,552
   4,600 BOC Group Plc, ADR                            124,775
   1,600 Body Shop
           International Plc, ADR                       17,432
   2,100 Booker Plc, ADR                                34,713
   3,600 British Airways Plc, ADR                      387,225
   2,500 British Biotech Plc, ADR+                      15,938
  54,000 British Petroleum Company
           Plc, ADR                                  4,765,500
   6,200 British Sky Broadcasting
           Group Plc, ADR                              264,275
   7,300 British Steel Plc, ADR                        166,075
  22,900 British Telecommunications Plc,
           ADR                                       2,828,150
 223,050 British-Borneo Petroleum
           Syndicate Plc                             1,115,418
  27,186 BTR Plc, ADR                                  308,669
   3,800 Burmah Castrol Plc, ADR                       138,225
  12,812 Cable & Wireless
           Communications Plc+                         640,600
  26,900 Cable & Wireless Plc, ADR                     991,937
   8,950 Cadbury Schweppes Plc, ADR                    551,544
     583 Cantab Pharmaceuticals
           Plc, ADR+                                     7,470
   4,300 Carlton Communications
           Plc, ADR                                    193,500
   2,755 Christian Salvesen Plc, ADR                    51,520
     600 Christies International Plc, ADR               39,672
   8,450 Coats Viyella Plc, ADR
   31,322 1,100 COLT Telecom Group Plc, ADR+           179,850
  23,000 Compass Group Plc, ADR                        264,981
     870 Cordiant Communications
           Group                                        10,658
  14,600 Courtaulds Plc, ADR                           108,587
 204,150 Danka Business Systems                        647,652
   1,700 Danka Business Systems Plc, ADR                20,081
     500 Denison International Plc, ADR+                 9,875
  36,283 Diageo Plc, ADR                             1,748,387
     900 Dialog Corp. Plc+                               9,450
   2,000 Dixons Group Plc                               15,962
   5,000 Dixons Group Plc, ADR                         122,002
     400 Doncasters Plc, ADR+                           11,125
     700 Dr. Solomon's Group Plc, ADR+                  24,413
     600 Eidos Plc, ADR+                                 8,025
  15,725 EMI Group Plc, ADR                            275,163
   4,925 Energy Group Plc, ADR                         291,191
   4,300 English China Clays Plc, ADR                   44,586
   5,400 Enterprise Oil Plc, ADR                       149,175
   6,200 Gallaher Group Plc, ADR                       135,625
   4,300 General Cable Plc+                             83,312
     400 Gentia Software Plc+                            2,250
  58,100 Glaxo Wellcome Plc, ADR                     3,475,106
   4,825 Hanson Trust Plc, ADR                         146,258
   6,300 Hills Down Holdings Plc, ADR                   68,795
   1,000 Huntingdon Life Sciences
           Group Plc, ADR+                               1,688
   6,600 Imperial Chemical
           Industries Plc, ADR                         425,700
   9,425 Imperial Tobacco Group Plc, ADR               139,114
 373,900 Inchcape Plc, ADR                           1,179,929
   2,000 Ionica Group Plc, ADR+                          3,750
 124,850 John Mowlem & Company Plc                     302,270
  12,100 Kingfisher Plc, ADR                           389,925
  10,500 Lasmo Plc, ADR                                133,219
   1,800 Laura Ashley Holdings Plc, ADR                  4,358
  22,636 Logica Plc                                    728,694
  69,650 London Forfaiting Co. Plc                     316,321
   2,700 London International
           Group Plc, ADR                               47,587
     600 London Pacific Group Ltd. Plc, ADR              9,525
   5,400 LucasVarity Plc, ADR                          214,987
 121,750 M.L. Laboritories Plc                         158,563
 291,400 Manchester United Plc                         767,534
  16,900 Marks & Spencer Plc, ADR                      923,573
 251,300 Medeva Plc                                    713,313
   3,200 Medeva Plc, ADR                                36,400
     500 Micro Focus Group Plc, ADR+                    16,813
 628,100 Monument Oil & Gas Plc                        618,756
  10,370 National Grid Group Plc, ADR                  350,018
  11,000 National Power Plc, ADR                       405,625
  10,400 National Westminster Bank Plc,
           ADR                                       1,118,000
 195,550 Next Plc                                    1,681,526
   5,000 NFC Plc, ADR                                   65,000
     400 Novel Denim Holdings Ltd.+                     10,400
 268,065 Nycomed Amersham Plc.                       1,997,362
   9,400 Orange Plc, ADR+                              499,375
  20,300 Pearson Plc, ADR                              372,166
  10,900 Peninsular & Oriental
           Steam Plc, ADR                              314,446
  10,100 Powergen Plc, ADR                             569,387
  83,400 Powerscreen International                     125,328
   5,100 Premier Farnell Plc, ADR                       52,912
   1,600 Premier Oil Plc, ADC                           11,287
  13,800 Prudential Plc, ADR                           909,577
   5,300 Racal Electronics Plc, ADR                     60,087
   1,800 Ramco Energy Plc, ADR                          19,575
  15,400 Rank Group Plc, ADR                           171,325
  13,300 Reed International Plc, ADR                   493,762
  10,300 Rentokil Initial Plc, ADR                     741,230
   8,753 Reuters Group Plc, ADR                        599,580
  18,400 Rexam Plc, ADR                                 82,800
   9,700 Rio Tinto Plc, ADR                            458,325
     870 Saatchi & Saatchi Plc                          11,963
   1,600 Scottish Hydro-Electric Plc, ADR              140,522
   7,400 Scottish Power Plc, ADR                       259,471
   4,200 Sedgwick Group Plc, ADR                        45,937
   1,700 Select Appointments
           Holdings Plc, ADR                            50,150
     500 SELECT Software Tools Plc, ADR+                 2,313
   1,700 Senetek Plc, ADR+                               5,950
  62,300 Shell Transportation &
           Trading Plc, ADR                          2,639,962
   9,800 Siebe Plc, ADR                                391,732
1,181,500  Signet Group                                848,283
     400 Signet Group Plc+                               8,525
     300 Smallworldwide Plc, ADR+                        8,738
  64,600 Smithkline Beecham
           Group Plc, ADR                            3,908,300
  17,283 Southern Electric
           Corporation Plc, ADR                        158,427
     500 Stolt Comex Seaway SA+                          8,750
   1,300 Stolt-Nielsen SA Plc                           22,263
     850 Stolt-Nielsen SA Plc, ADR                      14,769
   3,000 Tate & Lyle Plc, ADR                           95,254
   3,200 Telewest Communications
           Plc, ADR+                                    76,000
  30,000 Tesco Plc                                     293,032
  75,700 Tesco Plc, ADR                                736,890
   3,564 Thorn EMI Plc, ADR                             57,024
   8,500 TI Group Plc, ADR                             129,151
  13,700 Tomkins Plc, ADR                              313,387
   1,400 Trinity International Plc, ADR                 22,978
 119,850 TT Group                                      591,336
  35,600 Ulster Television Plc                         104,022
  69,500 Unilever Plc, ADR                           3,010,219
  19,400 United Biscuits
           Holdings Plc, ADR                            77,846
   4,600 United News &
           Media Plc, ADR                              130,884
  11,050 Vodafone Group Plc, ADR                     1,392,991
   3,100 Waste Management
           International Plc, ADR+                      33,712
   2,500 Wembley Plc, ADR                               67,790
   7,000 Williams Holdings Ltd. Plc, ADR               135,346
   3,200 Willis Corroon Group Plc, ADR                  40,200
   2,800 WPP Group Plc, ADR                            188,300
   1,000 Xenova Group Plc, ADR+                          2,125
  34,200 Zeneca Group Plc, ADR                       1,500,525
                                                  ------------
                                                    64,741,560
                                                  ------------
    United States -- 0.0%#
     300 ESG Re Ltd.                                     6,488
     600 Fresh Del Monte Produce, Inc.+                 11,362
     500 Getty Images Inc.+                             11,125
     400 Stirling Cooke Brown
           Holdings Ltd.                                11,250
                                                  ------------
                                                        40,225
                                                  ------------
    Venezuela -- 0.0%#
     562 Banco Venezolano de
           Credito, ADR                                  4,068
   1,700 Compania Anonima Nacional
           Telefonos de Venezuela, ADR                  42,500
   2,400 Mavesa SA, ADR                                  7,650
   1,000 Sidervrgica/Venez/Sivensa, ADR                  6,143
                                                  ------------
                                                        60,361
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $165,860,692)                              212,005,122
                                                  ------------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $4,482,000)
$4,482,000  Agreement with State
              Street Bank and Trust
              Company, 5.800% dated
              06/30/1998, to be
              repurchased at $4,482,722
              on 07/01/1998,
              collateralized by
              $4,050,000 U.S. Treasury
              Bond, 7.875% maturing
              11/15/2004 (value
              $4,576,500)                          $ 4,482,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $56,005,468)                      25.8%     56,005,468
                                                  ------------
TOTAL INVESTMENTS
  (Cost $226,348,160*)                   125.4%    272,492,590
OTHER ASSETS AND
  LIABILITIES (Net)                      (25.4)    (55,199,895)
                                          ----     ------------
NET ASSETS                               100.0%   $217,292,695
                                          ====    ============

---------

*  Aggregate cost for Federal tax purposes is $227,225,593.
** As of June 30, 1998, the market value of the securities on loan is $54,329,219. Collateral received for securities loaned includes $1,087,000 in U.S. government securities and the remaining 54,918,468 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.
/TABLE

Munder International Equity Fund
   Portfolio of Investments, June 30, 1998
                  (Continued)
-----------------------------------------------------------------------------
At June 30, 1998 sector diversification of the Munder
International Equity Fund was as follows:

                                                  % of
                                                Net Assets       Value
                                                ----------       -----
COMMON STOCKS:
Banking & Financial
  Services.................                       16.0%       $34,794,639
Telecommunications.........                       10.8         23,519,717
Oil & Gas..................                        9.5         20,535,613
Drugs & Health Care........                        9.1         19,726,738
Food & Beverage............                        6.0         13,007,529
Automotive.................                        4.6         10,058,736
Utilities..................                        4.6          9,917,631
Machinery & Heavy
  Equipment................                        4.5          9,835,687
Retail.....................                        4.1          9,008,941
Chemicals..................                        2.9          6,311,108
Electric & Electrical Equipment                    2.1          4,627,704
Electronics................                        2.1          4,550,317
Business Services..........                        2.0          4,399,401
Printing & Publishing......                        1.7          3,729,908
Construction & Mining
  Equipment................                        1.7          3,625,034
Metals & Mining............                        1.5          3,365,242
Software...................                        1.4          3,032,036
Manufacturing..............                        1.2          2,699,399
Photography................                        1.0          2,171,357
Household Appliances &
  Home Furnishings.........                        1.0          2,109,644
Transportation.............                        1.0          2,108,374
Medical Products...........                        0.9          1,997,362
Tobacco....................                        0.9          1,871,744
Building & Building
  Materials................                        0.7          1,623,155
Diversified Industrial.....                        0.7          1,620,933
Apparel & Textiles.........                        0.6          1,386,440
Broadcasting & Advertising.                        0.6          1,288,232
Entertainment..............                        0.6          1,252,094
Real Estate................                        0.5            998,761
Conglomerates..............                        0.4            905,142
Office Supplies............                        0.4            768,350
Miscellaneous..............                        2.5          5,158,154
                                                  ----         ----------
TOTAL COMMON STOCKS........                       97.6        212,005,122
REPURCHASE
  AGREEMENT ...............                        2.0          4,482,000
OTHER INVESTMENTS .........                       25.8         56,005,468
                                                  ----         ----------
TOTAL INVESTMENTS .........                      125.4        272,492,590
OTHER ASSETS AND
  LIABILITIES (Net) .......                      (25.4)       (55,199,895)
                                                  ----         ----------
NET ASSETS ................                      100.0%      $217,292,695
                                                  ====         ==========

                      See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 97.8%
    Banking and Financial Services -- 7.1%
 40,900  ACE Cash Express, Inc.+                     $ 705,525
 22,250  Colorado Business
           Bankshares, Inc.+                           356,000
 25,000  First International Bancorp, Inc.             359,375
 22,000  Greater Bay Bancorp                           763,125
 40,400  Litchfield Financial
           Corporation                                 848,400
 14,700  People's Bancshares, Inc.                     340,856
 23,800  Riverview Bancorp, Inc.                       395,675
                                                  ------------
                                                     3,768,956
                                                  ------------
    Broadcasting -- 0.8%
 20,000  Medialink Worldwide, Inc.+                    420,000
                                                  ------------
    Building Materials -- 0.9%
 26,000  Dayton Superior Corporation+                  468,000
                                                  ------------
    Commercial Services -- 5.2%
 30,000  COMARCO, Inc.+                                641,250
 38,900  Compas International Services
           Corporation+                                369,550
 46,200  MPW Industrial Services
           Group, Inc.+                                623,700
 33,721  Ontrack Data
           International, Inc.+                        459,449
 24,600  SteriGenics International, Inc.+              639,600
                                                  ------------
                                                     2,733,549
                                                  ------------
    Computers & Business Equipment -- 1.5%
 40,000  ScanSource, Inc.+                             770,000
                                                  ------------
    Computer Hardware, Software
      or Services -- 9.0%
 25,000  Blue Wave Systems, Inc.+                       87,500
 50,000  Made2Manage Systems, Inc.+                    581,250
144,750  Oshap Technologies Ltd.+                      968,016
161,550  Sapiens International Corporation+          1,140,947
100,100  SQL Financials International, Inc.+           913,412
 50,000  Symix Systems, Inc.+                        1,031,250
                                                  ------------
                                                     4,722,375
                                                  ------------
    Electrical Equipment-- 3.9%
100,000  Ault, Inc.+                                   512,500
 88,000  Merrimac Industries, Inc.                   1,160,500
 29,000  Trans-Industries, Inc.                        395,125
                                                  ------------
                                                     2,068,125
                                                  ------------
    Electronics -- 6.5%
114,750  Aeroflex, Inc.+                             1,190,531
 45,500  Anaren Microwave, Inc.+                       682,500
 65,000  Herley Industries, Inc.+                      804,375
165,000  Microdyne Corporation+                        742,500
                                                  ------------
                                                     3,419,906
                                                  ------------
    Entertainment & Gaming -- 1.7%
 16,300  Brass Eagle, Inc.+                            250,613
 31,500  Equity Marketing, Inc.+                       665,437
                                                  ------------
                                                       916,050
                                                  ------------
    Food & Beverages -- 0.9%
 97,350  Sherwood Brands, Inc.+                        486,750
                                                  ------------
    Health Care Producers -- 3.4%
127,300  Apple Orthodontix, Inc.+                      763,800
 40,000  Medco Research, Inc.+                       1,020,000
                                                  ------------
                                                     1,783,800
                                                  ------------
    Health Care Products -- 2.6%
201,500  Graham-Field Health
           Products, Inc.+                           1,133,438
100,000  IVC Industries, Inc.+                         225,000
                                                  ------------
                                                     1,358,438
                                                  ------------
    Household Appliances
      & Home Furnishings -- 0.7%
 24,200  Drew Industries, Inc.+                        361,488
                                                  ------------
    Industrial Machinery -- 2.1%
23,000  Metrika Systems Corporation+                   385,250
 40,000  Park-Ohio Industries+                         740,000
                                                  ------------
                                                     1,125,250
                                                  ------------
    Lodging -- 1.7%
 21,000  Suburban Lodges of America,
           Inc.+                                       317,625
 70,350  U.S. Franchise Systems, Inc.+                 571,594
                                                  ------------
                                                       889,219
                                                  ------------
    Machinery -- 4.4%
 69,250  Gradall Industries, Inc.+                   1,012,781
200,000  InterSystems, Inc.+                           375,000
100,000  Bolt Technology Corporation+                  912,500
                                                  ------------
                                                     2,300,281
                                                  ------------
    Medical and Medical Services -- 12.8%
100,000  Air Methods Corporation+                      453,125
 69,250  Anika Therapeutics, Inc.+                   1,012,781
 12,500  Bioanalytical Systems, Inc.+                   87,500
 75,000  Castle Dental Centers, Inc.+                  731,250
132,050  IRIDEX Corporation+                         1,056,400
 20,000  Meridian Medical
           Technologies, Inc.+                         190,000
 35,100  Morrison Health Care, Inc.                    666,900
 80,000  Response Oncology, Inc.+                      525,000
 45,000  SeaMED Corporation+                           798,750
 79,100  Somnus Medical Technologies, Inc.+            647,631
 90,000  Vision Twenty-One, Inc.+                      573,750
                                                  ------------
                                                     6,743,087
                                                  ------------
    Metal Processing -- 1.6%
 40,000  EASCO, Inc.                                   402,500
 20,000  SIFCO Industries, Inc.                        422,500
                                                  ------------
                                                       825,000
                                                  ------------
    Oil & Gas -- 2.3%
 79,800  Dawson Production Services, Inc.+           1,197,000
                                                  ------------
    Photography -- 0.8%
 55,000  Seattle Filmworks, Inc.+                      424,531
                                                  ------------
    Restaurants -- 2.4%
 42,000  Il Fornaio Corporation+                       467,250
 49,000  Schlotzsky's, Inc.+                           784,000
                                                  ------------
                                                     1,251,250
                                                  ------------
    Retail -- 10.2%
 55,000  Chico's Fas, Inc.+                            852,500
 44,200  DeCrane Aircraft Holdings, Inc.+              767,975
 87,700  Gildan Activewear, Inc.+                      570,050
 20,800  Happy Kids, Inc.+                             286,000
 22,000  K & G Men's Center, Inc.+                     497,750
 19,000  Mark Bros. Jewelers, Inc.+                    370,500
 31,000  Mazel Stores, Inc.+                           496,000
 12,000  Piercing Pagoda, Inc.+                        435,000
 17,000  Schultz Save O Stores, Inc.                   276,250
223,450  Shop at Home, Inc.+                           796,041
                                                  ------------
                                                     5,348,066
                                                  ------------
    Technology -- 0.4%
 25,000  Excel Technology, Inc.+                       221,875
                                                  ------------
    Telecommunications -- 11.4%
120,000  Advanced Communication
           Systems, Inc.+                            1,492,500
 63,800  Alpha Industries, Inc.+                       953,012
 69,800  Comdial Corporation+                          846,325
 50,000  Gilat Communications Ltd.+                    431,250
149,000  International FiberCom, Inc.+               1,299,094
 50,000  ViaSat, Inc.+                                 959,375
                                                  ------------
                                                     5,981,556
                                                  ------------
    Tobacco -- 1.8%
 49,500  800-JR CIGAR, Inc.+                           977,625
                                                  ------------
    Trucking & Freight Forwarding -- 1.7%
 72,800  Dynamex, Inc.+                                882,700
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $51,794,377)                                51,444,877
                                                  ------------
WARRANTS -- 0.0%#
 48,675  Sherwood Brands, Inc. expires
           05/06/2003+                                  36,506
                                                  ------------
TOTAL WARRANTS
  (Cost $4,868)                                         36,506
                                                  ------------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $1,193,000)
$1,193,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $1,193,192
              on 07/01/1998, collateralized
              by $1,055,000 U.S. Treasury
              Bond, 6.875% maturing
              08/15/2025 (value
              $1,218,666)                          $ 1,193,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $2,747,600)                        5.2%      2,747,600
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $55,739,845*)                    105.3%   $ 55,421,983
OTHER ASSETS AND
  LIABILITIES (Net)                       (5.3)%    (2,806,844)
                                          ----    ------------
NET ASSETS                                100.0%  $ 52,615,139
                                           ====    ============

---------
* Aggregate cost for Federal tax purposes is $55,788,691.
**As of June 30, 1998, the market value of the securities on loan is $2,568,400. Collateral received for securities loaned of $2,747,600 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.

Munder Mid-Cap Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 95.8%
    Advertising -- 2.2%
22,250  HA-LO Industries, Inc.+                      $ 692,531
                                                  ------------
    Automobile Parts & Equipment -- 1.9%
14,200  Tower Automotive, Inc.+                        608,825
                                                  ------------
    Banking and Finance -- 6.6%
 9,200  Amresco, Inc.+                                 267,950
13,950  Charter One Financial, Inc.                    469,940
18,700  Mercantile Bankshares
          Corporation                                  650,994
20,156  Sovereign Bancorp, Inc.                         29,425
11,300  Westamerica Bancorporation                      63,012
                                                  ------------
                                                     2,081,321
                                                   ------------
    Basic Industries -- 2.1%
11,400  Waters Corporation+                            671,888
                                                  ------------
    Broadcasting -- 1.4%
 9,600  Meredith Corporation                           450,600
                                                  ------------
    Chemicals -- 1.6%
 9,700  Minerals Technologies, Inc.                    493,488
                                                  ------------
    Commercial Services -- 7.8%
15,800  ABR Information Services, Inc.+                375,250
 8,800  AccuStaff, Inc.+                               275,000
16,800  Equity Corporation
          International+                               403,200
21,100  Metamor Worldwide, Inc.+                       742,456
24,900  Stewart Enterprises, Inc.                       62,963
                                                  ------------
                                                     2,458,869
                                                  ------------
    Communication Equipment -- 1.2%
13,500  Aspect Telecommunications
          Corporation+                                 369,563
                                                  ------------
    Computer Hardware, Software
      or Services -- 12.1%
20,200  Affiliated Computer Services,
          Inc.+                                      $ 777,700
19,400  BA Merchant Services, Inc.+                    391,638
19,100  Cadence Design Systems, Inc.+                   96,875
14,700  Diebold, Inc.                                  424,462
16,800  Fiserv, Inc.+                                  713,475
 8,500  Network Appliance, Inc.+                       330,969
20,600  Parametric Technology
          Corporation+                                 558,775
                                                  ------------
                                                     3,793,894
                                                  ------------
    Diversified -- 1.9%
13,800  Carlisle Companies, Inc.                       594,263
                                                  ------------
    Electronics -- Semiconductors -- 3.4%
16,500  Altera Corporation+                            487,781
18,600  Maxim Integrated Products, Inc.+               589,388
                                                  ------------
                                                     1,077,169
                                                  ------------
    Financial Services -- 3.6%
12,000  FINOVA Group, Inc.                             679,500
 4,700  Heller Financial, Inc.+                        141,000
13,684  Imperial Credit Industries, Inc.+              321,574
                                                  ------------
                                                     1,142,074
                                                  ------------
    Health Care Products -- 6.3%
 7,500  Elan Corporation+                              482,344
20,800  ESC Medical Systems Ltd.+                      702,000
21,650  Patterson Dental Company+                      792,931
                                                  ------------
                                                     1,977,275
                                                  ------------
    Insurance -- 3.6%
16,000  HCC Insurance Holdings, Inc.                   352,000
15,400  Nationwide Financial Services, Inc.            785,400
                                                  ------------
                                                     1,137,400
                                                  ------------
    Investment Corporation -- 1.8%
22,100  Sirrom Capital Corporation                     574,600
                                                  ------------
    Lodging -- 3.3%
13,200  CapStar Hotel Company+                         369,600
17,600  Promus Hotel Corporation+                      677,600
                                                  ------------
                                                     1,047,200
                                                  ------------
    Machinery -- 1.1%
14,400  Donaldson Company, Inc.                        340,200
                                                  ------------
    Medical Instruments & Supplies -- 4.9%
26,000  Biomet, Inc.                                   859,625
10,700  STERIS Corporation+                            680,453
                                                  ------------
                                                     1,540,078
                                                  ------------
    Medical Services -- 5.0%
23,200  HBO & Company                                  817,800
21,800  Total Renal Care Holdings, Inc.+               752,100
                                                  ------------
                                                     1,569,900
                                                  ------------
    Oil Equipment & Services -- 5.5%
 7,500  Camco International, Inc.                      584,062
 6,700  Cooper Cameron Corporation+                    341,700
14,600  Diamond Offshore Drilling, Inc.                584,000
 6,000  Smith International, Inc.+                     208,875
                                                  ------------
                                                     1,718,637
                                                  ------------
    Paper & Forest Products -- 1.5%
11,362  Bemis Company, Inc.                            464,422
                                                  ------------
    Printing -- 2.3%
18,500  Valassis Communications, Inc.+                 713,406
                                                  ------------
    Public Service -- 1.5%
20,600  Corrections Corporation of
          America+                                     484,100
                                                  ------------
    Publishing -- 1.5%
10,100  Applied Graphics
          Technologies, Inc.+                          462,075
                                                  ------------
    Real Estate -- 3.2%
13,600  Mack-Cali Realty Corporation                   467,500
14,100  Spieker Properties, Inc.                       546,375
                                                  ------------
                                                     1,013,875
                                                  ------------
    Restaurants -- 1.0%
17,850  Landry's Seafood Restaurants, Inc.+            322,973
                                                  ------------
    Retail -- 2.4%
30,900  Pier 1 Imports, Inc.                           737,737
                                                  ------------
    Telecommunications -- 3.4%
 9,200  Century Telephone Enterprises                  422,050
18,540  Qwest Communications
          International, Inc.+                         646,582
                                                  ------------
                                                     1,068,632
                                                  ------------
    Trucking & Freight Forwarding -- 1.7%
12,000  Expeditores International, Inc.                528,000
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $27,919,942)                                30,134,995
                                                  ------------

Principal
Amount
------


REPURCHASE AGREEMENT -- 4.8%
  (Cost  $1,509,000)
$1,509,000  Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $1,509,243
              on 07/01/1998, collateralized
              by $1,175,000 U.S. Treasury
              Bond, 8.125% maturing
              08/15/2019 (value
              $1,543,459)                            1,509,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $7,700,823)       24.5%                      7,700,823
                          ----                    ------------
TOTAL INVESTMENTS
  (Cost $37,129,765*)    125.1%                     39,344,818
OTHER ASSETS AND
  LIABILITIES (Net)      (25.1)%                    (7,891,619)
                          ----                    ------------
NET ASSETS               100.0%                   $ 31,453,199
                          ====                    ============

---------
*  Aggregate cost for Federal tax purposes is $37,131,954.
** As of June 30, 1998, the market value of the securities on loan is $7,424,871. Collateral received for securities loaned of $7,700,823 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                      See Notes to Financial Statements.

Munder Multi-Season Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----
COMMON STOCKS -- 93.7%
    Advertising -- 3.3%
130,000  Interpublic Group of
           Companies, Inc.                         $ 7,889,375
346,350  Omnicom, Inc.                              17,274,206
                                                  ------------
                                                    25,163,581
                                                  ------------
    Aerospace -- 1.7%
 98,825  Sundstrand Corporation                      5,657,731
 77,950  United Technologies
           Corporation                               7,210,375
                                                  ------------
                                                    12,868,106
                                                 ------------
    Automobile Parts & Equipment -- 2.1%
281,550  Johnson Controls, Inc.                     16,101,141
                                                  ------------
    Banking and Financial Services -- 14.0%
187,500  Associates First Capital
           Corporation                              14,414,062
 82,925  BankAmerica Corporation                     7,167,830
223,914  Charter One Financial, Inc.                 7,543,103
234,250  Chase Manhattan Corporation                17,685,875
260,000  Federal National Mortgage
           Association                              15,795,000
128,125  MGIC Investment Corporation                 7,311,133
381,400  Norwest Corporation                        14,254,825
133,050  Summit Bancorp                              6,319,875
366,900  U.S. Bancorp                               15,776,700
                                                  ------------
                                                   106,268,403
                                                  ------------
    Building Materials -- 1.6%
367,675  Sherwin-Williams Company                   12,179,234
                                                  ------------
    Business Equipment and Supplies -- 2.0%
277,200  Avery Dennison Corporation                 14,899,500
                                                  ------------
    Business Services -- 5.0%
212,075  Automatic Data Processing, Inc.            15,454,966
213,225  Equifax, Inc.                               7,742,733
431,013  First Data Corporation                     14,358,120
                                                  ------------
                                                    37,555,819
                                                  ------------
    Chemicals -- 0.8%
157,000  Air Products & Chemicals, Inc.              6,280,000
                                                  ------------
    Commercial Services -- 0.4%
142,500  Cendant Corporation+                        2,974,688
                                                  ------------
    Computer Hardware, Software
      or Services -- 7.3%
165,550  BMC Software, Inc.+                         8,598,253
119,000  Cadence Design Systems, Inc.+               3,718,750
200,025  CISCO Systems, Inc.+                       18,414,802
134,600  Honeywell, Inc.                            11,247,512
235,768  Oracle Systems Corporation+                 5,791,052
267,000  Parametric Technology
           Corporation+                              7,242,375
                                                  ------------
                                                    55,012,744
                                                  ------------
    Consumer Non-Durables -- 0.9%
139,325  Newell Company                              6,940,127
                                                  ------------
    Diversified -- 8.8%
230,000  AlliedSignal Corporation                   10,206,250
249,400  Textron, Inc.                              17,878,863
506,012  Thermo Electron Corporation+               17,299,285
335,000  Tyco International Ltd.                    21,105,000
                                                  ------------
                                                    66,489,398
                                                  ------------
    Drugs -- 5.8%
203,500  Amgen, Inc.+                               13,303,812
112,600  Merck & Co., Inc.                          15,060,250
 68,200  Pfizer, Inc.                                7,412,488
 86,300  Schering-Plough Corporation                 7,907,237
                                                  ------------
                                                    43,683,787
                                                  ------------
    Electrical Equipment -- 4.6%
222,125  Emerson Electric Company                   13,410,797
184,800  General Electric Company                   16,816,800
131,700  Maxim Integrated Products, Inc.+            4,173,244
                                                  ------------
                                                    34,400,841
                                                 ------------
    Food and Beverages -- 1.8%
241,850  Sara Lee Corporation                       13,528,484
                                                  ------------
    Home Furnishings -- 1.0%
285,950  Leggett & Platt, Inc.                       7,148,750
                                                  ------------
    Household Products -- 0.9%
175,486  Lancaster Colony Corporation                6,646,532
                                                  ------------
    Insurance -- 3.1%
 58,062  American International
           Group, Inc.                               8,477,052
203,800  MBIA, Inc.                                 15,259,525
                                                  ------------
                                                    23,736,577
                                                  ------------
    Machinery -- 0.3%
100,000  Donaldson Company, Inc.                     2,362,500
                                                  ------------
    Manufactured Housing -- 2.0%
797,159  Clayton Homes, Inc.                        15,146,021
                                                  ------------
    Medical Services & Supplies -- 4.8%
220,900  Biomet, Inc.                                7,303,506
515,750  HEALTHSOUTH Corporation+                   13,764,078
110,000  Johnson & Johnson Company                   8,112,500
184,500  Stryker Corporation                         7,080,188
                                                  ------------
                                                    36,260,272
                                                   -----------
    Oil Equipment and Services -- 3.1%
240,956  R&B Falcon Corporation+                     5,451,629
 74,150  Schlumberger Ltd.                           5,065,372
296,500  Transocean Offshore, Inc.                  13,194,250
                                                  ------------
                                                    23,711,251
                                                  ------------
    Recreation -- 2.1%
400,000  Carnival Corporation, Class A              15,850,000
                                                  ------------
    Restaurants -- 2.3%
112,400  Cracker Barrel Old Country
           Store, Inc.                               3,568,700
595,775  Wendy's International, Inc.
4,000,712
                                                  ------------
                                                    17,569,412
                                                  ------------
    Retail -- Specialty -- 7.8%
181,857  Consolidated Stores Corporation+            6,592,316
190,900  Costco Companies, Inc.+                    12,038,631
259,225  General Nutrition Companies,
           Inc.+                                     8,068,378
190,700  Home Depot, Inc.                           15,840,019
300,000  Pier 1 Imports, Inc.                        7,162,500
224,050  Walgreen Company                            9,256,066
                                                  ------------
                                                    58,957,910
                                                  ------------
    Telecommunications -- 5.2%
366,975  Century Telephone Enterprises              16,834,978
169,200  SBC Communications                          6,768,000
331,275  WorldCom, Inc.                             16,046,133
                                                  ------------
                                                    39,649,111
                                                  ------------
    Toys -- 1.0%
179,125  Mattel, Inc.                                7,579,227
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $462,830,466)                              708,963,416
                                                  ------------
Principal
Amount
------


REPURCHASE AGREEMENT -- 6.6%
  (Cost $50,334,000)
$50,334,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $50,342,109
              on 07/01/1998, collateralized
              by $45,435,000 U.S. Treasury
              Note, 7.875% maturing
              11/15/2004 (value
              $51,341,550)                          50,334,000
              ------------
OTHER INVESTMENTS**
  (Cost $64,669,752)                       8.5%     64,669,752
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $577,834,218*)                   108.8%    823,967,168

OTHER ASSETS AND
  LIABILITIES (Net)                      (8.8)    (67,010,322)
                                          ----    ------------
NET ASSETS                               100.0%   $756,956,846
                                          ====    ============

---------

* Aggregate cost for Federal tax purposes.
**As of June 30, 1998, the market value of the securities on loan is $62,196,227. Collateral received for securities loaned of $64,669,752 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.

                      See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 94.9%
    Apartments -- 10.5%
 91,085  Avalon Bay Community, Inc.                $ 3,461,228
107,200  Camden Property Trust                       3,189,200
 74,300  Equity Residential Properties
           Trust                                     3,524,606
                                                  ------------
                                                    10,175,034
                                                  ------------
    Community Shopping Centers -- 14.6%
146,075  Bradley Real Estate, Inc.                   3,085,834
 76,100  Developers Diversified Realty
           Corporation                               2,982,169
206,375  IRT Property Company                        2,270,125
 87,600  Kimco Realty Corporation                    3,591,600
 57,000  Vornado Realty Trust                        2,262,188
                                                  ------------
                                                    14,191,916
                                                  ------------
    Hotels -- 9.0%
 86,600  FelCor Suite Hotels, Inc.                   2,717,075
121,751  Patriot American Hospitality, Inc.          2,914,414
 65,500  Starwood Lodging Trust                      3,164,469
                                                  ------------
                                                     8,795,958
                                                  ------------
    Office & Industrial -- 40.0%
 97,075  Arden Realty Group, Inc.                    2,511,816
 87,400  Boston Properties, Inc.                     3,015,300
132,200  Brandywine Realty Trust                     2,957,975
 85,100  Cabot Industrial Trust                      1,819,013
133,800  Corporate Office Properties
           Trust, Inc.                               1,187,475
 93,250  Crescent Real Estate Equities, Inc.         3,135,531
134,925  Duke Realty Investments, Inc.               3,187,603
111,244  Equity Office Properties Trust              3,156,548
 75,450  Highwoods Properties, Inc.                  2,437,978
118,575  Kilroy Realty Corporation                   2,964,375
 82,050  Mack-Cali Realty Corporation                2,820,469
108,600  Prentiss Properties Trust                   2,640,337
121,200  Reckson Associates Realty
           Corporation                               2,863,350
  9,696  Reckson Services Industries, Inc.+             32,118
 78,600  Spieker Properties, Inc.                    3,045,750
 50,250  Tower Realty Trust, Inc.                    1,124,344
                                                  ------------
                                                    38,899,982
                                                  ------------
    Regional Malls -- 7.9%
 80,050  CBL & Associates Properties,
           Inc.                                      1,941,213
115,500  JP Realty, Inc.                             2,721,469
 94,425  Simon DeBartolo Group, Inc.                 3,068,812
                                                  ------------
                                                     7,731,494
                                                  ------------
    Storage -- 4.1%
 99,575  Public Storage, Inc.                        2,788,100
 35,700  Storage USA                                 1,249,500
                                                  ------------
                                                     4,037,600
                                                  ------------
    Triple Net Lease -- 3.8%
 94,300  Commercial Net Lease Realty                 1,526,481
 63,075  TriNet Corporate Realty
           Trust, Inc.                               2,144,550
                                                  ------------
                                                     3,671,031
                                                  ------------
    Other -- 5.0%
 93,000  Correctional Properties Trust+              1,883,250
  6,840  Crescent Operating, Inc.+                     116,280
107,475  Glenborough Realty Trust, Inc.              2,834,653
                                                  ------------
                                                     4,834,183
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $84,810,105)                                92,337,198
                                                  ------------
WARRANTS -- 0.0%#
  2,053  Security Capital Group, Inc.
           expires 09/18/1998+                             705
                                                  ------------
TOTAL WARRANTS
  (Cost $0)                                                705
                                                  ------------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $2,265,000)
$2,265,000  Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $2,265,365
              on 07/01/1998, collateralized
              by $1,925,000 U.S. Treasury
              Bond, 7.500% maturing
              11/15/2016 (value
              $2,314,813)                          $ 2,265,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $87,075,105*)     97.2%                   $ 94,602,903

OTHER ASSETS AND
  LIABILITIES (Net)        2.8                       2,721,904
                          ----                    ------------
NET ASSETS               100.0%                   $ 97,324,807
                          ====                    ============

---------

* Aggregate cost for Federal tax purposes is $87,075,105.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.


Munder Small-Cap Value Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----
COMMON STOCKS -- 94.1%
    Airlines -- 1.6%
 73,275  Midwest Express
           Holdings, Inc.+                          $2,651,639
                                                  ------------
    Automobile Parts & Equipment -- 4.6%
207,541  Control Devices, Inc.                       2,698,033
103,200  Dura Automotive Systems, Inc.+              3,315,300
119,000  Motorcar Parts &
           Accesories, Inc.+                         1,755,250
                                                  ------------
                                                     7,768,583
                                                  ------------
    Banking and Financial Services -- 22.7%
 71,980  Carolina First Bancshares                   1,826,492
133,300  Commonwealth Bancorp, Inc.                  3,057,569
152,400  Flagstar Bancorp, Inc.                      3,714,750
138,900  Harbor Florida Bancshares, Inc.             1,658,119
 82,400  Home Bancorp of Elgin, Inc.                 1,277,200
270,600  Long Beach Financial
           Corporation+                              2,976,600
 33,100  Long Island Bancorp, Inc.                   2,010,825
118,000  McDonald & Company
           Investments                               3,871,875
 65,800  Metris Companies, Inc.                      4,194,750
 83,600  Ocean Financial Corporation                 1,598,850
 35,300  Pacific Bank, N.A.                          1,941,500
 29,300  Prime Bancshares, Inc.                        743,487
 74,970  Provident Bankshares
           Corporation                               2,211,615
 88,000  Riggs National Corporation                  2,571,250
 70,900  Rock Financial Corporation                    726,725
 55,800  SIS Bancorp, Inc.                           2,162,250
 69,600  WSFS Financial Corporation                  1,426,800
                                                  ------------
                                                    37,970,657
                                                  ------------
    Building Materials -- 6.9%
152,700  Dayton Superior Corporation+                2,748,600
 77,700  Eagle Hardware & Garden, Inc.+              1,796,812
 71,400  Genlyte Group, Inc.+                        1,892,100
 61,700  U.S. Home Corporation+                      2,545,125
156,000  Universal Forest Products, Inc.             2,554,500
                                                  ------------
                                                    11,537,137
                                                  ------------
    Chemicals -- 2.7%
 93,000 General Chemical Group, Inc.                 2,580,750
 72,100 The Carbide/Graphite Group, Inc.+            2,005,281
                                                  ------------
                                                     4,586,031
                                                  ------------
    Commercial Services -- 1.3%
141,000  First Aviation Services, Inc.+                722,625
 74,100  Tokheim Corporation+                        1,519,050
                                                  ------------
                                                     2,241,675
                                                  ------------
    Consumer Durables -- 0.3%
 46,310  Lifetime Hoan Corporation                     463,100
                                                  ------------
    Containers -- 1.1%
 81,400  Ivex Packaging Corporation+                 1,892,550
                                                  ------------
    Diversified Industrial -- 1.2%
155,750  Griffon Corporation+                        1,995,547
                                                  ------------
    Electronics -- 3.5%
175,200  inTEST Corporation+                         1,051,200
 59,100  Kuhlman Corporation                         2,338,144
 77,700  Microsemi Corporation+                        718,725
135,300  ORBIT/FR, Inc.+                               913,275
 86,000  Pioneer-Standard Electronics, Inc.            827,750
                                                  ------------
                                                     5,849,094
                                                  ------------
    Food and Beverages -- 1.5%
120,800  J&J Snack Foods Corporation+                2,521,700
                                                  ------------
    Health Care -- 1.8%
120,900  Sierra Health Services, Inc.+               3,045,169
                                                  ------------
    Home Furnishings -- 3.5%
239,000  Quaker Fabric Corporation+                  3,450,563
 70,100  Toro Company                                2,400,925
                                                  ------------
                                                     5,851,488
                                                  ------------
    Hotels -- 1.6%
180,900  Suburban Lodges of America,
           Inc.+                                     2,736,113
                                                  ------------
    Insurance -- 7.3%
 95,100  ARM Financial Group, Inc.                   2,104,088
110,300  ESG Re Ltd.                                 2,385,237
 23,400  Executive Risk, Inc.                        1,725,750
 90,500  IPC Holdings Ltd.                           2,743,281
 32,600  NAC Re Corporation                          1,740,025
 57,100  Stirling Cooke Brown Holdings
            Ltd.                                     1,605,938
                                                  ------------
                                                    12,304,319
                                                  ------------
    Medical and Medical Services -- 1.0%
249,500  Vision Twenty-One, Inc.+                    1,590,563
                                                  ------------
    Medical Supplies -- 3.0%
151,333  Bindley Western Industries, Inc.            4,994,000
                                                  ------------
    Metals and Metal Processing -- 5.3%
 85,300  Atchison Casting Corporation+               1,524,737
204,700  Novamerican Steel, Inc.+                    1,586,425
 80,400  Quanex Corporation                          2,437,125
277,200  Recycling Industries, Inc.+                 1,628,550
 68,800  TransTechnology Corporation                 1,767,300
                                                  ------------
                                                     8,944,137
                                                  ------------
    Oil and Gas -- 8.5%
 33,300  Cliffs Drilling Company+                    1,092,656
 69,700  Colonial Gas Company                        1,995,162
 62,950  Giant Industries, Inc.                      1,093,756
113,100  Houston Exploration Company+                2,594,231
 66,900  North Carolina Natural Gas
           Corporation                               1,697,588
 65,100  Southern Union Company+                     2,099,475
 81,300  Southwest Gas Corporation                   1,986,769
 34,800  Veritas DGC, Inc.+                          1,737,825
                                                  ------------
                                                    14,297,462
                                                  ------------
    Real Estate -- 6.8%
 43,500  Golf Trust America                          1,495,312
109,200  JP Realty, Inc.                             2,573,025
 97,300  Kilroy Realty Corporation                   2,432,500
 98,000  Prentiss Properties Trust                   2,382,625
104,200  Reckson Associates Realty
           Corporation                               2,461,725
  8,336  Reckson Service Industries, Inc.               27,613
                                                  ------------
                                                    11,372,800
                                                  ------------
    Restaurants -- 1.7%
 81,500  Landry's Seafood Restaurants,
           Inc.+                                     1,474,641
 86,000  Ruby Tuesday, Inc.                          1,333,000
                                                  ------------
                                                     2,807,641
                                                  ------------
    Retail -- 1.5%
105,000  Finlay Enterprises, Inc.+                   2,533,125
                                                  ------------
    Shoes -- 0.9%
 76,000  Maxwell Shoe, Inc.+                         1,510,500
                                                  ------------
    Telecommunications -- 3.8%
292,900  Century Communications
           Corporation, Class A+                     5,491,875
 24,000  L-3 Communications
           Holdings, Inc.+                             784,500
                                                  ------------
                                                     6,276,375
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $136,370,143)                              157,741,405
                                                  ------------

REPURCHASE AGREEMENT -- 7.7%
  (Cost  $12,940,000)
$12,940,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $12,942,085
              on 07/01/1998, collateralized
              by $13,005,000 U.S. Treasury
              Note, 3.625% maturing
              01/15/2008 (value
              $13,200,075)                        $ 12,940,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $11,832,150)       7.1%                     11,832,150
                                                  ------------
TOTAL INVESTMENTS
  (Cost $161,142,293*)   108.9%                   $182,513,555
OTHER ASSETS AND
  LIABILITIES (Net)       (8.9)                    (14,921,146)
                         -----                    ------------
NET ASSETS               100.0%                   $167,592,409
                         =====                    ============

---------

*  Aggregate cost for Federal tax purposes is $161,114,567.
** As of June 30, 1998, the market value of the securities on loan is $11,381,113. Collateral received for securities loaned of $11,832,150 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

                      See Notes to Financial Statements.

Munder Small Company Growth Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 92.7%
    Advertising -- 1.8%
240,780  HA-LO Industries, Inc.+                   $ 7,494,277
                                                  ------------
    Aerospace & Defense -- 7.3%
223,200  AAR Corporation                             6,598,350
650,500  Aeroflex, Inc.+                             6,748,937
155,700  Aviation Sales Company+                     6,169,613
264,090  Kellstrom Industries, Inc.+                 7,650,357
249,800  REMEC, Inc.+                                2,841,475
                                                  ------------
                                                    30,008,732
                                                  ------------
    Apparel & Textiles -- 2.4%
148,600  Kellwood Company                            5,312,450
117,800  St. John Knits, Inc.                        4,550,025
                                                  ------------
                                                     9,862,475
                                                  ------------
    Automobile Parts & Equipment -- 1.4%
129,600  Tower Automotive, Inc.+                     5,556,600
                                                  ------------
    Banking and Financial Services -- 7.6%
174,300  Amresco, Inc.+                              5,076,487
 73,860  Banknorth Group, Inc.                       2,732,820
149,740  Financial Federal Corporation+              4,014,904
131,100  First International Bancorp, Inc.           1,884,563
 27,850  Flagstar Bancorp, Inc.                        678,844
186,302  HUBCO, Inc.                                 6,671,940
160,050  Independent Bank Corporation                3,100,969
259,215  Litchfield Financial
           Corporation                               5,443,515
 55,400  Provident Bankshares
           Corporation                               1,634,300
                                                  ------------
                                                    31,238,342
                                                  ------------
    Broadcasting -- 1.2%
110,660  Metro Networks, Inc.+                       4,772,213
                                                  ------------
    Business Services -- 3.0%
208,170  Interim Services, Inc.+                     6,687,461
233,100  Wackenhut Corrections
           Corporation+                              5,448,713
                                                  ------------
                                                    12,136,174
                                                  ------------
    Commercial Services -- 8.8%
253,300  Comfort Systems USA, Inc.+                  5,920,887
115,200  Cort Business Services
           Corporation+                              3,628,800
217,900  F.Y.I., Inc.+                               6,210,150
137,100  NFO Worldwide, Inc.+                        2,442,094
269,350  Nichols Research Corporation+               7,356,622
268,860  Ontrack Data International, Inc.+           3,663,218
331,470  Tokheim Corporation+                        6,795,135
                                                  ------------
                                                    36,016,906
                                                  ------------
    Computer Hardware, Software
      or Services -- 10.0%
 65,000  Applied Voice Technology, Inc.+             1,495,000
211,680  Axent Technologies, Inc.+                   6,482,700
295,487  Boole & Babbage, Inc.+                      7,054,752
308,010  Deltek Systems, Inc.+                       7,546,245
182,400  Factset Research Systems, Inc.+             5,928,000
159,400  Gerber Scientific, Inc.                     3,626,350
103,380  Inter-Tel, Inc.                             1,654,080
108,590  Quadra Med Corp.+                           2,965,864
208,080  Tecnomatix Technologies Ltd.,
           ADR+                                      4,161,600
                                                  ------------
                                                    40,914,591
                                                  ------------
    Electronics -- 1.5%
320,460  Electromagnetic Sciences, Inc.+             6,088,740
                                                  ------------
    Energy and Natural Resources -- 1.2%
462,160  Newpark Resources, Inc.+                    5,141,530
                                                  ------------
    Health Care Products -- 4.8%
300,500  Alpharma, Inc.                              6,611,000
383,840  Helen of Troy Ltd.+                         8,444,480
 15,000  Medicis Pharmaceutical
           Corporation+                                547,500
211,550  Morrison Health Care, Inc.                  4,019,450
                                                  ------------
                                                    19,622,430
                                                  ------------
    Hotels -- 1.5%
218,650  CapStar Hotel Company+                      6,122,200
                                                  ------------
    Insurance -- 2.0%
100,710  CMAC Investment
           Corporation                               6,193,665
 26,000  Executive Risk, Inc.                        1,917,500
                                                  ------------
                                                     8,111,165
                                                  ------------
    Leisure -- 2.6%
484,460  Racing Champions Corporation+               5,662,126
167,130  Steiner Leisure Ltd.+                       5,055,683
                                                  ------------
                                                    10,717,809
                                                  ------------
    Medical Products -- 6.1%
220,300  ESC Medical Systems Ltd.+                   7,435,125
220,600  Hanger Orthopedic Group+                    4,494,725
225,350  Maxxim Medical, Inc.+                       6,535,150
126,300  Priority Healthcare
           Corporation+                              2,289,187
244,000  Thermo BioAnalysis
           Corporation+                              4,422,500
                                                  ------------
                                                    25,176,687
                                                  ------------
    Medical Services -- 4.5%
375,910  Assisted Living Concepts, Inc.+             6,484,447
571,450  Capital Senior Living
           Corporation+                              6,857,400
174,400  Curative Health Services, Inc.+             4,970,400
                                                  ------------
                                                    18,312,247
                                                  ------------
    Medical Supplies -- 5.7%
289,500 CONMED Corporation+                          6,658,500
280,860 Molecular Devices Corporation+               4,528,867
171,759 Serologicals Group, Inc.+                    5,539,228
415,600 Trex Medical Corporation+                    6,857,400
                                                  ------------
                                                    23,583,995
                                                  ------------
    Oil and Gas -- 5.5%
220,350  Hvide Marine, Inc.+                         2,988,497
373,650  Key Energy Group, Inc.+                     4,904,156
178,450  National-Oilwell, Inc.+                     4,784,691
244,900  Pool Energy Services Company+               3,612,275
318,300  Tuboscope Vetco International
           Corporation+                              6,286,425
                                                  ------------
                                                    22,576,044
                                                  ------------
    Printing & Publishing-- 1.4%
382,500  Schawk, Inc.                                5,737,500
                                                  ------------
    Restaurants -- 4.1%
114,900  Consolidated Products, Inc.+                2,427,263
345,700  Landry's Seafood Restaurants,
           Inc.+                                     6,255,009
128,800  Ruby Tuesday, Inc.                          1,996,400
389,150  Schlotzsky's, Inc.+                         6,226,400
                                                  ------------
                                                    16,905,072
                                                  ------------
    Retail -- 3.3%
342,850  Eagle Hardware & Garden, Inc.+              7,928,406
  8,000  Mark Bros. Jewelers, Inc.+                    156,000
163,350  The Men's Wearhouse, Inc.+                  5,390,550
                                                  ------------
                                                    13,474,956
                                                  ------------
    Shoes -- 0.8%
162,500  Maxwell Shoe Company, Inc.+                 3,229,688
                                                  ------------
    Telecommunications -- 2.4%
212,400  Gilat Satellite Networks Ltd., ADR+         7,102,125
310,000  P-COM, Inc.+                                2,838,437
                                                  ------------
                                                     9,940,562
                                                  ------------
    Tobacco -- 1.6%
329,800  800-JR CIGAR, Inc.+                         6,513,550
                                                  ------------
    Transporation -- Trucking -- 0.2%
 44,410  Heartland Express, Inc.+                      899,303
                                                  ------------
TOTAL COMMON STOCKS
  (Cost  $353,676,276)                             380,153,788
                                                  ------------
Principal
Amount                                              Value
---------                                           -----
REPURCHASE AGREEMENT -- 8.7%
  (Cost  $35,566,000)
$35,566,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $35,571,730
              on 07/01/1998, collateralized
              by $35,745,000 U.S. Treasury
              Note, 3.625% maturing
              01/15/2008 (value
              $36,281,175)                        $ 35,566,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $59,556,546)                      14.5%     59,556,546
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $448,798,822*)                   115.9%   $475,276,334
OTHER ASSETS AND
  LIABILITIES (Net)                      (15.9)    (65,117,649)
                                          ----    ------------
NET ASSETS                               100.0%   $410,158,685
                                          ====    ============

---------

* Aggregate cost for Federal tax purposes is $449,955,426.
**As of June 30, 1998, the market value of the securities on loan is $57,601,727. Collateral received for securities loaned of $59,556,546 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.

                     See Notes to Financial Statements.

Munder Value Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------



Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 97.5%
    Aerospace & Defense -- 4.0%
180,400 Howmet International, Inc.+                $ 2,706,000
 26,500 Northrop Grumman Corporation                 2,732,812
 35,700 Raytheon Company, Class  B                   2,110,763
                                                  ------------
                                                     7,549,575
                                                  ------------
    Airlines -- 3.8%
141,100  America West Holdings
           Corporation+                              4,030,169
 39,600  US Airways Group, Inc.+                     3,138,300
                                                  ------------
                                                      ,168,469
                                                  ------------
    Automobiles -- 3.0%
100,000  Chrysler Corporation                        5,637,500
                                                  ------------
    Automobile Parts & Equipment -- 3.6%
 49,600  Dura Automotive Systems, Inc.+              1,593,400
 40,500  Magna International,
           Class A, ADR                              2,779,312
 85,700  Standard Products Company                   2,410,313
                                                  ------------
                                                     6,783,025
                                                  ------------
    Banking and Financial Services -- 11.7%
 50,215  Banc One Corporation                        2,802,625
 64,050  First American Corporation                  3,082,406
 74,400  Green Tree Financial
           Corporation                               3,185,250
 27,500  Heller Financial, Inc.+                       825,000
 96,150  Hibernia Corporation, Class A               1,941,028
 55,850  Mercantile Bankshares
           Corporation                               1,944,278
101,700  Paine Webber Group, Inc.                    4,360,387
116,720  Sovereign Bancorp, Inc.                     1,907,643
 88,800  Staten Island Bancorp, Inc.                 2,020,200
                                                  ------------
                                                    22,068,817
                                                  ------------
    Broadcasting -- 2.3%
 99,450  MediaOne Group, Inc.                        4,369,584
                                                  ------------
    Building Materials -- 5.0%
138,700  Pulte Corporation                           4,143,662
 41,100  Southdown, Inc.                             2,933,513
 46,300  Texas Industries, Inc.                      2,453,900
                                                  ------------
                                                     9,531,075
                                                  ------------
    Chemicals -- 3.6%
183,400  Airgas, Inc.+                               2,636,375
124,700  Millennium Chemicals, Inc.                  4,224,212
                                                  ------------
                                                     6,860,587
                                                  ------------
    Commercial Services -- 1.0%
 89,300  Cendant Corporation+                        1,864,138
                                                  ------------
    Computer Hardware, Software or
      Services -- 3.1%
 66,400  Hewlett-Packard Company                     3,975,700
 78,300  Seagate Technologies, Inc.+                 1,864,519
                                                  ------------
                                                     5,840,219
                                                  ------------
    Containers -- 1.6%
 68,350  Owens-Illinois, Inc.+                       3,058,663
                                                  ------------
    Electric Utilities -- 1.5%
 33,700  CMS Energy Corporation                      1,482,800
 29,200  New Century Energies, Inc.                  1,326,775
                                                  ------------
                                                     2,809,575
                                                  ------------
    Electronics -- 8.6%
118,700  Analog Devices, Inc.+                       2,915,569
 52,300  Intel Corporation                           3,876,737
107,400  Micron Technology, Inc.+                    2,664,863
 67,600  Texas Instruments, Inc.                     3,941,925
 85,400  Xilinx, Inc.+                               2,903,600
                                                  ------------
                                                    16,302,694
                                                  ------------
    Home Furnishings and Housewares -- 4.5%
141,150  Furniture Brands
           International, Inc.+                      3,961,022
 92,350  Maytag Corporation                          4,559,781
                                                  ------------
                                                     8,520,803
                                                  ------------
    Insurance -- 6.9%
 70,050  Ace Ltd.                                    2,731,950
 19,400  Allstate Corporation                        1,776,313
 63,000  Nationwide Financial
           Services, Inc.                            3,213,000
146,100  Reliance Group Holdings, Inc.               2,556,750
 62,050  Torchmark Corporation                       2,838,787
                                                  ------------
                                                    13,116,800
                                                  ------------
    Machinery & Heavy Equipment -- 0.9%
 44,555  EVI Weatherford, Inc.+                      1,654,104
                                                  ------------
    Medical Services -- 2.5%
132,000  Trigon Healthcare, Inc.+                    4,776,750
                                                  ------------
    Oil and Gas -- 6.4%
 62,400  Burlington Resources, Inc.                  2,687,100
 81,100  McDermott International, Inc.               2,792,881
265,700  Santa Fe Energy Resources, Inc.             2,856,275
 57,100  Triton Energy Ltd.+                         2,037,756
 53,950  USX-Marathon Group                          1,851,160
                                                  ------------
                                                    12,225,172
                                                  ------------
    Real Estate -- 4.5%
116,199  Patriot American Hospitality, Inc.          2,781,514
101,450  Public Storage, Inc.                        2,840,600
 60,250  Starwood Lodging Trust                      2,910,828
                                                  ------------
                                                     8,532,942
                                                  ------------
    Restaurants -- 1.9%
150,150  Wendy's International, Inc.                 3,528,525
                                                  ------------
    Retail -- 4.5%
118,300  American Stores Company                     2,861,381
389,200  Food Lion, Inc.                             3,916,325
 73,750  Pier 1 Imports, Inc.                        1,760,781
                                                  ------------
                                                     8,538,487
                                                  ------------
    Telecommunications -- 5.5%
 77,300  Harris Corporation                          3,454,344
 88,900  ICG Communications, Inc.+                   3,250,406
 60,500  MCI Communications
           Corporation                               3,516,563
  2,716  US West, Inc.+                                127,651
                                                  ------------
                                                    10,348,964
                                                  ------------
    Tires & Rubber -- 1.5%
 43,100  Goodyear Tire & Rubber
           Company                                   2,777,256
                                                  ------------
    Transportation -- 3.8%
 29,900  Burlington Northern Santa Fe
           Corporation                               2,935,806
101,000  CNF Transportation, Inc.                    4,292,500
                                                  ------------
                                                     7,228,306
                                                  ------------
    Utilities -- 1.8%
 47,600  Edison International                        1,407,175
 66,800  Illinova Corporation                        2,004,000
                                                  ------------
                                                     3,411,175
                                                  ------------
TOTAL COMMON STOCKS
  (Cost  $159,402,559)                             184,503,205
                                                  ------------

Principal
Amount
------

REPURCHASE AGREEMENT -- 4.5%
  (Cost  $8,556,000)
$8,556,000 Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $8,557,378
              on 07/01/1998, collateralized
              by $8,315,000 U.S. Treasury
              Note, 6.625% maturing
              03/31/2002 (value
              $8,730,750)                            8,556,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $37,965,617)                      20.1%     37,965,617
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $205,924,176*)                   122.1%    231,024,822
OTHER ASSETS AND
  LIABILITIES (Net)                      (22.1)%   (41,784,211)
                                          ----    ------------
NET ASSETS                               100.0%   $189,240,611
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $205,977,296.
** As of June 30, 1998, the market value of the securities on loan is $37,038,255. Collateral received for securities loaned includes $680,850 in U.S. government securities and the remaining $37,284,767 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

                      See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                              Value
------                                              -----
 COMMON STOCKS -- 77.1%
    Argentina -- 4.0%
   32,000 Banco Frances del Rio de La
            Plata, SA, ADR                           $ 734,000
   39,000 Telefonica de Argentina, ADR               1,162,687
                                                  ------------
                                                     1,896,687
                                                  ------------
    Brazil -- 11.2%
   15,000 Centrais Eletricas
            Brasileiras SA, ADR                        220,485
22,900,000  Centrais Eletrobras SA                     673,209
    1,500 Centrais Geradoras do Sul
            do Brasil SA+                               10,688
22,900,001  Centrais Geradoras do Sul
            do Brasil SA+                               31,284
   19,200 Companhia Brasileira de
            Distribuicao Grupo Pao de
            Acucar, ADR                                434,400
   23,741 Companhia Energetica de
            Minas Gerais, ADR                          738,990
1,000,000 Light Services de
            Eletricidade SA                            306,947
   36,800 Petroleo Brasileiro SA, ADR                  684,112
2,937,500 Saneamento Basico do Estado                  353,044
   13,300 Telecomunicacoes do Rio
            de Janeiro SA                            1,452,194
   14,000 Uniao De Bancos
            Brasileiros S.A.
            (Unibanco)                                 413,000
                                                  ------------
                                                     5,318,353
                                                  ------------
    Chile -- 2.9%
   17,300 Compania Cervecerias
            Unidas SA, ADR                             365,463
   19,100 Compania
            Telecomunicaciones de
            Chile SA, ADR                              387,969
   17,000 Enersis SA, ADR                              415,437
    6,300 Quimica Minera Chile
            SA, ADR                                    211,050
                                                  ------------
                                                     1,379,919
                                                  ------------
    China\Hong Kong -- 11.8%
2,400,000 China Resources Beijing                      774,393
  300,000 China Telecom (Hong Kong)                    520,779
2,114,000 Guangzhou Pharmaceutical                     272,845
  300,000 Huangshan Tourism
            Development Company                        116,100
   18,000 Hyundai Heavy Industries                     380,189
  830,000 Ng Fung Hong Ltd.                            573,116
  622,000 Qingling Motors Company                      172,599
  410,000 Shanghai Dazhong Taxi
            Company                                    223,860
  100,000 Shanghai Industrial
            Holdings Ltd.                              235,545
  570,000 Shanghai Zhenhua Port
            Machinery Co., Ltd.                        212,040
  350,000 Shenzhen Fangda Co. Ltd.                     258,389
5,600,000 Tingyi Holding Corporation                   343,314
5,200,000 Yanzhou Coal Mining
            Company Ltd.                               993,289
3,000,000 Zhejiang Expressway
            Company Ltd.                               503,356
                                                  ------------
                                                     5,579,814
                                                  ------------
    Czech Republic -- 0.2%
    5,460 Ceske Radiokomunikace, GDR+                  116,981
                                                  ------------
    Egypt -- 2.1%
    6,246 Egypt International
            Pharmaceuticals                            399,158
   28,000 Industrial and
            Engineering Enterprises                    455,552
    8,000 Torah Portland Cement
            Company                                    137,779
                                                  ------------
                                                       992,489
                                                  ------------
    Ghana -- 1.3%
  728,229 Ghana Commercial Bank                        533,232
   85,018 Social Security Bank                          95,296
                                                  ------------
                                                       628,528
                                                  ------------
    Greece -- 5.4%
   20,000 Intracom S.A.                                678,139
    3,910 Minoan Lines                                  96,875
   13,980 National Bank of Greece                    1,793,499
                                                  ------------
                                                     2,568,513
                                                  ------------
    India -- 2.3%
   25,400 BSES Ltd., GDR                               256,540
    3,500 EIH Ltd., GDR                                 18,638
   14,500 Gujarat Ambuja Cements
            Ltd., GDR                                   68,512
   22,200 Hindalco Industries Ltd., ADR                310,800
   31,000 Mahanagar Telephone
            Nigam, GDR+                                324,725
    9,900 State Bank of India, GDR                     117,315
    1,800 Videsh Sanchar Nigam
            Ltd., ADR+                                  19,260
                                                  ------------
                                                     1,115,790
                                                  ------------
    Indonesia -- 0.4%
  850,000 PT Hanjaya Mandala
            Sampoerna                                  117,491
  355,800 PT Indah Kiat Pulp &
            Paper Corporation                           68,610
                                                  ------------
                                                       186,101
                                                  ------------
    Jordan -- 0.5%
   80,200 Jordan Cement Factories                      233,494
                                                  ------------
    Kenya -- 0.9%
  365,388 Kenya Commercial Bank                        429,796
                                                  ------------
    Malaysia -- 0.2%
   64,000 Berjaya Sports Toto
            Berhad                                      94,838
                                                  ------------
    Mexico -- 7.0%
  100,000 ALFA, SA de CV                               408,436
  166,300 Corporacion Geo, SA de CV,
            Series B+                                  929,081
   58,000 Desc SA de CV                                288,531
   12,000 Fomento Economico
            Mexicano SA de CV, ADR+                    378,000
  272,000 Grupo Elektra SA                             284,547
   13,200 Grupo Industrial Maseca SA, ADR              146,850
   34,900 Grupo Modelo SA de CV                        296,352
   24,100 Grupo Televisa SA+                           450,593
   12,000 TV Azteca SA de CV ADR                       129,750
                                                  ------------
                                                     3,312,140
                                                  ------------
    Peru -- 1.8%
        1 Cementos Norte Pacasmayo SA                        2
   58,256 Credicorp Ltd, ADR                           855,635
       63 Ferreyros SA, ADR                              1,693
                                                  ------------
                                                       857,330
                                                  ------------
    Romania -- 0.6%
   23,165 Banca Turco Romana, GDR+                     275,663
                                                  ------------
    Russia -- 3.4%
   72,050 Irkutskenergo, ADR                           353,045
   11,000 Lukoil Holdings, ADR                         369,600
   40,050 Rostelecom, ADR                              535,669
  120,000 Trade House GUM, ADR                         342,000
                                                  ------------
                                                     1,600,314
                                                  ------------
    Senegal -- 0.9%
   11,782 Sonatel Communications
            Corporation+                               419,011
                                                  ------------
    Slovakia -- 0.1%
    2,000 Slovnaft AS, GDR                              39,278
                                                  ------------
    South Africa -- 6.9%
1,000,000 Afribrand Holdings Ltd.                      337,268
   75,000 Ellerine Holdings Ltd.                       411,046
   27,500 Liberty Life Association
            of Africa Ltd.                             536,088
  765,000 Millennium Entertainment
            Group Africa                               812,732
  128,309 Real Africa Durolink
            Holdings Ltd.+                             238,010
  145,360 Real Africa Holdings Ltd.                    504,961
  550,000 Woolworths Holdings Ltd.                     408,094
                                                  ------------
                                                     3,248,199
                                                  ------------
    South Korea -- 0.9%
   60,000 L.G. Chemical Ltd., GDR                      342,000
    2,610 Pohang Iron & Steel
            Company Ltd.                                73,757
        1 Sungmi Telecom
            Electronics Company                             16
                                                  ------------
                                                       415,773
                                                  ------------
    Taiwan -- 1.6%
   43,300 Fubon Insurance Company
            Ltd.+                                      767,925
                                                  ------------
    Thailand -- 1.4%
    7,000 Banpu Public Company Ltd.                     11,446
  159,500 Electricity Generating
            Authority                                  247,565
   34,200 PTT Exploration & Production
            Public Company Ltd.                        259,337
   25,000 Siam Cement Public
            Company Ltd.                               120,853
    5,400 The Pizza Public Company Ltd.                 15,739
                                                  ------------
                                                       654,940
                                                  ------------
    Turkey -- 7.7%
8,400,000 Aksigorta AS                                 544,123
2,530,000 Carsi Buyuk Magazacilik AS                   251,765
2,726,000 Efes Sinai Yatirim
            Holdings AS                                552,775
   87,675 Haci Omer Sabanci Holding
            SA, ADR                                  1,365,538
6,930,000 Vestel Elektronik Sanayi
            ve Ticaret AS                              923,827
                                                  ------------
                                                     3,638,028
                                                  ------------
    Venezuela -- 1.3%
   21,200 Compania Anonima Nacional
            Telefonos de Venezuela, ADR                530,000
   28,100 Mavesa SA, ADR                                89,569
                                                  ------------
                                                       619,569
                                                  ------------
    Zimbabwe -- 0.3%
  170,000 NMBZ Holdings, ADR                           131,750
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $46,765,799)                                36,521,223
                                                  ------------
INVESTMENT COMPANY SECURITIES -- 4.4%
    India -- 2.9%
<
   67,000 Bombay Fund Ltd.+                            452,585
   85,000 Is Himalayan Fund                            669,800
    8,900 The India Magnum Fund NV+                    249,200
                                                  ------------
                                                     1,371,585
                                                  ------------
    Russia -- 0.3%
   17,670 Fleming Russia Securities
            Fund+                                      147,103
                                                  ------------
    South Africa -- 1.1%
  400,000 Hosken Consolidated
            Investments Ltd.                           538,954
                                                  ------------
    South Korea -- 0.1%
   10,000 First Korea Smaller
            Companies Fund+                             25,000
    7,000 New Korea Trust                               29,785
                                                  ------------
                                                        54,785
                                                  ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $3,748,818)                                  2,112,427
                                                  ------------
PREFERRED STOCKS -- 1.9%
    Brazil -- 1.9%
6,696,359 Telecomunicacoes do Rio
            de Janeiro SA                              503,725
6,696,358 Telerj Celular SA+                           398,290
                                                  ------------
                                                       902,015
                                                  ------------
TOTAL PREFERRED STOCKS
  (Cost $932,610)                                      902,015
                                                  ------------
WARRANTS -- 0.0%#
    China -- 0.0%#
   51,200 Peking Apparel
            International Group Ltd.,
            expire 03/31/99+                             1,097
                                                  ------------
    Indonesia -- 0.0%#
   13,120 PT Indah Kiat Pulp &
            Paper Corporation expire
            07/11/02+                                    1,549
                                                  ------------
TOTAL WARRANTS
  (Cost $0)                                              2,646
                                                  ------------
Principal
Amount                                              Value
---------                                           -----

REPURCHASE AGREEMENT -- 14.1%
  (Cost $6,657,000)
$6,657,000  Agreement with State
              Street Bank and Trust
              Company, 5.800% dated
              06/30/1998, to be
              repurchased at $6,658,073
              on 07/01/1998,
              collateralized by
              $6,480,000 U.S. Treasury
              Bond, 7.125% maturing
              02/29/2000 (value
              $6,792,457)                          $ 6,657,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $9,878,515)                       20.8%      9,878,515
                                                  ------------
TOTAL INVESTMENTS
  (Cost $67,982,742*)                    118.3%     56,073,826
OTHER ASSETS AND
  LIABILITIES (Net)                      (18.3)     (8,675,517)
                                          ----     ------------
NET ASSETS                               100.0%   $ 47,398,309
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $67,982,742.
** As of June 30, 1998, the market value of the securities on loan is $9,696,328. Collateral received for securities loaned includes $1,410,640 in U.S. government securities and the remaining $8,467,875 invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

                      See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, June 30, 1998
                                 (Continued)
-----------------------------------------------------------------------------

At June 30, 1998 sector diversification of the Munder
Framlington Emerging Markets Fund was as follows:

                                        % of
                                      Net Assets               Value
                                      ----------               -----
COMMON STOCKS:
Banking & Financial
  Services.................             11.9%                $5,617,196
Telecommunications.........             11.3                  5,352,311
Utilities..................              7.6                  3,607,235
Diversified Industrial.....              5.9                  2,803,011
Food & Beverage............              5.3                  2,509,591
Insurance..................              3.9                  1,848,136
Retail.....................              3.6                  1,720,807
Metals & Mining............              3.2                  1,528,277
Building & Building
  Materials................              3.1                  1,489,722
Oil & Gas..................              2.9                  1,352,327
Electronics................              2.0                    923,826
Entertainment..............              1.9                    907,570
Transportation.............              1.7                    824,091
Real Estate................              1.6                    774,393
Telecommunications
  Equipment................              1.4                    678,139
Drugs & Health Care........              1.4                    672,003
Broadcasting & Advertising.              1.2                    580,343
Food Distribution..........              1.2                    573,116
Other Utilities............              1.0                    455,551
Household Appliances &
  Home Furnishings.........              0.9                    411,046
Machinery & Heavy
  Equipment................              0.8%                 $ 380,189
Chemicals..................              0.7                    342,000
Steel......................              0.7                    332,146
Automobiles................              0.4                    172,599
Tobacco....................              0.3                    117,491
Communication Services.....              0.3                    116,980
Miscellaneous..............              0.9                    431,127
                                       ----                  ----------
TOTAL COMMON STOCKS........             77.1                 36,521,223
TOTAL PREFERRED
  STOCKS ..................              1.9                    902,015
REPURCHASE
  AGREEMENTS ..............             14.1                  6,657,000
INVESTMENT COMPANY
  SECURITIES ..............              4.4                  2,112,427
WARRANTS ..................              0.0#                     2,646
OTHER INVESTMENTS .........             20.8                  9,878,515
                                       ----                  ----------
TOTAL INVESTMENTS .........            118.3                 56,073,826
OTHER ASSETS AND
  LIABILITIES (Net) .......            (18.3)                (8,675,517)
                                       ----                  ----------
NET ASSETS ................            100.0%              $ 47,398,309
                                       ====                  ==========

---------
# Amount represents less than 0.1% of net assets.

Munder Framlington Healthcare Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                    Value
------                                                    -----

COMMON STOCKS -- DOMESTIC -- 82.9%
    Biotechnology -- 21.2%
 4,500   Agouron Pharmaceuticals, Inc.+              $ 136,406
12,500   Alexion Pharmaceuticals, Inc.+                125,000
35,000   Ariad Pharmaceuticals, Inc.+                  124,688
13,000   ArQule, Inc.+                                 168,187
 4,000   Biogen, Inc.+                                 196,000
13,125   Cell Genesys, Inc.+                           112,383
 5,000   Centocor, Inc.+                               181,250
16,700   CombiChem, Inc.+                              115,856
14,000   Corixa Corporation+                            96,250
 6,000   Coulter Pharmaceutical, Inc.+                 182,250
 2,275   CuraGen Corporation                            14,219
 9,500   Gene Logic+                                    66,500
13,000   Genzyme Transgenics Corporation+              100,750
 5,000   Gilead Sciences, Inc.+                        160,312
 8,000   Guilford Pharmaceuticals, Inc.+               141,000
12,000   ICOS Corporation+                             229,500
 3,500   Immunex Corporation+                          231,875
 5,000   Incyte Pharmacuticals, Inc.+                  170,625
25,000   La Jolla Pharmaceutical Company+               87,500
12,000   Medarex, Inc.+                                 79,500
15,000   Millennium Pharmaceuticals, Inc.+             211,875
 8,000   Neurex Corporation+                           243,000
16,000   NPS Pharmaceuticals, Inc.+                    114,000
 1,500   ONYX Pharmaceuticals, Inc.+                     9,188
15,000   OSI Pharmaceuticals, Inc.+                     84,375
 8,000   Pharmacopeia, Inc.+                           114,000
 9,000   Pharmacyclics, Inc.+                          213,750
 4,000   Protein Design Laboratories, Inc.+             96,375
10,000   Synaptic Pharmaceutical
           Corporation+                                140,000
19,000   Texas Biotechnology Corporation+               86,688
 8,000   TranskaryoticTherapies, Inc.+                 206,000
 7,000   Trimeris, Inc.+                                51,625
 6,000   Vertex Pharmaceuticals, Inc.+                 135,000
12,000   Vical, Inc.+                                  203,250
 5,000   ViroPharma, Inc.+                             116,250
12,000   Virus Research Institute, Inc.+                46,500
                                                  ------------
                                                     4,791,927
                                                  ------------
    Contract Sales & Research
      Organizations -- 4.9%
 8,000 BioReliance Corporation+                        120,500
 7,000 Boron, Lepore & Associates, Inc.+               266,000
 7,000 PAREXEL International
           Corporation+                                254,625
10,000   Pharmaceutical Product
           Development, Inc.+                          220,000
 5,000   Quintiles TransNational
           Corporation+                                245,937
                                                  ------------
                                                     1,107,062
                                                  ------------
    Distribution & Marketing Services -- 4.7%
 8,000  Advance Paradiam, Inc.+                        294,000
 5,000  Henry Schein, Inc.+                            230,625
 4,000  NCS Healthcare, Inc., Class A+                 114,000
 6,000  Omnicare, Inc.                                 228,750
14,000  PSS World Medical, Inc.+                       204,750
                                                  ------------
                                                     1,072,125
                                                  ------------
    Drugs -- 11.6%
12,000   Ascent Pediatrics, Inc.+                       18,000
20,000   Collagenex Pharmaceuticals, Inc.+             172,500
 8,000   Connetics Corporation+                         30,500
   175   Crescendo Pharmaceuticals
           Corporation+                                  2,220
10,000   GelTex Pharmaceuticals, Inc.+                 186,250
 6,000   Jones Medical Industries, Inc.                198,750
13,000   Martek Biosciences
           Corporation+                                189,313
 6,000   Medicis Pharmaceutical
           Corporation+                                219,000
 4,500   Medimmune, Inc.+                              280,687
 7,000   PathoGenesis Corporation+                     203,000
 2,500   Pfizer, Inc.                                  271,719
 7,000   SangStat Medical Corporation+                 219,625
 5,000   Sepracor, Inc.+                               207,500
 7,000   Serologicals Corporation+                     225,750
 6,000   US Bioscience, Inc.+                           49,125
 7,000   Zonagen, Inc.+                                153,563
                                                  ------------
                                                     2,627,502
                                                  ------------
    Drug Delivery -- 3.2%
13,000   Emisphere Technologies, Inc.+                 156,813
 8,000   Inhale Therapeutic Systems+                   198,000
16,000   Nastech Pharmaceuticals
           Company, Inc.+                              130,000
12,500   Penederm, Inc.+                               250,000
                                                  ------------
                                                       734,813
                                                  ------------
    Hospital/Medical Services -- 3.6%
 8,000   Amsurg Corporation Class A+                    61,000
15,000   Amsurg Corporation Class B+                   105,000
 5,000   Carematrix Corporation+                       134,688
10,000   Centennial HealthCare Corporation+            181,250
 4,500   Genesis Health  Ventures, Inc.+               112,500
 8,000   Quorum Health Group, Inc.+                    212,000
                                                  ------------
                                                       806,438
                                                  ------------
    Managed Healthcare -- 11.4%
15,000   American Oncology Resources, Inc.+            183,281
 7,000   Concentra Managed Care, Inc.+                 182,000
 7,000   Curative Health Services, Inc.+               199,500
13,000   Hanger Orthopedic Group+                      264,875
 7,000   Humana, Inc.+                                 218,312
 8,000   IMPATH, Inc.+                                 194,500
 7,000   Pediatric Services of
           America, Inc.+                              108,500
12,000   PhyCor, Inc.+                                 198,750
15,000   Physician Reliance Network, Inc.+             171,563
12,000   PMR Corporation+                              120,750
 8,000   Prime Medical Services, Inc.+                  75,000
 5,000   Renal Care Group, Inc.+                       220,312
25,000   Renex Corporation+                            146,875
12,000   Res-Care, Inc.+                               221,250
 9,750   Specialty Care Network, Inc.+                  65,813
                                                  ------------
                                                     2,571,281
                                                  ------------
    Medical Devices -- 16.3%
 6,000   Arterial Vascular
           Engineering, Inc.+                          214,500
 5,000   Bionx Implants, Inc.+                          75,937
 5,000   CardioGenesis Corporation+                     26,563
 4,000   Conceptus, Inc.+                                5,750
12,000   CryoLife, Inc.+                               189,000
15,000   Cyberonics, Inc.+                             159,375
12,000   Digene Corporation+                           117,000
18,000   Endocardial Solutions, Inc.+                  189,000
 9,000   EndoSonics Corporation                         54,000
18,000   Horizon Medical Products, Inc.+               169,875
50,000   InControl, Inc.+                              131,250
40,000   LifeCell Corporation+                         245,000
13,000   Lifecore Biomedical, Inc.                     216,125
20,000   LJL Biosystems, Inc.+                          97,500
10,000   Molecular Devices Corporation+                161,250
 8,000   Novoste Corporation+                          176,500
 6,000   Perclose, Inc.+                               169,500
 5,000   ResMed, Inc.+                                 227,812
 8,000   Rochester Medical Corporation+                116,000
12,000   SeaMED Corporation+                           213,000
 7,700   SteriGenics International, Inc.+              200,200
 8,000   Theragenics Corporation+                      208,500
10,400   Trex Medical Corporation+                     171,600
 7,000   Wesley Jessen VisionCare, Inc.+               161,875
                                                  ------------
                                                     3,697,112
                                                  ------------
    Medical Information Systems -- 6.0%
10,000   Daou Systems, Inc.+                           228,750
 4,500   Envoy Corporation+                            213,187
 8,000   HBO & Company                                 282,000
10,000   Medirisk, Inc.+                               202,500
 5,000   National Data Corporation                     218,750
 5,000   Superior Consultant Holdings
           Corporation+                                215,625
                                                  ------------
                                                     1,360,812
                                                  ------------
TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $18,535,004)                                18,769,072
                                                  ------------
COMMON STOCKS -- FOREIGN -- 11.9%
    Biotechnology -- 5.3%
   700   Cambridge Antibody Technology
           Group Plc                                     2,864
30,000   Celltech Group PLC+                           153,779
 2,689   Cerep                                         148,111
 3,700   Genset, ADR+                                  108,688
 8,650   Karo Bio AB+                                  134,478
30,400   KS Biomedix Holdings+                         144,663
 2,500   NeuroSearch A/S                               193,609
10,200   Oxford Asymmetry
           International Plc+                           76,299
22,500   Oxford GlycoSciences+                          81,147
40,000   Peptide Therapeutics Group+                   152,277
                                                  ------------
                                                     1,195,915
                                                  ------------
    Drugs -- 2.1%
64,000   AMRAD Corporation Ltd.                         77,470
 6,000   BioChem Pharma, Inc                           159,000
   150   CliniChem Development, Inc.+                      862
 3,000   Sankyo Company Ltd.                            68,562
25,000   Shire Pharmaceuticals Group
           PLC+                                        176,153
                                                  ------------
                                                       482,047
                                                  ------------
    Medical Devices -- 4.5%
15,000   Axis Biochemicals ASA                         111,553
13,828   Biocompatibles International Plc               27,245
10,000   Biora AB                                      131,645
50,000   Chemunex SA+                                  136,461
10,000   ContextVision AB                              165,699
44,224   Gyrus Group PLC+                              118,145
 5,000   Kawasumi Laboratories                          87,510
 6,000   Ortivus AB                                     94,032
 2,400   QIAGEN N.V. ADR+                              151,200
                                                  ------------
                                                     1,023,490
                                                  ------------
TOTAL COMMON STOCKS -- FOREIGN
  (Cost $2,531,928)                                  2,701,452
                                                  ------------
WARRANTS -- FOREIGN -- 0.0%#
    Medical Devices -- 0.0%#
 3,828   Biocompatibles International
           Plc , expire 4/30/99+                       $ 1,342
                                                  ------------
TOTAL WARRANTS -- FOREIGN
  (Cost $2,653)                                          1,342
                                                  ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 7.7%
  (Cost $1,735,000)
$1,735,000  Agreement with State Street
              Bank and Trust Company,
              5.800% dated 06/30/1998, to
              be repurchased at $1,735,280
              on 07/01/1998, collateralized
              by $1,475,000 U.S. Treasury
              Note, 7.500% maturing
              11/15/2016 (value $1,775,071)          1,735,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $5,870,467)                       25.9%      5,870,467
                                                  ------------
TOTAL INVESTMENTS
  (Cost $28,675,052*)                    128.4%     29,077,333
OTHER ASSETS AND
  LIABILITIES (Net)                      (28.4)     (6,429,921)
                                          ----    ------------
NET ASSETS                               100.0%   $ 22,647,412
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $ 28,675,052.
** As of June 30, 1998, the market value of the securities on loan is $5,612,825. Collateral received for securities loaned of $5,870,467 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.01% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt

                      See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------



Shares                                              Value
------                                              -----

 COMMON STOCKS -- 95.7%
    Australia -- 1.2%
312,000  Goodman Fielder Ltd.                        $ 455,134
 45,000  St. George Bank Ltd.                          291,628
 34,800  WMC Ltd.                                      104,986
                                                  ------------
                                                       851,748
                                                  ------------
    Belgium -- 1.0%
  2,600  Barco Industries                              727,077
                                                  ------------
    Brazil -- 0.6%
 11,600  Centrais Eletricas
           Brasileiras SA, ADR                         174,522
  1,160  Centrais Geradoras do Sul
           do Brasil SA, ADR+                            8,410
  2,100  Telecomunicacoes
           Brasileiras SA, ADR                         229,294
                                                  ------------
                                                      412,226
                                                  ------------
    China\Hong Kong -- 2.4%
240,000  Cheung Kong
           Infrastructure Holdings                     453,794
500,000  China Resources Beijing                       161,332
 80,000  Hutchison Whampoa Ltd.                        422,302
1,902,000  RNA Holdings Ltd.                           144,835
1,800,000  Yanzhou Coal Mining
           Company Ltd..                               343,831
700,000  Zhehuang Expressway
           Company, Ltd.                               117,450
                                                  ------------
                                                     1,643,544
                                                  ------------
    Denmark -- 0.9%
  4,400  Novo Nordisk AS, Series B                     607,206
                                                  ------------
    Finland -- 4.3%
<
 39,000  Cultor Oyj                                    626,157
 12,000  Nokia Ab Oy                                   883,407
 41,000  Raision Tehtaat Oy                            740,552
 15,400  Sampo Insurance Company Ltd.                  730,517
                                                  ------------
                                                     2,980,633
                                                  ------------
    France -- 9.0%
  9,000  AXA Company                                 1,012,290
  9,200  Banque Nationale Paris                        751,741
  4,200  Canal Plus                                    785,021
  5,600  Elf Aquitaine SA                              787,337
 19,000  Lagardere Group                               791,025
 13,700  Rhone Poulenc                                 772,731
  9,000  SGS-Thomson
           Microelectronics NV+                        637,891
  9,600  Societe BIC SA                                682,799
                                                  ------------
                                                     6,220,835
                                                  ------------
    Germany -- 5.1%
  3,200  Adidas AG                                     558,042
    600  Bayerische Motoren Werke (BMW)                607,170
    180  Bayerische Motoren Werke (BMW)                177,659
 10,400  Bayerische Vereinsbank AG                     882,309
 12,500  Mannesmann AG                               1,285,730
                                                  ------------
                                                     3,510,910
                                                  ------------
    Italy -- 4.9%
335,000  Bco Di Roma                                   697,622
155,000  Credito Italiano SpA                          811,749
120,000  ENI                                           786,830
 33,410  SAES Getters SpA                              306,411
110,000  Telecom Italia Mobile SpA                     810,103
                                                  ------------
                                                     3,412,715
                                                  ------------
    Japan -- 18.3%
 12,000  Andor Company Ltd.                             37,318
 20,000  ANRITSU Corporation                           180,806
 21,000  Arrk Corporation                              288,566
 20,000  Chodai Company Ltd.                            66,536
 15,000  Consec Corporation                             45,021
 27,800  Credit Saison Company Ltd.                    552,904
    100  DDI Corporation                               349,316
 27,000  FCC Company Ltd.                              234,324
 36,000  Fuji Bank                                     161,163
 13,000  Fuji Machine MFG Company Ltd.                 345,990
 10,000  Futaba Corporation                            400,665
 36,000  Hankyu Department Store                       187,980
  7,000  Himiko Company, Ltd.                           50,626
 22,000  Kawasumi Laboratories                         385,044
  4,500  Keyence Corporation                           491,430
 27,900  Kitagawa Industries
           Company Ltd.                                225,993
 20,000  Kokuyo Company                                339,915
 33,000  Laox Company                                  204,057
  3,000  Lasertec Corporation                           61,835
  9,000  Meitec Corporation                            312,432
 48,000  Minebea Company Ltd.                          479,410
 76,000  Mitsubishi Heavy Industries                   288,016
 19,000  Namco                                         445,216
     30  Net One Systems Company Ltd.                   74,203
  8,900  Nichiei Company Ltd.                          607,623
 54,000  Nikko Securities Company Ltd.                 224,561
 57,000  NTN Corporation                               179,735
  9,000  Promise Company Ltd.                          371,664
 12,000  Pulstec Industrial
           Company, Ltd.                               172,706
 57,000  Ricoh Company Ltd.                            602,278
  6,400  Riso Kagaku                                   379,084
  7,000  Rohm Company                                  721,415
 17,000  Sankyo Company, Ltd.                          388,515
 28,000  Sanyo Denki                                   113,806
  6,000  Secom                                         347,581
 38,000  Sumitomo Bank Ltd.                            371,013
 32,000  Sumitomo Electric Industries                  324,698
 41,000  Sumitomo Trust & Banking                      183,843
 16,000  The Bank of
           Tokyo-Mitsubishi, Ltd.                      169,986
 16,000  Tostem Corporation                            208,057
 43,000  Ube-Nitto Kasei Company Ltd.                  129,059
 19,000  World Company, Ltd.                           452,086
 71,000  Yamato Kogyo Company, Ltd.                    523,758
                                                  ------------
                                                    12,680,234
                                                  ------------
    Netherlands -- 4.9%
 30,000  ABN AMRO Holdings                             702,497
  3,000  Akzo Nobel                                    667,372
 14,000  ING Groep                                     917,378
 13,000  Philips Electronics NV                      1,093,592
                                                  ------------
                                                     3,380,839
                                                  ------------
    New Zealand -- 0.3%
 82,125  Telecom Corporation of
           Netherlands                                 176,063
                                                  ------------
    Portugal -- 2.3%
 27,548  Banco Comercial
           Portugues, SA (BCP)                         782,715
  4,500  Telecel-Comunicacaoes
           Pessoais, SA                                799,567
                                                  ------------
                                                     1,582,282
                                                  ------------
    Russia -- 0.1%
 25,000  Trade House GUM, ADR                           71,250
                                                  ------------
    Slovakia -- 0.1%
  2,000  Slovnaft AS, GDR                               39,278
                                                  ------------
    Spain -- 4.5%
 33,000  Banco Santander SA                            844,636
 32,000  Corporacion Bancaria de
           Espana SA                                   717,835
 33,000  Cortefiel SA                                  720,900
 18,218  Telefonica de Espana SA                       842,293
                                                  ------------
                                                     3,125,664
                                                  ------------
    Sweden -- 4.5%
  4,000  Autoliv, Inc.                                 126,500
 18,000  Autoliv, Inc., ADR                            575,476
 30,000  Ericsson (L.M.) Telephone
           Company, Class B                            876,379
105,000  Nordbanken Holding AB                         770,123
 41,000  Orvitus                                       642,553
 24,000  Pricer AB                                     141,123
                                                  ------------
                                                     3,132,154
                                                  ------------
    Switzerland -- 8.4%
  1,751  Adecco SA                                     790,916
  1,200  Clariant AG                                   791,653
    210  Disetronic Holding AG                         477,052
    650  Novartis AG                                 1,083,405
    100  Roche Holdings AG                             983,623
  2,500  UBS AG+                                       931,123
  1,250  Zurich
           Versicherungs-Gesellschaft                  799,049
                                                  ------------
                                                     5,856,821
                                                  ------------
    United Kingdom -- 22.9%
148,000  BBA Group Plc                               1,116,962
 45,000  British Airways Plc                           487,260
 41,922  CGU Plc                                       782,568
120,000  Compass Group Plc                           1,380,508
 60,000  Granada Group Plc                           1,104,006
 53,000  Laporte Plc                                   632,733
105,000  Lloyds TSB Group Plc                        1,470,045
 58,900  Pearson Plc                                 1,079,832
160,000  Rentokil Initial                            1,151,425
 63,000  Royal & Sun Alliance
           Insurance Group Plc                         651,659
 15,600  Scottish Radio Holdings Plc                   142,609
 80,000  Sema Group                                    941,711
 80,000  Senior Engineering Group Plc                  263,145
118,000  Shell Transporation &
           Trading Plc                                 831,444
115,000  Smithkline Beecham                          1,404,593
105,000  Vodafone Group Plc                          1,333,297
 95,000  Williams Plc                                  610,693
 12,000  Zeneca Group Plc                              515,336
                                                  ------------
                                                    15,899,826
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $60,732,397)                                66,311,305
                                                  ------------
INVESTMENT COMPANY SECURITY -- 0.1%
  (Cost $133,380)
    Russia -- 0.1%
  5,130  Fleming Russia Securities
           Fund+                                        42,707
                                                  ------------
PREFERRED STOCKS -- 3.6%
    Germany -- 3.6%
 12,000  Fresenius Medical Care AG                     555,602
    300  Porsche AG                                    865,009
  1,600  SAP AG                                      1,086,806
                                                  ------------
                                                     2,507,417
                                                  ------------
TOTAL PREFERRED STOCKS
  (Cost $1,540,106)                                  2,507,417
                                                  ------------

Principal
Amount                                               Value
---------                                            -----

REPURCHASE AGREEMENT -- 0.1%
  (Cost $106,000)
$106,000  Agreement with State
            Street Bank and Trust
            Company, 5.800% dated
            06/30/1998, to be
            repurchased at $106,017
             on 07/01/1998,
            collaterized by $90,000
            U.S. Treasury Note, 7.50%
            maturing 11/15/2016
            (value $108,309)                         $ 106,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $6,520,234)                        9.4%      6,520,234
                                                  ------------
TOTAL INVESTMENTS
  (Cost $69,032,117*)                    108.9%     75,487,663
OTHER ASSETS AND
  LIABILITIES (Net)                       (8.9)     (6,185,548)
                                          ----     ------------
NET ASSETS                               100.0%   $ 69,302,115
                                          ====    ============

---------
* Aggregate cost for Federal tax purposes is $ 69,138,053.
**As of June 30, 1998, the market value of the securities on loan is $6,245,502. Collateral received for securities loaned includes $1,125,350 in U.S. government securities and the remaining $5,394,884 invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Non-income producing security.

ABBREVIATIONS:
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

                      See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

                                      % of
                                    Net Assets            Value
                                    ----------            -----
COMMON STOCKS:
Banking & Financial
  Services.................             18.4%          $12,751,371
Telecommunications.........              9.1             6,299,719
Drugs & Health Care........              7.3             5,071,215
Insurance..................              5.7             3,976,083
Electric & Electrical
  Equipment................              5.1             3,531,473
Electronics................              4.9             3,399,615
Food & Beverage............              4.6             3,202,351
Chemicals..................              4.3             2,993,548
Oil & Gas..................              3.5             2,444,888
Machinery..................              3.5             2,410,113
Apparel & Textiles.........              2.5             1,743,553
Automotive.................              2.5             1,721,130
Diversified Industrial.....              2.4             1,664,862
Entertainment..............              2.2             1,549,221
Pharmeceuticals & Medical
  Supplies.................              2.1             1,416,112
Household Appliances &
  Home Furnishings.........              2.0             1,411,456
Industrial Machinery.......              1.9             1,285,730
Building & Building
  Materials................              1.8             1,269,474
Computers..................              1.8             1,265,589
Business Services..........              1.7             1,205,033
Printing & Publishing......              1.6%          $ 1,079,832
Retail.....................              1.4               980,130
Broadcasting & Advertising.              1.3               927,630
Transportation.............              0.9               604,710
Manufacturing..............              0.7               514,558
Metals and Mining..........              0.7               448,817
Conglomerates..............              0.6               422,303
Forest Paper & Products....              0.5               339,915
Utilities..................              0.3               174,522
Miscellaneous..............              0.4               206,352
                                       ----             ----------
TOTAL COMMON STOCKS........             95.7            66,311,305
TOTAL PREFERRED
  STOCKS ..................              3.6             2,507,417
REPURCHASE
  AGREEMENT ...............              0.1               106,000
INVESTMENT COMPANY
  SECURITY ................              0.1                42,707
OTHER INVESTMENTS .........              9.4             6,520,234
                                       ----             ----------
TOTAL INVESTMENTS .........            108.9            75,487,663
OTHER ASSETS AND
  LIABILITIES (Net) .......             (8.9)           (6,185,548)
                                       ----             ----------
NET ASSETS ................            100.0%         $ 69,302,115
                                       ====             ==========



                      See Notes to Financial Statements.

Munder Bond Fund
  Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                                 Value
------                                                 -----

ASSET BACKED SECURITIES -- 9.4%
$1,900,000  Advanta Mortgage Loan Trust,
            Series 1997-2, Class A2,
            7.050% due 05/25/2021                  $ 1,930,039
2,500,000 Banc One Credit Card Master
            Trust, Series 1994-C, Series A,
            7.800% due 12/15/2000                    2,520,550
          Merrill Lynch Mortgage
            Investors, Inc., Class A:
  396,000   Series 87-C,
            10.100% due 11/15/2007                     403,053
   17,697   Series 89-B,
            10.800% due 04/15/2009                      17,917
5,500,000 Residential Accredit Loans,
            Inc., Series 1997 QS5 Class A 5,
            7.250% due 06/25/2027                    5,524,063
          Standard Credit Card Master
            Trust, Class A,
6,000,000   Series 1995-10,
            5.900% due 02/07/2001                    6,006,540
5,940,000   Series 1994-2,
            7.250% due 04/07/2008                    6,413,477
2,300,000   Union Acceptance Corporation,
            Class A3, Series 1996-C, 6.630% due
            10/08/2003+                              2,342,780
                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $24,839,952)                                25,158,419
                                                  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) -- 4.1%
  754,457 CMO Trust, Class F, Series 60,
            9.000% due 08/01/2016                      757,234
5,000,000 Federal Home Mortgage
            Corporation, Series #1541,
            Class F,
            6.250% due 05/15/2019                    5,001,800
1,925,000 Federal Home Mortgage
            Corporation, Series 1702-A,
            Class PD,
            6.500% due 04/15/2022                    1,953,528
$3,066,000  Federal Home Mortgage
            Corporation, Series 1752
            Class K,
            8.000% due 07/15/2007                  $ 3,162,426
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO)
  (Cost $10,795,962)                                10,874,988
                                                  ------------
CORPORATE BONDS AND NOTES -- 46.7%
    Drugs -- 2.5%
6,000,000 Eli Lilly and Company,
            8.375% due 02/07/2005                    6,701,250
                                                  ------------
    Finance -- 17.3%
5,072,000 ACC Consumer Finance
            Corporation,
            10.250% due 12/01/2003                   5,534,820
4,000,000 AT&T Capital Corporation, MTN,
            6.490% due 05/17/1999                    4,016,520
   20,593 Bank of America National Trust,
            9.000% due 03/01/2008                       21,200
3,830,000 Block Financial Corporation,
            6.750% due 11/01/2004                    3,912,652
4,500,000 Countrywide Capital III,
            Subordinated Capital Income,
            Secs Series B,
            8.050% due 06/15/2027++                  5,071,275
2,500,000 Ford Motor Credit Company,
            6.500% due 02/28/2002                    2,538,500
4,600,000 General Electric Capital
            Corporation,
            8.850% due 04/01/2005++                  5,341,474
5,500,000 GMAC, Senior Note,
            6.375% due 12/01/2001                    5,543,725
3,540,000 Liberty Mutual Capital
            Corporation, MTN,
            8.100% due 01/14/2005++                  3,885,433
4,520,000 Pitney Bowes Credit Corporation,
            8.625% due 02/15/2008                    5,314,390
4,850,000 Transamerica Capital III,
            7.625% due 11/15/2037                    5,179,606
                                                  ------------
                                                    46,359,595
                                                  ------------
    Finance -- Foreign -- 7.4%
$5,250,000  Abbey National Plc,
            6.700% due 06/29/2049                  $ 5,286,120
4,800,000 Abbey National Treasury,
            6.375% due 03/18/2002+                   4,850,400
4,500,000 Swedish Export Credit Corp.,
            6.010% due 06/19/2000                    4,511,250
5,000,000 Westdeutsche Landesbank,
            6.750% due 06/15/2005                    5,190,500
                                                  ------------
                                                    19,838,270
                                                  ------------
    Government Agency -- Foreign -- 2.2%
5,015,000   British Columbia Hydro Power
            Corporation,
            12.500% due 01/15/2014                   5,381,898
  401,000   Manitoba Province Canada,
            9.500% due 09/15/1998                      403,895
                                                  ------------
                                                     5,785,793
                                                  ------------
    Industrial -- 7.7%
3,895,000 Anheuser Busch Companies,
            9.000% due 12/01/2009                    4,717,390
6,725,000 Harris Corporation Delaware,
            6.350% due 02/01/2028                    6,726,816
4,500,000 Racers-Kellogg, Series 1998 144A,
            5.750% due 02/02/2001++                  4,483,845
4,400,000 Wal-Mart Stores,
            8.625% due 04/01/2001                    4,700,476
                                                  ------------
                                                    20,628,527
                                                  ------------
    Industrial -- Foreign -- 1.7%
4,600,000 Investor A/B,
            6.250% due 04/07/2003                    4,602,875
                                                  ------------
    Supranational -- 1.5%
3,950,000 African Development Bank,
            6.750% due 07/30/1999                    3,987,090
                                                  ------------
    Transportation -- 0.4%
1,000,000 Consolidated Rail Corporation,
            MTN,
            7.000% due 07/01/1999                    1,010,670
                                                  ------------
    Utility -- Electric --  6.0%
$2,500,000  Montana Power Company,
            Series A, MTN,
            8.680% due 02/07/2022                  $ 2,811,475
4,100,000 National Rural Utilities
            Cooperative Finance, Note,
            6.125% due 05/15/2005                    4,122,386
8,700,000 Puget Sound Energy, Inc.,
            7.020% due 12/01/2027                    9,010,155
                                                  ------------
                                                    15,944,016
                                                  ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $124,181,786)                              124,858,086
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  --  16.4%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 0.7%
          FHLMC:
1,473,201 Pool #E62394, Gold,
            7.500% due 09/01/2010                    1,513,243
  422,453 Pool #200021,
            10.500% due 11/01/2000                     444,340
                                                  ------------
                                                     1,957,583
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 9.9%
          FNMA:
6,150,000 Remic Trust 1993 183 Class H,
            6.500% due 03/25/2022                    6,239,667
2,510,000   Remic Trust 1997 G1 Class K,
            6.750% due 02/18/2004                    2,580,380
4,400,000 Pool #380137,
            7.280% due 03/01/2008                    4,752,000
5,816,000 Remic Trust 1990-41 Class D,
            9.500% due 04/25/2020                    6,219,049
2,955,342 Pool #303105,
            11.000% due 11/01/2020                   3,256,817
2,983,105 Pool #100081,
            11.500% due 08/01/2016                   3,346,685
                                                  ------------
                                                    26,394,598
                                                  ------------
    Government Agency -- Debentures -- 1.8%
$4,600,000 Tennessee Valley Authority:
            6.375% due 06/15/2005                  $ 4,772,224
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 4.0%
          GNMA:
4,222,364 Pool #371438,
            6.500% due 01/15/2024                    4,215,145
1,887,403 Pool #780584,
            7.000% due 06/15/2027                    1,924,321
4,402,692 Pool #780799,
            8.000% due 05/15/2028                    4,562,289
                                                  ------------
                                                    10,701,755
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $43,404,512)                                43,826,160
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 20.6%
    U.S. Treasury Bonds -- 10.7%
24,725,000  6.875% due 08/15/2025                   28,618,198
                                                  ------------
    U.S. Treasury Notes -- 9.9%
5,000,000  5.500% due 02/28/2003                     4,996,100
6,500,000  6.250% due 02/15/2007                     6,803,875
1,450,000  7.500% due 11/15/2001                     1,534,825
11,590,000 7.875% due 11/15/2004                    13,011,282
                                                  ------------
                                                    26,346,082
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $53,865,833)                                54,964,280
                                                  ------------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $3,389,000)
$3,389,000  Agreement with State Street Bank
            and Trust Company, 5.800% dated
            06/30/1998, to be repurchased at
            $3,389,546 on 07/01/1998,
            collateralized by $2,130,000
            U.S. Treasury Note, 13.250%
            maturing 05/15/2014
            (value $3,458,722)                     $ 3,389,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $45,996,125)                 17.2%          45,996,125
                                     ----         ------------
TOTAL INVESTMENTS
  (Cost $306,473,170*)              115.7%         309,067,058
OTHER ASSETS AND
  LIABILITIES (Net)                 (15.7)        (42,081,470)
                                     ----         ------------
NET ASSETS                          100.0%        $266,985,588
                                     ====         ============

---------
*  Aggregate cost for Federal tax purposes is $306,649,861.
** As of June 30, 1998, the market value of the securities on loan is $45,194,983. Collateral received for securities loaned includes $7,052,500 in U.S. government securities and the remaining $38,943,625 invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Floating rate note. The interest shown reflects the rate currently in effect. ++ Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                          See Notes to Financial Statements.
/TABLE

Munder Intermediate Bond Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                             Value
------                                             -----

ASSET BACKED SECURITIES -- 15.8%
$ 5,000,000 American Express Credit Account
              Master, Series 96 Class A,
              6.800% due 12/15/2003                $ 5,121,500
 6,147,000  Banc One Credit Card Master
              Trust, Series 1994-C, Class A,
              7.800% due 12/15/2000                  6,197,528
 7,924,966  California Infrastructure SCE-1,
              Series 1997-1, Class A1,
              5.980% due 12/26/2000                  7,934,873
 5,500,000  Charming Shoppes Master Trust,
              Series 1194-1, Class A, 7.000%
              due 04/15/1999                         5,551,700
10,000,000  Chemical Master Credit Card,
              Trust 1,
              6.230% due 06/15/2003                 10,105,800
 5,405,000  Contimortgage Home Equity
              Loan, 1997 2 Passthru
              Certificate Class A 9,
              7.090% due 04/15/2028                  5,573,636
 9,405,000  CWMBS, Mortgage Passthru
              Series 1996 I Class A 6,
              7.750% due 09/25/2026                  9,501,871
 5,000,000  Dayton Hudson Credit Card,
              Series 1995-1A, 6.100% due
              02/25/2002                             5,005,550
10,000,000  Discover Card Trust, Series
              1991-DA,
              8.000% due 10/16/2000                 10,034,800
10,000,000  Racers-Kellogg, Series 1998-1
              144A,
              5.750% due 02/02/2001                  9,964,100
 6,666,670  Sears Credit Company, Master
              Trust, Series 1995-4A,
              6.250% due 01/15/2003++                6,680,270
11,320,000  Standard Credit Card and Trust,
              Series 1990-6A, 7.850% due
              02/07/2002                            11,668,430
                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $93,779,886)                                93,340,058
                                                  ------------
CORPORATE BONDS AND NOTES -- 29.6%
    Banking and Financial Services -- 14.6%
$ 5,000,000 Abbey National Plc,
              6.700% due 06/29/2049                $ 5,034,400
 10,000,000 America Express Bank, Ltd.,
              5.725% due 02/10/2004+                 9,841,520
10,000,000  American General Finance
              Corporation, MTN,
              6.180% due 05/12/2003                  9,978,100
            Associates Corporation of
              North America:
 5,000,000    6.000% due 03/15/2000                  5,005,800
 2,570,000    MTN,
              8.250% due 10/15/2004                  2,837,845
11,500,000  AT&T Capital Corporation,
              MTN, 6.180% due
              12/03/1999                            11,512,880
 5,897,000  BankAmerica Corporation,
              MTN, 5.741% due
              08/15/2003+                            5,895,526
            Ford Motor Credit Corporation:
 9,425,000    6.250% due 11/08/2000                  9,476,743
 2,260,000    6.500% due 02/15/2006                  2,297,516
 2,750,000  International Lease Finance
              Corporation,
              5.500% due 01/15/1999                  2,747,003
 6,420,000  Liberty Mutual Capital
              Corporation, MTN,
              8.100% due 01/14/2005                  7,046,464
 6,433,000  Midland American Capital,
              12.750% due 11/15/2003                 6,580,959
 3,505,232  Textron Financial Corporation
              Receivables,
              6.050% due 03/16/2009                  3,508,807
 4,000,000  U.S. Leasing International,
              MTN, 9.880% due
              03/06/2001                             4,373,520
                                                  ------------
                                                    86,137,083
                                                  ------------
    Foreign -- 5.7%
$10,000,000 Halifax Building Society,
              6.000% due 02/26/2008                $ 9,925,000
10,140,000  Tyco International Group,
              6.375% due 06/15/2005                 10,156,325
 3,270,000  Union Bank Switzerland,
              7.250% due 07/15/2006                  3,501,418
10,000,000  Westdeutsche Landesbank,
              6.750% due 06/15/2005                 10,381,000
                                                  ------------
                                                    33,963,743
                                                  ------------
    Industrial -- 6.7%
 4,178,000  Anheuser-Busch Companies,
              9.000% due 12/01/2009                  5,060,143
 4,950,000  General Motors Corporation,
              6.600% due 01/17/2001                  5,015,142
10,000,000  Merck & Co,
              5.760% due 05/03/2037                 10,147,700
 4,500,000  Montana Power Company,
              MTN, 8.680% due
              02/07/2022                             5,060,655
 4,000,000  Pitney Bowes Inc.,
              5.950% due 02/01/2005                  4,033,040
 7,125,000  Thermolase Corporation,
              4.375% due 08/05/2004                  6,056,250
 4,100,000  Times Mirror Co.,
              6.610% due 09/15/2027                  4,249,199
                                                  ------------
                                                    39,622,129
                                                  ------------
    Utility -- Electric -- 1.0%
 5,625,000  National Rural Utilities,
              6.300% due 11/19/2001                  5,653,181
                                                  ------------
    Utility -- Telephone -- 1.6%
 9,500,000  Michigan Bell Telephone,
              5.875% due 09/15/1999                  9,514,630
                                                  ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $173,989,116)                              174,890,766
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --  33.5%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 2.8%
            FHLMC:
$3,839,944  8.000% due 03/01/2028                  $ 3,971,923
 4,612,952  Pool #A00813,
              9.000% due 10/01/2020                  4,858,823
 1,172,877  Pool #E61740,
              9.000% due 04/01/2010                  1,223,381
 3,303,989  Pool #F70013, Gold,
              7.000% due 12/01/2011                  3,365,509
 3,145,744  Pool #G50249, REMIC,
              8.500% due 03/01/2000                  3,214,730
                                                  ------------
                                                    16,634,366
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 9.6%
            FNMA:
11,677,248  6.000% due 02/01/2013                   11,549,499
12,108,268  6.000% due 05/01/2013                   11,975,803
13,327,046  6.000% due 04/01/2018                   13,085,427
 9,609,203  6.000% due 03/01/2028                    9,353,887
 2,822,696  Pool #070225,
              7.500% due 08/01/2018                  2,890,441
 7,885,645  Pool #250550,
              6.500% due 05/01/2026                  7,854,024
                                                  ------------
                                                    56,709,081
                                                  ------------
    Government Agency Debentures -- 18.5%
50,000,000  AID-Israel,
              0.000% due 02/15/2004                 36,679,000
 8,250,000  Federal Farm Credit Bank,
              5.950% due 05/18/2005                  8,314,101
17,675,000  Federal Home Loan Bank,
              5.285% due 02/21/2001                 17,500,548
 4,250,000  Federal Home Loan Mortgage
             Corporation,
              6.000% due 04/25/2000                  4,266,448
10,020,000  Medium Term Note,
              5.650% due 06/12/2000                 10,023,106
11,000,000  Benchmark Note,
              5.750% due 06/15/2005                 10,988,010
10,950,000  SallieMae Student Loan Trust,
              5.692% due 01/25/2010                 10,860,210
10,000,000  Tennessee Valley Authority,
              6.375% due 06/15/2005                 10,374,400
                                                  ------------
                                                   109,005,823
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 2.1%
            GNMA:
 9,487,628  8.000% due 05/15/2028                    9,831,555
 2,605,094  Pool #780077,
              8.000% due 03/15/2025                  2,705,338
                                                  ------------
                                                    12,536,893
                                                  ------------
    Small Business Administration (SBA) --
      0.5%
 2,871,623  SBA, Pool #502796,
              6.500% due 11/25/2019                  2,914,698
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
  (Cost $194,533,592)                              197,800,861
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 17.1%
    U.S. Treasury Notes -- 17.1%
 5,000,000  6.000% due 08/15/1999                    5,026,450
14,500,000  7.750% due 01/31/2000                   14,980,530
14,800,000  6.625% due 07/31/2001                   15,240,004
47,975,000  7.500% due 11/15/2001                   50,781,537
10,000,000  5.500% due 02/28/2003                    9,992,200
 4,800,000  6.875% due 05/15/2006                    5,197,488
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $101,348,381)                              101,218,209
                                                  ------------
REPURCHASE AGREEMENT -- 3.1%
  (Cost $18,285,000)
$18,285,000 Agreement with State Street
              Bank and Trust Company, 5.800%
              dated 06/30/1998, to be
              repurchased at $18,287,946 on
              07/01/1998, collateralized by
              $18,380,000 U.S. Treasury
              Note, 3.625% maturing
              01/15/2008
              (value $18,655,700)                 $ 18,285,000
                                                  ------------
OTHER INVESTMENTS**
  (Cost $81,818,275)                      13.8%     81,818,275
                                          ----    ------------
TOTAL INVESTMENTS
  (Cost $663,754,250*)                   112.9%    667,353,169
OTHER ASSETS AND
  LIABILITIES (Net)                      (12.9)    (76,602,755)
                                          ----    ------------
NET ASSETS                               100.0%   $590,750,414
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $664,044,394.
** As of June 30, 1998, the market value of the securities on loan is $80,249,154. Collateral received for securities loaned of $81,818,275 is invested in Navigator Securities Lending Trust-Prime Portfolio.
+ Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATION:
MTN -- Medium Term Note

                      See Notes to Financial Statements.

Munder International Bond Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                                                               Value
------                                                                               -----

FOREIGN BONDS AND NOTES -- 88.0%
Australia -- 2.6%
    Government -- 2.6%
 AUD    2,000,000 Queensland Treasury Corporation, Government Bond, Series 5,
                    6.500% due 06/14/2005                                            $ 1,296,697
                                                                                    ------------
Belgium -- 3.8%
    Government -- 3.8%
 BEF   61,000,000 Kingdom of Belgium, Series 10,
                    8.750% due 06/25/2002                                              1,894,461
                                                                                    ------------
Canada -- 4.5%
    Government -- 4.5%
 CAD    3,000,000 Government of Canada,
                    7.500% due 12/01/2003                                              2,242,697
                                                                                    ------------
Denmark -- 5.2%
    Government -- 5.2%
 DKK   15,750,000 Kingdom of Denmark,
                    8.000% due 05/15/2003                                              2,622,211
                                                                                    ------------
Finland -- 1.3%
    Government -- 1.3%
 FIM    3,000,000 Republic of Finland,
                    9.500% due 03/15/2004                                                678,834
                                                                                    ------------
France -- 17.5%
    Finance -- 4.1%
 FRF   12,000,000 Caisse Refinance Hypo,
                    8.500% due 03/05/1999                                              2,045,024
    Government    -- 9.4% Government of France:
       22,500,000   5.500% due 04/25/2007                                              3,916,668
        3,600,000   8.500% due 12/26/2012                                                805,842
                                                                                    ------------
                                                                                       4,722,510
                                                                                    ------------
    Supranational -- 4.0%
       12,000,000 Eurofima,
                    5.625% due 11/25/1999                                              2,031,620
                                                                                    ------------
                                                                                       8,799,154
                                                                                    ------------
Germany -- 20.3%
    Finance -- 4.8%
 DEM    2,600,000 Bayerische Vereinsbank New York, Global Bond,
                    4.500% due 06/24/2002                                              1,445,862
        1,700,000 Sudwest LB Capital Markets,
                    5.000% due 02/08/1999                                                951,487
    Government -- 13.5%
 DEM    7,500,000 Federal Republic of Germany,
                    5.625% due 01/04/2028                                            $ 4,316,726
        4,000,000 Federal Republic of Germany, Series 95,
                    6.500% due 10/14/2005                                              2,463,944
    Supranational -- 2.0%
        1,750,000 International Bank of Reconstruction & Development,
                    7.250% due 10/13/1999                                              1,008,498
                                                                                    ------------
                                                                                      10,186,517
                                                                                    ------------
Italy -- 3.3%
    Government -- 3.3%
 ITL    2,500,000,000 Government of Italy,
                      8.500% due 04/01/2004                                            1,664,837
                                                                                    ------------
Japan -- 16.7%
    Government -- 9.1%
 JPY  580,000,000 Government of Japan,
                    2.600% due 09/20/2007                                              4,568,019
    Supranational -- 7.6%
      230,000,000 Asian Development Bank,
                    5.000% due 02/05/2003                                              1,954,752
      220,000,000 Interamerican Development Bank,
                    6.000% due 10/30/2001                                              1,853,260
                                                                                    ------------
                                                                                       8,376,031
                                                                                    ------------
Netherlands -- 4.8%
    Government -- 4.8%
 NLG    4,300,000 Government of Netherlands, Series 2,
                    8.250% due 06/15/2002                                              2,408,338
                                                                                    ------------
Sweden -- 2.9%
    Government -- 2.9%
 SEK   10,500,000 Government of Sweden, Series 1038,
                    6.500% due 10/25/2006                                              1,456,559
                                                                                    ------------
United Kingdom -- 5.1%
    Finance -- 2.5%
 GBP     750,000  General Electric Capital Corporation,
                    7.500% due 12/01/1998                                              1,248,065
    Supranational -- 2.6%
         750,000  European Investment Bank,
                    8.500% due 11/06/2001                                              1,307,516
                                                                                    ------------
                                                                                       2,555,581
                                                                                    ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $45,793,828)                                                                $ 44,181,917
GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
 GBP     600,000  Federal National Mortgage Association, Global Bond,
                    6.875% due 06/07/2002                                              1,003,323
 DEM    3,700,000 Tennessee Valley Authority, Global Bond,
                    6.375% due 09/18/2006                                              2,249,605
                                                                                    ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,314,071)                                                                    3,252,928
                                                                                    ------------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $1,453,000)
 U.S.   1,453,000 Agreement with State Street Bank and Trust Company, 5.800% dated
                    6/30/98, to be repurchased at $1,453,234 on 7/1/1998,
                    collateralized by $1,070,000 U.S. Treasury Bond, 8.875%
                    maturing 8/15/2017
                    (value $1,486,601)                                                 1,453,000
                                                                                    ------------
OTHER INVESTMENTS** (Cost $846,000)                                    1.7%              846,000
                                                                     -----          ------------
TOTAL INVESTMENTS (Cost $51,406,899*)                                 99.1%           49,733,845
OTHER ASSETS AND LIABILITIES (Net)                                      .9               476,309
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $ 50,210,154
                                                                     =====          ============

---------
*  Aggregate cost for Federal tax purposes is $51,520,487.
** As of June 30, 1998, the market value of the securities on loan is $829,825. Collateral received for securities loaned of $846,000 is invested in Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATIONS:
AUD -- Australian Dollar
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

                      See Notes to Financial Statements.

Munder U.S. Government Income Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                             Value
------                                             -----
ASSET BACKED SECURITY -- 1.7%
  (Cost $4,954,336)
$ 5,000,000  Residential Accreditation Loans,
             Inc., Class A4, Series 1997-QS3,
             7.750% due 04/25/2027                 $ 5,063,100
                                                  ------------
CORPORATE BONDS AND NOTES -- 0.0% (DELTA)
  (Cost $20,084)
Finance -- 0.0% (DELTA)
    20,585 BankAmerica National Trust,
             9.000% due 03/01/2008                      21,192
                                                  ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 83.7%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 42.5%
           FHLMC:
 7,000,000 6.500% due 04/15/2007                     7,063,420
 2,553,196 Pool #A01048, Gold,
             8.500% due 02/01/2020                   2,655,860
 7,280,984 Pool #E00160, Gold,
             7.000% due 11/01/2007                   7,408,838
 1,852,783 Pool #G00479, Gold,
             9.000% due 04/01/2025                   1,955,409
 5,500,000 Series 1399, Class Q,
             7.000% due 02/15/2021                   5,714,830
 1,000,000 Series 1452, Class PH,
             6.500% due 06/15/2006                   1,016,360
 5,800,000 Series 1503, Class PK,
             7.000% due 03/15/2022                   6,024,750
   203,833 Series 1542, Class E,
             5.650% due 01/15/2015                     203,418
 5,000,000 Series 1574, Class G,
             6.500% due 04/15/2021                   5,096,850
 9,150,000 Series 1574, Class PG,
             6.500% due 02/15/2021                   9,276,910
 3,000,000 Series 16, Class PM,
             6.500% due 04/25/2021                   3,020,370
 5,000,000 Series 1603, Class J,
             6.500% due 07/15/2023                   5,093,750
 3,375,000 Series 1610, Class PM,
             6.250% due 04/15/2022                   3,405,577
$ 4,300,000  Series 1617, Class C,
             6.500% due 02/15/2023                 $ 4,353,750
 4,845,000 Series 1619, Class B,
             6.400% due 01/15/2023                   4,929,787
 3,720,000 Series 1633, Class PL,
             6.500% due 03/15/2023                   3,804,853
 2,000,000 Series 1650, Class H,
             6.250% due 10/15/2022                   2,018,740
 3,000,000 Series 1671, Class F,
             6.250% due 03/15/2022                   2,998,500
 3,800,000 Series 1674, Class VC,
             6.300% due 06/15/2006                   3,808,854
   460,103 Series 168, Class E,
             8.000% due 12/15/2020                     459,284
 4,811,145 Series 1685, Class G,
             6.000% due 09/15/2023                   4,793,392
 8,560,000 Series 1702A, Class PD,
             6.500% due 04/15/2022                   8,686,859
 1,030,000 Series 1706, Class K,
             7.000% due 03/15/2024                   1,069,604
 2,000,000 Series 1848, Class PE,
             7.000% due 09/15/2025                   2,074,180
 8,943,000 Series 1865, Class PD,
             7.000% due 12/15/2025                   9,276,306
 4,156,000 Series 1866, Class E,
             7.000% due 01/15/2026                   4,310,520
 1,045,078 Series 1999, Class PN,
             6.650% due 11/15/2022                   1,060,096
 5,000,000 Series 43, Class D,
             10.000% due 06/15/2020                  5,686,200
 7,500,000 Series T-7, Class A6,
             7.030% due 08/25/2028                   7,707,225
                                                  ------------
                                                   124,974,492
                                                  ------------
    Federal Housing Authority/Veterans
      Administration (FHA/VA) -- 0.3%
   985,720 FHA, Azalea Garden,
             8.500% due 09/01/2030                   1,037,470
                                                  ------------
    Federal National Mortgage Association
      (FNMA) -- 35.9%
           FNMA:
 $ 173,818 Pool #040305,
             11.500% due 02/01/2014                  $ 193,006
    52,261 Pool #058255,
             11.500% due 11/01/2010                     58,034
    79,677 Pool #081585,
             11.500% due 07/01/2012                     88,482
 1,824,014 Pool #100081,
             11.500% due 08/01/2016                  2,046,325
   176,641 Pool #210448,
             11.500% due 11/01/2015                    196,232
 2,784,065 Pool #250323,
             7.000% due 07/01/2002                   2,821,539
 1,979,562 Pool #303105,
             11.000% due 11/01/2020                  2,181,497
   164,814 Pool #336457,
             10.500% due 11/01/2020                    179,402
 1,224,749 Series 1989-98, Class D,
             9.200% due 04/25/2019                   1,242,667
 4,745,093 Series 1990-117, Class E,
             8.950% due 10/25/2020                   5,089,160
 3,442,236 Series 1990-120, Class G,
             9.000% due 11/25/2019                   3,492,252
 5,000,000 Series 1990-45, Class J,
             9.500% due 05/25/2020                   5,645,700
 5,000,000 Series 1993-120, Class HA,
             6.500% due 01/25/2021                   5,065,600
 6,000,000 Series 1993-139 Class H,
             6.750% due 12/25/2021                   6,116,100
 7,500,000 Series 1993-144, Class C,
             7.000% due 07/25/2019                   7,616,175
 2,000,000 Series 1993-160, Class BC,
             6.500% due 09/25/2022                   2,028,240
 5,100,000 Series 1993-163, Class BJ,
             7.000% due 07/25/2006                   5,285,079
 2,000,000 Series 1993-168, Class PG,
             6.250% due 01/25/2020                   1,997,520
 3,000,000 Series 1993-198, Class T,
             6.500% due 10/25/2023                   2,913,120
$10,319,600  Series 1993-226, Class PN,
             9.000% due 05/25/2022                  11,757,843
 3,500,000 Series 1993-240, Class PD,
             6.250% due 12/25/2013                   3,524,045
 2,000,000 Series 1993-83, Class VE,
             6.600% due 12/25/2005                   2,027,740
 1,500,000 Series 1994-37, Class N,
             6.500% due 03/25/2024                   1,465,020
 1,500,000 Series 1994-44, Class H,
             6.500% due 08/25/2022                   1,529,055
 1,600,000 Series 1994-60, Class PJ,
             7.000% due 04/25/2024                   1,657,568
 7,634,900 Series 1996-28, Class PJ,
             6.500% due 12/25/2024                   7,764,846
 5,150,000 Series 1996-70, Class PJ,
             6.500% due 02/25/2026                   5,285,806
 9,500,000 Series 1997-60, Class PD,
             6.500% due 01/18/2024                   9,569,445
 6,705,000 Series G97-1, Class J,
             6.750% due 02/18/2004                   6,767,021
                                                  ------------
                                                   105,604,519
                                                  ------------
    Government National Mortgage Association
      (GNMA) -- 4.8%
           GNMA:
 3,519,208 Pool #780799,
             8.000% due 05/15/2028                   3,646,780
10,100,000 Series 1996-11, Class PD,
             7.000% due 06/20/2025                  10,448,854
                                                  ------------
                                                    14,095,634
                                                  ------------
    Small Business Administration (SBA) -- 0.2%
   509,027 SBA, Pool # 503548,
             6.125% due 11/25/2021+++                  517,299
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $240,723,317)                              246,229,414
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 11.3%
    U.S. Treasury Bonds -- 9.4%
           U.S. Treasury Bonds:
$ 1,800,000  8.750% due 11/15/2008                 $ 2,054,142
  4,000,000  8.125% due 08/15/2019                   5,156,120
 15,860,000  8.000% due 11/15/2021                  20,429,107
                                                  ------------
                                                    27,639,369
                                                  ------------
    U.S. Treasury Notes -- 1.9%
 1,000,000 7.875% due 11/15/2004                     1,122,630
 4,250,000 6.875% due 05/15/2006                     4,599,350
                                                  ------------
                                                     5,721,980
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $30,944,023)                                33,361,349
                                                  ------------
REPURCHASE AGREEMENT -- 2.7%
  (Cost $7,854,000)
$7,854,000  Agreement with State Street
            Bank and Trust Company, 5.800%
            dated 06/30/1988, to be
            repurchased at $7,855,265 on
            07/01/1998, collateralized by
            $7,645,000 U.S. Treasury Note,
            7.125% maturing 02/29/2000
            (value $8,013,642)                       7,854,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $284,495,760*)                    99.4%   $292,529,055
OTHER ASSETS AND
  LIABILITIES (Net)                        0.6       1,704,562
                                         -----    ------------
NET ASSETS                               100.0%   $294,233,617
                                         =====    ============

---------
  * Aggregate cost for Federal tax purposes is $284,543,815.
+++ Variable rate security. The interest rate shown reflects the rate currently in effect.
(DELTA) Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.


Munder Michigan Triple Tax-Free Bond Fund
   Portfolio of Investment, June 30, 1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----

MUNICIPAL BONDS AND NOTES -- 97.8%
    Michigan -- 97.8%
 $ 750,000  Allegen, Michigan, Public School District,
              5.000% due 05/01/2022                              AAA        Aaa         $732,660
 1,000,000  Bay City, Michigan, Electric Utility Revenue
              Refunding, (AMBAC Insured),
              5.300% due 01/01/2010                              AAA        Aaa        1,049,220
            Birmingham, Michigan, City School District:
 1,000,000    5.000% due 11/01/2018                              AA+        Aa2          983,620
 1,000,000    7.000% due 11/01/2008                              AA+        Aa2        1,185,580
 1,500,000  Cedar Springs, Michigan, Public School District,
              5.000% due 05/01/2024                              AAA        Aaa        1,459,800
 1,000,000  Central Michigan University Revenue,
              (FGIC Insured),
              5.500% due 10/01/2026                              AAA        Aaa        1,030,610
 1,250,000  Chippewa Valley, Michigan, Schools Refunding,
              4.750% due 05/01/2023                              AAA        Aaa        1,177,075
   600,000  Clintondale Community Schools, Michigan, GO,
              5.250% due 05/01/2015                              AA+        Aa2          609,978
 1,055,000  De Witt, Michigan, Public Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.500% due 05/01/2011                              AAA        Aaa        1,110,852
   700,000  Dearborn School District, Michigan, GO,
              (MBIA Insured),
              5.000% due 05/01/2014                              AAA        Aaa          699,475
 1,000,000  Detroit, Michigan, Sewer Disposal Revenue,
            Series A, (MBIA Insured),
               5.000% due 07/01/2027                             AAA        Aaa          968,960
 1,055,000  Detroit, Michigan, Water Supply System,
              (MBIA Insured), Series B,
              5.400% due 07/01/2011                              AAA        Aaa        1,120,621
   500,000  Detroit, Michigan, Water Supply Systems, Revenue,
              Series A,
              5.000% due 07/01/2027                              AAA        Aaa          484,480
 1,000,000  Dexter Community Schools, Michigan, GO,
              5.100% due 05/01/2018                              AAA        Aaa        1,008,640
 1,000,000  Eastern Michigan University Revenue, GO,
              (FGIC Insured),
              5.500% due 06/01/2017                              AAA        Aaa        1,046,980
 1,000,000  Ferris State University, Michigan, Revenue
              General,
              5.000% due 10/01/2023                              AAA        Aaa          981,770
 1,000,000  Ferris State University, Michigan, Revenue
              Refunding, (MBIA Insured),
              5.250% due 10/01/2015                              AAA        Aaa        1,022,830
            Grand Rapids, Michigan:
 $ 750,000    Building Authority, Refunding, and Improvement
              Revenue,
              5.500% due 04/01/2013                              A+         A1           775,852
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2016                              AAA        Aaa        1,022,810
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2019                              AAA        Aaa        1,015,840
   635,000  Grand Valley, Michigan State University Revenue,
              5.500% due 02/01/2018                              AAA        NR           677,634
   500,000  Holland, Michigan, Water Supply Systems,
              5.375% due 07/01/2017                              A+         A1           513,245
            Hudsonville Public Schools, Michigan:
 1,000,000    Refunding,
              5.150% due 05/01/2027                              AAA        Aaa          994,200
   950,000    Series B, GO, (FGIC Insured), Pre-refunded,
              6.000% due 05/01/2004                              AAA        Aaa        1,052,324
 1,000,000  Kalamazoo, Michigan, City School District, GO,
              (FGIC Insured),
              5.700% due 05/01/2016                              AAA        Aaa        1,056,300
 1,500,000  Kalamazoo, Michigan, Hospital Finance Authority
              Revenue, Series A,
              6.250% due 06/01/2014                              AAA        Aaa        1,710,945
   500,000  Kenowa Hills, Michigan, Public Schools, GO,
              (MBIA Insured),
              5.625% due 05/01/2010                              AAA        Aaa          529,645
 1,000,000  Livonia Public School District, Michigan, GO,
              (FGIC Insured),
              5.125% due 05/01/2022                              AAA        Aaa          989,840
            Michigan Municipal Bond Authority Revenue:
   550,000    Local Government Loan
              (AMBAC Insured),
              4.550% due 05/01/2008                              AAA        NR           550,572
 1,250,000    State Revolving Fund,
              5.125% due 10/01/2020                              AA+        Aa1        1,245,862
 1,100,000  Michigan Public Power Agency Revenue,
              (Belle River Project), Series A,
              5.250% due 01/01/2018                              AA-        A1         1,099,208
$ 1,000,000 Michigan State Building Authority Revenue,
              Facilities Project, Series II,
              5.000% due 10/15/2014                              AA         Aa3        1,002,090
            Michigan State Comprehensive Transportation
              Revenue Series A, (MBIA Insured):
 1,000,000    5.250% due 08/01/2012                              AAA        Aaa        1,027,070
   500,000    5.250% due 08/01/2014                              AAA        Aaa          509,545
   500,000  Michigan State Environmental Protection Program,
              5.000% due 11/01/2011                              AA+        Aa1          510,670
            Michigan State Hospital Finance Authority Revenue:
   500,000    (Hackley Hospital), Series A,
              4.800% due 05/01/2005                              NR         A3           501,070
 1,000,000    (Henry Ford Continuing Care), Series A,
              5.250% due 11/15/2025                              AA         Aa2        1,000,200
 1,000,000    (Mercy Health Services), Series S,
              5.500% due 08/15/2020                              AA-        Aa3        1,028,010
 1,000,000    (Mercy Health Services), Series W,
              5.250% due 08/15/2027                              AAA        Aaa          997,210
 1,500,000    Hospital, Henry Ford Health, Series A,
              5.250% due 11/15/2020                              AA         Aa2        1,500,300
            Michigan State Housing Development Authority,
               Series A:
              (AMBAC Insured):
   500,000    6.050% due 12/01/2027                              AAA        Aaa          529,895
 1,000,000    6.450% due 12/01/2014                              AA+        NR         1,072,400
 1,000,000  Michigan State Trunk Line Highway Revenue,
              Series A,
              (FGIC Insured),
              5.500% due 11/01/2016                              AAA        Aaa        1,045,250
 1,500,000  Michigan State University Revenues, General
              Series A,
              5.125% due 02/15/2016                              AAA        Aaa        1,504,245
 1,500,000  Montrose, Michigan, School District, GO,
              (MBIA Insured, Q-SBLF),
              6.200% due 05/01/2017                              AAA        Aaa        1,717,860
   500,000  Oakland Community College, Michigan, Refunding and
              Improvement, GO, (MBIA Insured),
              5.250% due 05/01/2018                              AAA        Aaa          502,750
 1,000,000  Oakland County Michigan, Novi Wastewater Control
              Systems,
              5.000% due 05/01/2007                              AA+        Aa3        1,040,670
 1,500,000  Redford, Michigan Union School District, Refunding,
              5.000% due 05/01/2022                              AAA        Aaa        1,487,685
$ 1,000,000 Redford, Michigan, Unified School District, GO,
              (FGIC Insured, Q-SBLF),
              5.750% due 05/01/2011                              AAA        Aaa        1,102,520
 1,750,000  Rochester Community School District, Michigan, GO,
              5.000% due 05/01/2019                              AAA        Aaa        1,738,713
   750,000  Rockford Michigan Public Schools,
              6.500% due 05/01/2009                              AAA        Aaa          873,570
   600,000  Royal Oak, Michigan, Hospital Finance Authority,
              Hospital Revenue, (William Beaumont Hospital),
              Series G,
              5.500% due 11/15/2013                              AA         Aa3          617,484
 1,000,000  Saint Johns, Michigan, Public Schools District, GO,
              (FGIC Insured, Q-SBLF),
              5.625% due 05/01/2020                              AAA        Aaa        1,088,100
 1,000,000  South Lake, Michigan, Public Schools System,
              5.125% due 05/01/2014                              AAA        Aaa        1,025,460
 1,500,000  South Lyon, Michigan, Community Schools,
              4.750% due 05/01/2023                              AAA        Aaa        1,412,490
 1,000,000  South Redford, Michigan, School District, GO,
              (FGIC Insured, Q-SBLF),
              5.350% due 05/01/2010                              AAA        Aaa        1,045,900
   750,000  Three Rivers, Michigan, Community Schools,
              5.600% due 05/01/2010                              AAA        Aaa          819,488
   600,000  University of Michigan, Hospital Revenue, Series A,
              5.500% due 12/01/2021                              AA         Aa2          609,240
 1,000,000  West Bloomfield School District, Michigan, GO,
              (MBIA Insured),
              5.125% due 05/01/2014                              AAA        Aaa        1,007,320
 1,000,000  Williamston, Michigan, Community School District,
              5.500% due 05/01/2025                              AAA        Aaa        1,061,330
   500,000  Willow Run, Michigan, Community Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.000% due 05/01/2016                              AAA        Aaa          495,840
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $57,792,288)                                                                  59,781,803
                                                                                    ------------
SHORT-TERM INVESTMENT -- 1.1%
  (Cost $673,079)
   673,079  Valiant Fund Tax Exempt Money Market                                       $ 673,079
                                                                                    ------------
TOTAL INVESTMENTS (Cost $58,465,367*)                                 98.9%           60,454,882
OTHER ASSETS AND LIABILITIES (Net)                                     1.1               691,664
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $ 61,146,546
                                                                     =====          ============

---------
*Aggregate cost for Federal tax purposes is  $58,472,809.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.

Munder Tax-Free Bond Fund
   Portfolio of Investments, June 30, 1998

                                                              Rating (Unaudited)
Principal                                                     ------------------
Amount                                                           S&P     Moody's     Value
------                                                           ---     -------     -----
MUNICIPAL BONDS AND NOTES -- 97.8%
    Arizona -- 0.9%
$ 1,600,000 Phoenix, Arizona Water Systems Revenue, ETM,
              8.000% due 06/01/2003                              AAA        Aaa      $ 1,870,640
                                                                                    ------------
    California -- 2.1%
 2,905,000  Perris, California Community Facilities Revenue,
              ETM,
              8.750% due 10/01/2021                              AAA        Aaa        4,313,838
                                                                                    ------------
    Delaware -- 0.9%
 1,555,000  Delaware State Economic Development Authority,
              Osteopathic Hospital Associates Delaware,
              Series A,
              6.500% due 01/01/2008                              NR         Aaa        1,766,433
                                                                                    ------------
    District of Columbia  2.4%
 5,000,000  District of Columbia, Washington, Revenue,
              Smithsonian Institution,
              5.000% due 02/01/2028                              AAA        Aaa        4,850,700
                                                                                    ------------
    Florida -- 12.1%
 2,000,000  Florida State, Board of Education, Administrative
              Capital Revenue,
              8.400% due 06/01/2007                              AA+        Aa2        2,560,960
 3,000,000  Gainesville, Florida, Utility Systems Revenue,
              Series A,
              6.500% due 10/01/2012                              AA         Aa3        3,511,020
 5,000,000  Orlando, Florida, Utilities Commission, Water and
              Electric Revenue Refunding, Series D,
              6.750% due 10/01/2017                              AA-        Aa2        6,045,700
            Palm Beach County, Florida:
 2,285,000    Criminal Justice,
              5.750% due 06/01/2013                              AAA        Aaa        2,524,194
 3,050,000    GO,
              6.750% due 07/01/2011                              AA         Aa2        3,665,307
 5,000,000  Port Everglades, Florida, Port Authority Revenue,
              ETM,
              7.125% due 11/01/2016                              AAA        Aaa        6,059,850
                                                                                    ------------
                                                                                      24,367,031
                                                                                    ------------
    Georgia -- 6.8% Georgia State, GO:
  4,500,000   7.400% due 08/01/2007                              AAA        Aaa        5,490,990
 2,000,000    Series B,
              6.250% due 03/01/2011                              AAA        Aaa        2,296,680
 5,100,000  Metro Atlanta Rapid Transit Authority, Series K,
              6.250% due 07/01/2018                              AA-        A1         5,865,153
                                                                                    ------------
                                                                                      13,652,823
                                                                                    ------------
    Hawaii -- 1.2%
 2,000,000  Honolulu, Hawaii, GO,
              7.350% due 07/01/2008                              AA         Aa2        2,437,500
                                                                                    ------------
    Illinois -- 9.8%
 1,000,000  Addison, Illinois, Single-family Mortgage Revenue,
              ETM,
              7.500% due 04/01/2011                              AAA        NR         1,191,240
 2,500,000  Chicago, Illinois, Wastewater Transmission Revenue,
              (FGIC Insured),
              5.375% due 01/01/2013                              AAA        Aaa        2,643,000
 2,000,000  Du Page County, Illinois, Stormwater Project,
              5.600% due 01/01/2021                              AAA        Aaa        2,169,780
 5,000,000  Illinois Educational Facilities Authority Revenue,
              Northwestern University, Mandatory Put 11/01/2015,
              5.250% due 11/01/2032                              AA+        Aa1        5,107,900
            Illinois State, Sales Tax Revenue:
 5,000,000    Series P,
              6.500% due 06/15/2022                              AAA        Aa2        5,978,450
 2,500,000    Series Y,
              5.250% due 06/15/2009                              NR         Aa2        2,644,100
                                                                                    ------------
                                                                                      19,734,470
                                                                                    ------------
    Indiana -- 2.8%
 3,000,000  Indiana State Office Building Capital Revenue,
              7.400% due 07/01/2015                              AAA        Aaa        3,829,920
 1,525,000  Indiana Transportation Finance Airport Lease,
              Refunding Series A,
              6.000% due 11/01/2010                              AAA        Aaa        1,708,305
                                                                                    ------------
                                                                                       5,538,225
                                                                                    ------------
    Maryland -- 3.6%
  3,000,000 Baltimore, Maryland, (Water Projects), Series A,
              (FGIC Insured),
              5.000% due 07/01/2024                              AAA        Aaa        2,996,220
 3,725,000  Baltimore, Maryland, Series A, (FGIC Insured),
              5.900% due 07/01/2010                              AAA        Aaa        4,166,338
                                                                                    ------------
                                                                                       7,162,558
                                                                                    ------------
    Massachusetts -- 5.4%
 3,500,000  Massachusetts Bay Transport Authority, General
              Transportation Systems, Series A,
              5.500% due 03/01/2011                              AAA        Aaa        3,767,085
 1,000,000  Massachusetts State Port Authority Revenue,
              Refunding Series A,
              5.750% due 07/01/2012                              AA-        Aa3        1,089,370
 3,000,000  Massachusetts State, Grant Anticipation Notes,
              Series A,
              5.250% due 12/15/2012                              AAA        Aa3        3,126,060
 3,000,000  Massachusetts State, Turnpike Authority Revenue,
              Department of Transportation, Senior Series A,
              5.125% due 01/01/2023                              AAA        Aaa        2,981,700
                                                                                    ------------
                                                                                      10,964,215
                                                                                    ------------
    Michigan -- 20.3%
 1,500,000  Birmingham, Michigan City School District,
              5.000% due 11/01/2018                              AA+        Aa2        1,475,430
 3,000,000  Detroit, Michigan, Sewer Disposal Revenue, Series A,
              (MBIA Insured),
              5.000% due 07/01/2027                              AAA        Aaa        2,906,880
 2,000,000  Grand Valley, Michigan State University Revenue,
              5.500% due 02/01/2018                              AAA        NR         2,134,280
 3,000,000  Michigan State, Building Authority Revenue, Series I,
              6.500% due 10/01/2004                              AA         Aa3        3,372,840
 3,000,000  Michigan State, Comprehensive Transportation,
              Series A,
              (MBIA Insured),
              5.250% due 08/01/2014                              AAA        Aaa        3,057,270
 7,000,000  Michigan State, Enviromental Protection Program,
              GO,
              6.250% due 11/01/2012                              AA+        Aa1        8,104,250
 2,000,000  Michigan State, Environmental Protection Program,
              5.000% due 11/01/2011                              AA+        Aa1        2,042,680
            Michigan State, Hospital Finance Authority
              Revenue:
$ 2,250,000   (Henry Ford Health System), (AMBAC Insured),
              6.000% due 09/01/2011                              AAA        Aaa        2,522,137
 1,000,000    (McLaren Health Care Corporation) Series A,
              5.250% due 06/01/2009                              NR         A1         1,035,690
 3,000,000    (Mercy Health Services), Series S,
              5.250% due 08/15/2027                              AAA        Aaa        2,991,630
 2,500,000  Michigan State, Trunk Line, Series A,
              (FGIC Insured),
              5.625% due 11/01/2020                              AAA        Aaa        2,616,775
 4,500,000  Rochester Community School District, Michigan, GO,
              Pre-refunded, (Q-SBLF),
              5.000% due 05/01/2019                              AAA        Aaa        4,470,975
 2,500,000  Rockford, Michigan, Public School System,
              5.250% due 05/01/2022                              AAA        Aaa        2,512,450
 1,500,000  South Lake, Michigan, Public Schools System,
              5.125% due 05/01/2014                              AAA        Aaa        1,538,190
                                                                                    ------------
                                                                                      40,781,477
                                                                                    ------------
    Minnesota -- 5.1%
 2,865,000  St. Paul Minnesota, Tax Increment Block 39
              Project, Series A,
              4.750% due 02/01/2016                              AA+        Aa2        2,758,737
 7,000,000  University of Minnesota, Series A,
              5.500% due 07/01/2021                              AA         Aa3        7,476,140
                                                                                    ------------
                                                                                      10,234,877
                                                                                    ------------
    Nevada -- 2.9%
 2,500,000  Nevada State, Refunding Series A1,
              6.000% due 05/15/2009                              AA         Aa2        2,800,025
 3,000,000  Nevada State, Colorado River Community, GO,
              5.250% due 07/01/2020                              AA         Aa         3,014,040
                                                                                    ------------
                                                                                       5,814,065
                                                                                    ------------
    New Mexico -- 0.5%
 1,000,000  Bernalillo County, New Mexico, Gross Receipts,
              5.750% due 10/01/2017                              AA         Aa3        1,101,130
                                                                                    ------------
    New York -- 0.7%
  1,500,000 New York City, New York, Municipal Water Finance
              Authority, Water & Sewer System Revenue, Series A,
              5.125% due 06/15/2021                              NR         A2         1,473,225
                                                                                    ------------
    North Carolina -- 1.3%
 2,500,000  North Carolina, Municipal Power Agency, Catawba
              Electric Revenue, (AMBAC Insured), ETM,
              5.500% due 01/01/2013                              AAA        Aaa        2,683,450
                                                                                    ------------
    Ohio -- 3.5%
 2,500,000  Columbus, Ohio, Series 2,
              5.000% due 06/15/2015                              AAA        Aaa        2,509,350
 2,000,000  Ohio State, GO,
              6.650% due 09/01/2009                              AA+        Aa1        2,380,880
            University Cincinnati, Ohio, General Receipts:
   585,000    Series AA,
              5.500% due 06/01/2012                              A-1        Aa           616,140
 1,450,000    Series T,
              5.500% due 06/01/2013                              A-1        Aa         1,539,363
                                                                                    ------------
                                                                                       7,045,733
                                                                                    ------------
    Oklahoma -- 0.6%
 1,000,000  Blackwell, Oklahoma, Hospital and Trust Authority,
              First Mortgage Revenue, (Blackwell Regional
              Hospital), ETM,
              8.350% due 05/01/2009                              AAA        NR         1,248,270
                                                                                    ------------
    Pennsylvania -- 1.0%
 2,000,000  Pennsylvania State, GO,
              5.000% due 10/15/2015                              AA-        Aa3        1,988,180
                                                                                    ------------
    South Carolina -- 1.2%
 2,215,000  South Carolina, State Highway, Series B,
              5.650% due 07/01/2021                              AAA        Aaa        2,334,987
                                                                                    ------------
    Texas -- 7.0%
 4,000,000  Houston, Texas, Airport Systems Revenue, ETM,
              9.500% due 07/01/2010                              AAA        Aaa        5,357,560
 2,435,000  San Antonio, Texas, Electric & Gas Revenue,
              Series A,
              5.000% due 02/01/2012                              AA         Aa1        2,492,247
 2,000,000  Spring, Texas, Independent School District
              Authority, GO,
              (PSFG),
              6.875% due 08/15/2009                              AAA        Aaa        2,356,560
  2,000,000 Texas State, Refunding Water Financial Assistance,
              Series C,
              5.000% due 08/01/2018                              AAA        Aaa        1,965,080
 2,000,000  University Texas Permanent University Fund,
              4.750% due 07/01/2018                              AAA        Aaa        1,929,840
                                                                                    ------------
                                                                                      14,101,287
                                                                                    ------------
    Virginia -- 3.2%
 4,000,000  Fairfax County, Virginia, Water Authority Revenue,
              Refunding,
              5.000% due 04/01/2021                              AA         Aa2        3,994,680
 2,500,000  Richmond, Virginia, Series B,
              5.000% due 01/15/2021                              AAA        Aaa        2,450,450
                                                                                    ------------
                                                                                       6,445,130
                                                                                    ------------
    Washington -- 2.5%
 1,815,000  Douglas County, Washington, Public Utility
              District No.1, GO, (Wells Hydroelectric Project),
              Pre-refunded,
              8.750% due 09/01/2006                               A          A         2,434,732
 2,500,000  Seattle, Washington, Drain & Wastewater Utility
              Revenue, (MBIA Insured),
              5.250% due 12/01/2025                              AAA        Aaa        2,511,475
                                                                                    ------------
                                                                                       4,946,207
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $186,274,013)                                                                196,856,451
                                                                                    ------------
Shares
---------

SHORT-TERM INVESTMENT -- 0.6%
  (Cost $1,105,449)
 1,105,449  Valiant Fund Tax Exempt Money Market                                       1,105,449
                                                                                    ------------
TOTAL INVESTMENTS (Cost $187,379,462*)                                98.4%          197,961,900
OTHER ASSETS AND LIABILITIES (Net)                                     1.6             3,278,953
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $201,240,853
                                                                     =====          ============

---------
*Aggregate cost for Federal tax purposes is  $187,379,462.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- Government Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                     See Notes to Financial Statements.

Munder Tax-Free Intermediate Bond Fund
   Portfolio of Investments, June 30,1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----
MUNICIPAL BONDS AND NOTES -- 98.2%
    Alabama -- 1.2%
$ 3,500,000 Alabama State Public School and College Authority
              Revenue, Series A,
              5.750% due 08/01/2003                              AA-        Aa       $ 3,749,130
                                                                                    ------------
    California -- 3.4%
 3,000,000  Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax Revenue,
              Series B, (AMBAC Insured),
              8.000% due 07/01/2003                              AAA        Aaa        3,496,920
 6,070,000  Sacramento County, California, Sanitation District
              Financing Authority Revenue,
              9.000% due 12/01/2002                              AA         Aa         7,230,159
                                                                                    ------------
                                                                                      10,727,079
                                                                                    ------------
    Colorado -- 1.7%
 5,000,000  Arapahoe County, Colorado, School District, Cherry
              Creek Referendum, 5.500% due 12/15/2006            AA         Aa2        5,385,200
                                                                                    ------------
    Delaware -- 0.8%
 2,500,000  Delaware State, GO, Series A,
              5.000% due 01/01/2007                              AA+        Aa1        2,598,525
                                                                                    ------------
    Florida -- 7.8%
 4,000,000  Dade County, Florida, School District,
              (MBIA Insured),
              6.000% due 07/15/2005                              AAA        Aaa        4,403,880
 6,500,000  Florida State, Board of Education, Capital Outlay,
              Series D,
              6.000% due 06/01/2005                              AA+        Aa2        7,137,325
            Jacksonville, Florida, Electric Authority Revenue:
 5,000,000    Bulk Power Supply System Sherer, Series 4-1-A,
              Pre-refunded,
              6.750% due 10/01/2000                              AAA        Aaa        5,365,100
 3,650,000    St. John's River Power Park System, Series 10,
              6.500% due 10/01/2003                              AA         Aa2        4,042,776
 3,000,000  Orlando, Florida, Utilities Commission, Water and
              Electric Revenue, Series A, Pre-refunded,
              6.500% due 10/01/2001                              AA-        Aa2        3,278,070
                                                                                    ------------
                                                                                      24,227,151
                                                                                    ------------
    Hawaii -- 2.3%
  3,000,000 Hawaii State, GO, Series BZ,
              6.250% due 10/01/2002                              A+         A1         3,229,980
 3,650,000  Honolulu, Hawaii, City and County, GO, Series A,
              ETM,
              10.000% due 08/01/2000                             AA         Aaa        4,088,329
                                                                                    ------------
                                                                                       7,318,309
                                                                                    ------------
    Illinois -- 7.1%
 4,500,000  Chicago, Illinois, Metropolitan Water District,
              Capital Improvement,
              6.700% due 01/01/2003                              AA         Aa         4,948,020
 6,000,000  Illinois Educational Facilities Authority
              Revenues, Mandatory Put 11/01/2007,
              4.850% due 11/01/2032                              AA+        Aa1        6,150,540
 2,000,000  Illinois Health Facilities Authority Revenue,
              Pre-refunded,
              5.500% due 05/15/2003                              AAA        Aaa        2,150,340
 4,000,000  Illinois State Sales Tax Revenue, Series Y,
              5.250% due 06/15/2007                              NR         Aa2        4,231,840
 4,525,000  Lake County, Illinois, Adalai E. Stevenson School
              District, No. 125,
              5.500% due 01/01/2003                              NR         Aa1        4,768,898
                                                                                    ------------
                                                                                      22,249,638
                                                                                    ------------
    Maryland -- 6.5%
 1,750,000  Baltimore Maryland Convention Center Revenue,
              Refunding, 4.150% due 09/01/2001                   AAA        Aaa        1,755,040
            Maryland State:
 2,000,000    4.850% due 10/15/2002                              AAA        Aaa        2,061,980
 3,000,000    5.250% due 06/15/2006                              AAA        Aaa        3,186,180
 5,000,000    State & Local Facilities Series 2, GO,
              5.000% due 08/01/2004                              AAA        Aaa        5,205,900
 2,275,000    State & Local Facilities Series 3, GO,
              5.000% due 10/15/2005                              AAA        Aaa        2,377,807
 5,000,000  Prince George's County, Maryland, Consolidated
              Public Improvement, GO,
              (MBIA Insured),
              6.250% due 01/01/2005                              AAA        Aaa        5,558,400
                                                                                    ------------
                                                                                      20,145,307
                                                                                    ------------
    Massachusetts -- 0.7%
  2,000,000 Massachusetts Water Resource Authority Revenue,
              Series A, Pre-refunded,
              6.750% due 07/15/2002                              AAA        Aaa        2,231,120
                                                                                    ------------
    Michigan -- 25.1%
 1,415,000  Birmingham, Michigan, City School District,
              7.000% due 11/01/2007                              AA+        Aa2        1,683,539
 2,500,000  Caledonia, Michigan, Community Schools,
              (AMBAC Insured), Pre-refunded,
              6.700% due 05/01/2002                              AAA        Aaa        2,773,075
 4,200,000  Chippewa Valley, Michigan, Schools, GO,
              (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        4,519,494
 1,000,000  Detroit, Michigan, Sewage Disposal Revenue,
              Series A,
              4.600% due 07/01/2004                              AAA        Aaa        1,012,840
 2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
              Senior Lien, Series A,
              5.250% due 07/01/2006                              AAA        Aaa        2,099,920
 2,350,000  Gaylord, Michigan, Community Schools, GO,
              Pre-refunded,
              6.600% due 05/01/2002                              AA         Aa2        2,594,071
 2,000,000  Livonia, Michigan, Public Schools, (FGIC Insured),
              Series II, Pre-refunded, 6.300% due 05/01/2002     AAA        Aaa        2,190,440
            Michigan State, Building Authority Revenue,
              Series I:
 5,000,000    6.500% due 10/01/2004
              (AMBAC Insured):                                   AA         Aa3        5,621,400
 5,600,000    6.000% due 10/01/2006                              AAA        Aaa        6,193,712
 2,500,000    6.250% due 10/01/2003                              AAA        Aaa        2,739,000
            Michigan State, Hospital Finance Authority
              Revenue:
 1,000,000    McLaren Health Care Corporation, Series A,
              5.250% due 06/01/2008                              NR         A1         1,041,040
 3,370,000    Oakwood Hospital Obligated Group, Pre-refunded,
              7.100% due 07/01/2000                              AAA        Aaa        3,636,567
            Michigan State, Hospital Finance Authority Revenue,
              Pre-refunded:
 5,250,000    McLaren Obligated Group, Series A,
              7.500% due 09/15/2001                              NR         Aaa        5,887,507
 2,900,000    Oakwood Hospital Obligated Group, (FGIC Insured),
              7.000% due 07/01/2000                              AAA        Aaa        3,123,909
  1,450,000 Michigan State, Housing Development Authority,
              Series A, Rental Housing Revenue,
              5.000% due 10/01/2003                              AAA        Aaa        1,494,791
 1,095,000  Michigan State, Housing Single Family Mortgage,
              Series A,
              5.300% due 12/01/2006                              AAA        Aaa        1,145,129
 3,160,000  Michigan State, Trunk Line Highway Revenue, Series A,
              5.625% due 10/01/2003                              AA-        A1         3,371,625
 3,500,000  Michigan State, Underground Storage Tank Financial
              Assurance Authority,
              Series I, (AMBAC Insured),
              6.000% due 05/01/2006                              AAA        Aaa        3,855,180
 4,000,000  Plymouth-Canton, Michigan, Community School
              District, Series B, (Q-SBLF), GO, Pre-refunded,
              6.800% due 05/01/2001                              AA+        Aa2        4,325,720
 2,000,000  Redford, Michigan, Union School District,
              Pre-refunded,
              5.950% due 05/01/2006                              AAA        Aaa        2,231,360
            Rochester Community School District, Michigan, GO:
 3,350,000    6.000% due 05/01/2002                              AA         Aa2        3,567,783
 2,000,000    Pre-refunded,
              6.500% due 05/01/2002                              AA         NR         2,166,480
 3,000,000  University of Michigan, Hospital Revenue, Series A,
              7.500% due 12/01/2001                              AA         Aa2        3,310,680
 5,000,000  Western Michigan University Revenue, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 07/15/2001                              AAA        Aaa        5,441,450
 2,000,000  Western Michigan University Revenues,
              6.125% due 11/15/2022                              AAA        Aaa        2,191,840
                                                                                    ------------
                                                                                      78,218,552
                                                                                    ------------
    Minnesota -- 1.7%
 1,500,000  Minnesota State,
              5.000% due 05/01/2002                              AAA        Aaa        1,548,255
 3,500,000  Minnesota State, GO, Pre-refunded,
              6.250% due 08/01/2002                              AAA        Aaa        3,783,360
                                                                                    ------------
                                                                                       5,331,615
                                                                                    ------------
    Missouri -- 1.3%
  3,500,000 Missouri State Regional Convention and Sport,
              Series A, Pre-refunded,
              6.900% due 08/15/2003                              AAA        Aaa        3,938,760
                                                                                    ------------
    New Jersey -- 1.3%
 3,500,000  New Jersey State,
              6.500% due 07/15/2005                              AA+        Aa1        3,962,700
                                                                                    ------------
    New Mexico -- 1.3%
 4,000,000  New Mexico State,
              4.625% due 09/01/2006                              AA+        Aa1        4,039,200
                                                                                    ------------
    New York -- 6.9%
            Municipal Assistance Corporation, City of New York:
 3,600,000    Series G,
              5.000% due 07/01/2003                              AA         Aa2        3,728,736
 5,000,000    Series J,
              5.500% due 07/01/2002                              AA         Aa2        5,243,700
 2,000,000  New York City Transport Finance Authority,
              5.500% due 08/15/2007                              NR         Aa3        2,153,360
 5,000,000  New York State Thruway Authority Highway & Bridges,
              Series A,
              5.250% due 04/01/2001                              AAA        Aaa        5,157,500
 5,000,000  Triborough, New York, Bridge & Tunnel Authority,
              General Purpose Series A,
              5.000% due 01/01/2001                              A+         Aa3        5,102,900
                                                                                    ------------
                                                                                      21,386,196
                                                                                    ------------
    Ohio -- 1.8%
 2,420,000  Columbus Ohio, Series 1,
              6.100% due 09/15/2007                              NR         Aaa        2,563,240
 2,500,000  Warren Ohio Hospital Revenue, Warren General
              Hospital Project, Series B, Pre-refunded,
              7.300% due 11/15/2003                              AAA        NR         2,914,800
                                                                                    ------------
                                                                                       5,478,040
                                                                                    ------------
    Oklahoma -- 1.2%
 3,250,000  Tulsa Oklahoma Industrial Authority Hospital
              Revenue, Tulsa Regional Medical Center,
              Pre-refunded,
              7.200% due 06/01/2003                              AAA        NR         3,738,605
                                                                                    ------------
    Oregon -- 0.7%
  2,000,000 Washington County Or Unified Sewer Agency,
              Agency Sewer Revenue, Pre-refunded,
              6.125% due 10/01/2004                              AAA        Aaa        2,214,920
                                                                                    ------------
    Pennsylvania -- 1.7%
 5,000,000  Pennsylvania State, GO, Series 3,
              6.000% due 11/15/2003                              AA-        Aa3        5,431,250
                                                                                    ------------
    Rhode Island -- 1.8%
 5,100,000  Rhode Island Depositors Economic Protection
              Corporation, Special Obligation, Series A,
              Pre-refunded, 6.950% due 08/01/2002                AAA        Aaa        5,721,843
                                                                                    ------------
    South Carolina -- 3.0%
            South Carolina State Public Service Authority
              Revenue, Pre-refunded:
 2,455,000    Santee Cooper, Series D, (AMBAC Insured),
              6.500% due 07/01/2002                              AAA        Aaa        2,714,248
 2,940,000    Santee Cooper, Series D, (AMBAC Insured),
              6.625% due 07/01/2002                              AAA        Aaa        3,263,870
 3,000,000  York County, South Carolina, Public Facilities
              Corporation, COP, Pre-refunded,
              7.500% due 06/01/2001                              NR         Aaa        3,338,370
                                                                                    ------------
                                                                                       9,316,488
                                                                                    ------------
    Tennessee -- 1.0%
 3,000,000  Tennessee State, Series B, GO, Pre-refunded,
              6.850% due 06/01/2001                              AAA        Aaa        3,272,070
                                                                                    ------------
    Texas -- 12.5%
 3,500,000  Austin, Texas, Independent School District,
              (PSFG),
              7.000% due 08/01/2006                              AAA        Aaa        4,089,820
 2,480,000  Austin, Texas, Utility System Revenue, Series A,
              5.000% due 05/15/2001                               A         A2         2,532,105
            Dallas, Texas, GO, ETM:
 2,750,000    6.000% due 02/15/2005                              AAA        Aaa        3,024,477
 2,100,000    7.000% due 05/01/2004                              AAA        Aaa        2,407,314
 5,070,000  Dallas, Texas, Waterworks and Sewer Authority
              Revenue, 7.750% due 04/01/2003                     AA         Aa2        5,828,878
 4,085,000  Harris County, Texas, Toll Road, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 08/15/2002                              AAA        Aaa        4,517,847
  2,175,000 Plano, Texas, Independent School District, GO,
              (PSFG), 8.500% due 02/15/2003                      AAA        Aaa        2,551,318
 3,500,000  Tarrant County, Texas, Water Control Revenue,
              Pre-refunded,
              6.000% due 03/01/2001                              AAA        Aaa        3,669,785
            Texas State, GO:
 4,500,000    Series A, ETM,
              6.100% due 08/01/2001                              AAA        Aaa        4,767,570
 2,000,000    Series B,
              5.000% due 10/01/2003                              AA         Aa2        2,076,640
 3,250,000  University of Texas, Permanent University Funding,
              (PSFG),
              5.000% due 07/01/2004                              AAA        Aaa        3,383,997
                                                                                    ------------
                                                                                      38,849,751
                                                                                    ------------
    Virginia -- 2.4%
 4,870,000  Hampton, Virginia, Public Improvement Revenue,
              Series C,
              6.000% due 08/01/2003                              AA-        Aa3        5,264,860
 2,190,000  Virginia State, Transportation Board Contract
              Revenue, Series B, (U.S. Route 58 Corridor),
              5.200% due 05/15/2002                              AA         Aa2        2,273,461
                                                                                    ------------
                                                                                       7,538,321
                                                                                    ------------
    Wisconsin -- 3.0%
            Wisconsin State:
 2,000,000    6.000% due 05/01/2003                              AA         Aa2        2,152,040
 4,000,000    Series C, Pre-refunded, 6.250% due 05/01/2003      AA         Aaa        4,354,080
 2,640,000  Wisconsin State, Clean Water Revenue, Series I,
              5.250% due 06/01/2005                              AA+        Aa2        2,786,626
                                                                                    ------------
                                                                                       9,292,746
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $297,961,376)                                                                306,362,516
                                                                                    ------------
SHORT-TERM INVESTMENTS -- 0.2%
  (Cost $686,833)
   686,833  Valiant Fund Tax Exempt Money Market                                       $ 686,833
                                                                                    ------------
TOTAL INVESTMENTS (Cost $298,648,209*)                                98.4%          307,049,349
OTHER ASSETS AND LIABILITIES (Net)                                     1.6             4,989,116
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $312,038,465
                                                                     =====          ============

---------
* Aggregate cost for Federal tax purposes is  $298,648,209.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- Government Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund

                     See Notes to Financial Statements.

Munder Short Term Treasury Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Principal
Amount                                                                              Value
------                                                                              -----

U.S. TREASURY OBLIGATIONS -- 95.5%
    U.S. Treasury Notes -- 95.5%
$1,000,000      5.750% due 12/31/1998                                                 $ 1,002,090
 5,000,000      6.250% due 05/31/1999                                                   5,031,900
 5,000,000      5.875% due 07/31/1999                                                   5,017,600
 4,000,000      5.875% due 11/15/1999                                                   4,018,200
 3,000,000      7.875% due 11/15/1999                                                   3,091,830
 3,000,000      5.625% due 11/30/1999                                                   3,004,050
 1,000,000      5.625% due 12/31/1999                                                   1,001,490
 4,000,000      6.875% due 03/31/2000                                                   4,088,760
 3,000,000      5.875% due 06/30/2000                                                   3,021,000
 3,000,000      6.250% due 08/31/2000                                                   3,044,070
 4,000,000      5.750% due 11/15/2000                                                   4,018,120
 1,000,000      5.625% due 05/15/2001                                                   1,003,590
                                                                                     ------------
    TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $37,256,918)                                                              37,342,700
                                                                                    ------------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $1,131,528)
1,131,528      Agreement with Lehman Brothers Holdings Inc., 5.750%
                 dated 06/30/1998, to be repurchased at $1,131,709 on
                 07/01/1998, collateralized by $3,350,000 U.S. Treasury
                 Strip principal due 02/15/2017 (value $1,154,845)                     1,131,528
                                                                                    ------------
OTHER INVESTMENTS** (Cost $9,998,555)                                 25.6%            9,998,555
                                                                      ----          ------------
TOTAL INVESTMENTS (Cost $48,387,001*)                                124.0%           48,472,783
OTHER ASSETS AND LIABILITIES (Net)                                   (24.0)           (9,358,971)
                                                                      ----          ------------
NET ASSETS                                                           100.0%         $ 39,113,812
                                                                      ====          ============

---------
*  Aggregate cost for Federal tax purposes is $48,390,269.
** As of June 30, 1998, the market value of the securities on loan is $9,814,489. Collateral received for securities loaned includes $957,484 in U.S. government securities and the remaining $9,041,071 invested in Navigator Securities Lending Trust-Prime Portfolio.

                     See Notes to Financial Statements.

Munder Cash Investment Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----

CERTIFICATES OF DEPOSIT -- 14.5%
$50,000,000  Bank of Nova Scotia,
               5.570% due 09/02/1998                           A1+/AA-    P1/Aa3    $ 50,000,000
 50,000,000   Canadian Imperial Bank of Commerce, NY,
               5.570% due 09/23/1998                           A1+/AA-    P1/Aa3      50,000,000
 20,000,000   National Westminster Bank,
               5.790% due 07/30/1998                           A1+/AA     P1/Aa2      20,000,000
 44,000,000   Rabobank Nederland N. V.,
               5.580% due 10/20/1998+                          A1+/AAA    P1/Aaa      44,000,000
                                                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $164,000,000)                                                                164,000,000
                                                                                   -------------
COMMERCIAL PAPER -- 60.6%
50,000,000   B.A.T. Capital Corporation,
               5.620% due 07/08/1998+,+++                       A2/A-      P1/A2      49,945,361
50,000,000   Banc One Funding Corporation,
               5.510% due 08/26/1998+                           A1/NR      P1/NR      49,571,445
50,000,000   Corporate Asset Funding,
               5.510% due 08/06/1998+                          A1+/NR      P1/NR      49,724,500
50,000,000   CXC, Inc.,
               5.480% due 07/07/1998+                          A1+/NR      P1/NR      49,954,333
30,000,000   Finova Capital Corporation,
               5.530% due 07/13/1998+,+++                       A2/A-     P2/Baa      29,944,700
50,000,000   First Chicago Financial Corporation,
               5.530% due 10/01/1998+                           A1/NR      P1/NR      49,293,389
50,000,000   Golden Managers Acceptance Corporation,
               5.540% due 07/16/1998+,+++                      A1+/NR      NR/NR      49,884,583
25,000,000   Greenwich Asset Funding, Inc.,
               5.530% due 08/26/1998+                          A1+/NR      P1/NR      24,784,945
42,000,000   National Bank of Canada New York,
               5.450% due 11/30/1998+                           A1/A       P1/A1      41,033,533
50,000,000   New Center Asset Trust,
               6.500% due 07/01/1998+                           A1/NR      P1/NR      50,000,000
50,000,000   Preferred Receivables Funding Corporation,
               6.250% due 07/01/1998+                           A1/NR      P1/NR      50,000,000
25,000,000   Sanwa Business Credit Company,
               5.700% due 07/20/1998+,+++                       A2/A-     P1/Aa3      24,924,792
30,000,000   Sheffield Receivables Corporation,
               5.510% due 08/28/1998+                          A1+/NR      P1/NR      29,733,683
50,000,000   Societe Generale North America, Inc.,
               5.480% due 07/07/1998+                          A1/AA-     P1/Aa3      49,954,333
50,000,000   Swedish Expt Cr Corporation,
               5.380% due 10/05/1998+                          A1+/AA+    P1/Aa3      49,282,667
 40,000,000  Tribune Company,
               5.510% due 08/12/1998+                           A1/A       P1/A2      39,742,867
                                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $687,775,131)                                                                687,775,131
                                                                                   -------------
CORPORATE NOTES -- 6.6%
25,000,000   Allstate Funding Agreement,
               5.741% due 05/17/1999+                          NR/AA+       AA2       25,000,000
25,000,000   Jackson National Life Insurance,
               5.760% due 09/22/1998++                          NR/AA     NR/Aa3      25,000,000
25,000,000   Transamerica Life Annuity,
               5.721% due 02/17/1999++                          A1/AA     P1/Aa3      25,000,000
                                                                                   -------------
TOTAL CORPORATE NOTES
  (Cost $75,000,000)                                                                  75,000,000
                                                                                   -------------
REPURCHASE AGREEMENTS -- 13.2%
49,239,788   Agreement with Lehman Brothers Holdings Inc.,
               5.750% dated 06/30/1998, to be repurchased at
               $49,247,653 on 07/01/1998, collaterized by
               $122,004,000 U.S. Treasury Strips, 5.500-5.750%
               having maturities ranging from 02/15/2003 through
               08/15/2025 (value $50,226,275)                                         49,239,788
50,000,000   Agreement with Sanwa BGK Securities Company L.P.,
               5.800% dated 06/30/1998, to be repurchased at
               $50,008,056 on 07/01/1998, collaterized by
               $33,422,000 U.S. Treasury Bonds, 12.000% maturing
               08/15/2013 (value $51,000,635)                                         50,000,000
50,000,000   Agreement with State Street Bank and Trust
               Company, 5.800% dated 06/30/1998, to be
               repurchased at $50,008,056 on 07/01/1998,
               collaterized by $42,440,000 U.S. Treasury Bonds,
               7.125% maturing 02/15/2023 (value $51,001,294)                         50,000,000
                                                                                   -------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $149,239,788)                                                                149,239,788
                                                                                   -------------
TOTAL INVESTMENTS (Cost $1,076,014,919*)                              94.9%        1,076,014,919
OTHER ASSETS AND LIABILITIES (Net)                                     5.1            57,907,518
                                                                      ----         -------------
NET ASSETS                                                           100.0%       $1,133,922,437
                                                                     =====         =============

---------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ B.A.T. Capital Corporation, rated F-1 by Fitch, Finova Capital
    Corporation, rated F-1 by Fitch and D-1 by Duff and Phelps, Golden Managers Acceptance Corporation rated D-1+ by Duff and Phelps and Sanwa Business Credit Company rated D-1 by Duff and Phelps, are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.

Munder Money Market Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----
CERTIFICATE OF DEPOSIT -- 14.3%
$3,000,000   Canadian Imperial Bank of Commerce, NY,
               5.570% due 09/23/1998                           A1+/AA-    P1/Aa3     $ 3,000,000
5,000,000    National Westminster Bank,
               5.790% due 07/30/1998                           A1+/AA     P1/Aa2       5,000,000
4,000,000    Rabobank Nederland N. V.,
               5.580% due 10/20/1998                           A1+/AAA    P1/Aaa       4,000,000
                                                                                    ------------
  TOTAL CERTIFICATE OF DEPOSIT
    (Cost $12,000,000)                                                                12,000,000
                                                                                    ------------
COMMERCIAL PAPER -- DISCOUNT -- 54.3%
5,000,000    B.A.T. Capital Corporation,
               5.630% due 07/28/1998+,+++                       A2/A-      P1/A2       4,978,887
4,000,000    Banc One Funding Corporation,
               5.550% due 08/17/1998+                           A1/NR      P1/NR       3,971,017
4,000,000    Bank of Nova Scotia,
               5.570% due 09/02/1998+                          A1+/AA-    P1/Aa3       4,000,000
5,000,000    CXC Inc.,
               5.530% due 07/23/1998+                          A1+/NR      P1/NR       4,983,103
4,000,000    General Electric Capital Corporation,
               5.520% due 09/18/1998+                          A1+/AAA    P1/Aaa       3,951,547
4,000,000    Golden Managers Acceptance Corporation,
               5.540% due 07/16/1998+,+++                      A1+/NR      NR/NR       3,990,767
5,000,000    National Bank of Canada New York,
               5.450% due 11/30/1998+                           A1/A       P1/A1       4,884,944
3,000,000    National Rural Utilities Cooperative Finance,
               5.500% due 09/28/1998+                          A1+/AA      P1/A1       2,959,208
4,000,000    Preferred Receivables Funding Corporation,
               5.600% due 08/05/1998+                           A1/NR      P1/NR       3,978,222
4,000,000    Sanwa Business Credit Corporation,
               5.700% due 07/24/1998+,+++                      A2/BBB+     P1/A1       3,985,433
4,000,000    Toyota Motor Credit Company,
               5.500% due 09/02/1998+                          A1+/AAA    P1/Aaa       3,961,500
                                                                                    ------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $45,644,628)                                                                  45,644,628
                                                                                    ------------
CORPORATE NOTES -- 4.1% (Cost $3,481,000)
3,481,000    Capital One Funding Corporation,
               5.630% due 04/01/2009++                         A1+/AA-     P1/NR       3,481,000
                                                                                    ------------
REPURCHASE AGREEMENT -- 22.0%
  (Cost $18,487,060)
$18,487,060  Agreement with Lehman Brothers Holdings Inc.,
               5.750% dated 06/30/1998, to be repurchased at
               $18,490,013 on 07/01/1998, collateralized by
               $22,014,000 U.S. Treasury Strip Principal due
               02/15/2007 (value $13,635,693) and $13,320,000
               U.S. Treasury Strip, principal due 11/15/2014
               (value $5,222,772).                                                  $ 18,487,060
                                                                                    ------------
TOTAL INVESTMENTS (Cost $79,612,688*)                                 94.7%           79,612,688
OTHER ASSETS AND LIABILITIES (Net)                                     5.3             4,484,151
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $ 84,096,839
                                                                     =====          ============

---------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ B.A.T. Capital Corporation, rated F-1 by Fitch, and Golden Managers
    Acceptance Corporation and Sanwa Business Credit Corporation, rated D1+ by Duff and Phelps, are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.



Munder Tax-Free Money Market Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


                                                               Rating (Unaudited)
Principal                                                      ------------------
Amount                                                           S&P      Moody's        Value
------                                                           ---      -------        -----

MUNICIPAL BONDS AND NOTES  99.9%
    Alabama -- 2.0%
$ 5,900,000 Birmingham Alabama, Series A,
              3.500% due 10/01/2015+                            A-1+       VMIG1     $ 5,900,000
                                                                                    ------------
    Arizona -- 6.4%
 3,200,000  Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue (Tucson
              Electric Power), (Barclays Bank, LOC),
              3.600% due 12/01/2020+                            A-1+       VMIG1       3,200,000
 3,400,000  Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue,
              (Tucson Electric - 83C), (Bankers Trust
              Corporation, NY, LOC),
              3.650% due 12/15/2018+                            A-1+       VMIG1       3,400,000
 3,000,000  Maricopa County Arizona Pollution Control,
              3.550% due 12/01/2014+                             NR         Aa2        3,000,000
 6,400,000  Maricopa County, Arizona, Pollution Control, El
              Paso A, Pre-refunded,
              3.550% due 08/01/2015+                             NR        VMIG1       6,400,000
 3,000,000  Pima County Arizona Industrial Development
              Authority, (Tucson Electric),
              3.550% due 12/01/2022+                             AA        VMIG1       3,000,000
                                                                                    ------------
                                                                                      19,000,000
                                                                                    ------------
    Arkansas -- 1.3%
 4,000,000  Fayetteville Arkansas Public Facilities Board,
              Butterfield Trail Village,
              4.000% due 09/01/2027+                             NR        VMIG1       4,000,000
                                                                                    ------------
    California -- 3.4%
10,000,000  California School Cash Reserve, Pool Series A,
              4.500% due 07/02/1999                             SP-1+      MIG1       10,073,200
                                                                                    ------------
    Colorado -- 3.5%
 4,000,000  Colorado Health Facilities Authority Revenue,
              Variable Catholic Health Series B,
              3.400% due 12/01/2025+                            A-1+       VMIG1       4,000,000
 6,500,000  Smith Creek Metropolitan District Company Revenue,
              3.600% due 10/01/2035+                            A-1+        NR         6,500,000
                                                                                    ------------
                                                                                      10,500,000
                                                                                    ------------
    Delaware -- 0.8%
  2,510,000 New Castle County, Delaware, Economic, Refunding
              Henderson Mcguire,
              3.550% due 08/15/2020+                            A-1+        NR         2,510,000
                                                                                    ------------
    Florida -- 4.9%
2,500,000  Broward County, Florida, Mulit-family Housing,
              Southern Pointe Project,
              3.550% due 05/15/2027+                            A-1+        NR         2,500,000
 1,900,000  Dade County, Florida, Aviation Revenue, Series C,
              5.000% due 10/01/1998                              AAA        Aaa        1,907,267
 4,000,000  Palm Beach County Florida Revenue, Jewish
              Community Campus Corporation,
              3.450% due 03/01/2027+                            A-1+        NR         4,000,000
 6,300,000  University of North Florida, Foundation, Inc.,
              Capital Improvement Revenue, Series 1994, (First
              Union National Bank of North Carolina, LOC),
              3.550% due 11/01/2024+                             NR        VMIG1       6,300,000
                                                                                    ------------
                                                                                      14,707,267
                                                                                    ------------
    Georgia -- 8.0%
 1,500,000  Clayton County, Georgia, Housing Authority,
              Floating Rate Rivers Edge Development,
              3.600% due 08/01/2006+                             NR        VMIG1       1,500,000
 5,700,000  DeKalb County, Georgia, Private Hospital, Hospital
              Authority, Revenue Anticipation Certificates,
              (Egleston Children's Health) Series A, (Suntrust
              Bank, Atlanta, GA, LOC),
              3.450% due 12/01/2017+                            A-1+       VMIG1       5,700,000
 2,800,000  Fulco Georgia Hospital Authority Anticipation
              Certificates, Shepherd Center Incorporated
              Project,
              3.500% due 09/01/2017+                            A-1+        NR         2,800,000
 3,200,000  Fulton County Georgia Residntial Care, Lenbrook
              Square Foundation,
              4.000% due 01/01/2018+                            A-1+        NR         3,200,000
 2,400,000  Glynn - Brunswick, Georgia, Memorial Hospital
              Authority, Revenue Anticipation Certificates,
              (Southeast Georgia Project), (MBIA Insured),
              (Suntrust Bank, Atlanta, GA, LOC),
              3.400% due 08/01/2016+                             AAA        Aaa        2,400,000
            Metro Atlanta Rapid Transit Georgia Tax:
  1,000,000   Series J, Pre-refunded,
              7.600% due 07/01/1998                              AAA        Aaa        1,020,000
 2,500,000    Series J, Pre-refunded,
              8.000% due 07/01/1998                              AAA        Aaa        2,550,000
 4,600,000  Municipal Electric Authority Georgia, Variable
              Project One B,
              3.350% due 01/01/2016+                             NR         A3         4,600,000
                                                                                    ------------
                                                                                      23,770,000
                                                                                    ------------
    Hawaii -- 0.3%
 1,000,000  Honolulu Hawaii City & County, Series D,
              6.300% due 12/01/1998                              AA         Aaa        1,010,398
                                                                                    ------------
    Illinois -- 12.9%
            Chicago Illinois Multifamily Housing Revenue:
 2,700,000    Waveland Associates,
              3.550% due 11/01/2010+                             NR         Aaa        2,700,000
 2,000,000    Waveland Association,
              3.550% due 11/01/2010+                             NR         Aaa        2,000,000
            Illinois Development Finance Authority Revenue:
 2,000,000    Chicago Symphony,
              3.450% due 06/01/2031+                            A-1+       VMIG1       2,000,000
 4,000,000    Loyola Academy, Series A,
              3.500% due 10/01/2027+                            A-1+        NR         4,000,000
            Illinois Educational Facilities Authority
              Revenues:
 2,200,000    Art Institute of Chicago,
              3.550% due 03/01/2027+                            A-1+       VMIG1       2,200,000
 3,850,000    Pooled Financing Program,
              3.500% due 12/01/2005+                             AAA        Aaa        3,850,000
 1,000,000    The Adler Planetarium,
              3.500% due 04/01/2031+                            A-1+        NR         1,000,000
            Illinois Health Facilities Authority:
11,500,000    (Advocate Health Care) Series B,
              3.550% due 08/15/2022+                             A-1       VMIG1      11,500,000
 3,000,000    (Gottlieb Health Resources Inc.),
              3.500% due 11/15/2024+                             NR        VMIG1       3,000,000
  4,000,000 Illinois State Development Finance Authority,
              Industrial Development Authority Revenue,
              (Lake Forest Academy Project),
              (Northern Trust Company, LOC),
              3.550% due 12/01/2024+                            A-1+        NR         4,000,000
 2,000,000  Springfield, Illinois, Water Revenue,
              6.500% due 03/01/2015+                             AA         Aa2        2,078,157
                                                                                    ------------
                                                                                      38,328,157
                                                                                    ------------
    Indiana -- 0.9%
 1,100,000  Indiana State Development Finance Authority
             Revenue, (Educational Facility -- Indiana
             Historical Society),
             (NBD Bank, Detroit, LOC),
             3.500% due 08/01/2031+                             A-1+        NR         1,100,000
 1,500,000  Indianapolis Public Improvement Bond Bank,
              Series B,
              5.000% due 02/01/1999                              AAA        Aaa        1,511,434
                                                                                    ------------
                                                                                       2,611,434
                                                                                    ------------
    Iowa -- 1.3%
 4,000,000  Woodbury County Iowa Educational Facility Revenue,
              Siouxland Med Education Foundation,
              3.600% due 11/01/2016+                              A         NR         4,000,000
                                                                                    ------------
    Louisiana -- 0.9%
 2,600,000  Louisiana State Offshore Term, Deepwater Port
              Revenue,
              3.700% due 09/01/2008+                            A-1+       VMIG1       2,600,000
                                                                                    ------------
    Maryland -- 2.1%
 3,200,000  Baltimore County, Maryland, Revenue Bonds,
              (Sheppard & Enoch Pratt Hospital),
              (Societe Generale, LOC),
              3.600% due 07/01/2022+                             NR        VMIG1       3,200,000
 1,000,000  Charles County, Maryland,
              5.000% due 02/01/1999                              AA-        Aa3        1,008,600
            Maryland State:
 1,000,000    First Series,
              6.500% due 03/01/1999                              AAA        Aaa        1,019,535
 1,000,000    First Series,
              6.700% due 03/01/1999                              AAA        Aaa        1,020,853
                                                                                    ------------
                                                                                       6,248,988
                                                                                    ------------
    Michigan -- 1.4%
  1,250,000 Michigan Municipal Bond Authority Revenue,
              Series B,
              4.500% due 07/02/1998                             SP-1+       NR         1,250,026
 2,000,000  Michigan State, GO,
              4.500% due 09/30/1998                             SP-1+      MIG1        2,003,782
 1,000,000  Saline, Michigan, Economic Development,
              Obligation
              Brecon Village Project,
              3.500% due 11/01/2025+                            A-1+        NR         1,000,000
                                                                                    ------------
                                                                                       4,253,808
                                                                                    ------------
    Minnesota -- 4.7%
 7,000,000  Minneapolis Minnesota, Variable Series B,
              3.400% due 12/01/2016+                            A-1+        Aaa        7,000,000
 1,000,000  Minnesota School Districts, Tax & Aid Anticipation
              Certificates Indebteness, Series B,
              3.850% due 09/03/1998                              NR        MIG1        1,000,000
 4,000,000  Rochester, Minnesota, Health Care Facilities,
              Facilities Revenue,
              3.650% due 11/15/2017+                             AA+        NR         4,000,000
 1,000,000  Southern Minnesota Municipal Power Agency Supply,
              Pre-refunded,
              7.000% due 01/01/1999                              AAA        Aaa        1,036,666
 1,000,000  Washington County, Minnesota, Housing,
              6.300% due 02/01/1999                              AAA        Aaa        1,015,772
                                                                                    ------------
                                                                                      14,052,438
                                                                                    ------------
    Missouri -- 2.9%
 1,000,000  Branson Missouri Reorganized School District,
              Improvement & Refunding, Pre-refunded,
              6.200% due 03/01/1999                              AAA        Aaa        1,015,527
 2,000,000  Columbia, Missouri, Special Obligation Reserve,
              Series A,
              (Toronto Dominion Bank, LOC),
              3.500% due 06/01/2008+                             AA        VMIG1       2,000,000
 2,500,000  Missouri State Environment Improvement Energy,
              3.750% due 06/01/2014+                            A-1+        P1         2,500,000
 3,000,000  Missouri State Health & Educational Facilities,
              Authority,
              3.500% due 06/01/2019+                            A-1+       VMIG1       3,000,000
                                                                                    ------------
                                                                                       8,515,527
                                                                                    ------------
    Nebraska -- 1.7%
  5,000,000 Nebraska Educational Facilities Authority Revenue,
              Educational Equipment & Improvement,
              (FGIC Insured),
              (SBPA -- Mitsubishi Bank of New York,
              exp. 04/15/1998),
              3.800% due 12/01/2000+                             AAA        Aaa        5,000,000
                                                                                    ------------
    Nevada -- 2.3%
 6,822,000  Clark County, Nevada, Airport Improvement Revenue,
              Series A-1, (MBIA Insured), (SBPA -- National
              Westminster Bank, exp. 02/19/1999),
              3.400% due 07/01/2012+                             AAA        Aaa        6,822,000
                                                                                    ------------
    New Mexico -- 1.7%
 5,000,000  Farmington, New Mexico, Pollution Control Revenue,
              (El Paso Electric Co.), Series A,
              3.550% due 11/01/2013+                             NR         Aa3        5,000,000
                                                                                    ------------
    North Carolina -- 5.5%
 3,800,000  Mecklenburg County Industrial Facilities, Edgcomb
              Metals Company Project,
              3.500% due 12/01/2009+                             NR         Aa3        3,800,000
 3,000,000  North Carolina Educational Finance Facilities,
              3.450% due 09/01/2027+                             NR         NR         3,000,000
 3,000,000  North Carolina Medical Care Commission, Hospital
              Revenue, Series B,
              3.400% due 06/01/2022+                            A-1+       VMIG1       3,000,000
            North Carolina State, (Union Bank of
              Switzerland/Morgan Guaranty, LOC):
 4,500,000    3.450% due 08/10/1998                              A1+        NR         4,500,000
 2,000,000    3.600% due 07/23/1998                              A1+        P1         2,000,000
                                                                                    ------------
                                                                                      16,300,000
                                                                                    ------------
    Ohio -- 3.3%
 1,980,000  Franklin County, Ohio, Hospital Revenue, Us Health
              Corporation, Series A,
              3.550% due 12/01/2021                              NR        VMIG1       1,980,000
 3,000,000  Ohio State Public Facilities Commission, Higher
              Education, Series Ii B,
              5.000% due 11/01/1998                              AA-        Aa3        3,013,479
  2,500,000 Ohio State Special Obligation, Elementary &
              Secondary Education Capital Facilities B,
              4.500% due 12/01/1998                              AA-        Aa3        2,507,104
 2,215,000  Summit County, Ohio, Bond Anticipation Notes,
              4.875% due 11/19/1998                              NR        MIG1        2,223,856
                                                                                    ------------
                                                                                       9,724,439
                                                                                    ------------
    Pennsylvania -- 4.4%
 1,500,000  Allegheny County, Pennsylvania, Hospital
              Development Revenue, Children Hospital
              Pittsburgh B,
              3.450% due 12/01/2015+                             AAA        Aaa        1,500,000
 2,000,000  Delaware Valley, Pennsylvania, Registered
              Finance,
              Series A,
              3.450% due 12/01/2017+                            A-1+       VMIG1       2,000,000
 5,000,000  Philadelphia, Pennsylvania, Water & Wastewater,
              Variable Series B,
              3.820% due 08/01/2027+                            A-1+       VMIG1       4,999,786
 4,765,000  York County, Pennsylvania, Industrial Development
              Authority,
              Industrial Development Revenue,
              (New Edgecomb Corporation Project),
              (Banque Nationale Paris, LOC),
              3.500% due 07/01/2009+                             NR         Aa3        4,765,000
                                                                                    ------------
                                                                                      13,264,786
                                                                                    ------------
    South Carolina -- 1.5%
 2,000,000  South Carolina Educational Facilities Authority,
              (Variable Furman University Project), Series B,
              3.350% due 10/01/2026+                             AAA        Aaa        2,000,000
 1,475,000  South Carolina State, State Highway Series A,
              6.100% due 02/01/1999                              AAA        Aaa        1,496,994
 1,015,000  Sumter County, South Carolina, School District
              Number, Series B,
              5.500% due 03/01/1999                              AA         Aa1        1,028,215
                                                                                    ------------
                                                                                       4,525,209
                                                                                    ------------
    Tennessee -- 4.4%
 6,700,000  Chattanooga, Tennessee, Industrial Development
              Authority Revenue, (Market Street Ltd. Project),
              (ABN -- Amro, LOC),
              3.600% due 12/15/2012+                            A-1+        NR         6,700,000
  2,400,000 Clarksville, Tennessee, Public Building Authority,
              (NationsBank, TN, LOC),
              3.600% due 06/01/2024+                            A-1+        NR         2,400,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Industrial Development Board
              Revenue, Multi-family Housing, (Arbor Crest
              Apartments), Series B,
              3.550% due 12/01/2007+                             NR        VMIG1       2,000,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Health and Facilities Board,
              (West Mead Place Project), (NationsBank, GA, LOC),
              3.600% due 10/01/2015+                            A-1+        NR         2,000,000
                                                                                    ------------
                                                                                      13,100,000
                                                                                    ------------
    Texas -- 9.5%
 5,625,000  Bexar County, Texas, Health Facilities Development
              Company, Retirement Community, Air Force,
              Series B,
              3.500% due 03/01/2012+                            A-1+        NR         5,625,000
 2,100,000  Dallas County, Texas, Utility & Reclaim,
              7.000% due 02/15/1999                              AAA        Aaa        2,144,920
 2,000,000  Joshua, Texas, Independent School District,
              Series B,
              Pre-refunded,
              6.125% due 02/15/2006+                             NR         Aaa        2,032,072
 7,000,000  Lower Colorado River Authority Texas Revenue,
              Refunding Junior Lien, 3rd Supplement Series,
              (MBIA Insured), (SBPA-Baverische Vereinbank),
              3.400% due 01/01/2013+                            A-1+       VMIG1       7,000,000
 1,000,000  North East Independent School District Texas,
              6.500% due 02/01/1999                              AAA        Aaa        1,017,206
 1,000,000  Texas A & M University Revenues, Comb Fee
              Refunding & Improvement Series B, Pre-refunded,
              7.500% due 08/15/1998                              AA         Aa2        1,004,884
 2,000,000  Texas State, Refunding Bonds, Veterans Housing
              Assistance Fund I,
              3.400% due 12/01/2016+                            A-1+       VMIG1       2,000,000
 7,500,000  Texas State, Tax & Revenue Anticipation Notes,
              4.750% due 08/31/1998                             SP-1+      MIG1        7,513,003
                                                                                    ------------
                                                                                      28,337,085
                                                                                    ------------
    Utah -- 3.5%
  4,900,000 Salt Lake County Utah Housing Authority, Revenue,
              3.500% due 01/01/2009+                             NR         Aa1        4,900,000
 1,000,000  State Of Utah, General Obligation Highway, Series A,
              3.750% due 09/30/1998                              A-1        P-1        1,000,000
 4,400,000  Utah State Board Regents Student Loan, Loan
              Revenue Series B,
              3.400% due 11/01/2000+                             AAA        Aaa        4,400,000
                                                                                    ------------
                                                                                      10,300,000
                                                                                    ------------
    Virginia -- 1.0%
 1,700,000  Richmond, Virginia, Redevelopment & Housing
              Authority, Stony Point Project,
              3.550% due 04/01/2029+                             A-1        NR         1,700,000
 1,445,000  Rockingham County, Virginia, Industrial
              Development, Higher Education Facilities,
              3.550% due 01/03/2017+                             A-1        NR         1,445,000
                                                                                    ------------
                                                                                       3,145,000
                                                                                    ------------
    Wisconsin -- 3.4%
 3,200,000  Milwaukee Wisconsin Revenue, School Order
              Notes, Series B,
              4.250% due 08/27/1998                             SP-1+      MIG1        3,202,181
 5,000,000  Wisconsin State, Series G,
              6.750% due 05/01/2011+                             AA         Aaa        5,170,880
 1,650,000  Wisconsin State Health & Educational Facilities,
              Authority Revenue,
              5.000% due 08/15/1998                              AA-        NR         1,652,320
                                                                                    ------------
                                                                                      10,025,381
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $297,625,117)                                  297,625,117
                                                                                    ------------


SHORT-TERM INVESTMENTS -- 1.1%
 1,999,705  Dreyfus Tax-Exempt Cash Management                                       $ 1,999,705
 1,493,269  Valiant Fund Tax Exempt Money Market                                       1,493,269
                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,492,974)                                         3,492,974
                                                                                    ------------
TOTAL INVESTMENTS (Cost $301,118,091*)                               101.0%          301,118,091
OTHER ASSETS AND LIABILITIES (Net)                                    (1.0)           (3,113,854)
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $298,004,237
                                                                     =====          ============

---------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
FGIC -- Federal Guaranty Insurance Corporation
GO -- General Obligation Bonds
LOC -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement




                     See Notes to Financial Statements.
/TABLE

Munder U.S. Treasury Money Market Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------


Principal
Amount                                                                                Value
------                                                                                -----
U.S. TREASURY OBLIGATIONS -- 51.5%
    U.S. Treasury Bills -- 28.6%
$25,000,000 due 07/09/1998                                                          $ 24,974,667
                                                                                    ------------
    U.S. Treasury Notes -- 22.9%
20,000,000  5.125% due 12/31/1998                                                     19,975,894
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $44,950,561)                                                                  44,950,561
                                                                                    ------------

REPURCHASE AGREEMENTS -- 48.2%
20,119,796  Agreement with Lehman Brothers Holdings Inc., 5.750%
              dated 06/30/1998 to be repurchased at $20,123,011 on
              07/01/1998, collateralized by $10,095,000 U.S. Treasury
              Note, 6.000% maturing 08/15/1999 (value $10,365,100),
              $5,322,000 U.S. Treasury Note, 5.875% maturing
              11/15/1999 (value $5,382,690) and $6,974,000
              U.S. Treasury Bonds, 12.000% maturing 05/15/2005
              (value $4,770,634)                                                      20,119,796
 4,000,000  Agreement with Merrill Lynch and Company, Inc., 5.700%
              dated 06/30/1998, to be repurchased at $4,000,633 on
              07/01/1998,  collateralized by $4,060,000 U.S. Treasury
              Note, 5.625% maturing 11/30/1999 (value $4,080,300)                      4,000,000
 4,000,000  Agreement with Morgan (J.P.) and Company, 5.500% dated
              06/30/1998, to be repurchased at $4,000,611 on
              07/01/1998, collateralized by $3,060,000 U.S. Treasury
              Bonds, 11.625% maturing 11/15/2004 (value $4,081,275)                    4,000,000
 4,000,000  Agreement with Sanwa BGK Securities Company L.P.,
              5.800% dated 06/30/1998, to be repurchased at $4,000,644 on
              07/01/1998, collaterized by $2,674,000 U.S. Treasury Bonds,
              12.000% maturing 08/15/2013 (value
              $4,080,417)                                                              4,000,000
10,000,000  Agreement with State Street Bank and Trust Company,
              5.800% dated 06/30/1998, to be repurchased at $10,001,611 on
              07/01/1998, collaterized by $7,770,000 U.S. Treasury Note,
              8.125% maturing 08/15/2019 (value
              $10,206,532)                                                            10,000,000
                                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $42,119,796)                                                                  42,119,796
                                                                                    ------------
TOTAL INVESTMENTS (Cost $87,070,357*)                                 99.7%           87,070,357
OTHER ASSETS AND LIABILITIES (Net)                                     0.3               259,100
                                                                      ----          ------------
NET ASSETS                                                           100.0%         $ 87,329,457
                                                                      ====          ============

---------
* Aggregate cost for Federal tax purposes.

                     See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
-----------------------------------------------------------------------------

                               EQUITY FUNDS
                               -----------------------------------------------------------------------------------------------
                               Munder                      Munder                      Munder        Munder        Munder
                               Accelerating  Munder        Growth &      Munder        International Micro-Cap     Mid-Cap
                               Growth        Balanced      Income        Index 500     Equity        Equity        Growth
                               Fund          Fund          Fund          Fund          Fund          Fund          Fund
                               ------------  ------------  ------------  ------------  ------------- -----------   -----------
ASSETS:
Investments, at value
  See accompanying
    schedules:
    Securities  ............   $137,452,530  $ 94,380,925  $294,881,140  $807,864,622  $268,010,590  $54,228,983   $37,835,818
    Repurchase Agreements  .     22,891,000     6,707,000    11,454,000    23,921,000     4,482,000    1,193,000     1,509,000
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
Total Investments  .........    160,343,530   101,087,925   306,335,140   831,785,622   272,492,590   55,421,983    39,344,818
Cash  ......................            351           473            27           956        46,683          833           321
Interest receivable  .......          3,688       466,749        47,274         3,854           722          192           243
Dividends receivable  ......         78,614        23,838       490,071       801,636       931,838        3,518        12,249
Receivable for investment
  securities sold  .........      2,697,244       360,952        --           619,382        40,876       35,624       158,047
Receivable for Fund shares
  sold  ....................        920,703       283,518     2,119,780     3,443,678       238,335      574,749         3,192
Receivable from investment
  advisor  .................         --            --            --            --            --           10,758        --
Unamortized organization
  costs  ...................         --            --             1,217        --            --           --            26,684
Prepaid expenses and other
  assets  ..................         16,710         9,805        16,888        27,256        14,639        8,845         6,541
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
      Total Assets  ........    164,060,840   102,233,260   309,010,397   836,682,384   273,765,683   56,056,502    39,552,095
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
LIABILITIES:
Unrealized depreciation of
  forward foreign exchange
  contracts  ...............         --            --            --            --               366       --            --
Variation margin  ..........         36,125        --            --           196,165        --           --            --
Payable for Fund shares
  redeemed  ................      8,212,602       976,709     2,456,616     5,576,452       203,114      104,246        53,667
Payable for investment
  securities purchased  ....         --            --            --         2,697,479        20,555      503,897       311,313
Payable upon return of
  securities loaned  .......         --        20,597,198    42,018,892        --        56,005,468    2,747,600     7,700,823
Investment advisory fee
  payable  .................         96,746        42,780       161,782        46,380       132,110       41,754        19,298
Administration fee payable           14,078         7,162        23,460        71,671        19,169        4,533         2,852
Shareholder servicing fees
  payable  .................          6,918         6,127        44,641        34,128        21,927          558           274
Distribution fees payable  .         16,920           781         3,902        96,234         3,593       20,616           546
Transfer agent fee payable            6,805         1,955         5,763        10,273         5,162       --             1,031
Custodian fees payable  ....          3,634         8,826        12,703        25,614        23,036        8,167         3,845
Accrued
  Trustees'/Directors' fees
  and expenses  ............          1,115           615         1,838         5,887         1,635          466           241
Accrued expenses and other
  payables  ................         37,384        23,113        38,168        83,967        36,853        9,526         5,006
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
      Total Liabilities  ...      8,432,327    21,665,266    44,767,765     8,844,250    56,472,988    3,441,363     8,098,896
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
NET ASSETS  ................   $155,628,513  $ 80,567,994  $264,242,632  $827,838,134  $217,292,695  $52,615,139   $31,453,199
                               ============  ============  ============  ============  ============  ===========   ===========
Investments, at cost  ......   $118,569,285  $ 85,635,776  $252,485,104  $576,270,180  $226,348,160  $55,739,845   $37,129,765
                               ============  ============  ============  ============  ============  ===========   ===========

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
------------   -----------    ------------   ------------   ------------   -----------    -----------    -------------
$773,633,168   $92,337,903    $169,573,555   $439,710,334   $222,468,822   $49,416,826    $27,342,333    $75,381,663
  50,334,000     2,265,000      12,940,000     35,566,000      8,556,000     6,657,000      1,735,000        106,000
------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
 823,967,168    94,602,903     182,513,555    475,276,334    231,024,822    56,073,826     29,077,333     75,487,663
         126           901           1,823            137         15,431       572,727          1,855         87,528
       8,109           365           2,085          5,730          1,378         1,073            280             17
     409,287       722,426         187,317         18,950        177,776       332,449          1,324        147,264

      --         2,477,262         624,703      5,858,282         --           569,325         --              62,002
   3,899,403        96,012         398,223        733,265        241,105       333,282        108,175        161,910
      --            --              --             --             --            11,607         14,343          3,060
      --            18,384          --             --             26,144         4,928          4,220         20,971
      34,477        17,591           9,919         20,431          9,303         8,938          8,964          9,431
------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
 828,318,570    97,935,844     183,737,625    481,913,129    231,495,959    57,908,155     29,216,494     75,979,846
------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------

      --            --              --             --             --            --                  4            408
      --            --              --             --             --            --             --             --
   5,733,144        50,339       2,222,943      9,169,166      4,087,560        56,315         36,723         38,005

      --           445,374       1,884,300      2,576,569         --           485,863        621,963         30,497

  64,669,752        --          11,832,150     59,556,546     37,965,617     9,878,515      5,870,467      6,520,234
     456,078        57,953         103,131        251,942        115,355        50,884         17,955         57,062
      66,474         8,585          15,042         36,546         17,029         2,080            917          2,723
      55,609           422          17,022         32,010          3,005         6,404             35            446
      99,636         7,679           5,421         20,302          4,390           639         10,197            812
      12,356         1,397           1,425          8,563            771         1,780          1,102          1,804
      41,717         6,622          10,731         25,991         11,131        10,644          6,546         12,264

       6,303           795           1,393          3,464          1,547           400            170            542

     220,655        31,871          51,658         73,345         48,943        16,322          3,003         12,934
------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
  71,361,724       611,037      16,145,216     71,754,444     42,255,348    10,509,846      6,569,082      6,677,731
------------   -----------    ------------   ------------   ------------   -----------    -----------    -----------
$756,956,846   $97,324,807    $167,592,409   $410,158,685   $189,240,611   $47,398,309    $22,647,412    $69,302,115
============   ===========    ============   ============   ============   ===========    ===========    ===========
$577,834,218   $87,075,105    $161,142,293   $448,798,822   $205,924,176   $67,982,742    $28,675,052    $69,032,117
============   ===========    ============   ============   ============   ===========    ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund            Fund            Bond Fund
                                           ------------    ------------    -----------     ------------    -----------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ........................   $305,678,058    $649,068,169    $48,280,845     $284,675,055    $60,454,882
    Repurchase Agreements  .............      3,389,000      18,285,000      1,453,000        7,854,000         --
                                           ------------    ------------    -----------     ------------    -----------
Total Investments  .....................    309,067,058     667,353,169     49,733,845      292,529,055     60,454,882
Cash  ..................................         13,394             981            610              886         --
Interest receivable  ...................      3,975,628       6,760,802      1,312,282        1,860,211        752,180
Receivable for investment securities
  sold  ................................         34,990          10,332         --               22,561         --
Receivable for Fund shares sold  .......        541,252         642,329         --              378,696         44,020
Unamortized organization costs  ........         --              --             21,777            2,330          3,007
Prepaid expenses and other assets  .....         12,898          25,504         20,308           17,172          5,742
Receivable from advisor  ...............         --              --             --               --             --
                                           ------------    ------------    -----------     ------------    -----------
    Total Assets  ......................    313,645,220     674,793,117     51,088,822      294,810,911     61,259,831
                                           ------------    ------------    -----------     ------------    -----------
LIABILITIES:
Payable for Fund shares redeemed  ......        339,952       1,730,552             10          319,126         41,000
Payable for investment securities
  purchased  ...........................        109,825          --             --               --             --
Payable upon return of securities
  loaned  ..............................     45,996,125      81,818,275        846,000           --             --
Dividends payable  .....................         --              --             --               --             --
Investment advisory fee payable  .......        109,105         241,804         21,084          120,344         24,982
Administration fee payable  ............         23,693          52,453          4,597           26,170          5,427
Shareholder servicing fees payable  ....          8,820          18,731             41           44,878         11,674
Distribution fees payable  .............          1,007          75,167            120            1,615            957
Transfer agent fee payable  ............          2,548          13,614          1,325            6,940         --
Custodian fees payable  ................         13,976          12,872         --               16,552          5,896
Accrued Trustees'/Directors' fees and
  expenses  ............................          2,408           4,567            374            2,214            453
Accrued expenses and other payables  ...         52,173          74,668          5,117           39,455         22,896
                                           ------------    ------------    -----------     ------------    -----------
    Total Liabilities  .................     46,659,632      84,042,703        878,668          577,294        113,285
                                           ------------    ------------    -----------     ------------    -----------
NET ASSETS  ............................   $266,985,588    $590,750,414    $50,210,154     $294,233,617    $61,146,546
                                           ============    ============    ===========     ============    ===========
Investments, at cost  ..................   $306,473,170    $663,754,250    $51,406,899     $284,495,760    $58,465,367
                                           ============    ============    ===========     ============    ===========

See Notes to Financial Statements.

                                                MONEY MARKET FUNDS
-------------------------------------------     ------------------------------------------------------------
                                                                                                Munder
Munder          Munder          Munder          Munder          Munder          Munder          U.S.
Tax-Free        Tax-Free        Short Term      Cash            Money           Tax-Free        Treasury
Bond            Intermediate    Treasury        Investment      Market          Money Market    Money Market
Fund            Bond Fund       Fund            Fund            Fund            Fund            Fund
------------    ------------    -----------     --------------  -----------     ------------    ------------
$197,961,900    $307,049,349    $47,341,255     $  926,775,131  $61,125,628     $301,118,091    $44,950,561
      --              --          1,131,528        149,239,788   18,487,060           --         42,119,796
------------    ------------    -----------     --------------  -----------     ------------    -----------
 197,961,900     307,049,349     48,472,783      1,076,014,919   79,612,688      301,118,091     87,070,357
      --              --              5,541            --            --                3,145              1
   3,433,890       5,158,395        392,803          2,526,801      337,852        2,509,783          9,499
      --              --             --                --            --            3,995,312         --
     110,510         210,262        222,000         60,172,070   14,485,160        2,802,494      2,142,922
       5,485          --             30,496            --             6,168           --             --
      14,020          17,743          9,655             42,976       13,148           14,394         12,686
      --              --              4,398            --            --               --             --
------------    ------------    -----------     --------------  -----------     ------------    -----------
 201,525,805     312,435,749     49,137,676      1,138,756,766   94,455,016      310,443,219     89,235,465
------------    ------------    -----------     --------------  -----------     ------------    -----------

      97,499          94,166         --                 34,513   10,210,330        1,618,818      1,569,356
      --              --             --                --            --           10,073,200         --
      --              --          9,998,555            --            --               --             --
      --              --             --              4,052,852       60,781          522,866        269,362
      82,882         128,449          8,539            321,662       29,518           87,237         23,728
      18,039          27,947          3,742             99,943        7,818           27,125          7,437
      39,909          60,763            174             83,441       --               24,527          5,008
         954           1,747            304             25,600        7,002           15,786          1,986
       5,899          10,804          1,652             26,376        4,137            8,174          6,736
      13,115          19,117          5,886             59,668       11,460           19,294         11,216
       1,527           2,376            388              8,869          763            2,533            292
      25,128          51,915          4,624            121,405       26,368           39,422         10,887
------------    ------------    -----------     --------------  -----------     ------------    -----------
     284,952         397,284     10,023,864          4,834,329   10,358,177       12,438,982      1,906,008
------------    ------------    -----------     --------------  -----------     ------------    -----------
$201,240,853    $312,038,465    $39,113,812     $1,133,922,437  $84,096,839     $298,004,237    $87,329,457
============    ============    ===========     ==============  ===========     ============    ===========
$187,379,462    $298,648,209    $48,387,001     $1,076,014,919  $79,612,688     $301,118,091    $87,070,357
============    ============    ===========     ==============  ===========     ============    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
-----------------------------------------------------------------------------

                               EQUITY FUNDS
                               -----------------------------------------------------------------------------------------------
                               Munder                      Munder                      Munder        Munder        Munder
                               Accelerating  Munder        Growth &      Munder        International Micro-Cap     Mid-Cap
                               Growth        Balanced      Income        Index 500     Equity        Equity        Growth
                               Fund          Fund          Fund          Fund          Fund          Fund          Fund
                               ------------  -----------   ------------  ------------  ------------  -----------   -----------
NET ASSETS consist of:
Undistributed net
  investment income/(loss)     $     --      $    --       $    136,706  $     --      $     41,238  $   --        $     --
Accumulated net realized
  gain/(loss) on investments
  sold, forward foreign
  exchange contracts,
  futures contracts and
  currency transactions  ...      6,047,205    1,558,866     28,427,157     4,770,399       822,932      862,849    (3,158,058)
Net unrealized
  appreciation/
  (depreciation) of
  investments, futures
  contracts, foreign
  currency and net other
  assets  ..................     41,742,198   15,452,149     53,850,036   256,194,954    46,141,644     (317,862)    2,215,053
Par value  .................         12,783        5,976         16,899        33,839        14,426       31,059        29,158
Paid-in capital in excess
  of par value  ............    107,826,327   63,551,003    181,811,834   566,838,942   170,272,455   52,039,093    32,367,046
                               ------------  -----------   ------------  ------------  ------------  -----------   -----------
                               $155,628,513  $80,567,994   $264,242,632  $827,838,134  $217,292,695  $52,615,139   $31,453,199
                               ============  ===========   ============  ============  ============  ===========   ===========
NET ASSETS:
Class A Shares  ............   $ 14,110,355  $   843,512   $  9,544,868  $205,659,774  $  6,263,843  $10,820,818   $   170,065
                               ============  ===========   ============  ============  ============  ===========   ===========
Class B Shares  ............   $  1,197,417  $   646,508   $  1,694,223  $132,783,105  $  1,121,306  $15,965,092   $   499,133
                               ============  ===========   ============  ============  ============  ===========   ===========
Class C Shares  ............   $    110,123  $   114,822   $  1,776,203  $     --      $  1,910,945  $ 7,441,289   $    98,178
                               ============  ===========   ============  ============  ============  ===========   ===========
Class K Shares  ............   $ 67,694,743  $31,747,823   $216,387,090  $168,638,809  $105,915,743  $ 3,050,443   $ 1,296,577
                               ============  ===========   ============  ============  ============  ===========   ===========
Class Y Shares  ............   $ 72,515,875  $47,215,329   $ 34,840,248  $320,756,446  $102,080,858  $15,337,497   $29,389,246
                               ============  ===========   ============  ============  ============  ===========   ===========
SHARES OUTSTANDING:
Class A Shares  ............      1,154,776       62,585        611,082     8,410,268       416,735      636,575        15,849
                               ============  ===========   ============  ============  ============  ===========   ===========
Class B Shares  ............        103,424       48,121        108,831     5,424,254        75,586      948,462        47,449
                               ============  ===========   ============  ============  ============  ===========   ===========
Class C Shares  ............          9,379        8,536        114,243        --           127,809      441,795         9,350
                               ============  ===========   ============  ============  ============  ===========   ===========
Class K Shares  ............      5,603,077    2,353,212     13,837,396     6,899,774     7,047,124      179,475       121,015
                               ============  ===========   ============  ============  ============  ===========   ===========
Class Y Shares  ............      5,912,736    3,503,834      2,227,712    13,104,753     6,758,850      899,571     2,722,139
                               ============  ===========   ============  ============  ============  ===========   ===========
CLASS A SHARES:
Net asset value and
  redemption price per
  share  ...................   $      12.22  $     13.48   $      15.62  $      24.45  $      15.03  $     17.00   $     10.73
                               ============  ===========   ============  ============  ============  ===========   ===========
Maximum sales charge  ......           5.50%        5.50%          5.50%         2.50%         5.50%        5.50%         5.50%
Maximum offering price per
  share  ...................   $      12.93  $     14.26   $      16.53  $      25.08  $      15.90  $     17.99   $     11.35
                               ============  ===========   ============  ============  ============  ===========   ===========
CLASS B SHARES:
Net asset value and
  offering price per share*    $      11.58  $     13.44   $      15.57  $      24.48  $      14.83  $     16.83   $     10.52
                               ============  ===========   ============  ============  ============  ===========   ===========
CLASS C SHARES:
Net asset value and
  offering price per share*    $      11.74  $     13.45   $      15.55           N/A  $      14.95  $     16.84   $     10.50
                               ============  ===========   ============  ============  ============  ===========   ===========
CLASS K SHARES:
Net asset value, offering
  price and redemption
  price per share  .........   $      12.08  $     13.49   $      15.64  $      24.44  $      15.03  $     17.00   $     10.71
                               ============  ===========   ============  ============  ============  ===========   ===========
CLASS Y SHARES:
Net asset value, offering
  price and redemption
  price per share  .........   $      12.26  $     13.48   $      15.64  $      24.48  $      15.10  $     17.05   $     10.80
                               ============  ===========   ============  ============  ============  ===========   ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
------------   -----------    ------------   ------------   ------------   ------------   -----------    -------------
$     --       $   138,196    $    126,140   $     --       $     14,983   $   (127,776)  $    (2,990)   $   (45,004)

  39,939,734     2,733,362       2,996,573     23,483,406     12,134,803     (6,321,583)      152,648       (363,987)

 246,132,950     7,527,798      21,371,262     26,477,512     25,100,638    (11,912,664)      402,291      6,455,891
     353,532        65,096         117,608         20,434        116,612         52,719        19,263         58,032
 470,530,630    86,860,355     142,980,826    360,177,333    151,873,575     65,707,613    22,076,200     63,197,183
------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------
$756,956,846   $97,324,807    $167,592,409   $410,158,685   $189,240,611   $ 47,398,309   $22,647,412    $69,302,115
============   ===========    ============   ============   ============   ============   ===========    ===========

$ 32,311,247   $ 4,098,947    $  6,473,525   $ 20,909,016   $  5,763,302   $    632,396   $ 4,984,406    $ 1,600,972
============   ===========    ============   ============   ============   ============   ===========    ===========
$102,699,777   $ 6,956,180    $  3,237,102   $ 14,013,004   $  2,308,743   $    511,306   $ 8,664,011    $   590,815
============   ===========    ============   ============   ============   ============   ===========    ===========
$ 14,411,244   $ 1,513,474    $  1,931,696   $  6,319,174   $  1,179,335   $    131,920   $ 3,377,936    $   196,279
============   ===========    ============   ============   ============   ============   ===========    ===========
$275,378,271   $ 2,144,771    $ 84,699,115   $159,836,647   $ 14,754,252   $ 31,790,335   $   163,179    $ 2,270,983
============   ===========    ============   ============   ============   ============   ===========    ===========
$332,156,307   $82,611,435    $ 71,250,971   $209,080,844   $165,234,979   $ 14,332,352   $ 5,457,880    $64,643,066
============   ===========    ============   ============   ============   ============   ===========    ===========

   1,505,545       274,411         454,645      1,047,347        356,067         70,348       421,715        134,290
============   ===========    ============   ============   ============   ============   ===========    ===========
   4,962,318       465,864         228,123        731,439        143,289         57,126       740,897         49,938
============   ===========    ============   ============   ============   ============   ===========    ===========
     695,330       101,061         136,214        324,735         73,287         14,729       288,849         16,554
============   ===========    ============   ============   ============   ============   ===========    ===========
  12,857,426       143,541       5,943,364      8,008,767        910,418      3,536,889        13,823        190,487
============   ===========    ============   ============   ============   ============   ===========    ===========
  15,332,572     5,524,754       4,998,460     10,322,143     10,178,167      1,592,849       461,022      5,411,914
============   ===========    ============   ============   ============   ============   ===========    ===========

$      21.46   $     14.94    $      14.24   $      19.96   $      16.19   $       8.99   $     11.82    $     11.92
============   ===========    ============   ============   ============   ============   ===========    ===========
        5.50%         5.50%           5.50%          5.50%          5.50%          5.50%         5.50%          5.50%
$      22.71   $     15.81    $      15.07   $      21.12   $      17.13   $       9.51   $     12.51    $     12.61
============   ===========    ============   ============   ============   ============   ===========    ===========

$      20.70   $     14.93    $      14.19   $      19.16   $      16.11   $       8.95   $     11.69    $     11.83
============   ===========    ============   ============   ============   ============   ===========    ===========

$      20.73   $     14.98    $      14.18   $      19.46   $      16.09   $       8.96   $     11.69    $     11.86
============   ===========    ============   ============   ============   ============   ===========    ===========

$      21.42   $     14.94    $      14.25   $      19.96   $      16.21   $       8.99   $     11.80    $     11.92
============   ===========    ============   ============   ============   ============   ===========    ===========

$      21.66   $     14.95    $      14.25   $      20.26   $      16.23   $       9.00   $     11.84    $     11.94
============   ===========    ============   ============   ============   ============   ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           -------------------------------------------------------------------------------
                                                                                                               Munder
                                                            Munder           Munder           Munder U.S.      Michigan
                                           Munder           Intermediate     International    Government       Triple
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------------     ------------     -----------      ------------     -----------
NET ASSETS consist of:
Undistributed (distributed in excess
  of) net investment income  ...........   $     43,986     $    669,522     $    --          $   (231,084)    $    48,865
Accumulated net realized gain/(loss) on
  investments sold  ....................       (945,129)     (20,088,601)        626,771           330,239         738,982
Net unrealized
  appreciation/(depreciation) of
  investments and foreign currency
  transactions  ........................      2,593,888        3,598,919      (1,686,664)        8,033,295       1,989,515
Par value  .............................         26,719           62,190          51,852            28,341           6,080
Paid-in capital in excess of par value      265,266,124      606,508,384      51,218,195       286,072,826      58,363,104
                                           ============     ============     ===========      ============     ===========
                                           $266,985,588     $590,750,414     $50,210,154      $294,233,617     $61,146,546
                                           ============     ============     ===========      ============     ===========
NET ASSETS:
Class A Shares  ........................   $  1,529,337     $  7,386,786     $   160,057      $  2,597,621     $ 1,855,033
                                           ============     ============     ===========      ============     ===========
Class B Shares  ........................   $    684,589     $    598,412     $   106,897      $    969,764     $   629,096
                                           ============     ============     ===========      ============     ===========
Class C Shares  ........................   $     63,447     $     69,582     $    31,467      $    100,736     $    77,689
                                           ============     ============     ===========      ============     ===========
Class K Shares  ........................   $ 43,280,884     $355,839,841     $    77,402      $219,723,572     $57,574,006
                                           ============     ============     ===========      ============     ===========
Class Y Shares  ........................   $221,427,331     $226,855,793     $49,834,331      $ 70,841,924     $ 1,010,722
                                           ============     ============     ===========      ============     ===========
SHARES OUTSTANDING:
Class A Shares  ........................        153,091          776,851          16,563           250,317         184,476
                                           ============     ============     ===========      ============     ===========
Class B Shares  ........................         68,560           63,062          11,067            93,434          62,547
                                           ============     ============     ===========      ============     ===========
Class C Shares  ........................          6,326            7,325           3,235             9,710           7,732
                                           ============     ============     ===========      ============     ===========
Class K Shares  ........................      4,332,244       37,464,099           8,003        21,162,675       5,724,749
                                           ============     ============     ===========      ============     ===========
Class Y Shares  ........................     22,159,244       23,878,728       5,146,333         6,824,386         100,435
                                           ============     ============     ===========      ============     ===========
CLASS A SHARES:
Net asset value and redemption price
  per share  ...........................   $       9.99     $       9.51     $      9.66      $      10.38     $     10.06
                                           ============     ============     ===========      ============     ===========
Maximum sales charge  ..................           4.00%            4.00%           4.00%             4.00%           4.00%
Maximum offering price per share  ......   $      10.41     $       9.91     $     10.06      $      10.81     $     10.48
                                           ============     ============     ===========      ============     ===========
CLASS B SHARES:
Net asset value and offering price per
  share*  ..............................   $       9.99     $       9.49     $      9.66      $      10.38     $     10.06
                                           ============     ============     ===========      ============     ===========
CLASS C SHARES:
Net asset value and offering price per
  share*  ..............................   $      10.03     $       9.50     $      9.73      $      10.37     $     10.05
                                           ============     ============     ===========      ============     ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  ..........   $       9.99     $       9.50     $      9.67      $      10.38     $     10.06
                                           ============     ============     ===========      ============     ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  ..........   $       9.99     $       9.50     $      9.68      $      10.38     $     10.06
                                           ============     ============     ===========      ============     ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.

                                                   MONEY MARKET FUNDS
---------------------------------------------      ----------------------------------------------------------------
Munder           Munder           Munder           Munder           Munder           Munder           Munder
Tax-Free         Tax-Free         Short Term       Cash             Money            Tax-Free         U.S. Treasury
Bond             Intermediate     Treasury         Investment       Market           Money Market     Money Market
Fund             Bond Fund        Fund             Fund             Fund             Fund             Fund
------------     ------------     -----------      --------------   -----------      ------------     -------------
$    167,194     $    226,528     $    53,493      $      --        $    --          $     --         $    --
$  4,296,663        1,249,900         151,822              (4,951)          303          (135,332)         41,582

  10,582,438        8,401,140          85,782             --             --                --              --
      18,735           29,822          38,923           1,133,925       840,975           298,096          87,288
 186,175,823      302,131,075      38,783,792       1,132,793,463    83,255,561       297,841,473      87,200,587
============     ============     ===========      ==============   ===========      ============     ===========
$201,240,853     $312,038,465     $39,113,812      $1,133,922,437   $84,096,839      $298,004,237     $87,329,457
============     ============     ===========      ==============   ===========      ============     ===========

$  2,510,495     $  6,554,210          --          $  133,662,953   $14,749,493      $ 72,007,055     $ 8,645,520
============     ============     ===========      ==============   ===========      ============     ===========
$    489,511     $    464,813          --                 --        $   657,773            --              --
============     ============     ===========      ==============   ===========      ============     ===========
$     41,320          --               --                 --        $       854            --              --
============     ============     ===========      ==============   ===========      ============     ===========
$194,076,570     $295,600,697     $   647,937      $  672,841,992        --          $205,599,869     $41,247,001
============     ============     ===========      ==============   ===========      ============     ===========
$  4,122,957     $  9,418,745     $38,465,875      $  327,417,492   $68,688,719      $ 20,397,313     $37,436,936
============     ============     ===========      ==============   ===========      ============     ===========

     234,030          626,441          --             133,658,920    14,748,826        71,992,417       8,643,842
============     ============     ===========      ==============   ===========      ============     ===========
      45,580           44,481          --                 --            657,783            --              --
============     ============     ===========      ==============   ===========      ============     ===========
       3,850           --              --                 --                853            --              --
============     ============     ===========      ==============   ===========      ============     ===========
  18,067,230       28,251,666          64,506         672,846,039        --           205,694,954      41,230,416
============     ============     ===========      ==============   ===========      ============     ===========
     384,081          899,798       3,827,776         327,419,991    68,690,026        20,408,608      37,413,617
============     ============     ===========      ==============   ===========      ============     ===========

$      10.73     $      10.46            N/A       $         1.00   $      1.00      $       1.00     $      1.00
============     ============     ===========      ==============   ===========      ============     ===========
        4.00%            4.00%          --               --              --               --               --
$      11.18     $      10.90            N/A       $         1.00   $      1.00      $       1.00     $      1.00
============     ============     ===========      ==============   ===========      ============     ===========

$      10.74     $      10.45            N/A                 N/A    $      1.00              N/A             N/A
============     ============     ===========      ==============   ===========      ============     ===========

$      10.73             N/A             N/A                 N/A    $      1.00              N/A             N/A
============     ============     ===========      ==============   ===========      ============     ===========

$      10.74     $      10.46     $     10.04      $         1.00          N/A       $       1.00     $      1.00
============     ============     ===========      ==============   ===========      ============     ===========

$      10.73     $      10.47     $     10.05      $         1.00   $      1.00      $       1.00     $      1.00
============     ============     ===========      ==============   ===========      ============     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                               EQUITY FUNDS
                               ------------------------------------------------------------------------------------------------
                               Munder                      Munder                      Munder        Munder        Munder
                               Accelerating  Munder        Growth &      Munder        International Micro-Cap     Mid-Cap
                               Growth        Balanced      Income        Index 500     Equity        Equity        Growth
                               Fund          Fund          Fund          Fund          Fund          Fund          Fund
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
INVESTMENT INCOME:
Interest  ..................   $  1,651,833  $ 2,560,806   $ 1,033,585   $  1,735,786  $   174,708   $  111,478    $   122,840
Dividends (a)  .............      1,043,310      331,025     6,505,691      9,892,517    4,748,590       58,776        160,724
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
      Total investment
        income  ............      2,695,143    2,891,831     7,539,276     11,628,303    4,923,298      170,254        283,564
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
EXPENSES:
Distribution and shareholder
 servicing fees:
  Class A Shares  ..........         28,721        1,274        14,520        140,154       15,618       14,218            304
  Class B Shares  ..........          6,266        3,890        10,447        421,479       11,221       81,387          4,143
  Class C Shares  ..........          1,715          880         7,781         --           23,594       42,988          1,018
Shareholder servicing fees:
  Class K Shares  ..........        191,096       60,426       536,623        294,622      274,391        4,515          3,180
Investment advisory fee  ...      1,451,332      524,133     1,900,685        884,003    1,628,425      304,989        280,117
Administration fee  ........        211,021       87,730       275,781        717,314      236,457       32,971         41,204
Transfer agent fee  ........         46,425       20,332        59,606        143,780       53,237        5,853          8,996
Custodian fees  ............         42,667       35,795        54,753        175,385      190,761       29,740         18,071
Legal and audit fees  ......         16,397        6,675        19,993         49,492       16,850        2,700          3,685
Trustees'/Directors' fees
  and expenses  ............          7,798        3,120         9,620         24,731        8,556        1,021          1,436
Amortization of
  organization costs  ......         --            3,472         1,821         --           --            --            12,748
Registration and filing
  fees  ....................         40,806       33,447           734         71,449       24,004       74,182         36,942
Other  .....................         18,388       29,194        69,990        243,825       --           14,458          7,167
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
      Total Expenses  ......      2,062,632      810,368     2,962,354      3,166,234    2,483,114      609,022        419,011
Fees waived and/or expenses
  reimbursed by investment
  advisor  .................         --           --            --           (421,846)      --          (75,264)        --
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
      Net Expenses  ........      2,062,632      810,368     2,962,354      2,744,388    2,483,114      533,758        419,011
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
NET INVESTMENT
  INCOME/(LOSS)  ...........        632,511    2,081,463     4,576,922      8,883,915    2,440,184     (363,504)      (135,447)
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss)
  from:
  Security transactions  ...     40,912,735    5,703,535    47,077,678     27,085,998   12,322,142    2,381,269     (1,798,495)
  Forward foreign exchange
    contracts  .............         --           --            --             --           57,170        --            --
  Futures contracts  .......        768,121       --            --          6,247,609       --            --            --
  Foreign currency
    transactions  ..........         --           --            --             --          (24,248)       --            --
Net change in unrealized
  appreciation/
  (depreciation) of:
  Securities  ..............    (11,619,358)   4,433,170       306,124    128,755,189   (6,537,712)    (836,028)     2,273,336
  Forward foreign exchange
    contracts  .............         --           --            --             --             (366)       --            --
  Futures contracts  .......        (32,047)      --            --            975,202       --            --            --
  Foreign currency and net
    other assets  ..........         --           --            --             --          (36,758)       --            --
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
Net realized and unrealized
  gain/(loss) on
  investments  .............     30,029,451   10,136,705    47,383,802    163,063,998    5,780,228    1,545,241        474,841
                               ------------  -----------   -----------   ------------  -----------   ----------    -----------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS  ..............   $ 30,661,962  $12,218,168   $51,960,724   $171,947,913  $ 8,220,412   $1,181,737    $   339,394
                               ============  ===========   ===========   ============  ===========   ==========    ===========

----------------
(a) Net of foreign withholding taxes of $4,878, $170, $17,771, $40,506, $524,286, $547, $8,373, $59,769, $303, $102,442 for Munder Accelerating
    Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Mid-Cap Growth Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
------------   -----------    -----------    ------------   -----------    ------------   ---------      -------------
$  2,239,887   $   240,705    $   682,023    $  1,944,850   $   567,273    $    380,207   $  49,485      $  159,797
   5,749,193     4,259,723      1,825,490         600,695     2,093,032         872,177      10,294         785,443
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------
   7,989,080     4,500,428      2,507,513       2,545,545     2,660,305       1,252,384      59,779         945,240
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

      55,691         6,769         10,714          59,251        10,919           1,804       7,066           3,287
     942,437        63,758         15,054         107,506        15,819           4,169      42,842           2,170
     112,333        10,810          9,109          51,322         8,593             448      20,953           1,303

     653,866         4,803        185,810         408,472        28,712          72,455         354           4,898
   6,169,411       612,857      1,028,013       3,045,349     1,066,142         554,427     143,897         516,840
     718,057        90,009        148,876         441,430       156,491          23,218      12,564          26,065
     112,434        18,399         29,217          90,718        29,402          41,703      39,008          42,783
     128,255        22,998         38,395          95,006        37,729         118,440      29,417         120,297
      52,618         7,195         11,366          32,467        12,006           4,398       1,010           7,288
      24,872         3,066          4,960          15,386         5,249           1,568         495           1,852
      49,319        14,634         --              --            12,490           1,403       1,202           5,967
      57,419        41,469         82,420          59,600        56,968          83,303      72,252          79,089
     213,913        46,071         55,054          82,218        47,279           9,810       9,881          14,204
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------
   9,290,625       942,838      1,618,988       4,488,725     1,487,799         917,146     380,941         826,043

  (1,214,795)       --             --              --            --            (110,473)   (112,541)       (105,456)
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------
   8,075,830       942,838      1,618,988       4,488,725     1,487,799         806,673     268,400         720,587
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

     (86,750)    3,557,590        888,525      (1,943,180)    1,172,506         445,711    (208,621)        224,653
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

  57,519,549     3,087,322      8,250,295      85,835,208    16,249,019      (5,353,851)    265,847        (130,226)
      --            --             --              --            --            (256,636)     (4,811)       (206,619)
      --            --             --             437,814        --              --           --              --
      --            --             --              --            --            (180,697)       (462)       (120,453)

  88,892,683    (1,828,364)    14,588,947     (38,336,774)   13,817,760     (12,921,833)    100,039       3,758,640
      --            --             --              --            --              (6,325)         (4)            920
      --            --             --              --            --              --           --              --

      --            --             --              --                (8)            (68)         17          (1,071)
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

 146,412,232     1,258,958     22,839,242      47,936,248    30,066,771     (18,719,410)    360,626       3,301,191
------------   -----------    -----------    ------------   -----------    ------------   ---------      ----------

$146,325,482   $ 4,816,548    $23,727,767    $ 45,993,068   $31,239,277    $(18,273,699)  $ 152,005      $3,525,844
============   ===========    ===========    ============   ===========    ============   =========      ==========

See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           --------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund            Fund            Bond Fund
                                           -----------     -----------     -----------     -----------     ----------
INVESTMENT INCOME:
Interest (Net of foreign withholding
  taxes of $4,051 for the Munder
  International Bond Fund)  ............   $15,400,968     $37,139,149     $ 2,352,045     $19,247,109     $2,758,750
                                           -----------     -----------     -----------     -----------     ----------
         Total investment income  ......    15,400,968      37,139,149       2,352,045      19,247,109      2,758,750
                                           -----------     -----------     -----------     -----------     ----------
EXPENSES:
Distribution and shareholder
 servicing fees:
   Class A Shares  .....................         2,735          17,654             400           6,581          2,067
   Class B Shares  .....................         6,329           5,683             401          12,408          4,234
   Class C Shares  .....................         1,545           1,584               2             268            747
Shareholder servicing fees:
   Class K Shares  .....................       100,081         872,005             213         529,016        125,750
Investment advisory fee  ...............     1,116,093       2,770,357         253,258       1,386,132        261,589
Administration fee  ....................       242,096         602,338          55,142         301,528         56,871
Transfer agent fee  ....................        49,285         126,482          11,595          63,022         14,123
Custodian fees  ........................        57,308         115,672          32,676          63,432         22,431
Legal and audit fees  ..................        18,828          46,313           4,363          22,503          4,561
Trustees'/Directors' fees and expenses           8,266          21,139           1,963          10,605          1,977
Amortization of organization costs  ....        --              --               6,506           2,323          4,480
Registration and filing fees  ..........        51,810          53,024          35,335          41,218          3,221
Other  .................................        52,466          59,458          36,305          18,540         11,835
                                           -----------     -----------     -----------     -----------     ----------
         Total Expenses  ...............     1,706,842       4,691,709         438,159       2,457,576        513,886
Expenses reimbursed by investment
  advisor  .............................        --              --              --              --              --
                                           -----------     -----------     -----------     -----------     ----------
         Net Expenses  .................     1,706,842       4,691,709         438,159       2,457,576        513,886
                                           -----------     -----------     -----------     -----------     ----------
NET INVESTMENT INCOME  .................    13,694,126      32,447,440       1,913,886      16,789,533      2,244,864
                                           -----------     -----------     -----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions  ..............     4,728,659       3,685,329         392,077       1,108,248        863,725
   Forward foreign exchange contracts  .        --              --            (412,479)         --              --
   Foreign currency transactions  ......        --              --            (105,031)         --              --
Net change in unrealized
 appreciation/(depreciation) of:
   Securities  .........................     3,308,753       5,213,246      (1,177,137)      7,657,342      1,255,741
   Foreign currency and net other
      assets  ..........................        --              --             (10,006)         --              --
                                           -----------     -----------     -----------     -----------     ----------
Net realized and unrealized gain/(loss)
  on investments  ......................     8,037,412       8,898,575      (1,312,576)      8,765,590      2,119,466
                                           -----------     -----------     -----------     -----------     ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS  .....................   $21,731,538     $41,346,015     $   601,310     $25,555,123     $4,364,330
                                           ===========     ===========     ===========     ===========     ==========

See Notes to Financial Statements.

                                                MONEY MARKET FUNDS
-------------------------------------------     ------------------------------------------------------------
                                                                                                Munder
Munder          Munder          Munder          Munder          Munder          Munder          U.S.
Tax-Free        Tax-Free        Short Term      Cash            Money           Tax-Free        Treasury
Bond            Intermediate    Treasury        Investment      Market          Money Market    Money Market
Fund            Bond Fund       Fund            Fund            Fund            Fund            Fund
-----------     -----------     ----------      -----------     ----------      -----------     ----------
$11,245,567     $15,453,185     $3,126,237      $60,933,702     $6,447,256      $11,109,505     $7,363,710
-----------     -----------     ----------      -----------     ----------      -----------     ----------
 11,245,567      15,453,185      3,126,237       60,933,702      6,447,256       11,109,505      7,363,710
-----------     -----------     ----------      -----------     ----------      -----------     ----------

      7,966          17,556             11          269,773         31,560          154,996         18,269
      3,552           3,575          1,848           --              7,386           --              --
        396          --                159           --             13,170           --              --

    489,719         732,249            822          986,832          --             322,637         71,106
  1,017,292       1,542,255        135,827        3,750,786        454,600        1,075,987        470,094
    221,395         335,604         59,153        1,165,241        124,307          334,308        147,118
     48,341          70,842         13,219          202,712         26,733           69,924         34,685
     49,737          71,364         16,613          175,061         31,744           61,253         48,135
     16,982          26,034          3,517           90,485          8,635           26,085         11,842
      7,869          11,906          2,129           41,029          4,613           11,750          5,874
      5,474          --              8,295           --             35,832           --              --
     18,651          38,749         67,298           42,570         24,007           32,482         25,245
     --              22,515         37,565           37,202         20,728           38,750         16,233
-----------     -----------     ----------      -----------     ----------      -----------     ----------
  1,887,374       2,872,649        346,456        6,761,691        783,315        2,128,172        848,601
     --              --            (62,711)          --              --              --              --
-----------     -----------     ----------      -----------     ----------      -----------     ----------
  1,887,374       2,872,649        283,745        6,761,691        783,315        2,128,172        848,601
-----------     -----------     ----------      -----------     ----------      -----------     ----------
  9,358,193      12,580,536      2,842,492       54,172,011      5,663,941        8,981,333      6,515,109
-----------     -----------     ----------      -----------     ----------      -----------     ----------

  5,702,590       1,939,378        201,568           --              --              20,202            350
     --              --              --              --              --              --              --
     --              --              --              --              --              --              --

  1,457,881       1,683,215         38,061           --              --              --              --
     --              --              --              --              --              --              --
-----------     -----------     ----------      -----------     ----------      -----------     ----------
  7,160,471       3,622,593        239,629           --              --              20,202            350
-----------     -----------     ----------      -----------     ----------      -----------     ----------

$16,518,664     $16,203,129     $3,082,121      $54,172,011     $5,663,941      $ 9,001,535     $6,515,459
===========     ===========     ==========      ===========     ==========      ===========     ==========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                               EQUITY FUNDS
                               ------------------------------------------------------------------------------------------------
                               Munder                      Munder                      Munder        Munder        Munder
                               Accelerating  Munder        Growth &      Munder        International Micro-Cap     Mid-Cap
                               Growth        Balanced      Income        Index 500     Equity        Equity        Growth
                               Fund          Fund          Fund          Fund          Fund          Fund          Fund
                               ------------  ------------  ------------  ------------  ------------  -----------   ------------
Net investment
  income/(loss)  ...........   $    632,511  $  2,081,463  $  4,576,922  $  8,883,915  $  2,440,184  $  (363,504)  $  (135,447)
Net realized gain/(loss) on
  investments sold  ........     41,680,856     5,703,535    47,077,678    33,333,607    12,355,064    2,381,269    (1,798,495)
Net change in unrealized
  appreciation/(depreciation)
  of investments  ..........    (11,651,405)    4,433,170       306,124   129,730,391    (6,574,836)    (836,028)    2,273,336
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
Net increase/(decrease) in
  net assets resulting from
  operations  ..............     30,661,962    12,218,168    51,960,724   171,947,913     8,220,412    1,181,737       339,394
Dividends to shareholders
  from net investment
  income:
    Class A Shares  ........        (37,839)      (12,304)     (105,754)   (1,934,743)      (81,341)      --            --
    Class B Shares  ........         --            (7,042)      (10,894)     (841,512)       (7,796)      --            --
    Class C Shares  ........         --            (1,440)       (8,114)       --           (14,540)      --            --
    Class K Shares  ........       (174,388)     (640,005)   (3,798,603)   (1,499,498)   (1,386,400)      --            --
    Class Y Shares  ........       (400,939)   (1,397,675)     (639,004)   (4,498,789)   (1,473,592)      --            (2,147)
Distributions to shareholders
  from net realized gains:
    Class A Shares  ........     (1,509,306)      (34,027)     (709,636)  (10,783,436)     (421,143)    (200,426)         (363)
    Class B Shares  ........       (102,109)      (27,885)     (130,526)   (7,428,003)      (73,900)    (284,509)       (1,977)
    Class C Shares  ........        (53,814)       (7,200)      (71,978)       --          (146,699)    (166,726)         (358)
    Class K Shares  ........    (23,723,055)   (2,572,553)  (33,747,169)  (10,764,825)   (7,243,743)     (55,740)       (5,084)
    Class Y Shares  ........    (28,991,871)   (4,287,718)   (4,561,542)  (24,608,492)   (6,435,614)    (388,128)     (159,389)
Distributions to
  shareholders in excess of
  realized gains:
    Class A Shares  ........         --            --            --            --            --           --            (1,739)
    Class B Shares  ........         --            --            --            --            --           --            (9,457)
    Class C Shares  ........         --            --            --            --            --           --            (1,712)
    Class K Shares  ........         --            --            --            --            --           --           (24,324)
    Class Y Shares  ........         --            --            --            --            --           --          (762,616)
Net increase/(decrease) in
  net assets from Fund
  share transactions:
    Class A Shares  ........      5,501,397       440,063     5,491,229    93,474,978      (176,367)  10,885,938       102,936
    Class B Shares  ........        577,084       432,175     1,022,079    55,275,429        21,870   15,922,896       425,792
    Class C Shares  ........       (142,089)       39,185     1,002,578        --          (393,285)   7,605,168       (20,022)
    Class K Shares  ........     (5,346,188)   25,358,644    (2,599,559)   88,663,914   (24,045,346)   2,744,686       146,421
    Class Y Shares  ........    (69,450,336)  (26,488,592)    3,990,672   (69,550,686)   (2,594,187)  12,155,073     6,576,194
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
Net increase/(decrease) in
  net assets  ..............    (93,191,491)    3,011,794    17,084,503   277,452,250   (36,251,671)  49,399,969     6,601,549
NET ASSETS:
Beginning of period  .......    248,820,004    77,556,200   247,158,129   550,385,884   253,544,366    3,215,170    24,851,650
                               ------------  ------------  ------------  ------------  ------------  -----------   -----------
End of period  .............   $155,628,513  $ 80,567,994  $264,242,632  $827,838,134  $217,292,695  $52,615,139   $31,453,199
                               ============  ============  ============  ============  ============  ===========   ===========
Undistributed net
  investment income/(loss)     $     --      $     --      $    136,706  $     --      $     41,238  $    --       $     --
                               ============  ============  ============  ============  ============  ===========   ===========

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
------------   -----------    ------------   ------------   ------------   ------------   -----------    -------------
$    (86,750)  $ 3,557,590    $    888,525   $ (1,943,180)  $  1,172,506   $    445,711   $  (208,621)   $   224,653

  57,519,549     3,087,322       8,250,295     86,273,022     16,249,019     (5,791,184)      260,574       (457,298)

  88,892,683    (1,828,364)     14,588,947    (38,336,774)    13,817,752    (12,928,226)      100,052      3,758,489
------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------

 146,325,482     4,816,548      23,727,767     45,993,068     31,239,277    (18,273,699)      152,005      3,525,844

     (12,065)     (108,959)        (26,178)        --            (36,542)        (2,697)       --             (2,066)
      --          (212,532)         --             --               (743)           (61)       --             --
      --           (36,424)         --             --               (382)            (4)       --             --
    (162,310)      (76,887)       (330,560)        --            (64,557)      (133,371)       --             (2,557)
    (367,945)   (2,999,226)       (414,148)        --         (1,079,848)       (92,010)       --           (122,744)

    (911,264)      (20,080)        (98,858)    (2,406,705)      (155,490)        (2,952)       --             (2,543)
  (4,381,717)      (57,106)        (46,471)    (1,802,093)      (102,547)        (1,902)       --               (423)
    (510,812)       (9,143)        (31,704)      (739,949)       (52,647)          (125)       --               (155)
 (12,258,369)      (17,626)     (3,173,416)   (29,901,527)      (709,652)      (141,436)       --             (3,147)
 (13,781,279)     (626,049)     (2,414,775)   (37,145,834)    (8,345,671)       (69,616)       --           (100,609)

      --            --              --             --             --            (11,999)       --             (1,338)
      --            --              --             --             --             (7,730)       --               (222)
      --            --              --             --             --               (510)       --                (81)
      --            --              --             --             --           (574,853)       --             (1,657)
      --            --              --             --             --           (282,947)       --            (52,964)

  11,650,530     2,724,813       4,300,790      1,838,033      2,771,389        330,315     4,350,716        420,739
   2,131,348     2,284,249       2,782,374      9,490,901      1,157,493        584,974     7,733,693        442,098
   3,287,255     1,003,579       1,717,806      4,338,208        543,586        133,643     3,228,224         83,236
  (7,678,546)      617,619      23,335,289     19,006,863      5,094,370     40,278,768        37,061        936,727
 109,458,384    33,785,992      47,491,052     76,298,503     67,989,812     15,732,843     3,049,654     37,971,159
------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------

 232,788,692    41,068,768      96,818,968     84,969,468     98,247,848     37,464,631    18,551,353     43,089,297

 524,168,154    56,256,039      70,773,441    325,189,217     90,992,763      9,933,678     4,096,059     26,212,818
------------   -----------    ------------   ------------   ------------   ------------   -----------    -----------
$756,956,846   $97,324,807    $167,592,409   $410,158,685   $189,240,611   $ 47,398,309   $22,647,412    $69,302,115
============   ===========    ============   ============   ============   ============   ===========    ===========

$    --        $   138,196    $    126,140   $    --        $     14,983   $   (127,776)  $    (2,990)   $   (45,004)
============   ===========    ============   ============   ============   ============   ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                      INCOME FUNDS
                                      -------------------------------------------------------------------------------
                                                                                                          Munder
                                                       Munder           Munder           Munder U.S.      Michigan
                                      Munder           Intermediate     International    Government       Triple
                                      Bond             Bond             Bond             Income           Tax-Free
                                      Fund             Fund             Fund             Fund             Bond Fund
                                      ------------     ------------     -----------      ------------     -----------
Net investment income  ............   $ 13,694,126     $ 32,447,440     $ 1,913,886      $ 16,789,533     $ 2,244,864
Net realized gain/(loss) on
  investments sold  ...............      4,728,659        3,685,329        (125,433)        1,108,248         863,725
Net change in unrealized
  appreciation/(depreciation) of
  investments  ....................      3,308,753        5,213,246      (1,187,143)        7,657,342       1,255,741
                                      ------------     ------------     -----------      ------------     -----------
Net increase in net assets
  resulting from operations  ......     21,731,538       41,346,015         601,310        25,555,123       4,364,330
Dividends to shareholders from
  net investment income:
  Class A Shares  .................        (64,993)        (392,003)         (3,591)         (153,757)        (36,612)
  Class B Shares  .................        (32,649)         (27,600)           (460)          (63,433)        (14,966)
  Class C Shares  .................         (9,081)          (7,222)            (25)           (1,531)         (2,693)
  Class K Shares  .................     (2,309,105)     (19,688,059)         (1,948)      (12,468,287)     (2,120,313)
  Class Y Shares  .................    (10,967,327)     (11,705,695)     (1,217,193)       (3,797,610)        (30,979)
Distributions to shareholders from
  net realized gains:
  Class A Shares  .................         --               --                (260)          (18,534)           (923)
  Class B Shares  .................         --               --                 (36)           (6,556)           (661)
  Class C Shares  .................         --               --              --                  (120)           (164)
  Class K Shares  .................         --               --                (147)       (1,148,408)        (87,429)
  Class Y Shares  .................         --               --             (82,339)         (329,997)         (1,099)
Net increase/(decrease) in net
  assets from Fund share
  transactions:
  Class A Shares  .................        674,212        1,201,962          (5,296)        1,322,725       1,288,395
  Class B Shares  .................        100,737          125,196          86,442          (667,713)        301,399
  Class C Shares  .................         15,087             (872)         31,759            90,138         (16,409)
  Class K Shares  .................      6,660,251       24,345,882         (23,235)       19,461,225      12,267,002
  Class Y Shares  .................    101,272,269       61,989,285      (1,144,971)       14,050,826         332,242
                                      ------------     ------------     -----------      ------------     -----------
Net increase/(decrease) in net
  assets  .........................    117,070,939       97,186,889      (1,759,990)       41,824,091      16,241,120
NET ASSETS:
Beginning of period  ..............    149,914,649      493,563,525      51,970,144       252,409,526      44,905,426
                                      ------------     ------------     -----------      ------------     -----------
End of period  ....................   $266,985,588     $590,750,414     $50,210,154      $294,233,617     $61,146,546
                                      ============     ============     ===========      ============     ===========
Undistributed (distribution in
  excess of) net investment income    $     43,986     $    669,522     $    --          $   (231,084)    $    48,865
                                      ============     ============     ===========      ============     ===========

See Notes to Financial Statements.

                                                MONEY MARKET FUNDS
--------------------------------------------    -------------------------------------------------------------
                                                                                                Munder
Munder          Munder          Munder          Munder          Munder          Munder          U.S.
Tax-Free        Tax-Free        Short Term      Cash            Money           Tax-Free        Treasury
Bond            Intermediate    Treasury        Investment      Market          Money Market    Money Market
Fund            Bond Fund       Fund            Fund            Fund            Fund            Fund
------------    ------------    ------------    --------------  ------------    ------------    -------------
$  9,358,193    $ 12,580,536    $  2,842,492    $   54,172,011  $  5,663,941    $  8,981,333    $   6,515,109
   5,702,590       1,939,378         201,568           --             --              20,202              350

   1,457,881       1,683,215          38,061           --             --              --              --
------------    ------------    ------------    --------------  ------------    ------------    -------------
  16,518,664      16,203,129       3,082,121        54,172,011     5,663,941       9,001,535        6,515,459

    (144,258)       (281,249)           (257)       (5,145,981)     (451,160)     (1,749,355)        (338,938)
     (13,876)        (11,775)         (8,373)          --            (27,058)         --              --
      (1,537)         --                (644)          --            (52,154)         --              --
  (8,900,093)    (11,750,608)        (16,037)      (33,090,514)       --          (6,299,298)      (2,253,812)
    (190,299)       (343,586)     (2,785,706)      (15,935,516)   (5,133,569)       (932,680)      (3,922,359)

     (62,615)        (62,353)         --               --             --              --              --
      (5,007)         (3,013)            (44)          --             --              --              --
        (599)         --                  (4)          --             --              --              --
  (2,947,365)     (2,377,413)         --               --             --              --              --
     (59,887)        (61,867)        (16,152)          --             --              --              --

     (51,267)        309,819              58        37,467,530    11,093,345      66,785,667        3,325,188
     245,213         191,703         (33,215)          --            206,444          --              --
      40,861          --                 (95)          --         (1,754,337)         --              --
    (202,350)     10,713,073        (780,314)       72,985,200        --         (21,186,744)        (640,511)
      96,749       1,874,706     (10,842,113)       47,992,725   (55,930,785)     (2,552,382)    (196,101,274)
------------    ------------    ------------    --------------  ------------    ------------    -------------
   4,322,334      14,400,566     (11,400,775)      158,445,455   (46,385,333)     43,066,743     (193,416,247)

 196,918,519     297,637,899      50,514,587       975,476,982   130,482,172     254,937,494      280,745,704
------------    ------------    ------------    --------------  ------------    ------------    -------------
$201,240,853    $312,038,465    $ 39,113,812    $1,133,922,437  $ 84,096,839    $298,004,237    $  87,329,457
============    ============    ============    ==============  ============    ============    =============

$    167,194    $    226,528    $     53,493    $     --        $     --        $     --        $     --
============    ============    ============    ==============  ============    ============    =============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
-----------------------------------------------------------------------------

                               EQUITY FUNDS
                               ---------------------------------------------------------------------------------------------
                               Munder                      Munder                      Munder        Munder        Munder
                               Accelerating  Munder        Growth &      Munder        International Micro-Cap     Mid-Cap
                               Growth        Balanced      Income        Index 500     Equity        Equity        Growth
                               Fund          Fund          Fund          Fund          Fund          Fund(a)       Fund
                               ------------  -----------   -----------   ------------  -----------   --------      ---------
Net investment
  income/(loss)  ...........   $   (444,787) $ 1,731,687   $ 5,067,420   $  6,941,562  $ 2,471,250   $ (4,883)     $ (92,185)
Net realized gain/(loss) on
  investments sold  ........     25,529,024    4,253,299    27,808,188     29,167,456    6,149,347    (59,387)      (224,362)
Net change in unrealized
  appreciation/
  (depreciation) of
  investments  .............    (15,381,711)   3,076,915    22,254,173     77,919,597   31,230,328    518,166        372,632
                               ------------  -----------   -----------   ------------  -----------   --------      ---------
Net increase in net assets
  resulting from operations       9,702,526    9,061,901    55,129,781    114,028,615   39,850,925    453,896         56,085
Dividends to shareholders
  from net investment
  income:
  Class A Shares  ..........         --           (8,318)      (52,808)      (954,317)     (78,899)      --            --
  Class B Shares  ..........         --           (2,044)       (6,488)      (554,409)      (4,180)      --            --
  Class C Shares  ..........         --             (697)       (4,089)        --           (9,762)      --            --
  Class K Shares  ..........         --         (101,038)   (4,357,460)      (624,025)  (1,698,687)      --            --
  Class Y Shares  ..........         --       (1,551,696)     (605,671)    (4,739,789)  (1,711,723)      --            --
Distributions to shareholders
  in excess of net
  investment income:
  Class A Shares  ..........         --           --            --             --           --           --            --
  Class B Shares  ..........         --           --            --             --           --           --            --
  Class C Shares  ..........         --           --            --             --           --           --            --
  Class K Shares  ..........         --           --            --             --           --           --            --
  Class Y Shares  ..........         --           --            --             --           --           --            --

----------------
(a) The Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced operations on December 31, 1996.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Market         Healthcare     Growth
Fund           Fund           Fund(a)        Fund           Fund           Fund(b)        Fund(b)        Fund(b)
------------   -----------    ----------     -----------    -----------    ----------     --------       -------------

$    802,123   $ 1,386,760    $  254,012     $(1,286,136)   $   497,561    $   26,325     $ (9,612)      $   89,292

  31,693,197       524,593       502,604      46,948,801      5,806,480       207,419      (66,987)          15,908

  75,394,082     7,273,750     6,782,315       6,246,976     10.966,351     1,015,562      302,239        2,697,402
------------   -----------    ----------     -----------    -----------    ----------     --------       ----------

 107,899,402     9,185,103     7,538,931      51,909,641     17,270,392     1,249,306      225,640        2,802,602

      --           (26,568)       (3,816)         --             (6,002)       (1,011)        --              --
      --           (89,023)         (712)         --             --              (240)        --              --
      --            (6,949)         (478)         --             --                (9)        --              --
    (154,709)      (15,055)     (165,622)         --            (24,802)       (6,926)        --              --
    (342,031)   (1,309,637)      (65,985)         --           (494,602)      (11,088)        --              --

      --              (267)        --             --             --             --            --              --
      --            (1,176)        --             --             --             --            --              --
      --               (78)        --             --             --             --            --              --
      --              (148)        --             --             --             --            --              --
      --           (13,330)        --             --             --             --            --              --

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
-----------------------------------------------------------------------------

                         EQUITY FUNDS
                         -----------------------------------------------------------------------------------------------------
                         Munder                        Munder                        Munder         Munder         Munder
                         Accelerating   Munder         Growth &       Munder         International  Micro-Cap      Mid-Cap
                         Growth         Balanced       Income         Index 500      Equity         Equity         Growth
                         Fund           Fund           Fund           Fund           Fund           Fund(a)        Fund
                         ------------   -----------    ------------   ------------   ------------   ----------     -----------
Distributions to
  shareholders from
  net realized gains:
  Class A Shares  ....   $   (522,917)  $   (20,784)   $   (134,569)  $   (588,465)  $   (546,957)  $    --        $   (24,793)
  Class B Shares  ....        (31,285)       (5,581)        (18,909)      (427,819)      (107,481)       --             (6,562)
  Class C Shares  ....        (20,795)       (1,603)         (5,330)        --           (185,029)       --            (10,643)
  Class K Shares  ....     (9,185,520)     (239,099)    (12,866,517)      (449,588)   (12,841,026)       --            (59,979)
  Class Y Shares  ....    (16,254,335)   (3,044,683)     (1,632,776)    (3,239,164)   (10,403,715)       --         (2,549,785)
Distributions to
  shareholders from
  capital:
  Class A Shares  ....         --            --              --             --             --            --             --
  Class B Shares  ....         --            --              --             --             --            --             --
  Class C Shares  ....         --            --              --             --             --            --             --
  Class K Shares  ....         --            --              --             --             --            --             --
  Class Y Shares  ....         --            --              --             --             --            --             --
Net increase/ (decrease)
  in net assets from Fund
  share transactions:
  Class A Shares  ....        103,837       (15,751)      2,249,127     52,558,091      1,586,450      162,834        (123,545)
  Class B Shares  ....        247,942       113,805         350,066     36,795,987        128,920      393,839          56,661
  Class C Shares  ....        178,689        68,515         609,503         --            537,498      104,830          67,620
  Class K Shares  ....    (16,295,182)    4,613,702     (11,139,950)    34,015,120     13,005,712      163,478         731,577
  Class Y Shares  ....    (24,267,204)    8,881,206       5,304,744     96,194,166     13,224,781    1,936,293       4,537,791
                         ------------   -----------    ------------   ------------   ------------   ----------     -----------
Net increase/
  (decrease) in net
  assets  ............    (56,344,244)   17,747,835      32,818,654    322,014,403     40,746,827    3,215,170       2,674,427
NET ASSETS:
Beginning of period  .    305,164,248    59,808,365     214,339,475    228,371,481    212,797,539        --         22,177,223
                         ------------   -----------    ------------   ------------   ------------   ----------     -----------
End of period  .......   $248,820,004   $77,556,200    $247,158,129   $550,385,884   $253,544,366   $3,215,170     $24,851,650
                         ============   ===========    ============   ============   ============   ==========     ===========
Undistributed net
  investment income  .   $    --        $    14,675    $    131,333   $     79,935   $    565,929   $    --        $     --
                         ============   ===========    ============   ============   ============   ==========     ===========

----------------
(a) The Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced on December 31, 1996.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Market         Healthcare     Growth
Fund           Fund           Fund(a)        Fund           Fund           Fund(b)        Fund(b)        Fund(b)
------------   -----------    -----------    ------------   -----------    ----------     ----------     -------------
$   (546,542)  $    --        $    --        $   (851,894)  $   (79,699)   $    --        $    --        $    --
  (3,444,755)       --             --            (148,603)      (12,823)        --             --             --
    (336,270)       --             --             (76,100)      (40,972)        --             --             --
  (8,634,692)       --             --         (16,790,412)     (105,852)        --             --             --
  (6,586,379)       --             --         (16,925,786)   (4,083,005)        --             --             --

      --            (1,392)        --              --            --             --             --             --
      --            (6,126)        --              --            --             --             --             --
      --              (408)        --              --            --             --             --             --
      --              (772)        --              --            --             --             --             --
      --           (69,426)        --              --            --             --             --             --

   4,430,458     1,049,132      1,040,188       5,574,247       908,590       463,104        642,857         978,276
   3,919,132     2,331,806        341,448       4,212,334       754,012       126,009      1,020,404         118,950
   2,174,706       507,369        181,247       1,705,453        91,401        20,318        162,935          58,068
  57,472,777     1,405,136     45,442,173      33,713,592     6,095,828     4,031,349        105,000       1,000,059
  15,585,646    22,213,807     16,466,067      37,806,434    33,396,573     4,062,866      1,939,223      21,254,863
------------   -----------    -----------    ------------   -----------    ----------     ----------     -----------

 171,426,743    35,151,998     70,773,441     100,128,906    53,669,039     9,933,678      4,096,059      26,212,818

 352,741,411    21,104,041         --         225,060,311    37,323,724         --             --             --
------------   -----------    -----------    ------------   -----------    ----------     ----------     -----------
$524,168,154   $56,256,039    $70,773,441    $325,189,217   $90,992,763    $9,933,678     $4,096,059     $26,212,818
============   ===========    ===========    ============   ===========    ==========     ==========     ===========

$    410,980   $    --        $    17,399    $     --       $    40,728    $      623     $    --        $     7,821
============   ===========    ===========    ============   ===========    ==========     ==========     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           ---------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund(a)         Fund            Bond Fund
                                           ------------    ------------    -----------     ------------    -----------
Net investment income  .................   $  9,817,973    $ 30,588,226    $ 1,106,189     $ 15,419,474    $ 1,682,905
Net realized gain/(loss) on investments
  sold  ................................     (1,273,300)     (2,962,876)      (725,777)          92,451         23,364
Net change in unrealized
  appreciation/(depreciation) of
  investments  .........................      1,614,599       4,183,462       (499,521)       1,487,143      1,067,899
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations  ...........     10,159,272      31,808,812       (119,109)      16,999,068      2,774,168
Dividends to shareholders from net
  investment income:
  Class A Shares  ......................        (54,483)       (329,669)          (111)         (31,453)       (21,787)
  Class B Shares  ......................        (29,919)        (13,634)        --              (75,633)       (10,562)
  Class C Shares  ......................         (3,606)         (5,423)        --                 (485)        (2,210)
  Class K Shares  ......................     (2,194,881)    (20,149,211)        --          (11,212,087)    (1,624,310)
  Class Y Shares  ......................     (7,136,218)    (10,089,041)      (237,229)      (3,165,621)       (22,751)
Distributions to shareholders
  from net realized gains:
  Class A Shares  ......................         --              --             --                 (160)           (54)
  Class B Shares  ......................         --              --             --                 (722)           (32)
  Class C Shares  ......................         --              --             --                   (3)           (10)
  Class K Shares  ......................         --              --             --              (72,543)        (4,034)
  Class Y Shares  ......................         --              --             --              (19,022)           (55)
Distributions in excess of net
  realized capital gains:
  Class A Shares  ......................         --              --             --                  (30)        --
  Class B Shares  ......................         --              --             --                  (81)        --
  Class C Shares  ......................         --              --             --                   (1)        --
  Class K Shares  ......................         --              --             --              (11,014)        --
  Class Y Shares  ......................         --              --             --               (2,999)        --
Net increase/(decrease) in net
  assets from Fund share transactions:
  Class A Shares  ......................        (79,168)        744,889        168,043          960,997         73,547
  Class B Shares  ......................        260,017         360,152         20,740        1,099,256         52,035
  Class C Shares  ......................         (6,847)         (2,000)        --                9,738         89,022
  Class K Shares  ......................      2,646,572     (45,876,064)        99,343       33,672,565     12,789,812
  Class Y Shares  ......................       (117,790)    (21,825,653)    52,038,467        7,860,468        435,535
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease) in net assets  .      3,442,949     (65,376,842)    51,970,144       46,010,238     14,528,314
NET ASSETS:
Beginning of period  ...................    146,471,700     558,940,367         --          206,399,288     30,377,112
                                           ------------    ------------    -----------     ------------    -----------
End of period  .........................   $149,914,649    $493,563,525    $51,970,144     $252,409,526    $44,905,426
                                           ============    ============    ===========     ============    ===========
Undistributed net investment income  ...   $     --        $     19,585    $   100,354     $     27,555    $     9,564
                                           ============    ============    ===========     ============    ===========

----------------
(a) The Munder International Bond Fund commenced operations on October 2,
    1996.

(b) The Munder Short Term Treasury Fund commenced operations on January 29,
    1997.

See Notes to Financial Statements.

                                                MONEY MARKET FUNDS
-------------------------------------------     ------------------------------------------------------------
                                                                                                Munder
Munder          Munder          Munder          Munder          Munder          Munder          U.S.
Tax-Free        Tax-Free        Short Term      Cash            Money           Tax-Free        Treasury
Bond            Intermediate    Treasury        Investment      Market          Money Market    Money Market
Fund            Bond Fund       Fund(b)         Fund            Fund            Fund            Fund
------------    ------------    -----------     ------------    ------------    ------------    ------------
$  9,107,338    $ 12,573,026    $ 1,090,404     $ 47,793,512    $  7,265,513    $  7,227,770    $ 15,008,675
   1,883,192       1,919,657        (33,546)             260             (10)         17,604          19,327

   2,794,934       1,306,532         47,721           --              --              --              --
------------    ------------    -----------     ------------    ------------    ------------    ------------

  13,785,464      15,799,215      1,104,579       47,793,772       7,265,503       7,245,374      15,028,002

     (90,026)       (234,435)        --           (3,996,094)        (15,771)       (184,129)       (126,065)
      (2,157)         (6,230)          (534)          --              (6,198)         --              --
      --              --             --               --             (14,812)         --              --
  (8,895,270)    (12,106,823)       (18,093)     (28,603,926)         --          (6,145,280)     (1,992,551)
    (108,734)       (232,532)    (1,061,825)     (15,193,492)     (7,228,732)       (898,361)    (12,890,059)

     (11,640)        (13,709)        --               --              --              --              --
        (361)           (447)        --               --              --              --              --
      --              --             --               --              --              --              --
  (1,496,506)       (798,558)        --               --              --              --              --
     (15,776)        (14,053)        --               --              --              --              --

      --              --             --               --              --              --              --
      --              --             --               --              --              --              --
      --              --             --               --              --              --              --
      --              --             --               --              --              --              --
      --              --             --               --              --              --              --

   1,312,356       1,165,835         --          (20,429,813)      3,631,506      (5,381,208)      3,698,908
     235,233         221,595         33,542           --             326,972          --              --
      --              --             --               --           1,755,190          --              --
  (9,483,602)    (52,431,479)     1,419,541       52,334,583          --          34,181,594     (20,258,836)
   1,969,365       2,175,949     49,037,377      (38,398,886)    (98,775,028)     (2,647,522)    (76,339,867)
------------    ------------    -----------     ------------    ------------    ------------    ------------
  (2,801,654)    (46,475,672)    50,514,587       (6,493,856)    (93,061,370)     26,170,468     (92,880,468)

 199,720,173     344,113,571         --          981,970,838     223,543,542     228,767,026     373,626,172
------------    ------------    -----------     ------------    ------------    ------------    ------------
$196,918,519    $297,637,899    $50,514,587     $975,476,982    $130,482,172    $254,937,494    $280,745,704
============    ============    ===========     ============    ============    ============    ============
$     54,477    $     33,210    $    13,723     $     --        $     --        $     --        $     --
============    ============    ===========     ============    ============    ============    ============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                         EQUITY FUNDS
                         ------------------------------------------------------------------------------------------------------
                         Munder                        Munder                        Munder         Munder         Munder
                         Accelerating   Munder         Growth &       Munder         International  Micro-Cap      Mid-Cap
                         Growth         Balanced       Income         Index 500      Equity         Equity         Growth
                         Fund           Fund           Fund           Fund           Fund           Fund           Fund
                         -------------  ------------   ------------   -------------  ------------   -----------    ------------
Amount
Class A Shares:
Sold  ................   $ 539,419,231  $    465,440   $ 52,339,094   $ 174,197,902  $ 15,657,100   $13,663,946    $    168,580
Issued as
  reinvestment of
  dividends  .........       1,402,134        42,874        550,030       4,221,414       197,002       137,190           1,922
Redeemed  ............    (535,319,968)      (68,251)   (47,397,895)    (84,944,338)  (16,030,469)   (2,915,198)        (67,566)
                         -------------  ------------   ------------   -------------  ------------   -----------    ------------
Net increase/
  (decrease)  ........   $   5,501,397  $    440,063   $  5,491,229   $  93,474,978  $   (176,367)  $10,885,938    $    102,936
                         =============  ============   ============   =============  ============   ===========    ============

Class B Shares:
Sold  ................   $  14,119,271  $    509,380   $  1,136,459   $  60,486,745  $    305,470   $16,787,807    $    574,011
Issued as
  reinvestment of
  dividends  .........          47,704         4,555         52,424       2,819,935        20,842       127,415             574
Redeemed  ............     (13,589,891)      (81,760)      (166,804)     (8,031,251)     (304,442)     (992,326)       (148,793)
                         -------------  ------------   ------------   -------------  ------------   -----------    ------------
Net increase  ........   $     577,084  $    432,175   $  1,022,079   $  55,275,429  $     21,870   $15,922,896    $    425,792
                         =============  ============   ============   =============  ============   ===========    ============
Class C Shares:
Sold  ................   $     131,853  $     67,088   $  9,979,727   $     --       $ 26,112,696   $10,789,550    $     81,236
Issued as
  reinvestment of
  dividends  .........           6,791         2,435         13,871         --              1,467        76,181             497
Redeemed  ............        (280,733)      (30,338)    (8,991,020)        --        (26,507,448)   (3,260,563)       (101,755)
                         -------------  ------------   ------------   -------------  ------------   -----------    ------------
Net increase/
  (decrease)  ........   $    (142,089) $     39,185   $  1,002,578   $     --       $   (393,285)  $ 7,605,168    $    (20,022)
                         =============  ============   ============   =============  ============   ===========    ============
Class K Shares:
Sold  ................   $ 244,084,125  $ 36,238,336   $ 37,934,509   $ 123,539,189  $ 19,678,745   $ 3,286,508    $  1,072,484
Issued as
  reinvestment of
  dividends  .........          28,455        --                791          26,046         4,812         1,933          --
Redeemed  ............    (249,458,768)  (10,879,692)   (40,534,859)    (34,901,321)  (43,728,903)     (543,755)       (926,063)
                         -------------  ------------   ------------   -------------  ------------   -----------    ------------
Net increase/
  (decrease)  ........   $  (5,346,188) $ 25,358,644   $ (2,599,559)  $  88,663,914  $(24,045,346)  $ 2,744,686    $    146,421
                         =============  ============   ============   =============  ============   ===========    ============
Class Y Shares:
Sold  ................   $ 144,252,479  $ 17,891,800   $ 41,828,650   $  88,239,520  $ 37,273,610   $13,665,453    $ 18,459,230
Issued as
  reinvestment of
  dividends  .........         301,458        20,638         93,667         705,826       234,936       246,160         152,033
Redeemed  ............    (214,004,273)  (44,401,030)   (37,931,645)   (158,496,032)  (40,102,733)   (1,756,540)    (12,035,069)
                         -------------  ------------   ------------   -------------  ------------   -----------    ------------
Net increase/
  (decrease)  ........   $ (69,450,336) $(26,488,592)  $  3,990,672   $ (69,550,686) $ (2,594,187)  $12,155,073    $  6,576,194
                         =============  ============   ============   =============  ============   ===========    ============

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
                Munder                        Munder                          Munder                        Munder
Munder          Real Estate    Munder         Small                           Framlington    Munder         Framlington
Multi-Season    Equity         Small-Cap      Company         Munder          Emerging       Framlington    International
Growth          Investment     Value          Growth          Value           Markets        Healthcare     Growth
Fund            Fund           Fund           Fund            Fund            Fund           Fund           Fund
-------------   -----------    -------------  -------------   -------------   -----------    ----------     -------------
$ 125,767,920   $ 3,008,839    $ 141,413,374  $ 851,622,256   $ 182,928,935   $   725,997    $4,670,335     $   551,489

      658,823        79,679           94,875      1,616,927         148,415        15,685         --              5,750
 (114,776,213)     (363,705)    (137,207,459)  (851,401,150)   (180,305,961)     (411,367)     (319,619)       (136,500)
-------------   -----------    -------------  -------------   -------------   -----------    ----------     -----------
$  11,650,530   $ 2,724,813    $   4,300,790  $   1,838,033   $   2,771,389   $   330,315    $4,350,716     $   420,739
=============   ===========    =============  =============   =============   ===========    ==========     ===========

$  12,159,704   $ 3,140,780    $   2,934,233  $  12,987,682   $   1,975,392   $   731,828    $8,010,359     $   446,549

    1,685,590        74,933           21,465        384,944          19,472         3,531         --                185
  (11,713,946)     (931,464)        (173,324)    (3,881,725)       (837,371)     (150,385)     (276,666)         (4,636)
-------------   -----------    -------------  -------------   -------------   -----------    ----------     -----------
$   2,131,348   $ 2,284,249    $   2,782,374  $   9,490,901   $   1,157,493   $   584,974    $7,733,693     $   442,098
=============   ===========    =============  =============   =============   ===========    ==========     ===========

$   5,465,341   $ 1,122,807    $   2,449,191  $  19,422,073   $   3,033,439   $   357,347    $3,413,905     $ 3,196,011

       27,187        13,557           17,092        217,318          17,693           498         --                 20
   (2,205,273)     (132,785)        (748,477)   (15,301,183)     (2,507,546)     (224,202)     (185,681)     (3,112,795)
-------------   -----------    -------------  -------------   -------------   -----------    ----------     -----------
$   3,287,255   $ 1,003,579    $   1,717,806  $   4,338,208   $     543,586   $   133,643    $3,228,224     $    83,236
=============   ===========    =============  =============   =============   ===========    ==========     ===========

$  50,186,632   $   699,056    $  42,055,711  $ 258,655,493   $   7,292,813   $48,204,012    $   37,061     $ 2,491,379

       89,260        --                  610        385,586             364            15         --             --
  (57,954,438)      (81,437)     (18,721,032)  (240,034,216)     (2,198,807)   (7,925,259)        --         (1,554,652)
-------------   -----------    -------------  -------------   -------------   -----------    ----------     -----------
$  (7,678,546)  $   617,619    $  23,335,289  $  19,006,863   $   5,094,370   $40,278,768    $   37,061     $   936,727
=============   ===========    =============  =============   =============   ===========    ==========     ===========

$ 192,274,534   $40,212,699    $  95,281,559  $ 182,007,606   $ 102,254,412   $19,650,219    $3,416,348     $42,572,415

    1,713,798       541,776          925,440      5,087,805       1,469,009       117,261         --             96,952
  (84,529,948)   (6,968,483)     (48,715,947)  (110,796,908)    (35,733,609)   (4,034,637)     (366,694)     (4,698,208)
-------------   -----------    -------------  -------------   -------------   -----------    ----------     -----------
$ 109,458,384   $33,785,992    $  47,491,052  $  76,298,503   $  67,989,812   $15,732,843    $3,049,654     $37,971,159
=============   ===========    =============  =============   =============   ===========    ==========     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                                 EQUITY FUNDS
                                 ----------------------------------------------------------------------------------------------
                                 Munder                      Munder                      Munder        Munder        Munder
                                 Accelerating  Munder        Growth &      Munder        International Micro-Cap     Mid-Cap
                                 Growth        Balanced      Income        Index 500     Equity        Equity        Growth
                                 Fund          Fund          Fund          Fund          Fund          Fund          Fund
                                 -----------   ----------    ----------    ----------    ----------    --------      ----------
Shares
Class A Shares:
Sold  ........................    41,735,220       35,128     3,300,696     7,712,233     1,068,198     783,470          15,620
Issued as reinvestment of
  dividends  .................       126,701        3,375        37,128       199,979        14,938       8,580             187
Redeemed  ....................   (41,137,844)      (5,256)   (2,967,466)   (3,750,716)   (1,092,860)   (169,871)         (5,962)
                                 -----------   ----------    ----------    ----------    ----------    --------      ----------
Net increase/(decrease)  .....       724,077       33,247       370,358     4,161,496        (9,724)    622,179           9,845
                                 ===========   ==========    ==========    ==========    ==========    ========      ==========
Class B Shares:
Sold  ........................     1,124,972       38,372        73,692     2,696,194        20,825     963,594          50,722
Issued as reinvestment of
  dividends  .................         4,496          356         3,590       134,247         1,610       8,014              57
Redeemed  ....................    (1,063,976)      (5,942)      (10,728)     (354,470)      (20,761)    (57,721)        (13,529)
                                 -----------   ----------    ----------    ----------    ----------    --------      ----------
Net increase  ................        65,492       32,786        66,554     2,475,971         1,674     913,887          37,250
                                 ===========   ==========    ==========    ==========    ==========    ========      ==========
Class C Shares:
Sold  ........................        10,781        5,032       645,741         --        1,737,363     618,833           7,517
Issued as reinvestment of
  dividends  .................           631          193           935         --              110       4,788              49
Redeemed  ....................       (21,679)      (2,315)     (582,962)        --       (1,753,702)   (190,515)         (8,985)
                                 -----------   ----------    ----------    ----------    ----------    --------      ----------
Net increase/(decrease)  .....       (10,267)       2,910        63,714         --          (16,229)    433,106          (1,419)
                                 ===========   ==========    ==========    ==========    ==========    ========      ==========
Class K Shares:
Sold  ........................    16,772,490    2,660,260     2,399,900     5,527,348     1,372,285     194,137         101,810
Issued as reinvestment of
  dividends  .................         2,571        --               53         1,239           369         121           --
Redeemed  ....................   (17,194,048)    (812,753)   (2,511,129)   (1,553,772)   (2,942,441)    (30,301)        (85,882)
                                 -----------   ----------    ----------    ----------    ----------    --------      ----------
Net increase/(decrease)  .....      (418,987)   1,847,507      (111,176)    3,974,815    (1,569,787)    163,957          15,928
                                 ===========   ==========    ==========    ==========    ==========    ========      ==========
Class Y Shares:
Sold  ........................     9,171,627    1,351,069     2,641,745     3,994,223     2,573,626     810,899       1,591,682
Issued as reinvestment of
  dividends  .................        26,777        1,626         6,391        33,540        17,653      15,366          14,689
Redeemed  ....................   (13,755,141)  (3,253,921)   (2,368,783)   (7,060,235)   (2,658,666)   (104,360)     (1,116,605)
                                 -----------   ----------    ----------    ----------    ----------    --------      ----------
Net increase/(decrease)  .....    (4,556,737)  (1,901,226)      279,353    (3,032,472)      (67,387)    721,905         489,766
                                 ===========   ==========    ==========    ==========    ==========    ========      ==========

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund
----------     ---------      ----------     -----------    -----------    ------------   -----------    -------------
 6,081,224       193,510       9,885,606      38,939,088     11,436,014       65,933      389,454           48,119

    35,825         5,166           7,030          85,371         10,894        1,497         --                576
(5,537,783)      (23,295)     (9,534,652)    (38,516,138)   (11,204,399)     (38,259)     (28,756)         (11,602)
----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
   579,266       175,381         357,984         508,321        242,509       29,171      360,698           37,093
==========     =========      ==========     ===========    ===========    =========      =======        =========

   634,260       201,381         207,462         634,390        127,593       59,988      665,972           38,978

    94,589         4,841           1,630          21,081          1,425          333         --                 19
  (604,396)      (60,244)        (11,995)       (196,447)       (52,811)     (13,539)     (22,987)            (400)
----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
   124,453       145,978         197,097         459,024         76,207       46,782      642,985           38,597
==========     =========      ==========     ===========    ===========    =========      =======        =========

   278,253        71,494         170,434         864,580        189,854       32,857      289,644          309,736

     1,524           875           1,284          11,715          1,232           47         --                  2
  (111,422)       (8,477)        (51,868)       (658,060)      (155,615)     (20,000)     (15,939)        (298,660)
----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
   168,355        63,892         119,850         218,235         35,471       12,904      273,705           11,078
==========     =========      ==========     ===========    ===========    =========      =======        =========

 2,532,388        45,991       2,985,358      11,225,265        484,866    3,932,077        2,916          230,623

     4,859         --                 47          20,358             25            1         --              --
(2,862,299)       (5,293)     (1,258,817)    (10,302,528)      (142,618)    (737,301)        --           (136,071)
----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
  (325,052)       40,698       1,726,588         943,095        342,273    3,194,777        2,916           94,552
==========     =========      ==========     ===========    ===========    =========      =======        =========

 9,751,713     2,604,804       6,789,601       8,089,789      6,579,214    1,600,701      300,623        3,728,279

    92,338        35,106          68,847         264,990         99,537       11,233         --              9,641
(4,201,175)     (461,761)     (3,377,343)     (5,027,722)    (2,215,981)    (392,540)     (31,075)        (425,626)
----------     ---------      ----------     -----------    -----------    ---------      -------        ---------
 5,642,876     2,178,149       3,481,105       3,327,057      4,462,770    1,219,394      269,548        3,312,294
==========     =========      ==========     ===========    ===========    =========      =======        =========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           ---------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund            Fund            Bond Fund
                                           ------------    ------------    -----------     ------------    -----------
Amount
Class A Shares:
Sold  ..................................   $    954,099    $ 35,518,363    $    20,223     $  4,536,840    $ 1,586,012
Issued as reinvestment of dividends  ...         44,875         306,750          3,852          101,920         17,093
Redeemed  ..............................       (324,762)    (34,623,151)       (29,371)      (3,316,035)      (314,710)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $    674,212    $  1,201,962    $    (5,296)    $  1,322,725    $ 1,288,395
                                           ============    ============    ===========     ============    ===========
Class B Shares:
Sold  ..................................   $    929,598    $    635,955    $    91,959     $  3,178,214    $   292,659
Issued as reinvestment of dividends  ...          2,530           8,823            111            1,375         11,786
Redeemed  ..............................       (831,391)       (519,582)        (5,628)      (3,847,302)        (3,046)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $    100,737    $    125,196    $    86,442     $   (667,713)   $   301,399
                                           ============    ============    ===========     ============    ===========
Class C Shares:
Sold  ..................................   $    646,994    $  2,201,476    $    31,759     $    197,028    $    24,993
Issued as reinvestment of dividends  ...            218           4,450         --                  964         --
Redeemed  ..............................       (632,125)     (2,206,798)        --             (107,854)       (41,402)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $     15,087    $       (872)   $    31,759     $     90,138    $   (16,409)
                                           ============    ============    ===========     ============    ===========
Class K Shares:
Sold  ..................................   $ 14,348,224    $ 80,068,663    $    43,020     $ 47,245,732    $16,968,229
Issued as reinvestment of dividends  ...         --              24,387         --                2,615         --
Redeemed  ..............................     (7,687,973)    (55,747,168)       (66,255)     (27,787,122)    (4,701,227)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $  6,660,251    $ 24,345,882    $   (23,235)    $ 19,461,225    $12,267,002
                                           ============    ============    ===========     ============    ===========
Class Y Shares:
Sold  ..................................   $135,969,213    $100,224,429    $ 4,116,120     $ 16,769,629    $   576,221
Issued as reinvestment of dividends  ...         81,944         146,626        491,207           46,332          9,477
Redeemed  ..............................    (34,778,888)    (38,381,770)    (5,752,298)      (2,765,135)      (253,456)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $101,272,269    $ 61,989,285    $(1,144,971)    $ 14,050,826    $   332,242
                                           ============    ============    ===========     ============    ===========

----------------
(a) The Munder Tax-Free Bond Fund Class C Shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class A Shares and Class C Shares commenced operations on February 12, 1998 and July 2, 1997, respectively.

See Notes to Financial Statements.

----------------------------------------------
Munder           Munder           Munder
Tax-Free         Tax-Free         Short Term
Bond             Intermediate     Treasury
Fund(a)          Bond Fund        Fund(b)
------------     ------------     ------------
$  3,614,014     $  4,811,740     $     32,905
      46,628          166,779               92
  (3,711,909)      (4,668,700)         (32,939)
------------     ------------     ------------
$    (51,267)    $    309,819     $         58
============     ============     ============

$    246,154     $    191,439     $    443,632
          59              264              137
      (1,000)          --             (476,984)
------------     ------------     ------------
$    245,213     $    191,703     $    (33,215)
============     ============     ============

$     40,861           --         $     59,968
      --               --                   23
      --               --              (60,086)
------------     ------------     ------------
$     40,861           --         $        (95)
============     ============     ============

$ 23,208,945     $ 45,773,724     $  1,700,010
         821           11,065           --
 (23,412,116)     (35,071,716)      (2,480,324)
------------     ------------     ------------
$   (202,350)    $ 10,713,073     $   (780,314)
============     ============     ============

$    837,177     $  3,988,232     $ 36,472,976
       3,985            1,632        2,439,897
    (744,413)      (2,115,158)     (49,754,986)
------------     ------------     ------------
$     96,749     $  1,874,706     $(10,842,113)
============     ============     ============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           -------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund            Fund            Bond Fund
                                           ----------      ------------    -------------   -----------     ---------
Shares
Class A Shares:
Sold  ..................................       96,300       3,750,114         2,097           440,195        159,016
Issued as reinvestment of dividends  ...        4,562          32,465           401             9,916          1,718
Redeemed  ..............................      (33,162)     (3,659,805)       (3,049)         (321,399)       (31,820)
                                           ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  ...............       67,700         122,774          (551)          128,712        128,914
                                           ==========      ==========      ========        ==========      =========
Class B Shares:
Sold  ..................................       93,817          67,247         9,526           308,147         29,315
Issued as reinvestment of dividends  ...          257             935            12               134          1,185
Redeemed  ..............................      (83,938)        (54,915)         (579)         (373,051)          (307)
                                           ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  ...............       10,136          13,267         8,959           (64,770)        30,193
                                           ==========      ==========      ========        ==========      =========
Class C Shares:
Sold  ..................................       65,083         233,511         3,235            19,096          2,500
Issued as reinvestment of dividends  ...           22             470          --                  94          --
Redeemed  ..............................      (63,450)       (232,883)         --             (10,463)        (4,067)
                                           ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  ...............        1,655           1,098         3,235             8,727         (1,567)
                                           ==========      ==========      ========        ==========      =========
Class K Shares:
Sold  ..................................    1,456,896       8,464,953         4,445         4,581,485      1,705,070
Issued as reinvestment of dividends  ...        --              2,585          --                 254          --
Redeemed  ..............................     (779,936)     (5,887,836)       (6,880)       (2,691,211)      (473,464)
                                           ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  ...............      676,960       2,579,702        (2,435)        1,890,528      1,231,606
                                           ==========      ==========      ========        ==========      =========
Class Y Shares
Sold  ..................................   13,821,217      10,591,114       423,302         1,627,028         57,300
Issued as reinvestment of dividends  ...        8,318          15,507        50,974             4,506            952
Redeemed  ..............................   (3,523,204)     (4,056,301)     (584,840)         (268,382)       (25,401)
                                           ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  ...............   10,306,331       6,550,320      (110,564)        1,363,152         32,851
                                           ==========      ==========      ========        ==========      =========

----------------
(a) The Munder Tax Free Bond Fund Class C Shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class A Shares and Class C Shares commenced operations on February 12, 1998 and July 2, 1997. respectively.

See Notes to Financial Statements.

------------------------------------------
Munder          Munder          Munder
Tax-Free        Tax-Free        Short Term
Bond            Intermediate    Treasury
Fund(a)         Bond Fund       Fund(b)
----------      ------------    ----------
   336,093         457,922           3,251
     4,348          15,922               9
  (343,395)       (443,962)         (3,260)
----------      ----------      ----------
    (2,954)         29,882           --
==========      ==========      ==========

    22,812          18,270          44,062
         5              25              14
       (93)          --            (47,456)
----------      ----------      ----------
    22,724          18,295          (3,380)
==========      ==========      ==========

     3,850           --              5,947
     --              --                  2
     --              --             (5,949)
----------      ----------      ----------
     3,850           --              --
==========      ==========      ==========

 2,156,931       4,356,995         169,058
        76           1,056           --
(2,177,117)     (3,340,840)       (247,078)
----------      ----------      ----------
   (20,110)      1,017,211         (78,020)
==========      ==========      ==========

    78,211         380,413       3,629,044
       372             156         243,183
   (69,922)       (201,750)     (4,947,479)
----------      ----------      ----------
     8,661         178,819      (1,075,252)
==========      ==========      ==========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
     (Continued)
-----------------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           -------------------------------------------------------------------
                                           Munder            Munder            Munder            Munder
                                           Cash              Money             Tax-Free          U.S. Treasury
                                           Investment        Market            Money Market      Money Market
                                           Fund              Fund              Fund              Fund
                                           ---------------   -------------     -------------     -------------
Class A Shares:
Sold  ..................................   $ 1,529,521,817   $ 632,100,591     $ 177,864,977     $  38,374,572
Issued as reinvestment of dividends  ...         4,882,857         321,576         1,747,092           329,790
Redeemed  ..............................    (1,496,937,144)   (621,328,822)     (112,826,402)      (35,379,174)
                                           ---------------   -------------     -------------     -------------
Net increase  ..........................   $    37,467,530   $  11,093,345     $  66,785,667     $   3,325,188
                                           ===============   =============     =============     =============
Class B Shares:
Sold  ..................................                     $  16,765,810
Issued as reinvestment of dividends  ...                            16,857
Redeemed  ..............................                       (16,576,223)
                                                             -------------
Net increase  ..........................                     $     206,444
                                                             =============
Class C Shares:
Sold  ..................................                     $  54,403,515
Issued as reinvestment of dividends  ...                            46,154
Redeemed  ..............................                       (56,204,006)
                                                             -------------
Net increase  ..........................                     $  (1,754,337)
                                                             =============
Class K Shares:
Sold  ..................................   $ 1,296,422,618                     $ 398,274,187     $ 157,006,524
Issued as reinvestment of dividends  ...           165,621                             6,260             3,336
Redeemed  ..............................    (1,223,603,039)                     (419,467,191)     (157,650,371)
                                           ---------------                     -------------     -------------
Net increase/(decrease)  ...............   $    72,985,200                     $ (21,186,744)    $    (640,511)
                                           ===============                     =============     =============
Class Y Shares:
Sold  ..................................   $   659,461,802   $ 481,224,890     $ 119,848,786     $ 112,737,894
Issued as reinvestment of dividends  ...           131,983       4,772,056             4,192            15,454
Redeemed  ..............................      (611,601,060)   (541,927,731)     (122,405,360)     (308,854,622)
                                           ---------------   -------------     -------------     -------------
Net increase/(decrease)  ...............   $    47,992,725   $ (55,930,785)    $  (2,552,382)    $(196,101,274)
                                           ===============   =============     =============     =============

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
-----------------------------------------------------------------------------

                        EQUITY FUNDS
                        -----------------------------------------------------------------------------------------------------
                        Munder                        Munder                        Munder         Munder         Munder
                        Accelerating   Munder         Growth &       Munder         International  Micro-Cap      Mid-Cap
                        Growth         Balanced       Income         Index 500      Equity         Equity         Growth
                        Fund           Fund           Fund           Fund           Fund           Fund(a)        Fund
                        -------------  ------------   ------------   ------------   -------------  ----------     -----------
Amount
Class A Shares:
Sold  ...............   $ 101,714,828  $    102,364   $  3,240,200   $ 70,936,027   $  7,573,689   $  176,161     $    94,969
Issued as
  reinvestment of
  dividends  ........         433,223        24,900        103,491        508,677        179,150        --              4,730
Redeemed  ...........    (102,044,214)     (143,015)    (1,094,564)   (18,886,613)    (6,166,389)     (13,327)       (223,244)
                        -------------  ------------   ------------   ------------   ------------   ----------     -----------
Net increase/
  (decrease)  .......   $     103,837  $    (15,751)  $  2,249,127   $ 52,558,091   $  1,586,450   $  162,834     $  (123,545)
                        =============  ============   ============   ============   ============   ==========     ===========
Class B Shares:
Sold  ...............   $   3,390,164  $    115,688   $    419,009   $ 39,980,269   $    380,267   $  393,839     $    57,198
Issued as
  reinvestment of
  dividends  ........          16,206         2,384         12,899        213,891         21,349        --              4,952
Redeemed  ...........      (3,158,428)       (4,267)       (81,842)    (3,398,173)      (272,696)       --             (5,489)
                        -------------  ------------   ------------   ------------   ------------   ----------     -----------
Net increase  .......   $     247,942  $    113,805   $    350,066   $ 36,795,987   $    128,920   $  393,839     $    56,661
                        =============  ============   ============   ============   ============   ==========     ===========
Class C Shares:
Sold  ...............   $   1,851,264  $     68,415   $  3,204,162   $     --       $  2,511,095   $  104,830     $    85,141
Issued as
  reinvestment of
  dividends  ........              52           122          2,457         --                 35        --                896
Redeemed  ...........      (1,672,627)          (22)    (2,597,116)        --         (1,973,632)       --            (18,417)
                        -------------  ------------   ------------   ------------   ------------   ----------     -----------
Net increase  .......   $     178,689  $     68,515   $    609,503   $     --       $    537,498   $  104,830     $    67,620
                        =============  ============   ============   ============   ============   ==========     ===========
Class K Shares:
Sold  ...............   $ 214,830,413  $  6,581,712   $ 39,725,691   $ 38,905,085   $ 40,942,377   $  209,128     $   859,841
Issued as
  reinvestment of
  dividends  ........           6,756        --                496          2,006         11,878        --             --
Redeemed  ...........    (231,132,351)   (1,968,010)   (50,866,137)    (4,891,971)   (27,948,543)     (45,650)       (128,264)
                        -------------  ------------   ------------   ------------   ------------   ----------     -----------
Net increase/
  (decrease)  .......   $ (16,295,182) $  4,613,702   $(11,139,950)  $ 34,015,120   $ 13,005,712   $  163,478     $   731,577
                        =============  ============   ============   ============   ============   ==========     ===========
Class Y Shares:
Sold  ...............   $  34,636,181  $ 27,428,925   $ 11,770,423   $144,007,404   $ 34,855,719   $1,979,362     $ 7,321,781
Issued as
  reinvestment of
  dividends  ........         398,011         2,289         14,438        136,376        845,365        --            299,113
Redeemed  ...........     (59,301,396)  (18,550,008)    (6,480,117)   (47,949,614)   (22,476,303)     (43,069)     (3,083,103)
                        -------------  ------------   ------------   ------------   ------------   ----------     -----------
Net increase/
  (decrease)  .......   $ (24,267,204) $  8,881,206   $  5,304,744   $ 96,194,166   $ 13,224,781   $1,936,293     $ 4,537,791
                        =============  ============   ============   ============   ============   ==========     ===========

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996 and December 26, 1996 respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C shares, Class K Shares and Class Y shares commenced operations on January 10, 1997, February 11 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996 respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                          Munder                        Munder
Munder         Real Estate    Munder         Small                           Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company          Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth           Value          Markets        Healthcare     Growth
Fund           Fund(b)        Fund(c)        Fund             Fund           Fund(d)        Fund(e)        Fund(f)
------------   -----------    -----------    -------------    -----------    ------------   ------------   -------------
$  7,599,306   $ 1,175,987    $ 1,099,006    $  80,987,644    $ 1,753,575    $  469,149     $  668,481     $ 1,003,276

     294,024        17,340          3,512          600,615          6,328           955          --             --
  (3,462,872)     (144,195)       (62,330)     (76,014,012)      (851,313)       (7,000)       (25,624)        (25,000)
------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
$  4,430,458   $ 1,049,132    $ 1,040,188    $   5,574,247    $   908,590    $  463,104     $  642,857     $   978,276
============   ===========    ===========    =============    ===========    ==========     ==========     ===========

$ 11,008,276   $ 2,467,417    $   337,176    $   5,020,913    $   801,674    $  135,920     $1,020,479     $   220,489

   1,223,154        15,845          4,280           17,864          3,810           179          --             --
  (8,312,298)     (151,456)            (8)        (826,443)       (51,472)      (10,090)           (75)       (101,539)
------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
$  3,919,132   $ 2,331,806    $   341,448    $   4,212,334    $   754,012    $  126,009     $1,020,404     $   118,950
============   ===========    ===========    =============    ===========    ==========     ==========     ===========

$ 11,554,085   $   535,009    $   180,840    $  23,728,049    $   136,163    $   21,795     $  162,935     $    58,068

      13,790         1,967            407            5,764          2,223            40          --             --
  (9,393,169)      (29,607)        --          (22,028,360)       (46,985)       (1,481)         --             --
------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
$  2,174,706   $   507,369    $   181,247    $   1,705,453    $    91,401    $   20,318     $  162,935     $    58,068
============   ===========    ===========    =============    ===========    ==========     ==========     ===========

$ 86,220,708   $ 1,415,046    $46,367,097    $ 177,871,885    $ 6,662,501    $4,031,349     $  105,000     $ 1,108,648

      77,782        --             --               17,337            351         --             --             --
 (28,825,713)       (9,910)      (924,924)    (144,175,630)      (567,024)        --             --           (108,589)
------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
$ 57,472,777   $ 1,405,136    $45,442,173    $  33,713,592    $ 6,095,828    $4,031,349     $  105,000     $ 1,000,059
============   ===========    ===========    =============    ===========    ==========     ==========     ===========

$ 51,479,805   $23,238,587    $16,984,508    $  57,984,178    $34,487,168    $4,285,017     $1,941,112     $21,627,250

     886,972       100,318         22,034          822,966        331,479         1,133          --             --
 (36,781,131)   (1,125,098)      (540,475)     (21,000,710)    (1,422,074)     (223,284)        (1,889)       (372,387)
------------   -----------    -----------    -------------    -----------    ----------     ----------     -----------
$ 15,585,646   $22,213,807    $16,466,067    $  37,806,434    $33,396,573    $4,062,866     $1,939,223     $21,254,863
============   ===========    ===========    =============    ===========    ==========     ==========     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
     (Continued)
-----------------------------------------------------------------------------

                         EQUITY FUNDS
                         ---------------------------------------------------------------------------------------------
                         Munder                      Munder                      Munder         Munder        Munder
                         Accelerating  Munder        Growth &      Munder        International  Micro-Cap     Mid-Cap
                         Growth        Balanced      Income        Index 500     Equity         Equity        Growth
                         Fund          Fund          Fund          Fund          Fund           Fund(a)       Fund
                         ------------  ----------    ----------    ----------    -------------  ---------     --------
Shares
Class A Shares:
Sold  ................     7,376,349        8,188       234,161     3,909,821       501,239      15,641          8,528
Issued as
  reinvestment of
  dividends  .........        33,248        2,066         7,787        28,123        13,029        --              450
Redeemed  ............    (7,376,019)     (11,276)      (79,802)   (1,037,817)     (403,802)     (1,245)       (20,417)
                         -----------   ----------    ----------    ----------    ----------     -------        -------
Net increase/
  (decrease)  ........        33,578       (1,022)      162,146     2,900,127       110,466      14,396        (11,439)
                         ===========   ==========    ==========    ==========    ==========     =======        =======
Class B Shares:
Sold  ................       253,156        9,389        29,848     2,204,357        26,727      34,575          5,698
Issued as
  reinvestment of
  dividends  .........         1,273          198           980        11,719         1,578        --              475
Redeemed  ............      (235,452)        (331)       (6,076)     (184,249)      (18,613)       --             (542)
                         -----------   ----------    ----------    ----------    ----------     -------        -------
Net increase  ........        18,977        9,256        24,752     2,031,827         9,692      34,575          5,631
                         ===========   ==========    ==========    ==========    ==========     =======        =======
Class C Shares:
Sold  ................       133,496        5,410       234,022         --          165,385       8,689          7,869
Issued as
  reinvestment of
  dividends  .........             4            9           161         --                2        --               86
Redeemed  ............      (121,579)          (2)     (185,999)        --         (126,816)       --           (1,815)
                         -----------   ----------    ----------    ----------    ----------     -------        -------
Net increase  ........        11,921        5,417        48,184         --           38,571       8,689          6,140
                         ===========   ==========    ==========    ==========    ==========     =======        =======
Class K Shares:
Sold  ................    15,187,815      525,081     2,900,852     2,143,298     2,865,640      20,097         81,024
Issued as
  reinvestment of
  dividends  .........           518        --               35           110           869        --             --
Redeemed  ............   (16,346,825)    (158,306)   (3,708,480)     (274,797)   (1,945,295)     (4,579)       (12,315)
                         -----------   ----------    ----------    ----------    ----------     -------        -------
Net increase/
  (decrease)  ........    (1,158,492)     366,775      (807,593)    1,868,611       921,214      15,518         68,709
                         ===========   ==========    ==========    ==========    ==========     =======        =======
Class Y Shares:
Sold  ................     2,517,095    2,239,730       847,658     7,982,383     2,420,567     181,860        645,678
Issued as
  reinvestment of
  dividends  .........        30,267          184         1,088         7,662        61,722        --           28,379
Redeemed  ............    (4,259,374)  (1,501,310)     (468,153)   (2,653,658)   (1,561,205)     (4,194)      (294,692)
                         -----------   ----------    ----------    ----------    ----------     -------        -------
Net increase/
  (decrease)  ........    (1,712,012)     738,604       380,593     5,336,387       921,084     177,666        379,365
                         ===========   ==========    ==========    ==========    ==========     =======        =======

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996 and December 26, 1996 respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C shares, Class K Shares and Class Y shares commenced operations on January 10, 1997, February 11 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996 respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
               Munder                        Munder                        Munder                        Munder
Munder         Real Estate    Munder         Small                         Framlington    Munder         Framlington
Multi-Season   Equity         Small-Cap      Company        Munder         Emerging       Framlington    International
Growth         Investment     Value          Growth         Value          Markets        Healthcare     Growth
Fund           Fund(b)        Fund(c)        Fund           Fund           Fund(d)        Fund(e)        Fund(f)
------------   ------------   ---------      ----------     ---------      -----------    -----------    -------------
   483,816        84,585        102,051       4,073,044       141,937       41,734         63,699           99,737

    19,537         1,277            298          32,016           515           74           --              --
  (220,758)      (10,673)        (5,688)     (3,795,299)      (65,495)        (631)        (2,682)          (2,540)
----------     ---------      ---------      ----------     ---------      -------        -------        ---------
   282,595        75,189         96,661         309,761        76,957       41,177         61,017           97,197
==========     =========      =========      ==========     =========      =======        =======        =========

   714,134       177,899         30,619         266,694        62,109       11,246         97,919           20,407

    83,151         1,184            408             974           328           14           --              --
  (536,526)      (11,359)            (1)        (43,006)       (4,251)        (916)            (7)          (9,066)
----------     ---------      ---------      ----------     ---------      -------        -------        ---------
   260,759       167,724         31,026         224,662        58,186       10,344         97,912           11,341
==========     =========      =========      ==========     =========      =======        =======        =========

   745,285        38,801         16,329       1,198,463        11,143        1,953         15,144            5,476

       937           145             35             310           192         --             --              --
  (603,919)       (2,165)         --         (1,095,914)       (3,665)        (128)          --              --
----------     ---------      ---------      ----------     ---------      -------        -------        ---------
   142,303        36,781         16,364         102,859         7,670        1,825         15,144            5,476
==========     =========      =========      ==========     =========      =======        =======        =========

 5,480,651       103,574      4,300,140       9,094,522       525,427      342,112         10,907          106,183

     5,174         --             --                924            30         --             --              --
(1,802,231)         (731)       (83,364)     (7,327,720)      (45,251)        --             --            (10,248)
----------     ---------      ---------      ----------     ---------      -------        -------        ---------
 3,683,594       102,843      4,216,776       1,767,726       480,206      342,112         10,907           95,935
==========     =========      =========      ==========     =========      =======        =======        =========

 3,198,676     1,714,854      1,565,794       2,938,830     2,741,436      393,313        191,665        2,135,815

    58,502         7,437          1,870          43,474        28,172           88           --              --
(2,276,376)      (80,307)       (50,309)     (1,054,932)     (111,678)     (19,946)          (191)         (36,195)
----------     ---------      ---------      ----------     ---------      -------        -------        ---------
   980,802     1,641,984      1,517,355       1,927,372     2,657,930      373,455        191,474        2,099,620
==========     =========      =========      ==========     =========      =======        =======        =========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund(a)         Fund(b)         Bond Fund(c)
                                           ------------    ------------    -------------   ------------    ------------
Amount
Class A Shares:
Sold  ..................................   $    722,605    $  3,845,090    $   172,931     $  1,484,727    $   253,986
Issued as reinvestment of dividends  ...         32,466         247,408            112           20,649         13,052
Redeemed  ..............................       (834,239)     (3,347,609)        (5,000)        (544,379)      (193,491)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $    (79,168)   $    744,889    $   168,043     $    960,997    $    73,547
                                           ============    ============    ===========     ============    ===========
Class B Shares:
Sold  ..................................   $    505,619    $    356,872    $    20,740     $  1,934,087    $    70,290
Issued as reinvestment of dividends  ...          5,598           5,729         --                7,163          6,877
Redeemed  ..............................       (251,200)         (2,449)        --             (841,994)       (25,132)
                                           ------------    ------------    -----------     ------------    -----------
Net increase  ..........................   $    260,017    $    360,152    $    20,740     $  1,099,256    $    52,035
                                           ============    ============    ===========     ============    ===========
Class C Shares:
Sold  ..................................   $    650,966    $  2,475,363         --         $     16,574    $    89,041
Issued as reinvestment of dividends  ...            437           3,113         --                   20         --
Redeemed  ..............................       (658,250)     (2,480,476)        --               (6,856)           (19)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $     (6,847)   $     (2,000)        --         $      9,738    $    89,022
                                           ============    ============    ===========     ============    ===========
Class K Shares:
Sold  ..................................   $ 13,725,771    $ 41,376,179    $   115,302     $ 61,223,031    $20,579,426
Issued as reinvestment of dividends  ...         --              38,309         --                3,554            301
Redeemed  ..............................    (11,079,199)    (87,290,552)       (15,959)     (27,554,020)    (7,789,915)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $  2,646,572    $(45,876,064)   $    99,343     $ 33,672,565    $12,789,812
                                           ============    ============    ===========     ============    ===========
Class Y Shares:
Sold  ..................................   $ 20,310,569    $ 32,107,963    $52,163,268     $  8,849,219    $   471,521
Issued as reinvestment of dividends  ...         33,206          41,666          5,749           18,056          6,295
Redeemed  ..............................    (20,461,565)    (53,975,282)      (130,550)      (1,006,807)       (42,281)
                                           ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  ...............   $   (117,790)   $(21,825,653)   $52,038,467     $  7,860,468    $   435,535
                                           ============    ============    ===========     ============    ===========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.

See Notes to Financial Statements.

---------------------------------------------
Munder           Munder           Munder
Tax-Free         Tax-Free         Short Term
Bond             Intermediate     Treasury
Fund             Bond Fund        Fund(d)
------------     ------------     -----------
$  2,651,583     $  4,542,574          --
      30,725          114,181          --
  (1,369,952)      (3,490,920)         --
------------     ------------     -----------
$  1,312,356     $  1,165,835          --
============     ============     ===========

$    485,874     $    221,204     $    68,495
         300              391          --
    (250,941)          --             (34,953)
------------     ------------     -----------
$    235,233     $    221,595     $    33,542
============     ============     ===========

      --               --              --
      --               --              --
      --               --              --
------------     ------------     -----------
      --               --              --
============     ============     ===========

$ 26,287,176     $ 21,354,645     $ 1,425,010
         976           10,316              22
 (35,771,754)     (73,796,440)         (5,491)
------------     ------------     -----------
$ (9,483,602)    $(52,431,479)    $ 1,419,541
============     ============     ===========

$  2,323,433     $  3,244,759     $52,806,009
         799              574         812,987
    (354,867)      (1,069,384)     (4,581,619)
------------     ------------     -----------
$  1,969,365     $  2,175,949     $49,037,377
============     ============     ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
     (Continued)
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------
                                                                                                           Munder
                                                           Munder          Munder          Munder U.S.     Michigan
                                           Munder          Intermediate    International   Government      Triple
                                           Bond            Bond            Bond            Income          Tax-Free
                                           Fund            Fund            Fund(a)         Fund(b)         Bond Fund(c)
                                           ----------      ------------    -------------   ----------      ------------
Shares
Class A Shares:
Sold  ..................................       74,757         411,150         17,619          147,994         26,624
Issued as reinvestment of dividends  ...        3,396          26,780             11            2,054          1,371
Redeemed  ..............................      (86,692)       (359,206)          (516)         (54,343)       (20,187)
                                           ----------      ----------      ---------       ----------      ---------
Net increase/(decrease)  ...............       (8,539)         78,724         17,114           95,705          7,808
                                           ==========      ==========      =========       ==========      =========
Class B Shares:
Sold  ..................................       53,020          38,333          2,108          191,518          7,428
Issued as reinvestment of dividends  ...          580             683          --                 701            726
Redeemed  ..............................      (26,060)           (276)         --             (83,881)        (2,621)
                                           ----------      ----------      ---------       ----------      ---------
Net increase  ..........................       27,540          38,740          2,108          108,338          5,533
                                           ==========      ==========      =========       ==========      =========
Class C Shares:
Sold  ..................................       67,270         264,896          --               1,648          9,301
Issued as reinvestment of dividends  ...           45             357          --                   2          --
Redeemed  ..............................      (68,024)       (264,567)         --                (667)            (2)
                                           ----------      ----------      ---------       ----------      ---------
Net increase/(decrease)  ...............         (709)            686          --                 983          9,299
                                           ==========      ==========      =========       ==========      =========
Class K Shares:
Sold  ..................................    1,434,648       4,430,395         12,057        6,094,852      2,153,255
Issued as reinvestment of dividends  ...        --              4,108          --                 353             32
Redeemed  ..............................   (1,159,269)     (9,358,156)        (1,619)      (2,742,562)      (814,695)
                                           ----------      ----------      ---------       ----------      ---------
Net increase/(decrease)  ...............      275,379      (4,923,653)        10,438        3,352,643      1,338,592
                                           ==========      ==========      =========       ==========      =========
Class Y Shares:
Sold  ..................................    2,124,698       3,444,548      5,269,912          881,230         49,599
Issued as reinvestment of dividends  ...        3,471           4,471            569            1,794            660
Redeemed  ..............................   (2,135,075)     (5,777,546)       (13,584)        (100,133)        (4,466)
                                           ----------      ----------      ---------       ----------      ---------
Net increase/(decrease)  ...............       (6,906)     (2,328,527)     5,256,897          782,891         45,793
                                           ==========      ==========      =========       ==========      =========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.

See Notes to Financial Statements.

------------------------------------------
Munder          Munder          Munder
Tax-Free        Tax-Free        Short Term
Bond            Intermediate    Treasury
Fund            Bond Fund       Fund(d)
----------      ------------    -----------
   254,403         435,557          --
     2,955          10,985          --
  (130,788)       (334,666)         --
----------      ----------      ---------
   126,570         111,876          --
==========      ==========      =========

    46,477          21,323          6,865
        27              36          --
   (24,129)          --            (3,485)
----------      ----------      ---------
    22,375          21,359          3,380
==========      ==========      =========

     --              --             --
     --              --             --
     --              --             --
----------      ----------      ---------
     --              --             --
==========      ==========      =========

 2,514,364       2,052,808        143,073
        94             993              2
(3,433,740)     (7,097,180)          (549)
----------      ----------      ---------
  (919,282)     (5,043,379)       142,526
==========      ==========      =========

   222,652         313,064      5,280,326
        77              55         81,447
   (33,925)       (103,099)      (458,745)
----------      ----------      ---------
   188,804         210,020      4,903,028
==========      ==========      =========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
     (Continued)
-----------------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           ----------------------------------------------------------------
                                           Munder           Munder           Munder           Munder
                                           Cash             Money            Tax-Free         U.S. Treasury
                                           Investment       Market           Money Market     Money Market
                                           Fund             Fund (a)         Fund             Fund
                                           -------------    -------------    -------------    -------------
Class A Shares:
Sold  ..................................   $ 265,542,230    $  28,917,566    $  11,521,703    $  23,806,876
Issued as reinvestment of dividends  ...       3,974,343           10,575          182,115          126,067
Redeemed  ..............................    (289,946,386)     (25,296,635)     (17,085,026)     (20,234,035)
                                           -------------    -------------    -------------    -------------
Net increase/(decrease)  ...............   $ (20,429,813)   $   3,631,506    $  (5,381,208)   $   3,698,908
                                           =============    =============    =============    =============
Class B Shares:
Sold  ..................................                    $   3,601,653
Issued as reinvestment of dividends  ...                            5,117
Redeemed  ..............................                       (3,279,798)
                                                            -------------
Net increase  ..........................                    $     326,972
                                                            =============
Class C Shares:
Sold  ..................................                    $  36,045,428
Issued as reinvestment of dividends  ...                           12,362
Redeemed  ..............................                      (34,302,600)
                                                            -------------
Net increase  ..........................                    $   1,755,190
                                                            =============
Class K Shares:
Sold  ..................................   $ 977,051,641                     $ 319,774,325    $ 119,384,579
Issued as reinvestment of dividends  ...         102,409                             7,415               77
Redeemed  ..............................    (924,819,467)                     (285,600,146)    (139,643,492)
                                           -------------                     -------------    -------------
Net increase/(decrease)  ...............   $  52,334,583                     $  34,181,594    $ (20,258,836)
                                           =============                     =============    =============
Class Y Shares:
Sold  ..................................   $ 455,034,404    $ 301,972,601    $ 147,408,752    $ 675,428,907
Issued as reinvestment of dividends  ...           5,498        7,034,959            2,621               10
Redeemed  ..............................    (493,438,788)    (407,782,588)    (150,058,895)    (751,768,784)
                                           -------------    -------------    -------------    -------------
Net decrease  ..........................   $ (38,398,886)   $ (98,775,028)   $  (2,647,522)   $ (76,339,867)
                                           =============    =============    =============    =============

----------------
(a) The Munder Money Market Fund Class C Shares commenced operations on October 17, 1996.

See Notes to Financial Statements.

Munder Accelerating Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98(g)      6/30/97(g)      6/30/96         6/30/95(d)      2/28/95(e)
                                           ----------      ----------      --------        ----------      ----------
Net asset value, beginning of period  ..   $ 14.56         $ 15.36         $  14.82        $ 12.73         $ 13.98
                                           -------         -------         --------        -------         -------
Income from investment operations:
Net investment income/(loss)  ..........      0.03           (0.05)           (0.05)         (0.01)          (0.03)
Net realized and unrealized gain/(loss)
  on investments  ......................      1.50            0.63             2.92           2.10           (0.88)
                                           -------         -------         --------        -------         -------
Total from investment operations  ......      1.53            0.58             2.87           2.09           (0.91)
                                           -------         -------         --------        -------         -------
Less distributions:
Dividends from net investment income  ..     (0.03)           --               --             --              --
Distributions from net realized gains  .     (3.98)          (1.38)           (2.33)          --             (0.34)
                                           -------         -------         --------        -------         -------
Total distributions  ...................     (4.01)          (1.38)           (2.33)          --             (0.34)
                                           -------         -------         --------        -------         -------
Net asset value, end of period  ........   $ 12.08         $ 14.56         $  15.36        $ 14.82         $ 12.73
                                           =======         =======         ========        =======         =======
Total return (b)  ......................     13.16%           4.83%           22.03%         16.42%          (6.45)%
                                           =======         =======         ========        =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $67,695         $87,693         $110,273        $85,685         $71,406
Ratio of operating expenses to average
  net assets  ..........................      1.20%           1.20%            1.20%          1.21%(c)        1.18%
Ratio of net investment income/(loss)
  to average net assets  ...............      0.19%          (0.32)%          (0.42)%        (0.21)%(c)      (0.25)%
Portfolio turnover rate  ...............        76%             88%             112%            31%             90%
Ratio of operating expenses to average
  net assets without waivers  ..........      1.20%           1.20%            1.27%          1.44%(c)        1.41%

----------------
(a) The Munder Accelerating Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                           -------         ----------      ----------      ----------      ----------
Net asset value, beginning of period  ..   $ 13.03         $12.37          $10.78          $ 9.97          $10.35
                                           -------         ------          ------          ------          ------
Income from investment operations:
Net investment income  .................      0.31           0.29            0.27            0.07            0.21
Net realized and unrealized gain/(loss)
  on investments  ......................      1.64           1.30            1.57            0.86           (0.42)
                                           -------         ------          ------          ------          ------
Total from investment operations  ......      1.95           1.59            1.84            0.93           (0.21)
                                           -------         ------          ------          ------          ------
Less distributions:
Dividends from net investment income  ..     (0.32)         (0.27)          (0.25)          (0.12)          (0.17)
Distributions from net realized gains  .     (1.17)         (0.66)            --              --              --
                                           -------         ------          ------          ------          ------
Total distributions  ...................     (1.49)         (0.93)          (0.25)          (0.12)          (0.17)
                                           -------         ------          ------          ------          ------
Net asset value, end of period  ........   $ 13.49         $13.03          $12.37          $10.78          $ 9.97
                                           =======         ======          ======          ======          ======
Total return (b)  ......................     15.86%         13.64%          17.17%           9.33%          (1.95)%
                                           =======         ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $31,748         $6,588          $1,718          $  168          $  151
Ratio of operating expenses to average
  net assets  ..........................      1.17%          1.22%           1.15%           1.16%(c)        1.22%
Ratio of net investment income to
  average net assets  ..................      2.41%          2.30%           2.29%           2.51%(c)        1.89%
Portfolio turnover rate  ...............        79%           125%            197%             52%            116%
Ratio of operating expenses to average
  net assets without waivers  ..........      1.17%          1.22%           1.26%           1.51%(c)        1.57%

----------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Period
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                           --------        ----------      ----------      ----------      ----------
Net asset value, beginning of period  ..   $  15.23        $  13.05        $  11.14        $  10.43        $  10.00
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income  .................       0.28            0.32            0.32            0.11            0.22
Net realized and unrealized gain on
  investments  .........................       2.97            3.14            1.99            0.78            0.36
                                           --------        --------        --------        --------        --------
Total from investment operations  ......       3.25            3.46            2.31            0.89            0.58
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..      (0.28)          (0.32)          (0.31)          (0.18)          (0.15)
Distributions from net realized gains  .      (2.56)          (0.96)          (0.09)           --             (0.00)(g)
                                           --------        --------        --------        --------        --------
Total distributions  ...................      (2.84)          (1.28)          (0.40)          (0.18)          (0.15)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $  15.64        $  15.23        $  13.05        $  11.14        $  10.43
                                           ========        ========        ========        ========        ========
Total return (b)  ......................      23.00%          28.12%          20.97%           8.57%           5.94%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $216,387        $212,415        $192,592        $132,583        $105,629
Ratio of operating expenses to average
  net assets  ..........................       1.19%           1.20%           1.21%           1.09% (c)       0.53%(c)
Ratio of net investment income to
  average net assets  ..................       1.78%           2.28%           2.56%           3.33% (c)       4.72%(c)
Portfolio turnover rate  ...............         73%             62%             37%             13%             12%
Ratio of operating expenses to average
  net assets without waivers  ..........       1.19%           1.20%           1.28%          15.51% (c)       1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Index 500 Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              K Shares
                                           ----------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97         6/30/96(d)      6/30/95(e)      2/28/95(d,f)
                                           --------        -------         ----------      ----------      ------------
Net asset value, beginning of period  ..   $  20.94        $ 16.16         $ 13.80         $12.40          $12.06
                                           --------        -------         -------         ------          ------
Income from investment operations:
Net investment income  .................       0.28           0.31            0.33           0.10            0.30
Net realized and unrealized gain on
  investments  .........................       5.48           5.04            3.07           1.44            0.50
                                           --------        -------         -------         ------          ------
Total from investment operations  ......       5.76           5.35            3.40           1.54            0.80
                                           --------        -------         -------         ------          ------
Less distributions:
Dividends from net investment income  ..      (0.27)         (0.30)          (0.32)         (0.14)          (0.29)
Distributions from net realized gains  .      (1.99)         (0.27)          (0.72)           --            (0.17)
                                           --------        -------         -------         ------          ------
Total distributions  ...................      (2.26)         (0.57)          (1.04)         (0.14)          (0.46)
                                           --------        -------         -------         ------          ------
Net asset value, end of period  ........   $  24.44        $ 20.94         $ 16.16         $13.80          $12.40
                                           ========        =======         =======         ======          ======
Total return (b)  ......................      29.42%         33.79%          25.37%         12.49%           6.90%
                                           ========        =======         =======         ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $168,639        $61,254         $17,068         $2,778          $1,746
Ratio of operating expenses to average
  net assets  ..........................       0.53%          0.54%           0.51%          0.50%(c)        0.50%
Ratio of net investment income to
  average net assets  ..................       1.23%          1.76%           2.13%          2.41%(c)        2.49%
Portfolio turnover rate  ...............          8%            11%              8%             6%              7%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.60%          0.64%           0.69%          0.63%(c)        0.64%

----------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

See Notes to Financial Statements.

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                              K Shares
                                           ----------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97(d)      6/30/96(d)      6/30/95(e)      2/28/95(d,f)
                                           --------        ----------      ----------      ----------      ------------
Net asset value, beginning of period  ..   $  15.74        $  15.08        $  13.42        $ 12.28         $ 13.68
                                           --------        --------        --------        -------         -------
Income from investment operations:
Net investment income  .................       0.16            0.14            0.15           0.11            0.17
Net realized and unrealized gain/(loss)
  on investments  ......................       0.32            2.31            1.63           1.03           (1.48)
                                           --------        --------        --------        -------         -------
Total from investment operations  ......       0.48            2.45            1.78           1.14           (1.31)
                                           --------        --------        --------        -------         -------
Less distributions:
Dividends from net investment income  ..      (0.19)          (0.20)          (0.12)          --             (0.03)
Distributions from net realized gains  .      (1.00)          (1.59)           --             --              --
Distributions from capital  ............       --              --              --             --             (0.06)
                                           --------        --------        --------        -------         -------
Total distributions  ...................      (1.19)          (1.79)          (0.12)          --             (0.09)
                                           --------        --------        --------        -------         -------
Net asset value, end of period  ........   $  15.03        $  15.74        $  15.08        $ 13.42         $ 12.28
                                           ========        ========        ========        =======         =======
Total return (b)  ......................       4.24%          18.09%          13.29%          9.28%          (9.68)%
                                           ========        ========        ========        =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $105,916        $135,593        $116,053        $73,168         $63,159
Ratio of operating expenses to average
  net assets  ..........................       1.25%           1.26%           1.26%          1.21%(c)        1.18%
Ratio of net investment income to
  average net assets  ..................       1.03%           0.98%           1.07%          2.57%(c)        1.31%
Portfolio turnover rate  ...............         41%             46%             75%            14%             20%
Ratio of operating expenses to average
  net assets without waivers  ..........       1.25%           1.26%           1.33%          1.46%(c)        1.43%

----------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                             K Shares
                                                     --------------------------
                                                     Year            Period
                                                     Ended           Ended
                                                     6/30/98(d)      6/30/97(d)
                                                     ----------      ----------
Net asset value, beginning of period  ............   $12.82          $10.12
                                                     ------          ------
Income from investment operations:
Net investment loss  .............................    (0.17)          (0.05)
Net realized and unrealized gain on investments  .     4.99            2.75
                                                     ------          ------
Total from investment operations  ................     4.82            2.70
                                                     ------          ------
Less distributions:
Distributions from net realized gains  ...........    (0.64)            --
                                                     ------          ------
Total distributions  .............................    (0.64)            --
                                                     ------          ------
Net asset value, end of period  ..................   $17.00          $12.82
                                                     ======          ======
Total return (b)  ................................    37.90%          26.68%
                                                     ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ............   $3,050          $  199
Ratio of operating expenses to average net assets      1.53%           1.50%(c)
Ratio of net investment loss to average net
  assets  ........................................    (0.98)%         (0.88)%(c)
Portfolio turnover rate  .........................      172%             68%
Ratio of operating expenses to average net assets
  without expenses reimbursed  ...................     1.78%           7.90%(c)

----------------
(a) The Munder Micro-Cap Equity Class K Shares commened operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Mid-Cap Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                           K Shares
                                           ------------------------------------------
                                           Year            Year            Period
                                           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97(d)      6/30/96(d)
                                           ----------      ----------      ----------
Net asset value, beginning of period  ..   $10.47          $11.56          $10.53
                                           ------          ------          ------
Income from investment operations:
Net investment loss  ...................    (0.06)          (0.07)          (0.04)
Net realized and unrealized gain on
  investments  .........................     0.56            0.18            1.07
                                           ------          ------          ------
Total from investment operations  ......     0.50            0.11            1.03
                                           ------          ------          ------
Less distributions:
Distributions from net realized gains  .    (0.05)          (1.20)            --
Distributions in excess of realized
  gains  ...............................    (0.21)            --              --
                                           ------          ------          ------
Total distributions  ...................    (0.26)          (1.20)            --
                                           ======          ======          ======
Net asset value, end of period  ........   $10.71          $10.47          $11.56
                                           ======          ======          ======
Total return (b)  ......................     4.85%           0.90%           9.78%
                                           ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $1,297          $1,100          $  421
Ratio of operating expenses to average
  net assets  ..........................     1.34%           1.24%           1.20%(c)
Ratio of net investment loss to average
  net assets  ..........................    (0.59)%         (0.61)%         (0.53)%(c)
Portfolio turnover rate  ...............      137%            162%            247%
Ratio of operating expenses to average
  net assets without waivers and/or
  expenses reimbursed  .................     1.34%           1.46%           1.38%(c)

----------------
(a) The Munder Mid-Cap Growth Fund Class K Shares commenced operations on October 2, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                     K Shares
                                           ------------------------------------------------------------
                                           Year            Year            Year            Period
                                           Ended           Ended           Ended           Ended
                                           6/30/98(e)      6/30/97(e)      6/30/96(e)      6/30/95(d,f)
                                           ----------      ----------      ----------      ------------
Net asset value, beginning of period  ..   $  18.00        $  14.83        $  12.02        $  12.20
                                           --------        --------        --------        --------
Income from investment operations:
Net investment income  .................       0.00(g)         0.04            0.06            0.00(g)
Net realized and unrealized gain/(loss)
  on investments  ......................       4.35            3.89            3.20           (0.18)
                                           --------        --------        --------        --------
Total from investment operations  ......       4.35            3.93            3.26           (0.18)
                                           --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..      (0.01)          (0.01)          (0.05)           --
Distributions from net realized gains  .      (0.92)          (0.75)          (0.40)           --
                                           --------        --------        --------        --------
Total distributions  ...................      (0.93)          (0.76)          (0.45)           --
                                           --------        --------        --------        --------
Net asset value, end of period  ........   $  21.42        $  18.00        $  14.83        $  12.02
                                           ========        ========        ========        ========
Total return (b)  ......................      25.05%          27.55%          27.56%          (1.48)%
                                           ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $275,378        $237,330        $140,833        $104,767
Ratio of operating expenses to average
  net assets  ..........................       1.21%           1.25%           1.26%           1.20%(c)
Ratio of net investment income to
  average net assets  ..................       0.00%           0.25%           0.44%           0.28%(c)
Portfolio turnover rate  ...............         34%             33%             54%             27%
Ratio of operating expenses to average
  net assets without waivers  ..........       1.39%           1.50%           1.51%           1.58%(c)

----------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

(f) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(g) Amount represents less than 0.01 per share.

See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                            K Shares
                                                     -----------------------
                                                     Year            Period
                                                     Ended           Ended
                                                     6/30/98(d)      6/30/97
                                                     ----------      -------
Net asset value, beginning of period  ............   $14.40          $12.07
                                                     ------          ------
Income from investment operations:
Net investment income  ...........................     0.69            0.40
Net realized and unrealized gain on investments  .     0.61            2.38
                                                     ------          ------
Total from investment operations  ................     1.30            2.78
                                                     ------          ------
Less distributions:
Dividends from net investment income  ............    (0.62)          (0.41)
Distributions in excess of net investment income        --            (0.01)
Distributions from net realized gains  ...........    (0.14)            --
Distributions from paid-in capital  ..............      --            (0.03)
                                                     ------          ------
Total distributions  .............................    (0.76)          (0.45)
                                                     ------          ------
Net asset value, end of period  ..................   $14.94          $14.40
                                                     ======          ======
Total return (b)  ................................     8.92%          23.11%
                                                     ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ............   $2,145          $1,481
Ratio of operating expenses to average net assets      1.28%           1.35%(c)
Ratio of net investment income to average net
  assets  ........................................     4.15%           3.80%(c)
Portfolio turnover rate  .........................       15%             15%
Ratio of operating expenses to average net assets
  without waivers and/or expenses reimbursed  ....     1.28%           1.38%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                             K Shares
                                                     --------------------------
                                                     Year            Period
                                                     Ended           Ended
                                                     6/30/98(d)      6/30/97(d)
                                                     ----------      ----------
Net asset value, beginning of period  ............   $ 12.04         $ 10.08
                                                     -------         -------
Income from investment operations:
Net investment income  ...........................      0.08            0.09
Net realized and unrealized gain on investments  .      2.83            1.91
                                                     -------         -------
Total from investment operations  ................      2.91            2.00
                                                     -------         -------
Less distributions:
Dividends from net investment income  ............     (0.06)          (0.04)
Distributions from net realized capital gains  ...     (0.64)           --
                                                     -------         -------
Total distributions  .............................     (0.70)          (0.04)
                                                     -------         -------
Net asset value, end of period  ..................   $ 14.25         $ 12.04
                                                     =======         =======
Total return (b)  ................................     24.53%          19.85%
                                                     =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ............   $84,699         $50,769
Ratio of operating expenses to average net assets       1.27%           1.38%(c)
Ratio of net investment income to average net
  assets  ........................................      0.56%           1.93%(c)
Portfolio turnover rate  .........................        53%             73%
Ratio of operating expenses to average net assets
  without waivers and/or expenses reimbursed  ....      1.27%           1.51%(c)

----------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98(f)      6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                           ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of period  ..   $  21.62        $  21.08        $  15.28        $ 13.89         $ 14.37
                                           --------        --------        --------        -------         -------
Income from investment operations:
Net investment loss  ...................      (0.13)          (0.12)          (0.12)         (0.02)          (0.04)
Net realized and unrealized gain/(loss)
  on investments  ......................       2.58            3.65            7.16           1.41           (0.42)
                                           --------        --------        --------        -------         -------
Total from investment operations  ......       2.45            3.53            7.04           1.39           (0.46)
                                           --------        --------        --------        -------         -------
Less distributions:
Distributions from net realized gains  .      (4.11)          (2.99)          (1.24)          --             (0.02)
                                           --------        --------        --------        -------         -------
Total distributions  ...................      (4.11)          (2.99)          (1.24)          --             (0.02)
                                           --------        --------        --------        -------         -------
Net asset value, end of period  ........   $  19.96        $  21.62        $  21.08        $ 15.28         $ 13.89
                                           ========        ========        ========        =======         =======
Total return (b)  ......................      12.36%          18.93%          48.28%         10.01%          (3.21)%
                                           ========        ========        ========        =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $159,837        $152,766        $111,669        $52,077         $45,080
Ratio of operating expenses to average
  net assets  ..........................       1.20%           1.22%           1.21%          1.21% (c)       1.23%
Ratio of net investment loss to average
  net assets  ..........................      (0.57)%         (0.62)%         (0.66)%        (0.41)%(c)      (0.40)%
Portfolio turnover rate  ...............        123%             98%             98%            39%             45%
Ratio of operating expenses to average
  net assets without waivers  ..........       1.20%           1.22%           1.28%          1.46% (c)       1.48%

----------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                     K Shares
                                                     ------------------------------------------
                                                     Year            Year            Period
                                                     Ended           Ended           Ended
                                                     6/30/98(d)      6/30/97(d)      6/30/96(d)
                                                     ----------      ----------      ----------
Net asset value, beginning of period  ............   $ 13.98         $11.57          $10.83
                                                     -------         ------          ------
Income from investment operations:
Net investment income  ...........................      0.09           0.08            0.05
Net realized and unrealized gain on investments  .      3.38           3.64            0.74
                                                     -------         ------          ------
Total from investment operations  ................      3.47           3.72            0.79
                                                     -------         ------          ------
Less distributions:
Dividends from net investment income  ............     (0.09)         (0.09)          (0.05)
Distributions from net realized gains  ...........     (1.15)         (1.22)           0.00
                                                     -------         ------          ------
Total distributions  .............................     (1.24)         (1.31)          (0.05)
                                                     -------         ------          ------
Net asset value, end of period  ..................   $ 16.21         $13.98          $11.57
                                                     =======         ======          ======
Total return (b)  ................................     25.84%         34.37%           7.33%
                                                     =======         ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ............   $14,754         $7,940          $1,018
Ratio of operating expenses to average net assets       1.24%          1.27%           1.20%(c)
Ratio of net investment income/(loss) to average
  net assets  ....................................      0.61%          0.70%           0.64%(c)
Portfolio turnover rate  .........................        92%           139%            223%
Ratio of operating expenses to average net assets
  without waivers and/or expenses reimbursed  ....      1.24%          1.31%           1.30%(c)

----------------
(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                            K Shares
                                                     -----------------------
                                                     Year            Period
                                                     Ended           Ended
                                                     6/30/98(d)      6/30/97
                                                     ----------      -------
Net asset value, beginning of period  ............   $10.89          $   9.45
                                                     ------          --------
Income from investment operations:
Net investment loss  .............................    (0.14)            (0.02)
Net realized and unrealized gain on investments  .     1.05              1.46
                                                     ------          --------
Total from investment operations  ................     0.91              1.44
                                                     ------          --------
Less distributions:
Dividends from net investment income  ............      --               --
Distributions from net realized gains  ...........      --               --
                                                     ------          --------
Total distributions  .............................      --               --
                                                     ------          --------
Net asset value, end of period  ..................   $11.80          $  10.89
                                                     ======          ========
Total return (b)  ................................     8.45%            15.24%
                                                     ======          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ............   $  163          $    119
Ratio of operating expenses to average net assets      1.62%             1.55%(c)
Ratio of net investment loss to average net
  assets  ........................................    (1.21)%           (0.95)% (c)
Portfolio turnover rate  .........................       47%               14%
Ratio of operating expenses to average net assets
  without expenses reimbursed  ...................     2.40%             7.33% (c)

----------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                              K Shares
                                                     --------------------------
                                                     Year            Period
                                                     Ended           Ended
                                                     6/30/98(d)      6/30/97(d)
                                                     ----------      ----------
Net asset value, beginning of period  ............   $ 12.92         $10.06
                                                     -------         ------
Income from investment operations:
Net investment income  ...........................      0.10           0.05
Net realized and unrealized gain/(loss) on
  investments  ...................................     (3.72)          2.84
                                                     -------         ------
Total from investment operations  ................     (3.62)          2.89
                                                     -------         ------
Less distributions:
Dividends from net investment income  ............     (0.04)         (0.03)
Distributions from net realized gains  ...........     (0.05)           --
Distributions in excess of net realized gains  ...     (0.22)           --
                                                     -------         ------
Total distributions  .............................     (0.31)         (0.03)
                                                     -------         ------
Net asset value, end of period  ..................   $  8.99         $12.92
                                                     =======         ======
Total return (b)  ................................    (28.34)%        28.69%
                                                     =======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ............   $31,790         $4,419
Ratio of operating expenses to average net assets       1.89%          1.79%(c)
Ratio of net investment income to average net
  assets  ........................................      0.93%          1.14%(c)
Portfolio turnover rate  .........................        94%            46%
Ratio of operating expenses to average net assets
  without expenses reimbursed  ...................      2.14%          5.43%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                   K Shares
                                                          --------------------------
                                                          Year            Period
                                                          Ended           Ended
                                                          6/30/98(d)      6/30/97(d)
                                                          ----------      ----------
Net asset value, beginning of period  .................   $11.35          $ 9.87
                                                          ------          ------
Income from investment operations:
Net investment income  ................................     0.02            0.05
Net realized and unrealized gain on investments  ......     0.61            1.43
                                                          ------          ------
Total from investment operations  .....................     0.63            1.48
                                                          ------          ------
Less distributions:
Dividends from net investment income  .................    (0.02)            --
Distributions from net realized gains  ................    (0.03)            --
Distributions in excess of net realized gains  ........    (0.01)            --
                                                          ------          ------
Total distributions  ..................................    (0.06)            --
                                                          ------          ------
Net asset value, end of period  .......................   $11.92          $11.35
                                                          ======          ======
Total return (b)  .....................................     5.60%          14.99%
                                                          ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  .................   $2,271          $1,089
Ratio of operating expenses to average net assets  ....     1.62%           1.55%(c)
Ratio of net investment income to average net assets  .     0.21%           1.01%(c)
Portfolio turnover rate  ..............................       38%             15%
Ratio of operating expenses to average net assets
  without expenses reimbursed  ........................     1.82%           2.56%(c)

----------------
(a) The Munder Framlington International Growth Class K Shares commened operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           ----------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98(d)      6/30/97         6/30/96         6/30/95(e)      2/28/95(d,f)
                                           ----------      -------         -------         ----------      ------------
Net asset value, beginning of period  ..   $  9.57         $  9.53         $  9.69         $  9.31         $  9.91
                                           -------         -------         -------         -------         -------
Income from investment operations:
Net investment income  .................      0.59            0.61            0.61            0.21            0.62
Net realized and unrealized gain/(loss)
  on investments  ......................      0.40            0.01           (0.19)           0.37           (0.64)
                                           -------         -------         -------         -------         -------
Total from investment operations  ......      0.99            0.62            0.42            0.58           (0.02)
                                           -------         -------         -------         -------         -------
Less distributions:
Dividends from net investment income  ..     (0.57)          (0.58)          (0.58)          (0.20)          (0.58)
                                           -------         -------         -------         -------         -------
Total distributions  ...................     (0.57)          (0.58)          (0.58)          (0.20)          (0.58)
                                           -------         -------         -------         -------         -------
Net asset value, end of period  ........   $  9.99         $  9.57         $  9.53         $  9.69         $  9.31
                                           =======         =======         =======         =======         =======
Total return (b)  ......................     10.57%           6.72%           4.35%           6.28%           0.44%
                                           =======         =======         =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $43,281         $34,999         $32,211         $36,718         $33,842
Ratio of operating expenses to average
  net assets  ..........................      0.96%           0.96%           0.95%           0.95%(c)        0.92%
Ratio of net investment income to
  average net assets  ..................      5.93%           6.34%           6.26%           6.47%(c)        6.57%
Portfolio turnover rate  ...............       222%            279%            507%             99%            165%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.96%           0.96%           1.04%           1.19%(c)        1.16%

----------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98(f)      6/30/97(f)      6/30/96         6/30/95(d)      2/28/95(e)
                                           ----------      ----------      -------         ----------      ----------
Net asset value, beginning of period  ..   $   9.33        $   9.31        $   9.51        $   9.27        $   9.91
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income  .................       0.55            0.55            0.58            0.22            0.56
Net realized and unrealized gain/(loss)
  on investments  ......................       0.15            0.02           (0.20)           0.24           (0.57)
                                           --------        --------        --------        --------        --------
Total from investment operations  ......       0.70            0.57            0.38            0.46           (0.01)
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..      (0.53)          (0.55)          (0.58)          (0.22)          (0.62)
Distributions from net realized gains  .       --              --              --              --             (0.01)
                                           --------        --------        --------        --------        --------
Total distributions  ...................      (0.53)          (0.55)          (0.58)          (0.22)          (0.63)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $   9.50        $   9.33        $   9.31        $   9.51        $   9.27
                                           ========        ========        ========        ========        ========
Total return (b)  ......................       7.73%           6.34%           4.04%           5.04%           0.54%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $355,840        $325,331        $370,493        $300,596        $285,493
Ratio of operating expenses to average
  net assets  ..........................       0.93%           0.93%           0.94%           0.95%(c)        0.93%
Ratio of net investment income to
  average net assets  ..................       5.77%           5.91%           6.08%           7.12%(c)        6.71%
Portfolio turnover rate  ...............        194%            325%            494%             84%             80%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.93%           0.93%           1.02%           1.19%(c)        1.18%

----------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout The Period
-----------------------------------------------------------------------------

                                                                 K Shares
                                                          -----------------------
                                                          Year            Period
                                                          Ended           Ended
                                                          6/30/98         6/30/97
                                                          -------         -------
Net asset value, beginning of period  .................   $ 9.83          $9.54
                                                          ------          -----
Income from investment operations:
Net investment income  ................................     0.19           0.09
Net realized and unrealized gain/(loss) on investments     (0.11)          0.20
                                                          ------          -----
Total from investment operations  .....................     0.08           0.29
                                                          ------          -----
Less distributions:
Dividends from net investment income  .................    (0.22)           --
Distributions from net realized gains  ................    (0.02)           --
                                                          ------          -----
Total distributions  ..................................    (0.24)          0.00
                                                          ------          -----
Net asset value, end of period  .......................   $ 9.67          $9.83
                                                          ======          =====
Total return (b)  .....................................     0.80%          3.04%
                                                          ======          =====
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  .................   $   77          $ 103
Ratio of operating expenses to average net assets  ....     1.11%          1.14%(c)
Ratio of net investment income to average net assets  .     3.53%          3.61%(c)
Portfolio turnover rate  ..............................       81%            75%
Ratio of operating expenses to average net assets
  without waivers  ....................................     1.11%          1.18%(c)

----------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Period
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97         6/30/96(f)      6/30/95(d)      2/28/95(e)
                                           -------         -------         ----------      ----------      ----------
Net asset value, beginning of period  ..   $  10.09        $   9.98        $  10.30        $   9.89        $  10.00
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income/(loss)  ..........       0.60            0.65            0.71            0.23            0.47
Net realized and unrealized gain/(loss)
  on investments  ......................       0.36            0.07           (0.27)           0.41           (0.12)
                                           --------        --------        --------        --------        --------
Total from investment operations  ......       0.96            0.72            0.44            0.64            0.35
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..      (0.61)          (0.61)          (0.68)          (0.23)          (0.46)
Distributions from net realized gains  .      (0.06)          (0.00)(g)       (0.08)           --              --
                                           --------        --------        --------        --------        --------
Total distributions  ...................      (0.67)          (0.61)          (0.76)          (0.23)          (0.46)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $  10.38        $  10.09        $   9.98        $  10.30        $   9.89
                                           ========        ========        ========        ========        ========
Total return (b)  ......................       9.70%           7.49%           4.32%           6.55%           3.68%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $219,724        $197,479        $158,948        $174,674        $165,298
Ratio of operating expenses to average
  net assets  ..........................       0.94%           0.96%           0.97%           0.97%(c)        0.95%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............       6.00%           6.51%           6.92%           6.96%(c)        7.02%(c)
Portfolio turnover rate  ...............         85%            130%            133%             42%            143%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.94%           0.96%           1.04%           1.21%(c)        1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Michigan Triple Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           ----------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97(d)      6/30/96(d)      6/30/95(d,e)    2/28/95(d,f)
                                           -------         ----------      ----------      ------------    ------------
Net asset value, beginning of period  ..   $  9.64         $  9.34         $  9.34         $  9.24         $  9.73
                                           -------         -------         -------         -------         -------
Income from investment operations:
Net investment income  .................      0.42            0.43            0.48            0.16            0.44
Net realized and unrealized gain/(loss)
  on investments  ......................      0.44            0.30           (0.00)(g)        0.10           (0.50)
                                           -------         -------         -------         -------         -------
Total from investment operations  ......      0.86            0.73            0.48            0.26           (0.06)
                                           -------         -------         -------         -------         -------
Less distributions:
Dividends from net investment income  ..     (0.42)          (0.43)          (0.48)          (0.16)          (0.43)
Distributions from net realized gains  .     (0.02)          (0.00)(g)        --              --              --
                                           -------         -------         -------         -------         -------
Total distributions  ...................     (0.44)          (0.43)          (0.48)          (0.16)          (0.43)
                                           -------         -------         -------         -------         -------
Net asset value, end of period  ........   $ 10.06         $  9.64         $  9.34         $  9.34         $  9.24
                                           =======         =======         =======         =======         =======
Total return (b)  ......................      9.02%           8.00%           5.14%           2.84%          (0.16)%
                                           =======         =======         =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $57,574         $43,316         $29,476         $25,549         $27,731
Ratio of operating expenses to average
net assets  ............................      0.98%           0.88%           0.51%           0.52%(c)        0.56%
Ratio of net investment income to
  average net assets  ..................      4.29%           4.57%           5.01%           5.06%(c)        4.81%
Portfolio turnover rate  ...............        34%             19%             31%              8%             53%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.98%           1.02%           1.09%           1.26%(c)        1.30%

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class K Shares commenced operations on January 3 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Period
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d,f)    2/28/95(e)
                                           -------         ----------      ----------      ------------    ----------
Net asset value, beginning of period  ..   $  10.52        $  10.35        $  10.30        $  10.14        $  10.00
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income  .................       0.49            0.47            0.46            0.15            0.31
Net realized and unrealized gain on
  investments  .........................       0.38            0.25            0.07            0.16            0.14
                                           --------        --------        --------        --------        --------
Total from investment operations  ......       0.87            0.72            0.53            0.31            0.45
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..      (0.49)          (0.47)          (0.47)          (0.15)          (0.31)
Distributions from net realized gains  .      (0.16)          (0.08)          (0.01)           --              --
                                           --------        --------        --------        --------        --------
Total distributions  ...................      (0.65)          (0.55)          (0.48)          (0.15)          (0.31)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $  10.74        $  10.52        $  10.35        $  10.30        $  10.14
                                           ========        ========        ========        ========        ========
Total return (b)  ......................       8.43%           7.13%           5.12%           3.09%           4.64%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $194,077        $190,243        $196,645        $232,040        $251,636
Ratio of operating expenses to average
  net assets  ..........................       0.93%           0.95%           0.98%           1.02%(c)        0.93%(c)
Ratio of net investment income to
  average net assets  ..................       4.60%           4.52%           4.42%           4.38%(c)        4.69%(c)
Portfolio turnover rate  ...............         61%             45%             15%             12%             50%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.93%           0.95%           1.06%           1.26%(c)        1.17%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                           -------         ----------      ----------      ----------      ----------
Net asset value, beginning of period  ..   $  10.41        $  10.34        $  10.37        $  10.17        $  10.44
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income  .................       0.43            0.41            0.41            0.14            0.38
Net realized and unrealized gain/(loss)
  on investments  ......................       0.13            0.10           (0.03)           0.20           (0.21)
                                           --------        --------        --------        --------        --------
Total from investment operations  ......       0.56            0.51            0.38            0.34            0.17
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..      (0.42)          (0.41)          (0.41)          (0.14)          (0.42)
Distributions from net realized gains  .      (0.09)          (0.03)           --              --             (0.02)
                                           --------        --------        --------        --------        --------
Total distributions  ...................      (0.51)          (0.44)          (0.41)          (0.14)          (0.44)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $  10.46        $  10.41        $  10.34        $  10.37        $  10.17
                                           ========        ========        ========        ========        ========
Total return (b)  ......................       5.44%           5.04%           3.69%           3.35%           2.05%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $295,601        $283,641        $333,768        $333,067        $345,658
Ratio of operating expenses to average
  net assets  ..........................       0.94%           0.93%           0.96%           0.98%(c)        0.95%
Ratio of net investment income to
  average net assets  ..................       4.07%           3.96%           3.91%           4.01%(c)        4.19%
Portfolio turnover rate  ...............         27%             31%             20%              5%             52%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.94%           0.93%           1.04%           1.22%(c)        1.19%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Short Term Treasury Fund(a)
Financial Highlights, For a Share Outstanding Throughout The Period
-----------------------------------------------------------------------------

                                                                   K Shares
                                                          -------------------------
                                                          Year            Period
                                                          Ended           Ended
                                                          6/30/98(d)      6/30/97(d)
                                                          ----------      ----------
Net asset value, beginning of period  .................   $10.01          $ 9.96
                                                          ------          ------
Income from investment operations:
Net investment income  ................................     0.50            0.12
Net realized and unrealized gain on investments  ......     0.03            0.06
                                                          ------          ------
Total from investment operations  .....................     0.53            0.18
                                                          ------          ------
Less distributions:
Dividends from net investment income  .................    (0.50)          (0.13)
                                                          ------          ------
Total distributions  ..................................    (0.50)          (0.13)
                                                          ------          ------
Net asset value, end of period  .......................   $10.04          $10.01
                                                          ======          ======
Total return (b)  .....................................     5.47%           1.78%
                                                          ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  .................   $  648          $1,426
Ratio of operating expenses to average net assets  ....     0.77%           0.77%(c)
Ratio of net investment income to average net assets  .     4.99%           5.01%(c)
Portfolio turnover rate  ..............................      104%             40%
Ratio of operating expenses to average net assets
  without expenses reimbursed by investment advisor  ..     0.89%           0.80%(c)

----------------
(a) The Munder Short Term Treasury Fund Class K Shares commenced operations on April 2, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97         6/30/96         6/30/95(d)      2/28/95(e)
                                           -------         -------         -------         ----------      ----------
Net asset value, beginning of period  ..   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income  .................      0.050           0.048           0.050           0.018           0.040
                                           --------        --------        --------        --------        --------
Total from investment operations  ......      0.050           0.048           0.050           0.018           0.040
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..     (0.050)         (0.048)         (0.050)         (0.018)         (0.040)
                                           --------        --------        --------        --------        --------
Total distributions  ...................     (0.050)         (0.048)         (0.050)         (0.018)         (0.040)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                           ========        ========        ========        ========        ========
Total return (b)  ......................       5.14%           4.90%           5.10%           1.81%           4.08%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $672,842        $599,858        $547,523        $558,628        $559,212
Ratio of operating expenses to average
  net assets  ..........................       0.66%           0.70%           0.68%           0.67%(c)        0.70%
Ratio of net investment income to
  average net assets  ..................       5.02%           4.81%           4.98%           5.49%(c)        4.12%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.66%           0.70%           0.68%           0.69%(c)        0.73%

----------------
(a) The Munder Cash Investment Fund Class K Shares commenced on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97         6/30/96         6/30/95(d)      2/28/95(e)
                                           -------         -------         -------         ----------      ----------
Net asset value, beginning of period  ..   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                           --------        --------        --------        --------        --------
Income from investment operations:
Net investment income  .................      0.029           0.028           0.030           0.011           0.024
                                           --------        --------        --------        --------        --------
Total from investment operations  ......      0.029           0.028           0.030           0.011           0.024
                                           --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income  ..     (0.029)         (0.028)         (0.030)         (0.011)         (0.024)
                                           --------        --------        --------        --------        --------
Total distributions  ...................     (0.029)         (0.028)         (0.030)         (0.011)         (0.024)
                                           --------        --------        --------        --------        --------
Net asset value, end of period  ........   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                           ========        ========        ========        ========        ========
Total return (b)  ......................       2.98%           2.90%           3.00%           1.12%           2.44%
                                           ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $205,600        $226,782        $192,591        $195,730        $195,926
Ratio of operating expenses to average
  net assets  ..........................       0.69%           0.68%           0.68%           0.69%(c)        0.70%
Ratio of net investment income to
  average net assets  ..................       2.93%           2.86%           2.99%           3.36%(c)        2.39%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.69%           0.68%           0.70%           0.74%(c)        0.75%

----------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                           K Shares
                                           --------------------------------------------------------------------------
                                           Year            Year            Year            Period          Year
                                           Ended           Ended           Ended           Ended           Ended
                                           6/30/98         6/30/97         6/30/96         6/30/95(d)      2/28/95(e)
                                           -------         -------         -------         ----------      ----------
Net asset value, beginning of period  ..   $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                           -------         -------         -------         -------         -------
Income from investment operations:
Net investment income  .................     0.048           0.047           0.048           0.017           0.037
                                           -------         -------         -------         -------         -------
Total from investment operations  ......     0.048           0.047           0.048           0.017           0.037
                                           -------         -------         -------         -------         -------
Less distributions:
Dividends from net investment income  ..    (0.048)         (0.047)         (0.048)         (0.017)         (0.037)
                                           -------         -------         -------         -------         -------
Total distributions  ...................    (0.048)         (0.047)         (0.048)         (0.017)         (0.037)
                                           -------         -------         -------         -------         -------
Net asset value, end of period  ........   $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                           =======         =======         =======         =======         =======
Total return (b)  ......................      4.87%           4.73%           4.89%           1.76%           3.83%
                                           =======         =======         =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $41,247         $41,877         $62,133         $74,210         $75,197
Ratio of operating expenses to average
  net assets  ..........................      0.72%           0.69%           0.69%           0.70% (c)       0.70%
Ratio of net investment income to
  average net assets  ..................      4.77%           4.64%           4.74%           5.23% (c)       3.73%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.72%           0.69%           0.71%           0.75% (c)       0.75%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

The Munder Funds
Notes To Financial Statements, June 30, 1998
-----------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Munder Funds") as follows:

MFI:
Equity Funds
Munder Micro-Cap Equity Fund
Munder Mid-Cap Growth Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

Income Funds
Munder International Bond Fund
Munder Short Term Treasury Fund

Money Market Fund
Munder Money Market Fund

MFT:
Equity Funds
Munder Accelerating Growth Fund
Munder Balanced Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Income Funds
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Triple Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Intermediate Bond Fund

Money Market Funds
Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund

Framlington:
Equity Funds
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds (with the exception of the Munder Short Term Treasury and the Munder Tax-Free Intermediate Bond Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Index 500 Fund and the Munder Tax-Free Intermediate Bond Fund offer four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Munder Short Term Treasury Fund offers two classes of shares -- Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Triple Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified.

      On February 24, 1998, the Board of Trustees of the Munder Funds Trust approved a proposal for the reorganization of the Munder Accelerating Growth Fund (the "Fund"). If the reorganization is approved by the shareholders of the Fund, the Fund's assets will be acquired by the Munder Multi-Season Growth Fund, shareholders of the Fund will become shareholders of the Munder Multi-Season Growth Fund and the Fund will be terminated. A shareholder meeting to consider the reorganization has been scheduled in the Fall of 1998, and if approved the reorganization will be completed in the Fall of 1998.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by the advisor, under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: Each Equity Fund and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. These funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of Munder International Equity Fund, Munder International Bond Fund, Munder Framlington Emerging Markets Fund, Munder Framlington International Growth Fund and Munder Framlington Healthcare Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each Equity Fund and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Options: Each Equity Fund and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which the Fund seeks to assert its rights. The Munder Funds' investment advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Munder Funds may lend portfolio securities, up to 25% (33-1/3% for Munder Money Market Fund) of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received, or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding the Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Multi-Season Growth Fund, Munder Index 500 Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      As determined at June 30, 1998, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Sub-Advisor, Custodian and Other Related
   Party Transactions

      Munder Capital Management (the "Advisor") serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                       Fees on Assets
                                                      Fees on Assets       Between      Fees on Assets
                                                           up to          $250 and         Exceeding
                                                       $250 Million     $500 Million     $500 Million
                                                      --------------   --------------   --------------
Munder Index 500 Fund .............................        0.20%            0.12%            0.07%
                                                          Fees on Assets         Fees on Assets
                                                        up to $500 Million   Exceeding $500 Million
                                                        ------------------   ----------------------
Munder Multi-Season Growth Fund .....................          1.00%                  0.75%
                                                          Fees on Assets         Fees on Assets
                                                        up to $250 Million   Exceeding $250 Million
                                                        ------------------   ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund .............          1.00%                  0.75%
                                                         Fees on Average
                                                         Daily Net Assets
                                                         ----------------
Munder Micro-Cap Equity .............................         1.00%
Munder Accelerating Growth Fund, Munder Growth &
  Income Fund, Munder International Equity Fund,
  Munder Small-Cap Value Fund, and Munder Small
  Company Growth Fund ...............................         0.75%
Munder Mid-Cap Growth Fund, Munder Real Estate Equity
  Investment Fund and Munder Value Fund .............         0.74%
Munder Balanced Fund ................................         0.65%
The Income Funds (excluding Munder Short Term
  Treasury Fund) ....................................         0.50%
Munder Short Term Treasury Fund .....................         0.25%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................         0.35%
Munder Money Market Fund ............................         0.40%
Munder Framlington Emerging Markets Fund ............         1.25%

      The Advisor voluntarily waived fees and reimbursed expenses for the year ended June 30, 1998 for the following Funds:

                         Fund                           Fees Waived   Expenses Reimbursed
                         ----                           -----------   -------------------
Munder Index 500 Fund ...............................    $  421,846             --
Munder Micro-Cap Equity Fund ........................         --            $ 75,264
Munder Multi-Season Growth Fund .....................     1,214,795             --
Munder Framlington Emerging Markets Fund ............         --             110,473
Munder Framlington Healthcare Fund ..................         --             112,541
Munder Framlington International Growth Fund ........         --             105,456
Munder Short Term Treasury Fund .....................         --              62,711

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. The Funds have received an order from the Securities and Exchange Commission allowing the Funds to escrow advisory fees payable to the Advisor until a shareholder vote for the consideration of new advisory contracts can be taken. This vote is expected to occur in November 1998.

      Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Prior to November 1, 1997, Comerica provided custodian services and received fees as compensation for its services, based on the aggregate average daily net assets of the Fund and certain other investment portfolios advised by the Advisor for which Comerica provided services. These fees were computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. After November 1, 1997, no compensation was paid to Comerica for its services as custodian to the Fund. Comerica earned $713,909 for its custodian and shareholder services to the Munder Funds for the year ended June 30, 1998.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee consisting of a $30,000 annual retainer per year for services in such capacity plus $2,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Shareholder Distribution and Service Plans

      The Munder Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Munder Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the year ended June 30, 1998, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                          Class A      Class B      Class C       Class K
                                                          Shares       Shares       Shares        Shares
                                                        12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                                        ----------   ----------   ----------   ------------
The Equity Funds (excluding the Munder Index 500
  Fund) .............................................      0.25%        1.00%        1.00%         0.25%
Munder Index 500 Fund ...............................      0.10%        0.45%        N/A           0.25%
The Income Funds ....................................      0.25%        1.00%        1.00%         0.25%
The Money Market Funds (excluding Munder Money
  Market Fund) ......................................      0.25%        N/A          N/A           0.15%
Munder Money Market Fund ............................      0.25%        1.00%        1.00%         N/A

4. Securities Transactions

      For the year ended June 30, 1998, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Accelerating Growth Fund .....................      $131,132,420         $258,348,206
Munder Balanced Fund ................................        37,497,127           40,500,824
Munder Growth & Income Fund .........................       176,361,019          205,261,443
Munder Index 500 Fund ...............................       180,603,510           49,798,858
Munder International Equity Fund ....................        88,825,899          133,847,376
Munder Micro-Cap Equity Fund ........................        95,616,767           49,131,212
Munder Mid-Cap Growth Fund ..........................        54,115,469           47,763,344
Munder Multi-Season Growth Fund .....................       291,571,646          208,714,369
Munder Real Estate Equity Investment Fund ...........        51,237,050           11,674,540
Munder Small-Cap Value Fund .........................       136,427,074           66,104,671
Munder Small Company Growth Fund ....................       482,806,852          457,660,934
Munder Value Fund ...................................       190,356,084          124,611,279
Munder Framlington Emerging Markets Fund ............        84,062,402           34,161,099
Munder Framlington Healthcare Fund ..................        23,933,631            6,307,746
Munder Framlington International Growth Fund. .......        59,952,311           18,990,349
Munder Bond Fund ....................................       276,319,788          192,833,454
Munder Intermediate Bond Fund .......................       546,932,776          388,771,650
Munder International Bond Fund ......................        40,217,175           38,453,893
Munder U.S. Government Income Fund ..................         4,500,000           21,588,069
Munder Michigan Triple Tax-Free Bond Fund ...........        30,570,617           17,505,859
Munder Tax-Free Bond Fund ...........................       121,967,928          125,370,285
Munder Tax-Free Intermediate Bond Fund ..............        95,408,657           81,980,836

      For the year ended June 30, 1998, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Accelerating Growth Fund .....................      $  3,131,765               --
Munder Balanced Fund ................................        19,754,842         $ 25,064,768
Munder Bond Fund ....................................       304,447,310          277,523,009
Munder Intermediate Bond Fund .......................       597,386,476          650,980,628
Munder U.S. Government Income Fund ..................       269,409,602          205,062,119
Munder Short Term Treasury Fund .....................        52,540,390           64,325,899

      At June 30, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                          Tax Basis      Tax Basis
                                                         Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Accelerating Growth Fund .....................   $ 42,005,020    $   238,794
Munder Balanced Fund ................................     15,877,073        432,204
Munder Growth & Income Fund .........................     55,938,516      2,058,912
Munder Index 500 Fund ...............................    262,939,091      8,061,030
Munder International Equity Fund ....................     64,835,399     19,568,402
Munder Micro-Cap Equity Fund ........................      3,706,938      4,073,646
Munder Mid-Cap Growth Fund ..........................      4,285,872      2,073,008
Munder Multi-Season Growth Fund .....................    248,679,074      2,546,124
Munder Real Estate Equity Investment Fund ...........      8,942,301      1,414,503
Munder Small-Cap Value Fund .........................     29,053,803      7,654,815
Munder Small Company Growth Fund ....................     48,878,064     23,557,156
Munder Value Fund ...................................     26,706,225      1,658,699
Munder Framlington Emerging Markets Fund ............      3,103,034     15,011,950
Munder Framlington Healthcare Fund ..................      2,673,803      2,271,526
Munder Framlington International Growth Fund ........     12,868,507      6,518,897
Munder Bond Fund ....................................      2,417,197          --
Munder Intermediate Bond Fund .......................      5,115,906      1,807,131
Munder International Bond Fund ......................        295,901      2,082,543
Munder U.S. Government Income Fund ..................      8,396,271        411,031
Munder Michigan Triple Tax-Free Bond Fund ...........      2,037,603         55,530
Munder Tax-Free Bond Fund ...........................     10,820,313        237,875
Munder Tax-Free Intermediate Bond Fund ..............      8,416,258         15,118
Munder Short Term Treasury ..........................         98,656         16,142

5. Geographic and Industry Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Triple Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Munder International Equity Fund and the Munder International Bond Fund primarily invest in foreign securities and the Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest as least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Munder Funds, including the fees and expenses of registering and qualifying the Funds' shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Capital Loss Carryforwards

      As determined at June 30, 1998, the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                             Expiring   Expiring   Expiring   Expiring    Expiring      Expiring
                         Fund                  1999       2000       2001       2002        2003          2005
                         ----                --------   --------   --------   --------    --------      --------
Munder Bond Fund .........................       --         --         --         --          --      $   768,438
Munder Intermediate Bond Fund ............       --         --         --         --     $8,558,139    11,240,318
Munder Cash Investment Fund ..............    $ 3,301    $ 1,650       --         --          --           --
Munder Tax-Free Money Market Fund ........     11,012     57,257    $39,684    $15,088       12,291        --


8. Subsequent Event

      The Board of Directors of the Munder Funds, Inc. voted on August 4, 1998, to close and liquidate the Munder Mid-Cap Growth Fund effective September 15, 1998.

                   [ This Page Intentionally Left Blank ]

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities of the Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Small Company Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund (fifteen of the portfolios constituting The Munder Funds Trust), the Munder Micro-Cap Equity Fund, Munder Mid-Cap Growth Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder International Bond Fund, Munder Short Term Treasury Fund and Munder Money Market Fund (nine of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 1998, the results of their operations for the year then ended and changes in their net assets and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
August 14, 1998

The Munder Funds
Tax Information, June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------

The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 1998, were as follows:

Munder Balanced Fund
  Federal Home Loan Mortgage Corporation ............    0.5%
  Federal National Mortgage Association .............    3.1%
  Government National Mortgage Association ..........    0.3%
  U.S. Treasury Bonds ...............................    5.1%
  U.S. Treasury Notes ...............................    9.1%

Munder Bond Fund
  Federal Home Loan Mortgage Corporation ............    0.7%
  Federal National Mortgage Association .............    9.9%
  Government Agency Debentures ......................    1.8%
  Government National Mortgage Association ..........    4.0%
  U.S. Treasury Bond ................................   10.7%
  U.S. Treasury Notes ...............................    9.9%

Munder Intermediate Bond Fund
  Federal Home Loan Mortgage Corporation ............    2.8%
  Federal National Mortgage Association .............    9.6%
  Government Agency Debentures ......................   18.5%
  Government National Mortgage Association ..........    2.1%
  Small Business Administration .....................    0.5%
  U.S. Treasury Notes ...............................   17.1%

Munder U.S. Government Income Fund
  Federal Home Loan Mortgage Corporation ............   42.5%
  Federal Housing Authority/Veterans Administration .    0.3%
  Federal National Mortgage Association .............   35.9%
  Government National Mortgage Association ..........    4.8%
  Small Business Administration .....................    0.2%
  U.S. Treasury Bonds ...............................    9.4%
  U.S. Treasury Notes ...............................    1.9%

Munder Short Term Treasury Fund
  U.S. Treasury Notes ...............................   95.5%

Munder U.S. Treasury Money Market Fund
  U.S. Treasury Bills ...............................   28.6%
  U.S. Treasury Notes ...............................   22.9%

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Accelerating Growth Fund .....................   15.9%
Munder Balanced Fund ................................   11.1%
Munder Growth & Income Fund .........................   31.0%
Munder Index 500 Fund ...............................   77.2%
Munder International Equity Fund ....................    3.2%
Munder Micro-Cap Equity Fund ........................    2.9%
Munder Mid-Cap Growth Fund ..........................   13.5%
Munder Small-Cap Value Fund .........................    9.9%
Munder Small Company Growth Fund ....................    1.9%
Munder Value Fund ...................................   10.9%
Munder Framlington Emerging Markets Fund ............    0.3%
Munder Framlington International Growth Fund ........    0.9%

Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Triple Tax-Free Bond Fund ...........    98.8%
Munder Tax-Free Bond Fund ...........................    99.3%
Munder Tax-Free Intermediate Bond Fund ..............   100.0%
Munder Tax-Free Money Market Fund ...................   100.0%

The following amounts have been designated as capital gain dividends for the purpose of the dividends paid deduction:

Munder Accelerating Growth Fund .....................   $ 3,701,350
Munder Balanced Fund ................................       573,112
Munder Index 500 Fund ...............................     1,732,847
Munder Multi-Season Growth Fund .....................     9,188,419
Munder Small Company Growth Fund ....................    19,158,171

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

ANNK98

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                        CLASS A, B & Y SHARES

                                                                       Annual
                                                                       Report



The Munder Funds
Investments                                                     JUNE 30, 1998
for all seasons


                                                    THE MUNDER INDEX 500 FUND

                                                         (INSIDE FRONT COVER)


                                                             "We continue to
                                                   be pleased with the degree
                                                     to which the Fund's per-
                                                         formance has tracked
                                                       the performance of the
                                                              S&P 500 Index."

The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     I am pleased to present the Munder Index 500 Fund's 1998 annual report. In this report, you will find information detailing the Fund's portfolio holdings and performance. We continue to be pleased with the degree to which the Fund's performance has tracked the performance of the S&P 500 Index.

     Our disciplined and systematic investment process has enabled us to minimize the impact of cashflows on the fund's overall performance versus the S&P 500 Index as the Fund grew to over $800 million in assets during the past year.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Funds.


        Very truly yours,


        /s/ Lee Munder
        --------------
        Lee Munder President

Table of
Contents

FUND OVERVIEW
            ii    Management's Discussion and Analysis
            iii   Munder Index 500 Fund
            iv    Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS --
            1     Munder Index 500 Fund
            11    Financial Statements
            16    Financial Highlights
            19    Notes to Financial Statements
                  Report of Ernst & Young LLP, Independent Auditors

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      The pattern of solid economic growth and low inflation that has been characteristic of the past several years continued during the Funds' fiscal year which ended June 30, 1998. Growth, however, appears to have slowed during the second quarter of 1998. The National Association of Purchasing Managers' Survey, an indicator of the pace of industrial activity, fell during the quarter. For the first time in several months, the Index, at 49.6 for June, was below a level of 50. Any reading less than 50 implies a contraction in the manufacturing sector.

      While some of the slowing in industrial activity may be due to the strike at General Motors, the primary reason for a reduction in the pace of economic growth appears to be the fall off in foreign demand stemming from weakness in Southeast Asia. First quarter of 1998 economic growth was over 5%, which is surprising considering there were significant declines in U.S. exports to Korea (-82% at an annual rate) and Japan (-27% at an annual rate.) There will undoubtedly be additional reductions in exports to the troubled Southeast Asian countries as well as some acceleration in imports from that region. However, we believe that it is unlikely that the fallout from Southeast Asia will be powerful enough to derail the U.S. expansion.

      The reason for optimism is that domestic demand is likely to continue to be more than robust enough to offset the declines in foreign demand. The U.S. consumer is still benefiting from rising wages, low inflation and relatively low interest rates. Consumer spending accounts for close to 67% of U.S. economic activity. This compares to exports, which account for a much smaller 13% of economic activity.

      Even with solid economic growth during the first half of 1998, inflation remained subdued. As of June 1998, the Consumer Price Index was up only 1.68% from year-ago levels. This continued moderation in inflation, along with the weakness in Southeast Asian economies and financial markets, reduces the probability that the Federal Reserve will feel the need to hike interest rates in the near term, despite significant public discussion of this topic by various Federal Reserve Governors.

The Stock Market

      The stock market, as measured by the S&P 500 Index, was up by 30.16% for the year ended June 30. From the first quarter of 1995 through June 30, the S&P 500 Index has registered fourteen consecutive positive quarters. Measuring from 1928, this surpasses the record of eleven sequential positive quarters that occurred from the third quarter of 1962 through the first quarter of 1965.

      The strength in the S&P 500 Index, however, conceals many of the cross-currents that were present in the stock market during the second quarter of 1998. The commonly reported S&P 500 Index is calculated on a capitalization-weighted basis. This means that the largest of the 500 companies in the Index have the greatest influence on its return. In fact, the largest 100 companies in the S&P 500 universe, with capitalizations of $21 billion or more, had a 66.6% weighting in the calculation of the Index's return for the second quarter. The smallest 100 companies in the S&P 500 universe, ranging in size from $500 million to $3.3 billion, had a 2.4% weight. In fact, in reviewing the companies that had the largest impact on the return of the S&P 500 Index, the largest 20 companies accounted for 68% of the total return of the S&P 500 Index during the second quarter of 1998.

      The narrowness of the returns in the stock market are even more apparent when one looks at some of the other indices. For example, the S&P 500 Index gained 3.30% for the quarter ended June 30, 1998, the S&P 400 Mid-Cap Index returned -2.14% for the quarter, and the S&P 600 Small-Cap Index generated an even weaker -4.45%.

      A large part of the explanation for the positive performance of equities is the continuation of large and positive money flows into equity mutual funds. These flows include foreign money that is being directed toward the U.S. equity market. This money flows first toward stocks that are believed to be most liquid and that has helped to boost the performance of the largest capitalization stocks. It is interesting to note that, at the end of the second quarter of 1998, flows into equity mutual funds in general were 27% higher than year-ago levels, while flows into small company and aggressive stock funds were 20% behind the year-ago pace.

      In addition to money flows, the overall investment environment has other favorable characteristics: relatively positive corporate earnings, continuing economic growth and low inflation. As valuations climb, however, the impact of negative news on stock prices will be amplified. Volatility will undoubtedly be a key characteristic of the stock market during the remainder of the year.

      The following paragraphs detail the performance of The Munder Index 500 Fund. This Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER INDEX 500 FUND

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 29.76% for the year ended 1998, compared to the 29.39% average one year return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. The Fund has earned median or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year, five-year, and ten-year time periods ended June 30, 1998.

      The S&P 500 Index earned a total return of 30.16% for the year ended June 30, 1998. This far outpaced the smaller cap segment of the stock market, with the S&P 400 Mid-Cap Index earning a return of 27.15% and the S&P 600 Small-Cap Index earning a return of 19.46%. The best performing sectors of the S&P 500 universe for the year included technology, healthcare and consumer cyclicals.

      The Fund continues to pay careful attention to the weight of each of its 500 holdings relative to the weights of the 500 stocks in the S&P 500 universe. This helps the Fund to meet its objective of tracking the total return of the S&P 500 Index. Cash flows are invested promptly to minimize their impact on the overall return of the Fund.

Hypotheticals and Total Returns
-----------------------------------------------------------------------------

The following graphs represent the performance of the Funds since inception, which includes a period of time when the Funds were managed by Munder Capital Management (approximately forty-one months) and a period of time when the Funds were managed by the predecessor. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class(es) of the Fund shown in the line The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.


Index 500 Fund
                         CLASS A,B,& Y SHARE HYPOTHETICAL

     A Hypothetical Illustration of a $10,000 Initial Investment--Class A




                                                              Lipper S&P 500
                          Class A          S&P 500           Funds Average
                       ----------        ---------           -------------
           12/9/92     $ 9,750.00        $10,000.00            $ 10,000.00
          12/31/92     $ 9,758.00        $10,122.00            $ 10,120.00
           1/31/93     $ 9,848.00        $10,207.00            $ 10,198.00
           2/28/93     $ 9,978.00        $10,346.00            $ 10,335.00
           3/31/93     $10,187.00        $10,564.00            $ 10,550.00
           4/30/93     $ 9,937.00        $10,309.00            $ 10,288.00
           5/31/93     $10,200.00        $10,584.00            $ 10,557.00
           6/30/93     $10,226.00        $10,615.00            $ 10,582.00
           7/31/93     $10,180.00        $10,572.00            $ 10,535.00
           8/31/93     $10,559.00        $10,972.00            $ 10,927.00
           9/30/93     $10,479.00        $10,888.00            $ 10,843.00
          10/31/93     $10,696.00        $11,113.00            $ 11,063.00
          11/30/93     $10,590.00        $11,007.00            $ 10,953.00
          12/31/93     $10,714.00        $11,140.00            $ 11,082.00
           1/31/94     $11,077.00        $11,519.00            $ 11,451.00
           2/28/94     $10,765.00        $11,206.00            $ 11,132.00
           3/31/94     $10,301.00        $10,718.00            $ 10,646.00
           4/30/94     $10,422.00        $10,856.00            $ 10,782.00
           5/31/94     $10,583.00        $11,033.00            $ 10,953.00
           6/30/94     $10,323.00        $10,763.00            $ 10,682.00
           7/31/94     $10,653.00        $11,116.00            $ 11,028.00
           8/31/94     $11,078.00        $11,571.00            $ 11,472.00
           9/30/94     $10,789.00        $11,288.00            $ 11,189.00
          10/31/94     $11,046.00        $11,542.00            $ 11,438.00
          11/30/94     $10,646.00        $11,122.00            $ 11,021.00
          12/31/94     $10,793.00        $11,287.00            $ 11,181.00
           1/31/95     $11,071.00        $11,579.00            $ 11,468.00
           2/28/95     $11,498.00        $12,030.00            $ 11,909.00
           3/31/95     $11,839.00        $12,384.00            $ 12,254.00
           4/30/95     $12,184.00        $12,749.00            $ 12,609.00
           5/31/95     $12,659.00        $13,257.00            $ 13,104.00
           6/30/95     $12,944.00        $13,565.00            $ 13,402.00
           7/31/95     $13,366.00        $14,015.00            $ 13,839.00
           8/31/95     $13,394.00        $14,050.00            $ 13,871.00
           9/30/95     $13,961.00        $14,642.00            $ 14,448.00
          10/31/95     $13,914.00        $14,590.00            $ 14,396.00
          11/30/95     $14,517.00        $15,230.00            $ 15,021.00
          12/31/95     $14,800.00        $15,523.00            $ 15,303.00
           1/31/96     $15,297.00        $16,051.00            $ 15,816.00
           2/29/96     $15,407.00        $16,200.00            $ 15,955.00
           3/31/96     $15,559.00        $16,356.00            $ 16,110.00
           4/30/96     $15,789.00        $16,597.00            $ 16,343.00
           5/31/96     $16,179.00        $17,024.00            $ 16,754.00
           6/30/96     $16,247.00        $17,089.00            $ 16,816.00
           7/31/96     $15,533.00        $16,335.00            $ 16,076.00
           8/30/96     $15,855.00        $16,680.00            $ 16,407.00
           9/30/96     $16,734.00        $17,618.00            $ 17,323.00
          10/31/96     $17,198.00        $18,104.00            $ 17,798.00
          11/30/96     $18,472.00        $19,471.00            $ 19,130.00
          12/31/96     $18,102.00        $19,085.00            $ 18,747.00
           1/31/97     $19,216.00        $20,277.00            $ 19,906.00
           2/28/97     $19,350.00        $20,436.00            $ 20,057.00
           3/31/97     $18,541.00        $19,598.00            $ 19,226.00
           4/30/97     $19,649.00        $20,767.00            $ 20,364.00
           5/31/97     $20,839.00        $22,037.00            $ 21,594.00
           6/30/97     $21,766.00        $23,016.00            $ 22,555.00
           7/31/97     $23,481.16        $24,848.07             $24,330.08
           8/30/97     $22,170.91        $23,456.58             $22,970.03
           9/30/97     $23,372.58        $24,742.00             $24,210.41
          10/31/97     $22,589.59        $23,915.62             $23,399.36
          11/30/97     $23,610.64        $25,022.91             $24,459.35
          12/31/97     $24,019.11        $25,453.31             $24,865.38
           1/31/98     $24,271.31        $25,735.84             $25,136.41
           2/28/98     $26,004.28        $27,591.39             $26,928.63
           3/31/98     $27,320.10        $29,004.07             $28,288.53
           4/30/98     $27,596.03        $29,297.01             $28,560.10
           5/31/98     $27,113.10        $28,907.36             $28,057.44
           6/30/98     $28,208.47        $30,081.00             $29,185.35



     A Hypothetical Illustration of a $10,000 Initial Investment--Class B



                                                           Lipper S&P 500
                         Class B           S&P 500         Funds Average
                         -------           -------         -------------
          10/31/95     $10,000.00        $10,000.00        $10,000.00
          11/30/95     $10,434.00        $10,438.00        $10,433.00
          12/31/95     $10,634.00        $10,639.00        $10,628.00
           1/31/96     $10,991.00        $11,001.00        $10,984.00
           2/29/96     $11,063.00        $11,103.00        $11,078.00
           3/31/96     $11,173.00        $11,210.00        $11,185.00
           4/30/96     $11,331.00        $11,375.00        $11,345.00
           5/31/96     $11,611.00        $11,668.00        $11,629.00
           6/30/96     $11,651.00        $11,713.00        $11,674.00
           7/31/96     $11,139.00        $11,196.00        $11,157.00
           8/30/96     $11,363.00        $11,432.00        $11,386.00
           9/30/96     $11,999.00        $12,075.00        $12,021.00
          10/31/96     $12,317.00        $12,408.00        $12,350.00
          11/30/96     $13,237.00        $13,345.00        $13,274.00
          12/31/96     $12,962.00        $13,081.00        $13,007.00
           1/31/97     $13,752.00        $13,898.00        $13,811.00
           2/28/97     $13,847.00        $14,007.00        $13,915.00
           3/31/97     $13,266.00        $13,432.00        $13,337.00
           4/30/97     $14,051.00        $14,233.00        $14,127.00
           5/31/97     $14,903.00        $15,104.00        $14,982.00
           6/30/97     $15,562.00        $15,775.00        $15,647.00
           7/31/97     $16,780.82        $17,030.69        $16,878.42
           8/30/97     $15,837.73        $16,076.97        $15,934.92
           9/30/97     $16,691.39        $16,957.99        $16,795.40
          10/31/97     $16,125.55        $16,391.59        $16,232.75
          11/30/97     $16,856.04        $17,150.52        $16,968.10
          12/31/97     $17,144.28        $17,445.51        $17,249.77
           1/31/98     $17,315.72        $17,639.16        $17,437.79
           2/28/98     $18,550.33        $18,910.94        $18,681.11
           3/31/98     $19,485.27        $19,879.18        $19,624.50
           4/30/98     $19,674.27        $20,079.96        $19,812.90
           5/31/98     $19,329.97        $19,812.90        $19,464.19
           6/30/98     $19,900.55        $20,617.30        $20,246.65

     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y



                                                              Lipper S&P 500
                        Class Y           S&P 500             Funds Average
                        -------           -------             -------------
           12/1/91     $10,000.00        $10,000.00             $10,000.00
          12/31/91     $11,110.00        $11,141.00             $11,133.00
           1/31/92     $10,904.00        $10,934.00             $10,923.00
           2/29/92     $11,044.00        $11,075.00             $11,063.00
           3/31/92     $10,824.00        $10,860.00             $10,846.00
           4/30/92     $11,137.00        $11,179.00             $11,158.00
           5/31/92     $11,177.00        $11,233.00             $11,210.00
           6/30/92     $11,016.00        $11,066.00             $11,040.00
           7/31/92     $11,462.00        $11,518.00             $11,481.00
           8/31/92     $11,228.00        $11,283.00             $11,244.00
           9/30/92     $11,350.00        $11,415.00             $11,370.00
          10/31/92     $11,385.00        $11,455.00             $11,404.00
          11/30/92     $11,774.00        $11,844.00             $11,787.00
          12/31/92     $11,908.00        $11,989.00             $11,927.00
           1/31/93     $12,017.00        $12,089.00             $12,019.00
           2/28/93     $12,176.00        $12,254.00             $12,181.00
           3/31/93     $12,431.00        $12,512.00             $12,437.00
           4/30/93     $12,126.00        $12,210.00             $12,129.00
           5/31/93     $12,446.00        $12,536.00             $12,442.00
           6/30/93     $12,478.00        $12,572.00             $12,473.00
           7/31/93     $12,422.00        $12,522.00             $12,419.00
           8/31/93     $12,884.00        $12,996.00             $12,881.00
           9/30/93     $12,787.00        $12,896.00             $12,776.00
          10/31/93     $13,052.00        $13,163.00             $13,035.00
          11/30/93     $12,922.00        $13,037.00             $12,906.00
          12/31/93     $13,073.00        $13,195.00             $13,061.00
           1/31/94     $13,517.00        $13,643.00             $13,495.00
           2/28/94     $13,147.00        $13,273.00             $13,118.00
           3/31/94     $12,569.00        $12,695.00             $12,547.00
           4/30/94     $12,725.00        $12,858.00             $12,705.00
           5/31/94     $12,922.00        $13,068.00             $12,909.00
           6/30/94     $12,604.00        $12,748.00             $12,591.00
           7/31/94     $13,016.00        $13,167.00             $12,998.00
           8/31/94     $13,546.00        $13,705.00             $13,523.00
           9/30/94     $13,203.00        $13,370.00             $13,191.00
          10/31/94     $13,513.00        $13,670.00             $13,482.00
          11/30/94     $13,025.00        $13,173.00             $12,991.00
          12/31/94     $13,212.00        $13,368.00             $13,180.00
           1/31/95     $13,553.00        $13,714.00             $13,519.00
           2/28/95     $14,075.00        $14,248.00             $14,039.00
           3/31/95     $14,500.00        $14,668.00             $14,448.00
           4/30/95     $14,923.00        $15,100.00             $14,867.00
           5/31/95     $15,505.00        $15,702.00             $15,450.00
           6/30/95     $15,861.00        $16,067.00             $15,803.00
           7/31/95     $16,378.00        $16,599.00             $16,321.00
           8/31/95     $16,424.00        $16,641.00             $16,358.00
           9/30/95     $17,114.00        $17,342.00             $17,040.00
          10/31/95     $17,056.00        $17,280.00             $16,979.00
          11/30/95     $17,796.00        $18,038.00             $17,717.00
          12/31/95     $18,144.00        $18,386.00             $18,046.00
           1/31/96     $18,765.00        $19,011.00             $18,655.00
           2/29/96     $18,899.00        $19,188.00             $18,823.00
           3/31/96     $19,089.00        $19,372.00             $19,007.00
           4/30/96     $19,359.00        $19,658.00             $19,279.00
           5/31/96     $19,849.00        $20,164.00             $19,764.00
           6/30/96     $19,923.00        $20,241.00             $19,841.00
           7/31/96     $19,061.00        $19,347.00             $18,961.00
           8/30/96     $19,455.00        $19,756.00             $19,351.00
           9/30/96     $20,537.00        $20,867.00             $20,434.00
          10/31/96     $21,107.00        $21,442.00             $20,995.00
          11/30/96     $22,680.00        $23,062.00             $22,570.00
          12/31/96     $22,220.00        $22,605.00             $22,121.00
           1/31/97     $23,585.00        $24,016.00             $23,492.00
           2/28/97     $23,762.00        $24,205.00             $23,670.00
           3/31/97     $22,776.00        $23,212.00             $22,690.00
           4/30/97     $24,121.00        $24,597.00             $24,034.00
           5/31/97     $25,594.00        $26,101.00             $25,490.00
           6/30/97     $26,736.00        $27,261.00             $26,627.00
           7/31/97     $28,839.59        $29,430.98             $28,722.54
           8/30/97     $27,233.22        $27,782.84             $27,116.95
           9/30/97     $28,701.09        $29,305.34             $28,581.27
          10/31/97     $27,753.96        $28,326.54             $27,623.80
          11/30/97     $29,019.54        $29,638.06             $28,875.16
          12/31/97     $29,512.87        $30,147.84             $29,354.48
           1/31/98     $29,822.76        $30,482.48             $29,674.45
           2/28/98     $31,964.03        $32,680.26             $31,790.24
           3/31/98     $33,587.80        $34,353.49             $33,395.64
           4/30/98     $33,927.04        $34,700.46             $33,716.24
           5/31/98     $33,333.32        $34,238.95             $33,122.83
           6/30/98     $34,689.98        $35,629.05             $34,454.37


                        GROWTH OF A $10,000 INVESTMENT
------------------------------------------------------------------------------
                                                                  Lipper
Class and                    With        Without                  S&P 500
Inception Date               Load           Load     S&P 500     FundsAverage
----------------------       ----        -------    --------     -------------
Class A-- 12/9/92         $28,189.68*   $28,931.00  $29,958.08    $29,183.93
Class B-- 10/31/95        $19,900.55+   $20,100.55  $20,532.88    $20,246.20
Class Y-- 12/1/91                N/A    $34,689.00  $35,482.77    $34,452.40


                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
    One      One           Five          Five    Since            Since
   Year     Year          Years         Years    Inception    Inception
  w/load   w/out load    w/load    w/out load    w/load       w/out load
  ------   ----------    ------    ----------    ---------    ----------
   26.35%*    29.61%     21.87%*      22.49%    20.49%*         21.05%
   26.17%*    29.17%       N/A          N/A     29.45%+         29.94%
     N/A      29.76%       N/A        22.68%       N/A          20.80%


---------
* Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares and of 3.00% for Class B Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends.

Munder Index 500 Fund
   Portfolio of Investments, June 30, 1998
-----------------------------------------------------------------------------

Shares                                                 Value
------                                                 -----

COMMON STOCKS -- 97.4%
    Advertising -- 0.2%
12,250   Interpublic Group of
           Companies, Inc.                           $ 743,422
15,300   Omnicom Group, Inc.                           763,087
                                                  ------------
                                                     1,506,509
                                                  ------------
    Aerospace -- 1.1%
90,898   Boeing Company                              4,050,642
11,400   General Dynamics Corporation                  530,100
17,571   Lockheed Martin Corporation                 1,860,330
 5,800   Northrop Grumman Corporation                  598,125
20,500   United Technologies
           Corporation                               1,896,250
                                                  ------------
                                                     8,935,447
                                                  ------------
    Airlines -- 0.4%
16,400   AMR Corporation+                            1,365,300
 6,800   Delta Air Lines, Inc.                         878,900
20,050   Southwest Airlines Company                    593,981
 9,100   US Airways Group, Inc.+                       721,175
                                                  ------------
                                                     3,559,356
                                                  ------------
    Apparel -- 0.3%
 6,300   Fruit Of The Loom, Inc.+                      209,081
 6,000   Liz Claiborne, Inc.                           313,500
25,600   NIKE, Inc., Class B                         1,246,400
 4,800   Reebok International Ltd.+                    132,900
10,800   V.F. Corporation                              556,200
                                                  ------------
                                                     2,458,081
                                                  ------------
    Automobiles -- 1.7%
58,100   Chrysler Corporation                        3,275,388
109,100  Ford Motor Company                          6,436,900
62,200   General Motors Corporation                  4,155,737
 6,280   Navistar International
           Corporation+                                181,335
                                                  ------------
                                                    14,049,360
                                                  ------------
    Automobile Parts & Equipment -- 0.4%
13,700   AutoZone, Inc.+                               437,544
 3,300   Cummins Engine, Inc.                          169,125
 9,300   Dana Corporation                              497,550
 5,400   Echlin, Inc.                                  264,937
16,125   Genuine Parts Company                         557,320
 7,600   Johnson Controls, Inc.                        434,625
 5,400   Pep Boys -- Manny, Moe & Jack                 102,263
11,000   TRW, Inc.                                     600,875
                                                  ------------
                                                     3,064,239
                                                  ------------
    Banks -- 9.3%
63,125   Banc One Corporation                        3,523,164
33,800   Bank of New York, Inc.                      2,051,237
61,432   BankAmerica Corporation                     5,310,028
26,400   BankBoston                                  1,468,500
 8,477   Bankers Trust New York
           Corporation                                 983,862
12,500   BB&T Corporation                              845,313
76,768   Chase Manhattan Corporation                 5,795,984
40,600   Citicorp                                    6,059,550
14,050   Comerica, Inc.                                930,813
20,925   Fifth Third Bancorporation                  1,318,275
25,831   First Chicago Corporation                   2,289,272
87,134   First Union Corporation                     5,075,555
25,590   Fleet Financial Group, Inc.                 2,136,765
17,300   Huntington Bancshares, Inc.                   579,550
39,600   KeyCorp                                     1,410,750
45,068   MBNA Corporation                            1,487,244
23,400   Mellon Bank Corporation                     1,629,225
12,000   Mercantile Bancorporation, Inc.               604,500
16,000   Morgan (J.P.) & Company, Inc.               1,874,000
53,989   Morgan Stanley, Dean Witter,
           Discover and Company                      4,933,245
29,200   National City Corporation                   2,073,200
86,159   NationsBank Corporation                     6,591,163
10,000   Northern Trust Corporation                    762,500
68,100   Norwest Corporation                         2,545,237
26,800   PNC Bank Corporation                        1,442,175
 9,400   Republic New York Corporation                 591,613
14,500   State Street Corporation                    1,007,750
16,000   Summit Bancorp                                760,000
19,000   SunTrust Banks, Inc.                        1,544,938
23,700   Synovus Financial Corporation                 562,875
66,779   U.S. Bancorp                                2,871,497
18,535   Wachovia Corporation                        1,566,208
34,860   Washington Mutual, Inc.                     1,514,231
 7,566   Wells Fargo & Company                       2,791,854
                                                  ------------
                                                    76,932,073
                                                  ------------
    Broadcasting -- 0.7%
64,600   CBS Corporation                             2,051,050
10,900   Clear Channel Communications+               1,189,462
54,800   MediaOne Group, Inc.                        2,407,775
 4,600   Meredith Corporation                          215,913
                                                  ------------
                                                     5,864,200
                                                  ------------
    Building Materials -- 0.9%
 5,200   Centex Corporation                            196,300
 4,050   Crane Company                                 196,678
 3,000   Fleetwood Enterprises                         120,000
66,123   Home Depot, Inc.                            5,492,342
 3,300   Kaufman & Broad Home
           Corporation                                 104,775
15,300   Masco Corporation                             925,650
10,933   Pall Corporation                              224,126
 3,800   Pulte Corporation                             113,525
                                                  ------------
                                                     7,373,396
                                                  ------------
    Business Equipment and Supplies -- 1.8%
10,500   Avery Dennison Corporation                    564,375
11,900   Ikon Office Solutions                         173,294
85,400   International Business
           Machines Corporation                      9,804,987
25,500   Pitney Bowes, Inc.                          1,227,188
29,500   Xerox Corporation                           2,997,937
                                                  ------------
                                                    14,767,781
                                                  ------------
    Business Services -- 0.2%
76,513   Cendant Corporation+                        1,597,209
 7,000   Deluxe Corporation                            250,687
 7,700   Moore Corporation Ltd.                        102,025
                                                  ------------
                                                     1,949,921
                                                  ------------
    Chemicals and Plastics -- 2.8%
21,100   Air Products & Chemicals, Inc.                844,000
19,950   Dow Chemical Company                        1,928,916
101,500  dupont (E.I.) de Nemours &
           Company                                   7,574,437
 7,075   Eastman Chemical Company                      440,419
11,600   Ecolab, Inc.                                  359,600
12,950   Engelhard Corporation                         262,238
 3,100   FMC Corporation+                              211,381
 5,100   Great Lakes Chemical
           Corporation                                 201,131
 8,500   Hercules, Inc.                                349,562
 4,000   Kerr-McGee Corporation                        231,500
 6,300   Mallinckrodt Group, Inc.                      187,031
36,400   Minnesota Mining &
           Manufacturing Company                     2,991,625
53,900   Monsanto Company                            3,011,662
11,900   Morton International, Inc.                    297,500
 5,800   Nalco Chemical Company                        203,725
 1,275   Octel Corporation+                             25,341
14,200   Praxair, Inc.                                 664,737
 7,400   Raychem Corporation                           218,763
17,900   Rockwell International
           Corporation                                 860,319
 5,200   Rohm & Haas Company                           540,475
 9,012   Sigma-Aldrich Corporation                     316,547
 6,000   Union Camp Corporation                        297,750
12,200   Union Carbide Corporation                     651,175
 6,800   W R Grace & Company+                          116,025
                                                  ------------
                                                    22,785,859
                                                  ------------
    Coal -- 0.2%
19,700   CSX Corporation                               896,350
 1,800   Eastern Enterprises                            77,175
 7,200   Fluor Corporation                             367,200
                                                  ------------
                                                     1,340,725
                                                  ------------
    Communication Equipment -- 1.2%
13,900   Cabletron Systems, Inc.+                      186,781
86,600   GTE Corporation                             4,817,125
 7,200   Harris Corporation                            321,750
53,800   Motorola, Inc.                              2,827,862
14,500   National Semiconductor
           Corporation+                                191,219
 7,000   Scientific-Atlanta, Inc.                      177,625
16,400   Tellabs, Inc.+                              1,174,650
                                                  ------------
                                                     9,697,012
                                                  ------------
    Computer Hardware, Software
      or Services -- 7.8%
32,000   3COM Corporation+                             982,000
 6,300   Adobe Systems, Inc.                           267,356
12,900   Advanced Micro Devices, Inc.+                 220,106
19,424   AMP, Inc.                                     667,700
11,700   Apple Computer, Inc.+                         335,644
 4,200   Autodesk, Inc.                                162,225
27,100   Automatic Data Processing, Inc.             1,974,912
20,000   Bay Networks, Inc.+                           645,000
 6,800   Ceridian Corporation+                         399,500
92,050   CISCO Systems, Inc.+                        8,474,353
148,624  Compaq Computer Corporation                 4,217,192
49,075   Computer Associates
           International, Inc.                       2,726,730
13,700   Computer Sciences Corporation                 876,800
 4,200   Data General Corporation+                      62,738
57,900   Dell Computer Corporation+                  5,373,844
14,000   Gateway 2000, Inc.+                           708,750
93,200   Hewlett Packard Company                     5,580,350
11,000   Honeywell, Inc.                               919,187
221,600  Microsoft Corporation+                     24,015,900
31,600   Novell, Inc.+                                 402,900
87,550   Oracle Systems Corporation+                 2,150,447
24,300   Parametric Technology
           Corporation+                                659,137
21,900   Seagate Technologies, Inc.+                   521,494
17,000   Silicon Graphics, Inc.+                       206,125
34,100   Sun Microsystems, Inc.+                     1,481,219
22,600   Unisys Corporation+                           638,450
                                                  ------------
                                                    64,670,059
                                                  ------------
    Computer -- Semiconductors -- 1.8%
32,900   Applied Materials+                            970,550
44,800   EMC Corporation+                            2,007,600
152,500  Intel Corporation                          11,304,062
12,500   LSI Logic Corporation+                        288,281
19,100   Micron Technology, Inc.+                      473,919
                                                  ------------
                                                    15,044,412
                                                  ------------
    Consumer Non-Durables -- 3.6%
20,900   Corning, Inc.                                 726,275
293,000  General Electric Company                   26,663,000
 8,800   Grainger (W.W.), Inc.                         438,350
30,800   Lowe's Companies, Inc.                      1,249,325
14,300   Newell Company                                712,319
                                                  ------------
                                                    29,789,269
                                                  ------------
    Consumer Services-- 0.2%
 9,300   Block (H & R), Inc.                           391,763
 5,450   Manor Care, Inc.                              209,484
23,000   Service Corporation
           International                               986,125
                                                  ------------
                                                     1,587,372
                                                  ------------
    Consumer Staples -- 0.1%
22,000   Pioneer Hi-Bred
           International, Inc.                         910,250
                                                  ------------
    Containers -- 0.2%
 2,400   Ball Corporation                               96,450
11,000   Crown Cork & Seal Company, Inc.               522,500
13,900   Owens-Illinois, Inc,+                         622,025
 7,369   Sealed Air Corporation+                       270,811
                                                  ------------
                                                     1,511,786
                                                  ------------
    Cosmetics -- Toiletry -- 0.1%
 4,800   Alberto-Culver Company, Class                 139,200
11,700   Avon Products, Inc.                           906,750
                                                  ------------
                                                     1,045,950
                                                  ------------
    Diversified -- 1.9%
 2,300   Aeroquip-Vickers, Inc.                        134,263
50,800   AlliedSignal Corporation                    2,254,250
14,640   Cognizant Corporation                         922,320
15,600   Fortune Brands, Inc.                          599,625
10,300   Loews Corporation                             897,387
30,500   Raytheon Company, Class B                   1,803,312
14,500   Textron, Inc.                               1,039,469
14,300   Thermo Electron Corporation+                  488,881
52,431   Tyco International Ltd.                     3,303,153
57,600   Unilever NV                                 4,546,800
                                                  ------------
                                                    15,989,460
                                                  ------------
    Electrical Equipment -- 0.4%
10,900   Cooper Industries, Inc.                       598,819
 3,600   Foster Wheeler Corporation                     77,175
 4,400   General Signal Corporation                    158,400
 4,350   Tektronix, Inc.                               153,881
35,100   Texas Instruments, Inc.                     2,046,769
 4,700   Thomas & Betts Corporation                    231,475
                                                  ------------
                                                     3,266,519
                                                  ------------
    Electronics -- 0.4%
 6,600   Eaton Corporation                             513,150
 4,000   EG & G, Inc.                                  120,000
39,800   Emerson Electric Company                    2,402,925
 7,800   KLA-Tencor Corporation+                       215,962
 9,200   Tandy Corporation                             488,175
                                                  ------------
                                                     3,740,212
                                                  ------------
    Energy and Resources -- 0.2%
15,965   Burlington Resources, Inc.                    687,493
15,800   Dresser Industries, Inc.                      696,187
21,278   Sempra Energy+                                590,465
                                                  ------------
                                                     1,974,145
                                                  ------------
    Entertainment -- 1.6%
 8,900   Brunswick Corporation                         220,275
61,336   Disney (Walt) Company                       6,444,114
 6,100   Harcourt General Corporation                  362,950
11,900   Hasbro, Inc.                                  467,819
 6,400   King World Productions, Inc.                  163,200
26,411   Mattel, Inc.                                1,117,515
53,100   Time Warner, Inc.                           4,536,731
                                                  ------------
                                                    13,312,604
                                                  ------------
    Financial Services -- 4.3%
41,500   American Express Company                    4,731,000
22,828   American General Corporation                1,625,068
31,175   Associates First Capital
           Corporation                               2,396,577
 4,600   Beneficial Corporation                        704,662
 5,900   Capital One Financial
           Corporation                                 732,765
 9,600   Countrywide Credit Industries                 487,200
 8,200   Dow Jones & Company, Inc.                     457,150
13,000   Equifax, Inc.                                 472,063
93,200   Fannie Mae                                  5,661,900
61,100   Federal Home Loan Mortgage
           Corporation                               2,875,519
40,192   First Data Corporation                      1,338,896
12,000   Green Tree Financial
           Corporation                                 513,750
29,000   Household International, Inc.               1,442,750
10,700   Lehman Brothers Holdings, Inc.                829,919
31,100   Merrill Lynch & Company, Inc.               2,868,975
24,000   Schwab (Charles) Corporation                  780,000
15,300   SLM Holding Corporation                       749,853
 4,900   Temple-Inland, Inc.                           263,988
103,412  Travelers Group, Inc.                       6,269,352
                                                  ------------
                                                    35,201,387
                                                  ------------
    Food and Beverages -- 6.3%
 22,100  Albertson's, Inc.                           1,145,056
 43,700  Anheuser-Busch Companies, Inc.              2,062,094
 26,000  Bestfoods                                   1,509,625
 40,800  Campbell Soup Company                       2,167,500
222,100  Coca-Cola Company                          18,989,550
 43,250  ConAgra, Inc.                               1,370,484
  3,100  Coors (Adolph) Company, Class B               105,400
 32,900  Heinz (H.J.) Company                        1,846,512
 12,900  Hershey Foods Corporation                     890,100
 36,800  Kellogg Company                             1,382,300
 34,100  PepsiCo, Inc.                               5,523,244
218,500  Philip Morris Cos, Inc.                     8,603,437
 12,200  Quaker Oats Company                           670,238
  9,500  Ralston-Purina Company                      1,109,719
 42,000  Sara Lee Corporation                        2,349,375
 31,300  Seagram Company Ltd.                        1,281,344
 16,700  UST, Inc.                                     450,900
 10,500  Wrigley (Wm) Jr. Company                    1,029,000
                                                  ------------
                                                    52,485,878
                                                  ------------
    Food Distribution -- 0.6%
51,314   Archer-Daniels-Midland
           Company                                     994,209
14,200   General Mills, Inc.                           970,925
 3,300   Great Atlantic & Pacific Tea
           Company, Inc.                               109,106
23,000   Kroger Company+                               986,125
 5,300   Supervalu, Inc.                               235,188
30,200   Sysco Corporation                             773,875
13,100   Winn Dixie Stores, Inc.                       670,556
                                                  ------------
                                                     4,739,984
                                                  ------------
    Glass Products -- 0.2%
 4,600   Owens Corning Fiberglass
           Corporation                                 187,738
16,000   PPG Industries, Inc.                        1,113,000
                                                  ------------
                                                     1,300,738
                                                  ------------
    Health Care Facilities -- 0.4%
57,877   Columbia/HCA Healthcare
           Corporation                               1,685,668
15,000   Humana, Inc.+                                 467,812
27,700   Tenet Healthcare Corporation+                 865,625
                                                  ------------
                                                     3,019,105
                                                  ------------
    Health Care Products -- 4.1%
138,800  Abbott Laboratories                         5,673,450
 5,600   Allergan, Inc.                                259,700
 4,800   Bausch & Lomb, Inc.                           240,600
11,100   Becton, Dickinson & Company                   861,638
107,500  Merck & Co., Inc.                          14,378,125
117,400  Pfizer, Inc.                               12,759,912
                                                  ------------
                                                    34,173,425
                                                  ------------
    Holding Companies-- 0.2%
 8,600   Providian, LLC                                675,637
20,900   Public Service Enterprise                     719,744
                                                  ------------
                                                     1,395,381
                                                  ------------
    Home Appliances -- 0.4%
 8,500   Black & Decker Corporation                    518,500
22,500   Illinois Tool Works, Inc.                   1,500,469
 8,400   Maytag Corporation                            414,750
 5,150   Snap-On, Inc.                                 186,688
 7,700   Stanley Works                                 320,031
 6,500   Whirlpool Corporation                         446,875
                                                  ------------
                                                     3,387,313
                                                  ------------
    Home Furnishings and Housewares -- 0.8%
118,000  American Home Products
           Corporation                               6,106,500
 3,600   Armstrong World                               242,550
13,200   Rubbermaid, Inc.                              438,075
 1,800   Springs Industries, Inc.                       83,025
 5,400   Tupperware Corporation                        151,875
                                                  ------------
                                                     7,022,025
                                                  ------------
    Hotels and Restaurants -- 0.9%
13,100   Darden Restaurants, Inc.                      207,963
 9,100   Harrah's Entertainment
           Corporation+                                211,575
22,000   Hilton Hotels Corporation                     627,000
23,000   Marriott International, Inc.                  744,625
61,800   McDonald's Corporation                      4,264,200
15,800   Mirage Resorts, Inc.+                         336,737
13,740   Tricon Global Restaurants, Inc.+              435,386
11,700   Wendy's International, Inc.                   274,950
                                                  ------------
                                                     7,102,436
                                                  ------------
    Insurance -- 3.8%
12,914   Aetna Life & Casualty Company                 983,078
37,760   Allstate Corporation                        3,457,400
62,914   American International
           Group, Inc.                               9,185,444
15,150   AON Corporation                             1,064,288
14,900   Chubb Corporation                           1,197,587
19,500   CIGNA Corporation                           1,345,500
15,000   Cincinnati Financial
           Corporation                                 575,625
16,500   Conseco, Inc.                                 771,375
 6,800   General Re Corporation                      1,723,800
10,600   Hartford Financial Services
           Group, Inc.                               1,212,375
 9,250   Jefferson-Pilot Corporation                   535,922
 8,700   Lincoln National Corporation                  794,963
23,100   Marsh & McLennan
           Companies, Inc.                           1,396,106
 8,800   MBIA, Inc.                                    658,900
10,300   MGIC Investment Corporation                   587,744
 6,200   Progressive Corporation                       874,200
12,400   SAFECO Corporation                            563,425
21,058   St. Paul Companies, Inc.                      885,752
17,600   SunAmerica, Inc.                            1,010,900
12,300   Torchmark, Inc.                               562,725
 5,400   Transamerica Corporation                      621,675
17,300   United Healthcare Corporation               1,098,550
12,400   UNUM Corporation                              688,200
                                                  ------------
                                                    31,795,534
                                                  ------------
    Investment Companies -- 0.2%
10,200   Bear Stearns Companies, Inc.                  580,227
22,800   Franklin Resources, Inc.                    1,231,200
                                                  ------------
                                                     1,811,427
                                                  ------------
    Machinery and Heavy Equipment -- 0.6%
32,800   Caterpillar, Inc.                           1,734,300
 3,500   Cincinnati Milacron, Inc.                      85,094
22,000   Deere & Company                             1,163,250
20,100   Dover Corporation                             688,425
14,550   Ingersoll-Rand Company                        641,109
 9,950   Parker-Hannifin Corporation                   379,344
                                                  ------------
                                                     4,691,522
                                                  ------------
    Manufacturing -- 0.6%
20,450   Alcan Aluminum Ltd.                           564,931
15,000   Aluminum Company of America                   989,063
17,500   Boston Scientific Corporation+              1,253,437
 2,200   Briggs & Stratton Corporation                  82,363
 6,000   Brown-Forman Corporation, Class B             385,500
 6,500   Case Corporation                              313,625
 7,040   PACCAR, Inc.                                  367,840
 6,400   Reynolds Metals Company                       358,000
15,600   Sherwin-Williams Company                      516,750
                                                  ------------
                                                     4,831,509
                                                  ------------
    Medical Instruments, Services,
      and Supplies -- 2.2%
 4,900   Bard (C.R.), Inc.                             186,506
25,300   Baxter International, Inc.                  1,361,456
10,100   Biomet, Inc.                                  333,931
 9,700   Cardinal Health, Inc.                         909,375
13,600   Guidant Corporation                           969,850
38,600   HBO & Company                               1,360,650
35,989   HEALTHSOUTH Corporation+                      960,456
120,900  Johnson & Johnson Company                   8,916,375
42,200   Medtronic, Inc.                             2,690,250
 2,100   Shared Medical Systems
           Corporation                                 154,219
 8,050   St. Jude Medical, Inc.+                       296,341
 6,700   United States Surgical
           Corporation                                 305,688
                                                  ------------
                                                    18,445,097
                                                  ------------
    Metals and Mining -- 0.4%
17,727   Allegheny Teldyne, Inc.                       405,505
 3,600   ASARCO, Inc.                                   80,100
33,500   Barrick Gold Corporation                      642,781
20,700   Battle Mountain Gold Company                  122,906
 8,100   Cyprus Amax Minerals Company                  107,325
17,000   Freeport McMoRan Copper &
           Gold, Class B                               258,188
19,000   Homestake Mining Company                      197,125
14,700   Inco Ltd.                                     200,288
   900   NACCO Industries Inc., Class A                116,325
13,755   Newmont Mining Corporation                    324,962
 5,100   Phelps Dodge Corporation                      291,656
22,500   Placer Dome, Inc.                             264,375
                                                  ------------
                                                     3,011,536
                                                  ------------
    Natural Gas -- 0.4%
 7,200   Columbia Gas System, Inc.                     400,500
 8,600   Consolidated Natural Gas
           Company                                     506,325
29,565   Enron Corporation                           1,598,358
 4,200   NICOR, Inc.                                   168,525
 2,700   ONOEK, Inc.                                   107,663
 9,900   Sonat, Inc.                                   382,387
                                                  ------------
                                                     3,163,758
                                                  ------------
    News and Publishing -- 0.8%
25,600   Gannett Company, Inc.                       1,819,200
50,094   Kimberly-Clark Corporation                  2,298,062
 7,300   Knight-Ridder, Inc.                           401,956
 8,600   New York Times Company, Class A               681,550
 8,100   Times Mirror Company (New),
           Class A                                     509,288
11,000   Tribune Company                               756,937
                                                  ------------
                                                     6,466,993
                                                  ------------
    Oil -- 6.6%
 8,000   Amerada Hess Corporation                      434,500
86,300   Amoco Corporation                           3,592,237
 8,900   Apache Corporation                            280,350
 6,500   Ashland, Inc.                                 335,563
28,900   Atlantic Richfield Company                  2,257,812
15,300   Baker Hughes, Inc.                            528,806
58,800   Chevron Corporation                         4,884,075
 9,400   Coastal Corporation                           656,237
220,000  Exxon Corporation                          15,688,750
23,700   Halliburton Company                         1,056,131
 9,700   Louisiana Land & Exploration
           Company                                     177,025
 5,400   McDermott International, Inc.                 185,963
70,300   Mobil Corporation                           5,386,737
33,000   Occidental Petroleum
           Corporation                                 891,000
 9,500   Oryx Energy Company+                          210,188
 4,100   Pennzoil Company                              207,563
23,500   Phillips Petroleum Company                  1,132,406
192,800  Royal Dutch Petroleum
           Company                                  10,567,850
15,000   Tenneco, Inc.                                 570,938
48,700   Texaco, Inc.                                2,906,781
22,200   Union Pacific Corporation                     979,575
22,355   Union Pacific Resources Group                 392,610
21,600   Unocal Corporation                            772,200
26,000   USX-Marathon Group                            892,125
                                                  ------------
                                                    54,987,422
                                                  ------------
    Oil Equipment and Services -- 0.4%
 4,400   Helmerich & Payne, Inc.                        97,900
44,900   Schlumberger Ltd.                           3,067,231
 4,600   Western Atlas, Inc.                           390,425
                                                  ------------
                                                     3,555,556
                                                  ------------
    Paper and Forest Products -- 0.6%
 4,600   Bemis Company, Inc.                           188,025
 4,800   Boise Cascade Corporation                     157,200
 8,700   Champion International
           Corporation                                 427,931
19,825   Fort James Corporation                        882,212
 8,000   Georgia-Pacific Corporation                   471,500
 4,300   Harnischfeger Industries, Inc.                121,744
27,619   International Paper Company                 1,187,617
 9,300   Mead Corporation                              295,275
 2,300   Potlatch Corporation                           96,600
 8,981   Stone Container Corporation                   140,328
17,550   Weyerhaeuser Company                          810,591
10,000   Willamette Indutries, Inc.                    320,000
                                                  ------------
                                                     5,099,023
                                                  ------------
    Personal Items -- 3.0%
 26,600  Colgate-Palmolive Company                   2,340,800
101,020  Gillette Company                            5,726,571
  9,400  International Flavors &
           Fragrances, Inc.                            408,313
  3,400  Jostens, Inc.                                  81,175
120,600  Procter & Gamble Company                   10,982,137
 73,700  Warner-Lambert Company                      5,112,938
                                                  ------------
                                                    24,651,934
                                                  ------------
    Petroleum Refining -- 0.3%
 5,100   Anadarko Petroleum
           Corporation                                 342,656
 7,800   Rowan Companies+                              151,613
 8,400   Sun Company                                   326,025
38,100   Williams Companies, Inc.                    1,285,875
                                                  ------------
                                                     2,106,169
                                                  ------------
    Pharmaceuticals -- 3.1%
 7,800   ALZA Corporation                              337,350
89,520   Bristol-Myers Squibb Company               10,289,205
99,600   Lilly (Eli) & Company                       6,579,825
45,720   Pharmacia & Upjohn, Inc.                    2,108,835
66,000   Schering-Plough Corporation                 6,047,250
                                                  ------------
                                                    25,362,465
                                                  ------------
    Photographic Equipment and Supplies -- 0.3%
29,000   Eastman Kodak Company                       2,118,812
 3,950   Polaroid Corporation                          140,472
                                                  ------------
                                                     2,259,284
                                                  ------------
    Printing and Publishing -- 0.3%
 6,500   American Greetings
           Corporation, Class A                        331,094
12,600   Donnelley (R.R.) & Sons
           Company                                     576,450
15,440   Dun & Bradstreet Corporation+                 557,770
 8,900   McGraw-Hill, Inc.                             725,906
 9,150   Westvaco Corporation                          258,488
                                                  ------------
                                                     2,449,708
                                                  ------------
    Railroads -- 0.1%
34,100   Norfolk Southern Corporation                1,016,606
                                                  ------------
    Research and Development -- 0.2%
22,900   Amgen, Inc.                                 1,497,088
                                                  ------------
    Retail -- Store -- 4.0%
   271   Abercrombie and Fitch
           Company+                                     11,924
24,600   American Stores Company                       595,012
 8,900   Circuit City Stores --
           Circuit City Group                          417,187
 9,480   Consolidated Stores
           Corporation+                                343,650
19,417   Costco Companies, Inc.+                     1,224,485
34,582   CVS Corporation                             1,346,537
39,300   Dayton Hudson Corporation                   1,906,050
 9,800   Dillard's, Inc.                               406,088
18,900   Federated Department Store+                 1,017,056
35,350   Gap, Inc.                                   2,178,444
43,900   K mart Corporation+                           845,075
20,464   Limited, Inc.                                 677,870
 3,400   Longs Drug Stores Company                      98,175
20,800   May Department Stores Company               1,362,400
 6,800   Nordstrom, Inc.                               525,300
22,600   Penney (J.C.) Company, Inc.                 1,634,262
23,200   Rite Aid Corporation                          871,450
 3,200   Russell Corporation                            96,600
35,200   Sears, Roebuck & Company                    2,149,400
28,800   TJX Companies, Inc.                           694,800
24,950   Toys R Us, Inc.+                              587,884
11,900   Venator Group, Inc.+                          227,588
202,000  Wal-Mart Stores, Inc.                      12,271,500
44,700   Walgreen Company                            1,846,669
                                                  ------------
                                                    33,335,406
                                                  ------------
    Savings and Loan Associations -- 0.1%
 9,912   Ahmanson (H.F.) Company                       703,752
 4,900   Golden West Financial
           Corporation                                 520,931
                                                  ------------
                                                     1,224,683
                                                  ------------
    Soaps and Detergents -- 0.1%
 9,300   Clorox Company                                886,988
                                                  ------------
    Steel -- 0.1%
 9,500   Armco, Inc.+                                   60,563
11,500   Bethlehem Steel Corporation+                  143,031
 7,900   Nucor Corporation                             363,400
 5,400   Timken Company                                166,388
 7,840   USX-U.S.Steel Group, Inc.                     258,720
 8,725   Worthington Industries, Inc.                  131,420
                                                  ------------
                                                     1,123,522
                                                  ------------
    Technology -- 0.6%
99,000   Ameritech Corporation                       4,442,625
10,700   ITT Industries                                399,913
 3,700   Millipore Corporation                         100,825
 4,300   Perkin-Elmer Corporation                      267,406
                                                  ------------
                                                     5,210,769
                                                  ------------
    Telecommunications -- 7.8%
10,900   360 Communications Company                    348,909
51,500   AirTouch Communications, Inc.+              3,009,531
16,600   ALLTEL Corporation                            771,900
 7,737   Andrew Corporation+                           139,750
17,300   Ascend Communications, Inc.+                  857,431
146,106  AT & T Corporation                          8,346,305
139,562  Bell Atlantic Corporation                   6,367,516
89,000   BellSouth Corporation                       5,974,125
33,200   Comcast Corporation Special,
           Class A (non -- voting)                   1,347,713
10,700   DSC Communications
           Corporation+                                321,000
15,400   Frontier Corporation                          485,100
13,500   General Instrument
           Corporation+                                367,031
117,974  Lucent Technologies, Inc.                   9,813,962
65,100   MCI Communications
           Corporation                               3,783,938
24,600   NEXTEL Communications, Inc.+                  611,925
46,800   Northern
           Telecommunications Ltd.                   2,655,900
165,400  SBC Communications                          6,616,000
38,700   Sprint Corporation                          2,728,350
45,586   Tele-Communications Inc.,
           Class A+                                  1,752,212
46,558   US West, Inc.+                              2,188,226
32,100   Viacom Inc., Class B+                       1,869,825
92,800   WorldCom, Inc.                              4,495,000
                                                  ------------
                                                    64,851,649
                                                  ------------
    Tire and Rubber -- 0.2%
 7,000   Cooper Tire & Rubber Company                  144,375
 6,600   Goodrich (B.F.) Company                       327,525
14,100   Goodyear Tire & Rubber
           Company                                     908,569
                                                  ------------
                                                     1,380,469
                                                  ------------
    Transportation -- 0.3%
14,163   Burlington Northern Santa Fe                1,390,629
13,280   FDX Corporation+                              833,320
 6,700   Ryder System, Inc.                            211,469
                                                  ------------
                                                     2,435,418
                                                  ------------
    Utilities -- 2.3%
12,100   Ameren Corporation                            480,975
17,100   American Electric Power
           Company, Inc.                               775,912
13,250   Baltimore Gas & Electric
           Company                                     411,578
13,600   Carolina Power & Light
           Company                                     589,900
19,100   Central & Southwest
           Corporation                                 513,313
14,234   Cinergy Corporation                           498,190
21,200   Consolidated Edison Company                   976,525
17,600   Dominion Resources, Inc.                      717,200
13,000   DTE Energy Company                            524,875
32,370   Duke Energy Company                         1,917,922
34,100   Edison International                        1,008,081
22,200   Entergy Corporation                           638,250
20,727   FirstEnergy Corporation                       637,355
16,000   FPL Group, Inc.                             1,008,000
11,500   GPU, Inc.                                     434,844
26,595   Houston Industries, Inc.                      821,121
 3,800   National Service Indutries, Inc.              193,325
16,000   Niagara Mohawk Power
           Corporation+                                239,000
  13,600  Northern States Power
            Company                                    389,300
  26,700  PacifiCorp                                   604,088
  20,000  PECO Energy Company                          583,750
   2,900  People's Energy Corporation                  112,013
  34,300  PG & E Corporation                         1,082,594
  15,100  PP & L Resources, Inc.                       342,581
  62,700  Southern Company                           1,736,006
  22,015  Texas Utilities Company                      916,374
  19,500  Unicom Corporation                           683,719
                                                  ------------
                                                    18,836,791
                                                  ------------
    Waste Management -- 0.3%
  17,100  Browning-Ferris Industries, Inc.             594,225
  29,600  Laidlaw Inc., Class B
            (non-voting)                               360,750
  42,791  Waste Management, Inc.                     1,497,685
                                                  ------------
                                                     2,452,660
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $550,379,213)                              805,894,655
                                                  ------------
U.S. TREASURY BILLS -- 0.2%
2,000,000 3.31%++ due 10/15/98**                     1,969,967
                                                  ------------
TOTAL U.S. TREASURY BILLS
  (Cost $1,969,967)                                  1,969,967
                                                  ------------

REPURCHASE AGREEMENT -- 2.9%
  (Cost $23,921,000)
$23,921,000 Agreement with State Street
               Bank and Trust Company,
               5.800% dated 06/30/1998, to
               be repurchased at $23,924,854
               on 07/01/1998, collateralized
               by $24,040,000 U.S. Treasury
               Note, 3.625% maturing
               01/15/2008 (value
               $24,400,600)                       $ 23,921,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $576,270,180*)                   100.5%    831,785,622
OTHER ASSETS AND
  LIABILITIES (Net)                       (0.5)     (3,947,488)
                                          ----    ------------
NET ASSETS                               100.0%   $827,838,134
                                          ====    ============

---------
*  Aggregate cost for Federal tax purposes is $576,907,561.
** Securities pledged as collateral for futures contracts.
+  Non-income producing security.
++ Rate represents annualized yield at date of purchase.




Number of                           Unrealized
Contracts                          Appreciation
-------                              ---------

FUTURES CONTRACTS -- LONG POSITION
    97   S&P 500 Index
           September 1998                             $975,202
                                                      ========



                     See Notes to Financial Statements.

Munder Index 500 Fund
Statement of Assets and Liabilities, June 30, 1998
-----------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost $576,270,180)
  See accompanying schedules:
    Securities  .......................................   $807,864,622
    Repurchase Agreement  .............................     23,921,000
                                                          ------------
Total Investments  ....................................    831,785,622
Cash  .................................................            956
Interest receivable  ..................................          3,854
Dividends receivable  .................................        801,636
Receivable for investment securities sold  ............        619,382
Receivable for Fund shares sold  ......................      3,443,678
Prepaid expenses and other assets  ....................         27,256
                                                          ------------
      Total Assets  ...................................    836,682,384
                                                          ------------

LIABILITIES:
Variation margin  .....................................        196,165
Payable for Fund shares redeemed  .....................      5,576,452
Payable for investment securities purchased  ..........      2,697,479
Investment advisory fee payable  ......................         46,380
Administration fee payable  ...........................         71,671
Shareholder servicing fees payable  ...................         34,128
Distribution fees payable  ............................         96,234
Transfer agent fee payable  ...........................         10,273
Custodian fees payable  ...............................         25,614
Accrued Trustees'/Directors' fees and expenses  .......          5,887
Accrued expenses and other payables  ..................         83,967
                                                          ------------
      Total Liabilities  ..............................      8,844,250
                                                          ------------
NET ASSETS  ...........................................   $827,838,134
                                                          ============

                      See Notes to Financial Statements.


Munder Index 500 Fund
Statement of Assets and Liabilities, June 30, 1998
-----------------------------------------------------------------------------

NET ASSETS consist of:
Accumulated net realized gain on investments sold and
  futures contracts  ..................................   $  4,770,399
Net unrealized appreciation of investments and futures
  contracts  ..........................................    256,194,954
Par value  ............................................         33,839
Paid-in capital in excess of par value  ...............    566,838,942
                                                          ------------
                                                          $827,838,134
                                                          ============
NET ASSETS:
Class A Shares  .......................................   $205,659,774
                                                          ============
Class B Shares  .......................................   $132,783,105
                                                          ============
Class K Shares  .......................................   $168,638,809
                                                          ============
Class Y Shares  .......................................   $320,756,446
                                                          ============
SHARES OUTSTANDING:
Class A Shares  .......................................      8,410,268
                                                          ============
Class B Shares  .......................................      5,424,254
                                                          ============
Class K Shares  .......................................      6,899,774
                                                          ============
Class Y Shares  .......................................     13,104,753
                                                          ============
CLASS A SHARES:
Net asset value and redemption price per share  .......         $24.45
                                                                ======
Maximum sales charge  .................................           2.50%
Maximum offering price per share  .....................         $25.08
                                                                ======
CLASS B SHARES:
Net asset value and offering price per share*  ........         $24.48
                                                                ======
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share  ..........................................         $24.44
                                                                ======
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share  ..........................................         $24.48
                                                                ======

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                      See Notes to Financial Statements.

Munder Index 500 Fund
Statement of Operations, Year Ended June 30, 1998
-----------------------------------------------------------------------------

INVESTMENT INCOME:
Interest  .............................................   $  1,735,786
Dividends (Net of foreign withholding taxes of
$40,506)  .............................................      9,892,517
                                                          ------------
      Total investment income  ........................     11,628,303
                                                          ------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares  .....................................        140,154
  Class B Shares  .....................................        421,479
Shareholder servicing fees:
  Class K Shares  .....................................        294,622
Investment advisory fee  ..............................        884,003
Administration fee  ...................................        717,314
Transfer agent fee  ...................................        143,780
Custodian fees  .......................................        175,385
Legal and audit fees  .................................         49,492
Trustees'/Directors' fees and expenses  ...............         24,731
Registration and filing fees  .........................         71,449
Other  ................................................        243,825
                                                          ------------
      Total Expenses  .................................      3,166,234
Fees waived by investment advisor  ....................       (421,846)
                                                          ------------
      Net Expenses  ...................................      2,744,388
                                                          ------------
NET INVESTMENT INCOME  ................................      8,883,915
                                                          ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain from:
  Security transactions  ..............................     27,085,998
  Futures contracts  ..................................      6,247,609
Net change in unrealized appreciation of:
  Securities  .........................................    128,755,189
  Futures contracts  ..................................        975,202
                                                          ------------
Net realized and unrealized gain on investments  ......    163,063,998
                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  .   $171,947,913
                                                          ============

                      See Notes to Financial Statements.

Munder Index 500 Fund
Statement of Changes in Net Assets
-----------------------------------------------------------------------------

                                                              Year           Year
                                                              Ended          Ended
                                                             6/30/98        6/30/97
                                                             -------        -------
Net investment income  ................................   $  8,883,915   $  6,941,562
Net realized gain on investments sold  ................     33,333,607     29,167,456
Net change in unrealized appreciation of investments  .    129,730,391     77,919,597
                                                          ------------   ------------
Net increase in net assets resulting from operations  .    171,947,913    114,028,615

Dividends to shareholders from net investment income:
    Class A Shares  ...................................     (1,934,743)      (954,317)
    Class B Shares  ...................................       (841,512)      (554,409)
    Class K Shares  ...................................     (1,499,498)      (624,025)
    Class Y Shares  ...................................     (4,498,789)    (4,739,789)
Distributions to shareholders from net realized gains:
    Class A Shares  ...................................    (10,783,436)      (588,465)
    Class B Shares  ...................................     (7,428,003)      (427,819)
    Class K Shares  ...................................    (10,764,825)      (449,588)
    Class Y Shares  ...................................    (24,608,492)    (3,239,164)
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares  ...................................     93,474,978     52,558,091
    Class B Shares  ...................................     55,275,429     36,795,987
    Class K Shares  ...................................     88,663,914     34,015,120
    Class Y Shares  ...................................    (69,550,686)    96,194,166
                                                          ------------   ------------
Net increase in net assets  ...........................    277,452,250    322,014,403

NET ASSETS:
Beginning of period  ..................................    550,385,884    228,371,481
End of period  ........................................   $827,838,134   $550,385,884
                                                          ============   ============
Undistributed net investment income  ..................   $     --       $     79,935
                                                          ============   ============

                      See Notes to Financial Statements.

                    [ This Page Intentionally Left Blank. ]

Munder Index 500 Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                                         A Shares
                                             ------------------------------------------------------------------
                                               Year          Year          Year         Period         Year
                                              Ended         Ended         Ended         Ended         Ended
                                             6/30/98       6/30/97      6/30/96(f)    6/30/95(d)  2/28/95(e,f)
                                             -------       -------      ----------    ----------  ------------

Net asset value, beginning of period  ..   $  20.94      $ 16.16       $ 13.80       $12.39        $12.06
                                           --------      -------       -------       ------        ------
Income from investment operations:
Net investment income  .................       0.31         0.34          0.33         0.09          0.29
Net realized and unrealized gain on
  investments  .........................       5.49         5.04          3.09         1.46          0.50
                                           --------      -------       -------       ------        ------
Total from investment operations  ......       5.80         5.38          3.42         1.55          0.79
                                           --------      -------       -------       ------        ------
Less distributions:
Dividends from net investment income  ..      (0.30)       (0.33)        (0.34)       (0.14)        (0.29)
Distributions from net realized gains  .      (1.99)       (0.27)        (0.72)         --          (0.17)
                                           --------      -------       -------       ------        ------
Total distributions  ...................      (2.29)       (0.60)        (1.06)       (0.14)        (0.46)
Net asset value, end of period  ........   $  24.45      $ 20.94       $ 16.16       $13.80        $12.39
                                           ========      =======       =======       ======        ======
Total return (b)  ......................      29.61%       33.97%        25.51%       12.58%         6.81%
                                           ========      =======       =======       ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $205,660      $88,988       $21,800       $  684        $  429
Ratio of operating expenses to average
  net assets  ..........................       0.39%        0.39%         0.36%        0.50%(c)      0.50%
Ratio of net investment income to
  average net assets  ..................       1.38%        1.91%         2.28%        2.41%(c)      2.49%
Portfolio turnover rate  ...............          8%          11%            8%           6%            7%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.45%        0.49%         0.54%        0.63%(c)      0.64%

----------------
(a) The Munder Index 500 Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on December 9, 1992, October 31, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


                   B Shares                                                 Y Shares
    --------------------------------------   ----------------------------------------------------------------------
    Year          Year          Period        Year          Year          Year          Period        Year
    Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
    6/30/98       6/30/97       6/30/96(f)    6/30/98       6/30/97       6/30/96(f)    6/30/95(d)    2/28/95(e,f)
    -------       -------       ----------    -------       -------       ----------    ----------    ------------
    $  20.94      $ 16.16       $ 14.76       $  20.97      $  16.17      $  13.81      $  12.40      $  12.07
    --------      -------       -------       --------      --------      --------      --------      --------

        0.22         0.29          0.20           0.34          0.35          0.36          0.11          0.32
        5.50         5.03          2.15           5.49          5.06          3.07          1.46          0.50
    --------      -------       -------       --------      --------      --------      --------      --------
        5.72         5.32          2.35           5.83          5.41          3.43          1.57          0.82
    --------      -------       -------       --------      --------      --------      --------      --------

       (0.19)       (0.27)        (0.23)         (0.33)        (0.34)        (0.35)        (0.16)        (0.32)
       (1.99)       (0.27)        (0.72)         (1.99)        (0.27)        (0.72)         --           (0.17)
    --------      -------       -------       --------      --------      --------      --------      --------
       (2.18)       (0.54)        (0.95)         (2.32)        (0.61)        (1.07)        (0.16)        (0.49)
    --------      -------       -------       --------      --------      --------      --------      --------
    $  24.48      $ 20.94       $ 16.16       $  24.48      $  20.97      $  16.17      $  13.81      $  12.40
    ========      =======       =======       ========      ========      ========      ========      ========
       29.17%       33.57%        16.51%         29.76%        34.19%        25.61%        12.69%         7.06%
    ========      =======       =======       ========      ========      ========      ========      ========

    $132,783      $61,738       $14,811       $320,756      $338,406      $174,693      $124,902      $100,024
        0.73%        0.74%         0.71%(c)       0.29%         0.29%         0.26%         0.25%(c)      0.25%
        1.03%        1.56%         1.93%(c)       1.47%         2.01%         2.38%         2.66%(c)      2.74%
           8%          11%            8%             8%           11%            8%            6%            7%

        0.80%        0.84%         0.89%(c)       0.35%         0.39%         0.44%         0.38%(c)      0.39%

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Munder Index 500 Fund
Notes To Financial Statements, June 30, 1998
-----------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

      The Munder Funds Trust ("MFT") is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989 and consists of 15 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Index 500 Fund (the "Fund"). The financial statements for the other funds of MFT are presented in separate reports.

      The Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Fund is presented in a separate annual report. The Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the advisor, under the supervision of the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Options: The Fund may write put or call options on securities it owns or has the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in

Munder Index 500 Fund
Notes To Financial Statements, June 30, 1998
             (Continued)
-----------------------------------------------------------------------------

that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Fund's investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Fund are allocated based upon relative net assets. Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

Munder Index 500 Fund
Notes To Financial Statements, June 30, 1998
             (Continued)
-----------------------------------------------------------------------------

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Custodian, and Other Related Party Transactions

      Munder Capital Management (the "Advisor") serves as the Fund's investment advisor. For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.20% based on assets up to $250 million; 0.12% based on assets between $250 and $500 million; and 0.07% based on assets exceeding $500 million.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. The Fund has received an order from the Securities and Exchange Commission allowing the Fund to escrow advisory fees payable to the Advisor until a shareholder vote for the consideration of new advisory contracts can be taken. This vote is expected to occur in November 1998.

      The Advisor has waived fees of $421,846 payable by the Fund for the year ended June 30, 1998, as reflected in the Statement of Operations.

      Comerica provides certain shareholder services to the Fund. As compensation for the shareholder services provided to the Fund, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Prior to November 1, 1997, Comerica provided custodian services and received fees as compensation for its services, based on the aggregate average daily net assets of the Fund and certain other investment portfolios advised by the Advisor for which Comerica provided services. These fees were computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. After November 1, 1997, no compensation was paid to Comerica for its services as custodian to the Fund. Comerica earned $69,198 for its custodian and shareholder services to the Fund for the year ended June 30, 1998.

      Each Trustee of MFT is paid an aggregate fee consisting of a $30,000 annual retainer per year for services in such capacity plus $2,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor or Comerica received any compensation from MFT.

Munder Index 500 Fund
Notes To Financial Statements, June 30, 1998
             (Continued)
-----------------------------------------------------------------------------

3. Shareholder Distribution and Service Plans

      The Fund has adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A and Class B Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Class B Plan also permits payments to be made by the Fund to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Fund). The Fund has also adopted a Shareholder Servicing Plan (the "Class K Plan") for the Class K Shares of the Fund. Under the Class K Plan, the Fund is permitted to enter into agreements with institutions that provide shareholder services to their customers. For the year ended June 30, 1998, the contractual rates, as a percentage of average daily net assets, under the Plans and Class K Plan are as follows:


                                                                         Class K
                                             Class A       Class B        Shares
                                              Shares        Shares       Service
                                            12b-1 Fees    12b-1 Fees       Fees
                                            ----------    ----------       ----
The Fund  ..............................       0.10%         0.45%         0.25%


4. Securities Transactions

      Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $180,603,510 and $49,798,858 respectively, for the year ended June 30, 1998. Cost of purchases of U.S. Government securities were $502,152 for the year ended June 30, 1998.

      At June 30, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $262,939,091 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $8,061,030.

Munder Index 500 Fund
Notes To Financial Statements, June 30, 1998
             (Continued)
-----------------------------------------------------------------------------

5. Common Stock

      At June 30, 1998, an unlimited amount of shares of beneficial interest $0.001 par value were authorized for the Fund.

      Changes in shares of beneficial interest for the Fund were as follows:


                                                   Year Ended                  Year Ended
                                                    6/30/98                     6/30/97
                                            ------------------------    -------------------------
Class A Shares:                               Shares        Amount        Shares        Amount
                                              ------        ------        ------        ------
Sold  ..................................     7,712,233  $174,197,902     3,909,821  $ 70,936,027
Issued as reinvestment of dividends  ...       199,979     4,221,414        28,123       508,677
Redeemed  ..............................    (3,750,716)  (84,944,338)   (1,037,817)  (18,886,613)
                                             ---------  ------------     ---------  ------------
Net increase  ..........................     4,161,496  $ 93,474,978     2,900,127  $ 52,558,091
                                             =========  ============     =========  ============

                                                     Year Ended                      Year Ended
                                                      6/30/98                         6/30/97
                                              --------------------------    -----------------------------
Class B Shares:                                Shares          Amount          Shares          Amount
                                               ------          ------          ------          ------
Sold  ..................................      2,696,194     $ 60,486,745     2,204,357      $ 39,980,269
Issued as reinvestment of dividends  ...        134,247       2,819,935         11,719           213,891
Redeemed  ..............................       (354,470)     (8,031,251)      (184,249)       (3,398,173)
                                              ---------     ------------     ---------      ------------
Net increase  ..........................      2,475,971     $ 55,275,429     2,031,827      $ 36,795,987
                                              =========     ============     =========      ============

                                                     Year Ended                      Year Ended
                                                      6/30/98                         6/30/97
                                              --------------------------    -----------------------------
Class K Shares:                                Shares          Amount          Shares          Amount
---------------                                ------          ------          ------          ------
Sold  ..................................      5,527,348     $123,539,189      2,143,298     $ 38,905,085
Issued as reinvestment of dividends  ...          1,239           26,046            110            2,006
Redeemed  ..............................     (1,553,772)     (34,901,321)      (274,797)      (4,891,971)
                                             ----------    -------------     ----------     ------------
Net increase  ..........................      3,974,815     $ 88,663,914      1,868,611     $ 34,015,120
                                              =========     ============      =========     ============

                                                     Year Ended                      Year Ended
                                                      6/30/98                         6/30/97
                                              --------------------------    -----------------------------
Class Y Shares:                                Shares          Amount          Shares          Amount
---------------                                ------          ------          ------          ------
Sold  ..................................      3,994,223    $  88,239,520      7,982,383     $144,007,404
Issued as reinvestment of dividends  ...         33,540          705,826          7,662          136,376
Redeemed  ..............................     (7,060,235)    (158,496,032)    (2,653,658)     (47,949,614)
                                             ----------    -------------     ----------    -------------
Net increase  ..........................     (3,032,472)   $ (69,550,686)     5,336,387     $ 96,194,166
                                             ==========    =============     ==========     ============


6. Subsequent Event

      The Board of Trustees of the Munder Funds Trust voted on August 4, 1998 to increase the Rule 12b-1 Fees applicable to Class A Shares from 0.10% to 0.15%, effective October 27, 1998.

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of The Munder Funds Trust
Munder Index 500 Fund

We have audited the accompanying statement of assets and liabilities of the Munder Index 500 Fund (the "Fund"), one of the portfolios constituting The Munder Funds Trust, including the portfolio of investments, as of June 30, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder Index 500 Fund portfolio of The Munder Funds Trust at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                               Ernst & Young LLP

Boston, Massachusetts
August 14, 1998

Munder Index 500 Fund
Tax Information, June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------

Of the distributions made by the Munder Index 500 Fund, 74.7% will qualify for the dividend received deduction available to corporate shareholders.

The Munder Index 500 Fund hereby designates $1,732,847 as a capital gain dividend for the purpose of the dividend paid deduction.

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

ANNINXABY98

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.